UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  INVESTMENT COMPANY ACT FILE NUMBER: 811-5669
                    -----------------------------------------

                                FIFTH THIRD FUNDS
               (Exact Name of Registrant as Specified in Charter)
                    -----------------------------------------

                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
               (Address of Principal Executive Office) (Zip Code)
                    -----------------------------------------


       Registrant's Telephone Number, including area code: (800) 282-5706

(Name and Address of Agent for Service)

            E. Keith Wirtz                             with a copy to:
               President                               Alan G. Priest
           Fifth Third Funds                          Ropes & Gray LLP
       38 Fountain Square Plaza                       One Metro Center
        Cincinnati, Ohio 45263                       700 12th Street NW
                                                          Suite 900
                                                  Washington, DC 20005-3948


Date of fiscal year end: July 31

Date of reporting period:  July 31, 2008

ITEM 1.  REPORT TO STOCKHOLDERS.


--------------------------------------------------------------------------------

                                              Fifth Third Funds

      [GRAPHIC]

                                              2008
                                              Stock and Bond
                                              Mutual Funds

                                              Annual Report to Shareholders
                                              July 31, 2008

                                              Advised by
                                              [FTAM LOGO]
                                              FIFTH THIRD ASSET MANAGEMENT

--------------------------------------------------------------------------------

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds' website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov. They may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Adviser to Fifth Third Funds and receives a fee for its services.

Fifth Third Funds, like all mutual funds:

o     are NOT FDIC insured

o     have no bank guarantee

o     may lose value

                                TABLE OF CONTENTS

Economic Outlook and Commentary Section ..................................     1
Management Discussion of Fund Performance
Small Cap Growth .........................................................     4
Mid Cap Growth ...........................................................     6
Quality Growth ...........................................................     8
Dividend Growth ..........................................................    10
Micro Cap Value ..........................................................    12
Small Cap Value ..........................................................    14
All Cap Value ............................................................    16
Disciplined Large Cap Value ..............................................    18
Structured Large Cap Plus ................................................    20
Equity Index .............................................................    22
International Equity .....................................................    24
Strategic Income .........................................................    26
Fifth Third LifeModel Aggressive(SM) .....................................    28
Fifth Third LifeModel Moderately Aggressive(SM) ..........................    32
Fifth Third LifeModel Moderate(SM) .......................................    36
Fifth Third LifeModel Moderately Conservative(SM) ........................    40
Fifth Third LifeModel Conservative(SM) ...................................    44
High Yield Bond ..........................................................    48
Total Return Bond ........................................................    50
Short Term Bond ..........................................................    52
Municipal Bond ...........................................................    54
Intermediate Municipal Bond ..............................................    56
Ohio Municipal Bond ......................................................    58
Michigan Municipal Bond ..................................................    60

Schedules of Investments .................................................    63

Notes to Schedules of Investments ........................................   130

Statements of Assets and Liabilities .....................................   132

Statements of Operations .................................................   137

Statements of Changes in Net Assets ......................................   142

Statement of Cash Flows ..................................................   166

Financial Highlights .....................................................   168

Notes to Financial Highlights ............................................   204

Notes to Financial Statements ............................................   205

Report of Independent Registered Public Accounting Firm ..................   222

Supplemental Information .................................................   223

                                                              Our Message to You
--------------------------------------------------------------------------------

The past fiscal year proved trying for equity and fixed income markets alike, generating losses for investors worldwide, including many Fifth Third Funds shareholders.

In the weeks following the close of the fiscal year, dramatic volatility, particularly in the financial sector, continued to disrupt equity and fixed income markets. The bailouts of government-sponsored enterprises such as Freddie Mac and Fannie Mae, coupled with the bankruptcy of Lehman Brothers Holdings and issues with other entities such as insurer American International Group, rattled confidence in the entire financial system, which heightened anxieties. During such periods of uncertainty, your Fifth Third Funds portfolio managers steadily monitor developments and revisit all holdings to ensure that fundamentals remain sound and our reasons for investing still ring true, regardless of the broader market's actions.

o     A 11.09% decline for the S&P 500 Index of large cap stocks.

o     A 4.96% decline for the S&P 400 Index of mid cap stocks.

o     A 8.28% decline for the S&P 600 Index of small cap stocks.

o     A 12.19% decline for the MSCI EAFE Index of international stocks.

Few corners of the market were spared from the broad-based selloff as the U.S. contended with a slowing economy, tumbling housing market and rising inflationary pressures. Growth stocks generally outperformed value holdings during the period and investors tended to avoid companies with any hint of a problem. Globally, developing economies generally benefited from soaring commodity prices and in turn, emerging market stocks outperformed those from established economies during the 12-month period.

We know periods such as these can be discouraging for investors of all stripes, as no one enjoys seeing hard-earning savings eroded by market forces. But in the face of such turmoil, we believe it is important to remember the value of a well-diversified portfolio to help mitigate volatility in near-term storms.

Taking a step back, a number of factors contributed to the financial market's malaise during the fiscal year, including:

1. The dramatic downturn in the financials sector, fueled by collapsing debt markets, a deteriorating housing industry and a wide-scale push to raise capital. After feasting on cheap credit and growing increasingly sloppy with lending standards over the past few years, many banks had their comeuppance during the period and struggled with plummeting share prices.

2. Credit market woes. From municipal market issues to high yield bonds, fixed income investments saw minimal appreciation - if any - during the period. Much of the performance stemmed from a wide-scale aversion to risk, which started in the mortgage-related securities and spread to asset-backed and corporate bonds. With little discrimination between varied quality profiles, we believe that the broad downturn potentially resulted in attractive opportunities for long-term investors to add high quality bonds on the cheap.

3. Spiking commodity prices. As oil surged to more than $140 a barrel, grains climbed to new highs and raw materials soared, inflationary concerns swept across the globe. Driven in part by strong demand from developing economies, the rising prices propped up costs on everything from breakfast cereal to jet fuel.

4. The U.S. economic slowdown. As housing values kept retreating and gasoline prices marched steadily higher, consumer confidence eroded through the latter portion of the period. The Federal Reserve responded by slashing its key lending rate from 5.25% to 2.00% over the 12-month period. Risk-averse financial institutions scaled back credit operations none the less. The economic stimulus payments distributed during the summer provided a lift in consumer spending, but the long-term effect remains unclear.

5. Reasonably sound corporate profit growth. Aside from the well-documented challenges facing the financials sector, many U.S. corporations reported relatively healthy financial results, especially those with exposure to international markets. But since most equities were painted with a negative brush during the market's retreat, FTAM believes historically low price-to-earnings ratios on some stocks potentially indicated attractive entry points in some cases.

6. Enduring economic growth rates around the world. Despite modest slowdowns and rising prices in 2008, many global economies remained generally robust during the period. Most remarkable was the performance of developing countries, which didn't collapse as soon as warning flags emerged in well-established economies. Instead, solid contributions from energy and materials producers buffered the emerging markets sector.

Within the bond market, U.S. Treasury issues benefited from a general flight to quality and led the way during the 12-month period covered by this annual report. Riskier securities lagged significantly, with bonds tied to subprime mortgages trailing the market. Municipal bonds also slid as monoline insurers, which back debt issued by less-stable municipalities, sustained rating downgrades during the period. Cash investments contended with shrinking yields as the Federal Reserve trimmed its key lending rate from 5.25% to 2.00% over the 12-month period. While long-term interest rates fluctuated during the period, the U.S. Treasury yield curve steepened, with short-term yields falling farther than long-term rates.

Although  markets  have  struggled  during  the  past  12  months,   we  believe
investments in higher quality instruments may offer opportunities to benefit once the markets begin to recover.

Packed with high quality stocks and bonds supported by solid fundamentals, we believe the family of Fifth Third Funds is well-positioned to weather the current turbulence. Enhancing my optimism is my belief that the Fifth Third portfolio managers are committed to seeking out the market's true drivers - today and down the road.

Looking ahead, our expectations on the macro front include:

o     We predict no further rate cuts by the Federal Reserve in 2008.

o We predict U.S. economic growth conditions slowing in the second half of 2008. We expect increased anxiety about an actual contraction in the economy during early 2009.

o We predict all troubles lead to housing. We expect near-term weakness, but our early 2009 thoughts are potentially more positive at present. We believe we may be close to the bottom.

o We predict global economic growth around 4% for 2008, although the economic climate is slowing worldwide.

o Absent financials, which have pushed the average earnings results into negative territory, we predict respectable profit growth among U.S. corporations with annual earnings per share figures rising about 8%.

o     We predict a rebound in the value of the U.S. dollar.

o We predict a possible restoration of traditional risk-reward profiles in the fixed income market.

In closing, market developments since the fiscal year's start on August 1, 2007, have been challenging and investors' patience has been tested. More successful investors, however, tend to recognize that markets swing both up and down and recognize the importance of an overall well-diversified investment portfolio to help achieve their investment goal. Importantly, our holdings are quality oriented and reflect strong fundamentals. Knowing from past experience that such stocks and bonds historically lead the market, I am confident that your patience in our Funds will ultimately be rewarded.

Thank you for your confidence in Fifth Third Funds.

/s/ Keith Wirtz

Keith Wirtz, CFA
Chief Investment Officer

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Terms and Definitions
--------------------------------------------------------------------------------

The Standard & Poor's 500 Stock Index ("S&P 500 Index") is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The Standard and Poor's MidCap 400 Index ("S&P 400 Index") is an index of 400 selected common stocks that tracks U.S. firms with market capitalizations of $1.5 billion to $5.5 billion.

The Standard and Poor's SmallCap 600 Index ("S&P 600 Index") is an index of 600 selected common stocks that tracks U.S. firms with market capitalizations of $300 million to $2 billion.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE)(R) Index is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries.

The above indices do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Moody's quality rating scale ranges from "Aaa" on the high end to "C" on the low end with seven intermediate categories.

The P/E Ratio, or Price-to-Earnings Ratio, is a valuation ratio of a company's current share price to its per-share earnings.

The P/B Ratio, or Price-to-Book Ratio, is used to compare a stock's market value to its book value.

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

MANAGEMENT DISCUSSION  OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Small Cap Growth Fund (Institutional) declined 10.17% on a net of fee basis, underperforming its benchmark, the Russell 2000(R) Growth Index, which slipped 3.76%.

The U.S. economy weakened significantly through the period, undermined by credit market problems, a near- doubling of the price of oil and a collapsing housing market. Though the Federal Reserve responded aggressively with seven rate cuts, which slashed the prime lending rate from 5.25% to 2.00% over the 12-month period, consumer confidence slumped and unemployment figures climbed through the latter months. Along with the macroeconomic issues, small cap equities contended with unusual hedge fund interest during the period, and the resulting trading impact generally contributed positively to the benchmark's performance.

As for the Fund, it was weighed down by poor stock selection in the information technology sector in particular. Holdings from an assortment of industries, including software, Internet software, communications equipment and semiconductors, all struggled during the period. In addition, exposure in the consumer discretionary and telecommunication services sectors hindered returns, as did a significant underweight position, relative to the benchmark, in the surging biotechnology group.

Despite these negatives, investments in health care equipment and supplies companies aided performance, as did investments in oilfield equipment and services stocks in the energy sector and industrials sector holdings in the electrical equipment and machinery industries. The Fund also received a relative lift from a lack of exposure to the struggling hotel and leisure, household durables and automobile components industries within consumer discretionary.

During the period, the Fund reduced exposure in the technology area. Additionally, a continued distaste for consumer-related stocks prompted a move out of textile and apparel manufacturers and retailers. Proceeds were directed into select names in the energy sector and in the electrical equipment, health care provider, capital market and chemical industries.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                        Ending
                                          1 Year    5 Year   10 Year   Value(2)
                                          -------   ------   -------   --------
Institutional                             -10.17%    7.58%     4.51%    $15,541
--------------------------------------------------------------------------------
Class A Shares                            -14.98%    6.20%     3.70%    $15,131
--------------------------------------------------------------------------------
Class B Shares                            -13.98%    6.35%     3.44%    $14,030
--------------------------------------------------------------------------------
Class C Shares                            -11.14%    6.48%     3.45%    $14,033
--------------------------------------------------------------------------------
Russell 2000(R)
Growth Index(1)                            -3.76%    9.27%     3.94%    $14,715
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 1.09% (Institutional Shares), 1.34% (Class A) and 2.09% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Small Cap Growth Fund Institutional Shares reflects the performance of the Kent Small Company Growth Fund Institutional
Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for Class A Shares reflects the performance of the Kent Small Company Growth Investment Shares, with an inception date of December 4, 1992, adjusted for maximum sales charge. The inception date for Class B and Class C Shares is October 29, 2001.

--------------------------------------------------------------------------------
Top Ten Equity Holdings as of July 31, 2008*
--------------------------------------------------------------------------------
as a percentage of value of investments +
--------------------------------------------------------------------------------

AZZ, Inc. ..............................................................   1.79%
NuVasive, Inc. .........................................................   1.60%
Complete Production Services, Inc. .....................................   1.60%
Digital Realty Trust, Inc. .............................................   1.48%
DXP Enterprises, Inc. ..................................................   1.48%
American Public Education, Inc. ........................................   1.47%
T-3 Energy Services, Inc. ..............................................   1.44%
Titan Machinery, Inc. ..................................................   1.43%
Icon PLC ADR ...........................................................   1.40%
BioMartin Pharmaceuticals, Inc. ........................................   1.39%

* Long-term securities.

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                        Fifth Third Small Cap Growth    Russell 2000(R)
                           (Institutional Shares)        Growth Index
                        ----------------------------    ---------------
      7/31/98                     $ 10,000                  $ 10,000
                                  $  8,553                  $  8,471
        12/98                     $  9,766                  $ 10,474
                                  $  8,966                  $ 10,298
                                  $ 10,739                  $ 11,816
                                  $ 10,404                  $ 11,235
        12/99                     $ 12,498                  $ 14,987
                                  $ 13,521                  $ 16,379
                                  $ 13,346                  $ 15,171
                                  $ 13,586                  $ 14,568
        12/00                     $ 12,450                  $ 11,626
                                  $ 10,617                  $  9,858
                                  $ 12,168                  $ 11,630
                                  $  9,895                  $  8,364
        12/01                     $ 11,939                  $ 10,553
                                  $ 12,197                  $ 10,346
                                  $ 10,793                  $  8,722
                                  $  8,724                  $  6,845
        12/02                     $  8,954                  $  7,359
                                  $  8,663                  $  7,074
                                  $ 10,107                  $  8,782
                                  $ 11,118                  $  9,702
        12/03                     $ 12,577                  $ 10,932
                                  $ 12,823                  $ 11,542
                                  $ 12,741                  $ 11,553
                                  $ 11,933                  $ 10,858
        12/04                     $ 13,337                  $ 12,496
                                  $ 12,861                  $ 11,643
                                  $ 13,193                  $ 12,048
                                  $ 13,758                  $ 12,809
        12/05                     $ 13,955                  $ 13,015
                                  $ 16,318                  $ 14,884
                                  $ 15,106                  $ 13,805
                                  $ 14,719                  $ 13,562
        12/06                     $ 15,637                  $ 14,752
                                  $ 16,591                  $ 15,117
                                  $ 18,137                  $ 16,128
                                  $ 17,905                  $ 16,130
        12/07                     $ 17,366                  $ 15,791
                                  $ 14,657                  $ 13,766
                                  $ 15,714                  $ 14,381
     07/31/08                     $ 15,541                  $ 14,715

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index tracks the performance of common stocks that measure the performance of the securities found in the Russell 2000(R) universe with higher forecasted growth values.

      The Russell 2000(R) Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Mid Cap Growth Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Mid Cap Growth Fund (Institutional) declined 11.24% on a net of fee basis, trailing its benchmark, the Russell Midcap(R) Growth Index, which fell 7.92%.

The U.S. economy weakened significantly through the period, undermined by credit market problems, a near- doubling of the price of oil and a collapsing housing market. Though the Federal Reserve responded aggressively with seven rate cuts, which slashed the prime lending rate from 5.25% to 2.00% over the 12-month period, consumer confidence slumped and unemployment figures climbed through the latter months.

Against this backdrop, the Fund was pulled down by poor stock selection in the energy, consumer discretionary, telecommunication services and financials sectors. Within the energy space, weak stock selection in the oilfield equipment and services hindered return, as did a lack of exposure to the coal industry, which thrived amid climbing commodity markets. In addition, wireless service providers hurt the telecom stake and the Fund's financial holdings struggled with the broader market challenges.

Positive contributors hailed from the health care sector, most notably within the providers and services industries. Information technology stocks, including select holdings in the software and computer peripherals groups, further boosted performance.

Over the course of the period, the Fund shifted funds out of consumer- and credit-related sectors such as financials, consumer discretionary and telecom services, as well as a move away from the health care providers and services. In turn, it heightened its focus on the materials sector, especially within the chemicals industry, and the industrials group, most notably among commercial services and supply firms. It also padded its weighting in the utilities and information technology sectors.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Mid capitalization funds typically carry additional risk since mid- size companies generally have a higher risk of failure. Historically, mid-size companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                        Ending
                                          1 Year    5 Year   10 Year   Value(2)
                                          -------   ------   -------   --------
Institutional                             -11.24%    7.74%     4.22%    $15,114
--------------------------------------------------------------------------------
Class A Shares                            -15.86%    6.39%     3.40%    $13,968
--------------------------------------------------------------------------------
Class B Shares                            -15.87     6.39%     3.12%    $13,591
--------------------------------------------------------------------------------
Class C Shares                            -11.88%    6.74%     3.21%    $13,721
--------------------------------------------------------------------------------
Russell Midcap(R)
Growth Index(1)                            -7.92%   10.67%     5.69%    $17,398
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 1.11% (Institutional Shares), 1.36% (Class A) and 2.11% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception dates for the Institutional, Class B and Class C Shares of the Mid Cap Growth Fund are August 11, 1998, October 11, 2000 and April 24, 1996, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

--------------------------------------------------------------------------------
Top Ten Equity Holdings as of July 31, 2008*
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

American Tower Corp., Class A ..........................................   1.89%
Stericycle, Inc. .......................................................   1.84%
Mettler Toledo International, Inc. .....................................   1.80%
Joy Global, Inc. .......................................................   1.75%
Activision Blizzard, Inc. ..............................................   1.63%
CF Industries Holdings, Inc. ...........................................   1.61%
Corrections Corp. of America ...........................................   1.60%
PerkinElmer, Inc. ......................................................   1.57%
Burger King Holdings, Inc. .............................................   1.56%
Herbalife, Ltd. ........................................................   1.55%

* Long-term securities.

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Mid Cap Growth Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                               Mid Cap Growth          Russell MidCap(R)
                           (Institutional Shares)        Growth Index
                           ----------------------      -----------------
      7/31/98                     $ 10,000                  $ 10,000
                                  $  8,894                  $  8,704
        12/98                     $ 10,578                  $ 11,008
                                  $ 10,096                  $ 11,384
                                  $ 11,223                  $ 12,570
                                  $ 10,056                  $ 11,940
        12/99                     $ 12,383                  $ 16,654
                                  $ 14,018                  $ 20,172
                                  $ 13,514                  $ 18,678
                                  $ 14,631                  $ 19,149
        12/00                     $ 13,241                  $ 14,697
                                  $ 11,001                  $ 11,010
                                  $ 13,056                  $ 12,792
                                  $ 10,094                  $  9,236
        12/01                     $ 12,409                  $ 11,735
                                  $ 12,123                  $ 11,528
                                  $  9,889                  $  9,423
                                  $  8,105                  $  7,804
        12/02                     $  8,633                  $  8,519
                                  $  8,408                  $  8,518
                                  $ 10,010                  $ 10,116
                                  $ 10,539                  $ 10,840
        12/03                     $ 11,872                  $ 12,158
                                  $ 12,201                  $ 12,746
                                  $ 12,132                  $ 12,880
                                  $ 11,422                  $ 12,322
        12/04                     $ 12,859                  $ 14,040
                                  $ 12,418                  $ 13,806
                                  $ 13,240                  $ 14,279
                                  $ 13,968                  $ 15,215
        12/05                     $ 14,312                  $ 15,739
                                  $ 16,049                  $ 16,936
                                  $ 15,145                  $ 16,141
                                  $ 15,023                  $ 16,285
        12/06                     $ 15,747                  $ 17,416
                                  $ 16,680                  $ 18,105
                                  $ 17,830                  $ 19,326
                                  $ 17,840                  $ 19,741
        12/07                     $ 17,074                  $ 19,406
                                  $ 15,340                  $ 17,281
                                  $ 15,692                  $ 18,084
      7/31/08                     $ 15,114                  $ 17,398

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

      The Russell Midcap(R) Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Quality Growth Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Quality Growth Fund (Institutional) gained 2.85% on a net of fee basis, significantly outperforming its benchmarks, the Russell 1000(R) Growth Index, which declined 6.29%.

The financial credit crisis dominated the period, contributing to market volatility and unsettling investors worldwide. Stocks reacted to the disruption in the credit markets by moving sharply lower starting in October 2007. Inflation anxieties stemming in part from soaring oil and commodity prices extended the fall through the second half of the period, along with economic concerns stirred in part by the deepening of the housing market tumble.

Favorable stock selection within the materials and energy sectors - which both benefited from spiking commodity markets - keyed the Fund's performance. Within the materials sector, agriculture-related names were standouts as higher grain prices prompted farmers to seek improved crop yields. As stock prices steadily climbed, however, the Fund booked some profits and directed the proceeds into metal miners and processors. In the energy space, a mix of services and equipment companies and exploration and production firms provided a lift.

The Fund also benefited from effective stock selection in two of the worst performing sectors in the primary benchmark - financials and consumer discretionary. Select investment companies and fast food restaurants aided returns, while an aversion to banks and retailers helped on a relative basis as well.

In contrast, stock selection within the consumer staples sector diminished returns, and the Fund finished the period with an underweight position, relative to the primary benchmark, in the sector.

At the period's end, international economic prospects appeared modestly better than those of the U.S., especially among emerging markets. As a growing percentage of U.S. corporate profits are attributed to overseas business, we believe the global component is an increasingly important factor in assessing the growth potential of the Fund's possible investments.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                        Ending
                                           1 Year   5 Year   10 Year   Value(2)
                                           ------   ------   -------   --------
Institutional                               2.79%    6.46%     2.66%    $13,001
--------------------------------------------------------------------------------
Class A Shares                             -2.62%    5.11%     1.88%    $12,048
--------------------------------------------------------------------------------
Class B Shares                             -2.61%    5.09%     1.59%    $11,712
--------------------------------------------------------------------------------
Class C Shares                              1.70%    5.39%     1.68%    $11,818
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index(1)            -6.29%    6.39%     0.83%    $10,862
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 1.11% (Institutional Shares), 1.36% (Class A) and 2.11% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception dates for the Institutional, Class B and Class C Shares of the Quality Growth Fund are August 11, 1998, October 11, 2000 and April 25,1996, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

--------------------------------------------------------------------------------
Top Ten Equity Holdings as of July 31, 2008*
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

Microsoft Corp. ........................................................   2.66%
International Business Machines Corp. ..................................   2.39%
Northern Trust Corp. ...................................................   2.12%
McDonald's Corp. .......................................................   2.06%
Baxter International, Inc. .............................................   1.97%
Gilead Sciences, Inc. ..................................................   1.96%
Praxair, Inc. ..........................................................   1.95%
Monsanto Co. ...........................................................   1.94%
Kellogg Co. ............................................................   1.92%
Qualcomm, Inc. .........................................................   1.91%

* Long-term securities.

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Quality Growth Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                               Quality Growth          Russell 1000(R)
                            (Institutional Shares)      Growth Index
                            ----------------------     ---------------
      7/31/98                      $ 10,000                $ 10,000
                                   $  9,077                $  9,152
        12/98                      $ 11,638                $ 11,599
                                   $ 12,039                $ 12,336
                                   $ 12,783                $ 12,811
                                   $ 12,408                $ 12,342
        12/99                      $ 14,415                $ 15,445
                                   $ 15,457                $ 16,546
                                   $ 15,184                $ 16,099
                                   $ 14,905                $ 15,233
        12/00                      $ 13,865                $ 11,982
                                   $ 11,528                $  9,478
                                   $ 12,182                $ 10,276
                                   $ 10,026                $  8,281
        12/01                      $ 11,957                $  9,535
                                   $ 11,643                $  9,288
                                   $  9,345                $  7,554
                                   $  7,616                $  6,417
        12/02                      $  8,070                $  6,876
                                   $  7,796                $  6,803
                                   $  9,032                $  7,776
                                   $  9,500                $  8,080
        12/03                      $ 10,602                $  8,922
                                   $ 10,636                $  8,992
                                   $ 10,495                $  9,166
                                   $  9,674                $  8,687
        12/04                      $ 10,509                $  9,484
                                   $  9,987                $  9,096
                                   $ 10,369                $  9,320
                                   $ 10,824                $  9,694
        12/05                      $ 11,166                $  9,983
                                   $ 11,588                $ 10,292
                                   $ 10,938                $  9,890
                                   $ 11,172                $ 10,279
        12/06                      $ 11,718                $ 10,889
                                   $ 11,863                $ 11,018
                                   $ 12,799                $ 11,773
                                   $ 13,762                $ 12,269
        12/07                      $ 14,230                $ 12,175
                                   $ 12,825                $ 10,936
                                   $ 13,150                $ 11,072
      7/31/08                      $ 13,001                $ 10,862

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

      The Russell 1000(R) Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Dividend Growth Fund
--------------------------------------------------------------------------------

For the 12-month  period ended July 31, 2008,  the Fifth Third  Dividend  Growth
Fund (Institutional) declined 5.69% on a net of fee basis, compared to its primary benchmark, the Standard & Poor's 500 Index, which dropped 11.09%.

As economic concerns gained traction, due in part to soaring oil prices and rallies in other commodity markets, the equity market responded accordingly. The financials sector, facing lengthy credit market issues and riddled with deteriorating fundamentals, tumbled. Meanwhile, the energy and materials sectors, bolstered by rising energy and raw materials prices, advanced, joined by the defense-oriented consumer staples sector.

Against this negative backdrop, strong stock selection in the financials sector aided the Fund's outperformance of the benchmark. Along with effective investments in wealth management, discount brokerage and capital market firms, the Fund also avoided thrifts and other home lenders, which suffered as the housing market tumbled.

Health care sector stocks also contributed positively to performance relative to the benchmark, bolstered by selections among biotechnology and medical equipment outfits and an underweight position, relative to the primary benchmark, in pharmaceutical companies. Additionally, an underweight stake in the consumer discretionary sector, keyed by an aversion to automotive suppliers and airlines, enhanced returns relative to the primary benchmark.

Detractors from performance included a modestly underweight position in the energy sector and stock selections in the information technology sector.

Midway through the period, the Fund booked some profits in the energy sector, which appeared vulnerable following a considerable runup, and steered some of the proceeds into what we perceived to be attractive opportunities in the health care and technology sectors. The decision proved beneficial as health care and technology generally remained immune to the troubles afflicting the financial sector and offered exposure to better-positioned international economies.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Because the Fund may invest in a single industry, its shares do not represent a complete investment program. As a non-diversified Fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                         Ending
                                            1 Year   5 Year   10 Year   Value(2)
                                           -------   ------   -------   --------
Institutional                               -5.69%    6.42%    -1.99%   $  8,181
--------------------------------------------------------------------------------
Class A Shares                             -10.64%    5.13%    -2.71%   $  7,599
--------------------------------------------------------------------------------
Class B Shares                             -11.30%    5.06%    -2.90%   $  7,452
--------------------------------------------------------------------------------
Class C Shares                              -6.83%    5.36%    -2.92%   $  7,434
--------------------------------------------------------------------------------
S&P 500 Index(1)                           -11.09%    7.03%     2.91%   $ 13,317
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 1.76% (Institutional Shares), 2.00% (Class A) and 2.74% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to March 6, 1998 the quoted performance of the Dividend Growth Fund reflects the performance of the Class A Shares of the Pinnacle Fund. The inception dates for the Institutional, Class B and Class C of the Fund are August 11, 1998, October 11, 2000 and March 9, 1998, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C.

--------------------------------------------------------------------------------
Top Ten Equity Holdings as of July 31, 2008*
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

Exxon Mobil Corp. .....................................................    3.25%
United Technologies Corp. .............................................    2.28%
Emerson Electric Co. ..................................................    2.27%
US Bancorp ............................................................    2.00%
Procter & Gamble Co. ..................................................    1.94%
Qualcomm, Inc. ........................................................    1.85%
Becton Dickinson & Co. ................................................    1.82%
General Dynamics Corp. ................................................    1.77%
Wells Fargo & Co. .....................................................    1.73%
Phillip Morris International Inc. .....................................    1.57%

* Long-term securities.

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Dividend Growth Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                 Dividend Growth
                             (Institutional Shares)    S&P 500 Index
                             ----------------------    --------------
      7/31/98                       $ 10,000              $ 10,000
                                    $  8,974              $  9,102
        12/98                       $ 11,211              $ 11,041
                                    $ 11,636              $ 11,591
                                    $ 11,945              $ 12,407
                                    $ 11,331              $ 11,634
        12/99                       $ 12,516              $ 13,365
                                    $ 12,963              $ 13,669
                                    $ 12,503              $ 13,305
                                    $ 11,937              $ 13,177
        12/00                       $ 10,043              $ 12,146
                                    $  8,170              $ 10,706
                                    $  8,533              $ 11,332
                                    $  7,226              $  9,669
        12/01                       $  7,853              $ 10,702
                                    $  7,639              $ 10,732
                                    $  6,498              $  9,294
                                    $  5,432              $  7,688
        12/02                       $  5,521              $  8,337
                                    $  5,310              $  8,075
                                    $  5,877              $  9,318
                                    $  5,894              $  9,564
        12/03                       $  6,646              $ 10,729
                                    $  6,837              $ 10,910
                                    $  6,847              $ 11,098
                                    $  6,293              $ 10,890
        12/04                       $  6,946              $ 11,896
                                    $  6,554              $ 11,640
                                    $  6,709              $ 11,800
                                    $  7,042              $ 12,225
        12/05                       $  7,256              $ 12,481
                                    $  7,503              $ 13,007
                                    $  7,395              $ 12,819
                                    $  7,793              $ 13,546
        12/06                       $  8,201              $ 14,453
                                    $  8,280              $ 14,545
                                    $  8,835              $ 15,458
                                    $  9,299              $ 15,772
        12/07                       $  9,174              $ 15,247
                                    $  8,524              $ 13,807
                                    $  8,012              $ 13,430
      7/31/08                       $  8,181              $ 13,317

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the S&P 500 Index. The S&P 500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

      The S&P 500 Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Micro Cap Value Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Micro Cap Value Fund (Institutional) declined 12.23% on a net of fee basis, compared to its benchmarks, the Russell Microcap(R) Value Index, which fell 17.25%, and the Russell 2000(R) Value Index, which retreated 9.95%.

Despite seven rate cuts from the Federal Reserve, which slashed its key lending rate from 5.25% to 2.00%, the U.S. economy decelerated during the period. Furthermore, with the housing industry stumbling, credit market problems continuing and consumer confidence waning, the near-term outlook remained uncertain at best. The challenging conditions affected the majority of the sectors of the economy, with energy the only consistent gainer as oil prices spiked.

Within the Fund, good stock selection in the beleaguered financials sector, most notably in the insurance industry - where a number of buyouts boosted Fund performance - and among capital markets firms, helped relative returns. Additionally, semiconductor investments aided the Fund's information technology sector exposure and stakes in specialty chemical companies lifted its materials sector performance, along with an avoidance of manufacturers of commodity chemicals.

Stock selection in the energy sector detracted from returns, as did poor performers from the health care service and providers industry.

As the broader economic landscape became more problematic, the Fund trimmed its exposure to the smallest companies within the micro cap universe - those with market capitalizations between $50 million and $100 million - which tend to be more vulnerable to slowing economies. Alternatively, the Fund focused on larger micro cap stocks - those in the $400 million to $500 million range.

At a sector level, shifts included a move from an underweight position, relative to the benchmark, to an overweight stake in the health care sector, and a reduction in the size of the overweight position in the industrials sector.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Micro capitalization funds typically carry additional risk since micro-cap companies generally have a higher risk of failure. Historically, micro-cap stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                         Ending
                                          1 Year   5 Year   10 Year     Value(2)
                                         -------   ------   -------     --------
Institutional                            -12.23%    8.77%    11.79%     $ 30,487
--------------------------------------------------------------------------------
Class A Shares                           -16.74%    7.40%    11.02%     $ 28,458
--------------------------------------------------------------------------------
Class B Shares                           -15.70%    7.78%    10.88%     $ 28,087
--------------------------------------------------------------------------------
Class C Shares                           -12.95%    7.95%    11.07%     $ 28,572
--------------------------------------------------------------------------------
Russell 2000(R) Value Index(1)            -9.95%   10.04%     8.89%     $ 23,440
--------------------------------------------------------------------------------
Russell Microcap(R) Value Index(1)       -17.25%    8.15%    11.69%(3)  $ 24,445
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 1.82% (Institutional Shares), 2.06% (Class A) and 2.81% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception dates for the Institutional, Class B and Class C are August 11, 1998, October 11, 2000 and April 25, 1996, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class.

--------------------------------------------------------------------------------
Top Ten Equity Holdings as of July 31, 2008*
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

Overhill Farms, Inc. ..................................................    1.45%
Bluegreen Corp. .......................................................    1.25%
Ness Technologies, Inc. ...............................................    1.23%
Hersha Hospitality Trust, A Shares ....................................    1.14%
Stealthgas, Inc. ......................................................    1.12%
Jo-Ann Stores, Inc. ...................................................    1.10%
Ciber, Inc. ...........................................................    1.09%
Semitool, Inc. ........................................................    1.08%
Monro Muffler, Inc. ...................................................    1.08%
Berkshire Hills Bancorp, Inc. .........................................    1.04%

* Long-term securities.

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Micro Cap Value Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                      Micro Cap Value      Russell 2000(R)   Russell Microcap(R)
                  (Institutional Shares)     Value Index         Value Index
                  ----------------------   ---------------   -------------------
      7/31/98            $ 10,000             $ 10,000
                         $  8,551             $  8,910
        12/98            $  9,911             $  9,719
                         $ 10,425             $  8,777
                         $ 12,646             $ 10,230
                         $ 11,535             $  9,429
        12/99            $ 12,040             $  9,574
                         $ 13,270             $  9,940
                         $ 12,625             $ 10,134             $ 10,000
                         $ 12,819             $ 10,878             $ 10,391
        12/00            $ 11,891             $ 11,759             $ 10,441
                         $ 12,967             $ 11,874             $ 11,090
                         $ 15,148             $ 13,255             $ 13,347
                         $ 12,894             $ 11,488             $ 11,372
        12/01            $ 14,615             $ 13,408             $ 13,315
                         $ 16,142             $ 14,693             $ 14,540
                         $ 16,166             $ 14,381             $ 15,070
                         $ 12,821             $ 11,319             $ 11,767
        12/02            $ 14,651             $ 11,876             $ 12,544
                         $ 14,480             $ 11,273             $ 12,228
                         $ 19,022             $ 13,835             $ 15,395
                         $ 21,293             $ 14,904             $ 17,433
        12/03            $ 24,819             $ 17,343             $ 20,506
                         $ 26,984             $ 18,543             $ 22,202
                         $ 27,680             $ 18,700             $ 22,168
                         $ 26,984             $ 18,728             $ 21,669
        12/04            $ 30,586             $ 21,201             $ 24,798
                         $ 29,430             $ 20,358             $ 23,505
                         $ 28,219             $ 21,391             $ 24,236
                         $ 30,063             $ 22,052             $ 25,299
        12/05            $ 30,491             $ 22,199             $ 25,577
                         $ 33,708             $ 25,197             $ 29,130
                         $ 32,096             $ 24,516             $ 28,021
                         $ 31,375             $ 25,141             $ 28,290
        12/06            $ 34,390             $ 27,411             $ 31,154
                         $ 35,627             $ 27,812             $ 31,525
                         $ 36,963             $ 28,452             $ 32,162
                         $ 34,588             $ 26,671             $ 29,783
        12/07            $ 31,060             $ 24,731             $ 27,065
                         $ 29,642             $ 23,117             $ 25,072
                         $ 28,617             $ 22,297             $ 23,134
      7/31/08            $ 30,487             $ 23,440             $ 24,445

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 2000(R) Value Index and the Russell Microcap(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with a less-than-average growth orientation. The Russell Microcap(R) Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

      The Russell 2000(R) Value Index and the Russell Microcap(R) Value Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2008.

(3) The average annual total return for the Russell Microcap(R) Value Index since its inception.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Small Cap Value Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Small Cap Value Fund (Institutional) declined 3.68% on a net of fee basis, outperforming its benchmark, the Russell 2000(R) Value Index, which declined 9.95%.

The U.S. economy generally struggled during the period, bogged down by the troubles in the credit market and increasing inflationary pressures. Consumers generally reacted by reining in spending and directing more of their incomes toward soaring energy costs. Overseas economies generally fared better, although signs of weakness emerged late in the period.

Equities experienced considerable volatility during the 12-month period and small cap stocks fared better than other equities during the second half of the period. While negative within the Fund, traditionally defensive sectors such as consumer staples and health care led performance, relative to the benchmark, through the first five months, while financials, consumer discretionary and industrials stocks provided the best relative returns through the final seven months.

Looking at the entire 12-month period, despite negative performance the Fund benefited from an underweight position, relative to the benchmark, in the industrials sector and benefited from a lack of exposure to the beleaguered media and auto supplier industries. Within the financials sector, by focusing on banks that maintained conservative lending practices the Fund appeared to have sidestepped many of the current credit-related issues facing other financial institutions, also aiding performance relative to the benchmark.

In addition, investments in the resurgent U.S. trucking industry and in electrical equipment manufacturers with global customers lifted the Fund's industrials sector exposure.

On the downside, exposure in the health care sector, where poor stock selection outweighed an overweight stake, hindered performance. So did an aversion to red-hot fertilizer stocks, which helped prop up the materials sector but featured valuations that far exceeded the Fund's targets.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                  Inception                    Since     Ending
                                     Date    1 Year  5 Year  Inception  Value(2)
                                  ---------  ------  ------  ---------  --------
Institutional                       4/1/03   -3.68%  10.20%    12.78%   $ 18,996
--------------------------------------------------------------------------------
Class A Shares                      4/1/03   -8.76%   8.80%    11.41%   $ 17,795
--------------------------------------------------------------------------------
Class B Shares                      4/1/03   -8.85%   8.84%    11.54%   $ 17,905
--------------------------------------------------------------------------------
Class C Shares                      4/1/03   -4.69%   9.07%    11.63%   $ 17,979
--------------------------------------------------------------------------------
Russell 2000(R) Value Index(1)               -9.95%  10.04%    14.71%   $ 20,793
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 1.24% (Institutional Shares), 1.50% (Class A) and 2.25% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

--------------------------------------------------------------------------------
Top Ten Equity Holdings as of July 31, 2008*
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

Iowa Telecommunications Services, Inc. ................................    1.87%
Sybase, Inc. ..........................................................    1.78%
UMB Financial Corp. ...................................................    1.73%
Kindred Healthcare, Inc. ..............................................    1.62%
Ferro Corp. ...........................................................    1.58%
Platinum Underwriters Holdings, Ltd. ..................................    1.57%
Trinity Industries, Inc. ..............................................    1.55%
EnPro Industries, Inc. ................................................    1.55%
Vectren Corp. .........................................................    1.45%
Cleco Corp. ...........................................................    1.44%

* Long-term securities.

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Small Cap Value Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                               Small Cap Value        Russell 2000(R)
                           (Institutional Shares)      Value Index
                           ----------------------     ---------------
       4/1/03                     $ 10,000               $ 10,000
                                  $ 11,240               $ 12,272
                                  $ 11,860               $ 13,220
        12/03                     $ 13,841               $ 15,384
                                  $ 14,837               $ 16,449
                                  $ 14,732               $ 16,588
                                  $ 14,346               $ 16,613
        12/04                     $ 15,471               $ 18,807
                                  $ 16,041               $ 18,058
                                  $ 16,520               $ 18,975
                                  $ 16,741               $ 19,562
        12/05                     $ 17,326               $ 19,692
                                  $ 18,519               $ 22,351
                                  $ 18,281               $ 21,747
                                  $ 18,460               $ 22,302
        12/06                     $ 19,692               $ 24,315
                                  $ 20,421               $ 24,671
                                  $ 21,092               $ 25,238
                                  $ 20,081               $ 23,659
        12/07                     $ 18,851               $ 21,938
                                  $ 17,859               $ 20,506
                                  $ 18,059               $ 19,779
      7/31/08                     $ 18,996               $ 20,793

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

      The Russell 2000(R) Value Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
All Cap Value Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third All Cap Value Fund (Institutional) retreated 17.47% on a net of fee basis, compared to its benchmarks, the Russell 3000(R) Value Index, which declined 14.75%, and the Russell Midcap(R) Value Index, which slid 13.20%.

Economic woes that appeared through the first part of the period blossomed during the second half as the U.S. growth rate slowed and consumer confidence wilted. Surging oil prices, plummeting housing values and extended challenges in the credit markets all factored into the deteriorating conditions.

Interestingly, among value stocks, small cap names - which tended to benefit from an early 2008 bounce off a dreary 2007 - outperformed larger and mid cap holdings over the 12-month period. Although the Fund trimmed its average weighted market cap to $61 billion - considerably smaller than the Russell 3000(R) Value Index's $94 billion - an underweight stake in small cap names diminished performance relative to the primary benchmark. At the period's end, the Fund was also modestly underexposed to the large cap space and held an overweight position in mid cap stocks relative to the primary benchmark.

From a sector standpoint, positions in the consumer staples and energy sectors hindered returns during the 12-month period. More specifically, inflationary worries hit the bottom lines of the Fund's food retailer and beverage bottling stocks within the staples sector. In the energy space, modest exposure to oilfield equipment and services firms with international operations hurt, as did holdings in the oil refinery industry, which saw margins squeezed by oil's price spike.

Solid stock selection within two sectors that otherwise struggled - consumer discretionary and financials - contributed positively to Fund returns. Exposure to companies with international exposure lifted the consumer discretionary stake, as well as timely investments in discount retailers and auto parts suppliers, which enjoyed a mid-period resurgence. The Fund's financials sector performance stemmed largely from minimal exposure to companies tainted by the subprime mortgage mess and discount brokerage stocks.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                         Ending
                                           1 Year   5 Year   10 Year    Value(2)
                                          -------   ------   -------   ---------
Institutional                             -17.47%    9.24%    8.21%    $  22,022
--------------------------------------------------------------------------------
Class A Shares                            -21.76%    7.86%    7.38%    $  20,383
--------------------------------------------------------------------------------
Class B Shares                            -21.71%    7.88%    7.40%    $  20,415
--------------------------------------------------------------------------------
Class C Shares                            -18.25%    8.15%    7.39%    $  20,403
--------------------------------------------------------------------------------
Russell 3000(R) Value Index(1)            -14.75%    8.63%    5.32%    $  16,791
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index(1)          -13.20%   12.05%    8.88%    $  23,425
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 1.34% (Institutional Shares), 1.59% (Class A) and 2.34% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to August 13, 2001, the quoted performance of the All Cap Value Fund Institutional Shares reflects the performance of the Fifth Third/Maxus Equity Fund Institutional Shares with an inception date of April 1, 1999. Prior to April 1, 1999, the quoted performance reflects the performance of the Fifth Third/Maxus Equity Fund Investor Shares with an inception date of September 30, 1989. The inception date for the Class A, Class B and Class C Shares is August 13, 2001. Prior to such date, the quoted performance for Class A Shares reflects performance of the Advisor Shares and is adjusted for maximum sales charges. The quoted performance of Class B and Class C Shares reflects the performance of the All Cap Value Fund Advisor Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. Prior to August 13, 2001, the quoted performance of the All Cap Value Fund Advisor Shares reflects the performance of the Fifth Third/ Maxus Equity Fund Investor Shares with an inception date of September 30, 1989.

--------------------------------------------------------------------------------
Top Ten Equity Holdings as of July 31, 2008*
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

JPMorgan Chase & Co. ..................................................    2.18%
ConocoPhillips ........................................................    2.09%
Marathon Oil Corp. ....................................................    2.06%
Exxon Mobil Corp. .....................................................    1.98%
Bank of America Corp. .................................................    1.74%
Goldman Sachs Group, Inc. (The) .......................................    1.74%
Nabors Industries, Ltd. ...............................................    1.68%
Amgen, Inc. ...........................................................    1.61%
Chevron Corp. .........................................................    1.60%
International Business Machines Corp. .................................    1.53%

* Long-term securities.

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
All Cap Value Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                     All Cap Value      Russell 3000(R)    Russell MidCap(R)
                (Institutional Shares)    Value Index         Value Index
                ----------------------  ---------------    -----------------
      7/31/98          $ 10,000             $ 10,000           $ 10,000
                       $  8,464             $  8,993           $  9,095
        12/98          $  9,431             $ 10,429           $ 10,329
                       $  9,490             $ 10,487           $ 10,008
                       $ 11,268             $ 11,709           $ 11,127
                       $ 10,249             $ 10,579           $  9,943
        12/99          $ 10,664             $ 11,123           $ 10,318
                       $ 12,019             $ 11,202           $ 10,422
                       $ 11,922             $ 10,727           $ 10,247
                       $ 12,526             $ 11,568           $ 11,236
        12/00          $ 13,198             $ 12,017           $ 12,297
                       $ 13,021             $ 11,368           $ 11,863
                       $ 13,800             $ 11,976           $ 12,698
                       $ 11,996             $ 10,645           $ 11,232
        12/01          $ 14,246             $ 11,496           $ 12,583
                       $ 14,217             $ 12,012           $ 13,577
                       $ 13,033             $ 11,048           $ 12,942
                       $ 10,986             $  8,953           $ 10,619
        12/02          $ 11,991             $  9,751           $ 11,369
                       $ 11,217             $  9,275           $ 10,908
                       $ 13,822             $ 10,912           $ 12,860
                       $ 14,563             $ 11,182           $ 13,624
        12/03          $ 16,867             $ 12,787           $ 15,697
                       $ 17,599             $ 13,213           $ 16,536
                       $ 17,647             $ 13,329           $ 16,823
                       $ 17,411             $ 13,518           $ 17,114
        12/04          $ 19,465             $ 14,954           $ 19,418
                       $ 19,392             $ 14,914           $ 19,569
                       $ 19,796             $ 15,207           $ 20,489
                       $ 20,684             $ 15,786           $ 21,586
        12/05          $ 20,959             $ 15,978           $ 21,874
                       $ 22,697             $ 17,032           $ 23,541
                       $ 22,385             $ 17,080           $ 23,410
                       $ 23,586             $ 18,084           $ 24,236
        12/06          $ 25,277             $ 19,548           $ 26,296
                       $ 25,998             $ 19,795           $ 27,574
                       $ 27,839             $ 20,723           $ 28,581
                       $ 27,307             $ 20,567           $ 27,567
        12/07          $ 25,871             $ 19,350           $ 25,922
                       $ 23,269             $ 17,696           $ 23,682
                       $ 22,059             $ 16,782           $ 23,697
      7/31/08          $ 22,022             $ 16,791           $ 23,425

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 3000(R) Value Index and the Russell Midcap(R) Value Index. The Russell 3000(R) Value Index measures the performance of those companies in the Russell 3000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Value Index measures the performance of those Russell mid cap companies with lower price-to-book ratios and lower forecasted growth values.

      The Russell 3000(R) Value and the Russell Midcap(R) Value Indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Disciplined Large Cap Value Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Disciplined Large Cap Value Fund (Institutional) declined 13.52% on a net of fee basis, outperforming its benchmark, the Russell 1000(R) Value Index, which dropped 15.15%.

The persistent credit crisis weighed on the broader economy during the period, especially as soaring foreclosure rates permeated the housing industry, the unemployment rate climbed and consumer confidence faltered. Although the Federal Reserve reduced its key lending rate from 5.25% to 2.00% during the 12-month period, conditions proved challenging at the sector, industry and company level.

From a style standpoint, growth stocks generally outperformed value stocks during the period, while smaller capitalization indices outperformed larger capitalization indices. Not surprisingly, the leading sectors within the Fund's benchmark were fairly defensive: energy, utilities and consumer staples. The poorest performers were generally cyclical in nature: financials, consumer discretionary, telecommunications services and information technology.

While negative within the Fund, outperformance of the benchmark stemmed primarily from solid stock selection within the financials, consumer discretionary, information technology and telecommunication services sectors. Furthermore, an underweight stake, relative to the benchmark, in the troubled financials group helped relative returns, along with an overweight position in the surging energy sector.

More broadly, the Fund's cautious posturing with respect to risk proved advantageous relative to the benchmark, as it was less exposed to highly leveraged companies, companies with highly variable earnings and those with more volatile trading profiles.

Detractors from performance included positions in the industrials and materials sectors, as well as an underweight stake in the utilities sector, which advanced.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                         Ending
                                            1 Year   5 Year   10 Year   Value(2)
                                           -------   ------   -------   --------
Institutional                              -13.52%    8.41%    4.51%    $ 15,538
--------------------------------------------------------------------------------
Class A Shares                             -18.01%    7.05%    3.70%    $ 14,382
--------------------------------------------------------------------------------
Class B Shares                             -18.39%    7.04%    3.53%    $ 14,153
--------------------------------------------------------------------------------
Class C Shares                             -14.40%    7.34%    3.50%    $ 14,113
--------------------------------------------------------------------------------
Russell 1000(R) Value Index(1)             -15.15%    8.52%    5.06%    $ 16,387
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 1.08% (Institutional Shares), 1.33% (Class A) and 2.08% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The quoted performance of the Disciplined Large Cap Value Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Disciplined Large Cap Value Fund's commencement of operations on January 27, 1997, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The inception dates for the Institutional, Class B and Class C of the Disciplined Large Cap Value Fund are August 11, 1998, October 11, 2000 and January 27, 1997, respectively. Prior to such dates, quoted performance reflects performance of Class A Shares and is adjusted to reflect expenses and applicable sales charges of Class B and Class C.

--------------------------------------------------------------------------------
Top Ten Equity Holdings as of July 31, 2008*
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

ConocoPhillips ........................................................    3.59%
Chevron Corp. .........................................................    3.42%
MetLife, Inc. .........................................................    2.99%
Exxon Mobil Corp. .....................................................    2.92%
Kraft Foods, Inc., Class A ............................................    2.84%
Marathon Oil Corp. ....................................................    2.83%
Bank of America Corp. .................................................    2.81%
Amgen, Inc. ...........................................................    2.57%
Schering-Plough Corp. .................................................    2.45%
Time Warner, Inc. .....................................................    2.45%

* Long-term securities.

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Disciplined Large Cap Value Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                        Disciplined Large Cap Value   Russell 1000(R)
                          (Institutional Shares)        Value Index
                        ---------------------------   ---------------
      7/31/98                     $ 10,000               $ 10,000
                                  $  9,589               $  9,000
        12/98                     $ 10,959               $ 10,495
                                  $ 10,497               $ 10,645
                                  $ 11,300               $ 11,846
                                  $ 10,013               $ 10,685
        12/99                     $ 10,443               $ 11,266
                                  $  9,737               $ 11,320
                                  $ 10,386               $ 10,789
                                  $ 11,149               $ 11,638
        12/00                     $ 11,774               $ 12,056
                                  $ 10,509               $ 11,350
                                  $ 10,743               $ 11,904
                                  $  9,765               $ 10,601
        12/01                     $ 10,320               $ 11,382
                                  $ 10,492               $ 11,848
                                  $  9,462               $ 10,839
                                  $  8,150               $  8,804
        12/02                     $  8,904               $  9,615
                                  $  8,433               $  9,148
                                  $ 10,042               $ 10,728
                                  $ 10,363               $ 10,949
        12/03                     $ 11,944               $ 12,503
                                  $ 12,288               $ 12,882
                                  $ 12,588               $ 12,995
                                  $ 12,689               $ 13,196
        12/04                     $ 13,583               $ 14,565
                                  $ 13,637               $ 14,578
                                  $ 13,794               $ 14,822
                                  $ 14,499               $ 15,398
        12/05                     $ 14,396               $ 15,593
                                  $ 15,240               $ 16,518
                                  $ 15,445               $ 16,615
                                  $ 16,330               $ 17,649
        12/06                     $ 17,423               $ 19,061
                                  $ 17,625               $ 19,298
                                  $ 18,666               $ 20,248
                                  $ 18,659               $ 20,199
        12/07                     $ 17,699               $ 19,028
                                  $ 16,406               $ 17,369
                                  $ 15,565               $ 16,446
      7/31/08                     $ 15,538               $ 16,387

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields and lower forecasted growth values.

      The Russell 1000(R) Value Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Structured Large Cap Plus Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Structured Large Cap Plus Fund (Institutional) declined 12.31% on a net of fee basis, trailing its benchmarks, the Standard & Poor's 500 Index, which retreated 11.09%, and the Russell 1000(R) Index, which dropped 10.62%.

Contending with a weakening U.S. economy, collapsing housing industry and deteriorating credit market, equities struggled throughout the period. Soaring oil prices and rising commodity prices added generally to inflationary pressures, which further spooked investors. Meanwhile, the Federal Reserve, cut its prime lending rate from 5.25% to 2.00% over the 12-month span during the period.

The Fund's quantitative approach struggled for much of the period as stock market leadership was very narrow and generally concentrated in companies with considerable exposure to emerging markets and commodity prices. The Fund generally maintained underweight positions, relative to the benchmark, in these stocks as they generally experienced high price volatility and had high capital expenditure levels - characteristics that the market has historically punished. Meanwhile, sentiment factors influenced the markets to degrees not seen since the Internet bubble and the underperformance of valuation factors was of historic proportions.

Through the final two months of the period, however, sentiment factors reverted to more traditional patterns and two other factor groups, earnings quality and capital use, produced positive returns. This enabled the Fund to recoup a significant portion of its previous losses during the period.

From a sector standpoint, the Fund's overweight position relative to the benchmark in the economically sensitive consumer discretionary sector stocks hindered returns, along with an underweight stake relative to the benchmark in the defensively oriented consumer staples sector. Within the energy sector, underweight stakes relative to the benchmark in the coal and consumable fuels and exploration and production industries also dragged on performance.

Positive contributions came from an underweight exposure relative to the benchmark to the sliding financials sector and a modest overweight in the materials sector. Further boosting returns was the Fund's short positioning - shares borrowed and sold with the expectation of a price drop that will allow for replacement shares to be purchased at a lower price.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The Fund is subject to risks associated with short selling, which may result in the Fund sustaining greater losses or lower returns than if the Fund held only long positions.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                        Ending
                                           1 Year   5 Year   10 Year   Value(2)
                                           ------   ------   -------   --------
Institutional                              -12.31%   6.32%    1.70%     $11,833
--------------------------------------------------------------------------------
Class A Shares                             -17.02%   4.93%    0.91%     $10,949
--------------------------------------------------------------------------------
Class B Shares                             -17.56%   4.93%    0.67%     $10,688
--------------------------------------------------------------------------------
Class C Shares                             -13.29%   5.25%    0.67%     $10,691
--------------------------------------------------------------------------------
Russell 1000(R) Index(1)                   -10.62%   7.55%    3.38%     $13,947
--------------------------------------------------------------------------------
S&P 500 Index(1)                           -11.09%   7.03%    2.91%     $13,317
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees as well as dividends on short sales. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 1.76% (Institutional Shares), 2.01% (Class A) and 2.76% (Classes B & C). The total return figures for
Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge
(CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Structured Large Cap Plus Fund Institutional Shares reflects the performance of the Kent Growth and Income Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects performance of the Kent Growth and Income Fund Investment Shares, with an inception date of December 1, 1992, adjusted for maximum sales charge. The inception date of Class B and Class C Shares is October 29, 2001. The quoted performance of Class B and Class C Shares reflects the performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

--------------------------------------------------------------------------------
Top Ten Equity Holdings as of July 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

Exxon Mobil Corp. ......................................................   3.54%
Qualcomm, Inc. .........................................................   2.07%
Microsoft Corp. ........................................................   1.89%
JPMorgan Chase & Co. ...................................................   1.76%
Procter & Gamble Co. ...................................................   1.73%
Intel Corp. ............................................................   1.68%
AT&T, Inc. .............................................................   1.65%
Gilead Sciences, Inc. ..................................................   1.62%
McDonald's Corp. .......................................................   1.56%
ConocoPhillips .........................................................   1.44%

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Structured Large Cap Plus Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                  Structured Large Cap Plus   Russell 1000(R)   S&P 500
                   (Institutional Shares)          Index         Index
                  -------------------------   ---------------   --------
      7/31/98              $ 10,000              $ 10,000       $ 10,000
                           $  9,161              $  9,078       $  9,102
        12/98              $ 11,102              $ 11,064       $ 11,041
                           $ 11,592              $ 11,520       $ 11,591
                           $ 12,365              $ 12,341       $ 12,407
                           $ 11,588              $ 11,526       $ 11,634
        12/99              $ 13,188              $ 13,378       $ 13,365
                           $ 13,325              $ 13,962       $ 13,669
                           $ 12,927              $ 13,482       $ 13,305
                           $ 12,680              $ 13,579       $ 13,177
        12/00              $ 11,704              $ 12,336       $ 12,146
                           $ 10,310              $ 10,786       $ 10,706
                           $ 10,845              $ 11,466       $ 11,332
                           $  9,307              $  9,720       $  9,669
        12/01              $ 10,204              $ 10,800       $ 10,702
                           $ 10,221              $ 10,880       $ 10,732
                           $  8,849              $  9,416       $  9,294
                           $  7,244              $  7,823       $  7,688
        12/02              $  7,778              $  8,461       $  8,337
                           $  7,506              $  8,213       $  8,075
                           $  8,553              $  9,505       $  9,318
                           $  8,741              $  9,790       $  9,564
        12/03              $  9,809              $ 10,991       $ 10,729
                           $ 10,050              $ 11,200       $ 10,910
                           $ 10,145              $ 11,357       $ 11,098
                           $  9,915              $ 11,151       $ 10,890
        12/04              $ 10,853              $ 12,244       $ 11,896
                           $ 10,816              $ 12,011       $ 11,640
                           $ 10,934              $ 12,257       $ 11,800
                           $ 11,222              $ 12,741       $ 12,225
        12/05              $ 11,470              $ 13,011       $ 12,481
                           $ 12,047              $ 13,596       $ 13,007
                           $ 11,829              $ 13,370       $ 12,819
                           $ 12,539              $ 14,046       $ 13,546
        12/06              $ 13,382              $ 15,023       $ 14,453
                           $ 13,525              $ 15,205       $ 14,545
                           $ 14,202              $ 16,101       $ 15,458
                           $ 14,003              $ 16,420       $ 15,772
        12/07              $ 13,693              $ 15,890       $ 15,247
                           $ 12,078              $ 14,383       $ 13,807
                           $ 11,800              $ 14,111       $ 13,430
      7/31/08              $ 11,833              $ 13,947       $ 13,317

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Russell 1000(R) Index and the S&P 500 Index. The Russell 1000(R) Index measures the performance of 1,000 largest securities found in the Russell universe. The S&P 500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

      The Russell 1000(R) Index and the S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Equity Index Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Equity Index Fund (Institutional) dropped 11.27% on a net of fee basis, compared to its benchmark, the S&P 500 Index, which fell 11.09%.

As the Fund seeks to duplicate the returns of the S&P 500 Index, slight underperformance is expected, due primarily to Fund management fees. Opportunities to make up a modest measure of performance can arise when the Index changes its membership. During the period, 31 Index changes were implemented, including 20 related to merger and acquisition activity, which slowed considerably starting in January 2008.

Systemic problems swept through the U.S. credit markets during the period, crippling the mortgage-backed securities industry and severely restricting opportunities in other bond markets. Yet instead of jumping into equities, many investors turned to commodity markets, where prices on oil, grain and raw materials soared, partially reflecting strong global demand. Stock prices suffered as a result, especially as the credit market woes, collapsing housing market and climbing inflationary pressures contributed to a worsening macroeconomic outlook.

For the fund the poorest performing sector by far during the period was financials, which suffered the brunt of the fallout from the credit market mess. Highly leveraged institutions tumbled amid dramatic markdowns on all types of debt and the virtual collapse of Wall Street giant Bear Stearns upended the entire financial system. Other top detractors in the portfolio included the telecommunication services and consumer discretionary sectors, which both took hits as consumer confidence fell.

Gainers offered modest returns in the portfolio, led by the energy sector, which soared amid spiking prices on oil and natural gas, but gave back a sizable portion of gains in the period's closing weeks. The consumer staples sector lived up to its traditional defensive role and provided a relative lift, as did the materials sector, which benefited from surging grain and raw materials prices.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

The Fund invests substantially all of its assets in common stock of companies that make up the S&P 500 Index. The Advisor attempts to track the performance of the S&P 500 Index to achieve a correlation of 95% between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund's expenses.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                        Ending
                                           1 Year   5 Year   10 Year   Value(2)
                                           ------   ------   -------   --------
Institutional                              -11.27%   6.80%    2.64%     $12,972
--------------------------------------------------------------------------------
Class A Shares                             -15.94%   5.45%    1.85%     $12,017
--------------------------------------------------------------------------------
Class B Shares                             -16.51%   5.41%    1.61%     $11,733
--------------------------------------------------------------------------------
Class C Shares                             -12.17%   5.74%    1.62%     $11,739
--------------------------------------------------------------------------------
Select Shares                              -11.32%   6.71%    2.56%     $12,874
--------------------------------------------------------------------------------
Preferred Shares                           -11.38%   6.63%    2.48%     $12,781
--------------------------------------------------------------------------------
Trust Shares                               -11.51%   6.53%    2.38%     $12,656
--------------------------------------------------------------------------------
S&P 500 Index(1)                           -11.09%   7.03%    2.91%     $13,317
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 0.60% (Institutional Shares), 0.85% (Class A), 0.68% (Select Shares), 0.75% (Preferred Shares), 0.85% (Trust shares) and 1.60% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001,the quoted performance of the Equity Index Fund Institutional Shares reflects the performance of the Kent Index Equity Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects the performance of the Kent Index Equity Fund Investment Shares, with an inception date of November 25, 1992, adjusted for maximum sales charge. The inception date for the Class B and Class C is October 29, 2001. Prior to such date, quoted performance of Class B and Class C reflects performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class Band Class C. The inception date for the Select, Preferred and Trust Shares is October 20, 2003. Prior to such date, quoted performance of the Select, Preferred and Trust Shares reflects performance of the Institutional Shares and is adjusted to reflect expenses for Select, Preferred and Trust Shares.

--------------------------------------------------------------------------------
Top Ten Equity Holdings as of July 31, 2008*
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

Exxon Mobil Corp. ......................................................   3.47%
General Electric Co. ...................................................   2.30%
Microsoft Corp. ........................................................   1.68%
Procter & Gamble Co. ...................................................   1.63%
Johnson & Johnson ......................................................   1.57%
AT&T, Inc. .............................................................   1.49%
International Business Machines Corp. ..................................   1.44%
Chevron Corp. ..........................................................   1.43%
Bank of America Corp. ..................................................   1.22%
JPMorgan Chase & Co. ...................................................   1.14%

* Long-term securities.

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Equity Index Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                             Equity Index
                        (Institutional Shares)   S&P 500 Index
                        ----------------------   -------------
      7/31/98                  $ 10,000             $ 10,000
                               $  9,099             $  9,102
        12/98                  $ 11,033             $ 11,041
                               $ 11,577             $ 11,591
                               $ 12,382             $ 12,407
                               $ 11,592             $ 11,634
        12/99                  $ 13,300             $ 13,365
                               $ 13,595             $ 13,669
                               $ 13,222             $ 13,305
                               $ 13,089             $ 13,177
        12/00                  $ 12,064             $ 12,146
                               $ 10,624             $ 10,706
                               $ 11,235             $ 11,332
                               $  9,578             $  9,669
        12/01                  $ 10,590             $ 10,702
                               $ 10,609             $ 10,732
                               $  9,181             $  9,294
                               $  7,589             $  7,688
        12/02                  $  8,223             $  8,337
                               $  7,961             $  8,075
                               $  9,179             $  9,318
                               $  9,410             $  9,564
        12/03                  $ 10,541             $ 10,729
                               $ 10,712             $ 10,910
                               $ 10,887             $ 11,098
                               $ 10,679             $ 10,890
        12/04                  $ 11,662             $ 11,896
                               $ 11,406             $ 11,640
                               $ 11,557             $ 11,800
                               $ 11,968             $ 12,225
        12/05                  $ 12,212             $ 12,481
                               $ 12,725             $ 13,007
                               $ 12,533             $ 12,819
                               $ 13,239             $ 13,546
        12/06                  $ 14,119             $ 14,453
                               $ 14,203             $ 14,545
                               $ 15,096             $ 15,458
                               $ 15,392             $ 15,772
        12/07                  $ 14,868             $ 15,247
                               $ 13,453             $ 13,807
                               $ 13,085             $ 13,430
      7/31/08                  $ 12,972             $ 13,317

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the S&P 500 Index. The S&P 500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

      The S&P 500 Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third International Equity Fund (Institutional) fell 13.56% on a net of fee basis, lagging its benchmark, the MSCI EAFE Index, which declined 12.19%.

Financial market woes stemming from the floundering U.S. mortgage market spread elsewhere across the globe during the period. In turn, the credit market troubles exacerbated slowing economic growth rates, while soaring prices of oil, grains and raw materials - due in part to solid demand from robust emerging economies - prompted increased worries over inflation. In general, the rapid growth of developing countries insulated emerging market stocks, which generally have more exposure to commodity markets and generally fared better than equities from established economies.

The Fund's strategy changed on November 29, 2007, from a broad approach to a more focused approach driven by quantitative analysis that emphasizes stock selection as the primary driver of investment decisions, with secondary contributions at the country and sector levels. During the transition period, the number of holdings in the Fund was reduced from more than 1,000 stocks to fewer than 225.

Despite negative performance, in the first quarter of 2008 stock selection in the financials, industrials and consumer staples sectors aided performance relative to the benchmark, as did holdings in Germany and Switzerland. Detractors included exposure in the consumer discretionary sector, especially among positions the United Kingdom and Australia, as well as stock selection in the utilities sector.

Performance suffered, however, in the final four months of the period as dramatic price volatility and gloomy global growth prospects challenged stock selection in the commercial banks and metals and mining industries, as well as in the industrials sector. Select energy and telecommunication services holdings provided a lift relative to the benchmark.

Among the four factors that drive stock selection in the quantitative model employed by the Fund - valuation, sentiment, capital use and earnings quality - sentiment thrived for much of the period amid strong momentum swings. The other three generally suffered in the wake of varied market challenges.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                        Ending
                                           1 Year   5 Year   10 Year   Value(2)
                                           ------   ------   -------   --------
Institutional                              -13.56%  13.85%    4.59%     $15,665
--------------------------------------------------------------------------------
Class A Shares                             -18.13%  12.38%    3.84%     $14,579
--------------------------------------------------------------------------------
Class B Shares                             -18.38%  12.46%    3.58%     $14,218
--------------------------------------------------------------------------------
Class C Shares                             -14.43%  12.72%    3.60%     $14,242
--------------------------------------------------------------------------------
MSCI EAFE Index(1)                         -12.19%  15.35%    5.38%     $16,889
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 1.36% (Institutional Shares), 1.60% (Class A) and 2.36% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. Class A Shares were initially offered on August 18, 1994. Class B and Class C Shares were initially offered on October 11, 2000 and April 25, 1996, respectively. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. Institutional Shares were initially offered on October 9, 1998.The performance figures for Institutional Shares for periods prior to such date represent the performance for Class A Shares.

--------------------------------------------------------------------------------
Top Ten Equity Holdings as of July 31, 2008*
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

Nestle SA ..............................................................   2.05%
BP PLC .................................................................   1.83%
Banco Santander Central Hispano SA .....................................   1.69%
ENI SpA ................................................................   1.52%
Total SA ...............................................................   1.50%
AstraZeneca PLC ........................................................   1.46%
ING Groep NV ...........................................................   1.45%
France Telecom SA ......................................................   1.37%
Telefonica SA ..........................................................   1.36%
BASF SE ................................................................   1.35%

* Long-term securities.

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                         International Equity
                        (Institutional Shares)   MSCI EAFE(R) Index
                        ----------------------   ------------------
      7/31/98                  $ 10,000               $ 10,000
                               $  8,623               $  8,493
        12/98                  $  9,872               $ 10,243
                               $  9,994               $ 10,386
                               $ 10,198               $ 10,674
                               $ 10,574               $ 11,140
        12/99                  $ 12,450               $ 13,010
                               $ 12,156               $ 12,997
                               $ 11,746               $ 12,504
                               $ 10,970               $ 11,493
        12/00                  $ 10,676               $ 11,167
                               $  9,470               $  9,636
                               $  9,418               $  9,536
                               $  8,459               $  8,201
        12/01                  $  8,765               $  8,772
                               $  8,901               $  8,817
                               $  8,786               $  8,630
                               $  7,209               $  6,927
        12/02                  $  7,559               $  7,374
                               $  6,928               $  6,768
                               $  8,042               $  8,073
                               $  8,631               $  8,729
        12/03                  $ 10,073               $ 10,219
                               $ 10,233               $ 10,663
                               $ 10,383               $ 10,686
                               $ 10,233               $ 10,656
        12/04                  $ 11,681               $ 12,289
                               $ 11,550               $ 12,268
                               $ 11,419               $ 12,145
                               $ 12,704               $ 13,405
        12/05                  $ 13,312               $ 13,952
                               $ 14,526               $ 15,263
                               $ 14,401               $ 15,370
                               $ 14,877               $ 15,973
        12/06                  $ 16,281               $ 17,627
                               $ 17,027               $ 18,345
                               $ 18,472               $ 19,520
                               $ 19,031               $ 19,945
        12/07                  $ 18,685               $ 19,596
                               $ 17,213               $ 17,851
                               $ 16,369               $ 17,449
      7/31/08                  $ 15,665               $ 16,889

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifthirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE)(R) Index. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE)(R) Index is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries.

      The MSCI EAFE(R) Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Strategic Income Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Strategic Income Fund (Institutional) declined 8.30% on a net of fee basis, lagging its primary benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which advanced 6.15%, and its secondary benchmark, the Lehman Brothers Intermediate Credit Bond Index, which returned 3.72%.

In the wake of what was admittedly an ugly period, it's worth repeating that the Fund's objective is to seek a high level of income consistent with reasonable risk. The Fund's secondary objective is to seek capital appreciation. To that end, the Fund successfully maintained its income payment levels during the 12-month span, despite significant downturns in many of its holdings.

By far, the poorest performing assets in the Fund were preferred stocks, which lagged 10-year Treasury notes by more than 24% during the period. Predominantly issued by financial institutions, preferred stocks were hard hit by the credit crunch and housing market collapse, which prompted many investors to flee bank-related securities. Although the Fund's exposure had been trimmed significantly over the past several years and the remaining issues were generally of high quality, its still-considerable weighting in the group hurt.

In general, Treasuries benefited from a flight to quality during the 12-month period and outperformed all other types of investments. As a result, the Fund's corporate bond, real estate investment trusts and dividend-paying common stocks diminished returns relative to the primary benchmark.

Positive contributions came from a small stake in foreign-based investments, which received a lift from a weaker U.S. dollar, and select high quality corporate bond holdings in sectors such as consumer staples and industrials.

Overall, the Fund is not built to be a core bond strategy, but is designed to be an income-generating Fund, which can be subject to market volatility. To that end, it maintains a minimal exposure to Treasuries while seeking out solid investment opportunities that the Advisor believes offer high potential for benchmark-beating returns over the long haul.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                       Ending
                                           1 Year   5 Year   10 Year   Value(2)
                                           ------   ------   -------   --------
Institutional                               -8.30%   2.73%    4.89%     $16,112
--------------------------------------------------------------------------------
Class A Shares                             -13.06%   1.43%    4.05%     $14,872
--------------------------------------------------------------------------------
Class B Shares                             -13.35%   1.43%    3.95%     $14,735
--------------------------------------------------------------------------------
Class C Shares                              -9.12%   1.74%    3.91%     $14,674
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Aggregate Bond
Index(1)                                     6.15%   4.55%    5.63%     $17,331
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate Credit
Bond Index(1)                                3.72%   3.84%    5.56%     $17,184
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 1.35% (Institutional Shares), 1.60% (Class A) and 2.35% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

For the period prior to October 22,2001,the quoted performance for the Fifth Third Strategic Income Fund Institutional Shares reflects the performance of the Fifth Third/ Maxus Income Fund Institutional Shares with an inception date of September 1, 1998. Prior to September 1, 1998 the quoted performance reflects the performance for the Fifth Third/Maxus Income Fund Investor Shares. Class A, Class B and Class C Shares were initially offered on April 1, 2004, April 1, 2004 and October 29, 2001, respectively. The performance figures for Class A, Class B and Class C Shares for periods prior to such dates represent the performance for Advisor Shares and is adjusted to reflect expenses and applicable sales charges for the respective share class. Prior to October 22, 2001, the quoted performance for Advisor Shares reflects the performance of the Fifth Third/Maxus Income Fund Investor Shares with an inception date of March 10, 1985.

--------------------------------------------------------------------------------
Fund Holdings as of July 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

                                  [BAR CHART]

Preferred Stocks                                                          44.00%
Investment Companies                                                      22.60%
Corporate Bonds                                                           14.80%
Foreign Bonds                                                              6.30%
Investments in Affiliates                                                  5.70%
Mortgage-Backed Securities                                                 5.10%
Common Stocks                                                              4.30%
U.S. Government Agencies                                                   3.70%
Asset-Backed Securities                                                    1.80%

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Strategic Income Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                     Lehman Brothers
             Strategic Income      Intermediate Credit     Lehman Brothers
          (Institutional Shares)       Bond Index        Aggregate Bond Index
          ----------------------   -------------------   --------------------
7/31/98          $ 10,000                $ 10,000              $ 10,000
                 $ 10,020                $ 10,373              $ 10,401
  12/98          $ 10,113                $ 10,415              $ 10,436
                 $ 10,046                $ 10,416              $ 10,384
                 $ 10,351                $ 10,331              $ 10,293
                 $ 10,019                $ 10,403              $ 10,363
  12/99          $  9,534                $ 10,432              $ 10,350
                 $  9,937                $ 10,561              $ 10,578
                 $ 10,531                $ 10,714              $ 10,763
                 $ 10,843                $ 11,057              $ 11,087
  12/00          $ 11,110                $ 11,419              $ 11,553
                 $ 11,715                $ 11,872              $ 11,904
                 $ 12,103                $ 11,992              $ 11,971
                 $ 12,308                $ 12,491              $ 12,523
  12/01          $ 12,569                $ 12,534              $ 12,529
                 $ 12,735                $ 12,513              $ 12,540
                 $ 13,086                $ 12,910              $ 13,004
                 $ 13,345                $ 13,451              $ 13,600
  12/02          $ 13,559                $ 13,805              $ 13,814
                 $ 13,829                $ 14,116              $ 14,006
                 $ 14,574                $ 14,683              $ 14,356
                 $ 14,481                $ 14,701              $ 14,335
  12/03          $ 14,959                $ 14,759              $ 14,381
                 $ 15,522                $ 15,176              $ 14,763
                 $ 14,800                $ 14,748              $ 14,402
                 $ 15,525                $ 15,244              $ 14,863
  12/04          $ 15,997                $ 15,361              $ 15,004
                 $ 15,642                $ 15,182              $ 14,932
                 $ 16,224                $ 15,601              $ 15,382
                 $ 16,247                $ 15,520              $ 15,278
  12/05          $ 16,307                $ 15,580              $ 15,369
                 $ 16,559                $ 15,497              $ 15,270
                 $ 16,448                $ 15,506              $ 15,258
                 $ 17,175                $ 16,075              $ 15,839
  12/06          $ 17,654                $ 16,280              $ 16,035
                 $ 17,924                $ 16,555              $ 16,276
                 $ 17,749                $ 16,489              $ 16,192
                 $ 17,771                $ 16,827              $ 16,653
  12/07          $ 17,075                $ 17,192              $ 17,152
                 $ 17,072                $ 17,414              $ 17,524
                 $ 16,693                $ 17,239              $ 17,345
7/31/08          $ 16,112                $ 17,184              $ 17,331

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Lehman Brothers Intermediate Credit Bond Index and the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Intermediate Credit Bond Index is generally representative of investment grade corporate bonds with maturities from one to ten years. The Lehman Brothers Aggregate Bond Index is generally representative of the bond market as a whole.

      The Lehman Brothers Intermediate Credit Bond Index and the Lehman Brothers Aggregate Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The Ending Value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Aggressive Fund(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third LifeModel Aggressive Fund (Institutional) declined 9.45% on a net of fee basis, while its benchmark, a blend of the Dow Jones Wilshire 5000 Index and the Lehman Brothers Intermediate Government/Credit Bond Index, declined 8.48%.

Volatility roiled investors throughout the period, which featured an all-time high for the Standard & Poor's 500 Index, as well as a 20% fall from that peak. Economic growth slowed in the U.S., commodity prices hit record highs and the U.S. housing market continued to implode. Fixed income markets featured a massive flight to quality as an early period aversion to mortgage backed securities spread to asset backed securities, municipal bonds and corporate bonds.

Most stock indices posted considerable losses for the 12- month period, but with less exposure to banks forced to write off billions of dollars worth of devalued mortgage-related bonds, small and mid cap stocks generally outperformed large cap equities. International stocks also struggled, although emerging market equities tended to perform somewhat better than those in established economies due to robust demand for raw materials. Within fixed income markets, short-term issues outperformed long- term bonds as the Federal Reserve slashed its key lending rate from 5.25% to 2.00% over the 12-month period.

While negative within the Fund, a timely shift in exposure to international stocks aided performance as it benefited from a larger position earlier in the period and a smaller position through the closing months. Conversely, an underweight position, relative to the benchmark, in Treasury securities weighed on the fixed income portion of the Fund.

At the period's end, global economies were slowing, commodity prices remained elevated, inflationary pressures kept building and financial strains seemed to continue unabated. Nevertheless, we believe some positive developments exist. For example, preliminary signs of a housing market bottom seemed to have emerged, commodity prices started the third quarter well off recent highs and corporate earnings outside of the financials sector held up relatively well. While we expect that a rebound in economic activity likely remains months away, we believe high quality, large company growth stocks are priced at compelling valuations. Concerns linger, however, over the fixed income market.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                               Inception                      Since     Ending
                                 Date      1 Year   5 Year  Inception  Value(2)
                               ---------   -------  ------  ---------  --------
Institutional                    8/1/02     -9.45%   8.10%    9.05%     $16,819
--------------------------------------------------------------------------------
Class A Shares                   8/1/02    -14.26%   6.70%    7.81%     $15,706
--------------------------------------------------------------------------------
Class B Shares                   8/1/02    -14.48%   6.71%    7.82%     $15,713
--------------------------------------------------------------------------------
Class C Shares                   8/1/02    -10.44%   7.01%    7.94%     $15,816
--------------------------------------------------------------------------------
Dow Jones
Wilshire 5000 Index(1)                     -11.94%   6.16%    6.93%     $14,954
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Credit Bond Index(1)                         6.56%   4.10%    4.50%     $13,028
--------------------------------------------------------------------------------
LifeModel Aggressive
Target Neutral Asset
Class Index Blend(3)                        -8.48%   7.73%    8.49%     $16,315
--------------------------------------------------------------------------------
LifeModel Aggressive
Target Neutral Style
Class Index Blend(4)                         2.55%   5.64%    5.96%     $14,161
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 0.49% (Institutional Shares), 0.74% (Class A) and 1.49% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

--------------------------------------------------------------------------------
Fund Holdings as of July 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

Fifth Third International Equity Fund                                     22.20%
Fifth Third Structured Large Cap Plus Fund                                15.10%
Fifth Third Disciplined Large Cap Value Fund                              13.10%
Fifth Third Quality Growth Fund                                           12.70%
Fifth Third All Cap Value Fund                                             9.30%
Fifth Third Mid Cap Growth Fund                                            9.00%
Fifth Third Total Return Bond Fund                                         6.10%
Fifth Third Small Cap Value Fund                                           4.90%
Fifth Third Small Cap Growth Fund                                          4.60%
Fifth Third Short Term Bond Fund                                           2.20%
Fifth Third High Yield Bond Fund                                           0.40%
Fifth Third Institutional Money Market Fund                                0.40%

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Aggressive Fund(SM)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                        Lehman Brothers            LifeModel Aggressive       LifeModel Aggressive
         LifeModel Aggressive  Dow Jones Wilshire        Intermediate          Target Neutral Asset Class    Target Neutral Style
        (Institutional Shares)     5000 Index     Government/Credit Bond Index         Index Blend             Class Index Blend
        ---------------------- ------------------ ---------------------------- --------------------------   ------------------------
 8/1/02        $ 10,000             $ 10,000               $ 10,000                      $ 10,000                $ 10,000
               $  9,070             $  9,021               $ 10,331                      $  9,177                $ 10,019
  12/02        $  9,798             $  9,682               $ 10,506                      $  9,844                $ 10,320
               $  9,346             $  9,344               $ 10,664                      $  9,585                $ 10,362
               $ 10,990             $ 10,842               $ 10,954                      $ 11,031                $ 10,928
               $ 11,562             $ 11,198               $ 10,952                      $ 11,400                $ 11,058
  12/03        $ 13,136             $ 12,533               $ 10,959                      $ 12,672                $ 11,405
               $ 13,455             $ 12,811               $ 11,230                      $ 13,002                $ 11,689
               $ 13,491             $ 12,933               $ 10,946                      $ 13,119                $ 11,527
               $ 13,062             $ 12,642               $ 11,242                      $ 12,944                $ 11,746
  12/04        $ 14,267             $ 13,870               $ 11,292                      $ 14,150                $ 12,108
               $ 14,010             $ 13,505               $ 11,193                      $ 13,834                $ 12,024
               $ 14,399             $ 13,760               $ 11,471                      $ 14,176                $ 12,320
               $ 15,038             $ 14,254               $ 11,411                      $ 14,668                $ 12,420
  12/05        $ 15,344             $ 14,503               $ 11,470                      $ 14,982                $ 12,545
               $ 16,372             $ 15,228               $ 11,426                      $ 15,721                $ 12,699
               $ 15,981             $ 14,865               $ 11,450                      $ 15,453                $ 12,670
               $ 16,488             $ 15,461               $ 11,816                      $ 16,103                $ 13,112
  12/06        $ 17,511             $ 16,498               $ 11,938                      $ 17,178                $ 13,457
               $ 17,958             $ 16,658               $ 12,128                      $ 17,437                $ 13,690
               $ 19,147             $ 17,597               $ 12,110                      $ 18,374                $ 13,830
               $ 19,460             $ 17,776               $ 12,458                      $ 18,665                $ 14,148
  12/07        $ 19,124             $ 17,122               $ 12,820                      $ 18,203                $ 14,351
               $ 17,389             $ 15,416               $ 13,205                      $ 16,676                $ 14,308
               $ 17,067             $ 15,106               $ 13,003                      $ 16,436                $ 14,204
7/31/08        $ 16,819             $ 14,954               $ 13,028                      $ 16,315                $ 14,161

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.
--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Dow Jones Wilshire 5000 Index, and the Lehman Brothers Intermediate Government/Credit Bond Index. The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Dow Jones  Wilshire  5000 Index and the Lehman  Brothers  Intermediate
      Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2008.

(3) The LifeModel Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Dow Jones Wilshire 5000 Index (90%) and the Lehman Brothers Intermediate Government/Credit Bond Index (10%). The LifeModel Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

(4) The LifeModel Aggressive Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Aggressive Fund(SM)
--------------------------------------------------------------------------------

LifeModel Aggressive Target Neutral Style Class Index Blend
Small Cap Growth Index(5) .............................................     4.5%
Small Cap Value Index(6) ..............................................     4.5%
International Index(7) ................................................    18.0%
Mid Cap Growth Index(8) ...............................................     9.0%
Mid Cap Value Index(9) ................................................     9.0%
Large Cap Growth Index(10) ............................................    15.5%
Large Cap Value Index(11) .............................................    15.5%
Large Cap Core Index(12) ..............................................    14.0%
High Yield Bond Index(13) .............................................     0.5%
Total Return Bond Index(14) ...........................................     7.0%
Short Term Bond Index(15) .............................................     2.5%

(5) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(6) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(13) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

                      This page intentionally left blank.

MANAGEMENT DISCUSSION  OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Moderately Aggressive Fund(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third LifeModel Moderately Aggressive Fund (Institutional) declined 7.76% on a net of fee basis, while its benchmark, a blend of the Dow Jones Wilshire 5000 Index and the Lehman Brothers Intermediate Government/Credit Bond Index, dropped 5.17%.

Volatility roiled investors throughout the period, which featured an all-time high for the Standard & Poor's 500 Index, as well as a 20% fall from that peak. Economic growth slowed in the U.S., commodity prices hit record highs and the U.S. housing market continued to implode. Fixed income markets featured a massive flight to quality as an early period aversion to mortgage backed securities spread to asset backed securities, municipal bonds and corporate bonds.

Most stock indices posted considerable losses for the 12-month period, but with less exposure to banks forced to write off billions of dollars worth of devalued mortgage-related bonds, small and mid cap stocks generally outperformed large cap equities. International stocks also struggled, although emerging market equities tended to perform somewhat better than those in established economies due to robust demand for raw materials. Within fixed income markets, short-term issues outperformed long-term bonds as the Federal Reserve slashed its key lending rate from 5.25% to 2.00% over the 12-month period.

While negative within the Fund, a timely shift in exposure to international stocks aided performance as it benefited from a larger position earlier in the period and a smaller position through the closing months. Conversely, an underweight position, relative to the benchmark, in Treasury securities weighed on the fixed income portion of the Fund.

At the period's end, global economies were slowing, commodity prices remained elevated, inflationary pressures kept building and financial strains seemed to continue unabated. Nevertheless, we believe some positive developments exist. For example, preliminary signs of a housing market bottom seemed to have emerged, commodity prices started the third quarter well off recent highs and corporate earnings outside of the financials sector held up relatively well. While we expect that a rebound in economic activity likely remains months away, we believe high quality, large company growth stocks are priced at compelling valuations. Concerns linger, however, over the fixed income market.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                             Inception                        Since      Ending
                               Date       1 Year   5 Year   Inception   Value(2)
                             ---------   -------   ------   ---------   --------
Institutional                  8/1/02     -7.76%    6.94%     8.52%      $16,333
--------------------------------------------------------------------------------
Class A Shares                 8/1/02    -12.55%    5.59%     7.33%      $15,284
--------------------------------------------------------------------------------
Class B Shares                 8/1/02    -12.80%    5.56%     7.34%      $15,295
--------------------------------------------------------------------------------
Class C Shares                 8/1/02     -8.60%    5.89%     7.46%      $15,401
--------------------------------------------------------------------------------
Dow Jones Wilshire
5000 Index(1)                            -11.94%    6.16%     6.93%      $14,954
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Credit Bond Index(1)                       6.56%    4.10%     4.50%      $13,028
--------------------------------------------------------------------------------
LifeModel Moderately
Aggressive Target Neutral
Asset Class Index Blend(3)                -5.17%    7.00%     7.72%      $15,631
--------------------------------------------------------------------------------
LifeModel Moderately
Aggressive Target Neutral
Style Class Index Blend(4)                -2.38%    7.39%     7.80%      $15,699
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 0.48% (Institutional Shares), 0.73% (Class A) and 1.48% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

--------------------------------------------------------------------------------
Fund Holdings as of July 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

                                   [BAR CHART]

Fifth Third Total Return Bond Fund                                        19.80%
Fifth Third International Equity Fund                                     17.40%
Fifth Third Structured Large Cap Plus Fund                                12.20%
Fifth Third Disciplined Large Cap Value Fund                              10.10%
Fifth Third Quality Growth Fund                                            9.80%
Fifth Third All Cap Value Fund                                             7.30%
Fifth Third Short Term Bond Fund                                           7.10%
Fifth Third Mid Cap Growth Fund                                            7.00%
Fifth Third Small Cap Value Fund                                           3.80%
Fifth Third Small Cap Growth Fund                                          3.60%
Fifth Third High Yield Bond Fund                                           1.40%
Fifth Third Institutional Money Market Fund                                0.40%

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Moderately Aggressive Fund(SM)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                                         LifeModel
                                                                         Moderately     LifeModel
                                                                         Aggressive     Moderately
                                                                           Target       Aggressive
               LifeModel                              Lehman Brothers     Neutral         Target
               Moderately                              Intermediate        Asset      Neutral Style
               Aggressive        Dow Jones Wilshire  Government/Credit     Class          Class
         (Institutional Shares)      5000 Index         Bond Index      Index Blend    Index Blend
         ----------------------  ------------------  -----------------  -----------   -------------
 8/1/02         $ 10,000              $ 10,000            $ 10,000        $ 10,000       $ 10,000
                $  9,700              $  9,021            $ 10,331        $  9,432       $  9,643
  12/02         $ 10,290              $  9,682            $ 10,506        $ 10,009       $ 10,110
                $ 10,011              $  9,344            $ 10,664        $  9,838       $  9,983
                $ 11,406              $ 10,842            $ 10,954        $ 11,044       $ 10,978
                $ 11,866              $ 11,198            $ 10,952        $ 11,334       $ 11,280
  12/03         $ 13,125              $ 12,533            $ 10,959        $ 12,312       $ 12,075
                $ 13,421              $ 12,811            $ 11,230        $ 12,630       $ 12,419
                $ 13,385              $ 12,933            $ 10,946        $ 12,647       $ 12,365
                $ 13,117              $ 12,642            $ 11,242        $ 12,592       $ 12,443
  12/04         $ 14,086              $ 13,870            $ 11,292        $ 13,513       $ 13,237
                $ 13,871              $ 13,505            $ 11,193        $ 13,252       $ 13,098
                $ 14,234              $ 13,760            $ 11,471        $ 13,583       $ 13,401
                $ 14,710              $ 14,254            $ 11,411        $ 13,934       $ 13,754
  12/05         $ 14,956              $ 14,503            $ 11,470        $ 14,184       $ 13,969
                $ 15,757              $ 15,228            $ 11,426        $ 14,714       $ 14,441
                $ 15,475              $ 14,865            $ 11,450        $ 14,526       $ 14,334
                $ 15,981              $ 15,461            $ 11,816        $ 15,105       $ 14,857
  12/06         $ 16,827              $ 16,498            $ 11,938        $ 15,922       $ 15,542
                $ 17,222              $ 16,658            $ 12,128        $ 16,166       $ 15,852
                $ 18,120              $ 17,597            $ 12,110        $ 16,836       $ 16,300
                $ 18,422              $ 17,776            $ 12,458        $ 17,154       $ 16,597
  12/07         $ 18,165              $ 17,122            $ 12,820        $ 16,936       $ 16,546
                $ 16,857              $ 15,416            $ 13,205        $ 15,935       $ 15,925
                $ 16,575              $ 15,106            $ 13,003        $ 15,715       $ 15,805
7/31/08         $ 16,333              $ 14,954            $ 13,028        $ 15,631       $ 15,699

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Dow Jones Wilshire 5000 Index, and the Lehman Brothers Intermediate Government/Credit Bond Index. The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Dow Jones  Wilshire  5000 Index and the Lehman  Brothers  Intermediate
      Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2008.

(3) The LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Dow Jones Wilshire 5000 Index (70%) and the Lehman Brothers Intermediate Government/Credit Bond Index (30%). The LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

(4) The LifeModel Moderately Aggressive Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Moderately Aggressive Fund(SM)
--------------------------------------------------------------------------------

LifeModel Moderately Aggressive Target Neutral
Style Class Index Blend
Small Cap Growth Index(5) .............................................     3.5%
Small Cap Value Index(6) ..............................................     3.5%
International Index(7) ................................................    14.0%
Mid Cap Growth Index(8) ...............................................     7.0%
Mid Cap Value Index(9) ................................................     7.0%
Large Cap Growth Index(10) ............................................    12.0%
Large Cap Value Index(11) .............................................    12.0%
Large Cap Core Index(12) ..............................................    11.0%
High Yield Bond Index(13) .............................................     1.5%
Total Return Bond Index(14) ...........................................    21.0%
Short Term Bond Index(15) .............................................     7.5%

(5) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(6) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(13) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

                      This page intentionally left blank.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Moderate Fund(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third LifeModel Moderate Fund (Institutional) declined 6.02% on a net of fee basis, while its benchmark, a blend of the Dow Jones Wilshire 5000 Index and the Lehman Brothers Intermediate Government/Credit Bond Index, retreated 1.83%.

Volatility roiled investors throughout the period, as economic growth slowed in the U.S., commodity prices hit record highs and the U.S. housing market continued to implode. Fixed income markets featured a massive flight to quality as an early period aversion to mortgage backed securities spread to asset backed securities, municipal bonds and corporate bonds. Within the equity markets, the Standard & Poor's 500 Index hit an all-time high, but subsequently fell 20% from that peak.

Most stock indices posted considerable losses for the 12-month period, but with less exposure to banks forced to write off billions of dollars worth of devalued mortgage-related bonds, small and mid cap stocks generally outperformed large cap equities. International stocks also struggled, although emerging market equities tended to perform somewhat better than those in established economies due to robust demand for raw materials. Within fixed income markets, short-term issues outperformed long-term bonds as the Federal Reserve slashed its key lending rate from 5.25% to 2.00% over the 12-month period.

While negative within the Fund, a timely shift in exposure to international stocks aided performance as it benefited from a larger position earlier in the period and a smaller position through the closing months. Conversely, large cap stocks proved a drag on performance, as did an underweight position, relative to the benchmark, in Treasury securities within the fixed income portion of the Fund.

At the period's end, global economies were slowing, commodity prices remained elevated, inflationary pressures kept building and financial strains seemed to continue unabated. Nevertheless, we believe some positive developments exist. For example, preliminary signs of a housing market bottom seemed to have emerged, commodity prices started the third quarter well off recent highs and corporate earnings outside of the financials sector held up relatively well. While we expect that a rebound in economic activity likely remains months away, we believe high quality, large company growth stocks are priced at compelling valuations. Concerns linger, however, over the fixed income market.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                             Inception                        Since      Ending
                                Date      1 Year   5 Year   Inception   Value(2)
                             ---------   -------   ------   ---------   --------
Institutional                  8/1/02     -6.02%    5.80%     6.60%      $14,671
--------------------------------------------------------------------------------
Class A Shares                 8/1/02    -10.89%    4.44%     5.43%      $13,730
--------------------------------------------------------------------------------
Class B Shares                 8/1/02    -11.16%    4.43%     5.43%      $13,730
--------------------------------------------------------------------------------
Class C Shares                 8/1/02     -6.95%    4.74%     5.55%      $13,826
--------------------------------------------------------------------------------
Dow Jones
Wilshire 5000 Index(1)                   -11.94%    6.16%     6.93%      $14,954
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Credit Bond Index(1)                       6.56%    4.10%     4.50%      $13,028
--------------------------------------------------------------------------------
LifeModel Moderate
Target Neutral Style
Class Index Blend(3)                      -5.63%    8.51%     8.95%      $16,734
--------------------------------------------------------------------------------
LifeModel Moderate
Target Neutral Asset
Class Index Blend(4)                      -1.83%    6.23%     6.88%      $14,914
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 0.43% (Institutional Shares), 0.68% (Class A) and 1.43% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares

--------------------------------------------------------------------------------
Fund Holdings as of July 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

                                   [BAR CHART]

Fifth Third Total Return Bond Fund                                        33.90%
Fifth Third International Equity Fund                                     12.60%
Fifth Third Short Term Bond Fund                                          12.20%
Fifth Third Structured Large Cap Plus Fund                                 8.20%
Fifth Third Disciplined Large Cap Value Fund                               7.60%
Fifth Third Quality Growth Fund                                            7.40%
Fifth Third All Cap Value Fund                                             5.30%
Fifth Third Mid Cap Growth Fund                                            5.10%
Fifth Third Small Cap Value Fund                                           2.70%
Fifth Third Small Cap Growth Fund                                          2.60%
Fifth Third High Yield Bond Fund                                           2.50%
Fifth Third Institutional Money Market Fund                                0.00%

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Moderate Fund(SM)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                         Lehman Brothers    LifeModel Moderate
                                                           Intermediate       Target Neutral      LifeModel Moderate
            LifeModel Moderate     Dow Jones Wilshire   Government/Credit      Asset Class       Target Neutral Style
          (Institutional Shares)       5000 Index           Bond Index         Index Blend         Class Index Blend
          ----------------------   ------------------   -----------------   ------------------   -------------------
 8/1/02          $ 10,000               $ 10,000             $ 10,000            $ 10,000              $ 10,000
                 $  9,594               $  9,021             $ 10,331            $  9,688              $  9,393
  12/02          $ 10,053               $  9,682             $ 10,506            $ 10,164              $  9,959
                 $  9,894               $  9,344             $ 10,664            $ 10,083              $  9,724
                 $ 10,944               $ 10,842             $ 10,954            $ 11,040              $ 10,992
                 $ 11,269               $ 11,198             $ 10,952            $ 11,247              $ 11,407
  12/03          $ 12,129               $ 12,533             $ 10,959            $ 11,938              $ 12,514
                 $ 12,449               $ 12,811             $ 11,230            $ 12,243              $ 12,900
                 $ 12,367               $ 12,933             $ 10,946            $ 12,167              $ 12,927
                 $ 12,220               $ 12,642             $ 11,242            $ 12,223              $ 12,898
  12/04          $ 12,892               $ 13,870             $ 11,292            $ 12,873              $ 14,009
                 $ 12,736               $ 13,505             $ 11,193            $ 12,665              $ 13,827
                 $ 13,045               $ 13,760             $ 11,471            $ 12,981              $ 14,133
                 $ 13,354               $ 14,254             $ 11,411            $ 13,203              $ 14,676
  12/05          $ 13,547               $ 14,503             $ 11,470            $ 13,392              $ 14,961
                 $ 14,078               $ 15,228             $ 11,426            $ 13,733              $ 15,682
                 $ 13,876               $ 14,865             $ 11,450            $ 13,617              $ 15,510
                 $ 14,334               $ 15,461             $ 11,816            $ 14,129              $ 16,093
  12/06          $ 14,948               $ 16,498             $ 11,938            $ 14,715              $ 17,049
                 $ 15,265               $ 16,658             $ 12,128            $ 14,944              $ 17,419
                 $ 15,845               $ 17,597             $ 12,110            $ 15,380              $ 18,121
                 $ 16,123               $ 17,776             $ 12,458            $ 15,716              $ 18,392
  12/07          $ 15,971               $ 17,122             $ 12,820            $ 15,704              $ 18,121
                 $ 15,117               $ 15,416             $ 13,205            $ 15,170              $ 17,029
                 $ 14,903               $ 15,106             $ 13,003            $ 14,963              $ 16,889
7/31/08          $ 14,671               $ 14,954             $ 13,028            $ 14,914              $ 16,734

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Dow Jones Wilshire 5000 Index, and the Lehman Brothers Intermediate Government/Credit Bond Index. The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Dow Jones  Wilshire  5000 Index and the Lehman  Brothers  Intermediate
      Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2008.

(3) The LifeModel Moderate Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Dow Jones Wilshire 5000 Index (50%) and the Lehman Brothers Intermediate Government/Credit Bond Index (50%). The LifeModel Moderate Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

(4) The LifeModel Moderate Target Neutral Asset Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Moderate Fund(SM)
--------------------------------------------------------------------------------

LifeModel Moderate Target Neutral Style
Class Index Blend
Small Cap Growth Index(5) .............................................     2.5%
Small Cap Value Index(6) ..............................................     2.5%
International Index(7) ................................................    10.0%
Mid Cap Growth Index(8) ...............................................     5.0%
Mid Cap Value Index(9) ................................................     5.0%
Large Cap Growth Index(10) ............................................     8.5%
Large Cap Value Index(11) .............................................     8.5%
Large Cap Core Index(12) ..............................................     8.0%
High Yield Bond Index(13) .............................................     2.5%
Total Return Bond Index(14) ...........................................    35.0%
Short Term Bond Index(15) .............................................    12.5%

(5) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(6) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(13) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

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                                       39

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Moderately Conservative Fund(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third LifeModel Moderately Conservative Fund (Institutional) declined 4.95% on a net of fee basis, while its benchmark, a blend of the Dow Jones Wilshire 5000 Index and the Lehman Brothers Intermediate Government/Credit Bond Index, declined 0.16%.

Volatility roiled investors throughout the period, as economic growth slowed in the U.S., commodity prices hit record highs and the U.S. housing market continued to implode. Fixed income markets featured a massive flight to quality as an early period aversion to mortgage backed securities spread to asset backed securities, municipal bonds and corporate bonds. Within the equity markets, the Standard & Poor's 500 Index hit an all-time high, but subsequently fell 20% from that peak.

Among fixed income investments, short-term issues generally outperformed long-term bonds as the Federal Reserve slashed its key lending rate from 5.25% to 2.00% over the 12-month period. Most stock indices posted considerable losses for the period, but with less exposure to banks forced to write off billions of dollars worth of devalued mortgage-related bonds, small and mid cap stocks outperformed large cap equities. International stocks also struggled.

Within the Fund, an underweight position, relative to the benchmark, in Treasury securities hindered performance in the fixed income portion of the Fund. Large cap stocks also proved a drag on performance, while a small exposure to international stocks contributed positively to performance.

At the period's end, global economies were slowing, commodity prices remained elevated, inflationary pressures kept building and financial strains seemed to continue unabated. Nevertheless, we believe some positive developments exist. For example, preliminary signs of a housing market bottom seemed to have emerged, commodity prices started the third quarter well off recent highs and corporate earnings outside of the financials sector held up relatively well. While we expect that a rebound in economic activity likely remains months away, we believe high quality, large company growth stocks are priced at compelling valuations. Concerns linger, however, over the fixed income market.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                 Inception                     Since     Ending
                                    Date     1 Year  5 Year  Inception  Value(2)
                                 ---------  -------  ------  ---------  --------
Institutional                      8/1/02    -4.95%   5.10%      5.56%  $ 13,834
--------------------------------------------------------------------------------
Class A Shares                     8/1/02   -10.05%   3.76%      4.38%  $ 12,931
--------------------------------------------------------------------------------
Class B Shares                     8/1/02   -10.27%   3.72%      4.37%  $ 12,927
--------------------------------------------------------------------------------
Class C Shares                     8/1/02    -5.93%   4.05%      4.51%  $ 13,027
--------------------------------------------------------------------------------
Dow Jones Wilshire
5000 Index(1)                               -11.94%   6.16%      6.93%  $ 14,954
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Credit Bond Index(1)                          6.56%   4.10%      4.50%  $ 13,028
--------------------------------------------------------------------------------
LifeModel Moderately
Conservative Target Neutral
Asset Class Index Blend(3)                   -0.16%   5.82%      6.44%  $ 14,545
--------------------------------------------------------------------------------
LifeModel Moderately
Conservative Target Neutral
Style Class Index Blend(4)                   -0.74%   6.82%      7.20%  $ 15,185
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 0.53% (Institutional Shares), 0.79% (Class A) and 1.54% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

--------------------------------------------------------------------------------
Fund Holdings as of July 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

                                   [BAR CHART]

Fifth Third Total Return Bond Fund                                        41.30%
Fifth Third Short Term Bond Fund                                          14.70%
Fifth Third International Equity Fund                                      9.60%
Fifth Third Structured Large Cap Plus Fund                                 8.00%
Fifth Third Disciplined Large Cap Value Fund                               5.10%
Fifth Third Quality Growth Fund                                            5.00%
Fifth Third All Cap Value Fund                                             4.10%
Fifth Third Mid Cap Growth Fund                                            4.00%
Fifth Third High Yield Bond Fund                                           2.90%
Fifth Third Small Cap Value Fund                                           2.20%
Fifth Third Small Cap Growth Fund                                          2.00%
Fifth Third Institutional Money Market Fund                                1.10%

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Moderately Conservative Fund(SM)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                                  Lehman Brothers    LifeModel Moderately     LifeModel Moderately
                    LifeModel Moderately                            Intermediate      Conservative Target         Conservative
                        Conservative        Dow Jones Wilshire   Government/Credit       Neutral Asset           Target Neutral
                   (Institutional Shares)       5000 Index           Bond Index        Class Index Blend    Style Class Index Blend
                   ----------------------   ------------------   -----------------   --------------------   -----------------------
 8/1/02                   $ 10,000               $ 10,000             $ 10,000             $ 10,000                 $ 10,000
                          $  9,517               $  9,021             $ 10,331             $  9,816                 $  9,768
  12/02                   $  9,958               $  9,682             $ 10,506             $ 10,237                 $ 10,182
                          $  9,844               $  9,344             $ 10,664             $ 10,203                 $ 10,110
                          $ 10,726               $ 10,842             $ 10,954             $ 11,031                 $ 10,965
                          $ 10,988               $ 11,198             $ 10,952             $ 11,197                 $ 11,210
  12/03                   $ 11,674               $ 12,533             $ 10,959             $ 11,747                 $ 11,853
                          $ 11,925               $ 12,811             $ 11,230             $ 12,045                 $ 12,177
                          $ 11,817               $ 12,933             $ 10,946             $ 11,924                 $ 12,085
                          $ 11,751               $ 12,642             $ 11,242             $ 12,033                 $ 12,213
  12/04                   $ 12,291               $ 13,870             $ 11,292             $ 12,554                 $ 12,857
                          $ 12,158               $ 13,505             $ 11,193             $ 12,370                 $ 12,737
                          $ 12,437               $ 13,760             $ 11,471             $ 12,679                 $ 13,039
                          $ 12,673               $ 14,254             $ 11,411             $ 12,839                 $ 13,304
  12/05                   $ 12,822               $ 14,503             $ 11,470             $ 13,000                 $ 13,487
                          $ 13,217               $ 15,228             $ 11,426             $ 13,254                 $ 13,846
                          $ 13,073               $ 14,865             $ 11,450             $ 13,171                 $ 13,767
                          $ 13,507               $ 15,461             $ 11,816             $ 13,651                 $ 14,262
  12/06                   $ 14,009               $ 16,498             $ 11,938             $ 14,131                 $ 14,825
                          $ 14,294               $ 16,658             $ 12,128             $ 14,353                 $ 15,108
                          $ 14,725               $ 17,597             $ 12,110             $ 14,683                 $ 15,444
                          $ 14,982               $ 17,776             $ 12,458             $ 15,025                 $ 15,750
  12/07                   $ 14,856               $ 17,122             $ 12,820             $ 15,104                 $ 15,793
                          $ 14,207               $ 15,416             $ 13,205             $ 14,781                 $ 15,381
                          $ 14,048               $ 15,106             $ 13,003             $ 14,578                 $ 15,269
7/31/08                   $ 13,834               $ 14,954             $ 13,028             $ 14,545                 $ 15,185

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Dow Jones Wilshire 5000 Index, and the Lehman Brothers Intermediate Government/Credit Bond Index. The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Dow Jones  Wilshire  5000 Index and the Lehman  Brothers  Intermediate
      Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2008.

(3) The LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Dow Jones Wilshire 5000 Index (40%) and the Lehman Brothers Intermediate Government/Credit Bond Index (60%). The LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

(4) The LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Moderately Conservative Fund(SM)
--------------------------------------------------------------------------------

LifeModel  Moderately  Conservative Target Neutral
Style Class Index Blend
Small Cap Growth Index(5) ............................................      2.0%
Small Cap Value Index(6) .............................................      2.0%
International Index(7) ...............................................      8.0%
Mid Cap Growth Index(8) ..............................................      4.0%
Mid Cap Value Index(9) ...............................................      4.0%
Large Cap Growth Index(10) ...........................................      7.0%
Large Cap Value Index(11) ............................................      7.0%
Large Cap Core Index(12) .............................................      6.0%
High Yield Bond Index(13) ............................................      3.0%
Total Return Bond Index(14) ..........................................     42.0%
Short Term Bond Index(15) ............................................     15.0%

(5) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(6) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(13) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

                       This page intentionally left blank.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Conservative Fund(SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third LifeModel Conservative Fund (Institutional) declined 3.67% on a net of fee basis, while its benchmark, a blend of the Dow Jones Wilshire 5000 Index and the Lehman Brothers Intermediate Government/Credit Bond Index, advanced 3.20%.

Volatility roiled investors throughout the period, as economic growth slowed in the U.S., commodity prices hit record highs and the U.S. housing market continued to implode. Fixed income markets featured a massive flight to quality as an early period aversion to mortgage backed securities spread to asset backed securities, municipal bonds and corporate bonds. Within the equity markets, the Standard & Poor's 500 Index hit an all-time high, but subsequently fell 20% from that peak.

Among fixed income investments, short-term issues generally outperformed long-term bonds as the Federal Reserve slashed its key lending rate from 5.25% to 2.00% over the 12-month period. Most stock indices posted considerable losses for the period, but with less exposure to banks forced to write off billions of dollars worth of devalued mortgage-related bonds, small and mid cap stocks outperformed large cap equities. International stocks also struggled.

Within the Fund, an underweight position, relative to the benchmark, in Treasury securities hindered performance in the fixed income portion of the Fund. Large cap stocks also proved a drag on performance, while a small exposure to international stocks contributed positively to performance.

At the period's end, global economies were slowing, commodity prices remained elevated, inflationary pressures kept building and financial strains seemed to continue unabated. Nevertheless, we believe some positive developments did exist. For example, preliminary signs of a housing market bottom seemed to have emerged, commodity prices started the third quarter well off recent highs and corporate earnings outside of the financials sector held up relatively well. While we expect that a rebound in economic activity likely remains months away, we believe high quality, large company growth stocks are priced at compelling valuations. Concerns linger, however, over the fixed income market.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                 Inception                     Since     Ending
                                    Date     1 Year  5 Year  Inception  Value(2)
                                 ---------  -------  ------  ---------  --------
Institutional                      8/1/02    -3.67%   3.83%      4.45%  $ 12,985
--------------------------------------------------------------------------------
Class A Shares                     8/1/02    -8.76%   2.51%      3.29%  $ 12,140
--------------------------------------------------------------------------------
Class B Shares                     8/1/02    -9.18%   2.45%      3.27%  $ 12,126
--------------------------------------------------------------------------------
Class C Shares                     8/1/02    -4.70%   2.78%      3.40%  $ 12,224
--------------------------------------------------------------------------------
Dow Jones
Wilshire 5000 Index(1)                      -11.94%   6.16%      6.93%  $ 14,954
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Credit Bond Index(1)                          6.56%   4.10%      4.50%  $ 13,028
--------------------------------------------------------------------------------
LifeModel Conservative
Target Neutral Asset
Class Index Blend(3)                          3.20%   4.98%      5.50%  $ 13,793
--------------------------------------------------------------------------------
LifeModel Conservative
Target Neutral Style
Class Index  Blend(4)                        -8.87%   9.59%     10.04%  $ 17,766
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 0.62% (Institutional Shares), 0.88% (Class A) and 1.63% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares

--------------------------------------------------------------------------------
Fund Holdings as of July 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

                                   [BAR CHART]

Fifth Third Total Return Bond Fund                                        54.60%
Fifth Third Short Term Bond Fund                                          19.70%
Fifth Third International Equity Fund                                      4.80%
Fifth Third Structured Large Cap Plus Fund                                 4.10%
Fifth Third High Yield Bond Fund                                           4.00%
Fifth Third Disciplined Large Cap Value Fund                               2.60%
Fifth Third Quality Growth Fund                                            2.60%
Fifth Third All Cap Value Fund                                             2.10%
Fifth Third Mid Cap Growth Fund                                            2.00%
Fifth Third Institutional Money Market Fund                                1.50%
Fifth Third Small Cap Value Fund                                           1.10%
Fifth Third Small Cap Growth Fund                                          1.00%

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Conservative Fund(SM)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                                 Lehman Brothers
                                                                   Intermediate     LifeModel Conservative   LifeModel Conservative
                  LifeModel Conservative   Dow Jones Wilshire   Government/Credit    Target Neutral Asset     Target Neutral Style
                  (Institutional Shares)       5000 Index           Bond Index         Class Index Blend        Class Index Blend
                  ----------------------   ------------------   -----------------   ----------------------   ----------------------
 8/1/02                  $ 10,000               $ 10,000             $ 10,000              $ 10,000                 $ 10,000
                         $  9,909               $  9,021             $ 10,331              $ 10,073                 $  9,145
  12/02                  $ 10,233               $  9,682             $ 10,506              $ 10,377                 $  9,800
                         $ 10,245               $  9,344             $ 10,664              $ 10,437                 $  9,460
                         $ 10,840               $ 10,842             $ 10,954              $ 11,000                 $ 10,990
                         $ 10,996               $ 11,198             $ 10,952              $ 11,082                 $ 11,517
  12/03                  $ 11,383               $ 12,533             $ 10,959              $ 11,356                 $ 12,944
                         $ 11,609               $ 12,811             $ 11,230              $ 11,642                 $ 13,374
                         $ 11,450               $ 12,933             $ 10,946              $ 11,436                 $ 13,489
                         $ 11,500               $ 12,642             $ 11,242              $ 11,643                 $ 13,341
  12/04                  $ 11,819               $ 13,870             $ 11,292              $ 11,919                 $ 14,793
                         $ 11,714               $ 13,505             $ 11,193              $ 11,779                 $ 14,563
                         $ 11,979               $ 13,760             $ 11,471              $ 12,073                 $ 14,869
                         $ 12,086               $ 14,254             $ 11,411              $ 12,118                 $ 15,621
  12/05                  $ 12,194               $ 14,503             $ 11,470              $ 12,226                 $ 15,981
                         $ 12,414               $ 15,228             $ 11,426              $ 12,321                 $ 16,984
                         $ 12,345               $ 14,865             $ 11,450              $ 12,295                 $ 16,737
                         $ 12,737               $ 15,461             $ 11,816              $ 12,716                 $ 17,384
  12/06                  $ 13,074               $ 16,498             $ 11,938              $ 13,004                 $ 18,650
                         $ 13,305               $ 16,658             $ 12,128              $ 13,210                 $ 19,087
                         $ 13,528               $ 17,597             $ 12,110              $ 13,353                 $ 20,085
                         $ 13,756               $ 17,776             $ 12,458              $ 13,701                 $ 20,319
  12/07                  $ 13,696               $ 17,122             $ 12,820              $ 13,936                 $ 19,781
                         $ 13,339               $ 15,416             $ 13,205              $ 13,995                 $ 18,146
                         $ 13,195               $ 15,106             $ 13,003              $ 13,795                 $ 17,975
7/31/08                  $ 12,985               $ 14,954             $ 13,028              $ 13,793                 $ 17,766

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Dow Jones Wilshire 5000 Index, and the Lehman Brothers Intermediate Government/Credit Bond Index. The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Dow Jones  Wilshire  5000 Index and the Lehman  Brothers  Intermediate
      Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2008.

(3) The LifeModel Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Dow Jones Wilshire 5000 Index (20%) and the Lehman Brothers Intermediate Government/Credit Bond Index (80%). The LifeModel Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

(4) The LifeModel Conservative Target Neutral Asset Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Fifth Third LifeModel
Conservative Fund(SM)
--------------------------------------------------------------------------------

LifeModel Conservative Target Neutral Style
Class Index Blend
Small Cap Growth Index(5) .............................................     1.0%
Small Cap Value Index(6) ..............................................     1.0%
International Index(7) ................................................     4.0%
Mid Cap Growth Index(8) ...............................................     2.0%
Mid Cap Value Index(9) ................................................     2.0%
Large Cap Growth Index(10) ............................................     3.5%
Large Cap Value Index(11) .............................................     3.5%
Large Cap Core Index(12) ..............................................     3.0%
High Yield Bond Index(13) .............................................     4.0%
Total Return Bond Index(14) ...........................................    56.0%
Short Term Bond Index(15) .............................................    20.0%

(5) The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

(6) The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

(7) The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

(8) The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

(9) The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(10) The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(11) The Large Cap Value Index represents the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(12) The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

(13) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

(14) The Total Return Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

(15) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

                       This page intentionally left blank.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
High Yield Bond Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third High Yield Bond Fund (Institutional) advanced 2.98% on a net of fee basis, outperforming its benchmark, the Merrill Lynch High Yield Master Index, which declined 0.48%.

Despite the relatively lackluster returns and a generally unhealthy credit environment, high yield bonds ranked among the best performing assets in the market during the period. We expect that weak economic growth and increased inflationary pressures tempered the possibility of larger gains, however, especially with few prospects for potential near-term positive catalysts in the marketplace.

During the 12-month period, macroeconomic conditions worsened as problems in the housing and credit markets proved stubborn, undermined in part by falling housing values and instability among investment banks and commercial banks. A considerable spike in oil prices took an added toll on the economy, sapping consumer confidence, gobbling up personal incomes and stressing corporate bottom lines. Although the federal economic stimulus package proved effective in bolstering consumer spending during the second quarter of 2008, its extended impact remains to be seen.

Against this backdrop, the Fund benefited from a reduced exposure to the automotive industry, which faced concerns surrounding the long-term viability of domestic vehicle manufacturers. Other positions that enhanced returns included an underweight stake, relative to the benchmark, in the gaming industry and effective security selection among coal mining concerns. Gaming companies are grappling with overcapacity and reduced spending on leisure activities, while coal has enjoyed a renaissance as a core energy source.

A lack of exposure to select companies within the telecommunication services sector hurt performance as a large acquisition propped up the wireless communications industry.

Allowing for the market's recent turmoil, we believe that valuations in the high yield space seem fair and offer attractive relative returns at the period's end. Nonetheless, the Fund remains focused on delivering solid risk-adjusted returns with lower volatility than the broader market.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                       Inception              Since      Ending
                                          Date     1 Year   Inception   Value(2)
                                       ---------   ------   ---------   --------
Institutional                           11/29/05    2.98%       3.90%   $ 11,075
--------------------------------------------------------------------------------
Class A Shares                          11/29/05   -2.41%       1.64%   $ 10,443
--------------------------------------------------------------------------------
Class B Shares                          11/29/05   -2.84%       1.88%   $ 10,509
--------------------------------------------------------------------------------
Class C Shares                          11/29/05    2.00%       2.86%   $ 10,782
--------------------------------------------------------------------------------
Merrill  Lynch High
Yield Master  Index(1)                             -0.48%      -4.30%   $ 10,626
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 1.15% (Institutional Shares), 1.40% (Class A) and 2.15% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares.

--------------------------------------------------------------------------------
Fund Holdings as of July 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                                                           0.00%
                                                                           0.00%
Corporate Bonds                                                           83.00%
Investment Companies                                                      21.30%
Foreign Bonds                                                             11.80%
                                                                           0.00%
                                                                           0.00%
                                                                           0.00%

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
High Yield Bond Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                           High Yield Bond             Merrill Lynch
                        (Institutional Shares)   High Yield Master Index
                        ----------------------   -----------------------
     11/29/05                  $ 10,000                  $ 10,000
        12/05                  $ 10,002                  $ 10,092
        03/06                  $ 10,231                  $ 10,380
        06/06                  $ 10,094                  $ 10,396
        09/06                  $ 10,420                  $ 10,817
        12/06                  $ 10,817                  $ 11,267
        03/07                  $ 11,096                  $ 11,569
        06/07                  $ 11,100                  $ 11,605
        09/07                  $ 11,209                  $ 11,645
        12/07                  $ 11,165                  $ 11,512
        03/08                  $ 10,934                  $ 11,169
        06/08                  $ 11,216                  $ 10,968
      7/31/08                  $ 11,075                  $ 10,626

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Merrill Lynch High Yield Master Index, an unmanaged index which tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule. The index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Total Return Bond Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Total Return Bond Fund (Institutional) declined 1.86% on a net of fee basis, trailing its benchmark, the Lehman Brothers Aggregate Bond Index, which advanced 6.15%.

U.S. Treasury securities led the fixed income market for much of the 12-month period as investors sought out safe havens amid credit market problems and liquidity issues. Extended woes in the mortgage and housing industries resulted in steep losses in mortgage-related bonds, and an economic slowdown hit corporate bonds as well. Meanwhile, the short end of the yield curve outperformed the long end, helped in part by the Federal Reserve, which reduced its prime lending rate from 5.25% to 2.00%.

Bonds that weighed on Fund performance during this challenging period included commercial mortgage backed securities (CMBS), residential mortgage backed securities (RMBS) and consumer asset backed securities (ABS). One of the most volatile sectors in the fixed income market, CMBS plummeted in March. A recovery followed, but uncertainties remained amid questions surrounding the ability of shopping malls and office buildings to endure the economic downturn.

The RMBS market hit its 12-month low in April, but securities backed by prime loans have rebounded much better than those tied to subprime mortgages. Consumer ABS, most notably issues backed by automobile and credit card loans, experienced significant downward pressure as sagging consumer confidence exacerbated the impact of the broader economic stumble.

Positive contributions to performance came from an underweight position, relative to the benchmark, in corporate bonds, as well as a modest exposure to international bonds and currencies, which benefited from a weaker U.S. dollar.

At the period's end, the fixed income markets continued to face considerable unknowns as the system extended its purge of excesses created during the Fed's most-recent easing cycle. While contending with the related market strains, the Fund remains patiently focused on the potential for long-term performance historically generated by securities with sound fundamentals.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                         Ending
                                          1 Year   5 Year    10 Year    Value(2)
                                          ------   ------   ---------   --------
Institutional                             -1.86%    2.54%       4.06%   $ 14,887
--------------------------------------------------------------------------------
Class A Shares                            -6.63%    1.29%       3.31%   $ 13,850
--------------------------------------------------------------------------------
Class B Shares                            -7.46%    1.17%       3.02%   $ 13,462
--------------------------------------------------------------------------------
Class C Shares                            -2.72%    1.53%       3.02%   $ 13,470
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index(1)                                   6.15%    4.55%       5.65%   $ 17,331
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08 the gross expense ratios are 0.88% (Institutional Shares), 1.13 % (Class A) and 1.88% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The  quoted  performance  does  not  reflect  the  deduction  of  taxes  on Fund distributions or redemption of shares. For the period prior to October 29,2001,the quoted performance for the Fifth Third Total Return Bond Fund Institutional Shares reflects the performance of the Kent Income Fund Institutional Shares with an inception date of March 20, 1995. Prior to October 29, 2001, the performance figures for the Fifth Third Total Return Bond Fund Class A Shares reflects the performance of the Kent Income Fund Investment Shares with an inception date of March 22, 1995, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001.The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

--------------------------------------------------------------------------------
Fund Holdings as of July 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

                                   [BAR CHART]

U.S. Government Agencies                                                  32.30%
Mortgage-Backed Securities                                                31.90%
Corporate Bonds                                                            8.40%
Asset-Backed Securities                                                    8.40%
Investment Companies                                                       6.10%
Investments in Affiliates                                                  4.80%
U.S. Treasury Obligations                                                  4.40%
Foreign Bonds                                                              1.80%
Preferred Stocks                                                           1.80%
Demand Notes                                                               0.10%

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Total Return Bond Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                           Total Return Bond       Lehman Brothers
                        (Institutional Shares)   Aggregate Bond Index
                        ----------------------   --------------------
      7/31/98                  $ 10,000                $ 10,000
                               $ 10,439                $ 10,401
        12/98                  $ 10,499                $ 10,436
                               $ 10,335                $ 10,384
                               $ 10,119                $ 10,293
                               $ 10,112                $ 10,363
        12/99                  $ 10,037                $ 10,350
                               $ 10,343                $ 10,578
                               $ 10,402                $ 10,763
                               $ 10,736                $ 11,087
        12/00                  $ 11,232                $ 11,553
                               $ 11,607                $ 11,904
                               $ 11,623                $ 11,971
                               $ 12,232                $ 12,523
        12/01                  $ 12,046                $ 12,529
                               $ 11,923                $ 12,540
                               $ 12,430                $ 13,004
                               $ 13,018                $ 13,600
        12/02                  $ 13,181                $ 13,814
                               $ 13,353                $ 14,006
                               $ 13,618                $ 14,356
                               $ 13,577                $ 14,335
        12/03                  $ 13,603                $ 14,381
                               $ 13,929                $ 14,763
                               $ 13,571                $ 14,402
                               $ 13,978                $ 14,863
        12/04                  $ 14,103                $ 15,004
                               $ 14,062                $ 14,932
                               $ 14,451                $ 15,382
                               $ 14,334                $ 15,278
        12/05                  $ 14,401                $ 15,369
                               $ 14,315                $ 15,270
                               $ 14,280                $ 15,258
                               $ 14,807                $ 15,839
        12/06                  $ 14,970                $ 16,035
                               $ 15,189                $ 16,276
                               $ 15,075                $ 16,192
                               $ 15,341                $ 16,653
        12/07                  $ 15,631                $ 17,152
                               $ 15,502                $ 17,524
                               $ 15,228                $ 17,345
      7/31/08                  $ 14,887                $ 17,331

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is representative of investment-grade fixed-rate debt issues, including government, corporate, asset- backed, and mortgage-backed securities, with maturities of at least one year.

      The Lehman Brothers Aggregate Bond Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Short Term Bond Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Short Term Bond Fund (Institutional) advanced 3.80% on a net of fee basis, compared to its benchmarks, the Merrill Lynch 1-3 Year Government/Corporate Bond Index, which returned 6.23%; the U.S. consumer price index, which advanced 5.60%; and the 91-day Treasury bill, which gained 3.40%.

U.S. Treasury securities led the fixed income market for much of the period as investors sought out safe havens amid credit market problems and liquidity issues. Extended woes in the mortgage and housing industries resulted in steep losses in mortgage-related bonds, and an economic slowdown hit corporate bonds as well. Meanwhile, short term bonds outperformed long term issues, helped in part by the Federal Reserve, which reduced its prime lending rate from 5.25% to 2.00%.

Bonds that weighed on Fund performance during this challenging period included commercial mortgage backed securities (CMBS), residential mortgage backed securities (RMBS) and consumer asset backed securities (ABS). One of the most volatile sectors in the fixed income market, CMBS plummeted in March. A recovery followed, but uncertainties remained amid questions surrounding the ability of shopping malls and office buildings to endure the economic downturn.

The RMBS market hit its 12-month low in April, but the Fund benefited slightly from a greater focus on non-government agency RMBS while Fannie Mae and Freddie Mac suffered amid solvency questions. Consumer ABS, most notably issues backed by automobile and credit card loans, experienced significant downward pressure as sagging consumer confidence exacerbated the impact of the broader economic stumble.

Positive contributions to performance came from an underweight position, relative to the benchmark, in corporate bonds; a modestly short duration, which helped as rates edged up late in the period; and select use of Treasury futures.

Historically, Treasury securities have not led the fixed income markets, and the Fund therefore has not attempted to time periods of under- and overperformance. We continue to believe that a focus on sound credit analysis, along with patience through trying times such as these, is an optimal strategy for achieving long-term success in the short term bond market.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                        Ending
                                           1 Year   5 Year   10 Year   Value(2)
                                           ------   ------   -------   --------
Institutional                               3.80%    2.83%     4.10%    $14,945
-------------------------------------------------------------------------------
Class A Shares                              0.02%    1.89%     3.56%    $14,184
-------------------------------------------------------------------------------
Class C Shares                              2.87%    1.81%     3.07%    $13,527
-------------------------------------------------------------------------------
Merrill Lynch 1-3 Year
Government/Corporate Bond Index(1)          6.23%    3.55%     4.84%    $16,050
-------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 0.79% (Institutional Shares), 1.04% (Class A) and 1.79% (Class C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for C Shares reflect the maximum contingent deferred sales charge (CDSC) of 1.0% within the first year.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance for the Fifth Third Short Term Bond Fund Institutional Shares reflects the performance of the Kent Short Term Bond Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the performance for the Fifth Third Short Term Bond Fund Class A Shares reflects the performance of the Kent Short Term Bond Fund Investment Shares with an inception date of December 4, 1992, adjusted for the maximum sales charge. Class C Shares were initially offered on August 1, 2003. The performance figures for Class C Shares for the periods prior to such date represent the performance for Institutional Shares and are adjusted to reflect expenses and applicable sales charges for Class C Shares.

--------------------------------------------------------------------------------
Fund Holdings as of July 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

                                   [BAR CHART]

Mortgage-Backed Securities                                                28.50%
U.S. Government Agencies                                                  26.40%
Corporate Bonds                                                           18.90%
Asset-Backed Securities                                                   17.30%
U.S. Treasury Obligations                                                  4.40%
Foreign Bonds                                                              2.60%
Investments in Affiliates                                                  1.70%
Municipal Bonds                                                            0.20%

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Short Term Bond Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                     Short Term Bond         Merrill Lynch 1-3 Year
                 (Institutional Shares)   Government/Corporate Bond Index
                 ----------------------   -------------------------------
      7/31/98           $ 10,000                     $ 10,000
                        $ 10,200                     $ 10,248
        12/98           $ 10,280                     $ 10,332
                        $ 10,347                     $ 10,406
                        $ 10,371                     $ 10,468
                        $ 10,489                     $ 10,595
        12/99           $ 10,537                     $ 10,668
                        $ 10,658                     $ 10,800
                        $ 10,834                     $ 10,982
                        $ 11,094                     $ 11,229
        12/00           $ 11,393                     $ 11,528
                        $ 11,716                     $ 11,863
                        $ 11,846                     $ 12,017
                        $ 12,223                     $ 12,435
        12/01           $ 12,293                     $ 12,532
                        $ 12,239                     $ 12,535
                        $ 12,492                     $ 12,837
                        $ 12,748                     $ 13,140
        12/02           $ 12,888                     $ 13,296
                        $ 12,995                     $ 13,411
                        $ 13,096                     $ 13,560
                        $ 13,150                     $ 13,626
        12/03           $ 13,149                     $ 13,661
                        $ 13,265                     $ 13,814
                        $ 13,122                     $ 13,658
                        $ 13,236                     $ 13,813
        12/04           $ 13,246                     $ 13,827
                        $ 13,212                     $ 13,788
                        $ 13,365                     $ 13,958
                        $ 13,386                     $ 13,976
        12/05           $ 13,465                     $ 14,069
                        $ 13,526                     $ 14,136
                        $ 13,610                     $ 14,229
                        $ 13,874                     $ 14,519
        12/06           $ 14,015                     $ 14,667
                        $ 14,213                     $ 14,879
                        $ 14,304                     $ 14,987
                        $ 14,550                     $ 15,344
        12/07           $ 14,796                     $ 15,675
                        $ 14,947                     $ 16,091
                        $ 14,986                     $ 16,003
      7/31/08           $ 14,945                     $ 16,050

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Merrill Lynch 1-3 Year Government/Corporate Bond Index. The Merrill Lynch 1-3 Year Government/Corporate Bond Index is composed of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years.

      The Merrill Lynch 1-3 Year Government/Corporate Bond Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Municipal Bond Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Municipal Bond Fund (Institutional) advanced 2.87% on a net of fee basis, outperforming its benchmark, the Lehman Brothers Municipal Bond Index, which gained 2.83%.

The municipal bond market spent most of the 12-month period in a state of disarray, enduring stunning downgrades among so-called monoline insurers, a virtual shutdown of the auction rate securities market and broad selloffs by non-traditional municipal bond investors. Meanwhile, the yield curve steepened drastically, with short-term rates falling and long-term yields rising.

The deterioration of the monoline insurance industry, which traditionally provided municipal issuers with financial backing but experienced eroding fundamentals in the wake of subprime mortgage market woes, undermined all insured municipal issues. Support for auction rate securities - which offered municipalities more flexible credit - collapsed as investment banks, which historically absorbed any bonds that failed to sell at auction, stopped taking on new debt amid their own balance sheet challenges. As for non-traditional municipal bond investors, many highly leveraged investors such as hedge funds bailed out of municipal bonds when the market's liquidity troubles heightened.

While contending with such volatility, the Fund benefited from an overweight position, relative to the benchmark, in short-term bonds, which generally outperformed long-term issues over the period. The Fund's higher quality orientation further enhanced returns, as low grade securities lagged significantly. Select exposure to pre-refunded bonds, which tend to spike when the original issuers announce they will be refinanced, also provided a lift.

The Fund's insured holdings hindered performance as the market punished issues backed by a monoline insurer.

Interestingly, supply through the first seven months of 2008 was comparable to 2007 levels as $260 billion worth of bonds were brought to market. Refinancing deals - driven largely by the collapse of the auction rate market - accounted for $75 billion of the total issuance, a 31% jump over the same period in 2007.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                        Ending
                                           1 Year   5 Year   10 Year   Value(2)
                                           ------   ------   -------   --------
Institutional                               2.87%    3.54%     4.30%    $15,234
-------------------------------------------------------------------------------
Class A Shares                             -2.30%    2.26%     3.54%    $14,166
-------------------------------------------------------------------------------
Class B Shares                             -3.05%    2.18%     3.25%    $13,773
-------------------------------------------------------------------------------
Class C Shares                              1.79%    2.50%     3.26%    $13,788
-------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(1)     2.83%    4.34%     4.91%    $16,154
-------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 1.07% (Institutional Shares), 1.32% (Class A) and 2.08% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance for the Fifth Third Municipal Bond Fund Institutional Shares reflects the performance of the Kent Tax-Free Income Fund Institutional Shares with an inception date of March 20, 1995. Prior to October 29, 2001, the performance for the Fifth Third Municipal Bond Fund Class A Shares reflects the performance of the Kent Tax-Free Income Fund Investment Shares with an inception date of March 31, 1995, and is adjusted to reflect applicable sales charge. Class B and Class C Shares were initially offered on October 29, 2001.The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

--------------------------------------------------------------------------------
Bond Quality as of July 31, 2008
as represented by Standard and Poor's/Moody's Rating Agencies
--------------------------------------------------------------------------------
as a percentage of value of investments+
--------------------------------------------------------------------------------

                                   [BAR CHART]

AAA/Aaa                                                                   28.51%
AA+/Aa1                                                                    7.84%
AA/Aa2                                                                    23.95%
AA-/Aa3                                                                    4.73%
A+/A1                                                                      4.59%
A/A2                                                                      11.93%
A-/A3                                                                      3.48%
BBB+/Baa1                                                                  1.70%
BBB-/Baa3                                                                  6.75%
NR/NR                                                                      1.40%
Net Cash and Equivalents                                                   5.12%

+ Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Municipal Bond Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                            Municipal Bond          Lehman Brothers
                        (Institutional Shares)   Municipal Bond Index
                        ----------------------   --------------------
      7/31/98                   $ 10,000                $ 10,000
                                $ 10,305                $ 10,281
        12/98                   $ 10,327                $ 10,343
                                $ 10,375                $ 10,435
                                $ 10,142                $ 10,250
                                $ 10,094                $ 10,210
        12/99                   $  9,991                $ 10,130
                                $ 10,310                $ 10,426
                                $ 10,449                $ 10,584
                                $ 10,694                $ 10,840
        12/00                   $ 11,229                $ 11,314
                                $ 11,438                $ 11,565
                                $ 11,482                $ 11,640
                                $ 11,783                $ 11,967
        12/01                   $ 11,685                $ 11,894
                                $ 11,795                $ 12,006
                                $ 12,238                $ 12,445
                                $ 12,838                $ 13,036
        12/02                   $ 12,813                $ 13,036
                                $ 12,948                $ 13,193
                                $ 13,281                $ 13,533
                                $ 13,265                $ 13,544
        12/03                   $ 13,413                $ 13,729
                                $ 13,598                $ 13,966
                                $ 13,248                $ 13,636
                                $ 13,718                $ 14,167
        12/04                   $ 13,826                $ 14,344
                                $ 13,768                $ 14,339
                                $ 14,110                $ 14,759
                                $ 14,055                $ 14,741
        12/05                   $ 14,099                $ 14,848
                                $ 14,108                $ 14,885
                                $ 14,084                $ 14,889
                                $ 14,571                $ 15,397
        12/06                   $ 14,709                $ 15,567
                                $ 14,792                $ 15,693
                                $ 14,686                $ 15,589
                                $ 14,987                $ 15,873
        12/07                   $ 15,181                $ 16,090
                                $ 15,172                $ 15,991
                                $ 15,180                $ 16,093
      7/31/08                   $ 15,234                $ 16,154

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is generally representative of the municipal bond market.

      The Lehman Brothers Municipal Bond Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Intermediate Municipal Bond Fund (Institutional) returned 3.83% on a net of fee basis, trailing its benchmark, the Lehman Brothers Quality Intermediate Municipal Bond Index, which gained 5.71%.

The municipal bond market spent most of the 12-month period in a state of disarray, enduring stunning downgrades among so-called monoline insurers, a virtual shutdown of the auction rate securities market and broad selloffs by non-traditional municipal bond investors. Meanwhile, the yield curve steepened drastically, with short-term rates falling and long-term yields rising.

The deterioration of the monoline insurance industry, which traditionally provided municipal issuers with financial backing but experienced eroding fundamentals in the wake of subprime mortgage market woes, undermined all insured municipal issues. Support for auction rate securities - which offered municipalities more flexible credit - collapsed as investment banks, which historically absorbed any bonds that failed to sell at auction, stopped taking on new debt amid their own balance sheet challenges. As for non-traditional municipal bond investors, many highly leveraged investors such as hedge funds bailed out of municipal bonds when the market's liquidity troubles heightened.

While contending with such volatility, the Fund benefited from an overweight position, relative to the benchmark, in short-term bonds, which generally outperformed long-term issues. Conversely, the quality of the Fund's holdings, which was modestly lower than the benchmark, weighed on returns, as lower grade securities lagged. Further hindering performance was the Fund's exposure to alternative minimum tax-eligible bonds, especially those issued by airports and housing authorities, which struggled with the slowing economy.

Interestingly, supply through the first seven months of 2008 was comparable to 2007 levels as $260 billion worth of bonds were brought to market. Refinancing deals - driven largely by the collapse of the auction rate market - accounted for $75 billion of the total issuance, a 31% jump over the same period in 2007.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                        Ending
                                           1 Year   5 Year   10 Year   Value(2)
                                           ------   ------   -------   --------
Institutional                               3.83%    2.98%     3.86%    $14,601
-------------------------------------------------------------------------------
Class A Shares                             -0.03%    1.97%     3.23%    $13,742
-------------------------------------------------------------------------------
Class B Shares                             -1.50%    2.30%     3.16%    $13,649
-------------------------------------------------------------------------------
Class C Shares                              2.77%    1.95%     2.81%    $13,199
-------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate
Municipal Bond Index(1)                     5.71%    3.95%     4.68%    $15,856
-------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 0.85% (Institutional Shares), 1.10% (Class A) and 1.85% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figure for A Shares reflects the maximum sales charge of 3.50%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance for the Fifth Third Intermediate Municipal Bond Fund Institutional Shares reflects the performance of the Kent Intermediate Tax-Free Fund Institutional Shares with an inception date of December 16, 1992. Prior to October 29, 2001, the performance figures for the Fifth Third Intermediate Bond Fund Class A Shares reflects the performance of the Kent Intermediate Tax-Free Fund Investment Shares with an inception date of December 18, 1992, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for the Kent Intermediate Tax-Free Fund Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

--------------------------------------------------------------------------------
Bond Quality as of July 31, 2008
--------------------------------------------------------------------------------
as represented by Standard and Poor's/Moody's Rating Agencies as a percentage of value of investments+
--------------------------------------------------------------------------------

                                   [BAR CHART]

AAA/Aaa                                                                   29.51%
AA+/Aa1                                                                    4.64%
AA/Aa2                                                                    23.25%
AA-/Aa3                                                                    9.93%
A+/A1                                                                      5.16%
A/A2                                                                       6.42%
A-/A3                                                                      6.73%
BBB+/Baa1                                                                  5.69%
BBB/Baa2                                                                   1.91%
BBB-/Baa3                                                                  3.55%
NR/NR                                                                      2.43%
Net Cash and Equivalents                                                   0.78%

+ Portfolio composition is subject to change.

NR - Not Rated

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            Intermediate Municipal Bond   Lehman Brothers Quality Intermediate
               (Institutional Shares)             Municipal Bond Index
            ---------------------------   ------------------------------------
7/31/98                $ 10,000                        $ 10,000
                       $ 10,261                        $ 10,281
  12/98                $ 10,319                        $ 10,361
                       $ 10,370                        $ 10,451
                       $ 10,201                        $ 10,303
                       $ 10,230                        $ 10,390
  12/99                $ 10,214                        $ 10,391
                       $ 10,419                        $ 10,556
                       $ 10,558                        $ 10,718
                       $ 10,761                        $ 10,944
  12/00                $ 11,132                        $ 11,287
                       $ 11,379                        $ 11,575
                       $ 11,462                        $ 11,665
                       $ 11,756                        $ 11,986
  12/01                $ 11,659                        $ 11,910
                       $ 11,739                        $ 12,014
                       $ 12,156                        $ 12,478
                       $ 12,589                        $ 12,977
  12/02                $ 12,619                        $ 13,010
                       $ 12,739                        $ 13,155
                       $ 12,962                        $ 13,454
                       $ 12,988                        $ 13,521
  12/03                $ 13,031                        $ 13,614
                       $ 13,161                        $ 13,789
                       $ 12,894                        $ 13,500
                       $ 13,245                        $ 13,933
  12/04                $ 13,300                        $ 14,027
                       $ 13,185                        $ 13,904
                       $ 13,464                        $ 14,227
                       $ 13,409                        $ 14,189
  12/05                $ 13,461                        $ 14,258
                       $ 13,441                        $ 14,252
                       $ 13,453                        $ 14,275
                       $ 13,862                        $ 14,692
  12/06                $ 13,962                        $ 14,798
                       $ 14,055                        $ 14,930
                       $ 13,965                        $ 14,874
                       $ 14,252                        $ 15,239
  12/07                $ 14,421                        $ 15,522
                       $ 14,566                        $ 15,744
                       $ 14,491                        $ 15,679
7/31/08                $ 14,601                        $ 15,856

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Lehman Brothers Quality Intermediate Municipal Bond Index. The Lehman Brothers Quality Intermediate Municipal Bond Index is generally representative of intermediate term municipal bonds with a maturity between two and twelve years.

      The Lehman Brothers Quality Intermediate Municipal Bond Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Ohio Municipal Bond Fund (Institutional) advanced 3.95% on a net of fee basis, trailing its benchmark, the Lehman Brothers Quality Intermediate Municipal Bond Index, which gained 5.71%.

Housing market woes continued to weigh on the Ohio economy as the state's foreclosure rate consistently has ranked among the country's worst. Yet while the state's unemployment rate remained higher than the national average, its job market was essentially flat through the first six months of 2008 as new service sector jobs offset losses in the manufacturing and construction industries.
Another potential bright spot was the passage of a bipartisan $1.6 billion stimulus package, which was designed to boost the state's employment environment.

Against this backdrop, the state issued $7.0 billion worth of municipal bonds through the first seven months of 2008, a 16% rise over the same time period in 2007. Nationally, issuance was flat through the first seven months of 2008.

Broadly speaking, the municipal bond market spent most of the 12-month period in a state of disarray, enduring stunning downgrades among so-called monoline insurers, a virtual shutdown of the auction rate securities market and broad selloffs by non-traditional municipal bond investors. Meanwhile, the yield curve steepened drastically, with short-term rates falling and long-term yields rising.

While contending with such volatility, the Fund benefited from an overweight position, relative to the benchmark, in short-term bonds, which generally outperformed long-term issues. Select exposure to pre-refunded bonds, which tend to spike when the original issuers announce they will be refinanced, also provided a lift. Conversely, the quality of the Fund's holdings, which was modestly lower than the benchmark, hindered returns, as lower grade securities lagged.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

The fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Single state funds may be subject to additional risk, since issuers they invest in are more likely to be subject to the same political and/or economic risks.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                        Ending
                                           1 Year   5 Year   10 Year   Value(2)
                                           ------   ------   -------   --------
Institutional                               3.95%    2.99%     3.65%    $14,309
-------------------------------------------------------------------------------
Class A Shares                             -1.36%    1.74%     2.89%    $13,302
-------------------------------------------------------------------------------
Class B Shares                             -2.06%    1.61%     2.48%    $12,779
-------------------------------------------------------------------------------
Class C Shares                              2.96%    1.96%     2.67%    $13,016
-------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate
Municipal Bond Index(1)                     5.71%    3.95%     4.68%    $15,856
-------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 0.89% (Institutional Shares), 1.14% (Class A) and 1.89% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflects the maximum sales charge of 4.75%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. Institutional Shares were initially offered on August 11, 1998. The performance figures for Institutional Shares for periods prior to such date represent the performance for Class A Shares. Class B, and Class C Shares were initially offered on May 27, 1993, October 11, 2000, and April 24, 1996 respectively. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Class A Shares and are adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

--------------------------------------------------------------------------------
Bond Quality as of July 31, 2008
--------------------------------------------------------------------------------
as represented by Standard and Poor's/Moody's Rating Agencies as a percentage of value of investments+
--------------------------------------------------------------------------------

                                   [BAR CHART]

AAA/Aaa                                                                   17.29%
AA+/Aa1                                                                    6.24%
AA/Aa2                                                                    25.41%
AA-/Aa3                                                                   15.98%
A+/A1                                                                      4.59%
A/A2                                                                      12.31%
A-/A3                                                                      4.03%
BBB-/Baa3                                                                  2.24%
NR/NR                                                                     11.83%
Net Cash and Equivalents                                                   0.08%

+ Portfolio composition is subject to change.

NR - Not Rated

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                 Ohio Municipal Bond    Lehman Brothers Quality Intermediate
               (Institutional Shares)         Municipal Bond Index
               ----------------------   ------------------------------------

      7/31/98         $ 10,000                         $ 10,000
                      $ 10,301                         $ 10,281
        12/98         $ 10,350                         $ 10,361
                      $ 10,371                         $ 10,451
                      $ 10,135                         $ 10,303
                      $ 10,110                         $ 10,390
        12/99         $ 10,046                         $ 10,391
                      $ 10,259                         $ 10,556
                      $ 10,373                         $ 10,718
                      $ 10,577                         $ 10,944
        12/00         $ 10,937                         $ 11,287
                      $ 11,170                         $ 11,575
                      $ 11,238                         $ 11,665
                      $ 11,515                         $ 11,986
        12/01         $ 11,436                         $ 11,910
                      $ 11,494                         $ 12,014
                      $ 11,892                         $ 12,478
                      $ 12,318                         $ 12,977
        12/02         $ 12,334                         $ 13,010
                      $ 12,444                         $ 13,155
                      $ 12,679                         $ 13,454
                      $ 12,715                         $ 13,521
        12/03         $ 12,807                         $ 13,614
                      $ 12,935                         $ 13,789
                      $ 12,653                         $ 13,500
                      $ 13,004                         $ 13,933
        12/04         $ 13,061                         $ 14,027
                      $ 12,949                         $ 13,904
                      $ 13,224                         $ 14,227
                      $ 13,153                         $ 14,189
        12/05         $ 13,203                         $ 14,258
                      $ 13,205                         $ 14,252
                      $ 13,190                         $ 14,275
                      $ 13,575                         $ 14,692
        12/06         $ 13,656                         $ 14,798
                      $ 13,744                         $ 14,930
                      $ 13,643                         $ 14,874
                      $ 13,940                         $ 15,239
        12/07         $ 14,148                         $ 15,522
                      $ 14,221                         $ 15,744
                      $ 14,177                         $ 15,679
      7/31/08         $ 14,309                         $ 15,856

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Lehman Brothers Quality Intermediate Municipal Bond Index. The Lehman Brothers Quality Intermediate Municipal Bond Index is generally representative of intermediate term municipal bonds with a maturity between two and twelve years.

      The Lehman Brothers Quality Intermediate Municipal Bond Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2008.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Michigan Municipal Bond Fund
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2008, the Fifth Third Michigan Municipal Bond Fund (Institutional) gained 4.43% on a net of fee basis, underperforming its benchmark, the Lehman Brothers 1-5 year Municipal Bond Index, which returned 6.04%.

Michigan's economic prospects eroded further during the period as state officials forecast deeper declines in economic growth and employment for 2008 and 2009. The struggles of the automotive industry, including falling vehicle sales and shrinking market share for domestic vehicle manufacturers, accounted for much of the gloomy outlook. The state's fiscal health received a short-term reprieve as the new Michigan business tax and higher income tax rate generated new revenues, but the long-term view remains clouded by the overhang of still-soaring home foreclosure rates.

Against this backdrop, the state issued $7.0 billion worth of municipal bonds through the first seven months of 2008, a 27% rise over the same time period in 2007. Nationally, issuance was flat through the first seven months of 2008.

Broadly speaking, the municipal bond market spent most of the 12-month period in a state of disarray, enduring stunning downgrades among so-called monoline insurers, a virtual shutdown of the auction rate securities market and broad selloffs by non-traditional municipal bond investors. Meanwhile, the yield curve steepened drastically, with short-term rates falling and long-term yields rising.

While contending with such volatility, the Fund faltered along with Michigan bonds and lagged the national-based benchmark. In an effort to maximize yield, the Fund held modestly lower quality issues and alternative minimum tax-eligible bonds, all of which were punished by investors spooked by the market's volatility. Holdings that contributed positively to performance included high quality general obligation bonds and essential revenue issues.

--------------------------------------------------------------------------------
Investment Risk Considerations
--------------------------------------------------------------------------------

The fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Single state funds may be subject to additional risk, since issuers they invest in are more likely to be subject to the same political and/or economic risks.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

--------------------------------------------------------------------------------
Average Annual Total Returns as of July 31, 2008
--------------------------------------------------------------------------------

                                                                        Ending
                                           1 Year   5 Year   10 Year   Value(2)
                                           ------   ------   -------   --------
Institutional                               4.43%    2.36%     3.36%    $13,918
-------------------------------------------------------------------------------
Class A Shares                             -0.66%    1.25%     2.71%    $13,064
-------------------------------------------------------------------------------
Class B Shares                             -1.64%    0.97%     2.32%    $12,583
-------------------------------------------------------------------------------
Class C Shares                              3.33%    1.36%     2.33%    $12,593
-------------------------------------------------------------------------------
Lehman Brothers 1-5 Year Municipal
Bond Index(1)                               6.04%    3.24%     4.12%    $14,977
-------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/08, the gross expense ratios are 0.92% (Institutional Shares), 1.18% (Class A) and 1.92% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance for the Michigan Municipal Bond Fund Institutional Shares reflects the performance of the Kent Michigan Municipal Bond Fund Institutional Shares with an inception date of May 3, 1993. Prior to October 29, 2001, the quoted performance for the Fifth Third Michigan Municipal Bond Fund Class A Shares reflects the performance of the Kent Michigan Municipal Bond Fund Investment Shares with an inception date of May 11, 1993, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 200. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

--------------------------------------------------------------------------------
Bond Quality as of July 31, 2008
--------------------------------------------------------------------------------
as represented by Standard and Poor's/Moody's Rating Agencies as a percentage of value of investments+
--------------------------------------------------------------------------------

                                   [BAR CHART]

AAA/Aaa                                                                   30.28%
AA+/Aa1                                                                    3.88%
AA/Aa2                                                                    42.51%
AA-/Aa3                                                                    7.33%
A+/A1                                                                      2.70%
A/A2                                                                       1.95%
A-/A3                                                                      6.50%
BBB/Baa2                                                                   1.78%
BBB-/Baa3                                                                  2.21%
NR/NR                                                                      0.77%
Net Cash and Equivalents                                                   0.09%

+ Portfolio composition is subject to change.

NR - Not Rated

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

--------------------------------------------------------------------------------
Michigan Municipal Bond Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                     Michigan Municipal Bond   Lehman Brothers 1-5 Year
                      (Institutional Shares)     Municipal Bond Index
                     -----------------------   ------------------------
      7/31/98               $ 10,000                   $ 10,000
                            $ 10,175                   $ 10,180
        12/98               $ 10,254                   $ 10,274
                            $ 10,336                   $ 10,385
                            $ 10,246                   $ 10,322
                            $ 10,308                   $ 10,422
        12/99               $ 10,322                   $ 10,450
                            $ 10,431                   $ 10,565
                            $ 10,552                   $ 10,714
                            $ 10,728                   $ 10,893
        12/00               $ 10,973                   $ 11,134
                            $ 11,230                   $ 11,419
                            $ 11,331                   $ 11,550
                            $ 11,575                   $ 11,817
        12/01               $ 11,574                   $ 11,828
                            $ 11,632                   $ 11,890
                            $ 11,966                   $ 12,264
                            $ 12,215                   $ 12,562
        12/02               $ 12,293                   $ 12,666
                            $ 12,399                   $ 12,775
                            $ 12,523                   $ 12,922
                            $ 12,609                   $ 13,045
        12/03               $ 12,583                   $ 13,048
                            $ 12,657                   $ 13,178
                            $ 12,482                   $ 12,994
                            $ 12,690                   $ 13,261
        12/04               $ 12,718                   $ 13,317
                            $ 12,629                   $ 13,213
                            $ 12,780                   $ 13,400
                            $ 12,778                   $ 13,411
        12/05               $ 12,820                   $ 13,452
                            $ 12,818                   $ 13,471
                            $ 12,848                   $ 13,511
                            $ 13,087                   $ 13,793
        12/06               $ 13,161                   $ 13,883
                            $ 13,258                   $ 14,013
                            $ 13,269                   $ 14,027
                            $ 13,493                   $ 14,318
        12/07               $ 13,676                   $ 14,570
                            $ 13,888                   $ 14,862
                            $ 13,810                   $ 14,801
      7/31/08               $ 13,918                   $ 14,977

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

--------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(1) The Fund's performance is measured against the Lehman Brothers 1-5 Year Municipal Bond Index. The Lehman Brothers 1-5 Year Municipal Bond Index is representative of short term municipal bonds with a maturity between one and six years.

      The Lehman Brothers 1-5 Year Municipal Bond Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value- added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

(2) The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2008.

                       This page intentionally left blank.

                                                                Small Cap Growth
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (97.2%)
Aerospace & Defense (1.2%)
Heico Corp. (a)                                           27,677   $    963,713
                                                                   ------------
Biotechnology (1.8%)
BioMarin Pharmaceuticals, Inc. * (a)                      43,054      1,401,408
                                                                   ------------
Capital Markets (2.9%)
BGC Partners, Inc., Class A * (a)                        129,453        919,116
Waddell & Reed Financial, Inc.,
   Class A (a)                                            40,154      1,341,144
                                                                   ------------
                                                                      2,260,260
                                                                   ------------
Chemicals (1.2%)
Innophos Holdings, Inc. (a)                               33,564        985,775
                                                                   ------------
Commercial Services & Supplies (5.1%)
CoStar Group, Inc. * (a)                                  24,163      1,205,492
Geo Group, Inc. (The) * (a)                               45,162      1,085,694
Huron Consulting Group, Inc. * (a)                        17,134        893,709
Mobile Mini, Inc. * (a)                                   40,242        804,035
                                                                   ------------
                                                                      3,988,930
                                                                   ------------
Communications Equipment (3.2%)
Nice Systems, Ltd. ADR *                                  41,560      1,228,514
Polycom, Inc. * (a)                                       53,597      1,264,889
                                                                   ------------
                                                                      2,493,403
                                                                   ------------
Construction Materials (1.2%)
Texas Industries, Inc. (a)                                18,539        958,466
                                                                   ------------
Consumer Finance (2.8%)
Cardronics, Inc. * (a)                                   118,968      1,023,125
Cash America International, Inc. (a)                      28,468      1,200,211
                                                                   ------------
                                                                      2,223,336
                                                                   ------------
Distributors (3.6%)
DXP Enterprises, Inc. * (a)                               31,016      1,483,805
LKQ Corp. * (a)                                           65,195      1,336,498
                                                                   ------------
                                                                      2,820,303
                                                                   ------------
Diversified Consumer Services (1.9%)
American Public Education, Inc. * (a)                     32,569      1,479,610
                                                                   ------------
Diversified Financial Services (0.5%)
NewStar Financial, Inc. * (a)                             72,400        397,476
                                                                   ------------
Diversified Telecommunication Services (1.2%)
TW Telecom, Inc. * (a)                                    56,848        908,431
                                                                   ------------
Electrical Components & Equipment (7.7%)
AZZ, Inc. * (a)                                           39,275      1,797,617
Belden, Inc. (a)                                          30,401      1,122,405
Energy Conversion Devices, Inc. *                         19,769      1,382,446
GT Solar International, Inc. * (a)                        51,236        628,153
Polypore International, Inc. * (a)                        42,614      1,114,356
                                                                   ------------
                                                                      6,044,977
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Electronic Equipment & Instruments (2.0%)
IPG Photonics Corp. * (a)                                 30,401   $    539,922
Itron, Inc. *                                             10,983      1,014,060
                                                                   ------------
                                                                      1,553,982
                                                                   ------------
Energy Equipment & Service (6.9%)
Complete Production Services,
   Inc. * (a)                                             50,522      1,608,620
Core Laboratories NV (a)                                   9,226      1,195,782
T-3 Energy Services, Inc. * (a)                           21,087      1,445,936
Willbros Group, Inc. *                                    30,753      1,155,698
                                                                   ------------
                                                                      5,406,036
                                                                   ------------
Healthcare Equipment & Supplies (3.4%)
Masimo Corp. * (a)                                        29,374      1,109,456
NuVasive, Inc. * (a)                                      28,644      1,608,933
                                                                   ------------
                                                                      2,718,389
                                                                   ------------
Healthcare Providers & Services (11.0%)
Emergency Medical Services Corp.,
   Class A * (a)                                          50,858      1,374,183
Genoptix, Inc. *                                          33,200        967,780
HMS Holdings Corp. * (a)                                  55,794      1,388,155
inVentiv Health, Inc. * (a)                               41,033        991,357
MWI Veterinary Supply, Inc. * (a)                         34,047      1,193,007
Providence Service Corp. (The) * (a)                      48,589        529,620
Psychiatric Solutions, Inc. * (a)                         34,794      1,218,486
Sun Healthcare Group, Inc. * (a)                          67,335        962,217
                                                                   ------------
                                                                      8,624,805
                                                                   ------------
Healthcare Technology (1.6%)
Phase Forward, Inc. * (a)                                 69,255      1,274,292
                                                                   ------------
Hotels Restaurants & Leisure (1.9%)
Bally Technologies, Inc. * (a)                            21,703        689,938
Jack in the Box, Inc. * (a)                               36,024        777,398
                                                                   ------------
                                                                      1,467,336
                                                                   ------------
Internet Software & Services (2.4%)
comScore, Inc. * (a)                                      50,083        955,584
Vocus, Inc. * (a)                                         28,644      1,019,440
                                                                   ------------
                                                                      1,975,024
                                                                   ------------
IT Services (1.4%)
Cybersource Corp. * (a)                                   60,626      1,076,112
                                                                   ------------
Life Sciences Tools & Services (2.5%)
Icon PLC ADR *                                            17,485      1,404,745
Varian, Inc. *                                            12,219        603,618
                                                                   ------------
                                                                      2,008,363
                                                                   ------------
Machinery (1.8%)
Titan Machinery, Inc. * (a)                               52,587      1,441,936
                                                                   ------------
Marine (1.1%)
Ultrapetrol Bahamas, Ltd. * (a)                           76,618        853,525
                                                                   ------------

                                    Continued

Small Cap Growth
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Media (2.9%)
Dolan Media Co. * (a)                                     49,123   $  1,036,986
RRSat Global Communications
   Network, Ltd.                                          89,007      1,245,208
                                                                   ------------
                                                                      2,282,194
                                                                   ------------
Oil & Gas (2.7%)
Carrizo Oil & Gas, Inc. *                                 17,573        884,625
Penn Virginia Corp. (a)                                   21,087      1,281,035
                                                                   ------------
                                                                      2,165,660
                                                                   ------------
Real Estate Investment Trusts (1.9%)
Digital Realty Trust, Inc. (a)                            34,794      1,493,011
                                                                   ------------
Semiconductors & Semiconductor
   Equipment (4.3%)
Atheros Communications, Inc. * (a)                        40,681      1,261,111
AuthenTec, Inc. * (a)                                     39,748        303,675
Diodes, Inc. * (a)                                        39,100      1,015,427
Hittite Microwave Corp. * (a)                             24,694        788,232
                                                                   ------------
                                                                      3,368,445
                                                                   ------------
Software (6.6%)
Concur Technologies, Inc. * (a)                           31,340      1,291,835
Micros Systems, Inc. * (a)                                41,472      1,313,833
Nuance Communications, Inc. *                             73,982      1,148,201
PROS Holdings, Inc. * (a)                                 84,845        887,479
Ultimate Software Group, Inc. * (a)                       20,681        542,462
                                                                   ------------
                                                                      5,183,810
                                                                   ------------
Specialty Retail (2.3%)
Aeropostale, Inc. * (a)                                   35,761      1,153,292
J Crew Group, Inc. * (a)                                  22,230        639,335
                                                                   ------------
                                                                      1,792,627
                                                                   ------------
Textiles Apparel & Luxury Goods (4.4%)
Deckers Outdoor Corp. * (a)                                6,502        734,791
Iconix Brand Group, Inc. * (a)                            77,452        929,424
Skechers U.S.A., Inc., Class A * (a)                      41,560        785,484
Warnaco Group, Inc. * (a)                                 24,470      1,026,516
                                                                   ------------
                                                                      3,476,215
                                                                   ------------
Transportation (1.8%)
Aegean Marine Petroleum Network,
   Inc. (a)                                               38,309      1,386,786
                                                                   ------------

Total Common Stocks                                                  76,474,636
                                                                   ------------
Investment Companies (28.2%)
State Street Navigator Securities
   Lending Portfolio (c)                              22,191,345     22,191,345
                                                                   ------------

Total Investment Companies                                           22,191,345
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Investments in Affiliates (2.4%)
Fifth Third Institutional Money
   Market Fund (b)                                     1,920,211   $  1,920,211
                                                                   ------------

Total Investments in Affiliates                                       1,920,211
                                                                   ------------

Total Investments (Cost $94,035,636) - 127.8%                       100,586,192

Liabilities in excess of other assets - (27.8)%                     (21,893,234)
                                                                   ------------

NET ASSETS - 100.0%                                                $ 78,692,958
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   All or part of this security was on loan.

(b)   Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

The following abbreviation is used in the Schedule of Investments:
ADR - American Depositary Receipt

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                  Mid Cap Growth
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (98.4%)
Aerospace & Defense (3.8%)
BE Aerospace, Inc. * (a)                                 127,645   $  3,277,924
Precision Castparts Corp.                                 43,537      4,067,662
Spirit Aerosystems Holdings, Inc.,
   Class A * (a)                                          70,598      1,529,153
                                                                   ------------
                                                                      8,874,739
                                                                   ------------
Auto Components (1.5%)
Wabco Holding, Inc. (a)                                   80,078      3,616,322
                                                                   ------------
Biotechnology (1.2%)
BioMarin Pharmaceuticals, Inc. * (a)                      85,371      2,778,826
                                                                   ------------
Capital Markets (3.7%)
T Rowe Price Group, Inc. (a)                              72,991      4,368,511
Waddell & Reed Financial, Inc.,
   Class A                                               127,021      4,242,501
                                                                   ------------
                                                                      8,611,012
                                                                   ------------
Chemicals (3.8%)
CF Industries Holdings, Inc. (a)                          29,454      4,814,551
FMC Corp. (a)                                             56,515      4,203,021
                                                                   ------------
                                                                      9,017,572
                                                                   ------------
Commercial Services & Supplies (5.5%)
Corrections Corp. of America * (a)                       170,742      4,785,898
Manpower, Inc. (a)                                        56,515      2,712,720
Stericycle, Inc. * (a)                                    91,860      5,488,635
                                                                   ------------
                                                                     12,987,253
                                                                   ------------
Communications Equipment (1.9%)
CommScope, Inc. * (a)                                     50,072      2,232,711
Juniper Networks, Inc. * (a)                              84,404      2,197,036
                                                                   ------------
                                                                      4,429,747
                                                                   ------------
Computers & Peripherals (1.2%)
Logitech International SA *                               44,181      1,158,868
NetApp, Inc. *                                            68,297      1,744,988
                                                                   ------------
                                                                      2,903,856
                                                                   ------------
Containers & Packaging (1.4%)
Owens-Illinois, Inc. *                                    76,489      3,230,895
                                                                   ------------
Distributors (1.6%)
LKQ Corp. * (a)                                          187,309      3,839,834
                                                                   ------------
Diversified Consumer Services (1.9%)
Apollo Group, Inc., Class A *                             69,401      4,322,988
                                                                   ------------
Diversified Financial Services (0.8%)
IntercontinentalExchange, Inc. * (a)                      18,869      1,883,126
                                                                   ------------
Electric Utilities (1.4%)
PPL Corp. (a)                                             70,598      3,315,282
                                                                   ------------
Electrical Components & Equipment (1.2%)
General Cable Corp. * (a)                                 48,323      2,784,854
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Electronic Equipment & Instruments (3.8%)
Flir Systems, Inc. * (a)                                  44,534   $  1,814,315
Itron, Inc. *                                             19,421      1,793,141
Mettler Toledo International, Inc. *                      50,072      5,383,241
                                                                   ------------
                                                                      8,990,697
                                                                   ------------
Energy Equipment & Service (8.1%)
Core Laboratories NV (a)                                  20,618      2,672,299
Exterran Holdings, Inc. * (a)                             76,489      4,317,039
Noble Corp.                                               58,908      3,055,558
Oceaneering International, Inc. * (a)                     70,598      4,281,063
Superior Energy Services, Inc. * (a)                      95,910      4,549,011
Transocean, Inc. *                                             1            136
                                                                   ------------
                                                                     18,875,106
                                                                   ------------
Healthcare Equipment & Supplies (5.0%)
Dentsply International, Inc.                             107,139      4,312,345
Gen-Probe, Inc. * (a)                                     48,301      2,575,409
Hologic, Inc. * (a)                                      110,637      2,043,465
Varian Medical Systems, Inc. * (a)                        47,127      2,827,620
                                                                   ------------
                                                                     11,758,839
                                                                   ------------
Healthcare Providers & Services (2.0%)
Express Scripts, Inc. *                                   65,351      4,609,860
                                                                   ------------
Hotels Restaurants & Leisure (2.9%)
Burger King Holdings, Inc. (a)                           173,687      4,660,022
International Game Technology (a)                         96,554      2,096,187
                                                                   ------------
                                                                      6,756,209
                                                                   ------------
Household Durables (1.7%)
Snap-On, Inc. (a)                                         72,255      4,067,234
                                                                   ------------
Industrial Conglomerates (1.9%)
McDermott International, Inc. *                           94,161      4,488,655
                                                                   ------------
Insurance (1.5%)
ProAssurance Corp. * (a)                                  70,045      3,428,002
                                                                   ------------
Internet Software & Services (0.7%)
Akamai Technologies, Inc. * (a)                           67,085      1,565,764
                                                                   ------------
IT Services (1.0%)
Cognizant Technology Solutions
   Corp., Class A *                                       40,039      1,123,895
Paychex, Inc. (a)                                         38,843      1,278,712
                                                                   ------------
                                                                      2,402,607
                                                                   ------------
Life Sciences Tools & Services (3.3%)
PerkinElmer, Inc. (a)                                    161,261      4,692,695
Pharmaceutical Product
   Development, Inc.                                      77,133      2,941,853
                                                                   ------------
                                                                      7,634,548
                                                                   ------------
Machinery (5.5%)
IDEX Corp. (a)                                            99,684      3,771,046
ITT Corp. (a)                                             58,264      3,901,357
Joy Global, Inc.                                          72,439      5,231,545
                                                                   ------------
                                                                     12,903,948
                                                                   ------------

                                    Continued

Mid Cap Growth
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Metals/Mining (1.5%)
Cleveland-Cliffs, Inc.                                    33,136   $  3,592,274
                                                                   ------------
Oil & Gas (3.3%)
Range Resources Corp.                                     71,334      3,463,979
Ultra Petroleum Corp. *                                   60,657      4,329,697
                                                                   ------------
                                                                      7,793,676
                                                                   ------------
Personal Products (2.0%)
Herbalife, Ltd. (a)                                      107,139      4,627,333
                                                                   ------------
Real Estate Investment Trusts (0.8%)
CapitalSource, Inc. (a)                                  154,266      1,792,571
                                                                   ------------
Semiconductors & Semiconductor
   Equipment (4.6%)
Broadcom Corp., Class A * (a)                             75,476      1,833,312
Kla-Tencor Corp. (a)                                      60,565      2,276,638
Linear Technology Corp. (a)                               74,556      2,314,964
MEMC Electronic Materials, Inc. *                         16,625        768,241
Xilinx, Inc. (a)                                         141,288      3,508,181
                                                                   ------------
                                                                     10,701,336
                                                                   ------------
Software (7.9%)
Activision Blizzard, Inc. *                              135,377      4,870,865
Ansys, Inc. * (a)                                         47,127      2,162,187
Electronic Arts, Inc. *                                   59,641      2,575,298
Intuit, Inc. * (a)                                       134,200      3,667,686
Nuance Communications, Inc. * (a)                        188,414      2,924,185
Salesforce.com, Inc. * (a)                                34,701      2,213,577
                                                                   ------------
                                                                     18,413,798
                                                                   ------------
Specialty Retail (5.2%)
GameStop Corp., Class A * (a)                             74,556      3,020,264
Guess ?, Inc. (a)                                         91,860      2,909,206
J Crew Group, Inc. * (a)                                  67,652      1,945,672
Urban Outfitters, Inc. * (a)                             131,899      4,353,986
                                                                   ------------
                                                                     12,229,128
                                                                   ------------
Textiles Apparel & Luxury Goods (1.2%)
Warnaco Group, Inc. * (a)                                 68,849      2,888,216
                                                                   ------------
Utilities (1.2%)
NRG Energy, Inc. * (a)                                    79,434      2,882,660
                                                                   ------------
Wireless Telecommunication
   Services (2.4%)
American Tower Corp., Class A *                          134,844      5,649,964
                                                                   ------------

Total Common Stocks                                                 230,648,731
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Investment Companies (27.1%)
State Street Navigator Securities
   Lending Portfolio (c)                              63,530,259   $ 63,530,259
                                                                   ------------

Total Investment Companies                                           63,530,259
                                                                   ------------
Investments in Affiliates (2.0%)
Fifth Third Institutional Money
   Market Fund (b)                                     4,690,601      4,690,601
                                                                   ------------

Total Investments in Affiliates                                       4,690,601
                                                                   ------------

Total Investments (Cost $287,739,620) - 127.5%                      298,869,591

Liabilities in excess of other assets - (27.5)%                     (64,516,447)
                                                                   ------------

NET ASSETS - 100.0%                                                $234,353,144
                                                                   ============
Notes to Schedule of Investments

*     Non-income producing security.

(a)   All or part of this security was on loan.

(b)   Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                  Quality Growth
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (96.6%)
Aerospace & Defense (1.1%)
United Technologies Corp.                                 80,527   $  5,152,117
                                                                   ------------
Auto Components (1.0%)
Johnson Controls, Inc.                                   161,055      4,857,419
                                                                   ------------
Biotechnology (2.1%)
Gilead Sciences, Inc. *                                  189,476     10,227,914
                                                                   ------------
Capital Markets (5.7%)
BlackRock, Inc. (c)                                       33,158      7,185,670
Northern Trust Corp. (c)                                 142,107     11,108,504
T Rowe Price Group, Inc. (c)                             146,844      8,788,614
                                                                   ------------
                                                                     27,082,788
                                                                   ------------
Chemicals (4.3%)
Monsanto Co.                                              85,264     10,155,795
Praxair, Inc. (c)                                        108,949     10,211,790
                                                                   ------------
                                                                     20,367,585
                                                                   ------------
Commercial Services & Supplies (1.8%)
Stericycle, Inc. *                                       142,107      8,490,893
                                                                   ------------
Communications Equipment (5.3%)
Cisco Systems, Inc. *                                    435,796      9,583,154
Qualcomm, Inc.                                           180,003      9,961,366
Research In Motion, Ltd. *                                46,000      5,649,720
                                                                   ------------
                                                                     25,194,240
                                                                   ------------
Computers & Peripherals (6.6%)
Apple, Inc. *                                             58,738      9,336,405
EMC Corp. *                                              236,845      3,555,044
Hewlett-Packard Co.                                      142,107      6,366,394
International Business Machines
   Corp. (c)                                              97,580     12,488,288
                                                                   ------------
                                                                     31,746,131
                                                                   ------------
Construction & Engineering (1.6%)
Fluor Corp.                                               90,949      7,398,701
                                                                   ------------
Diversified Financial Services (1.0%)
JPMorgan Chase & Co.                                     123,160      5,003,991
                                                                   ------------
Electric Utilities (1.4%)
FPL Group, Inc. (c)                                      104,212      6,724,800
                                                                   ------------
Electrical Components & Equipment (2.6%)
Emerson Electric Co.                                     161,055      7,843,379
Roper Industries, Inc. (c)                                75,791      4,636,893
                                                                   ------------
                                                                     12,480,272
                                                                   ------------
Energy Equipment & Service (4.6%)
Nabors Industries, Ltd. * (c)                            198,950      7,253,717
Transocean, Inc. *                                        59,685      8,118,951
Weatherford International, Ltd. *                        180,003      6,791,513
                                                                   ------------
                                                                     22,164,181
                                                                   ------------
Food & Staples Retailing (1.3%)
Kroger Co. (The)                                         227,372      6,430,080
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Food Products (3.6%)
HJ Heinz Co.                                             142,107   $  7,159,351
Kellogg Co.                                              189,476     10,053,596
                                                                   ------------
                                                                     17,212,947
                                                                   ------------
Healthcare Equipment & Supplies (5.5%)
Alcon, Inc.                                               18,687      3,222,200
Baxter International, Inc.                               150,000     10,291,500
Becton Dickinson & Co.                                    61,580      5,228,758
St Jude Medical, Inc. * (c)                              165,792      7,722,591
                                                                   ------------
                                                                     26,465,049
                                                                   ------------
Hotels Restaurants & Leisure (3.8%)
Burger King Holdings, Inc.                               274,741      7,371,301
McDonald's Corp.                                         180,003     10,762,379
                                                                   ------------
                                                                     18,133,680
                                                                   ------------
Household Products (2.5%)
Colgate-Palmolive Co.                                     71,054      5,277,181
Procter & Gamble Co.                                      99,475      6,513,623
                                                                   ------------
                                                                     11,790,804
                                                                   ------------
Insurance (1.0%)
Aflac, Inc. (c)                                           85,264      4,741,531
                                                                   ------------
Internet Software & Services (1.8%)
Google, Inc., Class A *                                   18,000      8,527,500
                                                                   ------------
IT Services (0.9%)
Mastercard, Inc., Class A                                 17,053      4,163,490
                                                                   ------------
Leisure Equipment & Products (1.3%)
Hasbro, Inc.                                             161,055      6,236,050
                                                                   ------------
Life Sciences Tools & Services (3.2%)
Illumina, Inc. * (c)                                      65,000      6,060,600
Thermo Fisher Scientific, Inc. *                         151,581      9,173,682
                                                                   ------------
                                                                     15,234,282
                                                                   ------------
Machinery (5.9%)
Caterpillar, Inc. (c)                                     90,001      6,256,870
Danaher Corp. (c)                                        104,212      8,300,486
Flowserve Corp.                                           58,738      7,832,125
Illinois Tool Works, Inc.                                127,897      5,991,974
                                                                   ------------
                                                                     28,381,455
                                                                   ------------
Medical-Biomedical/Genetics (1.0%)
Alexion Pharmaceuticals, Inc. *                           50,000      4,687,500
                                                                   ------------
Metals & Mining (2.5%)
Freeport-McMoRan Copper &
   Gold, Inc. (c)                                         61,580      5,957,865
United States Steel Corp.                                 37,895      6,076,842
                                                                   ------------
                                                                     12,034,707
                                                                   ------------
Multi-Utilities (1.3%)
MDU Resources Group, Inc.                                189,476      6,046,179
                                                                   ------------

                                    Continued

Quality Growth
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Oil & Gas (4.4%)
Chevron Corp.                                             75,791   $  6,408,887
Consol Energy, Inc.                                       83,370      6,201,894
Devon Energy Corp.                                        85,264      8,090,701
Occidental Petroleum Corp.                                 3,790        298,766
                                                                   ------------
                                                                     21,000,248
                                                                   ------------
Pharmaceuticals (3.9%)
Abbott Laboratories                                      156,318      8,806,956
Johnson & Johnson                                        142,107      9,730,066
                                                                   ------------
                                                                     18,537,022
                                                                   ------------
Road & Rail (1.6%)
Union Pacific Corp.                                       94,738      7,810,201
                                                                   ------------
Semiconductors & Semiconductor
   Equipment (1.6%)
Intel Corp.                                              350,531      7,778,283
                                                                   ------------
Software (7.0%)
Activision Blizzard, Inc. *                              274,741      9,885,181
Microsoft Corp.                                          540,008     13,889,006
Oracle Corp. *                                           450,006      9,688,629
                                                                   ------------
                                                                     33,462,816
                                                                   ------------
Specialty Retail (2.4%)
Best Buy Co., Inc. (c)                                    75,791      3,010,418
GameStop Corp., Class A * (c)                             56,843      2,302,710
Urban Outfitters, Inc. * (c)                             189,476      6,254,603
                                                                   ------------
                                                                     11,567,731
                                                                   ------------
Textiles Apparel & Luxury Goods (1.0%)
Nike, Inc., Class B                                       85,264      5,003,292
                                                                   ------------

Total Common Stocks                                                 462,135,879
                                                                   ------------
Investment Companies (7.4%)
State Street Navigator Securities
   Lending Portfolio (f)                              35,511,535     35,511,535
                                                                   ------------

Total Investment Companies                                           35,511,535
                                                                   ------------

                                                     Principal
                                                      Amount
                                                    ------------
Asset-Backed Securities (0.1%)
Home Equity Other (0.1%)
GMAC Mortgage Corp. Loan Trust,
   Series 2004-HE5, Class A4, 4.34%,
   9/25/34 (a)                                      $    254,971        247,360
                                                                   ------------
Manufactured Housing ABS Other (0.0%)
Green Tree Financial Corp., Series
   1995-4, Class M1, 7.60%, 6/15/25 (a)                  189,919        192,491
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Asset-Backed Securities, continued
Other ABS (0.0%)
Aerco, Ltd., Series 2A, Class A3,
   2.92%, 7/15/25 (a) (b) (e)                       $     82,691   $     63,672
                                                                   ------------

Total Asset-Backed Securities                                           503,523
                                                                   ------------
Corporate Bonds (0.0%)
Commercial Banks-Central U.S. (0.0%)
Bank One Capital III, 8.75%, 9/1/30                      165,792        174,902
                                                                   ------------

Total Corporate Bonds                                                   174,902
                                                                   ------------
Mortgage-Backed Securities (1.1%)
WL Collateral CMO Other (1.0%)
American Home Mortgage Investment
   Trust, Series 2005-2, Class 5A4D,
   5.33%, 9/25/35                                      1,421,073      1,192,231
Banc of America Funding Corp.,
   Series 2006-G, Class 3A2, 5.75%,
   7/20/36 (a)                                         1,501,600      1,243,391
Bear Stearns Adjustable Rate
   Mortgage Trust, Series 2005-12,
   Class 13A1, 5.45%, 2/25/36 (a)                        756,031        663,540
Chaseflex Trust, Series 2006-1,
   Class A2A, 5.94%, 6/25/36 (a)                         378,953        362,888
Indymac Index Mortgage Loan Trust,
   Series 2005-AR9, Class 1A1, 5.05%,
   7/25/35 (a)                                           150,456        120,973
JP Morgan Mortgage Trust, Series
   2005-A1, Class 2A1, 4.85%,
   2/25/35 (a)                                           297,665        273,138
Morgan Stanley Mortgage Loan Trust,
   Series 2004-4, Class 3A, 5.00%,
   8/25/19                                               568,749        555,774
WaMu Mortgage Pass Through
   Certificates, Series 2004-AR3,
   Class A2, 4.24%, 6/25/34 (a)                          287,202        258,738
                                                                   ------------
                                                                      4,670,673
                                                                   ------------
WL Collateral CMO Sequential (0.1%)
Countrywide Alternative Loan Trust,
   Series 2005-J3, Class 3A1, 6.50%,
   9/25/34                                               169,056        155,943
Countrywide Alternative Loan Trust,
   Series 2005-74T1, Class A1, 6.00%,
   1/25/36                                               316,353        238,649
                                                                   ------------
                                                                        394,592
                                                                   ------------
WL Collateral Support (0.0%)
Bear Stearns Alt-A Trust, Series
   2005-9, Class 21A2, 5.71%,
   11/25/35 (a)                                          128,708         67,347
                                                                   ------------

Total Mortgage-Backed Securities                                      5,132,612
                                                                   ------------

                                    Continued

Quality Growth
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
U.S. Government Agencies (0.1%)
Fannie Mae (0.1%)
6.00%, 8/25/33 (a)                                  $    334,597   $    309,875
5.50%, 4/25/37                                           239,595        211,395
                                                                   ------------
                                                                        521,270
                                                                   ------------
Freddie Mac (0.0%)
5.50%, 3/15/35                                           222,635        215,843
                                                                   ------------
Government National Mortgage
   Association (0.0%)
0.55%, 4/16/46, , IO (a) (b) (e)                       3,163,528        105,042
                                                                   ------------

Total U.S. Government Agencies                                          842,155
                                                                   ------------
                                                       Shares
                                                    ------------
Investments in Affiliates (3.9%)
Fifth Third Institutional Money
   Market Fund (d)                                    18,534,723     18,534,723
                                                                   ------------

Total Investments in Affiliates                                      18,534,723
                                                                   ------------

Total Investments (Cost $447,741,256) - 109.2%                      522,835,329

Liabilities in excess of other assets - (9.2)%                      (44,235,638)
                                                                   ------------

NET ASSETS - 100.0%                                                $478,599,691
                                                                   ============
Notes to Schedule of Investments

*     Non-income producing security.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   All or part of this security was on loan.

(d)   Investment is in Institutional Shares of underlying fund.

(e) The Fund's securities were fair valued at July 31, 2008 using procedures approved by the Board of Trustees.

(f) Represents investments of cash collateral received in connection with securities lending.

The following abbreviations are used in the Schedule of Investments:

ABS - Asset-Backed Security
CMO - Collateralized Mortgage Obligation
IO - Interest Only
WL - Whole Loan

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                 Dividend Growth
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (99.5%)
Aerospace & Defense (5.1%)
General Dynamics Corp. (a)                                 5,052   $    450,335
United Technologies Corp.                                  9,046        578,763
                                                                   ------------
                                                                      1,029,098
                                                                   ------------
Air Freight & Logistics (0.8%)
CH Robinson Worldwide, Inc. (a)                            3,552        171,206
                                                                   ------------
Auto Components (1.2%)
BorgWarner, Inc. (a)                                       5,882        237,162
                                                                   ------------
Beverages (4.9%)
Coca-Cola Co. (The) (a)                                    4,508        232,162
Diageo PLC ADR                                             4,595        323,395
Hansen National Corp. * (a)                                3,025         69,151
PepsiCo, Inc.                                              5,476        364,483
                                                                   ------------
                                                                        989,191
                                                                   ------------
Biotechnology (3.1%)
Celgene Corp. * (a)                                        4,841        365,447
Genentech, Inc. * (a)                                      2,783        265,081
                                                                   ------------
                                                                        630,528
                                                                   ------------
Capital Markets (4.6%)
Charles Schwab Corp. (The) (a)                            11,921        272,872
Franklin Resources, Inc. (a)                               2,095        210,778
Northern Trust Corp. (a)                                   3,328        260,150
State Street Corp.                                         2,391        171,291
                                                                   ------------
                                                                        915,091
                                                                   ------------
Chemicals (2.8%)
Ecolab, Inc. (a)                                           5,597        250,186
Praxair, Inc. (a)                                          3,325        311,652
                                                                   ------------
                                                                        561,838
                                                                   ------------
Commercial Banks (5.6%)
PNC Financial Services Group, Inc. (a)                     2,569        183,144
US Bancorp (a)                                            16,613        508,524
Wells Fargo & Co. (a)                                     14,522        439,581
                                                                   ------------
                                                                      1,131,249
                                                                   ------------
Communications Equipment (3.8%)
Qualcomm, Inc.                                             8,492        469,947
Research In Motion, Ltd. * (a)                             2,391        293,663
                                                                   ------------
                                                                        763,610
                                                                   ------------
Computers & Peripherals (3.0%)
Apple, Inc. *                                              2,109        335,225
Hewlett-Packard Co. (a)                                    5,840        261,632
                                                                   ------------
                                                                        596,857
                                                                   ------------
Diversified Financial Services (3.3%)
Bank of America Corp. (a)                                  8,187        269,352
Citigroup, Inc. (a)                                        6,203        115,934
JPMorgan Chase & Co.                                       7,050        286,442
                                                                   ------------
                                                                        671,728
                                                                   ------------

                                    Continued

Dividend Growth
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Electrical Components & Equipment (3.9%)
Emerson Electric Co.                                      11,860   $    577,582
Roper Industries, Inc. (a)                                 3,298        201,772
                                                                   ------------
                                                                        779,354
                                                                   ------------
Energy Equipment & Service (1.9%)
Schlumberger, Ltd.                                         3,782        384,251
                                                                   ------------
Food & Staples Retailing (4.0%)
Costco Wholesale Corp. (a)                                 3,237        202,896
CVS Caremark Corp.                                         7,993        291,743
Wal-Mart Stores, Inc. (a)                                  5,095        298,669
                                                                   ------------
                                                                        793,308
                                                                   ------------
Food Products (1.1%)
Kellogg Co.                                                4,145        219,934
                                                                   ------------
Healthcare Equipment & Supplies (7.0%)
Becton Dickinson & Co.                                     5,446        462,420
Dentsply International, Inc. (a)                           9,388        377,867
Medtronic, Inc.                                            3,688        194,837
Stryker Corp. (a)                                          5,627        361,197
                                                                   ------------
                                                                      1,396,321
                                                                   ------------
Healthcare Providers & Services (1.0%)
Aetna, Inc.                                                4,992        204,722
                                                                   ------------
Hotels Restaurants & Leisure (2.3%)
Carnival Corp. (a)                                         4,089        151,048
McDonald's Corp. (a)                                       5,294        316,528
                                                                   ------------
                                                                        467,576
                                                                   ------------
Household Products (2.5%)
Procter & Gamble Co.                                       7,543        493,916
                                                                   ------------
Industrial Conglomerates (1.6%)
General Electric Co.                                      11,618        328,673
                                                                   ------------
Insurance (3.3%)
MetLife, Inc.                                              7,231        367,118
Prudential Financial, Inc. (a)                             4,205        290,019
                                                                   ------------
                                                                        657,137
                                                                   ------------
IT Services (0.9%)
Fiserv, Inc. * (a)                                         3,963        189,511
                                                                   ------------
Media (1.5%)
Comcast Corp., Class A (a)                                14,626        301,588
                                                                   ------------
Metals & Mining (1.2%)
Freeport-McMoRan Copper & Gold, Inc. (a)                   2,514        243,230
                                                                   ------------
Multiline Retail (0.9%)
Kohl's Corp. * (a)                                         4,356        182,560
                                                                   ------------

                                    Continued

                                                       Shares         Value
                                                    ------------   ------------
Common Stocks, continued
Oil & Gas (9.6%)
Apache Corp. (a)                                           2,178   $    244,306
Chevron Corp. (a)                                          4,266        360,733
Exxon Mobil Corp.                                         10,286        827,303
Marathon Oil Corp.                                         4,236        209,555
XTO Energy, Inc. (a)                                       5,854        276,485
                                                                   ------------
                                                                      1,918,382
                                                                   ------------
Pharmaceuticals (4.7%)
Abbott Laboratories                                        5,759        324,462
Allergan, Inc. (a)                                         5,385        279,643
Johnson & Johnson (a)                                      4,870        333,449
                                                                   ------------
                                                                        937,554
                                                                   ------------
Road & Rail (1.0%)
Canadian Pacific Railway, Ltd.                             3,176        199,485
                                                                   ------------
Semiconductors & Semiconductor Equipment (5.9%)
Intel Corp. (a)                                           15,581        345,742
Intersil Corp., Class A (a)                               11,406        275,227
Microchip Technology, Inc. (a)                            10,246        327,155
Xilinx, Inc. (a)                                           9,525        236,506
                                                                   ------------
                                                                      1,184,630
                                                                   ------------
Software (1.6%)
Oracle Corp. *                                            14,581        313,929
                                                                   ------------
Textiles Apparel & Luxury Goods (3.4%)
Nike, Inc., Class B (a)                                    5,022        294,691
VF Corp. (a)                                               5,484        392,545
                                                                   ------------
                                                                        687,236
                                                                   ------------
Tobacco (2.0%)
Philip Morris International, Inc.                          7,731        399,306
                                                                   ------------

Total Common Stocks                                                  19,980,161
                                                                   ------------
Investment Companies (26.6%)
State Street Navigator Securities
   Lending Portfolio (c)                               5,344,714      5,344,714
                                                                   ------------

Total Investment Companies                                            5,344,714
                                                                   ------------
Investments in Affiliates (0.5%)
Fifth Third Institutional Money
   Market Fund (b)                                        93,723         93,723
                                                                   ------------

Total Investments in Affiliates                                          93,723
                                                                   ------------

                                    Continued

Dividend Growth
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                                      Value
                                                                   ------------
Total Investments (Cost $24,154,481) - 126.6%                      $ 25,418,598

Liabilities in excess of other assets - (26.6)%                      (5,335,998)
                                                                   ------------

NET ASSETS - 100.0%                                                $ 20,082,600
                                                                   ============
Notes to Schedule of Investments

*     Non-income producing security.

(a)   All or part of this security was on loan.

(b)   Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

The following abbreviation is used in the Schedule of Investments:

ADR - American Depositary Receipt

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                 Micro Cap Value
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (94.9%)
Aerospace & Defense (2.1%)
Ducommun, Inc. * (a)                                      14,390   $    394,430
LMI Aerospace, Inc. * (a)                                 22,253        411,013
                                                                   ------------
                                                                        805,443
                                                                   ------------
Biotechnology (1.1%)
Emergent Biosolutions, Inc. * (a)                         30,028        404,477
                                                                   ------------
Capital Markets (4.4%)
Gladstone Capital Corp. (a)                               22,261        367,529
MVC Capital, Inc.                                          9,286        130,747
Penson Worldwide, Inc. *                                  25,481        469,360
Sanders Morris Harris Group, Inc. (a)                     41,209        319,370
SWS Group, Inc. (a)                                       20,960        396,563
                                                                   ------------
                                                                      1,683,569
                                                                   ------------
Commercial Banks (10.9%)
Bank of Florida Corp. * (a)                               22,661        148,203
Center Bancorp, Inc.                                      33,062        317,726
Center Financial Corp. (a)                                30,260        332,860
First Merchants Corp. (a)                                 17,290        363,090
First State Bancorporation (a)                            41,512        211,711
MainSource Financial Group, Inc. (a)                      24,978        445,858
Northrim BanCorp, Inc. (a)                                15,100        240,392
Old Second Bancorp, Inc. (a)                              24,000        365,280
Pacific Continental Corp. (a)                             24,700        279,110
Renasant Corp. (a)                                        20,190        357,565
Rurban Financial Corp.                                    10,876        111,370
Simmons First National Corp., Class A (a)                 16,341        486,145
Southcoast Financial Corp. *                               9,572        114,481
Washington Trust Bancorp, Inc.                            15,065        359,752
                                                                   ------------
                                                                      4,133,543
                                                                   ------------
Commercial Services & Supplies (5.0%)
Barrett Business Services, Inc. (a)                       30,174        496,061
CBIZ, Inc. * (a)                                          41,655        341,154
ICT Group, Inc. * (a)                                     32,256        258,693
Schawk, Inc., Class A (a)                                 27,103        350,442
Spherion Corp.*                                           52,100        254,769
Standard Register Co. (The) (a)                           20,516        181,156
                                                                   ------------
                                                                      1,882,275
                                                                   ------------
Communications Equipment (2.1%)
Radyne Corp. *                                            30,795        353,835
Symmetricom, Inc. * (a)                                   94,520        456,532
                                                                   ------------
                                                                        810,367
                                                                   ------------
Computers & Peripherals (1.2%)
ActivIdentity Corp. * (a)                                 52,655        135,850
Dot Hill Systems Corp. *                                 116,576        307,761
                                                                   ------------
                                                                        443,611
                                                                   ------------

                                    Continued

Micro Cap Value
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares         Value
                                                    ------------   ------------
Common Stocks, continued
Construction Materials (1.1%)
Headwaters, Inc. * (a)                                    31,080   $    407,459
                                                                   ------------
Distributors (0.9%)
Audiovox Corp., Class A * (a)                             36,308        331,492
                                                                   ------------
Diversified Financial Services (1.2%)
NGP Capital Resources Co.(a)                              27,952        454,220
                                                                   ------------
Diversified Telecommunication Services (1.3%)
D&E Communications, Inc. (a)                              19,422        173,050
Iowa Telecommunications Services, Inc. (a)                17,600        326,304
                                                                   ------------
                                                                        499,354
                                                                   ------------
Electronic Equipment & Instruments (6.5%)
Agilysys, Inc. (a)                                        29,864        358,368
CTS Corp. (a)                                             23,538        302,699
GSI Group, Inc. *                                         47,817        248,648
OSI Systems, Inc. * (a)                                   17,072        359,707
PAR Technology Corp. * (a)                                56,585        462,299
TTM Technologies, Inc. *                                  38,474        432,832
Zygo Corp. * (a)                                          27,942        302,053
                                                                   ------------
                                                                      2,466,606
                                                                   ------------
Energy Equipment & Services (1.4%)
Mitcham Industries, Inc. * (a)                            18,400        282,992
Trico Marine Services, Inc. * (a)                          9,773        249,407
                                                                   ------------
                                                                        532,399
                                                                   ------------
Food & Staples Retailing (0.9%)
Nash Finch Co. (a)                                         8,420        332,337
                                                                   ------------
Food Products (3.1%)
B&G Foods, Inc., Class A (a)                              30,633        272,634
Monterey Gourmet Foods, Inc. * (a)                        61,076        101,386
Overhill Farms, Inc. *                                    73,628        705,356
Tasty Baking Co. (a)                                      22,479        104,752
                                                                   ------------
                                                                      1,184,128
                                                                   ------------
Gas-Distribution (0.8%)
Chesapeake Utilities Corp. (a)                            10,915        312,060
                                                                   ------------
Healthcare Equipment & Supplies (3.9%)
Datascope Corp. (a)                                        9,323        435,198
Greatbatch, Inc. * (a)                                    21,750        445,005
Medical Action Industries, Inc. * (a)                     34,983        347,731
National Dentex Corp. *                                   26,401        265,330
                                                                   ------------
                                                                      1,493,264
                                                                   ------------

                                    Continued

                                                       Shares         Value
                                                    ------------   ------------
Common Stocks, continued
Healthcare Providers & Services (2.7%)
American Dental Partners, Inc. * (a)                      21,614   $    220,679
Cross Country Healthcare, Inc. * (a)                      27,290        435,276
Res-Care, Inc. * (a)                                      20,120        369,403
                                                                   ------------
                                                                      1,025,358
                                                                   ------------
Hotels Restaurants & Leisure (3.1%)
Benihana, Inc. *                                           3,830         25,508
Benihana, Inc., Class A *                                 37,778        251,979
Bluegreen Corp. * (a)                                     52,770        609,494
Frisch's Restaurants, Inc.                                 6,646        139,765
Steak N Shake Co. (The) * (a)                             22,499        155,018
                                                                   ------------
                                                                      1,181,764
                                                                   ------------
Household Durables (0.5%)
La-Z-Boy, Inc. (a)                                        24,625        181,732
                                                                   ------------
Insurance (3.0%)
Amerisafe, Inc. *                                         20,141        365,962
Fpic Insurance Group, Inc. * (a)                           6,270        313,186
Procentury Corp.                                          10,433        171,623
SeaBright Insurance Holdings, Inc. * (a)                  25,072        288,328
                                                                   ------------
                                                                      1,139,099
                                                                   ------------
Internet Software & Services (0.6%)
Vignette Corp. * (a)                                      20,644        232,451
                                                                   ------------
IT Services (3.0%)
Ciber, Inc. *(a)                                          74,887        529,451
Ness Technologies, Inc. *(a)                              48,384        598,510
                                                                   ------------
                                                                      1,127,961
                                                                   ------------
Machinery (2.4%)
Flanders Corp. * (a)                                      69,774        438,878
NN, Inc. (a)                                              18,565        247,286
Trimas Corp. * (a)                                        30,900        211,047
                                                                   ------------
                                                                        897,211
                                                                   ------------
Marine (1.4%)
Stealthgas, Inc. (a)                                      36,193        542,895
                                                                   ------------
Multiline Retail (0.6%)
Tuesday Morning Corp. *                                   65,941        253,213
                                                                   ------------
Oil & Gas (1.9%)
Callon Petroleum Co. * (a)                                16,844        387,244
Gulfport Energy Corp. * (a)                               24,000        346,080
                                                                   ------------
                                                                        733,324
                                                                   ------------
Paper & Forest Products (0.9%)
Schweitzer-Mauduit International, Inc. (a)                18,473        343,783
                                                                   ------------

                                    Continued

                                                                 Micro Cap Value
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Real Estate Investment Trusts (3.6%)
Hersha Hospitality Trust, A Shares (a)                    77,981   $    553,665
MHI Hospitality Corp. (a)                                 35,120        183,326
Monmouth Real Estate Investment
   Corp., Class A (a)                                     40,943        295,199
U-Store-It Trust (a)                                      29,460        343,209
                                                                   ------------
                                                                      1,375,399
                                                                   ------------
Road & Rail (4.1%)
Celadon Group, Inc. * (a)                                 36,830        487,261
Marten Transport, Ltd. *                                  20,385        424,416
Saia, Inc. * (a)                                          24,250        424,375
USA Truck, Inc. *                                         14,800        236,504
                                                                   ------------
                                                                      1,572,556
                                                                   ------------
Semiconductors & Semiconductor Equipment (6.4%)
Applied Micro Circuits Corp. * (a)                        44,690        346,794
AXT, Inc. * (a)                                           56,200        220,304
IXYS Corp. *                                              29,648        362,892
Nanometrics, Inc. *                                       30,436        133,005
Rudolph Technologies, Inc. * (a)                          34,214        298,688
Semitool, Inc. * (a)                                      58,597        525,615
Ultratech, Inc. * (a)                                     17,444        257,125
White Electronic Designs Corp. * (a)                      59,811        280,514
                                                                   ------------
                                                                      2,424,937
                                                                   ------------
Software (0.9%)
Secure Computing Corp. * (a)                              86,810        341,163
                                                                   ------------
Specialty Retail (5.0%)
Casual Male Retail Group, Inc. * (a)                      75,680        307,261
Charlotte Russe Holdings, Inc. * (a)                      21,782        282,295
Jo-Ann Stores, Inc. * (a)                                 24,385        535,738
Monro Muffler, Inc. (a)                                   28,848        525,322
Stein Mart, Inc. (a)                                      57,064        255,076
                                                                   ------------
                                                                      1,905,692
                                                                   ------------
Thrifts & Mortgage Finance (6.0%)
American Bancorp of New Jersey (a)                        31,662        315,354
B of I Holding, Inc. *                                    46,762        328,737
Benjamin Franklin Bancorp, Inc. (a)                       19,441        220,461
Berkshire Hills Bancorp, Inc. (a)                         19,090        505,885
Citizens Community Bancorp, Inc.                          18,769        159,161
First Clover Leaf Financial Corp. (a) (d)                 19,567        178,451
United Western Bancorp, Inc. (a)                          22,247        266,297
WSFS Financial Corp. (a)                                   5,860        319,077
                                                                   ------------
                                                                      2,293,423
                                                                   ------------
Trading Companies & Distributors (0.9%)
Aceto Corp. (a)                                           45,822        344,581
                                                                   ------------

Total Common Stocks                                                  36,093,146
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Investment Companies (28.8%)
State Street Navigator Securities
   Lending Portfolio (c)                              10,927,545   $ 10,927,545
                                                                   ------------

Total Investment Companies                                           10,927,545
                                                                   ------------
Investments in Affiliates (4.4%)
Fifth Third Institutional Money
   Market Fund (b)                                     1,663,530      1,663,530
                                                                   ------------

Total Investments in Affiliates                                       1,663,530
                                                                   ------------

Total Investments (Cost $49,795,585) - 128.1%                        48,684,221

Liabilities in excess of other assets - (28.1)%                     (10,689,290)
                                                                   ------------

NET ASSETS - 100.0%                                                $ 37,994,931
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   All or part of this security was on loan.

(b)   Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

(d)   Illiquid Securities.

                      See notes to schedules of investments
                       and notes to financial statements.

Small Cap Value
Schedule of Investments
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares         Value
                                                    ------------   ------------
Common Stocks (96.7%)
Aerospace & Defense (1.4%)
AAR Corp. * (a)                                           70,331   $  1,208,990
                                                                   ------------
Beverages (1.1%)
PepsiAmericas, Inc. (a)                                   41,446        981,027
                                                                   ------------
Capital Markets (2.2%)
Apollo Investment Corp. (a)                               65,548      1,044,180
Gladstone Capital Corp. (a)                               58,183        960,601
                                                                   ------------
                                                                      2,004,781
                                                                   ------------
Chemicals (3.6%)
Ferro Corp. (a)                                           83,845      1,824,467
PolyOne Corp. * (a)                                      190,503      1,428,773
                                                                   ------------
                                                                      3,253,240
                                                                   ------------
Commercial Banks (10.7%)
Community Bank System, Inc. (a)                           69,923      1,650,183
MainSource Financial Group, Inc. (a)                      80,877      1,443,654
Old National Bancorp (a)                                 108,147      1,641,672
Renasant Corp. (a)                                        69,951      1,238,832
UMB Financial Corp. (a)                                   36,391      2,004,052
United Bankshares, Inc. (a)                               61,487      1,548,858
                                                                   ------------
                                                                      9,527,251
                                                                   ------------
Commercial Services & Supplies (1.5%)
Schawk, Inc., Class A (a)                                101,585      1,313,494
                                                                   ------------
Communications Equipment (1.9%)
ADC Telecommunications, Inc. * (a)                       110,411      1,044,488
Extreme Networks, Inc. * (a)                             231,884        679,420
                                                                   ------------
                                                                      1,723,908
                                                                   ------------
Construction & Engineering (1.7%)
MasTec, Inc. * (a)                                       108,245      1,553,316
                                                                   ------------
Construction Materials (1.6%)
Headwaters, Inc. * (a)                                   109,465      1,435,086
                                                                   ------------
Diversified Consumer Services (1.4%)
Stewart Enterprises, Inc.,
   Class A (a)                                           141,800      1,263,438
                                                                   ------------
Diversified Telecommunication Services (2.4%)
Iowa Telecommunications Services, Inc. (a)               116,739      2,164,341
                                                                   ------------
Electric Utilities (3.6%)
Cleco Corp. (a)                                           66,034      1,659,435
Westar Energy, Inc. (a)                                   68,817      1,519,479
                                                                   ------------
                                                                      3,178,914
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Electrical Components & Equipment (1.7%)
EnerSys * (a)                                             45,785   $  1,477,940
                                                                   ------------
Electronic Equipment & Instruments (1.7%)
CTS Corp. (a)                                            114,732      1,475,454
                                                                   ------------
Energy Equipment & Services (3.6%)
CARBO Ceramics, Inc. (a)                                  26,391      1,444,116
Oil States International, Inc. * (a)                      18,660      1,024,061
Trico Marine Services, Inc. * (a)                         30,889        788,287
                                                                   ------------
                                                                      3,256,464
                                                                   ------------
Food & Staples Retailing (1.8%)
Casey's General Stores, Inc. (a)                          65,544      1,612,382
                                                                   ------------
Healthcare Providers & Services (3.8%)
Kindred Healthcare, Inc. *                                69,505      1,874,550
Molina Healthcare, Inc. * (a)                             51,481      1,536,193
                                                                   ------------
                                                                      3,410,743
                                                                   ------------
Hotels Restaurants & Leisure (1.7%)
Bluegreen Corp. * (a)                                    134,924      1,558,372
                                                                   ------------
Household Durables (1.3%)
La-Z-Boy, Inc. (a)                                       156,567      1,155,464
                                                                   ------------
Insurance (3.3%)
Endurance Specialty Holdings, Ltd. (a)                    36,713      1,123,418
Platinum Underwriters Holdings, Ltd. (a)                  50,127      1,809,584
                                                                   ------------
                                                                      2,933,002
                                                                   ------------
IT Services (1.5%)
Perot Systems Corp., Class A * (a)                        82,313      1,376,273
                                                                   ------------
Machinery (7.0%)
Albany International Corp., Class A (a)                   49,487      1,420,277
EnPro Industries, Inc. * (a)                              49,724      1,790,561
Toro Co. (a)                                              37,014      1,204,806
Trinity Industries, Inc. (a)                              47,715      1,795,992
                                                                   ------------
                                                                      6,211,636
                                                                   ------------
Marine (1.1%)
Alexander & Baldwin, Inc. (a)                             22,728        986,168
                                                                   ------------
Metals & Mining (1.4%)
Coeur d'Alene Mines Corp. * (a)                          432,640      1,250,330
                                                                   ------------
Multiline Retail (1.3%)
Dollar Tree, Inc. *                                       29,880      1,120,500
                                                                   ------------

                                    Continued

                                                                 Small Cap Value
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Multi-Utilities (1.9%)
Vectren Corp. (a)                                         57,573   $  1,681,132
                                                                   ------------
Oil & Gas (2.4%)
Rosetta Resources, Inc. * (a)                             44,900      1,060,538
Tsakos Energy Navigation, Ltd.                            32,212      1,113,891
                                                                   ------------
                                                                      2,174,429
                                                                   ------------
Paper & Forest Products (1.8%)
Schweitzer-Mauduit International,
   Inc. (a)                                               87,391      1,626,346
                                                                   ------------
Pharmaceuticals (2.4%)
Biovail Corp.                                             96,239        976,826
Par Pharmaceutical Cos., Inc. * (a)                       69,736      1,206,433
                                                                   ------------
                                                                      2,183,259
                                                                   ------------
Real Estate Investment Trusts (4.2%)
LaSalle Hotel Properties (a)                              58,265      1,323,198
U-Store-It Trust (a)                                     135,714      1,581,068
Weingarten Realty Investors (a)                           27,563        840,396
                                                                   ------------
                                                                      3,744,662
                                                                   ------------
Road & Rail (3.4%)
Marten Transport, Ltd. *                                  75,613      1,574,263
Werner Enterprises, Inc. (a)                              63,019      1,500,482
                                                                   ------------
                                                                      3,074,745
                                                                   ------------
Semiconductors & Semiconductor Equipment (4.8%)
Cabot Microelectronics Corp. * (a)                        42,103      1,643,701
Semitool, Inc. * (a)                                     155,254      1,392,628
Teradyne, Inc. * (a)                                     135,318      1,267,930
                                                                   ------------
                                                                      4,304,259
                                                                   ------------
Software (2.3%)
Sybase, Inc. * (a)                                        61,297      2,060,192
                                                                   ------------
Specialty Retail (4.2%)
American Eagle Outfitters, Inc. (a)                       58,282        815,948
Group 1 Automotive, Inc. (a)                              43,669        858,096
Jo-Ann Stores, Inc. * (a)                                 42,730        938,778
Monro Muffler, Inc. (a)                                   60,754      1,106,330
                                                                   ------------
                                                                      3,719,152
                                                                   ------------
Textiles Apparel & Luxury Goods (2.5%)
Brown Shoe Co., Inc. (a)                                  75,275      1,214,939
Phillips-Van Heusen Corp. (a)                             28,796      1,019,378
                                                                   ------------
                                                                      2,234,317
                                                                   ------------
Thrifts & Mortgage Finance (1.8%)
NewAlliance Bancshares, Inc. (a)                         127,052      1,649,135
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Trading Companies & Distributors (0.7%)
United Rentals, Inc. * (a)                                36,145   $    584,826
                                                                   ------------

Total Common Stocks                                                  86,468,968
                                                                   ------------
Investment Companies (28.8%)
State Street Navigator Securities
   Lending Portfolio (c)                              25,743,204     25,743,204
                                                                   ------------

Total Investment Companies                                           25,743,204
                                                                   ------------
Investments in Affiliates (3.8%)
Fifth Third Institutional Money
   Market Fund (b)                                     3,376,965      3,376,965
                                                                   ------------

Total Investments in Affiliates                                       3,376,965
                                                                   ------------

Total Investments (Cost $114,437,537) - 129.3%                      115,589,137
                                                                   ------------

Liabilities in excess of other assets - (29.3)%                     (26,226,449)
                                                                   ------------

NET ASSETS - 100.0%                                                $ 89,362,688
                                                                   ============

 Notes to Schedule of Investments

*     Non-income producing security.

(a)   All or part of this security was on loan.

(b)   Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

                      See notes to schedules of investments
                       and notes to financial statements.

All Cap Value
Schedule of Investments
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (97.7%)
Aerospace & Defense (3.5%)
AAR Corp. * (a)                                          129,905   $  2,233,067
General Dynamics Corp.                                    29,258      2,608,058
Honeywell International, Inc.                             35,111      1,785,043
United Technologies Corp. (a)                             29,257      1,871,863
                                                                   ------------
                                                                      8,498,031
                                                                   ------------
Auto Components (0.3%)
Autoliv, Inc. (a)                                         17,554        685,308
                                                                   ------------
Beverages (0.6%)
Coca-Cola Enterprises, Inc. (a)                           78,995      1,337,385
                                                                   ------------
Biotechnology (2.0%)
Amgen, Inc. *                                             79,580      4,984,095
                                                                   ------------
Capital Markets (5.0%)
Bank of New York Mellon Corp. (The)                       75,741      2,688,806
Goldman Sachs Group, Inc. (The) (a)                       29,259      5,384,826
Lazard, Ltd., Class A (a)                                 29,260      1,194,101
Legg Mason, Inc. (a)                                      71,390      2,880,586
                                                                   ------------
                                                                     12,148,319
                                                                   ------------
Chemicals (3.2%)
Dow Chemical Co. (The)                                    70,221      2,339,062
E.I. du Pont de Nemours & Co. (a)                         70,221      3,076,382
Lubrizol Corp. (a)                                        46,813      2,331,287
                                                                   ------------
                                                                      7,746,731
                                                                   ------------
Commercial Banks (3.5%)
Comerica, Inc. (a)                                        46,811      1,344,412
Marshall & Ilsley Corp. (a)                               84,850      1,289,720
Old National Bancorp (a)                                  58,515        888,258
SunTrust Banks, Inc. (a)                                  35,108      1,441,534
United Bankshares, Inc. (a)                               30,430        766,532
US Bancorp (a)                                            87,775      2,686,793
                                                                   ------------
                                                                      8,417,249
                                                                   ------------
Commercial Services & Supplies (1.9%)
ICT Group, Inc. * (a)                                     99,475        797,789
Manpower, Inc. (a)                                        23,405      1,123,440
Pitney Bowes, Inc. (a)                                    52,666      1,668,986
Standard Register Co. (The) (a)                          116,196      1,026,011
                                                                   ------------
                                                                      4,616,226
                                                                   ------------
Communications Equipment (0.5%)
Symmetricom, Inc. * (a)                                  234,064      1,130,529
                                                                   ------------
Computers & Peripherals (2.9%)
International Business Machines
   Corp. (a)                                              36,865      4,717,983
SanDisk Corp. * (a)                                      104,745      1,476,904
Seagate Technology                                        58,515        875,970
                                                                   ------------
                                                                      7,070,857
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Consumer Finance (0.8%)
Discover Financial Services (a)                          131,660   $  1,928,819
                                                                   ------------
Diversified Financial Services (6.7%)
Bank of America Corp. (a)                                163,846      5,390,533
Citigroup, Inc. (a)                                      222,360      4,155,908
JPMorgan Chase & Co.                                     165,598      6,728,247
                                                                   ------------
                                                                     16,274,688
                                                                   ------------
Diversified Telecommunication
   Services (3.9%)
AT&T, Inc.                                                87,775      2,704,348
Qwest Communications International,
   Inc. (a)                                              327,690      1,255,052
Verizon Communications, Inc.                              99,475      3,386,129
Windstream Corp. (a)                                     179,465      2,139,223
                                                                   ------------
                                                                      9,484,752
                                                                   ------------
Electric Utilities (3.9%)
American Electric Power Co., Inc.                         58,518      2,311,461
Duke Energy Corp.                                         64,365      1,131,537
Edison International                                      43,887      2,121,498
FPL Group, Inc.                                           29,257      1,887,954
Pepco Holdings, Inc.                                      81,924      2,043,184
                                                                   ------------
                                                                      9,495,634
                                                                   ------------
Electronic Equipment & Instruments (0.7%)
Avnet, Inc. * (a)                                         29,257        797,546
Vishay Intertechnology, Inc. *                            87,773        787,324
                                                                   ------------
                                                                      1,584,870
                                                                   ------------
Energy Equipment & Service (4.6%)
ENSCO International, Inc. (a)                             23,405      1,618,222
Nabors Industries, Ltd. * (a)                            142,780      5,205,759
Tidewater, Inc. (a)                                       52,664      3,156,680
Trico Marine Services, Inc. * (a)                         43,885      1,119,945
                                                                   ------------
                                                                     11,100,606
                                                                   ------------
Food & Staples Retailing (2.0%)
Safeway, Inc. (a)                                        102,401      2,736,155
SUPERVALU, Inc. (a)                                       87,775      2,248,795
                                                                   ------------
                                                                      4,984,950
                                                                   ------------
Food Products (3.6%)
ConAgra Foods, Inc. (a)                                  108,252      2,346,903
Kraft Foods, Inc., Class A                               118,789      3,779,866
Tyson Foods, Inc., Class A (a)                           175,550      2,615,695
                                                                   ------------
                                                                      8,742,464
                                                                   ------------
Healthcare Providers & Services (2.5%)
Laboratory Corp. of America
   Holdings * (a)                                         26,333      1,779,584

                                    Continued

                                                                   All Cap Value
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Healthcare Providers & Services, continued
Lincare Holdings, Inc. * (a)                              17,554   $    565,590
Omnicare, Inc. (a)                                        21,945        646,061
UnitedHealth Group, Inc.                                 110,010      3,089,081
                                                                   ------------
                                                                      6,080,316
                                                                   ------------
Hotels Restaurants & Leisure (2.3%)
Bob Evans Farms, Inc. (a)                                 33,354        955,259
Carnival Corp. (a)                                        63,195      2,334,423
Darden Restaurants, Inc. (a)                              73,145      2,382,333
                                                                   ------------
                                                                      5,672,015
                                                                   ------------
Household Durables (2.6%)
Snap-On, Inc. (a)                                         26,334      1,482,341
Stanley Works (The) (a)                                   43,887      1,952,094
Tupperware Brands Corp. (a)                               76,070      2,966,730
                                                                   ------------
                                                                      6,401,165
                                                                   ------------
Industrial Conglomerates (2.9%)
3M Co.                                                    43,887      3,089,206
General Electric Co.                                     138,098      3,906,792
                                                                   ------------
                                                                      6,995,998
                                                                   ------------
Insurance (7.0%)
Allstate Corp. (The)                                      52,662      2,434,038
American International Group,
   Inc. (a)                                              114,106      2,972,461
Hartford Financial Services Group,
   Inc. (a)                                               58,516      3,709,329
MetLife, Inc. (a)                                         52,662      2,673,650
Prudential Financial, Inc.                                47,985      3,309,525
Travelers Cos., Inc. (The)                                40,960      1,807,155
                                                                   ------------
                                                                     16,906,158
                                                                   ------------
IT Services (0.8%)
Computer Sciences Corp. * (a)                             42,129      1,995,651
                                                                   ------------
Leisure Equipment & Products (0.5%)
Mattel, Inc.                                              64,365      1,290,518
                                                                   ------------
Machinery (3.5%)
Caterpillar, Inc. (a)                                     40,963      2,847,748
Dover Corp.                                               23,405      1,161,590
Joy Global, Inc.                                          23,405      1,690,309
Pall Corp.                                                67,294      2,720,023
                                                                   ------------
                                                                      8,419,670
                                                                   ------------
Media (1.5%)
Time Warner, Inc.                                        130,490      1,868,617
Viacom, Inc., Class B *                                   63,195      1,765,036
                                                                   ------------
                                                                      3,633,653
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Metals & Mining (1.2%)
Alcoa, Inc. (a)                                           87,775   $  2,962,406
                                                                   ------------
Multiline Retail (0.4%)
Dollar Tree, Inc. *                                       29,260      1,097,250
                                                                   ------------
Multi-Utilities (0.4%)
NiSource, Inc. (a)                                        52,662        899,467
                                                                   ------------
Oil & Gas (11.7%)
Anadarko Petroleum Corp.                                  42,132      2,439,864
Chevron Corp.                                             58,518      4,948,282
ConocoPhillips (a)                                        78,995      6,447,572
Exxon Mobil Corp.                                         76,073      6,118,551
Marathon Oil Corp. (a)                                   128,735      6,368,521
Spectra Energy Corp.                                      32,185        874,466
Sunoco, Inc. (a)                                          29,845      1,212,006
                                                                   ------------
                                                                     28,409,262
                                                                   ------------
Pharmaceuticals (4.7%)
Forest Laboratories, Inc. *                               45,640      1,620,676
Johnson & Johnson (a)                                     43,887      3,004,943
Pfizer, Inc.                                             117,031      2,184,969
Schering-Plough Corp. (a)                                127,565      2,689,070
Wyeth                                                     46,815      1,896,944
                                                                   ------------
                                                                     11,396,602
                                                                   ------------
Real Estate Investment Trusts (0.6%)
Duke Realty Corp. (a)                                     58,515      1,447,076
                                                                   ------------
Road & Rail (0.8%)
Union Pacific Corp. (a)                                   23,408      1,929,756
                                                                   ------------
Semiconductors & Semiconductor
   Equipment (2.5%)
Applied Materials, Inc.                                  175,550      3,040,526
Cabot Microelectronics Corp. *                            51,494      2,010,326
International Rectifier Corp. * (a)                       62,610      1,056,857
                                                                   ------------
                                                                      6,107,709
                                                                   ------------
Software (0.4%)
Cadence Design Systems, Inc. * (a)                       117,030        864,852
                                                                   ------------
Textiles Apparel & Luxury Goods (0.7%)
Jones Apparel Group, Inc. (a)                            102,405      1,714,260
                                                                   ------------
Thrifts & Mortgage Finance (0.8%)
New York Community Bancorp,
   Inc. (a)                                              117,031      1,945,055
                                                                   ------------
Tobacco (0.3%)
UST, Inc. (a)                                             14,631        769,737
                                                                   ------------

Total Common Stocks                                                 237,170,089
                                                                   ------------

                                    Continued

All Cap Value
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Investment Companies (27.2%)
State Street Navigator Securities
   Lending Portfolio (c)                              66,082,044   $ 66,082,044
                                                                   ------------

Total Investment Companies                                           66,082,044
                                                                   ------------
Investments in Affiliates (2.4%)
Fifth Third Institutional Money
   Market Fund (b)                                     5,916,928      5,916,928
                                                                   ------------

Total Investments in Affiliates                                       5,916,928
                                                                   ------------

Total Investments (Cost $297,825,734) - 127.3%                      309,169,061

Liabilities in excess of other assets - (27.3)%                     (66,378,446)
                                                                   ------------

NET ASSETS - 100.0%                                                $242,790,615
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   All or part of this security was on loan.

(b)   Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                     Disciplined Large Cap Value
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (97.0%)
Aerospace & Defense (1.8%)
Northrop Grumman Corp.                                    71,021   $  4,786,105
United Technologies Corp.                                 71,021      4,543,924
                                                                   ------------
                                                                      9,330,029
                                                                   ------------
Beverages (0.8%)
Anheuser-Busch Cos., Inc. (a)                             62,143      4,210,810
                                                                   ------------
Biotechnology (2.7%)
Amgen, Inc. *                                            216,613     13,566,472
                                                                   ------------
Capital Markets (1.1%)
Morgan Stanley                                           142,041      5,607,779
                                                                   ------------
Chemicals (2.4%)
Dow Chemical Co. (The)                                   275,205      9,167,079
E.I. du Pont de Nemours & Co.                             71,021      3,111,430
                                                                   ------------
                                                                     12,278,509
                                                                   ------------
Commercial Banks (2.8%)
Marshall & Ilsley Corp. (a)                              284,083      4,318,062
SunTrust Banks, Inc. (a)                                 142,041      5,832,203
Wells Fargo & Co.                                        141,353      4,278,755
                                                                   ------------
                                                                     14,429,020
                                                                   ------------
Commercial Services & Supplies (2.5%)
Pitney Bowes, Inc. (a)                                   221,940      7,033,279
RR Donnelley & Sons Co.                                  213,063      5,688,782
                                                                   ------------
                                                                     12,722,061
                                                                   ------------
Computers & Peripherals (2.1%)
International Business
   Machines Corp.                                         42,613      5,453,612
Seagate Technology                                       355,104      5,315,907
                                                                   ------------
                                                                     10,769,519
                                                                   ------------
Consumer Finance (0.8%)
Discover Financial Services                              284,083      4,161,816
                                                                   ------------
Diversified Financial Services (7.4%)
Bank of America Corp.                                    450,564     14,823,556
Citigroup, Inc.                                          609,003     11,382,266
JPMorgan Chase & Co.                                     286,569     11,643,298
                                                                   ------------
                                                                     37,849,120
                                                                   ------------
Diversified Telecommunication
   Services (5.4%)
AT&T, Inc.                                               399,492     12,308,348
Qwest Communications International,
   Inc. (a)                                            1,313,885      5,032,180
Windstream Corp.                                         870,004     10,370,448
                                                                   ------------
                                                                     27,710,976
                                                                   ------------
Electric Utilities (1.2%)
Edison International                                     120,735      5,836,330
                                                                   ------------

                                    Continued

                                                     Disciplined Large Cap Value
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Energy Equipment & Service (2.2%)
ENSCO International, Inc.                                 62,143   $  4,296,567
Halliburton Co.                                          151,985      6,811,968
                                                                   ------------
                                                                     11,108,535
                                                                   ------------
Food Products (2.9%)
Kraft Foods, Inc., Class A (a)                           470,867     14,982,988
                                                                   ------------
Healthcare Providers & Services (1.3%)
UnitedHealth Group, Inc. (a)                             241,471      6,780,506
                                                                   ------------
Hotels Restaurants & Leisure (2.9%)
Carnival Corp.                                           195,308      7,214,677
Darden Restaurants, Inc. (a)                             239,695      7,806,866
                                                                   ------------
                                                                     15,021,543
                                                                   ------------
Household Durables (0.8%)
Fortune Brands, Inc. (a)                                  67,361      3,860,459
                                                                   ------------
Industrial Conglomerates (3.7%)
3M Co.                                                    88,776      6,248,943
General Electric Co.                                     443,880     12,557,365
                                                                   ------------
                                                                     18,806,308
                                                                   ------------
Insurance (9.2%)
Allstate Corp. (The)                                     168,674      7,796,112
American International Group, Inc.                       234,368      6,105,286
Hartford Financial Services
   Group, Inc.                                           124,286      7,878,489
MetLife, Inc.                                            310,716     15,775,051
Prudential Financial, Inc.                                53,265      3,673,687
Travelers Cos., Inc. (The)                               133,164      5,875,196
                                                                   ------------
                                                                     47,103,821
                                                                   ------------
IT Services (2.5%)
Computer Sciences Corp. *                                131,388      6,223,849
Fiserv, Inc. *                                           142,041      6,792,401
                                                                   ------------
                                                                     13,016,250
                                                                   ------------
Leisure Equipment & Products (1.6%)
Mattel, Inc.                                             399,492      8,009,815
                                                                   ------------
Machinery (1.0%)
Caterpillar, Inc. (a)                                     71,021      4,937,380
                                                                   ------------
Media (4.3%)
Time Warner, Inc.                                        901,128     12,904,153
Viacom, Inc., Class B *                                  323,346      9,031,054
                                                                   ------------
                                                                     21,935,207
                                                                   ------------
Metals & Mining (1.2%)
Alcoa, Inc. (a)                                          177,551      5,992,346
                                                                   ------------
Multi-Utilities (1.5%)
PG&E Corp. (a)                                           195,308      7,525,217
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Oil & Gas (15.1%)
Apache Corp.                                              85,225   $  9,559,688
Chevron Corp.                                            213,063     18,016,607
ConocoPhillips                                           232,238     18,955,265
Exxon Mobil Corp.                                        191,756     15,422,935
Marathon Oil Corp.                                       301,838     14,931,926
                                                                   ------------
                                                                     76,886,421
                                                                   ------------
Pharmaceuticals (8.8%)
Eli Lilly & Co.                                          150,919      7,109,794
Forest Laboratories, Inc. *                              301,838     10,718,267
Johnson & Johnson                                        127,838      8,753,068
Schering-Plough Corp.                                    612,554     12,912,638
Wyeth                                                    131,388      5,323,842
                                                                   ------------
                                                                     44,817,609
                                                                   ------------
Real Estate Investment Trusts (1.9%)
Duke Realty Corp. (a)                                    390,614      9,659,884
                                                                   ------------
Semiconductors & Semiconductor
   Equipment (0.7%)
Applied Materials, Inc.                                  213,063      3,690,251
                                                                   ------------
Tobacco (4.4%)
Altria Group, Inc.                                       494,737     10,067,898
Philip Morris International, Inc.                        142,041      7,336,418
UST, Inc. (a)                                             97,654      5,137,577
                                                                   ------------
                                                                     22,541,893
                                                                   ------------

Total Common Stocks                                                 495,148,874
                                                                   ------------
Investment Companies (3.2%)
State Street Navigator Securities
   Lending Portfolio (c)                              16,324,034     16,324,034
                                                                   ------------

Total Investment Companies                                           16,324,034
                                                                   ------------
Investments in Affiliates (3.1%)
Fifth Third Institutional Money
   Market Fund (b)                                    15,874,134     15,874,134
                                                                   ------------

Total Investments in Affiliates                                      15,874,134
                                                                   ------------

Total Investments (Cost $519,858,685) - 103.3%                      527,347,042

Liabilities in excess of other assets - (3.3)%                      (16,894,237)
                                                                   ------------

NET ASSETS - 100.0%                                                $510,452,805
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   All or part of this security was on loan.

(b)   Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

                      See notes to schedules of investments
                       and notes to financial statements.

Structured Large Cap Plus
Schedule of Investments
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (127.8%)
Aerospace & Defense (2.3%)
Boeing Co.                                                   657   $     40,149
Honeywell International, Inc. (c)                         12,254        622,993
L-3 Communications Holdings, Inc.                         12,656      1,249,021
Northrop Grumman Corp.                                       328         22,104
Raytheon Co. (c)                                          24,389      1,388,466
                                                                   ------------
                                                                      3,322,733
                                                                   ------------
Air Freight & Logistics (0.4%)
United Parcel Service, Inc., Class B                       8,783        554,032
                                                                   ------------
Airlines (1.7%)
Southwest Airlines Co. (c)                               162,319      2,530,553
                                                                   ------------
Beverages (2.7%)
Molson Coors Brewing Co., Class B                          4,035        217,769
Pepsi Bottling Group, Inc. (c)                            57,387      1,598,228
PepsiCo, Inc. (c)                                         31,822      2,118,072
                                                                   ------------
                                                                      3,934,069
                                                                   ------------
Biotechnology (2.7%)
Cephalon, Inc. * (c)                                      10,333        755,962
Genentech, Inc. *                                          1,584        150,876
Gilead Sciences, Inc. * (c)                               56,528      3,051,382
                                                                   ------------
                                                                      3,958,220
                                                                   ------------
Capital Markets (3.7%)
Ameriprise Financial, Inc.                                    83          3,527
Charles Schwab Corp. (The) (c)                             8,506        194,702
Federated Investors, Inc., Class B                         8,836        290,351
Goldman Sachs Group, Inc. (The) (c)                       14,245      2,621,650
Janus Capital Group, Inc. (c)                             49,197      1,492,637
Lehman Brothers Holdings, Inc. (c)                         6,905        119,733
Morgan Stanley (c)                                        17,085        674,516
T Rowe Price Group, Inc.                                   2,135        127,780
                                                                   ------------
                                                                      5,524,896
                                                                   ------------
Chemicals (2.4%)
Air Products & Chemicals, Inc.                               150         14,281
Ashland, Inc. (c)                                         28,925      1,208,197
Dow Chemical Co. (The) (c)                                15,657        521,535
Eastman Chemical Co.                                         743         44,550
Ecolab, Inc. (c)                                           9,464        423,041
Praxair, Inc.                                             12,935      1,212,398
Sigma-Aldrich Corp.                                        1,654        100,464
                                                                   ------------
                                                                      3,524,466
                                                                   ------------
Commercial Banks (1.9%)
US Bancorp                                                 3,418        104,625
Wachovia Corp. (c)                                        41,100        709,797
Wells Fargo & Co. (c)                                     66,788      2,021,673
                                                                   ------------
                                                                      2,836,095
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Commercial Services & Supplies (0.8%)
Allied Waste Industries, Inc. * (c)                       27,892   $    337,493
Monster Worldwide, Inc. *                                     99          1,756
Robert Half International, Inc. (c)                       20,563        520,039
Waste Management, Inc. (c)                                 9,491        337,310
                                                                   ------------
                                                                      1,196,598
                                                                   ------------
Communications Equipment (3.6%)
Cisco Systems, Inc. * (c)                                 42,796        941,084
Juniper Networks, Inc. * (c)                              17,393        452,740
Qualcomm, Inc. (c)                                        70,312      3,891,066
                                                                   ------------
                                                                      5,284,890
                                                                   ------------
Computers & Peripherals (4.9%)
Apple, Inc. * (c)                                         15,453      2,456,254
International Business Machines
   Corp. (c)                                              17,570      2,248,609
QLogic Corp. * (c)                                       134,370      2,531,531
                                                                   ------------
                                                                      7,236,394
                                                                   ------------
Construction & Engineering (0.3%)
Fluor Corp.                                                5,072        412,607
                                                                   ------------
Consumer Finance (0.7%)
Capital One Financial Corp. (c)                           22,159        927,576
Discover Financial Services (c)                            6,546         95,899
                                                                   ------------
                                                                      1,023,475
                                                                   ------------
Containers & Packaging (1.5%)
Ball Corp. (c)                                            38,257      1,705,497
Bemis Co., Inc.                                            7,827        220,408
Sealed Air Corp.                                          14,523        315,149
                                                                   ------------
                                                                      2,241,054
                                                                   ------------
Diversified Consumer Services (0.3%)
H&R Block, Inc.                                           17,698        430,592
                                                                   ------------
Diversified Financial Services (4.8%)
Bank of America Corp. (c)                                 44,222      1,454,904
Citigroup, Inc. (c)                                       63,725      1,191,020
IntercontinentalExchange, Inc. *                           1,889        188,522
JPMorgan Chase & Co. (c)                                  81,439      3,308,867
Leucadia National Corp.                                    9,807        439,059
Nasdaq OMX Group (The) * (c)                              16,153        448,569
                                                                   ------------
                                                                      7,030,941
                                                                   ------------
Diversified Telecommunication Services (4.9%)
AT&T, Inc. (c)                                           100,666      3,101,519
CenturyTel, Inc. (c)                                      46,470      1,728,219
Embarq Corp. (c)                                          18,037        825,554
Verizon Communications, Inc.                              45,203      1,538,710
                                                                   ------------
                                                                      7,194,002
                                                                   ------------
                                    Continued

                                                       Structured Large Cap Plus
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Electric Utilities (3.1%)
Duke Energy Corp. (c)                                     44,640   $    784,771
Edison International (c)                                  20,503        991,115
FirstEnergy Corp. (c)                                     34,226      2,517,322
Pepco Holdings, Inc.                                       2,899         72,301
Pinnacle West Capital Corp. (c)                            5,552        186,381
                                                                   ------------
                                                                      4,551,890
                                                                   ------------
Electrical Components &
   Equipment (0.6%)
Emerson Electric Co. (c)                                  18,588        905,236
                                                                   ------------
Electronic Equipment &
   Instruments (0.1%)
Molex, Inc.                                                3,895         95,544
                                                                   ------------
Energy Equipment & Service (4.0%)
Cameron International Corp. * (c)                         19,105        912,455
FMC Technologies, Inc. *                                   1,360         84,021
Halliburton Co.                                           36,118      1,618,809
National Oilwell Varco, Inc. * (c)                         7,648        601,362
Noble Corp.                                                1,511         78,375
Patterson-UTI Energy, Inc. (c)                            28,530        810,823
Schlumberger, Ltd.                                         3,900        396,240
Smith International, Inc.                                 17,752      1,320,394
                                                                   ------------
                                                                      5,822,479
                                                                   ------------
Food & Staples Retailing (2.6%)
Safeway, Inc. (c)                                         12,680        338,810
SUPERVALU, Inc. (c)                                       60,726      1,555,800
Wal-Mart Stores, Inc. (c)                                 32,083      1,880,705
                                                                   ------------
                                                                      3,775,315
                                                                   ------------
Food Products (3.3%)
General Mills, Inc. (c)                                   36,480      2,348,947
HJ Heinz Co. (c)                                           2,032        102,372
Kellogg Co.                                               39,972      2,120,915
WM Wrigley Jr. Co.                                         2,829        223,378
                                                                   ------------
                                                                      4,795,612
                                                                   ------------
Gas-Distribution (1.3%)
Oneok, Inc. (c)                                           40,378      1,836,391
                                                                   ------------
Healthcare Equipment & Supplies (1.7%)
Baxter International, Inc. (c)                            19,976      1,370,553
Becton Dickinson & Co. (c)                                   754         64,022
Medtronic, Inc. (c)                                       20,084      1,061,038
                                                                   ------------
                                                                      2,495,613
                                                                   ------------
Healthcare Providers & Services (3.6%)
AmerisourceBergen Corp. (c)                                7,467        312,643
Cigna Corp. (c)                                           29,634      1,097,051
Express Scripts, Inc. * (c)                               17,836      1,258,152
Medco Health Solutions, Inc. * (c)                        23,915      1,185,706
UnitedHealth Group, Inc. (c)                              26,878        754,734
WellPoint, Inc. * (c)                                     12,183        638,998
                                                                   ------------
                                                                      5,247,284
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Healthcare Technology (0.3%)
IMS Health, Inc.                                          17,797   $    371,957
                                                                   ------------
Hotels Restaurants & Leisure (3.0%)
Darden Restaurants, Inc.                                   2,505         81,588
International Game Technology (c)                         35,835        777,978
McDonald's Corp. (c)                                      48,998      2,929,590
Yum! Brands, Inc. (c)                                     17,297        619,579
                                                                   ------------
                                                                      4,408,735
                                                                   ------------
Household Durables (0.3%)
DR Horton, Inc. (c)                                       46,092        512,543
                                                                   ------------
Household Products (2.2%)
Procter & Gamble Co. (c)                                  49,775      3,259,267
                                                                   ------------
Industrial Conglomerates (2.9%)
3M Co.                                                     1,504        105,867
General Electric Co. (b) (c)                              66,116      1,870,422
Tyco International, Ltd.                                  49,858      2,221,672
                                                                   ------------
                                                                      4,197,961
                                                                   ------------
Insurance (4.1%)
Aflac, Inc. (c)                                           27,864      1,549,517
American International Group, Inc. (c)                    34,762        905,550
Chubb Corp. (c)                                           32,782      1,574,848
MetLife, Inc. (c)                                         20,061      1,018,497
Travelers Cos., Inc. (The) (c)                            21,493        948,271
                                                                   ------------
                                                                      5,996,683
                                                                   ------------
Internet & Catalog Retail (0.7%)
Amazon.Com, Inc. * (c)                                    10,146        774,546
Expedia, Inc. * (c)                                       11,707        229,106
                                                                   ------------
                                                                      1,003,652
                                                                   ------------
Internet Software & Services (2.3%)
eBay, Inc. * (c)                                          53,321      1,342,090
VeriSign, Inc. * (c)                                      50,691      1,649,485
Yahoo!, Inc. *                                            18,315        364,285
                                                                   ------------
                                                                      3,355,860
                                                                   ------------
IT Services (3.2%)
Affiliated Computer Services, Inc.,
   Class A *                                              19,229        926,838
Automatic Data Processing, Inc. (c)                       15,195        648,978
Computer Sciences Corp. * (c)                             43,051      2,039,326
DST Systems, Inc. *                                        6,137        370,859
Paychex, Inc.                                              1,299         42,763
Western Union Co. (The) (c)                               22,373        618,390
                                                                   ------------
                                                                      4,647,154
                                                                   ------------
Leisure Equipment & Products (0.4%)
Hasbro, Inc.                                              15,918        616,345
                                                                   ------------
Life Sciences Tools & Services (1.3%)
Applied Biosystems, Inc. (c)                              10,287        379,899
PerkinElmer, Inc. (c)                                     20,077        584,241
Thermo Fisher Scientific, Inc. *                          15,457        935,457
                                                                   ------------
                                                                      1,899,597
                                                                   ------------

                                    Continued

Structured Large Cap Plus
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Machinery (1.9%)
Caterpillar, Inc. (c)                                      8,872   $    616,781
Cummins, Inc.                                              2,385        158,221
Ingersoll-Rand Co., Ltd., Class A                         33,424      1,203,264
Parker Hannifin Corp. (c)                                 13,476        831,200
                                                                   ------------
                                                                      2,809,466
                                                                   ------------
Media (3.7%)
CBS Corp., Class B (c)                                    77,020      1,260,047
DIRECTV Group, Inc. (The) * (c)                           26,109        705,465
News Corp., Class A (c)                                    7,812        110,384
Omnicom Group, Inc.                                        1,817         77,568
Time Warner, Inc. (c)                                     38,372        549,487
Viacom, Inc., Class B * (c)                                5,481        153,084
Walt Disney Co. (The) (c)                                 83,585      2,536,805
                                                                   ------------
                                                                      5,392,840
                                                                   ------------
Metals & Mining (0.8%)
Alcoa, Inc. (c)                                           30,913      1,043,314
Newmont Mining Corp. (c)                                   2,577        123,593
                                                                   ------------
                                                                      1,166,907
                                                                   ------------
Multiline Retail (1.2%)
Big Lots, Inc. * (c)                                      11,823        360,129
Dollar Tree, Inc. * (c)                                    2,643         99,112
Family Dollar Stores, Inc. (c)                            25,173        586,531
Macy's, Inc. (c)                                          34,249        644,224
                                                                   ------------
                                                                      1,689,996
                                                                   ------------
Multi-Utilities (2.8%)
Dominion Resources, Inc. (c)                              38,285      1,691,431
DTE Energy Co. (c)                                        56,194      2,302,830
NiSource, Inc.                                             8,950        152,866
                                                                   ------------
                                                                      4,147,127
                                                                   ------------
Oil & Gas (9.9%)
Apache Corp.                                              10,253      1,150,079
Chevron Corp. (c)                                         15,470      1,308,143
ConocoPhillips (c)                                        33,274      2,715,824
Exxon Mobil Corp. (c)                                     82,890      6,666,843
Hess Corp. (c)                                             6,392        648,149
Sunoco, Inc. (c)                                          24,146        980,569
Tesoro Corp. (c)                                          15,607        240,972
Valero Energy Corp. (c)                                   26,711        892,414
                                                                   ------------
                                                                     14,602,993
                                                                   ------------
Pharmaceuticals (6.1%)
Bristol-Myers Squibb Co. (c)                              35,884        757,870
Eli Lilly & Co. (c)                                       36,468      1,718,008
Forest Laboratories, Inc. * (c)                           37,248      1,322,676
Johnson & Johnson (c)                                     20,322      1,391,447
Merck & Co., Inc. (c)                                     58,652      1,929,651
Pfizer, Inc.                                              28,163        525,803
Watson Pharmaceuticals, Inc. * (c)                        42,800      1,237,348
                                                                   ------------
                                                                      8,882,803
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Real Estate Investment Trusts (2.5%)
CapitalSource, Inc. (c)                                    8,445   $     98,131
Equity Residential                                        19,265        831,670
HCP, Inc.                                                  3,536        127,543
Host Hotels & Resorts, Inc. (c)                           25,571        335,236
Plum Creek Timber Co., Inc. (c)                           34,198      1,666,127
Prologis (c)                                              13,012        636,026
                                                                   ------------
                                                                      3,694,733
                                                                   ------------
Real Estate Management &
   Development (0.1%)
CB Richard Ellis Group, Inc.,
   Class A *                                               6,010         84,440
                                                                   ------------
Road & Rail (1.6%)
Norfolk Southern Corp. (c)                                31,759      2,284,107
Union Pacific Corp. (c)                                    1,648        135,861
                                                                   ------------
                                                                      2,419,968
                                                                   ------------
Semiconductors & Semiconductor
   Equipment (4.7%)
Applied Materials, Inc. (c)                               73,236      1,268,447
Intel Corp. (c)                                          142,620      3,164,738
National Semiconductor Corp. (c)                          37,881        793,607
Nvidia Corp. * (c)                                        10,036        114,812
Texas Instruments, Inc. (c)                               66,713      1,626,463
                                                                   ------------
                                                                      6,968,067
                                                                   ------------
Software (4.6%)
BMC Software, Inc. * (c)                                  64,331      2,115,847
Microsoft Corp. (b) (c)                                  138,267      3,556,227
Oracle Corp. * (c)                                        50,653      1,090,559
                                                                   ------------
                                                                      6,762,633
                                                                   ------------
Specialty Retail (3.0%)
AutoZone, Inc. * (c)                                       6,134        799,199
Best Buy Co., Inc. (c)                                    14,946        593,655
GameStop Corp., Class A *                                 20,733        839,894
Gap, Inc. (The) (c)                                       31,430        506,651
Home Depot, Inc.                                             382          9,103
Tiffany & Co.                                              3,805        143,791
TJX Cos., Inc. (c)                                        47,676      1,607,158
                                                                   ------------
                                                                      4,499,451
                                                                   ------------
Textiles Apparel & Luxury Goods (1.1%)
Coach, Inc. * (c)                                          4,840        123,469
Nike, Inc., Class B (c)                                   18,649      1,094,323
Polo Ralph Lauren Corp., Class A (c)                       6,673        394,841
                                                                   ------------
                                                                      1,612,633
                                                                   ------------
Tobacco (2.2%)
Altria Group, Inc. (c)                                    72,970      1,484,940
Philip Morris International, Inc. (c)                     35,191      1,817,615
                                                                   ------------
                                                                      3,302,555
                                                                   ------------

                                    Continued

Structured Large Cap Plus
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Utilities (0.6%)
AES Corp. (The) * (c)                                     53,099   $    857,018
                                                                   ------------
Wireless Telecommunication
   Services (0.4%)
American Tower Corp., Class A *                           15,571        652,425
                                                                   ------------

Total Common Stocks                                                 187,576,790
                                                                   ------------
Investments in Affiliates (0.4%)
Fifth Third Institutional Money
   Market Fund (a)                                       689,415        689,415
                                                                   ------------

Total Investments in Affiliates                                         689,415
                                                                   ------------

Total Investments (Cost $191,901,677) - 128.2%                      188,266,205
                                                                   ------------
Securities Sold Short
   (Proceeds $52,319,066) - (28.2)%                                $(41,481,544)

Other assets in excess of liabilities - 0.0%                             23,985
                                                                   ------------

NET ASSETS - 100.0%                                                $146,808,646
                                                                   ============

                     See notes to schedules of investments
                       and notes to financial statements.

                                                       Structured Large Cap Plus
                                              Schedule of Investments Sold Short
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (28.2)%
Aerospace & Defense (0.2)%
Precision Castparts Corp.                                 (1,774)  $   (165,745)
Rockwell Collins, Inc.                                    (3,093)      (153,691)
                                                                   ------------
                                                                       (319,436)
                                                                   ------------
Building & Construction
   Production-Miscellaneous (0.1)%
Owens Corning, Inc. *                                     (5,052)      (131,403)
                                                                   ------------
Capital Markets (0.2)%
Franklin Resources, Inc.                                  (2,558)      (257,360)
                                                                   ------------
Casino Hotels (0.0)%
Wynn Resorts, Ltd. *                                        (165)       (16,084)
                                                                   ------------
Cellular Telecom (0.3)%
NII Holdings, Inc., Class B *                             (7,174)      (392,131)
                                                                   ------------
Commercial Services & Supplies (1.0)%
Equifax, Inc.                                             (8,468)      (297,142)
Pitney Bowes, Inc.                                       (38,051)    (1,205,836)
                                                                   ------------
                                                                     (1,502,978)
                                                                   ------------
Communications Equipment (0.1)%
Motorola, Inc.                                           (21,311)      (184,127)
Nortel Networks Corp. *                                   (3,405)       (26,014)
                                                                   ------------
                                                                       (210,141)
                                                                   ------------
Computers & Peripherals (0.1)%
SanDisk Corp. *                                           (8,222)      (115,930)
                                                                   ------------
Containers & Packaging (0.3)%
Pactiv Corp. *                                           (21,155)      (510,047)
                                                                   ------------
Diversified Financial Services (0.1)%
Moody's Corp.                                             (4,819)      (167,749)
                                                                   ------------
Diversified Telecommunication
   Services (1.6)%
Frontier Communications Corp.                           (137,980)    (1,595,049)
Qwest Communications
   International, Inc.                                  (194,975)      (746,754)
Windstream Corp.                                          (1,534)       (18,285)
                                                                   ------------
                                                                     (2,360,088)
                                                                   ------------
Electric Utilities (0.5)%
Allegheny Energy, Inc.                                   (15,464)      (748,458)
                                                                   ------------
Electrical Components &
   Equipment (0.2)%
Energizer Holdings, Inc. *                                  (339)       (24,184)
General Cable Corp. *                                     (3,588)      (206,777)
                                                                   ------------
                                                                       (230,961)
                                                                   ------------

                                    Continued

Structured Large Cap Plus
Schedule of Investments Sold Short, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Food & Staples Retailing (0.4)%
Whole Foods Market, Inc.                                 (26,755)  $   (593,158)
                                                                   ------------
Food Products (0.9)%
ConAgra Foods, Inc.                                      (23,715)      (514,141)
Hershey Co. (The)                                         (4,511)      (165,870)
Sara Lee Corp.                                           (49,232)      (672,509)
                                                                   ------------
                                                                     (1,352,520)
                                                                   ------------
Food-Meat Products (0.9)%
Smithfield Foods, Inc. *                                 (64,847)    (1,392,914)
                                                                   ------------
Gas-Distribution (0.7)%
Nicor, Inc.                                              (26,427)    (1,052,323)
                                                                   ------------
Gold (0.1)%
Barrick Gold Corp.                                        (4,015)      (170,035)
                                                                   ------------
Healthcare Equipment
   & Supplies (0.8)%
Intuitive Surgical, Inc. *                                  (324)      (100,858)
Zimmer Holdings, Inc. *                                  (14,886)    (1,025,795)
                                                                   ------------
                                                                     (1,126,653)
                                                                   ------------
Healthcare Providers
   & Services (1.8)%
Cardinal Health, Inc.                                     (6,783)      (364,451)
Humana, Inc. *                                           (18,389)      (807,461)
McKesson Corp.                                            (4,469)      (250,219)
Omnicare, Inc.                                           (37,661)    (1,108,740)
Quest Diagnostics, Inc.                                   (3,734)      (198,500)
                                                                   ------------
                                                                     (2,729,371)
                                                                   ------------
Healthcare Technology (0.1)%
Cerner Corp. *                                            (1,690)       (75,475)
                                                                   ------------
Hotels Restaurants & Leisure (0.6)%
Starbucks Corp. *                                        (64,396)      (945,977)
                                                                   ------------
Household Durables (0.9)%
Fortune Brands, Inc.                                     (12,950)      (742,164)
Newell Rubbermaid, Inc.                                  (30,994)      (512,331)
                                                                   ------------
                                                                     (1,254,495)
                                                                   ------------
Household Products (0.3)%
Clorox Co.                                                (7,992)      (435,564)
                                                                   ------------
Independent Power Producer (0.1)%
Reliant Energy, Inc. *                                   (10,982)      (198,884)
                                                                   ------------
Insurance (0.1)%
CNA Financial Corp.                                       (3,536)       (94,376)
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Insurance Brokers (0.9)%
Brown & Brown, Inc.                                      (46,875)  $   (823,594)
Willis Group Holdings, Ltd.                              (13,772)      (430,650)
                                                                   ------------
                                                                     (1,254,244)
                                                                   ------------
IT Services (1.8)%
Cognizant Technology Solutions
   Corp., Class A *                                      (48,333)    (1,356,707)
Fidelity National Information
   Services, Inc.                                        (30,301)      (574,204)
Fiserv, Inc. *                                            (3,339)      (159,671)
Lender Processing Services, Inc. *                       (15,150)      (505,253)
                                                                   ------------
                                                                     (2,595,835)
                                                                   ------------
Leisure Equipment & Products (1.1)%
Mattel, Inc.                                             (78,924)    (1,582,426)
                                                                   ------------
Machinery (0.0)%
Terex Corp. *                                               (890)       (42,124)
                                                                   ------------
Medical-Drugs (0.1)%
Endo Pharmaceuticals
   Holdings, Inc. *                                       (3,669)       (84,937)
                                                                   ------------
Medical-HMO (0.1)%
Health Net, Inc. *                                        (5,305)      (148,328)
                                                                   ------------
Medical-Hospitals (0.5)%
Community Health Systems, Inc. *                         (23,631)      (779,350)
                                                                   ------------
Multi-Line Insurance (0.1)%
Old Republic International Corp.                         (20,216)      (212,268)
                                                                   ------------
Multiline Retail (0.4)%
JC Penney Co., Inc.                                       (2,593)       (79,942)
Kohl's Corp. *                                           (10,497)      (439,929)
                                                                   ------------
                                                                       (519,871)
                                                                   ------------
Multi-Utilities (2.6)%
Ameren Corp.                                              (1,556)       (63,936)
CMS Energy Corp.                                          (7,707)      (104,045)
Consolidated Edison, Inc.                                (20,874)      (828,698)
Integrys Energy Group, Inc.                              (45,220)    (2,308,993)
MDU Resources Group, Inc.                                (11,662)      (372,134)
Public Service Enterprise Group, Inc.                       (756)       (31,601)
TECO Energy, Inc.                                         (4,118)       (76,389)
                                                                   ------------
                                                                     (3,785,736)
                                                                   ------------
Non-Ferrous Metals (0.7)%
Cameco Corp.                                             (28,699)    (1,031,155)
                                                                   ------------
Office Electronics (1.1)%
Xerox Corp.                                             (118,362)    (1,614,458)
                                                                   ------------

                                    Continued

                                                       Structured Large Cap Plus
                                   Schedule of Investments Sold Short, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Paper & Forest Products (0.5)%
Weyerhaeuser Co.                                         (13,003)  $   (695,140)
                                                                   ------------
Pharmaceuticals (0.9)%
Amylin Pharmaceuticals, Inc. *                           (35,795)    (1,129,332)
Schering-Plough Corp.                                     (7,217)      (152,135)
                                                                   ------------
                                                                     (1,281,467)
                                                                   ------------
Real Estate Operations/
   Development (0.1)%
Brookfield Properties Corp.                               (5,334)      (100,706)
                                                                   ------------
Rental Auto/Equipment (0.1)%
Hertz Global Holdings, Inc. *                            (24,888)      (212,295)
                                                                   ------------
Road & Rail (0.4)%
Canadian Pacific Railway, Ltd.                            (8,661)      (543,997)
                                                                   ------------
S&L/Thrifts-Eastern U.S. (0.1)%
People's United Financial, Inc.                          (11,266)      (191,297)
                                                                   ------------
Semiconductor Equipment (0.4)%
Marvell Technology Group, Ltd. *                         (36,983)      (546,979)
                                                                   ------------
Semiconductors & Semiconductor
   Equipment (0.5)%
Micron Technology, Inc. *                               (161,882)      (781,890)
                                                                   ------------
Software (1.3)%
Citrix Systems, Inc. *                                   (67,318)    (1,793,352)
Intuit, Inc. *                                            (4,481)      (122,466)
                                                                   ------------
                                                                     (1,915,818)
                                                                   ------------
Specialty Retail (0.6)%
Limited Brands, Inc.                                     (14,989)      (247,169)
Lowe's Cos., Inc.                                         (1,168)       (23,734)
Office Depot, Inc. *                                     (48,403)      (329,140)
OfficeMax, Inc.                                          (27,569)      (351,780)
                                                                   ------------
                                                                       (951,823)
                                                                   ------------
Telecom Services (0.3)%
Amdocs, Ltd. *                                           (14,142)      (430,058)
                                                                   ------------
Textiles Apparel & Luxury Goods (0.0)%
Jones Apparel Group, Inc.                                 (4,194)       (70,208)
                                                                   ------------
Thrifts & Mortgage Finance (0.1)%
Sovereign Bancorp, Inc.                                  (14,210)      (135,279)
                                                                   ------------
Utilities (0.7)%
Dynegy, Inc., Class A *                                 (156,625)    (1,054,086)
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Wireless Equipment (0.4)%
Crown Castle International Corp. *                       (14,012)  $   (535,258)
                                                                   ------------

Total Common Stocks                                                 (41,481,544)

TOTAL SECURITIES SOLD SHORT
   (Proceeds $52,319,066) - (28.2)%                                $(41,481,544)
                                                                   ============

Notes to Schedule of Investments

*    Non-income producing security.

(a)  Investment is in Institutional Shares of underlying fund.

(b) All or part of this security has been designated as collateral for futures contracts.

(c) All or part of this security has been designated as collateral for short sales.

                      See notes to schedules of investments
                       and notes to financial statements.

Equity Index
Schedule of Investments
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (99.2%)
Aerospace & Defense (2.7%)
Boeing Co.                                                23,718   $  1,449,407
General Dynamics Corp.                                    12,622      1,125,125
Goodrich Corp. (a)                                         3,897        191,499
Honeywell International, Inc.                             23,275      1,183,301
L-3 Communications Holdings, Inc.(a)                       3,921        386,963
Lockheed Martin Corp.                                     10,655      1,111,636
Northrop Grumman Corp.                                    10,675        719,388
Precision Castparts Corp.                                  4,436        414,455
Raytheon Co.                                              13,345        759,731
Rockwell Collins, Inc.                                     5,185        257,643
United Technologies Corp.                                 30,642      1,960,475
                                                                   ------------
                                                                      9,559,623
                                                                   ------------
Air Freight & Logistics (0.9%)
CH Robinson Worldwide, Inc.                                5,370        258,834
Expeditors International
   Washington, Inc.                                        6,627        235,325
FedEx Corp. (a)                                            9,777        770,819
United Parcel Service, Inc., Class B                      32,265      2,035,276
                                                                   ------------
                                                                      3,300,254
                                                                   ------------
Airlines (0.1%)
Southwest Airlines Co.                                    23,251        362,483
                                                                   ------------
Auto Components (0.2%)
Goodyear Tire & Rubber Co. (The) * (a)                     7,524        147,696
Johnson Controls, Inc.                                    18,481        557,387
                                                                   ------------
                                                                        705,083
                                                                   ------------
Automobiles (0.2%)
Ford Motor Co. * (a)                                      69,911        335,573
General Motors Corp. (a)                                  17,605        194,887
Harley-Davidson, Inc. (a)                                  7,470        282,665
                                                                   ------------
                                                                        813,125
                                                                   ------------
Beverages (2.5%)
Anheuser-Busch Cos., Inc. (a)                             22,505      1,524,939
Brown-Forman Corp., Class B                                2,690        193,572
Coca-Cola Co. (The) (a)                                   62,865      3,237,547
Coca-Cola Enterprises, Inc. (a)                            8,869        150,152
Constellation Brands, Inc., Class
   A * (a)                                                 6,036        129,895
Molson Coors Brewing Co., Class B                          4,504        243,081
Pepsi Bottling Group, Inc.                                 4,359        121,398
PepsiCo, Inc.                                             49,980      3,326,669
                                                                   ------------
                                                                      8,927,253
                                                                   ------------
Biotechnology (1.7%)
Amgen, Inc. *                                             34,477      2,159,294
Biogen Idec, Inc. *                                        9,233        644,094
Celgene Corp. *                                           13,680      1,032,703
Genzyme Corp. *                                            8,417        645,163
Gilead Sciences, Inc. *                                   29,170      1,574,597
                                                                   ------------
                                                                      6,055,851
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Building Products (0.1%)
Masco Corp. (a)                                           11,423   $    188,365
                                                                   ------------
Capital Markets (3.0%)
American Capital, Ltd. (a)                                 6,248        126,959
Ameriprise Financial, Inc.                                 7,037        299,072
Bank of New York Mellon Corp. (The)                       36,057      1,280,023
Charles Schwab Corp. (The) (a)                            29,487        674,957
E*Trade Financial Corp. * (a)                             13,231         39,958
Federated Investors, Inc., Class B                         2,724         89,511
Franklin Resources, Inc.                                   4,897        492,687
Goldman Sachs Group, Inc. (The)                           12,445      2,290,378
Janus Capital Group, Inc. (a)                              4,429        134,376
Legg Mason, Inc.                                           4,473        180,486
Lehman Brothers Holdings, Inc. (a)                        22,002        381,515
Merrill Lynch & Co., Inc. (a)                             43,052      1,147,336
Morgan Stanley                                            34,785      1,373,312
Northern Trust Corp.                                       5,957        465,659
State Street Corp.                                        13,314        953,815
T Rowe Price Group, Inc.                                   8,250        493,762
                                                                   ------------
                                                                     10,423,806
                                                                   ------------
Chemicals (2.1%)
Air Products & Chemicals, Inc. (a)                         6,722        640,002
Ashland, Inc.                                              1,739         72,638
Dow Chemical Co. (The) (a)                                29,558        984,577
E.I. du Pont de Nemours & Co. (a)                         28,464      1,247,008
Eastman Chemical Co. (a)                                   2,406        144,264
Ecolab, Inc.                                               5,419        242,229
Hercules, Inc.                                             3,609         72,360
International Flavors & Fragrances, Inc.                   2,531        101,797
Monsanto Co.                                              17,262      2,056,077
PPG Industries, Inc. (a)                                   5,104        309,506
Praxair, Inc.                                              9,930        930,739
Rohm & Haas Co.                                            3,951        296,325
Sigma-Aldrich Corp. (a)                                    4,085        248,123
                                                                   ------------
                                                                      7,345,645
                                                                   ------------
Commercial Banks (2.5%)
BB&T Corp. (a)                                            17,172        481,159
Comerica, Inc. (a)                                         4,760        136,707
First Horizon National Corp. (a)                           6,216         58,430
Huntington Bancshares, Inc. (a)                           11,385         79,923
Keycorp                                                   15,370        162,154
M&T Bank Corp. (a)                                         2,510        176,654
Marshall & Ilsley Corp. (a)                                8,293        126,054
National City Corp. (a)                                   24,382        115,327
PNC Financial Services Group, Inc.                        10,954        780,911
Regions Financial Corp. (a)                               21,901        207,621
SunTrust Banks, Inc. (a)                                  11,106        456,012
US Bancorp (a)                                            55,146      1,688,019
Wachovia Corp. (a)                                        67,807      1,171,027
Wells Fargo & Co.                                        104,390      3,159,885
Zions Bancorporation (a)                                   3,347         97,967
                                                                   ------------
                                                                      8,897,850
                                                                   ------------

                                    Continued

                                                                    Equity Index
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Commercial Services & Supplies (0.5%)
Allied Waste Industries, Inc. *                           10,692   $    129,373
Avery Dennison Corp.                                       3,313        145,805
Cintas Corp.                                               4,197        119,363
Equifax, Inc. (a)                                          4,102        143,939
Monster Worldwide, Inc. *                                  4,118         73,053
Pitney Bowes, Inc. (a)                                     6,438        204,020
Robert Half International, Inc.                            5,100        128,979
RR Donnelley & Sons Co.                                    6,439        171,921
Waste Management, Inc.                                    15,290        543,407
                                                                   ------------
                                                                      1,659,860
                                                                   ------------
Communications Equipment (2.6%)
Ciena Corp. *                                              2,674         55,272
Cisco Systems, Inc. *                                    186,343      4,097,682
Corning, Inc.                                             49,616        992,816
JDS Uniphase Corp. * (a)                                   7,691         84,063
Juniper Networks, Inc. * (a)                              16,465        428,584
Motorola, Inc.                                            70,487        609,008
Qualcomm, Inc.                                            51,066      2,825,992
Tellabs, Inc. * (a)                                       13,636         70,089
                                                                   ------------
                                                                      9,163,506
                                                                   ------------
Computers & Peripherals (4.8%)
Apple, Inc. *                                             27,803      4,419,287
Dell, Inc. *                                              63,645      1,563,758
EMC Corp. *                                               65,210        978,802
Hewlett-Packard Co.                                       77,923      3,490,950
International Business Machines
   Corp. (a)                                              43,318      5,543,838
Lexmark International, Inc., Class A *                     2,940        103,135
NetApp, Inc. * (a)                                        11,070        282,838
QLogic Corp. * (a)                                         4,259         80,239
SanDisk Corp. * (a)                                        7,089         99,955
Sun Microsystems, Inc. * (a)                              24,871        264,379
Teradata Corp. *                                           5,616        131,527
                                                                   ------------
                                                                     16,958,708
                                                                   ------------
Construction & Engineering (0.2%)
Fluor Corp.                                                5,652        459,790
Jacobs Engineering Group, Inc. *                           3,769        291,495
                                                                   ------------
                                                                        751,285
                                                                   ------------
Construction Materials (0.1%)
Vulcan Materials Co. (a)                                   3,361        215,743
                                                                   ------------
Consumer Finance (0.7%)
American Express Co.                                      36,488      1,354,435
Capital One Financial Corp. (a)                           11,790        493,529
Discover Financial Services                               14,848        217,523
SLM Corp. *                                               14,805        253,610
                                                                   ------------
                                                                      2,319,097
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Containers & Packaging (0.1%)
Ball Corp. (a)                                             3,186   $    142,032
Bemis Co., Inc. (a)                                        3,251         91,548
Pactiv Corp. *                                             4,067         98,055
Sealed Air Corp. (a)                                       5,025        109,043
                                                                   ------------
                                                                        440,678
                                                                   ------------
Distributors (0.1%)
Genuine Parts Co.                                          4,939        198,103
                                                                   ------------
Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A *                              4,456        277,564
H&R Block, Inc.                                           10,100        245,733
                                                                   ------------
                                                                        523,297
                                                                   ------------
Diversified Financial Services (4.0%)
Bank of America Corp. (c)                                143,694      4,727,533
CIT Group, Inc. (a)                                        9,140         77,507
Citigroup, Inc. (c)                                      171,749      3,209,989
CME Group, Inc. * (a)                                      1,719        619,063
IntercontinentalExchange, Inc. *                           2,272        226,746
JPMorgan Chase & Co.                                     108,796      4,420,381
Leucadia National Corp. (a)                                5,459        244,399
Moody's Corp. (a)                                          6,469        225,186
NYSE Euronext                                              8,453        399,320
                                                                   ------------
                                                                     14,150,124
                                                                   ------------
Diversified Telecommunication
   Services (2.7%)
AT&T, Inc. (c)                                           187,226      5,768,433
CenturyTel, Inc.                                           3,482        129,496
Embarq Corp.                                               4,747        217,270
Frontier Communications Corp.                             10,586        122,374
Qwest Communications
   International, Inc. (a)                                49,707        190,378
Verizon Communications, Inc.                              89,783      3,056,213
Windstream Corp. (a)                                      13,676        163,018
                                                                   ------------
                                                                      9,647,182
                                                                   ------------
Electric Utilities (2.2%)
Allegheny Energy, Inc.                                     5,441        263,344
American Electric Power Co., Inc.                         12,773        504,534
Duke Energy Corp.                                         40,010        703,376
Edison International                                      10,137        490,023
Entergy Corp.                                              6,088        650,929
Exelon Corp.                                              20,612      1,620,515
FirstEnergy Corp.                                          9,510        699,460
FPL Group, Inc.                                           12,889        831,727
Pepco Holdings, Inc.                                       6,568        163,806
Pinnacle West Capital Corp.                                3,121        104,772
PPL Corp.                                                 11,919        559,716
Progress Energy, Inc. (a)                                  8,399        355,362
Southern Co. (a)                                          24,371        862,490
                                                                   ------------
                                                                      7,810,054
                                                                   ------------

                                    Continued

Equity Index
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Electrical Components
   & Equipment (0.5%)
Cooper Industries, Ltd., Class A (a)                       5,330   $    224,766
Emerson Electric Co. (a)                                  24,642      1,200,066
Rockwell Automation, Inc. (a)                              4,471        199,004
                                                                   ------------
                                                                      1,623,836
                                                                   ------------

Electronic Equipment
   & Instruments (0.3%)
Agilent Technologies, Inc. *                              11,499        414,654
Jabil Circuit, Inc. (a)                                    6,458        105,007
Molex, Inc.                                                4,468        109,600
Tyco Electronics, Ltd.                                    15,077        499,652
                                                                   ------------
                                                                      1,128,913
                                                                   ------------

Energy Equipment & Service (3.2%)
Baker Hughes, Inc.                                         9,726        806,383
BJ Services Co.                                            9,073        266,746
Cameron International Corp. * (a)                          6,842        326,774
ENSCO International, Inc.                                  4,605        318,390
Halliburton Co.                                           27,365      1,226,499
Nabors Industries, Ltd. * (a)                              8,748        318,952
National Oilwell Varco, Inc. *                            13,176      1,036,029
Noble Corp.                                                8,580        445,045
Rowan Cos., Inc. (a)                                       3,438        136,832
Schlumberger, Ltd.                                        37,693      3,829,609
Smith International, Inc. (a)                              6,422        477,668
Transocean, Inc. *                                        10,069      1,369,686
Weatherford International, Ltd. *                         21,416        808,026
                                                                   ------------
                                                                     11,366,639
                                                                   ------------

Food & Staples Retailing (2.7%)
Costco Wholesale Corp.                                    13,625        854,015
CVS Caremark Corp.                                        45,058      1,644,617
Kroger Co. (The)                                          20,783        587,743
Safeway, Inc. (a)                                         13,661        365,022
SUPERVALU, Inc. (a)                                        6,537        167,478
SYSCO Corp. (a)                                           18,978        538,216
Walgreen Co.                                              31,305      1,075,014
Wal-Mart Stores, Inc.                                     73,448      4,305,522
Whole Foods Market, Inc. (a)                               4,324         95,863
                                                                   ------------
                                                                      9,633,490
                                                                   ------------

Food Products (1.6%)
Archer-Daniels-Midland Co.                                20,360        582,907
Campbell Soup Co.                                          6,991        254,333
ConAgra Foods, Inc. (a)                                   15,239        330,382
Dean Foods Co. * (a)                                       4,802        102,283
General Mills, Inc.                                       10,614        683,435
Hershey Co. (The) (a)                                      5,260        193,410
HJ Heinz Co.                                               9,929        500,223
Kellogg Co.                                                7,968        422,782
Kraft Foods, Inc., Class A                                47,815      1,521,473
McCormick & Co., Inc. (a)                                  4,035        161,803
Sara Lee Corp.                                            22,542        307,924
Tyson Foods, Inc., Class A                                 8,558        127,514
WM Wrigley Jr. Co.                                         6,759        533,691
                                                                   ------------
                                                                      5,722,160
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Gas-Distribution (0.1%)
Nicor, Inc. (a)                                            1,404   $     55,907
Questar Corp.                                              5,371        284,019
                                                                   ------------
                                                                        339,926
                                                                   ------------

Healthcare Equipment & Supplies (2.2%)
Baxter International, Inc.                                19,791      1,357,861
Becton Dickinson & Co.                                     7,733        656,609
Boston Scientific Corp. *                                 42,641        507,001
Covidien, Ltd.                                            15,800        777,992
CR Bard, Inc.                                              3,051        283,255
Hospira, Inc. *                                            4,888        186,526
Intuitive Surgical, Inc. *                                 1,215        378,217
Medtronic, Inc.                                           35,285      1,864,106
St Jude Medical, Inc. * (a)                               10,584        493,003
Stryker Corp. (a)                                          7,611        488,550
Varian Medical Systems, Inc. *                             3,933        235,980
Zimmer Holdings, Inc. *                                    7,348        506,351
                                                                   ------------
                                                                      7,735,451
                                                                   ------------

Healthcare Providers & Services (2.0%)
Aetna, Inc.                                               15,282        626,715
AmerisourceBergen Corp. (a)                                5,239        219,357
Cardinal Health, Inc.                                     11,341        609,352
Cigna Corp.                                                8,800        325,776
Coventry Health Care, Inc. *                               4,863        172,004
DaVita, Inc. *                                             3,302        184,417
Express Scripts, Inc. *                                    8,027        566,225
Humana, Inc. *                                             5,244        230,264
Laboratory Corp. of America Holdings *                     3,460        233,827
McKesson Corp.                                             8,759        490,416
Medco Health Solutions, Inc. *                            16,006        793,578
Patterson Cos., Inc. *                                     3,954        123,483
Quest Diagnostics, Inc. (a)                                4,863        258,517
Tenet Healthcare Corp. * (a)                              14,743         85,362
UnitedHealth Group, Inc.                                  38,813      1,089,869
WellPoint, Inc. *                                         16,625        871,981
                                                                   ------------
                                                                      6,881,143
                                                                   ------------

Healthcare Technology (0.0%)
IMS Health, Inc.                                           5,437        113,633
                                                                   ------------

Hotels Restaurants & Leisure (1.3%)
Carnival Corp. (a)                                        13,576        501,497
Darden Restaurants, Inc. (a)                               4,408        143,569
International Game Technology                              9,882        214,538
Marriott International, Inc.,
   Class A (a)                                             9,477        245,549
McDonald's Corp.                                          35,741      2,136,954
Starbucks Corp. *                                         23,188        340,632
Starwood Hotels & Resorts
   Worldwide, Inc.                                         5,909        202,620
Wendy's International, Inc.                                2,717         62,355
Wyndham Worldwide Corp.                                    5,557         99,693
Yum! Brands, Inc.                                         14,956        535,724
                                                                   ------------
                                                                      4,483,131
                                                                   ------------

                                    Continued

                                                                    Equity Index
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Household Durables (0.4%)
Black & Decker Corp. (a)                                   1,796   $    107,796
Centex Corp. (a)                                           3,732         54,786
DR Horton, Inc. (a)                                        8,502         94,542
Fortune Brands, Inc. (a)                                   4,766        273,139
Harman International Industries,
   Inc. (a)                                                1,882         77,482
KB Home (a)                                                2,395         42,128
Leggett & Platt, Inc. (a)                                  5,435        105,982
Lennar Corp., Class A (a)                                  4,338         52,490
Newell Rubbermaid, Inc.                                    8,596        142,092
Pulte Homes, Inc.                                          6,608         80,684
Snap-On, Inc.                                              1,802        101,435
Stanley Works (The) (a)                                    2,554        113,602
Whirlpool Corp. (a)                                        2,427        183,724
                                                                   ------------
                                                                      1,429,882
                                                                   ------------

Household Products (2.4%)
Clorox Co.                                                 4,305        234,622
Colgate-Palmolive Co.                                     16,050      1,192,034
Kimberly-Clark Corp.                                      13,242        765,785
Procter & Gamble Co.                                      96,256      6,302,843
                                                                   ------------
                                                                      8,495,284
                                                                   ------------

Industrial Conglomerates (3.2%)
3M Co.                                                    22,270      1,567,585
General Electric Co. (c)                                 314,428      8,895,168
Textron, Inc.                                              7,769        337,719
Tyco International, Ltd.                                  15,130        674,193
                                                                   ------------
                                                                     11,474,665
                                                                   ------------

Insurance (3.4%)
Aflac, Inc. (a)                                           15,075        838,321
Allstate Corp. (The)                                      17,270        798,219
American International Group, Inc.                        84,751      2,207,764
AON Corp.                                                  9,294        425,665
Assurant, Inc.                                             3,002        180,480
Chubb Corp.                                               11,601        557,312
Cincinnati Financial Corp.                                 5,351        148,972
Genworth Financial, Inc., Class A                         13,773        219,955
Hartford Financial Services
   Group, Inc.                                             9,884        626,547
Lincoln National Corp.                                     8,124        387,515
Loews Corp. (a)                                           11,378        507,004
Marsh & McLennan Cos., Inc.                               16,220        458,215
MBIA, Inc. (a)                                             6,778         40,193
MetLife, Inc.                                             22,304      1,132,374
Principal Financial Group, Inc.                            8,264        351,303
Progressive Corp. (The) (a)                               21,637        438,149
Prudential Financial, Inc.                                13,741        947,717
Safeco Corp.                                               2,722        180,087
Torchmark Corp.                                            2,738        158,941
Travelers Cos., Inc. (The)                                19,034        839,780
Unum Group                                                11,225        271,196
XL Capital, Ltd., Class A (a)                              9,581        171,404
                                                                   ------------
                                                                     11,887,113
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Internet & Catalog Retail (0.3%)
Amazon.Com, Inc. *                                         9,686   $    739,429
Expedia, Inc. * (a)                                        6,358        124,426
IAC/InterActiveCorp *                                      5,944        103,783
                                                                   ------------
                                                                        967,638
                                                                   ------------

Internet Software & Services (1.6%)
Akamai Technologies, Inc. *                                5,152        120,248
eBay, Inc. *                                              34,978        880,396
Google, Inc., Class A *                                    7,331      3,473,061
VeriSign, Inc. *                                           6,194        201,553
Yahoo!, Inc. * (a)                                        43,440        864,022
                                                                   ------------
                                                                      5,539,280
                                                                   ------------

IT Services (1.1%)
Affiliated Computer Services, Inc.,
   Class A *                                               3,098        149,324
Automatic Data Processing, Inc.                           16,178        690,962
Cognizant Technology Solutions
   Corp., Class A *                                        8,998        252,574
Computer Sciences Corp. *                                  4,755        225,244
Convergys Corp. *                                          4,218         53,569
Electronic Data Systems Corp.                             15,834        392,842
Fidelity National Information
   Services, Inc.                                          5,286        100,170
Fiserv, Inc. *                                             5,192        248,281
Mastercard, Inc., Class A                                  2,296        560,568
Paychex, Inc.                                             10,136        333,677
Total System Services, Inc.                                6,259        122,551
Unisys Corp. *                                            10,888         40,177
Western Union Co. (The)                                   23,361        645,698
                                                                   ------------
                                                                      3,815,637
                                                                   ------------

Leisure Equipment & Products (0.2%)
Eastman Kodak Co. (a)                                      8,929        130,720
Hasbro, Inc.                                               4,576        177,183
Mattel, Inc.                                              11,413        228,831
                                                                   ------------
                                                                        536,734
                                                                   ------------

Life Sciences Tools & Services (0.4%)
Applied Biosystems, Inc.                                   5,180        191,297
Millipore Corp. *                                          1,679        118,118
PerkinElmer, Inc.                                          3,774        109,823
Thermo Fisher Scientific, Inc. *                          13,272        803,221
Waters Corp. *                                             3,105        210,954
                                                                   ------------
                                                                      1,433,413
                                                                   ------------

Machinery (1.9%)
Caterpillar, Inc. (a)                                     19,388      1,347,854
Cummins, Inc. (a)                                          6,474        429,485
Danaher Corp. (a)                                          8,098        645,006
Deere & Co.                                               13,536        949,686
Dover Corp.                                                6,016        298,574
Eaton Corp.                                                5,227        371,326
Illinois Tool Works, Inc. (a)                             12,613        590,919
Ingersoll-Rand Co., Ltd., Class A                         10,181        366,513
ITT Corp. (a)                                              5,634        377,252

                                    Continued

Equity Index
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Machinery, continued
Manitowoc Co., Inc. (The)                                  4,237   $    111,687
Paccar, Inc. (a)                                          11,602        487,980
Pall Corp.                                                 3,814        154,162
Parker Hannifin Corp.                                      5,206        321,106
Terex Corp. * (a)                                          3,170        150,036
                                                                   ------------
                                                                      6,601,586
                                                                   ------------

Media (2.7%)
CBS Corp., Class B                                        21,310        348,632
Comcast Corp., Class A (a)                                93,457      1,927,083
DIRECTV Group, Inc. (The) * (a)                           22,336        603,519
Gannett Co., Inc. (a)                                      7,246        131,297
Interpublic Group of Cos., Inc. * (a)                     14,668        128,932
McGraw-Hill Cos., Inc. (The)                              10,182        414,102
Meredith Corp.                                             1,197         30,595
News Corp., Class A                                       72,807      1,028,763
New York Times Co. (The), Class A (a)                      4,478         56,378
Omnicom Group, Inc.                                       10,214        436,036
Scripps Networks Interactive, Inc.,
   Class A *                                               2,792        113,188
Time Warner, Inc.                                        113,145      1,620,236
Viacom, Inc., Class B *                                   19,744        551,450
Walt Disney Co. (The) (a)                                 60,136      1,825,128
Washington Post Co. (The), Class B                           181        111,903
                                                                   ------------
                                                                      9,327,242
                                                                   ------------

Metals & Mining (1.2%)
AK Steel Holding Corp.                                     3,532        224,282
Alcoa, Inc.                                               25,698        867,308
Allegheny Technologies, Inc. (a)                           3,180        150,382
Freeport-McMoRan Copper &
   Gold, Inc. (a)                                         12,035      1,164,386
Newmont Mining Corp. (a)                                  14,340        687,746
Nucor Corp. (a)                                            9,908        566,936
Titanium Metals Corp. (a)                                  2,725         30,684
United States Steel Corp.                                  3,678        589,804
                                                                   ------------
                                                                      4,281,528
                                                                   ------------

Multiline Retail (0.7%)
Big Lots, Inc. * (a)                                       2,621         79,836
Dillard's, Inc., Class A (a)                               1,893         19,138
Family Dollar Stores, Inc. (a)                             4,529        105,526
JC Penney Co., Inc.                                        6,896        212,604
Kohl's Corp. *                                             9,560        400,659
Macy's, Inc.                                              13,488        253,709
Nordstrom, Inc. (a)                                        5,697        163,732
Sears Holdings Corp. * (a)                                 2,164        175,284
Target Corp. (a)                                          24,639      1,114,422
                                                                   ------------
                                                                      2,524,910
                                                                   ------------

Multi-Utilities (1.2%)
Ameren Corp.                                               6,459        265,400
Centerpoint Energy, Inc. (a)                               9,993        157,590
CMS Energy Corp. (a)                                       6,987         94,324
Consolidated Edison, Inc. (a)                              8,431        334,711
Dominion Resources, Inc.                                  18,237        805,711

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Multi-Utilities, continued
DTE Energy Co. (a)                                         4,972   $    203,753
Integrys Energy Group, Inc. (a)                            2,364        120,706
NiSource, Inc. (a)                                         8,530        145,692
PG&E Corp. (a)                                            11,382        438,548
Public Service Enterprise Group, Inc. (a)                 16,141        674,694
Sempra Energy                                              7,833        439,901
TECO Energy, Inc. (a)                                      6,550        121,502
Xcel Energy, Inc. (a)                                     13,779        276,407
                                                                   ------------
                                                                      4,078,939
                                                                   ------------

Office Electronics (0.1%)
Xerox Corp.                                               28,072        382,902
                                                                   ------------

Oil & Gas (10.7%)
Anadarko Petroleum Corp.                                  14,873        861,296
Apache Corp.                                              10,565      1,185,076
Cabot Oil & Gas Corp.                                      3,072        135,199
Chesapeake Energy Corp. (a)                               15,150        759,772
Chevron Corp.                                             65,181      5,511,705
ConocoPhillips                                            48,590      3,965,916
Consol Energy, Inc.                                        5,806        431,908
Devon Energy Corp.                                        14,023      1,330,643
El Paso Corp.                                             22,498        403,389
EOG Resources, Inc.                                        7,794        783,531
Exxon Mobil Corp. (c)                                    166,527     13,393,767
Hess Corp.                                                 8,906        903,068
Marathon Oil Corp.                                        22,258      1,101,103
Massey Energy Co.                                          2,550        189,338
Murphy Oil Corp.                                           6,055        482,765
Noble Energy, Inc.                                         5,375        397,051
Occidental Petroleum Corp.                                25,846      2,037,440
Peabody Energy Corp.                                       8,559        579,016
Range Resources Corp.                                      4,881        237,021
Southwestern Energy Co. *                                 10,758        390,623
Spectra Energy Corp.                                      19,740        536,336
Sunoco, Inc. (a)                                           3,745        152,085
Tesoro Corp. (a)                                           4,257         65,728
Valero Energy Corp.                                       16,825        562,123
Williams Cos., Inc.                                       18,293        586,291
XTO Energy, Inc.                                          16,927        799,462
                                                                   ------------
                                                                     37,781,652
                                                                   ------------

Paper & Forest Products (0.3%)
International Paper Co. (a)                               13,367        370,533
MeadWestvaco Corp.                                         5,707        153,005
Weyerhaeuser Co.                                           6,761        361,443
                                                                   ------------
                                                                        884,981
                                                                   ------------

Personal Products (0.2%)
Avon Products, Inc.                                       13,461        570,746
Estee Lauder Cos., Inc. (The),
   Class A (a)                                             3,566        157,261
                                                                   ------------
                                                                        728,007
                                                                   ------------

                                    Continued

                                                                    Equity Index
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Pharmaceuticals (6.2%)
Abbott Laboratories                                       48,634   $  2,740,040
Allergan, Inc.                                             9,832        510,576
Barr Pharmaceuticals, Inc. *                               3,336        220,109
Bristol-Myers Squibb Co.                                  62,111      1,311,784
Eli Lilly & Co.                                           31,288      1,473,978
Forest Laboratories, Inc. *                                9,382        333,155
Johnson & Johnson                                         88,832      6,082,327
King Pharmaceuticals, Inc. * (a)                           7,597         87,441
Merck & Co., Inc.                                         67,663      2,226,113
Mylan Laboratories, Inc. * (a)                             9,405        121,983
Pfizer, Inc.                                             213,662      3,989,069
Schering-Plough Corp.                                     50,994      1,074,953
Watson Pharmaceuticals, Inc. *                             3,189         92,194
Wyeth                                                     42,184      1,709,296
                                                                   ------------
                                                                     21,973,018
                                                                   ------------

Real Estate Investment Trusts (1.2%)
Apartment Investment & Management
   Co., Class A (a)                                        2,742         93,694
AvalonBay Communities, Inc. (a)                            2,481        247,380
Boston Properties, Inc.                                    3,703        356,192
Developers Diversified Realty Corp.                        3,864        123,493
Equity Residential (a)                                     8,622        372,212
General Growth Properties, Inc. (a)                        8,509        233,232
HCP, Inc. (a)                                              7,455        268,902
Host Hotels & Resorts, Inc. (a)                           16,249        213,024
Kimco Realty Corp. (a)                                     7,847        276,921
Plum Creek Timber Co., Inc. (a)                            5,431        264,598
Prologis (a)                                               8,239        402,722
Public Storage (a)                                         3,873        317,160
Simon Property Group, Inc. (a)                             7,101        657,766
Vornado Realty Trust (a)                                   4,336        412,224
                                                                   ------------
                                                                      4,239,520
                                                                   ------------

Real Estate Management
   & Development (0.0%)
CB Richard Ellis Group, Inc.,
   Class A * (a)                                           5,370         75,448
                                                                   ------------

Road & Rail (1.2%)
Burlington Northern Santa Fe Corp.                         9,206        958,621
CSX Corp.                                                 12,735        860,631
Norfolk Southern Corp.                                    11,896        855,560
Ryder System, Inc.                                         1,861        122,752
Union Pacific Corp.                                       16,316      1,345,091
                                                                   ------------
                                                                      4,142,655
                                                                   ------------

Semiconductors & Semiconductor
   Equipment (2.4%)
Advanced Micro Devices, Inc. * (a)                        18,636         78,458
Altera Corp.                                               9,654        211,905
Analog Devices, Inc.                                       9,163        279,563
Applied Materials, Inc.                                   42,876        742,612
Broadcom Corp., Class A * (a)                             14,052        341,323
Intel Corp.                                              180,798      4,011,908
Kla-Tencor Corp.                                           5,309        199,565

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Semiconductors & Semiconductor
   Equipment, continued
Linear Technology Corp. (a)                                6,907   $    214,462
LSI Corp. *                                               20,215        140,292
MEMC Electronic Materials, Inc. *                          7,177        331,649
Microchip Technology, Inc.                                 5,946        189,856
Micron Technology, Inc. * (a)                             23,548        113,737
National Semiconductor Corp.                               6,831        143,110
Novellus Systems, Inc. *                                   2,949         60,071
Nvidia Corp. *                                            17,530        200,543
Teradyne, Inc. *                                           5,402         50,617
Texas Instruments, Inc.                                   41,756      1,018,011
Xilinx, Inc.                                               8,676        215,425
                                                                   ------------
                                                                      8,543,107
                                                                   ------------

Software (3.5%)
Adobe Systems, Inc. *                                     16,731        691,827
Autodesk, Inc. *                                           7,156        228,205
BMC Software, Inc. * (a)                                   5,874        193,196
CA, Inc. (a)                                              12,092        288,515
Citrix Systems, Inc. *                                     5,902        157,229
Compuware Corp. *                                          8,904         97,944
Electronic Arts, Inc. *                                    9,947        429,511
Intuit, Inc. *                                            10,041        274,421
Microsoft Corp. (c)                                      252,671      6,498,698
Novell, Inc. *                                            10,885         60,629
Oracle Corp. *                                           125,175      2,695,018
Symantec Corp. *                                          26,269        553,488
                                                                   ------------
                                                                     12,168,681
                                                                   ------------

Specialty Retail (1.5%)
Abercrombie & Fitch Co., Class A                           2,696        148,873
AutoNation, Inc. * (a)                                     4,293         44,304
AutoZone, Inc. *                                           1,298        169,116
Bed Bath & Beyond, Inc. * (a)                              7,944        221,082
Best Buy Co., Inc. (a)                                    10,918        433,663
GameStop Corp., Class A * (a)                              5,257        212,961
Gap, Inc. (The) (a)                                       13,708        220,973
Home Depot, Inc.                                          53,735      1,280,505
Limited Brands, Inc. (a)                                   9,141        150,735
Lowe's Cos., Inc.                                         46,002        934,761
Office Depot, Inc. *                                       8,487         57,712
RadioShack Corp.                                           4,287         71,507
Sherwin-Williams Co. (The) (a)                             3,106        165,394
Staples, Inc.                                             22,212        499,770
Tiffany & Co. (a)                                          3,865        146,058
TJX Cos., Inc.                                            13,387        451,276
                                                                   ------------
                                                                      5,208,690
                                                                   ------------

Textiles Apparel & Luxury Goods (0.4%)
Coach, Inc. * (a)                                         10,636        271,324
Jones Apparel Group, Inc. (a)                              2,653         44,411
Liz Claiborne, Inc.                                        3,182         41,589
Nike, Inc., Class B (a)                                   12,029        705,862
Polo Ralph Lauren Corp., Class A                           1,864        110,293
VF Corp.                                                   2,765        197,919
                                                                   ------------
                                                                      1,371,398
                                                                   ------------

                                    Continued

Equity Index
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Thrifts & Mortgage Finance (0.4%)
Fannie Mae (a)                                            33,654   $    387,021
Freddie Mac (a)                                           20,260        165,524
Hudson City Bancorp, Inc. (a)                             16,546        302,130
MGIC Investment Corp. (a)                                  4,217         26,989
Sovereign Bancorp, Inc. (a)                               15,057        143,342
Washington Mutual, Inc. (a)                               46,784        249,359
                                                                   ------------
                                                                      1,274,365
                                                                   ------------

Tobacco (1.6%)
Altria Group, Inc.                                        66,375      1,350,731
Lorillard, Inc. *                                          5,477        367,562
Philip Morris International, Inc.                         66,375      3,428,269
Reynolds American, Inc. (a)                                5,323        297,183
UST, Inc. (a)                                              4,702        247,372
                                                                   ------------
                                                                      5,691,117
                                                                   ------------

Trading Companies & Distributors (0.1%)
WW Grainger, Inc. (a)                                      2,096        187,613
                                                                   ------------

Utilities (0.3%)
AES Corp. (The) *                                         21,532        347,526
Constellation Energy Group, Inc.                           5,616        467,027
Dynegy, Inc., Class A *                                   15,754        106,024
                                                                   ------------
                                                                        920,577
                                                                   ------------

Wireless Telecommunication
   Services (0.4%)
American Tower Corp., Class A *                           12,447        521,529
Sprint Nextel Corp.                                       90,348        735,433
                                                                   ------------
                                                                      1,256,962
                                                                   ------------

Total Common Stocks                                                 348,669,841
                                                                   ------------

Investment Companies (9.4%)
State Street Navigator Securities
   Lending Portfolio (d)                              33,029,455     33,029,455
                                                                   ------------

Total Investment Companies                                           33,029,455
                                                                   ------------

Investments in Affiliates (1.3%)
Cash & Cash Equivalents (1.2%)
Fifth Third Institutional Money
   Market Fund (b)                                     4,274,338      4,274,338
                                                                   ------------

Commercial Banks (0.1%)
Fifth Third Bancorp                                       18,250        254,953
                                                                   ------------

Total Investments in Affiliates                                       4,529,291
                                                                   ------------

Total Investments (Cost $198,846,236) - 109.9%                      386,228,587
                                                                   ------------

Liabilities in excess of other assets - (9.9)%                      (34,723,003)
                                                                   ------------

NET ASSETS - 100.0%                                                $351,505,584
                                                                   ============

                                    Continued

Notes to Schedule of Investments

*     Non-income producing security.

(a)   All or part of this security was on loan.

(b)   Investment is in Institutional Shares of underlying fund.

(c) All or part of this security has been designated as collateral for futures contracts.

(d) Represents investments of cash collateral received in connection with securities lending.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                            International Equity
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Foreign Stocks(c) (97.4%)
Australia (5.7%)
ASX, Ltd.                                                109,768   $  3,530,582
Australia & New Zealand Banking
   Group, Ltd.                                            20,517        308,157
BHP Billiton, Ltd.                                        17,366        648,625
BlueScope Steel, Ltd.                                    428,015      4,644,225
Coca-Cola Amatil, Ltd.                                    19,435        139,950
Commonwealth Bank of Australia (a)                         1,768         65,161
Goodman Fielder, Ltd. (a)                              1,171,824      1,440,467
Macquarie Infrastructure Group (a)                     1,664,461      3,969,405
National Australia Bank, Ltd.                             80,624      1,836,041
Qantas Airways, Ltd.                                   1,375,076      4,229,291
St George Bank, Ltd.                                      20,466        525,827
Telstra Corp., Ltd.                                      610,765      2,567,978
Wesfarmers, Ltd. (a)                                       2,486         79,741
Westpac Banking Corp. (a)                                 68,938      1,374,523
                                                                   ------------
                                                                     25,359,973
                                                                   ------------

Austria (0.9%)
OMV AG                                                    38,793      2,673,195
Voestalpine AG (a)                                        17,239      1,131,684
                                                                   ------------
                                                                      3,804,879
                                                                   ------------

Belgium (1.0%)
Belgacom SA                                               39,569      1,554,165
Dexia SA (a)                                             103,811      1,415,773
InBev NV (a)                                              21,804      1,467,898
                                                                   ------------
                                                                      4,437,836
                                                                   ------------

Bermuda (0.7%)
Orient Overseas
   (International), Ltd.                                 155,564        677,701
Pacific Basin Shipping, Ltd.                           1,885,009      2,646,067
                                                                   ------------
                                                                      3,323,768
                                                                   ------------

Denmark (1.5%)
Danisco A/S (a)                                           30,100      2,053,012
FLSmidth & Co. A/S                                         2,625        254,540
Novo Nordisk A/S, Class B                                 72,076      4,585,351
                                                                   ------------
                                                                      6,892,903
                                                                   ------------

Finland (0.6%)
Kesko Oyj, B Shares                                       35,134        970,277
Neste Oil Oyj                                                 72          1,739
Nokia Oyj                                                 37,995      1,038,541
Outokumpu Oyj                                             22,706        529,524
                                                                   ------------
                                                                      2,540,081
                                                                   ------------

France (9.5%)
AXA SA (a)                                                14,285        421,923
BNP Paribas *                                                283         28,164
Bouygues                                                  38,313      2,466,124
Carrefour SA                                              16,487        838,662
Casino Guichard Perrachon SA (a)                          10,272      1,021,649
Cie de Saint-Gobain (a)                                   52,869      3,286,412
CNP Assurances                                            31,927      3,556,049
France Telecom SA (a)                                    206,333      6,551,324

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Foreign Stocks, continued
France, continued
Imerys SA                                                    287   $     17,155
Lafarge SA (a)                                            24,079      3,271,724
Legrand SA (a)                                            58,468      1,490,193
Natixis (a)                                               15,698        127,839
Sanofi-Aventis SA (a)                                     86,858      6,095,652
Total SA (d)                                              93,492      7,167,970
Vivendi                                                  144,765      6,050,789
                                                                   ------------
                                                                     42,391,629
                                                                   ------------

Germany (8.4%)
BASF SE (d)                                              101,758      6,452,200
Bayerische Motoren Werke AG                              106,961      4,801,659
Deutsche Lufthansa AG (a)                                204,759      4,697,486
E.ON AG                                                    1,224        233,551
Hannover Rueckversicherung AG                             58,949      2,818,204
MAN AG                                                    31,499      3,176,425
Muenchener Rueckversicherungs AG                          27,013      4,499,139
RWE AG                                                    48,207      5,781,837
Salzgitter AG                                              2,789        457,037
ThyssenKrupp AG                                           79,223      4,432,526
                                                                   ------------
                                                                     37,350,064
                                                                   ------------

Great Britain (18.9%)
Antofagasta PLC                                          421,020      4,796,251
AstraZeneca PLC                                          144,225      6,990,735
Aviva PLC                                                 35,419        351,432
BP PLC (d)                                               850,558      8,736,044
British American Tobacco PLC                              88,866      3,205,948
BT Group PLC                                             291,583        980,400
Centrica PLC                                             429,741      2,667,338
GKN PLC                                                  920,530      3,864,667
GlaxoSmithKline PLC                                      136,763      3,183,960
HBOS PLC                                                 192,094      1,102,544
HSBC Holdings PLC                                        208,840      3,455,292
ICAP PLC                                                 129,293      1,274,228
Investec PLC                                             545,228      3,647,894
J Sainsbury PLC                                          128,345        800,404
Kazakhmys PLC                                            145,259      4,272,925
Legal & General Group PLC                              2,024,247      3,892,658
Lloyds TSB Group PLC                                     202,413      1,181,647
National Grid PLC                                         86,746      1,143,216
Next PLC                                                  74,358      1,397,469
Old Mutual PLC                                         2,116,656      4,036,987
Scottish & Southern Energy PLC                            33,911        938,639
Severn Trent PLC                                           3,305         86,716
Smith & Nephew PLC                                       115,861      1,235,484
Stagecoach Group PLC                                     312,813      1,750,610
Standard Chartered PLC                                   177,805      5,405,120
Tate & Lyle PLC                                          258,521      1,992,503
Tesco PLC                                                 51,740        367,625
Tomkins PLC                                            1,037,380      2,531,048
Unilever PLC                                              46,355      1,269,493
United Utilities Group PLC *                             342,431      1,153,874
United Utilities Group PLC                               264,605      3,635,846
Vedanta Resources PLC                                     28,947      1,150,111
Vodafone Group PLC                                       499,465      1,341,053
                                                                   ------------
                                                                     83,840,161
                                                                   ------------

                                    Continued

International Equity
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Foreign Stocks, continued
Greece (0.5%)
Alpha Bank AE                                             13,602   $    401,027
EFG Eurobank Ergasias SA                                  60,972      1,510,810
Hellenic Petroleum SA                                     11,505        151,114
                                                                   ------------
                                                                      2,062,951
                                                                   ------------

Hong Kong (2.4%)
BOC Hong Kong Holdings, Ltd.                           1,515,978      3,821,447
Hang Seng Bank, Ltd.                                      28,004        550,509
Hong Kong Exchanges and
   Clearing, Ltd.                                        115,600      1,710,930
HongKong Electric Holdings                               190,500      1,101,923
Hopewell Holdings                                        149,000        534,220
Wharf Holdings, Ltd.                                     535,000      2,368,882
Wheelock & Co., Ltd.                                     167,000        454,261
Wing Hang Bank, Ltd.                                       1,000         13,417
                                                                   ------------
                                                                     10,555,589
                                                                   ------------

Ireland (1.0%)
Anglo Irish Bank Corp. PLC                               518,529      4,080,128
Bank of Ireland                                           36,703        310,154
                                                                   ------------
                                                                      4,390,282
                                                                   ------------

Italy (4.5%)
Enel SpA                                                 650,707      6,029,864
ENI SpA (d)                                              214,448      7,254,180
Fiat SpA                                                 280,778      4,801,366
Fondiaria-Sai SpA                                         39,780      1,322,573
Mediaset SpA                                              54,031        383,052
                                                                   ------------
                                                                     19,791,035
                                                                   ------------

Japan (21.3%)
Aeon Credit Service Co., Ltd. (a)                        132,500      1,688,347
Aisin Seiki Co., Ltd.                                     98,800      2,571,988
Alps Electric Co., Ltd. (a)                              123,600      1,263,108
Asahi Breweries, Ltd. (a)                                 19,900        372,477
Asahi Kasei Corp.                                        138,000        705,185
Brother Industries, Ltd. (a)                             132,700      1,671,313
Canon, Inc.                                               53,700      2,453,880
Coca-Cola West Holdings Co., Ltd. (a)                     29,400        649,291
Daihatsu Motor Co., Ltd. (a)                              28,000        332,025
Dena Co., Ltd. (a)                                           195        939,927
Fujitsu, Ltd.                                            116,000        844,014
Hino Motors, Ltd.                                        359,000      1,877,107
Hitachi Chemical Co., Ltd.                                32,200        613,580
Hitachi Construction Machinery
   Co., Ltd.                                              45,900      1,191,828
Isuzu Motors, Ltd.                                       151,000        647,233
JFE Holdings, Inc.                                        35,600      1,719,281
Kawasaki Kisen Kaisha, Ltd.                               82,000        641,262
Kobe Steel, Ltd.                                       1,503,000      4,223,055
Konica Minolta Holdings, Inc.                            256,500      4,200,311
Lawson, Inc.                                               8,400        434,465
Minebea Co., Ltd.                                         11,000         58,075
Mitsubishi Corp.                                         155,800      4,517,877
Mitsubishi Tanabe Pharma Corp.                           104,000      1,350,793

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Foreign Stocks, continued
Japan, continued
Mitsubishi UFJ Lease & Finance
   Co., Ltd.                                              68,720   $  3,001,126
Mitsui OSK Lines, Ltd.                                   258,000      3,324,616
NHK Spring Co., Ltd.                                     110,000        775,112
Nippon Telegraph & Telephone Corp.                           736      3,730,922
Nippon Yusen KK                                          189,000      1,605,878
Nissan Motor Co., Ltd.                                   628,221      4,830,640
Nisshin Steel Co., Ltd.                                  462,000      1,428,269
Nitto Denko Corp.                                         74,100      2,119,624
NSK, Ltd.                                                339,000      2,798,285
NTN Corp. (a)                                            122,000        759,957
NTT DoCoMo, Inc.                                           1,930      3,111,049
Promise Co., Ltd.                                         15,200        387,546
Ricoh Co., Ltd.                                           59,000        949,693
Sankyo Co., Ltd.                                          55,000      3,318,471
Shinsei Bank, Ltd.                                       916,000      3,151,213
Stanley Electric Co., Ltd.                               106,700      2,190,198
Sumitomo Mitsui Financial
   Group, Inc.                                               364      2,804,439
Sumitomo Trust & Banking
   Co., Ltd. (The)                                       295,000      2,013,744
Suzuki Motor Corp.                                        10,200        221,527
Takefuji Corp. (a)                                        42,320        581,453
TDK Corp.                                                 64,800      3,763,963
Tokai Rika Co., Ltd.                                      93,394      1,587,871
Tokyo Electron, Ltd.                                      55,500      3,114,704
Tosoh Corp.                                              811,000      3,486,875
Toyota Motor Corp.                                       105,200      4,520,408
                                                                   ------------
                                                                     94,544,005
                                                                   ------------

Netherlands (3.5%)
Heineken Holding NV                                       24,893      1,061,706
ING Groep NV (a) (d)                                     211,984      6,929,790
Koninklijke Ahold NV                                     181,280      2,063,997
Royal Dutch Shell PLC, A Shares                           13,001        463,142
Royal Dutch Shell PLC, B Shares                          141,781      4,994,271
                                                                   ------------
                                                                     15,512,906
                                                                   ------------

Norway (1.3%)
StatoilHydro ASA                                         178,715      5,806,311
                                                                   ------------

Singapore (2.2%)
DBS Group Holdings, Ltd.                                 108,000      1,508,422
Jardine Cycle & Carriage, Ltd. (a)                        47,515        603,794
Neptune Orient Lines, Ltd. (a)                           612,000      1,252,884
Olam International, Ltd. (a)                             538,000        887,984
Oversea-Chinese Banking Corp.                            668,000      4,102,507
Singapore Airlines, Ltd.                                  55,270        608,370
United Overseas Bank, Ltd.                                44,000        624,739
Wilmar International, Ltd. (a)                            43,000        137,245
                                                                   ------------
                                                                      9,725,945
                                                                   ------------

Spain (5.1%)
ACS Actividades de Construccion y
   Servicios SA                                           19,226        944,804
Banco Bilbao Vizcaya Argentaria SA                       133,626      2,444,513

                                    Continued

                                                            International Equity
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Foreign Stocks, continued
Spain, continued
Banco Santander Central Hispano
   SA (a) (d)                                            419,110   $  8,087,317
Repsol YPF SA                                            110,126      3,697,809
Telefonica SA (d)                                        249,670      6,504,263
Union Fenosa SA                                           39,615      1,061,373
                                                                   ------------
                                                                     22,740,079
                                                                   ------------

Sweden (1.6%)
Boliden AB                                               153,481        901,076
Nordea Bank AB                                            76,200      1,086,618
Scania AB, B Shares (a)                                   65,500      1,027,263
SKF AB, B Shares (a)                                     226,600      3,841,143
Telefonaktiebolaget LM Ericsson,
   B Shares                                               17,000        178,148
                                                                   ------------
                                                                      7,034,248
                                                                   ------------

Switzerland (6.8%)
Baloise Holding AG                                        39,546      3,702,475
Compagnie Financiere Richemont SA                            742         44,525
Holcim, Ltd.                                              34,877      2,484,817
Nestle SA (d)                                            223,360      9,788,892
Novartis AG                                               98,596      5,844,287
Roche Holding AG                                           2,932        541,448
Swiss Life Holding                                        14,468      3,719,879
Swisscom AG                                                9,674      3,121,993
Xstrata PLC                                               13,695        981,749
                                                                   ------------
                                                                     30,230,065
                                                                   ------------

Total Foreign Stocks                                                432,334,710
                                                                   ------------

Investment Companies (9.0%)
United States (9.0%)
iShares MSCI EAFE Index Fund                              60,600      4,023,234
State Street Navigator Securities
   Lending Portfolio (e)                              36,115,304     36,115,304
                                                                   ------------
                                                                     40,138,538
                                                                   ------------

Total Investment Companies                                           40,138,538
                                                                   ------------

Preferred Stocks(c)(0.2%)
Germany (0.2%)
Bayerische Motoren Werke AG (a)                           16,478        606,641
RWE AG                                                     5,445        522,959
                                                                   ------------
                                                                      1,129,600
                                                                   ------------

Total Preferred Stocks                                                1,129,600
                                                                   ------------

Rights (0.0%)
Japan (0.0%)
Dowa Holdings Co., Ltd. *                                 28,000             --
                                                                   ------------

Total Rights                                                                  0
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Investments in Affiliates (1.0%)
United States (1.0%)
Fifth Third Institutional Money
   Market Fund(b)                                      4,246,813   $  4,246,813
                                                                   ------------

Total Investments in Affiliates                                       4,246,813
                                                                   ------------

Total Investments (Cost $494,506,481) - 107.6%                      477,849,661

Liabilities in excess of other assets - (7.6)%                      (33,797,953)
                                                                   ------------

NET ASSETS - 100.0%                                                $444,051,708
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   All or part of this security was on loan.

(b)   Investment is in Institutional Shares of underlying fund.

(c) The Fund's securities were fair valued at July 31, 2008 using procedures approved by the Board of Trustees.

(d) All or part of this security has been designated as collateral for futures contracts.

(e) Represents investments of cash collateral received in connection with securities lending.

Investment concentration as a percentage of net assets, by industry:

Consumer, Non-cyclic                                                        1.2%
Agricultural Operations                                                      --^
Airlines                                                                    2.1%
Auto Parts & Equipment                                                      0.2%
Auto/Truck Parts & Equipment Orig                                           0.9%
Auto-Cars/Light Trucks                                                      3.4%
Auto-Med & Heavy Duty Trucks                                                0.7%
Automobile Manufacturers                                                    1.3%
Automobiles & Components                                                    1.4%
Banks                                                                       3.3%
Beverages-Non Alcoholic                                                     0.2%
Brewery                                                                     0.8%
Building & Construction Production-Miscellaneous                            0.7%
Building Production-Cement/Aggregate                                        1.3%
Building & Construct-Miscellaneous                                          1.3%
Building-Heavy Construction                                                 0.2%
Capital Goods                                                               1.0%
Cash & Cash Equivalents                                                     1.0%
Cellular Telecom                                                            1.0%
Chemicals-Diversified                                                       2.4%
Commercial Banks Non-U.S.                                                   8.6%
Communications                                                              0.2%
Computers-Integrated Systems                                                0.2%
Computers-Memory Devices                                                    0.8%
Consumer Durables & Apparel                                                  --^
Distribution/Wholesale                                                      0.1%
Distributors                                                                0.1%
Diversified Financial Services                                              1.6%
Diversified Manufacturing Operations                                        0.6%
Diversified Minerals                                                        1.4%
Electric Products-Miscellaneous                                             0.7%
Electric-Integrated                                                         3.2%
Electric-Transmission                                                       0.3%
Electronic Components-Miscellaneous                                         0.3%

                                    Continued

International Equity
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

Investment concentration as a percentage of net assets,
by industry, continued:
Finance-Consumer Loans                                                    0.2%
Finance-Investment Banker/Broker                                           --^
Finance-Leasing Company                                                   0.7%
Finance-Other Services                                                    1.1%
Financial Services                                                         --^
Food & Staples Retailing                                                  0.2%
Food-Miscellaneous/Diversified                                            3.3%
Food-Retail                                                               1.1%
Food-Wholesale/Distribution                                               0.2%
Gas-Distribution                                                          0.6%
Import/Export                                                             1.0%
Insurance                                                                 0.9%
Investment Companies                                                      9.0%
Life/Health Insurance                                                     1.8%
Materials                                                                 1.2%
Medical Products                                                          0.3%
Medical-Drugs                                                             6.4%
Metal Processors & Fabrications                                           1.7%
Metal-Copper                                                              1.0%
Metal-Diversified                                                         0.5%
Miscellaneous                                                             1.5%
Multi-Line Insurance                                                      2.8%
Multimedia                                                                1.4%
Non-Ferrous Metals                                                         --^
Office Automation & Equipment                                             0.8%
Oil Company-Integrated                                                    9.2%
Oil Refining & Marketing                                                   --^
Property Trust                                                            0.1%
Real Estate                                                               0.5%
Regional Banks                                                            0.1%
Reinsurance                                                               1.0%
Retail-Apparel/Shoe                                                       0.3%
Retail-Convenience Store                                                  0.1%
Semiconductor Equipment                                                   0.7%
Steel-Producers                                                           3.3%
Steel-Specialty                                                           0.1%
Sugar                                                                     0.4%
Technology Hardware & Equipment                                           1.0%
Telecommunication Services                                                0.6%
Telephone-Integrated                                                      5.1%
Television                                                                0.1%
Tobacco                                                                   0.7%
Transportation                                                            2.1%
Transport-Marine                                                          1.2%
Transport-Services                                                        0.4%
Utilities                                                                 0.3%
Water                                                                     1.1%
Wireless Equipment                                                        0.2%
__^ Amount is less than 0.05%

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                Strategic Income
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Asset-Backed Securities (2.3%)
Automobile ABS Other (0.9%)
Susquehanna Auto Lease Trust, Series
   2007-1, Class B, 5.31%, 7/14/10 (b)              $  1,000,000   $    997,425
                                                                   ------------

Other ABS (1.4%)
Aerco, Ltd., Series 2A, Class A3,
   2.92%, 7/15/25 (a) (b) (e)                            909,602        700,393
Residential Asset Securities Corp.,
   Series 2006-KS3, Class AI3, 2.63%,
   4/25/36 (a)                                         1,000,000        921,690
                                                                   ------------
                                                                      1,622,083
                                                                   ------------

Total Asset-Backed Securities                                         2,619,508
                                                                   ------------

Corporate Bonds (18.2%)
Beverages-Non Alcoholic (0.4%)
PepsiCo, Inc., 4.65%, 2/15/13 (c)                        500,000        507,736
                                                                   ------------

Cable TV (0.9%)
COX Communications, Inc.,
   7.75%, 11/1/10                                      1,000,000      1,051,488
                                                                   ------------
Commercial Banks-Eastern U.S. (0.8%)
Emigrant Capital Trust, 5.21%,
   12/10/33 (a) (b)                                    1,000,000        978,367
                                                                   ------------

Commercial Banks-Southern U.S. (1.4%)
First Tennessee Capital II, Series B,
   6.30%, 4/15/34,
   (Callable 4/15/09 @100)                             1,500,000      1,102,914
Union Planters Corp.,
   4.38%, 12/1/10                                        500,000        475,128
                                                                   ------------
                                                                      1,578,042
                                                                   ------------

Electric-Integrated (1.2%)
FPL Group Capital, Inc., 6.65%,
   6/15/67,
   (Callable 6/15/17 @ 100) (a)                        1,000,000        864,961
Public Service Co. of Oklahoma,
   Series C, 4.85%, 9/15/10                              500,000        501,566
                                                                   ------------
                                                                      1,366,527
                                                                   ------------

Finance-Consumer Loans (1.5%)
SLM Corp., Series CPI, 5.06%,
   4/1/09 (a)                                          1,000,000        939,760
SLM Corp., Series CPI, 6.06%,
   11/21/13 (a)                                        1,000,000        763,140
                                                                   ------------
                                                                      1,702,900
                                                                   ------------

Finance-Investment Banker/Broker (1.2%)
Bear Stearns Cos., Inc. (The), 4.65%,
   7/2/18                                              1,000,000        850,406
Lehman Brothers Holdings Capital
   Trust V, 5.86%, 5/31/12 (a) (f)                     1,000,000        530,000
                                                                   ------------
                                                                      1,380,406
                                                                   ------------

                                    Continued

                                                                Strategic Income
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Finance-Mortgage Loan/Banker (0.1%)
Countrywide Home Loans, Inc.,
   5.63%, 7/15/09 (c)                               $    100,000   $     98,079
                                                                   ------------

Finance-Other Services (0.8%)
Cullen Frost Cap Trust I, 4.23%,
   3/1/34, (Callable 3/01/09 @100) (a)                 1,000,000        929,635
                                                                   ------------

Financial Guarantee Insurance (0.4%)
Radian Group, Inc., 5.63%, 2/15/13                     1,000,000        463,759
                                                                   ------------

Food-Miscellaneous/Diversified (0.8%)
General Mills, Inc., 5.20%, 3/17/15                      400,000        393,609
Kellogg Co., 5.13%, 12/3/12                              500,000        505,470
                                                                   ------------
                                                                        899,079
                                                                   ------------

Insurance Brokers (0.3%)
Marsh & McLennan Cos., Inc., 5.88%,
   8/1/33                                                500,000        403,632
                                                                   ------------

Money Center Banks (1.3%)
Deutsche Bankers Trust Corp., 7.25%,
   10/15/11                                            1,000,000      1,065,120
RBS Capital Trust B, 6.80%,
   9/30/08 (f)                                           500,000        443,125
                                                                   ------------
                                                                      1,508,245
                                                                   ------------

Multimedia (1.8%)
Time Warner Entertainment Co. L.P.,
   8.88%, 10/1/12                                      1,500,000      1,632,074
Walt Disney Co. (The), 4.70%,
   12/1/12 (c)                                           500,000        503,468
                                                                   ------------
                                                                      2,135,542
                                                                   ------------

Reinsurance (0.4%)
Berkshire Hathaway Finance Corp.,
   4.60%, 5/15/13 (b)                                    500,000        498,140
                                                                   ------------

Real Estate Investment Trusts (0.9%)
Developers Diversified Realty Corp.,
   3.88%, 1/30/09                                      1,000,000        990,365
                                                                   ------------

Retail-Discount (0.8%)
Wal-Mart Stores, Inc., 4.25%,
   4/15/13 (c)                                           900,000        895,193
                                                                   ------------

Retail-Drug Store (0.6%)
CVS Pass Through Trust, 7.77%,
   1/10/12 (b)                                           720,277        749,041
                                                                   ------------

Special Purpose Entity (0.8%)
HVB Funding Trust I, 8.74%,
   6/30/31, (Callable 6/30/29 @ 100) (b)               1,000,000        874,915
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Super-Regional Banks-U.S. (1.5%)
Bank of America Corp., 8.00%,
   1/30/18 (a) (c) (f)                              $    400,000   $    369,000
PNC Financial Services Group, Inc.,
   8.25%, 5/21/13 (a) (g)                                500,000        479,238
Wells Fargo Bank NA,
   5.95%, 8/26/36 (c)                                  1,000,000        877,064
                                                                   ------------
                                                                      1,725,302
                                                                   ------------

Wireless Equipment (0.3%)
Motorola, Inc., 6.50%, 11/15/28 (c)                      500,000        371,538
                                                                   ------------

Total Corporate Bonds                                                21,107,931
                                                                   ------------

Foreign Bonds (7.8%)
Commercial Banks Non-U.S. (1.4%)
HBOS PLC, 5.38%, 11/1/13 (a) (b) (f)                   2,000,000      1,691,728
                                                                   ------------

Diversified Operations (0.9%)
Hutchison Whampoa International,
   Ltd., 6.50%, 2/13/13 (b)                            1,000,000      1,026,560
                                                                   ------------

Investment Management/Advisor
   Services (0.4%)
Amvescap PLC, 5.38%, 2/27/13                             500,000        462,112
                                                                   ------------

Multi-Line Insurance (0.7%)
AXA SA, 6.46%, 12/14/18 (a) (b) (f)                    1,000,000        803,520
                                                                   ------------

Sovereign (3.5%)
Australia Government Bond, Series
   909, 7.50%, 9/15/09                           AUD   1,500,000      1,427,244
Brazil, Federal Republic, 6.00%,
   8/15/10 (e)                                   BRL   1,000,000      1,091,311
Mexico Government International Bond,
   6.75%, 9/27/34 (c)                               $  1,000,000      1,075,500
Russia Government International Bond,
   8.25%, 3/31/10 (b)                                    444,469        461,670
                                                                   ------------
                                                                      4,055,725
                                                                   ------------

Special Purpose Banks (0.9%)
Korea Development Bank,
   3.88%, 3/2/09                                       1,000,000        998,203
                                                                   ------------

Total Foreign Bonds                                                   9,037,848
                                                                   ------------

Mortgage-Backed Securities (6.2%)
CMBS Other (1.7%)
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, Series 2007-CD5,
   Class A2, 5.66%, 11/15/44                           1,000,000        973,750
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38                                             1,000,000        998,363
                                                                   ------------
                                                                      1,972,113
                                                                   ------------

                                    Continued

Strategic Income
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Mortgage-Backed Securities, continued
WL Collateral CMO Other (3.2%)
Bear Stearns Asset Backed Securities
   Trust, Series 2003-AC7, Class A2,
   5.25%, 1/25/34                                   $    546,979   $    489,350
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2003-48, Class
   2A3, 4.56%, 10/25/33 (a)                            1,168,906      1,074,628
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2004-HYB5,
   Class 4A1, 5.01%, 4/20/35 (a)                         342,242        299,536
Merrill Lynch Mortgage Investors,
   Inc., Series 2003-A1, Class 2A,
   4.76%, 12/25/32 (a)                                    30,910         30,583
Wells Fargo Mortgage Backed
   Securities Trust, Series 2004-X,
   Class 1A5, 4.93%, 11/25/34 (a)                      1,000,000        892,730
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR10,
   Class 2A14, 4.11%, 6/25/35 (a)                      1,000,000        970,361
                                                                   ------------
                                                                      3,757,188
                                                                   ------------

WL Collateral CMO Sequential (1.3%)
JP Morgan Mortgage Trust, Series
   2006-A3, Class 2A1, 5.63%,
   5/25/36 (a)                                           826,903        781,108
JP Morgan Mortgage Trust, Series
   2007-A2, Class 4A1M, 5.80%,
   4/25/37 (a)                                           811,875        746,123
                                                                   ------------
                                                                      1,527,231
                                                                   ------------

Total Mortgage-Backed Securities                                      7,256,532
                                                                   ------------

U.S. Government Agencies (4.6%)
Fannie Mae (0.4%)
4.22%, 7/1/18 (a)                                        418,322        420,111
                                                                   ------------

Freddie Mac (2.4%)
6.50%, 9/1/22                                            872,303        903,875
5.00%, 9/15/25                                           727,849        736,002
7.23%, 10/1/32 (a)                                       155,936        157,723
4.83%, 1/1/37 (a)                                        951,109        956,418
                                                                   ------------
                                                                      2,754,018
                                                                   ------------

Government National Mortgage
   Association (1.8%)
5.49%, 8/16/27 (a)                                     1,150,000      1,163,066
4.89%, 7/16/34                                         1,000,000        952,494
                                                                   ------------
                                                                      2,115,560
                                                                   ------------

Total U.S. Government Agencies                                        5,289,689
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (5.2%)
Beverages (0.3%)
Diageo PLC ADR (c)                                         4,200   $    295,596
PepsiCo, Inc. (c)                                          1,100         73,216
                                                                   ------------
                                                                        368,812
                                                                   ------------

Commercial Banks (0.8%)
US Bancorp (c)                                            11,600        355,076
Wells Fargo & Co. (c)                                     18,390        556,665
                                                                   ------------
                                                                        911,741
                                                                   ------------

Diversified Financial Services (0.3%)
Bank of America Corp. (c)                                 11,500        378,350
                                                                   ------------

Electric Utilities (0.7%)
Duke Energy Corp. (c)                                     14,900        261,942
Entergy Corp. (c)                                          2,750        294,030
Southern Co. (c)                                           8,700        307,893
                                                                   ------------
                                                                        863,865
                                                                   ------------

Food Products (0.2%)
Kraft Foods, Inc., Class A (c)                             8,974        285,553
                                                                   ------------

Multi-Utilities (0.3%)
Wisconsin Energy Corp. (c)                                 8,300        374,496
                                                                   ------------

Oil & Gas (0.2%)
Spectra Energy Corp. (c)                                   7,500        203,775
                                                                   ------------

Real Estate Investment Trusts (1.6%)
Annaly Capital Management, Inc. (c)                       28,000        421,960
HCP, Inc. (c)                                              7,650        275,935
Kimco Realty Corp. (c)                                     8,550        301,730
Public Storage, A Shares (c)                              12,000        301,200
Vornado Realty Trust                                       2,800        266,196
Weingarten Realty Investors (c)                            7,025        214,192
                                                                   ------------
                                                                      1,781,213
                                                                   ------------

Tobacco (0.8%)
Altria Group, Inc.                                        12,850        261,498
Philip Morris International, Inc.                         12,850        663,702
                                                                   ------------
                                                                        925,200
                                                                   ------------

Total Common Stocks                                                   6,093,005
                                                                   ------------

Investment Companies (27.8%)
American Income Fund, Inc. (c)                           135,400        970,818
BlackRock Income Opportunity
   Trust, Inc. (c)                                        47,500        456,475
Eaton Vance Tax-Advantaged Dividend
   Income Fund                                            23,600        516,368
ING Prime Rate Trust (c)                                 160,400        872,576
MFS Government Markets Income
   Trust (c)                                              51,484        355,240
Rivus Bond Fund                                           77,000      1,247,400
State Street Navigator Securities
   Lending Portfolio (h)                              26,566,223     26,566,223

                                    Continued

                                                                Strategic Income
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Investment Companies, continued
Templeton Global Income Fund (c)                          61,374   $    544,387
Van Kampen Senior Income Trust                           152,000        834,480
                                                                   ------------

Total Investment Companies                                           32,363,967
                                                                   ------------

Preferred Stocks (44.0%)
Cable TV (1.4%)
Comcast Corp., 7.00% (c)                                  20,000        457,600
Comcast Corp., Series B, 7.00% (c)                        50,000      1,166,000
                                                                   ------------
                                                                      1,623,600
                                                                   ------------

Closed-End Funds (1.0%)
Source Capital, Inc., 2.40%                               35,600      1,155,932
                                                                   ------------

Commercial Banks-Eastern U.S. (0.7%)
HSBC USA, Inc., Series G, 4.00% (a)                       60,000        828,000
                                                                   ------------

Commercial Banks Non-U.S. (1.5%)
Barclays Bank PLC, 8.13% (c)                              36,000        860,400
Barclays Bank PLC, Series 2, 6.63% (c)                    46,900        939,407
                                                                   ------------
                                                                      1,799,807
                                                                   ------------

Diversified Financial Services (3.9%)
Citigroup Capital VII, 7.13% (c)                         124,925      2,603,437
General Electric Capital Corp.,
   6.10% (c)                                              19,000        470,060
General Electric Capital Corp.,
   6.63% (c)                                              59,000      1,489,160
                                                                   ------------
                                                                      4,562,657
                                                                   ------------

Electric-Integrated (3.3%)
American Electric Power Co., Inc.,
   8.75% (c)                                              16,000        417,280
Constellation Energy Group, Inc.,
   Series A, 8.63% (c)                                    38,000        948,860
Entergy Arkansas, Inc., 6.00% (c)                         70,600      1,741,702
Entergy Mississippi, Inc., 6.00%                          29,300        720,780
                                                                   ------------
                                                                      3,828,622
                                                                   ------------

Electric Utilities (0.7%)
Xcel Energy, Inc., 7.60%                                  33,000        828,300
                                                                   ------------

Finance-Consumer Loans (0.6%)
HSBC Finance Corp., 6.88% (c)                             32,800        720,288
                                                                   ------------

Finance-Credit Card (0.8%)
MBNA Capital D, Series D, 8.13%                           37,800        907,200
                                                                   ------------

Finance-Investment Banker/Broker (3.0%)
Bear Stearns Capital Trust III,
   7.80% (c)                                              26,100        618,048
Credit Suisse Guernsey, Ltd.,
   7.90% (c)                                              16,000        394,560
Goldman Sachs Group, Inc. (The),
   Series A, 3.75% (a) (c)                                40,000        618,400
Lehman Brothers Holdings, Inc.,
   Series G, 3.21% (a) (c)                                19,900        177,707

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Preferred Stocks, continued
Finance-Investment Banker/Broker, continued
Lehman Brothers Holdings, Inc.,
   Series J, 7.95% (c)                                    26,000   $    410,280
Merrill Lynch & Co., Inc., Series
   G, 3.40% (a)                                           80,000        864,000
Merrill Lynch Preferred Capital
   Trust III, 7.00% (c)                                    9,800        182,868
Morgan Stanley Capital Trust VIII,
   6.45%                                                  10,800        211,680
                                                                   ------------
                                                                      3,477,543
                                                                   ------------

Financial Guarantee Insurance (0.7%)
Financial Security Assurance
   Holdings, Ltd., 6.25%                                 100,350        804,807
                                                                   ------------

Investment Managment/
   Advisor Services (0.7%)
Deutsche Bank Contingent Capital
   Trust III, 7.60%                                       36,000        844,200
                                                                   ------------

Life/Health Insurance (0.4%)
AAG Holding Co., Inc., 7.25% (c)                          20,000        407,000
                                                                   ------------

Miscellaneous (0.5%)
Duke Realty Corp., Series L,
   6.60% (c)                                              30,000        550,200
                                                                   ------------

Multi-Line Insurance (2.9%)
Aegon NV, Series 1, 4.00% (a) (c)                         51,900        804,450
ING Groep NV, 7.20% (c)                                   41,200        881,680
ING Groep NV, 8.50% (c)                                   20,000        500,000
MetLife, Inc., Series A, 4.00% (a)                        40,000        614,000
MetLife, Inc., Series B, 6.50% (c)                        30,000        619,200
                                                                   ------------
                                                                      3,419,330
                                                                   ------------

Real Estate (0.9%)
Realty Income Corp., Series E, 6.75%                      50,000      1,062,000
                                                                   ------------

Real Estate Investment Trusts (6.4%)
CBL & Associates Properties, Inc.,
   Series D, 7.38% (c)                                    20,500        354,650
Duke Realty Corp., Series M,
   6.95% (c)                                              10,000        194,200
Harris Preferred Capital Corp.,
   Series A, 7.38% (c)                                    31,800        609,288
HRPT Properties Trust, Series B,
   8.75% (c)                                              13,358        312,577
Huntington Preferred Capital, Inc.,
   7.88%                                                  15,507        340,224
Kimco Realty Corp., Series F,
   6.65% (c)                                              39,994        789,881
Kimco Realty Corp., Series G,
   7.75% (c)                                              40,000        927,600
Public Storage, Series L, 6.75%                           30,000        601,500
Public Storage, Series M, 6.63% (c)                       40,000        796,400

                                    Continued

Strategic Income
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Preferred Stocks, continued
Real Estate Investment Trusts, continued
Public Storage, Series N, 7.00% (c)                       40,000   $    864,400
Wachovia Preferred Funding Corp.,
   Series A, 7.25% (c)                                    84,500      1,571,700
                                                                   ------------
                                                                      7,362,420
                                                                   ------------

S&L/Thrifts-Southern U.S. (0.3%)
BBC Capital Trust II, 8.50%                               31,000        358,050
                                                                   ------------

Semiconductors & Semiconductor
   Equipment (0.6%)
First Tennessee Bank NA, 3.75% (a) (b)                     1,000        745,625
                                                                   ------------

Sovereign Agency (5.9%)
Fannie Mae, 7.63%                                         40,000        683,600
Fannie Mae, 8.25%                                         40,000        699,600
Fannie Mae, 8.25% (c)                                    160,000      2,686,400
Freddie Mac, 5.00% (c)                                    20,000        403,000
Freddie Mac, 5.10% (c)                                    10,000        221,000
Freddie Mac, 5.70%                                        25,500        650,250
Freddie Mac, 8.38% (a) (c)                                90,000      1,525,500
                                                                   ------------
                                                                      6,869,350
                                                                   ------------

Special Purpose Entity (1.8%)
Corporate-Backed Trust Certificates,
   Series AIG, 6.13%                                      60,000      1,014,000
Corporate-Backed Trust Certificates,
   Series HSBC, 6.25%                                     33,500        637,505
CORTS Trust for Sherwin-Williams,
   Series III, 7.25% (c)                                  17,600        408,144
                                                                   ------------
                                                                      2,059,649
                                                                   ------------

Super-Regional Banks-U.S. (5.5%)
BAC Capital Trust I, 7.00% (c)                            24,500        544,145
BAC Capital Trust III, 7.00% (c)                          48,600      1,099,818
Bank of America Corp., 8.20% (c)                          20,000        485,000
US Bancorp, 7.88% (c)                                     36,000        928,080
US Bancorp, Series B, 3.50% (a) (c)                       20,000        272,200
USB Capital XII, 6.30%                                    40,000        840,000
Wells Fargo Capital VII, 5.85%                            33,500        722,930
Wells Fargo Capital XII, 7.88%                            58,000      1,470,880
                                                                   ------------
                                                                      6,363,053
                                                                   ------------

Television (0.5%)
CBS Corp., 7.25%                                          26,000        569,660
                                                                   ------------

Total Preferred Stocks                                               51,147,293
                                                                   ------------
                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Investments in Affiliates (7.0%)
Fifth Third Institutional Money
   Market Fund (d)                                     8,128,372   $  8,128,372
                                                                   ------------

Total Investments in Affiliates                                       8,128,372
                                                                   ------------

Total Investments (Cost $160,200,220) - 123.1%                      143,044,145

Liabilities in excess of other assets - (23.1)%                     (26,878,555)
                                                                   ------------
                                                                   ------------
NET ASSETS - 100.0%                                                $116,165,590
                                                                   ============

Notes to Schedule of Investments

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   All or part of this security was on loan.

(d)   Investment is in Institutional Shares of underlying fund.

(e) The Fund's securities were fair valued at July 31, 2008 using procedures approved by the Board of Trustees.

(f) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(g) Represents investments of cash collateral received in connection with securities lending.

The following abbreviations are used in the Schedule of Investments:

ABS - Asset-Backed Security
ADR - American Depositary Receipt
AUD - Australian Dollar
BRL - Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
CORTS - Corporate-Backed Trust Security
CPI - Consumer Price Index
WL - Whole Loan

                      See notes to schedules of investments
                       and notes to financial statements.

LifeModel Aggressive(SM)
Schedule of Investments
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Investments in Affiliates (a) (100.1%)
Fifth Third All Cap Value Fund                           872,536   $ 15,688,194
Fifth Third Disciplined Large Cap
   Value Fund                                          1,920,403     22,046,227
Fifth Third High Yield Bond Fund                          81,384        743,852
Fifth Third Institutional Money
   Market Fund                                           599,554        599,554
Fifth Third International
   Equity Fund                                         3,057,453     37,423,223
Fifth Third Mid Cap Growth Fund*                       1,255,945     15,109,018
Fifth Third Quality Growth Fund                        1,293,398     21,444,545
Fifth Third Short Term Bond Fund                         398,469      3,701,775
Fifth Third Small Cap Growth Fund*                       956,504      7,738,115
Fifth Third Small Cap Value Fund                         480,235      8,183,212
Fifth Third Structured Large Cap
   Plus Fund                                           1,739,056     25,494,565
Fifth Third Total Return Bond Fund                     1,138,070     10,276,773
                                                                   ------------

Total Investments in Affiliates                                     168,449,053
                                                                   ------------

Total Investments (Cost $164,550,846) - 100.11%                     168,449,053

Liabilities in excess of other assets - (0.11)%                        (190,954)
                                                                   ------------

NET ASSETS - 100.0%                                                $168,258,099
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

                                             LifeModel Moderately Aggressive(SM)
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Investments in Affiliates (a) (100.2%)
Fifth Third All Cap Value Fund                         1,150,339   $ 20,683,105
Fifth Third Disciplined Large Cap
   Value Fund                                          2,501,379     28,715,827
Fifth Third High Yield Bond Fund                         445,618      4,072,948
Fifth Third Institutional Money
   Market Fund                                           993,237        993,237
Fifth Third International
   Equity Fund                                         4,034,447     49,381,628
Fifth Third Mid Cap Growth Fund*                       1,657,837     19,943,782
Fifth Third Quality Growth Fund                        1,685,425     27,944,339
Fifth Third Short Term Bond Fund                       2,180,743     20,259,099
Fifth Third Small Cap Growth Fund*                     1,263,159     10,218,954
Fifth Third Small Cap Value Fund                         632,973     10,785,868
Fifth Third Structured Large Cap
   Plus Fund                                           2,363,326     34,646,359
Fifth Third Total Return Bond Fund                     6,227,123     56,230,924
                                                                   ------------

Total Investments in Affiliates                                     283,876,070
                                                                   ------------

Total Investments (Cost $277,422,597) - 100.2%                      283,876,070

Liabilities in excess of other assets - 0.2%                           (631,744)
                                                                   ------------

NET ASSETS - 100.0%                                                $283,244,326
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

LifeModel Moderate(SM)
Schedule of Investments
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Investments in Affiliates (a) (100.1%)
Fifth Third All Cap Value Fund                         1,232,274   $ 22,156,293
Fifth Third Disciplined Large Cap
   Value Fund                                          2,786,285     31,986,551
Fifth Third High Yield Bond Fund                       1,126,222     10,293,670
Fifth Third Institutional Money
   Market Fund                                            36,677         36,677
Fifth Third International
   Equity Fund                                         4,321,308     52,892,805
Fifth Third Mid Cap Growth Fund*                       1,775,855     21,363,531
Fifth Third Quality Growth Fund                        1,877,295     31,125,556
Fifth Third Short Term Bond Fund                       5,524,584     51,323,386
Fifth Third Small Cap Growth Fund*                     1,352,637     10,942,832
Fifth Third Small Cap Value Fund                         677,840     11,550,391
Fifth Third Structured Large Cap
   Plus Fund                                           2,363,908     34,654,889
Fifth Third Total Return
   Bond Fund                                          15,770,567    142,408,222
                                                                   ------------

Total Investments in Affiliates                                     420,734,803
                                                                   ------------

Total Investments (Cost $431,370,008) - 100.1%                      420,734,803

Liabilities in excess of other assets - (0.1)%                         (624,758)
                                                                   ------------

NET ASSETS - 100.0%                                                $420,110,045
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

                                           LifeModel Moderately Conservative(SM)
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Investments in Affiliates (a) (100.0%)
Fifth Third All Cap Value Fund                           192,754   $  3,465,720
Fifth Third Disciplined Large Cap
   Value Fund                                            375,523      4,311,005
Fifth Third High Yield Bond Fund                         270,514      2,472,496
Fifth Third Institutional Money
   Market Fund                                           908,728        908,728
Fifth Third International
   Equity Fund                                           658,872      8,064,600
Fifth Third Mid Cap Growth Fund*                         277,866      3,342,730
Fifth Third Quality Growth Fund                          252,770      4,190,921
Fifth Third Short Term Bond Fund                       1,336,921     12,419,994
Fifth Third Small Cap Growth Fund*                       212,051      1,715,489
Fifth Third Small Cap Value Fund                         106,147      1,808,748
Fifth Third Structured Large Cap
   Plus Fund                                             461,796      6,769,927
Fifth Third Total Return Bond Fund                     3,855,489     34,815,061
                                                                   ------------

Total Investments in Affiliates                                      84,285,419
                                                                   ------------

Total Investments (Cost $85,449,475) - 100.0%                        84,285,419

Liabilities in excess of other assets - (0.0)%                          (30,173)
                                                                   ------------

NET ASSETS - 100.0%                                                $ 84,255,246
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

LifeModel Conservative(SM)
Schedule of Investments
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Investments in Affiliates (a) (100.1%)
Fifth Third All Cap Value Fund                            59,324   $  1,066,644
Fifth Third Disciplined Large Cap
   Value Fund                                            116,079      1,332,586
Fifth Third High Yield Bond Fund                         218,733      1,999,220
Fifth Third Institutional Money
   Market Fund                                           742,962        742,962
Fifth Third International
   Equity Fund                                           197,765      2,420,641
Fifth Third Mid Cap Growth Fund *                         85,632      1,030,160
Fifth Third Quality Growth Fund                           78,206      1,296,653
Fifth Third Short Term Bond Fund                       1,072,607      9,964,521
Fifth Third Small Cap Growth Fund *                       65,210        527,547
Fifth Third Small Cap Value Fund                          32,391        551,940
Fifth Third Structured Large Cap
   Plus Fund                                             142,257      2,085,494
Fifth Third Total Return Bond Fund                     3,062,029     27,650,118
                                                                   ------------

Total Investments in Affiliates                                      50,668,486
                                                                   ------------

Total Investments (Cost $53,653,608) - 100.1%                        50,668,486

Liabilities in excess of other assets - (0.1%)                          (42,242)
                                                                   ------------

NET ASSETS - 100.0%                                                $ 50,626,244
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                 High Yield Bond
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds (83.2%)
Aerospace (1.1%)
BE Aerospace, Inc., 8.50%, 7/1/18,
   (Callable 7/1/13 @ 104.25) (b)                   $    246,000   $    253,995
Moog, Inc., 7.25%, 6/15/18, (Callable
   6/15/13 @ 103.625)                                    324,000        316,710
                                                                   ------------
                                                                        570,705
                                                                   ------------
Automotive & Auto Parts (7.4%)
American Axle & Manufacturing, Inc.,
   7.88%, 3/1/17, (Callable 3/1/12
   @ 103.938) (b)                                        708,000        467,280
Asbury Automotive Group, Inc., 8.00%,
   3/15/14, (Callable 3/15/09 @ 104) (b)                 750,000        615,000
Asbury Automotive Group, Inc., 7.63%,
   3/15/17, (Callable 3/15/12 @ 103.813)                  18,000         13,298
AutoNation, Inc., 7.00%, 4/15/14,
   (Callable 4/15/09 @ 105.25)                           112,000         96,460
Ford Motor Credit Co. LLC, 7.88%,
   6/15/10                                               875,000        745,205
Ford Motor Credit Co. LLC, 8.00%,
   12/15/16 (b)                                          601,000        424,740
GMAC LLC, 6.88%, 9/15/11                                 750,000        495,226
GMAC LLC, 8.00%, 11/1/31 (b)                             750,000        420,256
Penske Auto Group, Inc., 7.75%,
   12/15/16, (Callable 12/15/11
   @ 103.875)                                            548,000        452,100
                                                                   ------------
                                                                      3,729,565
                                                                   ------------
Broadcasting (2.4%)
Clear Channel Communications, Inc.,
   4.25%, 5/15/09                                        642,000        621,135
Fisher Communications, Inc., 8.63%,
   9/15/14, (Callable 9/15/09
   @ 104.3125)                                           504,000        516,600
Radio One, Inc., Series B, 8.88%,
   7/1/11 (b)                                             72,000         60,660
                                                                   ------------
                                                                      1,198,395
                                                                   ------------
Building Materials (2.9%)
Gibraltar Industries, Inc., Series B,
   8.00%, 12/1/15, (Callable 12/1/10
   @ 104) (b)                                            750,000        622,500
US Concrete, Inc., 8.38%, 4/1/14,
   (Callable 4/1/09 @ 104.188) (b)                     1,000,000        830,000
                                                                   ------------
                                                                      1,452,500
                                                                   ------------
Cable/Satellite TV (1.0%)
GCI, Inc., 7.25%, 2/15/14, (Callable
   2/15/09 @ 103.625)                                    582,000        506,340
                                                                   ------------
Cable TV (1.3%)
Direct Holdings LLC, 7.63%, 5/15/16,
   (Callable 5/15/12 @ 103.813)                          648,000        643,140
                                                                   ------------
Capital Goods (2.1%)
Baldor Electric Co., 8.63%, 2/15/17,
   (Callable 2/15/12 @ 104.313) (b)                      101,000        101,253

                                    Continued

High Yield Bond
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Capital Goods, continued
Belden, Inc., 7.00%, 3/15/17,
   (Callable 3/15/12 @ 103.5)                       $    110,000   $    104,225
General Cable Corp., 7.13%, 4/1/17,
   (Callable 4/1/12 @ 103.563) (b)                        18,000         17,010
Mueller Water Products, Inc., 7.38%,
   6/1/17, (Callable 6/1/12 @ 103.688)(b)              1,060,000        869,200
                                                                   ------------
                                                                      1,091,688
                                                                   ------------
Chemicals (1.5%)
PolyOne Corp., 8.88%, 5/1/12 (b)                         750,000        746,250
                                                                   ------------
Consumer Products (4.9%)
Jarden Corp., 7.50%, 5/1/17,
   (Callable 5/1/12 @ 103.75) (b)                      1,098,000        955,260
Sealy Mattress Co., 8.25%, 6/15/14,
   (Callable 6/15/09 @ 104.125) (b)                      630,000        522,900
Visant Holding Corp., 8.75%,
   12/1/13, (Callable 12/1/08
   @ 106.563) (b)                                      1,077,000      1,025,842
                                                                   ------------
                                                                      2,504,002
                                                                   ------------
Containers (1.3%)
Solo Cup Co., 8.50%, 2/15/14,
   (Callable 2/15/09 @ 104.25) (b)                       750,000        641,250
                                                                   ------------
Distribution/Wholesale (1.6%)
Ace Hardware Corp., 9.13%, 6/1/16
   (Callable 6/1/12 @ 104.563)                           864,000        786,240
                                                                   ------------
Energy (8.3%)
Basic Energy Services, Inc., 7.13%,
   4/15/16, (Callable 4/15/11
   @ 103.563)                                            750,000        701,250
Berry Petroleum Co., 8.25%, 11/1/16
   (Callable 11/1/11 @ 104.125)                          854,000        841,190
Chesapeake Energy Corp., 6.50%,
   8/15/17 (b)                                           149,000        139,315
Dresser-Rand Group, Inc., 7.38%,
   11/1/14, (Callable 11/1/09
   @ 103.688) (b)                                        850,000        841,500
Forest Oil Corp., 7.25%, 6/15/19,
   (Callable 6/15/12 @ 103.625) (b)                       12,000         11,280
Helix Energy Solutions Group, Inc.,
   9.50%, 1/15/16, (Callable 1/15/12
   @ 104.75)                                             255,000        255,000
Hilcorp Energy I L.P./Hilcorp Finance
   Co., 7.75%, 11/1/15, (Callable
   11/1/10 @ 103.875)                                    409,000        375,257
Hilcorp Energy I L.P./Hilcorp Finance
   Co., 9.00%, 6/1/16, (Callable 6/1/11
   @ 104.5)                                               87,000         85,260
United Refining Co., Series 2,
   10.50%, 8/15/12, (Callable 8/15/08
   @ 105.25) (b)                                       1,022,000        950,460
                                                                   ------------
                                                                      4,200,512
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Financial Services (0.7%)
Nuveen Investments, Inc., 10.50%,
   11/15/15, (Callable 11/15/11
   @ 105.25)                                        $    412,000   $    370,800
                                                                   ------------
Food/Beverage/Tobacco (0.1%)
Del Monte Corp., 8.63%, 12/15/12 (b)                      79,000         80,778
                                                                   ------------
Healthcare (7.8%)
Advanced Medical Optics, Inc., 7.50%,
   5/1/17, (Callable 5/1/12 @ 103.75) (b)                742,000        667,800
Axcan Intermediate Holdings, Inc.,
   9.25%, 3/1/15, (Callable 3/1/11
   @ 106.9375)                                           500,000        502,500
Community Health Systems, Inc.,
   8.88%, 7/15/15, (Callable 7/15/11
   @ 104.438) (b)                                        258,000        259,935
HCA, Inc., 5.75%, 3/15/14                                769,000        640,192
HCA, Inc., 6.50%, 2/15/16 (b)                             31,000         25,808
HCA, Inc., 9.63%, 11/15/16,
   (Callable 11/15/11 @ 104.813) (d)                     357,000        367,710
IASIS Healthcare LLC/IASIS Capital
   Corp., 8.75%, 6/15/14, (Callable
   6/15/09 @ 104.375)                                    371,000        371,928
Invacare Corp., 9.75%, 2/15/15,
   (Callable 2/15/11 @ 104.875)                          637,000        637,000
Stewart Enterprises, Inc., 6.25%,
   2/15/13, (Callable 2/15/09
   @ 103.125)                                            250,000        240,625
Universal Hospital Services, Inc.,
   6.30%, 6/1/15, (Callable 6/1/09
   @ 102) (a)                                            275,000        255,750
                                                                   ------------
                                                                      3,969,248
                                                                   ------------
Homebuilders/Real Estate (3.7%)
Beazer Homes USA, Inc., 6.88%,
   7/15/15, (Callable 7/15/10
   @ 103.438) (b)                                        750,000        513,750
KB Home, 7.25%, 6/15/18 (b)                              750,000        622,500
M/I Homes, Inc., 6.88%, 4/1/12 (b)                       850,000        739,500
                                                                   ------------
                                                                      1,875,750
                                                                   ------------
Media (1.6%)
Lamar Media Corp., 7.25%, 1/1/13 (b)                     311,000        297,005
Lamar Media Corp., 6.63%, 8/15/15,
   (Callable 8/15/10 @ 103.313) (b)                       70,000         63,000
Lamar Media Corp., Series B, 6.63%,
   8/15/15, (Callable 8/15/10
   @ 103.313)                                            209,000        188,100
WMG Acquisition Corp., 7.38%,
   4/15/14, (Callable 4/15/09
   @ 103.688) (b)                                        362,000        285,980
                                                                   ------------
                                                                        834,085
                                                                   ------------
Paper (2.3%)
Buckeye Technologies, Inc., 8.50%,
   10/1/13, (Callable 10/1/08
   @ 104.25)                                             750,000        748,125

                                    Continued

                                                                 High Yield Bond
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Paper, continued
International Paper Co., 7.95%,
   6/15/18                                          $    432,000   $    429,579
                                                                   ------------
                                                                      1,177,704
                                                                   ------------
Publishing/Printing (3.6%)
Cenveo Corp., 7.88%, 12/1/13,
   (Callable 12/1/08 @ 103.938)                        1,112,000        931,300
Dex Media West LLC, Series B, 9.88%,
   8/15/13, (Callable 8/15/08
   @ 104.938)                                            195,000        153,075
Dex Media, Inc., 8.00%, 11/15/13,
   (Callable 11/15/08 @ 104) (b)                         184,000        112,240
Idearc, Inc., 8.00%, 11/15/16,
   (Callable 11/15/11 @ 104) (b)                         216,000         98,280
RH Donnelley Corp., 8.88%, 10/15/17                      231,000        110,880
Valassis Communications, Inc., 8.25%,
   3/1/15, (Callable 3/1/11
   @ 104.125) (b)                                        521,000        437,640
                                                                   ------------
                                                                      1,843,415
                                                                   ------------
Services (3.5%)
ARAMARK Corp., 8.50%, 2/1/15,
   (Callable 2/1/11 @ 104.25) (b)                        616,000        613,690
Ashtead Capital, Inc., 9.00%,
   8/15/16, (Callable 8/15/11
   @ 104.5) (b)                                          480,000        422,400
Expedia, Inc., 8.50%, 7/1/16,
   (Callable 7/1/12 @ 104.25) (b)                        311,000        295,450
United Rentals North America, Inc.,
   6.50%, 2/15/12 (b)                                    231,000        208,478
United Rentals North America, Inc.,
   7.75%, 11/15/13, (Callable
   11/15/08 @ 103.875) (b)                               272,000        218,960
                                                                   ------------
                                                                      1,758,978
                                                                   ------------
Steel (2.0%)
PNA Group, Inc., 10.75%, 9/1/16,
   (Callable 9/1/11 @ 105.375)                           299,000        355,062
Ryerson, Inc., 12.00%, 11/1/15,
   (Callable 11/1/11 @ 106)                               58,000         56,550
Steel Dynamics, Inc., 6.75%, 4/1/15
   (Callable 4/1/11 @ 103.375)                           221,000        207,740
Tube City IMS Corp., 9.75%, 2/1/15 (b)
   (Callable 2/1/11 @ 104.875) (b)                       405,000        376,650
                                                                   ------------
                                                                        996,002
                                                                   ------------
Steel-Specialty (0.6%)
Steel Dynamics, Inc., 7.38%, 11/1/12                     314,000        310,860
                                                                   ------------
Technology (4.3%)
First Data Corp., 9.88%, 9/24/15,
   (Callable 9/30/11 @ 104.938)                          756,000        669,060
IKON Office Solutions, Inc., 7.75%,
   9/15/15, (Callable 9/15/10 @ 103.875)                 750,000        750,000
Sungard Data Systems, Inc., 9.13%,
   8/15/13, (Callable 8/15/09
   @ 104.563) (b)                                        750,000        766,875
                                                                   ------------
                                                                      2,185,935
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Telecommunications (7.5%)
Centennial Communications Corp.,
   10.13%, 6/15/13                                  $    867,000   $    901,680
Cincinnati Bell, Inc., 8.38%, 1/15/14
   (Callable 1/15/09 @ 104.1885)                       1,011,000        962,978
Citizens Communications Co., 6.25%,
   1/15/13 (b)                                           314,000        298,300
Cricket Communications, Inc., 9.38%,
   11/1/14, (Callable 11/1/10
   @ 104.6875) (b)                                       360,000        352,800
Cricket Communications, Inc., 10.00%,
   7/15/15, (Callable 7/15/12 @ 105)                     360,000        362,700
Nextel Communications, Inc., Series
   E, 6.88%, 10/31/13,
   (Callable 10/31/08 @ 103.438)                         277,000        217,445
Sprint Capital Corp., 8.75%, 3/15/32                     277,000        247,222
Windstream Corp., 8.13%, 8/1/13 (b)                      181,000        182,810
Windstream Corp., 8.63%, 8/1/16
   (Callable 8/1/11 @ 104.313)                           258,000        261,225
                                                                   ------------
                                                                      3,787,160
                                                                   ------------
Transportation Ex Air/Rail (0.6%)
Overseas Shipholding Group, Inc.,
   8.75%, 12/1/13                                        280,000        291,200
                                                                   ------------
Utilities (9.1%)
AES Corp. (The), 8.00%, 10/15/17 (b)                     201,000        197,985
Atlas Pipeline Partners L.P., 8.75%,
   6/15/18, (Callable 6/15/13
   @ 104.375)                                            328,000        322,260
Copano Energy LLC, 8.13%, 3/1/16,
   (Callable 3/1/11 @ 104.0625)                          190,000        185,250
Dynegy Holdings, Inc., 7.75%, 6/1/19                     647,000        595,240
Edison Mission Energy, 7.50%,
   6/15/13 (b)                                           165,000        165,825
Edison Mission Energy, 7.00%,
   5/15/17                                               251,000        237,195
Holly Energy Partners L.P., 6.25%,
   3/1/15, (Callable 3/1/10
   @ 103.125)                                            500,000        442,500
Markwest Energy Partners L.P.,
   8.75%, 4/15/18, (Callable 4/15/13
   @ 104.375)                                             83,000         82,585
Mirant North America LLC, 7.38%,
   12/31/13, (Callable 12/31/09
   @ 103.688) (b)                                        250,000        250,000
PNM Resources, Inc., 9.25%,
   5/15/15 (b)                                           430,000        437,525
Reliant Energy, Inc., 7.63%, 6/15/14                      85,000         82,025
Sabine Pass Liquified Natural Gas
   L.P., 7.25%, 11/30/13 (b)                             734,000        634,910
Targa Resources Partners L.P., 8.25%,
   7/1/16, (Callable 7/1/12 @ 104.125)                   517,000        485,980
TEPPCO Partners L.P., 7.00%, 6/1/67,
   (Callable 6/1/17 @ 100) (a)                           550,000        475,336
                                                                   ------------
                                                                      4,594,616
                                                                   ------------

Total Corporate Bonds                                                42,147,118
                                                                   ------------

                                    Continued

High Yield Bond
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Foreign Bonds (14.7%)
Cable/Satellite TV (0.8%)
Videotron Ltee, 9.13%, 4/15/18
   (Callable 4/15/13 @ 104.563)                     $    300,000   $    312,750
Virgin Media Finance PLC, 8.75%,
   4/15/14, (Callable 4/15/09 @ 104.375)                  72,000         67,140
                                                                   ------------
                                                                        379,890
                                                                   ------------
Chemicals (1.6%)
LyondellBasell Industries AF SCA,
   8.38%, 8/15/15, (Callable 8/15/10
   @ 104.188)                                          1,308,000        804,420
                                                                   ------------
Electronic Components-Miscellaneous (0.5%)
NXP BV/NXP Funding LLC, 9.50%,
   10/15/15, (Callable 10/15/11
   @104.75) (b)                                          391,000        270,768
                                                                   ------------
Energy (2.9%)
CHC Helicopter Corp., 7.38%, 5/1/14,
   (Callable 5/1/09 @ 103.688)                           770,000        799,838
Connacher Oil and Gas, Ltd., 10.25%,
   12/15/15, (Callable 12/15/11
   @ 105.125)                                            615,000        644,212
                                                                   ------------
                                                                      1,444,050
                                                                   ------------
Media (2.0%)
Quebecor Media, Inc., 7.75%, 3/15/16
   (Callable 3/15/11 @ 103.875)                        1,111,000      1,024,898
                                                                   ------------
Metals/Mining (2.0%)
Novelis, Inc., 7.25%, 2/15/15,
   (Callable 2/15/10 @ 103.625)                        1,100,000      1,017,500
                                                                   ------------
Technology (1.4%)
NXP BV/NXP Funding LLC, 7.88%,
   10/15/14                                              100,000         83,250
Sensata Technologies BV, 8.00%,
   5/1/14, (Callable 5/1/10 @ 104) (b)                   714,000        606,900
                                                                   ------------
                                                                        690,150
                                                                   ------------
Transportation Ex Air/Rail (1.9%)
Stena AB, 7.50%, 11/1/13, (Callable
   11/1/08 @ 103.75)                                     750,000        735,000
Stena AB, 7.00%, 12/1/16, (Callable
   12/1/09 @ 103.5)                                      250,000        239,062
                                                                   ------------
                                                                        974,062
                                                                   ------------
Utilities (1.6%)
Intergen NV, 9.00%, 6/30/17, (Callable
   6/30/12 @ 104.5)                                      800,000        816,000
                                                                   ------------

Total Foreign Bonds                                                   7,421,738
                                                                   ------------

                                    Continued

                                                       Shares
                                                    ------------
Investment Companies (26.5%)
State Street Navigator Securities
   Lending Portfolio (c)                              13,409,342   $ 13,409,342
                                                                   ------------

Total Investment Companies                                           13,409,342
                                                                   ------------

Total Investments (Cost $67,692,251) - 124.4%                        62,978,198

Liabilities in excess of other assets - (24.4)%                     (12,349,844)
                                                                   ------------

NET ASSETS - 100.0%                                                $ 50,628,354
                                                                   ============

Notes to Schedule of Investments

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b)   All or part of this security was on loan.

(c) Represents investments of cash collateral received in connection with securities lending.

(d) PIK (payment-in-kind) security. Bond that pays interest in the form of additional bonds.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                               Total Return Bond
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Asset-Backed Securities (9.1%)
Automobile ABS Other (1.0%)
Harley-Davidson Motorcycle Trust,
   Series 2004-2, Class B, 2.96%, 2/15/12           $     72,404   $     72,072
Hyundai Auto Receivables Trust,
   Series 2006-B, Class C, 5.25%,
   5/15/13 (h)                                         2,665,000      2,607,524
Susquehanna Auto Lease Trust, Series
   2007-1, Class B, 5.31%, 7/14/10 (b)                 1,000,000        997,425
Truck Retail Installment Paper Corp.,
   Series 2005-1A, Class A, 2.73%,
   12/15/16 (a) (b) (h)                                1,950,000      1,920,837
                                                                   ------------
                                                                      5,597,858
                                                                   ------------
Automobiles Sequential (0.9%)
Hertz Vehicle Financing LLC, Series
   2005-2A, Class A6, 5.08%,
   11/25/11 (b)                                        3,000,000      2,821,012
Long Beach Auto Receivables Trust,
   Series 2007-A, Class A3, 4.97%,
   10/15/11                                            1,200,000      1,186,080
Prestige Auto Receivables Trust,
   Series 2006-1A, Class A2, 5.25%,
   6/17/13 (b)                                         1,430,178      1,433,790
                                                                   ------------
                                                                      5,440,882
                                                                   ------------
Home Equity Other (2.3%)
Flagstar Home Equity Loan Trust,
   Series 2007-1A, Class AF2, 5.77%,
   1/25/35 (b)                                         1,915,000      1,700,511
GMAC Mortgage Corp. Loan Trust,
   Series 2004-HE5, Class A4, 4.34%,
   9/25/34 (a)                                         1,232,903      1,196,100
JP Morgan Mortgage Acquisition Corp.,
   Series 2006-WF1, Class A4, 6.13%,
   7/25/36                                             3,191,000      2,408,413
JP Morgan Mortgage Acquisition Corp.,
   Series 2006-WF1, Class A5, 6.41%,
   7/25/36                                             4,286,000      2,442,454
New Century Home Equity Loan Trust,
   Series 2005-A, Class A5W, 5.29%,
   8/25/35                                             4,000,000      3,061,703
Renaissance Home Equity Loan Trust,
   Series 2005-2, Class AF4, 4.93%,
   8/25/35                                             2,620,000      2,432,454
                                                                   ------------
                                                                     13,241,635
                                                                   ------------
Home Equity Sequential (0.3%)
Irwin Home Equity Corp., Series
   2006-3, Class 2A2, 5.83%,
   9/25/37 (b)                                         1,225,000        921,904
Residential Funding Mortgage
   Securities II, Inc., Series 2006-HI3,
   Class A4, 6.31%, 2/25/36 (k)                        1,500,000        765,723
                                                                   ------------
                                                                      1,687,627
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Asset-Backed Securities, continued
Manufactured Housing ABS Other (0.2%)
Mid-State Trust, Series 2005-1, Class
   M2, 7.08%, 1/15/40                               $  1,211,944   $    948,652
                                                                   ------------
Manufactured Housing Sequential (0.5%)
Vanderbilt Acquisition Loan Trust,
   Series 2002-1, Class A4, 6.57%,
   5/7/27 (a)                                          2,840,000      2,622,788
                                                                   ------------
Other ABS (3.9%)
Aerco, Ltd., Series 2A, Class A3,
   2.92%, 7/15/25 (a) (b) (e) (h)                      1,877,087      1,445,357
Credit-Based Asset Servicing and
   Securitization LLC, Series 2005-CB7,
   Class AF4, 5.43%, 11/25/35                          2,475,000      2,358,339
Credit-Based Asset Servicing and
   Securitization LLC, Series 2006-CB1,
   Class AF4, 5.44%, 1/25/36                           6,375,000      5,041,229
Credit-Based Asset Servicing and
   Securitization LLC, Series 2006-CB2,
   Class AF2, 5.50%, 12/25/36                          2,206,302      2,146,211
First Franklin Mortgage Loan Asset
   Backed Certificates, Series 2005-FFA,
   Class M3, 5.52%, 3/25/25                              600,000        135,392
First Franklin Mortgage Loan Asset
   Backed Certificates, Series
   2004-FF11, Class 1A2, 2.81%,
   1/25/35 (a)                                            51,824         38,385
Marlin Leasing Receivables LLC,
   Series 2005-1A, Class A4, 4.75%,
   8/15/12 (b)                                         1,848,626      1,854,765
Popular ABS Mortgage Pass-Through
   Trust, Series 2005-4, Class AF3,
   4.98%, 9/25/35 (a)                                  1,003,822      1,000,416
Renaissance Home Equity Loan Trust,
   Series 2006-1, Class AF4, 6.01%,
   5/25/36                                             1,645,000      1,503,934
Residential Asset Mortgage Products,
   Inc., Series 2002-RZ3, Class M1,
   5.28%, 8/25/32 (e)                                    502,003        429,095
Residential Asset Mortgage Products,
   Inc., Series 2003-RZ5, Class A7,
   4.97%, 9/25/33                                      2,955,269      2,639,931
SACO I, Inc., Series 2006-1, Class A,
   2.63%, 9/25/35 (a) (h)                              3,246,764      1,564,388
Small Business Administration, Series
   2005-P10B, Class 1, 4.94%,
   8/10/15 (h)                                         2,797,680      2,754,004
Squared CDO, Ltd., Series 2007-1A,
   Class B, 4.64%,
   5/11/57 (a) (b) (e) (f) (k)                         4,000,000             --
                                                                   ------------
                                                                     22,911,446
                                                                   ------------

Total Asset-Backed Securities                                        52,450,888
                                                                   ------------

                                    Continued

Total Return Bond
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount         Value
                                                    ------------   ------------
Corporate Bonds (9.1%)
Cable TV (0.1%)
COX Communications, Inc., 5.50%,
   10/1/15                                          $    800,000   $    764,747
                                                                   ------------
Commercial Banks-Central U.S. (0.2%)
National City Bank, 5.25%,
   12/15/16 (b)                                        1,340,000        898,851
                                                                   ------------
Commercial Banks-Eastern U.S. (0.2%)
Manufacturers & Traders Trust Co.,
   4.29%, 4/1/13,
   (Callable 10/1/08 @ 100) (a)                        1,075,000        930,316
Mercantile Bankshares Corp., Series
   B, 4.63%, 4/15/13                                     500,000        477,930
                                                                   ------------
                                                                      1,408,246
                                                                   ------------
Commercial Banks Non-U.S. (0.2%)
Westpac Capital Trust IV, 5.26%,
   3/31/16 (a) (b) (i)                                 1,445,000      1,183,585
                                                                   ------------
Commercial Banks-Southern U.S. (1.2%)
Hibernia Corp., 5.35%, 5/1/14                          2,845,000      2,506,613
Regions Financial Corp.,
   7.00%, 3/1/11                                       1,275,000      1,223,174
Wachovia Bank NA, 5.85%,
   2/1/37 (c) (h)                                      4,500,000      3,224,290
                                                                   ------------
                                                                      6,954,077
                                                                   ------------
Diversified Financial Services (0.2%)
American Express Travel Related
   Services Co., Inc., 5.25%,
   11/21/11 (b)                                        1,000,000        978,325
                                                                   ------------
Electric-Integrated (0.8%)
Florida Power Corp., Series A, 5.80%,
   9/15/17                                             1,000,000      1,022,572
Public Service Electric & Gas Co.,
   5.00%, 8/15/14                                      1,200,000      1,185,805
Virginia Electric and Power Co.,
   5.95%, 9/15/17                                      1,000,000      1,006,841
Virginia Electric and Power Co.,
   6.35%, 11/30/37                                     1,450,000      1,411,142
                                                                   ------------
                                                                      4,626,360
                                                                   ------------
Finance-Commercial (0.2%)
Caterpillar Financial Services Corp.,
   5.13%, 10/12/11 (c)                                   950,000        971,518
                                                                   ------------
Finance-Consumer Loans (1.3%)
HSBC Finance Corp., 6.38%,
   10/15/11 (c)                                        2,000,000      2,047,974
John Deere Capital Corp., 7.00%,
   3/15/12 (c)                                         3,950,000      4,241,328
John Deere Capital Corp., 5.50%,
   4/13/17                                             1,225,000      1,215,553
                                                                   ------------
                                                                      7,504,855
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Finance-Investment Banker/Broker (0.5%)
Bear Stearns Cos., Inc. (The), 6.40%,
   10/2/17                                          $    350,000   $    342,771
Goldman Sachs Group, Inc. (The),
   6.13%, 2/15/33 (c)                                  1,100,000        955,658
Merrill Lynch & Co., Inc., 5.70%,
   5/2/17                                              2,000,000      1,710,988
                                                                   ------------
                                                                      3,009,417
                                                                   ------------
Finance-Leasing Company (0.4%)
International Lease Finance Corp.,
   5.88%, 5/1/13                                       2,500,000      2,126,548
                                                                   ------------
Investment Managment/
   Advisor Services (0.2%)
Ameriprise Financial, Inc., 5.65%,
   11/15/15                                            1,480,000      1,353,969
                                                                   ------------
Money Center Banks (0.2%)
UBS Preferred Funding Trust I, 8.62%,
   10/1/10 (a) (c) (i)                                   925,000        930,776
                                                                   ------------
Multi-Line Insurance (0.2%)
   MetLife, Inc., 5.00%, 6/15/15                       1,100,000      1,049,654
                                                                   ------------
Multimedia (0.4%)
Time Warner, Inc., 7.70%, 5/1/32 (c)                     492,000        491,591
Walt Disney Co. (The), 4.70%, 12/1/12                  1,800,000      1,812,485
                                                                   ------------
                                                                      2,304,076
                                                                   ------------
Oil Refining & Marketing (0.3%)
Premcor Refining Group, Inc. (The),
   7.50%, 6/15/15                                      1,500,000      1,548,910
                                                                   ------------
Property/Casualty Ins (0.0%)
Travelers Property Casualty Corp.,
   7.75%, 4/15/26                                         85,000         89,360
                                                                   ------------
Real Estate Investment Trusts (0.3%)
Simon Property Group L.P., 5.63%,
   8/15/14                                             1,790,000      1,723,516
                                                                   ------------
Retail-Discount (0.2%)
Target Corp., 5.38%, 5/1/17                            1,150,000      1,118,669
                                                                   ------------
Special Purpose Entity (0.5%)
JP Morgan Chase Capital XXI, Series U,
   3.80%, 2/2/37, (Callable
   2/2/12 @ 100) (a)                                   1,000,000        720,436
MassMutual Global Funding II, 3.80%,
   4/15/09 (b)                                         1,390,000      1,389,427
Principal Life Global Funding I,
   5.13%, 10/15/13 (b)                                 1,090,000      1,072,886
                                                                   ------------
                                                                      3,182,749
                                                                   ------------

                                    Continued

                                                               Total Return Bond
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Super-Regional Banks-U.S. (1.1%)
BAC Capital Trust XIII, 3.18%,
   3/15/12 (a) (i)                                  $  2,000,000   $  1,321,590
Bank of America Corp., 5.63%,
   10/14/16                                            4,000,000      3,772,568
Bank of America Corp., 8.00%,
   1/30/18 (a) (i)                                     1,450,000      1,337,625
                                                                   ------------
                                                                      6,431,783
                                                                   ------------
Telephone-Integrated (0.2%)
AT&T, Inc., 6.30%, 1/15/38                             1,450,000      1,364,135
                                                                   ------------
Transport-Rail (0.2%)
Burlington Northern Santa Fe Corp.,
   5.65%, 5/1/17                                       1,000,000        971,074
                                                                   ------------

Total Corporate Bonds                                                52,495,200
                                                                   ------------
Foreign Bonds (1.9%)
Oil Company-Exploration & Production (0.6%)
Canadian Natural Resources, Ltd.,
   6.25%, 3/15/38                                      1,000,000        944,002
Gazprom International SA, 7.20%,
   2/1/20 (b)                                          2,581,157      2,571,478
                                                                   ------------
                                                                      3,515,480
                                                                   ------------
Sovereign (1.2%)
Australia Government Bond, Series
   909, 7.50%, 9/15/09                             AUD 2,250,000      2,140,867
Brazil, Federal Republic, 6.00%,
   8/15/10 (e)                                     BRL 4,500,000      4,910,898
                                                                   ------------
                                                                      7,051,765
                                                                   ------------
Special Purpose Entity (0.0%)
Preferred Term Securities,
   Ltd./Preferred Term Securities, Inc.,
   4.61%, 7/3/32 (a) (b)                            $    207,534        181,925
                                                                   ------------
Telephone-Integrated (0.1%)
France Telecom SA, 8.50%, 3/1/31                         650,000        769,244
                                                                   ------------

Total Foreign Bonds                                                  11,518,414
                                                                   ------------
Mortgage-Backed Securities (34.1%)
Agency Collateral Other (0.6%)
Restructured Assets Certificates,
   Series 2006-9, Class P, 12.07%,
   12/31/49 (a) (b) (e)(k)                             5,250,000      3,622,500
                                                                   ------------
CMBS Other (8.1%)
Bear Stearns Commercial Mortgage
   Securities, Series 2000-WF2, Class
   A1, 7.11%, 10/15/32 (a)                               249,388        249,150
Bear Stearns Commercial Mortgage
   Securities, Series 2004-T14, Class
   A4, 5.20%, 1/12/41 (a)                              2,000,000      1,935,408

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Mortgage-Backed Securities, continued
CMBS Other, continued
Citigroup Commercial Mortgage Trust,
   Series 2005-EMG, Class A3, 4.38%,
   9/20/51 (b) (h)                                  $  5,000,000   $  4,894,130
Commercial Mortgage Asset Trust,
   Series 1999-C1, Class B, 7.23%,
   1/17/32 (a)                                         1,620,000      1,711,089
Crown Castle Towers LLC, Series
   2005-1A, Class AFX, 4.64%,
   6/15/35 (b)                                         4,000,000      3,946,480
CS First Boston Mortgage Securities
   Corp., Series 2001-CK3, Class A4,
   6.53%, 6/15/34                                      2,922,180      2,992,369
GE Capital Commercial Mortgage Corp.,
   Series 2000-1, Class A2, 6.50%,
   1/15/33                                             2,458,187      2,511,125
Greenwich Capital Commercial Funding
   Corp., Series 2002-C1, Class A4,
   4.95%, 1/11/35                                      1,000,000        969,235
Greenwich Capital Commercial Funding
   Corp., Series 2004-GG1, Class A5,
   4.88%, 6/10/36                                      5,125,000      5,054,114
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38 (h)                                         4,900,000      4,891,977
JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2003-CB6,
   Class A2, 5.26%, 7/12/37 (a)                        4,460,000      4,380,673
LB-UBS Commercial Mortgage Trust,
   Series 2003-C8, Class A4, 5.12%,
   11/15/32 (a)                                        2,924,000      2,831,431
LB-UBS Commercial Mortgage Trust,
   Series 2005-C3, Class A2, 4.55%,
   7/15/30                                               330,000        327,648
Morgan Stanley Capital I, Series
   2004-IQ8, Class A5, 5.11%,
   6/15/40 (a)                                         3,200,000      3,045,735
Morgan Stanley Dean Witter Capital I,
   Series 2003-TOP9, Class A2, 4.74%,
   11/13/36                                            2,590,000      2,484,597
Nomura Asset Securities Corp., Series
   1998-D6, Class A2, 6.96%,
   3/15/30 (a)                                         1,000,000      1,050,902
Nomura Asset Securities Corp., Series
   1998-D6, Class A4, 7.54%,
   3/15/30 (a)                                         1,600,000      1,725,408
Salomon Brothers Mortgage Securities
   VII, Inc., Series 2002-KEY2, Class
   A3, 4.87%, 3/18/36                                  2,270,000      2,203,112
                                                                   ------------
                                                                     47,204,583
                                                                   ------------
CMBS Subordinated (4.1%)
Crown Castle Towers LLC, Series
   2006-1A, Class E, 6.07%,
   11/15/36 (b)                                        6,100,000      5,328,167
CS First Boston Mortgage Securities
   Corp., Series 2002-CKN2, Class C1,
   6.38%, 4/15/37 (a)                                  1,180,000      1,179,091

                                    Continued

Total Return Bond
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Mortgage-Backed Securities, continued
CMBS Subordinated, continued
Global Signal Trust, Series 2006-1,
   Class C, 5.71%, 2/15/36 (b)                      $  2,550,000   $  2,381,649
Global Signal Trust, Series 2006-1,
   Class D, 6.05%, 2/15/36 (b) (e)                     3,000,000      2,776,350
GS Mortgage Securities Corp. II,
   Series 2004-C1, Class B, 4.46%,
   10/10/28 (a)                                        2,740,000      2,682,236
GS Mortgage Securities Corp. II,
   Series 2004-C1, Class C, 4.52%,
   10/10/28 (a)                                        4,093,000      4,009,638
Salomon Brothers Mortgage Securities
   VII, Inc., Series 2002-KEY2, Class C,
   5.05%, 3/18/36 (a)                                  1,417,000      1,377,342
SBA CMBS Trust, Series 2006-1A, Class
   D, 5.85%, 11/15/36 (b)                              3,100,000      2,751,374
SBA CMBS Trust, Series 2006-1A, Class
   E, 6.17%, 11/15/36 (b)                              1,350,000      1,176,754
                                                                   ------------
                                                                     23,662,601
                                                                   ------------
WL Collateral CMO Mezzanine (0.0%)
Homebanc Mortgage Trust, Series
   2004-1, Class 2M2, 4.19%,
   8/25/29 (a)                                           375,952        174,100
                                                                   ------------
WL Collateral CMO Other (12.9%)
Banc of America Funding Corp., Series
   2006-G, Class 3A2, 5.75%,
   7/20/36 (a) (h)                                     9,895,000      8,193,500
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2004-10, Class 12A3,
   4.64%, 1/25/35 (a)                                    973,004        939,648
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2005-12, Class 13A1,
   5.45%, 2/25/36 (a)                                  3,192,087      2,801,572
Chase Mortgage Finance Corp., Series
   2006-A1, Class 4A1, 6.03%,
   9/25/36 (a)                                         7,972,774      6,920,598
Chase Mortgage Finance Corp., Series
   2006-S2, Class 2A6, 6.00%, 10/25/36                 5,105,000      4,875,137
Chaseflex Trust, Series 2006-1, Class
   A2A, 5.94%, 6/25/36 (a)                             1,600,000      1,532,172
Chaseflex Trust, Series 2006-1, Class
   A4, 6.30%, 6/25/36 (a)                              7,344,000      5,285,331
Chaseflex Trust, Series 2006-2, Class
   A4, 6.34%, 9/25/36 (a)                              2,815,000      1,950,255
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series 2005-4,
   Class A2, 5.05%, 9/25/35 (a)                        1,265,553      1,243,513
Deutsche Mortgage Securities, Inc.,
   Series 2005-WF1, Class 1A1, 5.09%,
   6/26/35 (a) (k)                                     1,063,727      1,057,764

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Mortgage-Backed Securities, continued
WL Collateral CMO Other, continued
GMAC Mortgage Corp. Loan Trust,
   Series 2003-GH2, Class A4, 5.00%,
   10/25/33                                         $  2,380,182   $  2,150,077
Homebanc Mortgage Trust, Series
   2004-2, Class A2, 2.91%,
   12/25/34 (a) (h)                                    1,409,761      1,224,617
Homebanc Mortgage Trust, Series
   2006-1, Class 1A1, 6.08%,
   4/25/37 (a) (h)                                       518,735        489,523
Homebanc Mortgage Trust, Series
   2006-1, Class 2A1, 5.99%,
   4/25/37 (a)                                         3,349,354      2,545,670
Indymac Index Mortgage Loan Trust,
   Series 2005-AR9, Class 1A1, 5.05%,
   7/25/35 (a)                                         2,082,027      1,674,041
JP Morgan Mortgage Trust, Series
   2005-A1, Class 2A1, 4.85%,
   2/25/35 (a)                                           837,861        768,822
JP Morgan Mortgage Trust, Series
   2005-A1, Class 3A4, 5.03%,
   2/25/35 (a)                                         6,217,810      4,691,055
JP Morgan Mortgage Trust, Series
   2005-A2, Class 3A2, 4.89%,
   4/25/35 (a)                                         3,000,000      2,669,768
JP Morgan Mortgage Trust, Series
   2005-A2, Class 5A1, 4.35%,
   4/25/35 (a)                                         3,420,481      3,090,081
JP Morgan Mortgage Trust, Series
   2005-A2, Class 7CB1, 4.88%,
   4/25/35 (a)                                         2,900,717      2,591,352
JP Morgan Mortgage Trust, Series
   2005-A3, Class 7CA1, 5.11%,
   6/25/35 (a)                                         1,882,811      1,818,934
JP Morgan Mortgage Trust, Series
   2005-ALT1, Class 4A1, 5.64%,
   10/25/35 (a)                                        3,181,010      2,705,590
JP Morgan Mortgage Trust, Series
   2006-A2, Class 3A2, 5.67%,
   4/25/36 (a)                                         8,035,415      6,579,915
Morgan Stanley Mortgage Loan Trust,
   Series 2004-4, Class 3A, 5.00%,
   8/25/19                                             1,700,958      1,662,154
Nomura Asset Acceptance Corp., Series
   2005-AR1, Class 1A2, 5.32%,
   2/25/35 (a)                                         1,679,427      1,237,503
Residential Accredit Loans, Inc.,
   Series 2004-QA1, Class A1, 2.73%,
   3/25/34 (a) (h)                                     1,124,030      1,092,781
Residential Accredit Loans, Inc.,
   Series 2005-QA12, Class CB1, 5.78%,
   12/25/35 (a)                                        2,293,821      1,415,749
Structured Asset Securities Corp.,
   Series 2004-21XS, Class 2A6B, 5.15%,
   12/25/34                                            1,214,000      1,228,893
WaMu Mortgage Pass Through
   Certificates, Series 2004-AR3, Class
   A2, 4.24%, 6/25/34 (a)                              1,340,668      1,207,796
                                                                   ------------
                                                                     75,643,811
                                                                   ------------

                                    Continued

                                                               Total Return Bond
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Mortgage-Backed Securities, continued
WL Collateral CMO Sequential (4.5%)
Chase Mortgage Finance Corp., Series
   2006-A1, Class 2A3, 6.00%,
   9/25/36 (a)                                      $  2,000,000   $  1,561,001
Countrywide Alternative Loan Trust,
   Series 2005-J3, Class 3A1, 6.50%,
   9/25/34                                               418,570        386,103
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series
   2006-AB3, Class A3, 6.51%,
   7/25/36 (a)                                         2,575,000      1,852,246
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series
   2006-AB4, Class A3A1, 5.90%,
   10/25/36 (a)                                        5,425,000      4,770,215
JP Morgan Alternative Loan Trust,
   Series 2005-S1, Class 1A2, 5.50%,
   12/25/35                                            1,793,302      1,707,500
JP Morgan Mortgage Trust, Series
   2006-A4, Class 2A2, 5.82%,
   6/25/36 (a)                                           730,976        675,841
JP Morgan Alternative Loan Trust,
   Series 2006-A5, Class 2A6, 5.80%,
   10/25/36 (a)                                        5,640,000      3,266,335
JP Morgan Mortgage Trust, Series
   2006-A7, Class 3A2, 5.94%,
   1/25/37 (a)                                         5,075,000      4,943,830
JP Morgan Alternative Loan Trust,
   Series 2006-S3, Class A3A, 6.00%,
   8/25/36                                             4,529,000      4,067,417
Wells Fargo Mortgage Backed
   Securities Trust, Series 2003-N,
   Class 2A3, 4.74%, 12/25/33 (a)                      4,095,000      3,373,762
                                                                   ------------
                                                                     26,604,250
                                                                   ------------
WL Collateral PAC (0.3%)
Countrywide Alternative Loan Trust,
   Series 2004-2CB, Class 1A1, 4.25%,
   3/25/34                                             2,092,234      2,026,470
                                                                   ------------
WL Collateral Support (3.6%)
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2005-12, Class 11A2,
   5.45%, 2/25/36 (a)                                  2,466,800      2,440,031
Bear Stearns Alt-A Trust, Series
   2005-9, Class 21A2, 5.71%,
   11/25/35 (a)                                          608,841        318,580
Chaseflex Trust, Series 2006-1, Class
   A6, 6.29%, 6/25/36 (a)                              5,265,000      4,801,006
JP Morgan Alternative Loan Trust,
   Series 2006-A4, Class A7, 6.30%,
   9/25/36 (a)                                         5,000,000      2,495,831
JP Morgan Alternative Loan Trust,
   Series 2006-S1, Class 1A18, 6.00%,
   3/25/36                                             3,473,731      3,072,259
Nomura Asset Acceptance Corp., Series
   2004-AR4, Class 1A2, 4.88%,
   12/25/34 (a)                                          922,529        777,662

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Mortgage-Backed Securities, continued
WL Collateral Support, continued
Nomura Asset Acceptance Corp.,
   Series 2005-AR2, Class 2A2,
   5.54%, 5/25/35 (a)                               $  1,174,925   $    970,158
Nomura Asset Acceptance Corp.,
   Series 2005-AR3, Class 3A2, 5.65%,
   7/25/35 (a)                                         1,780,291      1,468,693
Nomura Asset Acceptance Corp.,
   Series 2005-AR5, Class 2A2, 5.64%,
   10/25/35 (a)                                        1,290,814        879,694
Nomura Asset Acceptance Corp.,
   Series 2006-AF1, Class 3A2,
   6.60%, 6/25/36 (a)                                  2,358,745      1,535,039
Residential Funding Mortgage
   Securities I, Series 2007-S2, Class
   A10, 6.00%, 2/25/37                                   430,000        376,649
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR7,
   Class 2A2, 5.14%, 5/25/35 (a)                       2,566,989      2,045,078
                                                                   ------------
                                                                     21,180,680
                                                                   ------------

Total Mortgage-Backed Securities                                    200,118,995
                                                                   ------------

U.S. Government Agencies (34.5%)
Fannie Mae (17.2%)
6.05%, 12/1/08                                         2,730,220      2,734,765
3.88%, 7/12/13                                         5,900,000      5,859,438
6.50%, 7/1/16                                            488,926        508,560
6.00%, 5/1/17                                            139,902        143,378
6.50%, 6/1/17                                            162,436        168,908
6.00%, 5/1/18                                            479,811        491,132
5.50%, 12/25/20                                        2,355,701      2,383,622
6.00%, 2/1/22                                          3,155,507      3,214,998
5.50%, 2/1/25                                          1,071,170      1,064,410
5.00%, 5/1/25                                          1,796,024      1,736,748
7.50%, 6/1/28                                            147,513        159,158
6.50%, 8/1/28                                            149,111        154,672
6.50%, 6/1/29                                             99,881        103,543
6.50%, 4/1/32                                            248,096        256,573
6.50%, 6/1/32                                            587,053        607,110
7.00%, 6/1/32                                            170,427        180,986
6.50%, 7/1/32                                            974,275      1,007,912
7.00%, 8/1/32                                            412,362        434,717
6.00%, 1/1/33                                            318,964        322,542
5.50%, 3/1/33                                          8,105,661      7,980,192
6.50%, 3/1/33                                            165,773        171,282
6.00%, 8/25/33 (a)                                     2,007,580      1,859,251
5.50%, 12/25/33                                          900,000        907,078
5.00%, 1/1/34                                          9,133,699      8,737,049
5.50%, 5/25/34                                         3,150,000      2,799,812
5.14%, 8/1/34 (a)                                        100,369        100,724
7.00%, 9/1/34                                             88,677         93,276
5.50%, 12/1/34                                         4,314,980      4,241,445
5.50%, 6/1/35                                            558,689        548,557
6.00%, 7/1/35                                          3,476,618      3,501,497
6.00%, 9/1/35                                          1,799,591      1,812,469
5.00%, 11/1/35                                         3,462,431      3,302,329

                                    Continued

Total Return Bond
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
U.S. Government Agencies, continued
Fannie Mae, continued
5.50%, 11/1/35                                      $    950,562   $    933,323
6.00%, 1/1/36                                          3,371,853      3,402,580
2.78%, 4/25/36 (a) (h)                                 4,652,973      4,553,785
6.50%, 8/1/36                                            800,860        817,211
7.00%, 9/1/36                                          1,236,687      1,294,232
5.50%, 11/1/36                                         1,589,076      1,558,023
6.00%, 12/1/36 (h)                                    12,962,543     13,041,129
6.00%, 12/1/36                                         1,147,198      1,154,153
5.50%, 1/1/37                                          3,835,943      3,760,105
6.00%, 1/1/37                                          4,211,628      4,237,161
5.50%, 4/25/37                                         3,034,063      2,676,953
5.50%, 8/1/37                                          3,148,479      3,084,316
5.50%, 12/1/37                                         1,886,974      1,848,519
2.73%, 8/25/44 (a)                                       855,837        840,838
                                                                   ------------
                                                                    100,790,461
                                                                   ------------
Freddie Mac (11.1%)
4.00%, 1/15/17                                         7,500,000      7,311,226
4.00%, 5/1/19                                          3,131,783      2,934,456
6.00%, 12/15/21                                        3,717,156      3,805,369
5.00%, 2/15/25                                         3,245,000      3,058,007
7.00%, 6/1/26                                            523,769        548,438
6.50%, 1/1/29                                          1,193,712      1,238,601
7.00%, 1/1/32                                            107,301        113,939
6.50%, 7/1/32                                            195,520        202,383
4.74%, 7/15/32, IO (a) (b)                             9,939,496        793,904
6.50%, 9/1/32                                             97,828        101,201
5.00%, 8/1/33                                            372,255        355,740
6.00%, 9/1/33                                            356,528        360,416
5.00%, 5/1/34                                            184,286        175,880
6.50%, 5/15/34 (a)                                     2,673,526      2,356,067
4.50%, 6/1/34                                            818,662        753,834
4.50%, 9/1/34                                          1,031,608        949,917
5.50%, 3/15/35                                         5,505,000      5,337,055
5.00%, 7/1/35                                            473,458        451,270
5.00%, 8/1/35                                          1,025,310        977,260
5.00%, 11/1/35                                         3,812,948      3,634,256
5.00%, 4/1/36                                            434,479        414,117
5.00%, 7/1/36                                          1,937,269      1,842,847
2.86%, 7/15/36 (a) (h)                                 1,512,608      1,479,056
3.01%, 9/15/36 (a)                                       459,821        463,042
5.82%, 10/1/36 (a)                                     2,285,299      2,305,806
6.10%, 1/1/37 (a)                                      5,718,166      5,815,703
6.15%, 2/1/37 (a)                                      5,356,790      5,446,777
5.27%, 3/1/37 (a)                                        709,135        717,505
5.93%, 3/1/37 (a)                                      6,515,287      6,598,210
5.72%, 4/1/37 (a)                                      3,260,647      3,295,693
6.00%, 2/1/38                                          1,082,810      1,090,220
                                                                   ------------
                                                                     64,928,195
                                                                   ------------
Government National Mortgage
   Association (6.2%)
9.50%, 12/15/09                                          240,547        244,638
5.30%, 7/16/28 (a)                                     3,000,000      3,002,283
4.82%, 10/16/29 (a)                                    2,660,000      2,631,037

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
U.S. Government Agencies, continued
Government National Mortgage
   Association, continued
5.32%, 8/16/30 (a)                                  $  2,560,000   $  2,569,959
5.03%, 11/16/33 (a)                                    5,640,000      5,446,362
4.42%, 5/16/34                                        10,250,000     10,111,009
0.92%, 6/17/45, IO (a) (b) (e)                        12,495,103        536,102
0.51%, 3/16/46, IO (a) (b) (e)                        13,555,253        460,242
0.55%, 4/16/46, IO (a) (b) (e)                        60,106,179      1,995,766
0.79%, 5/16/46, IO (a) (b) (e)                        43,570,194      2,147,183
0.99%, 2/16/48, IO (a) (b) (e)                        14,756,913        784,861
1.05%, 2/16/48, IO (a) (e)                            57,073,469      2,819,715
1.05%, 6/16/49, IO (a) (b) (e)                        66,057,675      3,798,713
                                                                   ------------
                                                                     36,547,870
                                                                   ------------

Total U.S. Government Agencies                                      202,266,526
                                                                   ------------
U.S. Treasury Obligations (4.8%)
U.S. Treasury Notes (3.7%)
3.38%, 6/30/13 (c)                                    13,010,000     13,073,021
4.25%, 11/15/17 (c)                                      500,000        511,211
3.88%, 5/15/18 (c)                                     3,835,000      3,802,042
4.50%, 2/15/36 (c)                                       615,000        603,132
5.00%, 5/15/37 (c)                                     2,000,000      2,124,844
4.38%, 2/15/38 (c)                                     1,500,000      1,445,508
                                                                   ------------
                                                                     21,559,758
                                                                   ------------
U.S. Treasury Strips (1.1%)
6.12%, 2/15/18 ** (c)                                  5,000,000      3,319,710
8.21%, 11/15/27 ** (h)                                 7,400,000      2,919,707
                                                                   ------------
                                                                      6,239,417
                                                                   ------------

Total U.S. Treasury Obligations                                      27,799,175
                                                                   ------------

                                                       Shares
                                                    ------------
Investment Companies (6.5%)
State Street Navigator Securities
   Lending Portfolio (l)                              37,951,578     37,951,578
                                                                   ------------

Total Investment Companies                                           37,951,578
                                                                   ------------
Preferred Stocks (1.8%)
Commercial Banks Non-U.S. (0.4%)
Barclays Bank PLC ADR, 8.13% (c)                         106,000      2,533,400
                                                                   ------------
Finance-Investment Banker/Broker (0.2%)
Lehman Brothers Holdings, Inc.,
   Series J, 7.95% (c)                                    63,400      1,000,452
                                                                   ------------
Sovereign Agency (0.9%)
Fannie Mae, 8.25% (c)                                    160,000      2,686,400
Freddie Mac, 8.38% (a) (c)                               161,000      2,728,950
                                                                   ------------
                                                                      5,415,350
                                                                   ------------

                                    Continued

                                                               Total Return Bond
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Preferred Stocks, continued
Super-Regional Banks-U.S. (0.3%)
Wells Fargo Capital XII, 7.88%                            80,000   $  2,028,800
                                                                   ------------

Total Preferred Stocks                                               10,978,002
                                                                   ------------

                                                      Principal
                                                       Amount
                                                    ------------
Demand Notes (0.2%)
Electric-Integrated (0.2%)
Alabama Power Capital Trust V,
   5.50%, 10/1/08,
   (Callable 10/1/09 @ 100)(a) (j)                  $    874,000        883,284
                                                                   ------------

Total Demand Notes                                                      883,284
                                                                   ------------

                                                       Shares
                                                    ------------
Investments in Affiliates (5.1%)
Fifth Third Institutional Money
   Market Fund (d)                                    30,021,652     30,021,652
                                                                   ------------

Total Investments in Affiliates                                      30,021,652
                                                                   ------------

Total Investments (Cost $679,176,690) - 107.1%                      626,483,714

Liabilities in excess of other assets - (7.1)%                      (41,421,132)
                                                                   ------------

NET ASSETS - 100.0%                                                $585,062,582
                                                                   ============

                                    Continued

Notes to Schedule of Investments

**    Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   All or part of this security was on loan.

(d)   Investment is in Institutional Shares of underlying fund.

(e) The Fund's securities were fair valued at July 31, 2008 using procedures approved by the Board of Trustees.

(f)   Defaulted security.

(g)   When-issued security.

(h) All or part of this security has been designated as collateral for futures contracts, when issued and swaps/transactions.

(i) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(j)   Maturity date is next rate reset date.

(k)   Illiquid Securities.

(l) Represents investments of cash collateral received in connection with securities lending.

The following abbreviations are used in the Schedule of Investments:

ABS - Asset-Backed Security
ADR - American Depository Receipt
AUD - Australian Dollar
BRL - Brazilian Real
CDO - Collateralized Debt Obligation
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
IO - Interest Only
PAC - Planned Amortization Class
WL - Whole Loan

                     See notes to schedules of investments
                       and notes to financial statements.

Short Term Bond
Schedule of Investments
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Asset-Backed Securities (17.2%)
Automobile ABS Other (0.2%)
Harley-Davidson Motorcycle Trust,
   Series 2004-2, Class B, 2.96%,
   2/15/12                                          $    420,989   $    419,057
                                                                   ------------
Automobiles Sequential (10.1%)
Banc of America Securities Auto
   Trust, Series 2005-WF1, Class A4,
   4.08%, 4/18/10                                      2,118,584      2,119,858
Bay View Auto Trust, Series 2005-LJ2,
   Class A4, 4.55%, 2/25/14                            1,887,040      1,899,929
Capital One Auto Finance Trust,
   Series 2006-C, Class A3A, 5.07%,
   7/15/11                                             1,182,071      1,162,281
Harley-Davidson Motorcycle Trust,
   Series 2006-2, Class A2, 5.35%,
   3/15/13 (e)                                         3,305,000      3,360,113
Harley-Davidson Motorcycle Trust,
   Series 2007-3, Class A2A, 5.34%,
   9/15/10                                             1,164,786      1,170,938
Hertz Vehicle Financing LLC, Series
   2005-2A, Class A2, 4.93%, 2/25/10 (b)               3,375,000      3,366,643
Hyundai Auto Receivables Trust,
   Series 2005-A, Class A4, 4.18%,
   2/15/12                                             3,000,000      3,017,851
Nissan Auto Lease Trust, Series
   2006-A, Class A4, 5.10%, 7/16/12 (e)                4,000,000      4,071,152
USAA Auto Owner Trust, Series 2006-2,
   Class A4, 5.37%, 2/15/12                            1,500,000      1,531,009
Wachovia Auto Owner Trust, Series
   2005-A, Class A4, 4.23%, 11/21/11 (e)               3,456,505      3,472,388
                                                                   ------------
                                                                     25,172,162
                                                                   ------------
Credit Card Bullet (4.7%)
Bank One Issuance Trust, Series
   2004-A1, Class A1, 3.45%, 10/17/11                    810,000        810,795
Chase Issuance Trust, Series
   2005-A10, Class A10, 4.65%,
   12/17/12                                            3,000,000      3,019,487
GE Capital Credit Card Master Note
   Trust, Series 2005-3, Class A, 4.13%,
   6/15/13                                             2,000,000      1,977,765
MBNA Master Credit Card Trust, Series
   1999-B, Class A, 5.90%, 8/15/11                     3,000,000      3,047,989
Nordstrom Private Label Credit Card
   Master Note Trust, Series 2007-1A,
   Class A, 4.92%, 5/15/13 (b)                         3,000,000      2,996,848
                                                                   ------------
                                                                     11,852,884
                                                                   ------------
Home Equity Other (0.9%)
GMAC Mortgage Corp. Loan Trust,
   Series 2004-HE2, Class A3, 4.24%,
   10/25/33 (a) (d) (e)                                1,696,534      1,372,560
GMAC Mortgage Corp. Loan Trust,
   Series 2005-HE2, Class A3, 4.62%,
   11/25/35 (a)                                          937,694        859,023
                                                                   ------------
                                                                      2,231,583
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Asset-Backed Securities, continued
Home Equity Sequential (0.9%)
GMAC Mortgage Corp. Loan Trust,
   Series 2006-HE2, Class A2, 6.18%,
   5/25/36 (e)                                      $  3,000,000   $  2,173,834
                                                                   ------------
Other ABS (0.4%)
SVO VOI Mortgage Corp., Series
   2005-AA, Class A, 5.25%, 2/20/21 (b)                  987,437        945,353
                                                                   ------------

Total Asset-Backed Securities                                        42,794,873
                                                                   ------------
Corporate Bonds (18.7%)
Beverages-Non Alcoholic (0.9%)
Coca Cola Enterprises, Inc., 4.38%,
   9/15/09                                             2,250,000      2,272,682
                                                                   ------------
Cable TV (0.5%)
Comcast Cable Communications LLC,
   6.88%, 6/15/09                                      1,250,000      1,281,110
                                                                   ------------
Cellular Telecom (0.5%)
AT&T Wireless, 7.88%, 3/1/11                           1,250,000      1,331,847
                                                                   ------------
Diversified Financial Services (2.5%)
General Electric Capital Corp.,
   5.25%, 10/27/09                                     6,000,000      6,122,766
                                                                   ------------
Electric-Integrated (2.0%)
Duke Energy Carolinas LLC, Series D,
   7.38%, 3/1/10                                       1,250,000      1,308,940
Florida Power Corp., 4.50%, 6/1/10                     2,500,000      2,526,455
Pepco Holdings, Inc., 4.00%, 5/15/10                   1,000,000        982,463
                                                                   ------------
                                                                      4,817,858
                                                                   ------------
Finance-Consumer Loans (1.2%)
HSBC Finance Corp., 4.75%, 5/15/09                     3,000,000      3,022,887
                                                                   ------------
Finance-Investment Banker/Broker (3.1%)
Bear Stearns Cos., Inc. (The), 7.63%,
   12/7/09                                             2,500,000      2,594,148
Citigroup, Inc., 5.13%, 2/14/11                        2,000,000      1,986,476
Goldman Sachs Group, Inc. (The),
   6.65%, 5/15/09                                      3,000,000      3,068,106
                                                                   ------------
                                                                      7,648,730
                                                                   ------------
Finance-Mortgage Loan/Banker (0.1%)
Countrywide Home Loans, Inc., 5.63%,
   7/15/09                                               250,000        245,197
                                                                   ------------
Finance-Other Services (1.0%)
National Rural Utilities, 4.38%,
   10/1/10                                             2,500,000      2,511,878
                                                                   ------------
Food-Retail (0.5%)
Kroger Co. (The), 7.25%, 6/1/09                        1,250,000      1,280,284
                                                                   ------------

                                    Continued

                                                                 Short Term Bond
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Life/Health Insurance (0.6%)
Protective Life Secured Trusts,
   3.70%, 11/24/08                                  $  1,590,000   $  1,586,430
                                                                   ------------
Networking Products (1.0%)
Cisco Systems, Inc., 5.25%, 2/22/11                    2,500,000      2,573,385
                                                                   ------------
Retail-Discount (0.9%)
Wal-Mart Stores, Inc., 4.13%, 2/15/11                  2,250,000      2,264,886
                                                                   ------------
Super-Regional Banks-U.S. (3.9%)
Bank of America Corp., 4.38%, 12/1/10                  1,000,000        998,225
US Bancorp, 3.17%, 5/6/10 (a)                          2,750,000      2,752,329
Wachovia Corp., 4.38%, 6/1/10                          3,000,000      2,908,761
Wells Fargo & Co., 4.20%, 1/15/10                      3,000,000      3,001,464
                                                                   ------------
                                                                      9,660,779
                                                                   ------------

Total Corporate Bonds                                                46,620,719
                                                                   ------------
Foreign Bonds (2.6%)
Finance-Other Services (0.1%)
Pemex Finance, Ltd., 9.69%, 8/15/09                      202,500        206,224
                                                                   ------------
Oil Company-Integrated (1.2%)
BP Capital Markets PLC, 4.88%,
   3/15/10                                             3,000,000      3,082,236
                                                                   ------------
Sovereign (1.0%)
Australia Government Bond, Series
   909, 7.50%, 9/15/09                  AUD              925,000        880,134
Brazil, Federal Republic, 6.00%,
   8/15/10 (d)                          BRL            1,500,000      1,636,966
                                                                   ------------
                                                                      2,517,100
                                                                   ------------
Telephone-Integrated (0.3%)
Telecom Italia Capital SA, 4.00%,
   11/15/08                                         $    650,000        649,955
                                                                   ------------

Total Foreign Bonds                                                   6,455,515
                                                                   ------------
Mortgage-Backed Securities (28.3%)
CMBS Other (5.5%)
Banc of America Commercial Mortgage,
   Inc., Series 2004-4, Class A3, 4.13%,
   7/10/42 (e)                                         2,500,000      2,486,294
Bear Stearns Commercial Mortgage
   Securities, Series 2000-WF2, Class
   A1, 7.11%, 10/15/32 (a)                               155,294        155,146
CS First Boston Mortgage Securities
   Corp., Series 2001-CK6, Class A2,
   6.10%, 8/15/36                                        443,740        444,162
CS First Boston Mortgage Securities
   Corp., Series 2004-C3, Class A3,
   4.30%, 7/15/36 (e)                                  2,500,000      2,488,487
GE Capital Commercial Mortgage Corp.,
   Series 2005-C1, Class A2, 4.35%,
   6/10/48                                             2,750,000      2,727,918

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Mortgage-Backed Securities, continued
CMBS Other, continued
Greenwich Capital Commercial Funding
   Corp., Series 2005-GG3, Class A2,
   4.31%, 8/10/42 (e)                               $  3,000,000   $   2,980,637
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38                                             2,500,000      2,495,907
                                                                   ------------
                                                                     13,778,551
                                                                   ------------
CMBS Subordinated (1.3%)
GMAC Commercial Mortgage Securities,
   Inc., Series 1999-C2, Class B, 7.14%,
   9/15/33 (a) (e)                                     3,250,000      3,303,102
                                                                   ------------
WL Collateral CMO Other (15.4%)
Banc of America Mortgage Securities,
   Inc., Series 2004-F, Class 2A6,
   4.14%, 7/25/34 (a)                                  2,500,000      2,427,707
Banc of America Mortgage Securities,
   Inc., Series 2004-F, Class 2A7,
   4.14%, 7/25/34 (a)                                  2,653,443      2,590,549
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2004-1, Class 13A3,
   4.77%, 4/25/34 (a)                                  2,492,792      2,338,328
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2005-4, Class 2A2,
   4.57%, 8/25/35 (a)                                  3,000,000      2,870,882
Bear Stearns Asset Backed Securities
   Trust, Series 2003-AC7, Class A2,
   5.25%, 1/25/34                                      1,099,428        983,594
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2004-HYB5,
   Class 4A1, 5.01%, 4/20/35 (a)                       1,777,948      1,556,091
Harborview Mortgage Loan Trust,
   Series 2004-5, Class 2A6, 3.94%,
   6/19/34 (a) (e)                                     5,730,000      4,779,952
Homebanc Mortgage Trust, Series
   2004-2, Class A2, 2.91%, 12/25/34 (a)               1,136,267        987,042
Homebanc Mortgage Trust, Series
   2006-1, Class 1A1, 6.08%, 4/25/37 (a)               1,815,574      1,713,330
Indymac Index Mortgage Loan Trust,
   Series 2006-AR29, Class A2, 2.54%,
   11/25/36 (a)                                          802,197        764,621
JP Morgan Alternative Loan Trust,
   Series 2006-S2, Class A2, 5.81%,
   5/25/36                                             2,075,000      2,066,611
JP Morgan Mortgage Trust, Series
   2005-A1, Class 3A3, 4.90%,
   2/25/35 (a)                                         2,165,321      1,995,458
JP Morgan Mortgage Trust, Series
   2005-A2, Class 5A1, 4.35%,
   4/25/35 (a)                                         2,077,429      1,876,761
JP Morgan Mortgage Trust, Series
   2005-A3, Class 7CA1, 5.11%,
   6/25/35 (a) (e)                                     3,017,205      2,914,841
Merrill Lynch Mortgage Investors,
   Inc., Series 2003-A1, Class 2A,
   4.76%, 12/25/32 (a)                                    98,293         97,253

                                    Continued

Short Term Bond
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Mortgage-Backed Securities, continued
WL Collateral CMO Other, continued
Provident Funding Mortgage Loan
   Trust, Series 2005-2, Class 2A1A,
   4.70%, 10/25/35 (a)                              $  2,157,741   $  2,001,486
Residential Funding Mortgage
   Securities I, Series 2007-SA1, Class
   1A1, 5.66%, 2/25/37 (a)                             3,210,424      3,113,750
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR10,
   Class 2A14, 4.11%, 6/25/35 (a) (e)                  3,500,000      3,396,264
                                                                   ------------
                                                                     38,474,520
                                                                   ------------
WL Collateral CMO Sequential (5.6%)
Chase Mortgage Finance Corp., Series
   2005-A1, Class 2A2, 5.24%,
   12/25/35 (a)                                        2,231,885      2,148,265
JP Morgan Alternative Loan Trust,
   Series 2006-S3, Class A2A, 5.87%,
   8/25/36                                             3,000,000      2,944,284
JP Morgan Mortgage Trust, Series
   2006-A3, Class 2A1, 5.63%,
   5/25/36 (a)                                         2,480,710      2,343,326
JP Morgan Mortgage Trust, Series
   2006-A4, Class 2A2, 5.82%,
   6/25/36 (a)                                         2,302,574      2,128,901
JP Morgan Mortgage Trust, Series
   2007-A2, Class 4A1M, 5.80%,
   4/25/37 (a)                                         2,435,626      2,238,368
RAAC Series, Series 2005-SP1, Class
   2A2, 5.25%, 9/25/34                                 2,151,267      2,032,172
                                                                   ------------
                                                                     13,835,316
                                                                   ------------
WL Collateral PAC (0.5%)
Countrywide Alternative Loan Trust,
   Series 2004-2CB, Class 1A1, 4.25%,
   3/25/34                                             1,192,087      1,154,617
                                                                   ------------

Total Mortgage-Backed Securities                                     70,546,106
                                                                   ------------
Municipal Bonds (0.2%)
Ohio (0.2%)
State Economic Enterprise, Series 3,
   4.05%, 3/1/11 (b)                                     490,000        485,507
                                                                   ------------

Total Municipal Bonds                                                   485,507
                                                                   ------------
U.S. Government Agencies (26.3%)
Fannie Mae (3.4%)
5.00%, 2/25/25 (e)                                     3,153,378      3,181,095
4.70%, 4/1/33 (a)                                      1,678,396      1,693,656
5.11%, 9/1/34 (a)                                      2,127,986      2,157,943
4.94%, 4/1/35 (a)                                      1,482,338      1,493,494
                                                                   ------------
                                                                      8,526,188
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
U.S. Government Agencies, continued
Fannie Mae Prepayment Link Note,
   Series 2005-4, Class 1 (1.0%)
4.65%, 12/25/12 IO                                  $  2,536,392   $  2,472,063
                                                                   ------------
Federal Farm Credit Bank (2.4%)
2.63%, 4/21/11                                         6,000,000      5,861,958
                                                                   ------------
Federal Home Loan Bank (3.5%)
5.00%, 9/18/09                                         1,000,000      1,022,662
5.00%, 12/11/09                                        5,000,000      5,131,845
4.75%, 10/25/10 IO                                     2,556,445      2,578,022
                                                                   ------------
                                                                      8,732,529
                                                                   ------------
Freddie Mac (8.4%)
4.88%, 2/9/10                                          7,000,000      7,190,785
5.00%, 9/15/25 (e)                                     2,911,395      2,944,009
4.50%, 7/15/28 (e)                                     2,916,312      2,922,170
3.98%, 3/1/34 (a)                                      1,677,863      1,682,212
4.67%, 7/1/35 (a) (e)                                  3,220,307      3,246,568
5.71%, 4/1/37 (a)                                      2,903,116      2,934,319
                                                                   ------------
                                                                     20,920,063
                                                                   ------------
Government National Mortgage
   Association (7.6%)
2.87%, 2/16/20 (e)                                     3,378,488      3,378,309
3.27%, 1/16/23                                         1,634,841      1,621,627
6.01%, 2/16/24 (a)                                       831,607        844,679
3.72%, 12/16/26                                        3,082,649      3,058,801
4.00%, 5/16/27                                         1,820,900      1,803,573
4.29%, 1/16/30                                         2,799,747      2,795,425
4.09%, 8/16/30                                         2,109,143      2,093,784
3.95%, 11/16/30 (e)                                    3,292,435      3,259,259
                                                                   ------------
                                                                     18,855,457
                                                                   ------------

Total U.S. Government Agencies                                       65,368,258
                                                                   ------------
U.S. Treasury Obligations (4.3%)
U.S. Treasury Notes (4.3%)
3.13%, 11/30/09                                        5,500,000      5,560,588
4.50%, 5/15/10                                         1,000,000      1,036,406
4.88%, 7/31/11                                         4,000,000      4,233,124
                                                                   ------------
                                                                     10,830,118
                                                                   ------------

Total U.S. Treasury Obligations                                      10,830,118
                                                                   ------------

                                    Continued

Short Term Bond
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Investments in Affiliates (1.7%)
Fifth Third Institutional Money
   Market Fund (c)                                     4,149,326   $  4,149,326
                                                                   ------------

Total Investments in Affiliates                                       4,149,326
                                                                   ------------

Total Investments (Cost $250,753,899) - 99.3%                       247,250,422

Other assets in excess of liabilities - 0.7%                          1,823,666
                                                                   ------------

NET ASSETS - 100.0%                                                $249,074,088
                                                                   ============

Notes to Schedule of Investments

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) The Fund's securities were fair valued at July 31, 2008 using procedures approved by the Board of Trustees.

(e) All or part of this security has been designated as collateral for futures contracts.

The following abbreviations are used in the Schedule of Investments:

ABS - Asset-Backed Security
AUD - Australian Dollar
BRL - Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
IO - Interest Only
PAC - Planned Amortization Class
WL - Whole Loan

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                  Municipal Bond
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds (92.9%)
Arizona (5.9%)
City of Tempe Transportation Excise
   Tax, 4.75%, 7/1/38,
   (Callable 7/1/18 @ 100)                          $  1,000,000   $    961,370
Mesa Street and Highway, FSA, 5.25%,
   7/1/23                                                600,000        648,462
Tucson Water, MBIA, 4.25%, 7/1/21,
   (Callable 7/1/16 @ 100)                             1,000,000        985,310
                                                                   ------------
                                                                      2,595,142
                                                                   ------------
California (13.2%)
California Polytechnical Pomona
   Foundation, Inc., MBIA, 5.50%,
   2/1/20, (Prerefunded 2/1/11 @ 101)                    265,000        286,759
California State Department of Water
   Resources, Central Valley Project,
   Series AE, 5.00%, 12/1/28, (Callable
   6/1/18 @ 100)                                       1,000,000      1,024,900
La Canada Unified School District,
   Series A, GO, MBIA, 5.50%, 8/1/24,
   (Callable 8/1/14 @ 100)                             1,000,000      1,049,840
Placentia-Yorba Linda Unified School
   District, Series B, GO, FGIC, 5.38%,
   8/1/22, (Callable 8/1/14 @ 100)                     1,000,000      1,041,760
Sacramento County Sanitation
   District, Series A, 6.00%, 12/1/15,
   (Callable 12/1/10 @ 101)                              250,000        269,667
State of California, Variable
   Purpose, GO, 5.25%, 3/1/38,
   (Callable 3/1/18 @ 100)                             1,000,000        997,570
State Public Works Board, Department
   of Corrections and Rehabilitation,
   Series F, FGIC, 5.25%, 11/1/19                      1,020,000      1,094,287
                                                                   ------------
                                                                      5,764,783
                                                                   ------------
Colorado (2.5%)
Douglas County School District No
   Re-1, GO, FGIC, 5.75%, 12/15/21,
   (Callable 12/15/14 @ 100)                           1,000,000      1,078,740
                                                                   ------------
Connecticut (1.1%)
State Health & Educational Facility
   Authority, Loomis Chafee School,
   Series G, 5.00%, 7/1/38,
   (Callable 7/1/18 @ 100)                               500,000        479,040
                                                                   ------------
Florida (4.6%)
Orange County Health Facilities
   Authority, Series B, FSA, 5.00%,
   12/1/32, (Callable 11/15/18 @ 100)                  1,000,000        973,850
Volusia County School Board, Series
   A, CP, FSA, 5.00%, 8/1/19,
   (Callable 8/1/15 @ 100)                             1,010,000      1,046,118
                                                                   ------------
                                                                      2,019,968
                                                                   ------------

                                    Continued

Municipal Bond
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Illinois (3.1%)
Chicago Metropolitan Water
   Reclamation District-Greater Chicago
   Capital Improvements, GO, ETM,
   7.25%, 12/1/12                                   $    500,000   $    587,065
City of Chicago Single Family
   Mortgage, Series A, AMT,
   GNMA-FNMA, 4.70%, 10/1/17,
   (Callable 4/1/09 @ 102)                               125,000        124,626
Finance Authority, Metropolis
   Project, 5.00%, 12/1/14, (Callable
   12/1/13 @ 100)                                        300,000        311,904
State of Illinois, GO, FGIC, 5.88%,
   10/1/17, (Callable 10/1/09 @ 100)                     300,000        308,985
                                                                   ------------
                                                                      1,332,580
                                                                   ------------
Iowa (5.1%)
Finance Authority, Drake University
   Project, MBIA, 6.50%, 12/1/11 (c)                   2,055,000      2,220,530
                                                                   ------------
Kansas (4.2%)
Geary County Unified School District
   No. 475, GO, MBIA, 5.25%, 9/1/17,
   (Callable 9/1/15 @ 100)                             1,675,000      1,826,504
                                                                   ------------
Louisiana (2.3%)
State Citizens Property Insurance
   Corp., Series B, AMBAC, 5.00%,
   6/1/18, (Callable 6/1/16 @ 100)                     1,000,000      1,001,850
                                                                   ------------
Michigan (8.8%)
Detroit Water Supply System, Series A,
   FSA, 5.00%, 7/1/16                                  1,000,000      1,065,080
Higher Education Student Loan
   Authority, Series XII-W, AMT,
   AMBAC, 4.75%, 3/1/09 (c)                            1,000,000      1,014,460
State Hospital Finance Authority,
   Henry Ford Health System, Series A,
   5.00%, 11/15/20, (Callable
   11/15/16 @ 100)                                       500,000        497,695
State of Michigan, Grant Antic
   Buildings, FSA, 5.25%, 9/15/20,
   (Callable 9/15/17 @ 100)                              250,000        267,735
Strategic Fund, Hope Network Project,
   Series B, 5.13%, 9/1/13,
   (LOC: First of America Bank),
   (Callable 9/1/08 @ 102)                             1,000,000      1,020,880
                                                                   ------------
                                                                      3,865,850
                                                                   ------------
Minnesota (2.2%)
State Municipal Power Agency, 5.00%,
   10/1/30, (Callable 10/1/15 @ 100)                   1,000,000        978,950
                                                                   ------------
Nebraska (3.7%)
City of Omaha, Series A, GO, ETM,
   6.50%, 12/1/13                                      1,365,000      1,593,201
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
New Mexico (4.7%)
County of Bernalillo, 5.25%, 4/1/27                 $    475,000   $    504,502
Mortgage Finance Authority, Single
   Family Mortgage, Series A, AMT,
   GNMA-FNMA-FHLMC, 5.50%,
   7/1/36, (Callable 1/1/15 @ 102) (a)                   500,000        504,310
University of New Mexico, System
   Implements, Series A, FSA, 5.00%,
   6/1/21, (Callable 6/1/17 @ 100)                     1,000,000      1,047,140
                                                                   ------------
                                                                      2,055,952
                                                                   ------------
New York (3.0%)
City of New York, Series E, GO,
   5.00%, 8/1/16                                         250,000        269,252
State Housing Finance Agency,
   Economic Development and
   Housing, Series A, 5.00%, 9/15/23,
   (Callable 9/15/15 @ 100)                            1,000,000      1,036,870
                                                                   ------------
                                                                      1,306,122
                                                                   ------------
Ohio (8.7%)
City of Columbus Sewer Revenue,
   Series A, 5.00%, 6/1/23, (Callable
   12/1/17 @ 100)                                      1,000,000      1,046,970
County of Cuyahoga Capital
   Improvements, GO, 5.25%, 12/1/18,
   (Callable 12/1/14 @ 100)                            1,500,000      1,616,760
State of Ohio, Common Schools,
   Series D, GO, 5.50%, 9/15/19                        1,000,000      1,126,750
                                                                   ------------
                                                                      3,790,480
                                                                   ------------
Oklahoma (2.4%)
Oklahoma County, Series A, GO, W/I,
   4.00%, 8/1/19,
   (Callable 8/1/18 @ 100)                               500,000        492,565
Tulsa International Airport,
   Improvement Trust, Series B, AMT,
   FGIC, 5.50%, 6/1/10                                   530,000        539,779
                                                                   ------------
                                                                      1,032,344
                                                                   ------------
Oregon (2.4%)
Sunrise Water Authority, FSA, 5.25%,
   3/1/24, (Callable 3/1/14 @ 100)                     1,000,000      1,048,610
                                                                   ------------
Pennsylvania (6.0%)
Central Dauphin School District, GO,
   MBIA, 6.75%, 2/1/24, (Prerefunded
   2/1/16 @ 100)                                       1,000,000      1,205,170
Higher Educational Facilities
   Authority, Widener University, 3.85%,
   7/15/13                                               430,000        428,267
Lancaster Higher Education Authority,
   Franklin and Marshall College, 5.00%,
   4/15/25, (Callable 4/15/16 @ 100)                   1,000,000      1,006,270
                                                                   ------------
                                                                      2,639,707
                                                                   ------------

                                    Continued

                                                                  Municipal Bond
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Puerto Rico (4.8%)
Commonwealth of Puerto Rico, Series A,
   GO, 5.00%, 7/1/30, (Mandatory Put
   7/1/12 @ 100) (a)                                $  1,000,000   $  1,010,550
Public Buildings Authority, Series I,
   5.50%, 7/1/23, (Prerefunded
   7/1/14 @ 100)                                       1,000,000      1,094,670
                                                                   ------------
                                                                      2,105,220
                                                                   ------------
Texas (1.9%)
State Public Finance Authority,
   Series A, ACA, 5.00%, 2/15/28,
   (Callable 2/15/14 @ 100)                            1,000,000        841,230
                                                                   ------------
Washington (2.3%)
Metropolitan Park District of Tacoma,
   GO, FGIC, 5.00%, 12/1/22,
   (Callable 12/1/15 @ 100)                            1,000,000      1,023,320
                                                                   ------------

Total Municipal Bonds                                                40,600,123
                                                                   ------------
Municipal Demand Notes (1.8%)
Illinois (1.4%)
Lake Zurich Rose Road LLC Project,
   AMT, 3.45%, 8/1/08, (LOC: JP
   Morgan, Inc.) (a) (d)                                 610,000        610,000
                                                                   ------------
Kentucky (0.4%)
Shelby County Lease Program, Series
   A, 2.05%, 8/1/08, (LOC: U.S.
   Bancorp) (a) (d)                                      185,000        185,000
                                                                   ------------

Total Municipal Demand Notes                                            795,000
                                                                   ------------

                                                       Shares
                                                    ------------
Money Markets (5.1%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio (b)                                             112            112
Dreyfus Tax Exempt Cash
   Management (b)                                        888,755        888,755
Goldman Sachs Financial Square
   Funds - Tax-Free Money Market
   Fund (b)                                                4,892          4,892
Merrill Lynch Funds For Institutions
   Series - Institutional Tax-Exempt
   Fund (b)                                            1,338,025      1,338,025
                                                                   ------------

Total Money Markets                                                   2,231,784
                                                                   ------------

Total Investments (Cost $43,376,559) - 99.8%                         43,626,907

Other assets in excess of liabilities - 0.2%                             99,975
                                                                   ------------

NET ASSETS - 100.0%                                                $ 43,726,882
                                                                   ============

                                    Continued

Notes to Schedule of Investments

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b)   Investment is in Institutional Shares of underlying fund/portfolio.

(c) All or part of this security has been designated as collateral for when issued transactions.

(d)   Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Investments:

ACA - American Capital Access Holding Ltd.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax Paper
CP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
W/I - When Issued

Investment concentration as a percentage of net assets, by industry:

Airport                                                                     1.2%
Development                                                                 1.4%
Education                                                                   1.9%
Facilities                                                                  2.5%
General                                                                     3.9%
General Obligation                                                         20.1%
Healthcare                                                                  1.1%
Higher Education                                                           11.4%
Housing                                                                     2.4%
Investment Companies                                                        5.1%
Medical                                                                     6.4%
Municipal                                                                   1.1%
Power                                                                       2.3%
School District                                                            16.6%
Single Family Housing                                                       1.5%
Student Loan                                                                2.3%
Transportation                                                              3.7%
Utilities                                                                   5.5%
Water                                                                       9.4%

                      See notes to schedules of investments
                       and notes to financial statements.

Intermediate Municipal Bond
Schedule of Investments
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds (96.4%)
Alabama (5.6%)
Birmingham Baptist Medical Centers
   Special Care Facilities Financing
   Authority, Series A, 5.00%, 11/15/14             $  4,000,000   $  4,001,840
County of Mobile, GO, FSA, 5.25%,
   8/1/17, (Callable 8/1/14 @ 100) (c)                 3,080,000      3,325,753
                                                                   ------------
                                                                      7,327,593
                                                                   ------------

Alaska (1.5%)
State of Alaska, Sport Fishing, CIFG,
   4.25%, 4/1/15                                       1,000,000      1,004,560
State of Alaska, Sport Fishing, CIFG,
   4.38%, 4/1/16                                       1,000,000      1,003,500
                                                                   ------------
                                                                      2,008,060
                                                                   ------------

Arizona (6.7%)
City of Tempe Performing Arts Center,
   AMBAC, 5.25%, 7/1/17, (Callable
   7/1/14 @ 100) (c)                                   2,000,000      2,156,440
Health Facilities Authority, Phoenix
   Children's Hospital, Series B, 3.09%,
   2/1/42, (Callable 2/2/15 @ 100) (a)                 1,000,000        945,580
Mesa Street and Highway, FGIC, 6.25%,
   7/1/12                                              1,000,000      1,112,270
Mesa Street and Highway, FGIC, 6.25%,
   7/1/13, (Prerefunded 7/1/11 @ 100)                  1,000,000      1,099,710
Pima County Industrial Development
   Authority, Series A, 5.13%, 7/1/15                  1,140,000      1,130,447
Tucson Street and Highway, Series
   1994-E, FGIC, 6.75%, 7/1/13                         2,000,000      2,302,240
                                                                   ------------
                                                                      8,746,687
                                                                   ------------

Arkansas (0.8%)
University of Arkansas, UAMS Campus,
   FGIC, 5.00%, 3/1/16                                 1,000,000      1,074,210
                                                                   ------------

California (3.5%)
California State Department of Water
   Resources, Central Valley Project,
   Series AE, 5.00%, 12/1/22, (Callable
   6/1/18 @ 100)                                         500,000        526,130
Chaffey Community College District,
   Series C, GO, MBIA, 5.42%,
   6/1/16 **                                             750,000        534,000
City of San Jose, Series A, AMBAC,
   AMT, 5.00%, 3/1/14                                  1,000,000      1,037,340
City of San Jose, Series A, AMBAC,
   AMT, 5.00%, 3/1/15                                    500,000        516,945
East Bay Regional Park District, GO,
   5.25%, 9/1/20                                         750,000        826,192
La Canada Unified School District,
   Series A, GO, MBIA, 5.50%, 8/1/24,
   (Callable 8/1/14 @ 100)                               375,000        393,690
Placentia-Yorba Linda Unified School
   District, Series B, GO, FGIC, 5.38%,
   8/1/22, (Callable 8/1/14 @ 100)                       675,000        703,188
                                                                   ------------
                                                                      4,537,485
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Colorado (2.1%)
El Paso County School District No.
   38, GO, 6.38%, 12/1/18,
   (Prerefunded 12/1/10 @ 100)                      $  1,005,000   $  1,097,048
Summit County School District No
   Re001, GO, FSA, 5.75%, 12/1/12,
   (Callable 12/1/11 @ 100)                            1,465,000      1,593,832
                                                                   ------------
                                                                      2,690,880
                                                                   ------------

Florida (0.3%)
City of Pembroke Pines, GO, MBIA,
   4.00%, 9/1/15                                         185,000        187,501
City of Pembroke Pines, GO, MBIA,
   4.13%, 9/1/16                                         250,000        253,165
                                                                   ------------
                                                                        440,666
                                                                   ------------

Hawaii (0.6%)
State of Hawaii Highways, FSA, 5.50%,
   7/1/10                                                765,000        809,485
                                                                   ------------

Illinois (7.9%)
Chicago Metropolitan Water
   Reclamation District-Greater
   Chicago Capital Improvements, GO,
   ETM, 5.50%, 12/1/10                                 3,000,000      3,215,760
Chicago O'Hare International Airport,
   Series A, FSA, 4.00%, 1/1/15                        1,000,000      1,008,980
City of Greenville, Greenville
   College Project, 3.45%, 11/1/36,
   (LOC: National City Corp.),
   (Mandatory Put 11/1/08 @ 100) (a)                   1,000,000      1,000,000
Educational Facilities Authority, The
   Art Institute of Chicago, Series A,
   4.13%, 3/1/30, (Mandatory Put
   3/1/13 @ 100) (a)                                   1,000,000      1,009,730
Finance Authority, Children's
   Memorial Hospital, Series B, 5.50%,
   8/15/21, (Callable 8/15/18 @ 100)                   2,000,000      2,043,260
Finance Authority, Children's
   Memorial Hospital, Series B, 5.50%,
   8/15/23, (Callable 8/15/18 @ 100)                   1,000,000      1,012,280
Finance Authority, Metropolis
   Project, 4.75%, 12/1/10                               200,000        207,468
Finance Authority, Metropolis
   Project, 5.00%, 12/1/11                               250,000        261,332
Finance Authority, Metropolis
   Project, 5.00%, 12/1/12                               275,000        288,472
Finance Authority, Metropolis
   Project, 5.00%, 12/1/13                               275,000        288,319
                                                                   ------------
                                                                     10,335,601
                                                                   ------------

Indiana (8.8%)
Ball State University, Student Fee,
   Series N, FSA, 4.00%, 7/1/15                          500,000        512,120
Fort Wayne International Airport
   Building Corp., Series B, AMT,
   XLCA, 5.00%, 7/1/12                                 1,615,000      1,659,267

                                    Continued

                                                     Intermediate Municipal Bond
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Indiana, continued
Fort Wayne International Airport
   Building Corp., Series B, AMT,
   XLCA, 5.00%, 7/1/13                              $  1,695,000   $  1,737,867
Health & Educational Facilities
   Financing Authority, Clarian Health
   Obligation Group, Series B, 5.00%,
   2/15/16                                               500,000        512,915
Health & Educational Facilities
   Financing Authority, Clarian Health
   Obligation Group, Series B, 5.00%,
   2/15/19, (Callable 2/15/16 @ 100)                   1,000,000        999,980
Local Public Improvement Bond Bank,
   Airport Authority, Series F, AMT,
   AMBAC, 5.00%, 1/1/19,
   (Callable 7/1/16 @ 100)                             2,550,000      2,442,390
Municipal Power Supply Agency, Series
   B, MBIA, 6.00%, 1/1/13                              3,000,000      3,295,920
State Finance Authority, Revolving
   Fund Project, Series A, 5.00%,
   2/1/15                                                250,000        271,902
                                                                   ------------
                                                                     11,432,361
                                                                   ------------

Iowa (0.1%)
Iowa State University, Science and
   Technology, 3.75%, 7/1/10                             140,000        143,577
                                                                   ------------

Kentucky (1.4%)
Area Development Districts, City of
   Versailles, Series C, CP, ETM, 3.00%,
   12/1/09                                               255,000        256,576
Area Development Districts, Lease
   Acquisition, 3.00%, 6/1/09,
   (LOC: Wachovia Corp.)                                 240,000        241,747
Housing Corp., Series A, AMT, 3.45%,
   1/1/10                                                275,000        277,173
Kenton County Airport Board, Series
   C, AMT, MBIA, 5.00%, 3/1/10                           730,000        737,110
Munfordville Industrial Development,
   Louisville Bedding Co. Project,
   AMT, 3.50%, 6/1/09, (LOC: JP
   Morgan, Inc.)                                         310,000        310,564
                                                                   ------------
                                                                      1,823,170
                                                                   ------------

Louisiana (1.1%)
Public Facilities Authority,
   Pennington Medical Foundation
   Project, 5.00%, 7/1/16                              1,000,000      1,022,350
State Citizens Property Insurance
   Corp., Series B, AMBAC, 5.00%,
   6/1/18, (Callable 6/1/16 @ 100)                       400,000        400,740
                                                                   ------------
                                                                      1,423,090
                                                                   ------------

Michigan (14.5%)
Detroit Sewer Disposal, FGIC, 5.50%,
   7/1/36, (Callable 7/1/18 @ 100)                     1,000,000      1,037,840
Detroit Water Supply System, Series
   A, FSA, 5.00%, 7/1/16                                 500,000        532,540

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Michigan, continued
Higher Education Facilities
   Authority, Hope College Project,
   4.70%, 10/1/09                                   $    200,000   $    200,568
Higher Education Facilities
   Authority, Hope College Project,
   4.80%, 10/1/10,
   (Callable 10/1/09 @ 100)                              590,000        591,280
Higher Education Student Loan
   Authority, Series XVII-I, AMT,
   AMBAC, 3.95%, 3/1/11                                1,000,000        987,780
Kent Hospital Finance Authority,
   Spectrum Health, Series A, 5.50%,
   1/15/13, (Prerefunded
   7/15/11 @ 101)                                        125,000        135,403
Montague Public School District, GO,
   Q-SBLF, 5.50%, 5/1/12, (Callable
   11/1/11 @ 100)                                        430,000        463,200
Montague Public School District, GO,
   Q-SBLF, 5.50%, 5/1/12, (Prerefunded
   11/1/11 @ 100)                                        575,000        623,467
State Building Authority, Facilities
   Program, Series I, AMBAC, 5.00%,
   10/15/29, (Mandatory Put
   10/15/11 @ 100) (a)                                 1,500,000      1,588,785
State Building Authority, Police
   Communications, ETM, 5.50%,
   10/1/12                                               350,000        382,784
State Hospital Finance Authority,
   Crittenton Hospital, Series A, 4.35%,
   3/1/09                                                500,000        505,185
State Hospital Finance Authority,
   Edward W. Sparrow Hospital, 5.00%,
   11/15/15                                              500,000        522,275
State Hospital Finance Authority,
   Henry Ford Health System, Series A,
   5.00%, 11/15/18,
   (Callable 11/15/16 @ 100)                             500,000        506,730
State Hospital Finance Authority,
   Holland Community Hospital, Series
   A, 5.00%, 1/1/15, (Callable
   1/1/14 @ 100)                                         505,000        521,867
State Hospital Finance Authority,
   Marquette General Hospital, Series
   A, 5.00%, 5/15/13                                   1,505,000      1,518,891
State Hospital Finance Authority,
   Oakwood Healthcare System, Series
   A, 5.00%, 7/15/15                                     500,000        509,675
State Housing Development Authority,
   Multi-Family, Series A, AMT, GNMA,
   4.15%, 4/20/11                                        320,000        320,554
State Housing Development Authority,
   Multi-Family, Series A, AMT, GNMA,
   4.40%, 4/20/13                                        175,000        175,432
State Housing Development Authority,
   Series A, AMT, 3.95%, 12/1/12                         660,000        656,423
State of Michigan, Grant Antic
   Buildings, FSA, 4.50%, 9/15/15                        500,000        523,520

                                    Continued

                                       121

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Intermediate Municipal Bond
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Michigan, continued
State of Michigan, Grant Antic
   Buildings, FSA, 5.25%, 9/15/18,
   (Callable 9/15/17 @ 100)                         $    500,000   $    545,710
State of Michigan, Trunk Line, Series
   A, 5.25%, 11/1/13                                     600,000        657,954
Strategic Fund, International
   Project, 4.75%, 8/1/11 (c)                          2,240,000      2,341,472
Strategic Fund, International
   Project, 5.00%, 8/1/13                                820,000        873,538
Strategic Fund, Solid Waste
   Management Project, AMT,
   4.63%, 12/1/12                                      1,000,000        957,410
Wyandotte Electric, Series A, AMT,
   MBIA, 5.00%, 10/1/13                                  600,000        629,382
Wyandotte Electric, Series A, AMT,
   MBIA, 4.50%, 10/1/14                                  600,000        612,258
                                                                   ------------
                                                                     18,921,923
                                                                   ------------

Minnesota (2.4%)
Housing Finance Agency, Series F,
   AMT, 4.55%, 7/1/12,
   (Callable 7/1/11 @ 100)                             1,130,000      1,135,424
St Paul Housing & Redevelopment
   Authority, Smith Avenue Transit
   Center, 3.50%, 6/1/12,
   (Callable 6/1/10 @ 100)                             2,000,000      2,002,740
                                                                   ------------
                                                                      3,138,164
                                                                   ------------

Missouri (2.6%)
City of Brentwood, Brentwood Square
   Project, 4.13%, 5/1/11                                245,000        246,722
Missouri State Highways & Transit
   Commission, 4.00%, 5/1/15                             425,000        437,899
Missouri State Highways & Transit
   Commission, 4.25%, 5/1/16                             525,000        546,404
Missouri State Highways & Transit
   Commission, 4.25%, 5/1/17                           1,030,000      1,065,690
Missouri State Highways & Transit
   Commission, 4.50%, 5/1/17                           1,070,000      1,126,828
                                                                   ------------
                                                                      3,423,543
                                                                   ------------

Nebraska (0.7%)
Investment Finance Authority, Single
   Family Housing, Series C, AMT,
   3.75%, 9/1/11                                         220,000        218,922
Investment Finance Authority, Single
   Family Housing, Series C, AMT,
   3.85%, 3/1/12                                         130,000        128,927
Investment Finance Authority, Single
   Family Mortgage, Series D, AMT,
   GNMA-FNMA-FHLMC, 4.10%,
   9/1/10                                                240,000        239,801
Investment Finance Authority, Single
   Family Mortgage, Series D, AMT,
   GNMA-FNMA-FHLMC, 4.25%,
   9/1/11                                                340,000        339,990
                                                                   ------------
                                                                        927,640
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Nevada (1.1%)
County of Clark, GO, FSA, 4.50%,
   6/1/17, (Callable 6/1/16 @ 100)                  $  1,325,000   $  1,381,723
Douglas County, Solid Waste Disposal,
   GO, AMT, MBIA, 3.75%, 12/1/09                         100,000        100,962
                                                                   ------------
                                                                      1,482,685
                                                                   ------------

New Jersey (2.1%)
State Turnpike Authority, Series A,
   ETM, MBIA, 6.00%, 1/1/13                            1,925,000      2,155,692
State Turnpike Authority, Series A,
   MBIA, 6.00%, 1/1/13                                   575,000        632,948
                                                                   ------------
                                                                      2,788,640
                                                                   ------------

New Mexico (3.2%)
County of Bernalillo, 5.25%, 4/1/27                      500,000        531,055
Mortgage Finance Authority, Single
   Family Mortgage, Class I, AMT,
   GNMA-FNMA-FHLMC, 4.05%,
   7/1/26, (Callable 7/1/15 @ 100)                       515,000        496,090
Mortgage Finance Authority, Single
   Family Mortgage, Series A, AMT,
   GNMA-FNMA-FHLMC, 5.50%,
   7/1/36, (Callable 1/1/15 @ 102) (a)                   200,000        201,724
Mortgage Finance Authority, Single
   Family Mortgage, Series A2, Class I,
   AMT, GNMA-FNMA-FHLMC, 3.90%,
   1/1/19, (Callable 1/1/16 @ 100)                        75,000         74,619
Mortgage Finance Authority, Single
   Family Mortgage, Series A2, Class I,
   AMT, GNMA-FNMA-FHLMC, 4.40%,
   1/1/27, (Callable 1/1/16 @ 100)                     2,000,000      1,972,800
Taos County, Educational
   Improvements, ETM, 3.88%, 10/1/11                     565,000        583,899
University of New Mexico, System
   Implements, Series A, FSA, 5.00%,
   6/1/21, (Callable 6/1/17 @ 100)                       365,000        382,206
                                                                   ------------
                                                                      4,242,393
                                                                   ------------

New York (1.4%)
City of New York, Series E, GO,
   5.00%, 8/1/16                                         750,000        807,758
New York State Thruway Authority,
   Series A, 5.00%, 4/1/21,
   (Callable 4/1/18 @ 100)                               500,000        526,585
New York State Thruway Authority,
   Series A, 5.00%, 4/1/22,
   (Callable 4/1/18 @ 100)                               500,000        524,165
                                                                   ------------
                                                                      1,858,508
                                                                   ------------

Ohio (3.6%)
Berea, GO, 5.13%, 12/1/13                                785,000        826,668
County of Cuyahoga Capital
   Improvements, GO, 5.25%, 12/1/18,
   (Callable 12/1/14 @ 100)                              915,000        986,224
Housing Finance Agency, Residential
   Mortgage, Series C, AMT,
   GNMA-FNMA, 3.55%, 3/1/10                              990,000        995,395

                                    Continued

                                                     Intermediate Municipal Bond
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Ohio, continued
Housing Finance Agency, Residential
   Mortgage, Series C, AMT,
   GNMA-FNMA, 3.70%, 3/1/11                         $    995,000   $    990,851
Housing Finance Agency, Residential
   Mortgage, Series C, AMT,
   GNMA-FNMA, 4.00%, 3/1/14                              500,000        487,095
State Economic Enterprise, Series 3,
   AMT, 4.08%, 6/1/13                                    395,000        401,486
                                                                   ------------
                                                                      4,687,719
                                                                   ------------

Oklahoma (0.7%)
Housing Finance Agency, Single Family
   Housing, Home Ownership Loan
   Program, Series B, AMT,
   GNMA-FNMA-FHLMC, 4.25%,
   9/1/25, (Callable 9/1/15 @ 100)                       420,000        417,438
Oklahoma County, Series A, GO, W/I,
   4.00%, 8/1/19, (Callable
   8/1/18 @ 100)                                         500,000        492,565
                                                                   ------------
                                                                        910,003
                                                                   ------------

Oregon (1.5%)
State Department of Transportation,
   Series A, 5.25%, 11/15/16,
   (Prerefunded 11/15/14 @ 100)                        1,775,000      1,975,042
                                                                   ------------

Pennsylvania (3.0%)
Allegheny County Airport Authority,
   Series B, AMT, FGIC, 5.00%, 1/1/16                  1,000,000        991,420
Allegheny County Hospital
   Development Authority, University
   of Pittsburgh Medical Center, Series
   A, 5.00%, 9/1/17                                    1,000,000      1,057,480
Higher Educational Facilities
   Authority, Widener University, 3.60%,
   7/15/11                                               250,000        249,788
Higher Educational Facilities
   Authority, Widener University, 3.75%,
   7/15/12                                               405,000        404,992
Lehigh Northampton Airport Authority,
   Series A, AMT, MBIA, 5.00%, 1/1/19,
   (Callable 1/1/15 @ 100)                             1,175,000      1,185,845
                                                                   ------------
                                                                      3,889,525
                                                                   ------------

Puerto Rico (3.5%)
Commonwealth of Puerto Rico, Series
   A, GO, 5.25%, 7/1/22,
   (Callable 7/1/16 @ 100)                             1,000,000        999,950
Commonwealth of Puerto Rico, Series
   A, GO, 5.00%, 7/1/30, (Mandatory
   Put 7/1/12 @ 100) (a)                               2,000,000      2,021,100
Government Development Bank, Series
   C, AMT, 5.25%, 1/1/15                               1,500,000      1,491,870
                                                                   ------------
                                                                      4,512,920
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
South Carolina (0.7%)
Anderson County School District No.
   2, Series B, GO, 6.00%, 3/1/13,
   (Prerefunded 3/1/10 @101)                        $    890,000   $    951,997
                                                                   ------------

Tennessee (2.9%)
Housing Development Agency, Series
   A, 4.00%, 7/1/10                                    1,100,000      1,114,894
Metropolitan Nashville Airport
   Authority, Series C, AMT, FGIC,
   5.38%, 7/1/14, (Callable
   9/8/08 @ 102)                                       2,570,000      2,623,610
                                                                   ------------
                                                                      3,738,504
                                                                   ------------

Texas (5.7%)
Dallas-Fort Worth International
   Airport Facilities Improvement Corp.,
   Series A, AMT, XLCA, 5.00%,
   11/1/15, (Callable 11/1/09 @ 100)                   2,000,000      2,000,080
Longview Independent School District,
   GO, PSF, W/I, 4.75%, 2/15/36,
   (Callable 8/15/18 @ 100)                              500,000        477,100
Lower Colorado River Authority,
   5.75%, 5/15/28,
   (Callable 5/15/15 @ 100)                            1,500,000      1,559,505
North Texas Tollway Authority, Series
   A, 6.00%, 1/1/23,
   (Callable 1/1/18 @ 100)                             1,000,000      1,053,540
Spring Independent School District,
   Series A, GO, PSF, W/I, 5.00%,
   8/15/16                                             1,000,000      1,088,840
Texas Municipal Power Agency,
   AMBAC, 4.00%, 9/1/12, (Callable
   9/8/08 @ 100)                                         500,000        500,355
White Settlement Independent School
   District, GO, PSF, 4.50%, 8/15/15                   1,000,000        755,480
                                                                   ------------
                                                                      7,434,900
                                                                   ------------

Virginia (1.7%)
City of Richmond, GO, FGIC, 5.38%,
   7/15/13, (Prerefunded
   7/15/11 @ 101)                                      2,000,000      2,171,280
                                                                   ------------

Washington (4.7%)
Grant County Public Utility District
   No. 2 Priest Rapids, Series H, FSA,
   5.00%, 1/1/11 (c)                                   2,485,000      2,617,202
King County School District No. 415
   Kent, Series A, GO, 5.55%, 12/1/11                  2,000,000      2,165,960
Valley Regional Fire Authority, King
   & Pierce Counties, GO, 4.00%,
   12/1/19, (Callable 12/1/18 @ 100)                     870,000        849,042
Yakima County, GO, AMBAC, 5.25%,
   12/1/16, (Callable 12/1/12 @ 100)                     425,000        447,423
                                                                   ------------
                                                                      6,079,627
                                                                   ------------

Total Municipal Bonds                                               125,927,878
                                                                   ------------

                                    Continued

Intermediate Municipal Bond
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Demand Notes (0.8%)
Michigan (0.8%)
Michigan Technical University, Series
   A, AMBAC, 5.00%, 8/6/08 (a) (d)                  $  1,000,000   $  1,000,000
                                                                   ------------

Total Municipal Demand Notes                                          1,000,000
                                                                   ------------

                                                       Shares
                                                    ------------
Money Markets (0.8%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio (b)                                             111            111
Dreyfus Tax Exempt Cash
   Management (b)                                        160,272        160,272
Goldman Sachs Financial Square Funds -
   Tax-Free Money Market Fund (b)                         11,751         11,751
Merrill Lynch Funds For Institutions
   Series - Institutional Tax-Exempt
   Fund (b)                                              820,974        820,974
                                                                   ------------

Total Money Markets                                                     993,108
                                                                   ------------

Total Investments (Cost $126,181,688) - 98.0%                       127,920,986

Other assets in excess of liabilities - 2.0%                          2,635,172
                                                                   ------------

NET ASSETS - 100.0%                                                $130,556,158
                                                                   ============

Notes to Schedule of Investments

**    Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b)   Investment is in Institutional Shares of underlying fund/portfolio.

(c) All or part of this security has been designated as collateral for when issued transactions.

(d)   Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Investments:

AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax Paper
CIFG - CDC IXIX Financial Guaranty Services, Inc.
CP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
FHLMC - Federal National Mortgage Association
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
PSF - Public School Fund
Q-SBLF - Qualified School Bond Loan Fund
W/I - When Issued
XLCA - XL Capital Assurance

                                    Continued

Investment concentration as a percentage of net assets, by industry:

Airport                                                                  10.3%
Bond Bank                                                                 1.9%
Development                                                               4.7%
Education                                                                 1.2%
Facilities                                                                2.3%
General                                                                   8.1%
General Obligation                                                       14.3%
Higher Education                                                          5.5%
Housing                                                                   5.4%
Investment Companies                                                      0.7%
Medical                                                                   9.8%
Multifamily Housing                                                       0.4%
Municipal                                                                 1.0%
Pollution                                                                 0.7%
Power                                                                     5.9%
School District                                                           7.5%
Single Family Housing                                                     3.6%
Student Loan                                                              0.8%
Transportation                                                           12.3%
Utilities                                                                 0.8%
Water                                                                     0.8%

                      See notes to schedules of investments
                       and notes to financial statements.

                                                             Ohio Municipal Bond
                                                         Schedule of Investments
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds (95.7%)
California (0.5%)
California State Department of Water
   Resources, Central Valley Project,
   Series AE, 5.00%, 12/1/22, (Callable
   6/1/18 @ 100)                                    $    500,000   $    526,130
                                                                   ------------
Colorado (1.9%)
Denver City & County Airport System,
   Series A, FGIC, 5.00%, 11/15/19,
   (Callable 11/15/16 @ 100)                           1,765,000      1,800,847
                                                                   ------------
Michigan (0.5%)
Calumet Laurium & Keweenah Public
   Schools, GO, FSA, Q-SBLF, 4.00%,
   5/1/15                                                460,000        478,731
                                                                   ------------
New Mexico (0.6%)
County of Bernalillo, 5.25%, 4/1/27                      500,000        531,055
                                                                   ------------
Ohio (87.2%)
Akron Bath Copley Joint Township
   Hospital District, Akron General
   Health System, Series A, 5.00%,
   1/1/14                                                200,000        206,486
Akron Bath Copley Joint Township
   Hospital District, Akron General
   Health System, Series A, 5.00%,
   1/1/15                                                320,000        329,703
Akron Bath Copley Joint Township
   Hospital District, Summa Health
   System, Series A, RADIAN, 5.25%,
   (Callable 11/15/14 @ 100) (c)                       1,000,000      1,053,400
American Municipal Power-Ohio, Inc.,
   AMBAC, 5.25%, 1/1/11                                1,825,000      1,928,259
Barberton City School District, GO,
   W/I, 4.50%, 12/1/33, (Callable
   6/1/18 @ 100)                                         355,000        330,125
Beavercreek Local School District,
   GO, FGIC, 6.60%, 12/1/15                            1,500,000      1,725,240
Cincinnati City School District,
   Classroom Construction and
   Improvements, GO, FGIC, 5.00%,
   12/1/17                                             1,000,000      1,073,900
Cincinnati City School District,
   Classroom Facilities Construction
   and Improvements, GO, FSA, 5.25%,
   12/1/14, (Prerefunded
   12/1/13 @ 100) (c)                                  1,500,000      1,655,490
City of Cleveland, GO, AMBAC, 5.25%,
   12/1/17, (Callable 12/1/14 @ 100)                   1,125,000      1,206,056
City of Cleveland, GO, FSA, CR,
   AMBAC, 5.50%, 10/1/19                               2,000,000      2,250,460
City of Columbus Sewer Revenue,
   Series A, 5.00%, 6/1/23, (Callable
   12/1/17 @ 100)                                      1,000,000      1,046,970
City of North Olmsted, GO, AMBAC,
   6.20%, 12/1/11                                      3,000,000      3,173,700

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Ohio, continued
City of Olentangy Local School
   District, GO, FSA, 5.00%, 12/1/22,
   (Callable 6/1/16 @ 100)                          $  2,000,000   $  2,082,600
County of Cuyahoga Capital
   Improvements, GO, 5.25%, 12/1/18,
   (Callable 12/1/14 @ 100)                            2,000,000      2,155,680
County of Cuyahoga Jail Facilities,
   GO, MBIA-IBC, 5.25%, 10/1/13                        3,000,000      3,179,970
County of Erie Hospital Facilities,
   Firelands Regional Medical Center,
   Series A, 5.00%, 8/15/08                              400,000        400,204
County of Erie Hospital Facilities,
   Firelands Regional Medical Center,
   Series A, 5.50%, 8/15/12                              250,000        260,890
County of Hamilton Hospital
   Facilities, Cincinnati Children's
   Hospital, Series J, FGIC, 4.50%,
   5/15/14                                             1,510,000      1,519,830
County of Lucas, GO, AMBAC-TCRS,
   6.65%, 12/1/12, (Callable
   12/1/08 @ 100)                                        100,000        101,229
Dayton-Montgomery County Port
   Authority, Series A, AMT, 4.75%,
   11/15/15                                              470,000        473,506
Dayton-Montgomery County Port
   Authority, Parking Garage Project,
   Series A, 5.00%, 11/15/17, (Callable
   5/15/14 @ 100)                                        860,000        865,943
Franklin County, American Chemical
   Society Project, 5.50%, 10/1/12,
   (Callable 10/1/09 @ 101)                            2,270,000      2,347,906
Franklin County Convention Facilities
   Authority, AMBAC, 5.00%, 12/1/26,
   (Callable 12/1/15 @ 100)                            3,000,000      3,045,720
Franklin County, Online Computer
   Library Center, 5.00%, 4/15/10                      2,270,000      2,349,700
Franklin County, Trinity Health
   Credit, Series A, 5.00%, 6/1/13                       475,000        506,122
Housing Finance Agency, Residential
   Mortgage, Series C, AMT,
   GNMA-FNMA, 3.90%, 3/1/13                              995,000        985,896
Housing Finance Agency, Series A,
   AMT, GNMA, 3.65%, 9/1/11                              570,000        557,460
Housing Finance Agency, Series A,
   AMT, GNMA, 3.30%, 9/1/30,
   (Callable 3/1/13 @ 100)                               610,000        593,682
Housing Finance Agency, Series A3,
   AMT, 3.95%, 9/1/08                                    225,000        225,225
Housing Finance Agency, Series A3,
   AMT, 4.35%, 9/1/10                                    140,000        140,906
Housing Finance Agency, Series A3,
   AMT, 4.55%, 9/1/11                                    145,000        146,162
Housing Finance Agency, Series C,
   AMT, GNMA, 4.63%, 9/1/31,
   (Callable 1/1/11 @ 100)                               785,000        777,888
Kettering City School District, GO,
   FSA, 4.75%, 12/1/20, (Callable
   6/1/17 @ 100)                                       1,860,000      1,929,118

                                    Continued

Ohio Municipal Bond
Schedule of Investments, continued
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Ohio, continued
Miami County Hospital Facilities,
   Upper Valley Medical Center,
   5.25%, 5/15/15                                   $    500,000   $    508,795
Municipal Electric Generation Agency,
   Joint Venture, AMBAC, 5.00%,
   2/15/14                                             1,885,000      2,021,078
Ohio State Higher Educational
   Facility Commission, Denison
   University Project, 5.50%, 11/1/12,
   (Callable 11/1/11 @ 101)                            1,000,000      1,083,060
Ohio State Higher Educational
   Facility Commission, John Carroll
   University, 5.25%, 11/15/14,
   (Callable 11/15/13 @ 100)                           1,435,000      1,533,570
Ohio State Higher Educational
   Facility Commission, John Carroll
   University, 5.25%, 11/15/15,
   (Callable 11/15/13 @ 100)                           1,490,000      1,581,367
Ohio State Higher Educational
   Facility Commission, Xavier
   University Project, ETM, CIFG,
   5.00%, 5/1/16                                       2,010,000      2,170,298
Ohio State Higher Educational
   Facility Commission, Xavier
   University Project, CIFG, 5.00%,
   5/1/19, (Prerefunded
   5/1/16 @ 100)                                       3,115,000      3,363,421
Ohio State University, Series B,
   5.25%, 6/1/18, (Callable
   6/1/13 @ 100)                                       5,880,000      6,241,503
Orrville City School District, School
   Facilities Construction, GO,
   AMBAC, 4.50%, 12/1/18,
   (Callable 12/1/17 @ 100)                              415,000        423,537
Orrville City School District, School
   Facilities Construction, GO,
   AMBAC, 5.00%, 12/1/20, (Callable
   12/1/17 @ 100)                                        350,000        362,103
Orrville City School District, School
   Facilities Construction, GO, AMBAC,
   5.00%, 12/1/22, (Callable
   12/1/17 @ 100)                                        500,000        510,805
Richland County Hospital Facilities,
   Medcentral Health Systems, 5.00%,
   11/15/15                                              770,000        784,522
State Economic Enterprise, Series
   2002-6, AMT, 4.40%, 12/1/12                           740,000        757,767
State Higher Educational Facility
   Commission, Case Western Reserve
   University, Series D, 6.25%, 7/1/14                 6,500,000      7,235,085
State of Ohio, Common Schools, GO,
   5.00%, 6/15/13                                      1,000,000      1,081,810
State of Ohio, Higher Education,
   Series A, GO, 4.25%, 5/1/16                         2,310,000      2,402,608
State of Ohio, Higher Educational
   Facility Commission, Mount Union
   College Project, 4.75%, 10/1/15                       385,000        406,722

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Ohio, continued
State of Ohio, Higher Educational
   Facility Commission, Mount Union
   College Project, 4.75%, 10/1/16                  $    300,000   $    315,726
State of Ohio, Higher Educational
   Facility Commission, Mount Union
   College Project, 5.25%, 10/1/21,
   (Callable 10/1/16 @ 100)                              980,000      1,018,798
State of Ohio, Higher Educational
   Facility Commission, Ohio
   Northern University Project,
   3.50%, 5/1/10                                         475,000        479,702
State of Ohio, Higher Educational
   Facility Commission, Ohio
   Northern University Project,
   3.88%, 5/1/13                                         645,000        651,798
Steubenville Hospital Facilities,
   Trinity Health, 2.84%, 10/1/30 (a)                    970,000        756,396
Toledo-Lucas County Port Authority,
   Crocker Park Public Improvement
   Project, 5.00%, 12/1/08                             1,155,000      1,163,628
Toledo-Lucas County Port Authority,
   Crocker Park Public Improvement
   Project, 5.00%, 12/1/09                             1,110,000      1,136,773
University of Akron, FGIC, 5.50%,
   1/1/20, (Prerefunded
   1/1/10 @ 101)                                       2,015,000      2,126,026
University of Cincinnati, University
   Center Project, CP, MBIA,
   5.00%, 6/1/10                                         300,000        312,069
                                                                   ------------
                                                                     81,054,393
                                                                   ------------
Pennsylvania (1.1%)
Allegheny County Hospital
   Development Authority, University
   of Pittsburgh Medical Center, Series
   A, 5.00%, 9/1/16                                    1,000,000      1,053,560
                                                                   ------------
Puerto Rico (2.2%)
Commonwealth of Puerto Rico, Series
   A, GO, 5.00%, 7/1/30, (Mandatory
   Put 7/1/12 @ 100) (a)                               2,000,000      2,021,100
                                                                   ------------
Texas (1.7%)
City of Pflugerville Independent
   School District, GO, PSF, 5.00%,
   2/15/33, (Callable 2/15/17 @ 100)                   1,000,000      1,006,890
Spring Independent School District,
   Series A, GO, PSF, 5.00%, 8/15/15                     500,000        544,415
                                                                   ------------
                                                                      1,551,305
                                                                   ------------

Total Municipal Bonds                                                89,017,121
                                                                   ------------
Municipal Demand Notes (1.4%)
Ohio (1.4%)
Air Quality Development Authority,
   Pollution Control, Series C, 2.30%,
   8/1/08, (LOC: Wachovia Corp.) (a) (d)                 300,000        300,000

                                    Continued

                                                             Ohio Municipal Bond
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Demand Notes, continued
Ohio, continued
Air Quality Development Authority,
   Pollution Control, Series C, AMT,
   2.40%, 8/1/08, (LOC: Wachovia
   Corp.) (a) (d)                                   $  1,000,000   $  1,000,000
                                                                   ------------
                                                                      1,300,000
                                                                   ------------

Total Municipal Demand Notes                                          1,300,000
                                                                   ------------

                                                       Shares
                                                    ------------
Money Markets (0.1%)
Dreyfus Tax Exempt Cash
   Management (b)                                         46,640         46,640
Goldman Sachs Financial Square
   Funds - Tax-Free Money Market
   Fund (b)                                               27,002         27,002
                                                                   ------------

Total Money Markets                                                      73,642
                                                                   ------------

Total Investments (Cost $89,532,832) - 97.2%                         90,390,763

Other assets in excess of liabilities - 2.8%                          2,601,371
                                                                   ------------

NET ASSETS - 100.0%                                                $ 92,992,134
                                                                   ============

Notes to Schedule of Investments

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b)   Investment is in Institutional Shares of underlying fund.

(c) All or part of this security has been designated as collateral for a when issued transaction.

(d)   Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Investments:

AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax Paper
CIFG - CDC IXIS Financial Guaranty Services, Inc.
CP - Certificates of Participation
CR - Custodian Receipt
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
GO - General Obligation
IBC - Bond Certificate
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
PSF - Public School Fund
Q-SBLF - Qualified School Bond Loan Fund
Radian - Radian Guaranty, Inc.
TCRS - Temporary Custodian Receipts
W/I - When Issued

                                    Continued

Investment concentration as a percentage of net assets, by industry:

Airport                                                    1.9%
Development                                                3.3%
Education                                                  0.4%
Facilities                                                 3.3%
General                                                    5.6%
General Obligation                                        18.9%
Higher Education                                          30.7%
Housing                                                    2.8%
Investment Companies                                       0.1%
Medical                                                    7.9%
Pollution                                                  1.4%
Power                                                      4.3%
School District                                           12.7%
Single Family Housing                                      0.8%
Transportation                                             1.4%
Utilities                                                  1.1%
Water                                                      0.6%

                     See notes to schedules of investments
                       and notes to financial statements.

Michigan Municipal Bond
Schedule of Investments
July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds (96.7%)
Michigan (95.5%)
Avondale School District, GO, Q-SBLF,
   5.00%, 5/1/10                                    $    800,000   $    833,240
Calumet Laurium & Keweenah Public
   Schools, GO, FSA, Q-SBLF, 3.75%,
   5/1/13                                                220,000        226,838
Calumet Laurium & Keweenah Public
   Schools, GO, FSA, Q-SBLF, 4.00%,
   5/1/14                                                455,000        474,656
Canton Charter Township Capital
   Improvements, GO, FSA, 5.00%,
   4/1/14                                                100,000        108,379
Chippewa Valley Schools, GO, FSA,
   Q-SBLF, 5.00%, 5/1/14                                 500,000        542,180
City of Ann Arbor Water Supply
   System, Series Y, MBIA, 5.00%,
   2/1/10                                                880,000        913,396
City of Grand Haven, GO, FSA, 3.75%,
   4/1/16                                                245,000        249,733
City of Zeeland Water Supply System,
   AMT, 4.00%, 10/1/08                                   270,000        270,578
City of Zeeland Water Supply System,
   AMT, 4.00%, 10/1/09                                   280,000        282,638
Clarkston Community Schools, GO,
   FSA-CR, Q-SBLF, 5.25%, 5/1/29,
   (Prerefunded 5/1/13 @ 100)                          1,000,000      1,095,420
Coldwater Electric, AMT, XLCA,
   4.50%, 8/1/11                                         515,000        530,084
Coldwater Electric, AMT, XLCA,
   4.50%, 8/1/13                                         570,000        585,367
Detroit, Cobo Hall, MBIA, 5.00%,
   9/30/08                                             1,600,000      1,605,552
Detroit Sewer Disposal, MBIA,
   5.50%, 7/1/16                                       1,500,000      1,637,340
Detroit Water Supply System, Series
   A, FSA, 5.00%, 7/1/15                               1,000,000      1,067,240
Essexville-Hampton Public Schools,
   GO, FSA, Q-SBLF, 4.00%, 5/1/14                        250,000        260,800
Fremont Public School District, GO,
   FSA, Q-SBLF, 3.25%, 5/1/13                            330,000        333,026
Goodrich Area School District, GO,
   FSA, Q-SBLF, 3.50%, 5/1/13                            395,000        400,333
Grand Rapids & Kent County Joint
   Building Authority, GO, 5.50%,
   10/1/09                                               605,000        630,114
Higher Education Facilities
   Authority, Hope College Project,
   4.60%, 10/1/08                                        320,000        320,118
Higher Education Student Loan
   Authority, Series XII-W, AMT,
   AMBAC, 4.60%, 9/1/08                                1,000,000        999,170
Higher Education Student Loan
   Authority, Series XII-W, AMT,
   AMBAC, 4.75%, 3/1/09                                  200,000        202,892
Higher Education Student Loan
   Authority, Series XVII-I, AMT,
   AMBAC, 3.65%, 3/1/10                                1,000,000      1,006,370

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Michigan, continued
Kalamazoo Water Supply System,
   AMBAC, 5.00%, 9/1/14                             $    450,000   $    490,738
Kalamazoo Water Supply System,
   AMBAC, 5.00%, 9/1/15                                  510,000        557,879
Kent Hospital Finance Authority,
   Spectrum Health, Series A, 5.25%,
   1/15/09                                             1,075,000      1,089,502
Kent Hospital Finance Authority,
   Spectrum Health, Series B, 5.00%,
   7/15/11                                               600,000        623,256
Michigan State South Central Power
   Agency, AMBAC, 4.50%, 11/1/11                         500,000        512,080
Michigan State Trunk Line, FGIC,
   5.00%, 9/1/14                                       1,000,000      1,079,120
Michigan State University, Series A,
   AMBAC, 4.00%, 2/15/12                                 450,000        463,887
Mount Clemens Community School
   District, GO, Q-SBLF, 5.50%, 5/1/12,
   (Prerefunded 11/1/11 @ 100)                         1,075,000      1,165,612
Municipal Bond Authority,
   Government Loan Program, Series
   C, 5.00%, 5/1/10                                    1,000,000      1,039,470
Municipal Bond Authority, State Clean
   Water Revolving Fund, 5.00%,
   10/1/13                                             1,000,000      1,084,880
Ovid Elsie Area Schools, GO, FSA,
   Q-SBLF, 4.00%, 5/1/15                                 525,000        546,378
Portage Public Schools, Building and
   Site, GO, FSA, 3.25%, 5/1/13                          250,000        250,648
South Lyon Community Schools, Series
   II, GO, MBIA, 5.25%, 5/1/18,
   (Prerefunded 5/1/14 @ 100)                            675,000        743,270
State Building Authority, Facilities
   Program, Series I, AMBAC,
   5.00%, 10/15/29,
   (Mandatory Put10/15/11 @ 100) (a)                   1,000,000      1,059,190
State Hospital Finance Authority,
   Edward W. Sparrow Hospital,
   5.00%, 11/15/12                                       250,000        260,925
State Hospital Finance Authority,
   Henry Ford Health System, Series
   A, 5.00%, 11/15/14                                    250,000        261,762
State Hospital Finance Authority,
   Holland Community Hospital,
   Series A, 4.15%, 1/1/12                               450,000        452,686
State Hospital Finance Authority,
   Marquette General Hospital, Series
   A, 5.00%, 5/15/10                                     905,000        916,448
State Hospital Finance Authority,
   McLaren Health Care, Series C,
   4.00%, 8/1/08                                         405,000        405,000
State Hospital Finance Authority,
   Oakwood Healthcare System, Series
   A, 5.00%, 7/15/11                                     530,000        544,718
State Housing Development Authority,
   Parkway Meadows Project, FSA,
   3.50%, 10/15/09                                       710,000        722,659

                                    Continued

                                                         Michigan Municipal Bond
                                              Schedule of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Michigan, continued
State Housing Development Authority,
   Rental Housing, Series B, AMT,
   FSA, 4.00%, 4/1/12                               $    145,000   $    144,458
State Housing Development Authority,
   Rental Housing, Series B, AMT,
   FSA, 4.00%, 10/1/12                                   195,000        194,179
State Housing Development Authority,
   Rental Housing, Series B, AMT,
   FSA, 4.05%, 4/1/13                                    100,000         99,200
State Housing Development Authority,
   Rental Housing, Series B, AMT,
   FSA, 4.05%, 10/1/13                                   210,000        208,160
State Housing Development Authority,
   Rental Housing, Series D, AMT,
   3.75%, 10/1/11                                        500,000        493,800
State of Michigan, Series A, CP,
   MBIA, 5.00%, 9/1/31, (Mandatory
   Put 9/1/11 @ 100) (a)                               2,000,000      2,105,700
State of Michigan Comprehensive
   Transportation, Series A, FSA,
   5.50%, 5/15/11                                        950,000      1,019,626
State of Michigan, Grant Antic
   Buildings, FSA, 4.25%, 9/15/12                      1,000,000      1,034,270
Strategic Fund, Solid Waste
   Management Project, AMT, 4.63%,
   12/1/12                                               250,000        239,352
University of Michigan Hospital,
   5.00%, 12/1/09                                        510,000        528,493
Warren Consolidated School District,
   GO, FSA, 5.00%, 5/1/16                                750,000        816,630
Wayne County Airport Authority,
   AMT, MBIA, 5.00%, 12/1/09                           1,000,000      1,022,420
Wayne County Community College,
   GO, FGIC, 5.25%, 7/1/09                             1,000,000      1,025,360
Wayne Westland Community Schools,
   GO, FSA, Q-SBLF, 5.00%, 5/1/10                      1,000,000      1,045,730
Wyandotte Electric, Series A, AMT,
   MBIA, 4.50%, 10/1/11                                  600,000        618,840
Wyandotte Electric, Series A, AMT,
   MBIA, 5.00%, 10/1/12                                  600,000        629,292
                                                                   ------------
                                                                     40,071,082
                                                                   ------------
Puerto Rico (1.2%)
Government Development Bank, Series
   C, AMT, 5.25%, 1/1/15                                 500,000        497,290
                                                                   ------------

Total Municipal Bonds                                                40,568,372
                                                                   ------------
Municipal Demand Notes (2.0%)
Michigan (2.0%)
Michigan Technical University, Series
   A, AMBAC, 5.00%, 8/6/08 (a) (c)                       850,000        850,000
                                                                   ------------

Total Municipal Demand Notes                                            850,000
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Money Markets (0.1%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio (b)                                             188   $        188
Dreyfus Tax Exempt Cash
   Management (b)                                         30,260         30,260
Goldman Sachs Financial Square
   Funds - Tax-Free Money Market
   Fund (b)                                                  495            495
Merrill Lynch Funds For Institutions
   Series - Institutional Tax-Exempt
   Fund (b)                                                5,812          5,812
                                                                   ------------

Total Money Markets                                                      36,755
                                                                   ------------

Total Investments (Cost $41,126,406) - 98.8%                         41,455,127

Other assets in excess of liabilities - 1.2%                            487,376
                                                                   ------------

NET ASSETS - 100.0%                                                $ 41,942,503
                                                                   ============
Notes to Schedule of Investments

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b)   Investment is in Institutional Shares of underlying fund/portfolio.

(c)  Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Investments:

AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax Paper
CP - Certificates of Participation
CR - Custodian Receipt
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
GO - General Obligation
MBIA - Municipal Bond Investors Assurance
Q-SBLF - Qualifed School Bond Loan Fund
XLCA - XL Capital Assurance

Investment concentration as a percentage of net assets, by industry:

Airport                                                    2.4%
Development                                                1.2%
Facilities                                                 7.9%
General                                                   10.1%
General Obligation                                         3.3%
Higher Education                                           6.3%
Housing                                                    4.4%
Investment Companies                                       0.1%
Medical                                                   12.1%
Pollution                                                  0.6%
Power                                                      6.9%
School District                                           20.8%
Student Loan                                               5.3%
Transportation                                             5.0%
Utilities                                                  3.9%
Water                                                      8.5%

                     See notes to schedules of investments
                       and notes to financial statements.

Fifth Third Funds
Notes to Schedules of Investments
July 31, 2008
--------------------------------------------------------------------------------

Cost and appreciation (depreciation) of investments for federal income tax purposes at July 31, 2008 is as follows:

                                                        Cost of                                            Net
                                                      Investments         Gross          Gross          Unrealized
                                                      for Federal      Unrealized      Unrealized     Appreciation/
                                                      Tax Purposes    Appreciation   (Depreciation)   (Depreciation)
                                                     -------------   -------------   --------------   --------------
Small Cap Growth                                     $  94,665,098   $  13,864,832   $  (7,943,738)   $   5,921,094
Mid Cap Growth                                         288,239,748      31,508,330     (20,878,487)      10,629,843
Quality Growth                                         448,178,212      84,265,051      (9,607,934)      74,657,117
Structured Large Cap Plus                              139,670,647      30,641,042     (23,527,028)       7,114,014
Equity Index                                           202,537,413     204,864,794     (21,173,620)     183,691,174
Micro Cap Value                                         50,921,483       4,529,645      (6,766,907)      (2,237,262)
Small Cap Value                                        114,608,833       9,732,505      (8,752,201)         980,304
All Cap Value                                          300,429,011      41,219,443     (32,479,393)       8,740,050
Disciplined Large Cap Value                            523,321,130      67,619,486     (63,593,574)       4,025,912
LifeModel Aggressive(SM)                               168,219,469       9,234,598      (9,005,014)         229,584
LifeModel Moderately Aggressive(SM)                    281,326,430      16,674,032     (14,124,392)       2,549,640
LifeModel Moderate(SM)                                 436,358,906      18,761,560     (34,385,663)     (15,624,103)
LifeModel Moderately Conservative(SM)                   86,772,570       4,069,902      (6,557,053)      (2,487,151)
LifeModel Conservative(SM)                              54,400,800       1,167,887      (4,900,201)      (3,732,314)
Strategic Income                                       160,600,942       2,025,379     (19,582,176)     (17,556,797)
Dividend Growth                                         24,228,400       2,237,211      (1,047,013)       1,190,198
International Equity                                   494,585,571      27,044,848     (43,780,758)     (16,735,910)
High Yield                                              67,692,251         219,270      (4,933,323)      (4,714,053)
Total Return Bond                                      679,561,366       3,460,780     (56,538,432)     (53,077,652)
Short Term Bond                                        250,783,360       1,745,580      (5,278,518)      (3,532,938)
Municipal Bond                                          43,343,530         781,471        (498,094)         283,377
Intermediate Municipal Bond                            126,162,848       2,909,737      (1,151,599)       1,758,138
Ohio Municipal Bond                                     89,518,492       1,506,221        (633,950)         872,271
Michigan Municipal Bond                                 41,105,736         460,292        (110,901)         349,391

Open futures contracts as of July 31, 2008:

                                                                                             Unrealized
                            Number of                                          Notional     Appreciation/       Market
                            Contracts   Contract Type                           Amount      (Depreciation)       Value
                            ---------   ----------------------------------   ------------   --------------   ------------
Structured Large Cap Plus           2   S&P 500 Index, 9/18/08               $    614,258   $     19,292     $    633,550
                                 ====                                        ============   ============     ============
Equity Index                       12   S&P 500 Index, 9/18/08                  3,924,813       (123,513)       3,801,300
                                 ====                                        ============   ============     ============
International Equity                5   Australian Dollar Futures, 9/15/08        482,072        (13,622)         468,450
                                   11   British Pound Futures, 9/15/08          1,364,938         (6,232)       1,358,706
                                   13   Euro Currency Futures, 9/15/08          2,577,308        (49,295)       2,528,013
                                   13   FTSE 100 Index Futures, 9/19/08         1,359,296         33,590        1,392,886
                                   16   Japanese Yen Futures, 9/15/08           1,889,843        (31,443)       1,858,400
                                    5   Share Price Index 200 Futures,
                                           9/18/08                                576,631          9,280          585,911
                                   50   STOXX 50 Index, 9/19/08                 2,497,485        137,883        2,635,368
                                   15   TOPIX Index Futures, 9/12/08            1,763,103         46,463        1,809,566
                                 ----                                        ------------   ------------     ------------
                                  128                                          12,510,676        126,624       12,637,300
                                 ====                                        ============   ============     ============
Total Return Bond                  85   U.S. Treasury 10-Year Note,
                                           9/19/08                              9,830,998        (70,607)       9,760,391
                                  295   U.S. Treasury 5-Year Note, 9/30/08     32,382,549        461,553       32,844,102
                                 ----                                        ------------   ------------     ------------
                                  380                                          42,213,547        390,946       42,604,493
                                 ====                                        ============   ============     ============
Short Term Bond                   160   U.S. Treasury 2-Year Note, 9/30/08     33,764,939        155,061       33,920,000
                                 ====                                        ============   ============     ============

                       See notes to financial statements.

                                                               Fifth Third Funds
                                    Notes to Schedules of Investments, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

The table below reflects Dividend Growth's activities in written options, all of which were for purposes of earning additional income during the period. No other Funds engaged in written option contracts during the period ended July 31, 2008.

                                Balance at       Options      Options       Options         Balance at
   Number of Contracts         July 31, 2007     Written     terminated     Expired      January 31, 2008
                               -------------     -------     ----------     --------     ----------------
Dividend Growth                      0               280        (125)          (155)             0

      Premiums
Dividend Growth                $     0            20,795      (3,625)       (17,170)     $       0

Open Credit Default Swaps as of July 31, 2008:

                                                                                                                        Unrealized
                                                             Buy/Sell    (Pay)/Receive                     Notional   Appreciation/
                    Counterparty        Contract Type       Protection     Fixed Rate    Expiration Date    Amount    (Depreciation)
                    ------------   ----------------------   ----------   -------------   ---------------  ---------   --------------
Total Return Bond   UBS Warburg    Dow Jones CDX N.A. IG9      Sell          0.60%          12/20/12      5,000,000   $  (152,941)
                                                                                                                      -----------

                       See notes to financial statements.

Fifth Third Funds
Statements of Assets and Liabilities
July 31, 2008
--------------------------------------------------------------------------------

                                                                            Small Cap        Mid Cap         Quality
                                                                              Growth          Growth          Growth
                                                                          -------------   -------------   -------------
Assets:
Investments, at cost                                                      $  92,115,425   $ 283,049,019   $ 429,206,533
Net unrealized appreciation/(depreciation)                                    6,550,556      11,129,971      75,094,073
                                                                          -------------   -------------   -------------
Investments, at value                                                        98,665,981     294,178,990     504,300,606
Investment in affiliates, at value (cost $1,920,211, $4,690,601,
      $18,534,723, $93,723, $1,663,530, $3,376,965, $5,916,928,
      $15,874,134, $689,415, and $4,610,621; respectively)                    1,920,211       4,690,601      18,534,723
                                                                          -------------   -------------   -------------
   Total Investments                                                        100,586,192     298,869,591     522,835,329
Cash                                                                                 --              --              --
Interest, dividends and other receivables                                        30,066          92,635         300,665
Receivable for investments sold                                                 635,848       4,559,718      14,186,741
Receivable for Fund shares sold                                                  19,501          19,947         183,997
Receivable from Advisor and affiliates                                               --              --              --
Prepaid expenses and other assets                                                23,840          77,387          40,553
                                                                          -------------   -------------   -------------
   Total Assets                                                             101,295,447     303,619,278     537,547,285
                                                                          -------------   -------------   -------------
Liabilities:
Securities sold short at value (Proceeds $--, $--, $--, $--
      $--, $--, $--, $--, $--, $52,319,066 and $--; respectively)                    --              --              --
Cash overdraft                                                                       --       3,236,878       8,250,705
Payable for investments purchased                                               266,909       2,021,370      14,354,629
Payable upon return of securities loaned                                     22,191,345      63,530,259      35,511,535
Payable for Fund shares redeemed                                                 50,575         195,797         246,279
Payable for variation margin on futures contracts                                    --              --              --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                             51,633         190,743         376,417
   Distribution and administrative servicing fee                                  3,073           8,292          33,483
   Payable for dividends on securities sold short                                    --              --              --
   Other                                                                         38,954          82,795         174,546
                                                                          -------------   -------------   -------------
   Total Liabilities                                                         22,602,489      69,266,134      58,947,594
                                                                          -------------   -------------   -------------
Net Assets:
Paid-in Capital                                                              73,154,477     206,308,687     393,671,264
Accumulated net investment income/(loss)                                         (5,370)        246,177              (1)
Accumulated net realized gain/(loss) from investment
      transactions, options contracts, futures and foreign currency          (1,006,705)     16,668,309       9,834,355
Net unrealized appreciation/(depreciation) on
      investments, futures and foreign currency                               6,550,556      11,129,971      75,094,073
                                                                          -------------   -------------   -------------
Net Assets                                                                $  78,692,958   $ 234,353,144   $ 478,599,691
                                                                          =============   =============   =============
Market value of securities loaned                                         $  21,878,933   $  64,326,137   $  35,071,710
                                                                          =============   =============   =============
Net Assets:
   Institutional Shares                                                   $  66,801,071   $ 209,073,675   $ 371,614,626
   Class A Shares                                                            10,721,813      20,378,357      90,014,796
   Class B Shares                                                               897,361       4,187,412      14,165,239
   Class C Shares                                                               272,713         713,700       2,805,030
   Select Shares                                                                     NA              NA              NA
   Preferred Shares                                                                  NA              NA              NA
   Trust Shares                                                                      NA              NA              NA
                                                                          -------------   -------------   -------------
   Total                                                                  $  78,692,958   $ 234,353,144   $ 478,599,691
                                                                          =============   =============   =============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                                       8,260,804      17,375,450      22,421,348
   Class A Shares                                                             1,421,183       1,762,320       5,575,937
   Class B Shares                                                               129,689         392,085         932,669
   Class C Shares                                                                39,343          70,458         190,553
   Select Shares                                                                     NA              NA              NA
   Preferred Shares                                                                  NA              NA              NA
   Trust Shares                                                                      NA              NA              NA
                                                                          -------------   -------------   -------------
   Total                                                                      9,851,019      19,600,313      29,120,507
                                                                          =============   =============   =============
Net Asset Value
   Institutional Shares                                                   $        8.09   $       12.03   $       16.57
                                                                          =============   =============   =============
   Class A Shares - redemption price per share                            $        7.54   $       11.56   $       16.14
                                                                          =============   =============   =============
   Class B Shares - offering price per share*                             $        6.92   $       10.68   $       15.19
                                                                          =============   =============   =============
   Class C Shares - offering price per share*                             $        6.93   $       10.13   $       14.72
                                                                          =============   =============   =============
   Select Shares                                                                     NA              NA              NA
                                                                          =============   =============   =============
   Preferred Shares                                                                  NA              NA              NA
                                                                          =============   =============   =============
   Trust Shares                                                                      NA              NA              NA
                                                                          =============   =============   =============
Maximum Sales Charge
   Class A Shares                                                                  5.00%           5.00%           5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge) of net charge)
      of net asset value adjusted to the nearest cent) per share
      Class A Shares                                                      $        7.94   $       12.17   $       16.99
                                                                          =============   =============   =============

----------
*     Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                            Statements of Assets and Liabilities
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                                            Dividend      Micro Cap     Small Cap       All Cap
                                                                             Growth         Value         Value          Value
                                                                         -------------  ------------  -------------  -------------
Assets:
Investments, at cost                                                     $  24,060,758  $ 48,132,055  $ 111,060,572  $ 291,908,806
Net unrealized appreciation/(depreciation)                                   1,264,117    (1,111,364)     1,151,600     11,343,327
                                                                         -------------  ------------  -------------  -------------
Investments, at value                                                       25,324,875    47,020,691    112,212,172    303,252,133
Investment in affiliates, at value (cost $1,920,211, $4,690,601,
      $18,534,723, $93,723, $1,663,530, $3,376,965, $5,916,928,
      $15,874,134, $689,415, and $4,610,621; respectively)                      93,723     1,663,530      3,376,965      5,916,928
                                                                         -------------  ------------  -------------  -------------
   Total Investments                                                        25,418,598    48,684,221    115,589,137    309,169,061
Cash                                                                                --            --             --          1,805
Interest, dividends and other receivables                                       17,550        11,549         41,695        329,861
Receivable for investments sold                                                     --       479,341             --             --
Receivable for Fund shares sold                                                  1,841        42,760         78,895        147,539
Receivable from Advisor and affiliates                                           3,367            --             --             --
Prepaid expenses and other assets                                               13,448        26,993         27,793         51,935
                                                                         -------------  ------------  -------------  -------------
   Total Assets                                                             25,454,804    49,244,864    115,737,520    309,700,201
                                                                         -------------  ------------  -------------  -------------
Liabilities:
Securities sold short at value (Proceeds $--, $--, $--, $--
      $--, $--, $--, $--, $--, $52,319,066 and $--; respectively)                   --            --             --             --
Cash overdraft                                                                      --         1,637             --             --
Payable for investments purchased                                                  607        79,219        455,470         13,329
Payable upon return of securities loaned                                     5,344,714    10,927,545     25,743,204     66,082,044
Payable for Fund shares redeemed                                                 2,154       144,702         72,823        496,433
Payable for variation margin on futures contracts                                   --            --             --             --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                                --        10,246         77,433        195,951
   Distribution and administrative servicing fee                                 1,227         5,486          1,353         30,410
   Payable for dividends on securities sold short                                   --            --             --             --
   Other                                                                        23,502        81,098         24,549         91,419
                                                                         -------------  ------------  -------------  -------------
   Total Liabilities                                                         5,372,204    11,249,933     26,374,832     66,909,586
                                                                         -------------  ------------  -------------  -------------
Net Assets:
Paid-in Capital                                                             32,378,909    42,558,204     89,115,358    221,128,385
Accumulated net investment income/(loss)                                        45,157        30,996        531,599        474,171
Accumulated net realized gain/(loss) from investment
      transactions, options contracts, futures and foreign currency        (13,605,583)   (3,482,905)    (1,435,869)     9,844,732
Net unrealized appreciation/(depreciation) on
      investments, futures and foreign currency                              1,264,117    (1,111,364)     1,151,600     11,343,327
                                                                         -------------  ------------  -------------  -------------
Net Assets                                                               $  20,082,600  $ 37,994,931  $  89,362,688  $ 242,790,615
                                                                         =============  ============  =============  =============
Market value of securities loaned                                        $   5,616,201  $ 10,600,034  $  25,057,559  $  68,036,286
                                                                         =============  ============  =============  =============
Net Assets:
   Institutional Shares                                                  $  16,555,778  $ 22,662,252  $  86,462,833  $ 165,713,571
   Class A Shares                                                            3,073,969    10,551,766      1,681,840     52,998,504
   Class B Shares                                                              224,575     3,031,887        834,272     15,431,223
   Class C Shares                                                              228,278     1,749,026        383,743      8,647,317
   Select Shares                                                                    NA            NA             NA             NA
   Preferred Shares                                                                 NA            NA             NA             NA
   Trust Shares                                                                     NA            NA             NA             NA
                                                                         -------------  ------------  -------------  -------------
   Total                                                                 $  20,082,600  $ 37,994,931  $  89,362,688  $ 242,790,615
                                                                         =============  ============  =============  =============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                                        696,766     6,041,256      5,075,302      9,215,707
   Class A Shares                                                              131,658     3,023,756         99,892      2,996,141
   Class B Shares                                                                9,951       958,355         51,795        913,257
   Class C Shares                                                               10,415       552,444         23,880        513,007
   Select Shares                                                                    NA            NA             NA             NA
   Preferred Shares                                                                 NA            NA             NA             NA
   Trust Shares                                                                     NA            NA             NA             NA
                                                                         -------------  ------------  -------------  -------------
   Total                                                                       848,790    10,575,811      5,250,869     13,638,112
                                                                         =============  ============  =============  =============
Net Asset Value
   Institutional Shares                                                  $       23.76  $       3.75  $       17.04  $       17.98
                                                                         =============  ============  =============  =============
   Class A Shares - redemption price per share                           $       23.35  $       3.49  $       16.84  $       17.69
                                                                         =============  ============  =============  =============
   Class B Shares - offering price per share*                            $       22.57  $       3.16  $       16.11  $       16.90
                                                                         =============  ============  =============  =============
   Class C Shares - offering price per share*                            $       21.92  $       3.17  $       16.07  $       16.86
                                                                         =============  ============  =============  =============
   Select Shares                                                                    NA            NA             NA             NA
                                                                         =============  ============  =============  =============
   Preferred Shares                                                                 NA            NA             NA             NA
                                                                         =============  ============  =============  =============
   Trust Shares                                                                     NA            NA             NA             NA
                                                                         =============  ============  =============  =============
Maximum Sales Charge
   Class A Shares                                                                 5.00%         5.00%          5.00%          5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge) of net charge)
      of net asset value adjusted to the nearest cent) per share
      Class A Shares                                                     $       24.58  $       3.67  $       17.73  $       18.62
                                                                         =============  ============  =============  =============

                                                                          Disciplined    Structured
                                                                           Large Cap     Large Cap       Equity
                                                                             Value          Plus          Index
                                                                         -------------  ------------- -------------
Assets:
Investments, at cost                                                     $ 503,984,551  $191,212,262  $ 194,316,945
Net unrealized appreciation/(depreciation)                                   7,488,357    (3,635,472)   187,382,351
                                                                         -------------  ------------  -------------
Investments, at value                                                      511,472,908   187,576,790    381,699,296
Investment in affiliates, at value (cost $1,920,211, $4,690,601,
      $18,534,723, $93,723, $1,663,530, $3,376,965, $5,916,928,
      $15,874,134, $689,415, and $4,610,621; respectively)                  15,874,134       689,415      4,529,291
                                                                         -------------  ------------  -------------
   Total Investments                                                       527,347,042   188,266,205    386,228,587
Cash                                                                               801            --            195
Interest, dividends and other receivables                                      709,128       215,648        448,536
Receivable for investments sold                                              9,312,240            --             --
Receivable for Fund shares sold                                                361,450           268        252,081
Receivable from Advisor and affiliates                                              --            --             --
Prepaid expenses and other assets                                               36,345         8,971         36,164
                                                                         -------------  ------------  -------------
   Total Assets                                                            537,767,006   188,491,092    386,965,563
                                                                         -------------  ------------  -------------
Liabilities:
Securities sold short at value (Proceeds $--, $--, $--, $--
      $--, $--, $--, $--, $--, $52,319,066 and $--; respectively)                   --    41,481,544             --
Cash overdraft                                                                      --            --             --
Payable for investments purchased                                            9,773,848           302        609,667
Payable upon return of securities loaned                                    16,324,034            --     33,029,455
Payable for Fund shares redeemed                                               705,590        10,571      1,652,826
Payable for variation margin on futures contracts                                   --         4,174         52,800
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                           383,039        84,806          9,483
   Distribution and administrative servicing fee                                47,141         4,069         35,421
   Payable for dividends on securities sold short                                   --        52,161             --
   Other                                                                        80,549        44,819         70,327
                                                                         -------------  ------------  -------------
   Total Liabilities                                                        27,314,201    41,682,446     35,459,979
                                                                         -------------  ------------  -------------
Net Assets:
Paid-in Capital                                                            498,036,497   159,229,161    171,457,684
Accumulated net investment income/(loss)                                     1,984,946       734,778      1,085,044
Accumulated net realized gain/(loss) from investment
      transactions, options contracts, futures and foreign currency          2,943,005   (20,376,684)    (8,295,981)
Net unrealized appreciation/(depreciation) on
      investments, futures and foreign currency                              7,488,357     7,221,391    187,258,837
                                                                         -------------  ------------  -------------
Net Assets                                                               $ 510,452,805  $146,808,646  $ 351,505,584
                                                                         =============  ============  =============
Market value of securities loaned                                        $  18,277,189  $         --  $  36,830,354
                                                                         =============  ============  =============
Net Assets:
   Institutional Shares                                                  $ 487,005,553  $133,505,968  $ 169,015,564
   Class A Shares                                                           17,758,512    12,505,421     55,639,525
   Class B Shares                                                            3,932,417       722,541      3,028,636
   Class C Shares                                                            1,756,323        74,716      1,875,842
   Select Shares                                                                    NA            NA     11,174,733
   Preferred Shares                                                                 NA            NA     56,847,112
   Trust Shares                                                                     NA            NA     53,924,172
                                                                         -------------  ------------  -------------
   Total                                                                 $ 510,452,805  $146,808,646  $ 351,505,584
                                                                         =============  ============  =============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                                     42,423,775     9,109,546      7,026,468
   Class A Shares                                                            1,551,643       865,206      2,320,784
   Class B Shares                                                              339,853        50,144        127,018
   Class C Shares                                                              155,129         5,184         78,624
   Select Shares                                                                    NA            NA        464,707
   Preferred Shares                                                                 NA            NA      2,364,006
   Trust Shares                                                                     NA            NA      2,241,965
                                                                         -------------  ------------  -------------
   Total                                                                    44,470,400    10,030,080     14,623,572
                                                                         =============  ============  =============
Net Asset Value
   Institutional Shares                                                  $       11.48  $      14.66  $       24.05
                                                                         =============  ============  =============
   Class A Shares - redemption price per share                           $       11.44  $      14.45  $       23.97
                                                                         =============  ============  =============
   Class B Shares - offering price per share*                            $       11.57  $      14.41  $       23.84
                                                                         =============  ============  =============
   Class C Shares - offering price per share*                            $       11.32  $      14.41  $       23.86
                                                                         =============  ============  =============
   Select Shares                                                                    NA            NA  $       24.05
                                                                         =============  ============  =============
   Preferred Shares                                                                 NA            NA  $       24.05
                                                                         =============  ============  =============
   Trust Shares                                                                     NA            NA  $       24.05
                                                                         =============  ============  =============
Maximum Sales Charge
   Class A Shares                                                                 5.00%         5.00%          5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge) of net charge)
      of net asset value adjusted to the nearest cent) per share
      Class A Shares                                                     $       12.04  $      15.21  $       25.23
                                                                         =============  ============  =============

                       See notes to financial statements.

Fifth Third Funds
Statements of Assets and Liabilities
July 31, 2008
--------------------------------------------------------------------------------

                                                                                                                      LifeModel
                                                                  International     Strategic        LifeModel       Moderately
                                                                      Equity         Income       Aggressive(SM)   Aggressive(SM)
                                                                  -------------   -------------   --------------   --------------
Assets:
Investments, at cost                                              $ 490,259,668   $ 152,071,848   $           --   $           --
Net unrealized appreciation/(depreciation)                          (16,656,820)    (17,156,075)              --               --
                                                                  -------------   -------------   --------------   --------------
Investments, at value                                               473,602,848     134,915,773               --               --
Investment in affiliates, at value (cost $4,246,813, $8,128,372,
      $164,550,846, $277,422,597, $431,370,008, $85,449,475,
      $53,653,608, $--, $30,021,652, $4,149,326, and
      $--; respectively)                                              4,246,813       8,128,372      168,449,053      283,876,070
                                                                  -------------   -------------   --------------   --------------
   Total Investments                                                477,849,661     143,044,145      168,449,053      283,876,070
                                                                  -------------   -------------   --------------   --------------
Cash                                                                         --       2,763,340               --               --
Cash collateral for futures                                             515,575              --               --               --
Foreign currency, at value (cost $4,309,361, $--, $--, $--, $--,
      $--, $--, $--, $--, $-- and $--; respectively)                  4,282,527              --               --               --
Interest, dividends and other receivables                               812,832         757,405            2,088+           4,028+
Receivable for investments sold                                              --          19,882               --               --
Receivable for Fund shares sold                                          42,258          10,125           77,939          143,636
Receivable for variation margin on futures contracts                         --              --               --               --
Reclaims receivable                                                     492,576              --               --               --
Receivable from Advisor and affiliates                                       --              --           17,119           24,617
Prepaid expenses and other assets                                        53,416          27,382           11,163           11,086
                                                                  -------------   -------------   --------------   --------------
   Total Assets                                                     484,048,845     146,622,279      168,557,362      284,059,437
                                                                  -------------   -------------   --------------   --------------
Liabilities:
Cash overdraft                                                               --              --               --               --
Distributions payable                                                        --         429,055               --               --
Payable for investments purchased                                     2,730,140       2,954,355            2,083+           4,022+
Payable upon return of securities loaned                             36,115,304      26,566,223               --               --
Payable for Fund shares redeemed                                        544,464         370,132          220,208          656,974
Payable for variation margin on futures contracts                         1,568              --               --               --
Unrealized depreciation on credit default agreements                         --              --               --               --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                    380,234          76,229               --               --
   Distribution and administrative servicing fee                          8,685          12,551           22,796           63,336
   Other                                                                216,742          48,144           54,176           90,779
                                                                  -------------   -------------   --------------   --------------
   Total Liabilities                                                 39,997,137      30,456,689          299,263          815,111
                                                                  -------------   -------------   --------------   --------------
Net Assets:
Paid-in Capital                                                     416,231,964     134,928,886      153,060,646      259,296,615
Accumulated net investment income/(loss)                              7,073,147        (716,566)         524,464        2,112,567
Accumulated net realized gain/(loss) from investment
      transactions, swaps, futures and foreign currency              37,326,217        (890,780)      10,774,782       15,381,671
Net unrealized appreciation/(depreciation) on
      investments, swaps, futures and foreign currency              (16,579,620)    (17,155,950)       3,898,207        6,453,473
                                                                  -------------   -------------   --------------   --------------
   Net Assets                                                     $ 444,051,708   $ 116,165,590   $  168,258,099   $  283,244,326
                                                                  =============   =============   ==============   ==============
Market value of securities loaned                                 $  34,340,106   $  25,881,499   $           --   $           --
                                                                  =============   =============   ==============   ==============
Net Assets:
   Institutional Shares                                           $ 420,992,965   $  90,638,866   $  107,928,664   $  135,473,575
   Class A Shares                                                    20,160,426      14,767,890       44,891,633       98,658,170
   Class B Shares                                                     2,176,905         979,262       13,201,530       43,035,858
   Class C Shares                                                       721,412       9,779,572        2,236,272        6,076,723
                                                                  -------------   -------------   --------------   --------------
   Total                                                          $ 444,051,708   $ 116,165,590   $  168,258,099   $  283,244,326
                                                                  =============   =============   ==============   ==============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                              34,396,593       9,660,873        7,952,797       10,541,508
   Class A Shares                                                     1,648,717       1,577,598        3,327,640        7,687,411
   Class B Shares                                                       182,120         104,627        1,006,447        3,384,146
   Class C Shares                                                        62,157       1,053,262          170,625          477,920
                                                                  -------------   -------------   --------------   --------------
   Total                                                             36,289,587      12,396,360       12,457,509       22,090,985
                                                                  =============   =============   ==============   ==============
Net Asset Value
   Institutional Shares                                           $       12.24   $        9.38   $        13.57   $        12.85
                                                                  =============   =============   ==============   ==============
   Class A Shares-redemption price per share                      $       12.23   $        9.36   $        13.49   $        12.83
                                                                  =============   =============   ==============   ==============
   Class B Shares - offering price per share*                     $       11.95   $        9.36   $        13.12   $        12.72
                                                                  =============   =============   ==============   ==============
   Class C Shares - offering price per share*                     $       11.61   $        9.29   $        13.11            12.71
                                                                  =============   =============   ==============   ==============
Maximum Sales Charge
   Class A Shares                                                          5.00%           5.00%            5.00%            5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge)
      of net asset value adjusted to the nearest cent) per share
      Class A Shares                                              $       12.87   $        9.86   $        14.20   $        13.51
                                                                  =============   =============   ==============   ==============

----------
*     Redemption price per share varies by length of time shares are held.

+     Represents receivable from or payable to affiliates.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                            Statements of Assets and Liabilities
                                                                   July 31, 2008
--------------------------------------------------------------------------------

                                                                                    LifeModel
                                                                  LifeModel         Moderately         LifeModel        High Yield
                                                                 Moderate(SM)    Conservative(SM)   Conservative(SM)       Bond
                                                                 -------------   ----------------   ----------------   ------------
Assets:
Investments, at cost                                             $          --   $             --   $             --   $ 67,692,251
Net unrealized appreciation/(depreciation)                                  --                 --                 --     (4,714,053)
                                                                 -------------   ----------------   ----------------   ------------
Investments, at value                                                       --                 --                 --     62,978,198
Investment in affiliates, at value (cost $4,246,813,
      $8,128,372, $164,550,846, $277,422,597, $431,370,008,
      $85,449,475, $53,653,608, $--, $30,021,652, $4,149,326,
      and $--; respectively)                                       420,734,803         84,285,419         50,668,486             --
                                                                 -------------   ----------------   ----------------   ------------
   Total Investments                                               420,734,803         84,285,419         50,668,486     62,978,198
                                                                 -------------   ----------------   ----------------   ------------
Cash                                                                        --                 --                 --             --
Cash collateral for futures                                                 --                 --                 --             --
Foreign currency, at value (cost $4,309,361, $--, $--, $--,
      $--, $--, $--, $--, $--, $-- and $--; respectively)                   --                 --                 --             --
Interest, dividends and other receivables                                2,270+             2,265+               801+     1,179,402
Receivable for investments sold                                             --                 --                 --             --
Receivable for Fund shares sold                                        177,082             29,961             27,859             --
Receivable for variation margin on futures contracts                        --                 --                 --             --
Reclaims receivable                                                         --                 --                 --             --
Receivable from Advisor and affiliates                                  25,233             12,083             11,412             --
Prepaid expenses and other assets                                       14,356             10,540             10,293         18,529
                                                                 -------------   ----------------   ----------------   ------------
   Total Assets                                                    420,953,744         84,340,268         50,718,851     64,176,129
                                                                 -------------   ----------------   ----------------   ------------
Liabilities:
Cash overdraft                                                              --                 --                 --         37,709
Distributions payable                                                       --                 --                 --             --
Payable for investments purchased                                        2,268+             2,271+               801+            --
Payable upon return of securities loaned                                    --                 --                 --     13,409,342
Payable for Fund shares redeemed                                       690,538             33,520             58,311         60,608
Payable for variation margin on futures contracts                           --                 --                 --             --
Unrealized depreciation on credit default agreements                        --                 --                 --             --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                        --                 --                 --         17,350
   Distribution and administrative servicing fee                        46,618             19,338             10,967            274
   Other                                                               104,275             29,893             22,528         22,492
                                                                 -------------   ----------------   ----------------   ------------
   Total Liabilities                                                   843,699             85,022             92,607     13,547,775
                                                                 -------------   ----------------   ----------------   ------------
Net Assets:
Paid-in Capital                                                    413,470,746         82,193,723         53,159,708     56,381,974
Accumulated net investment income/(loss)                             3,563,523            700,057            380,904         74,934
Accumulated net realized gain/(loss) from investment
      transactions, swaps, futures and foreign currency             13,710,981          2,525,522             70,754     (1,114,501)
Net unrealized appreciation/(depreciation) on
      investments, swaps, futures and foreign currency             (10,635,205)        (1,164,056)        (2,985,122)    (4,714,053)
                                                                 -------------   ----------------   ----------------   ------------
   Net Assets                                                    $ 420,110,045   $     84,255,246   $     50,626,244   $ 50,628,354
                                                                 =============   ================   ================   ============
Market value of securities loaned                                $          --   $             --   $             --   $ 13,134,765
                                                                 =============   ================   ================   ============
Net Assets:
   Institutional Shares                                          $ 312,435,127   $     43,093,099   $     28,215,286   $ 50,153,435
   Class A Shares                                                   71,338,438         25,199,934         12,908,345        206,061
   Class B Shares                                                   32,003,221         13,891,405          7,252,850        155,276
   Class C Shares                                                    4,333,259          2,070,808          2,249,763        113,582
                                                                 -------------   ----------------   ----------------   ------------
   Total                                                         $ 420,110,045   $     84,255,246   $     50,626,244   $ 50,628,354
                                                                 =============   ================   ================   ============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                             27,323,406          4,168,157          2,854,044      5,487,097
   Class A Shares                                                    6,245,647          2,440,937          1,308,309         22,603
   Class B Shares                                                    2,815,943          1,349,912            737,613         17,004
   Class C Shares                                                      380,963            201,046            228,571         12,439
                                                                 -------------   ----------------   ----------------   ------------
   Total                                                            36,765,959          8,160,052          5,128,537      5,539,143
                                                                 =============   ================   ================   ============
Net Asset Value
   Institutional Shares                                          $       11.43   $          10.34   $           9.89   $       9.14
                                                                 =============   ================   ================   ============
   Class A Shares-redemption price per share                     $       11.42   $          10.32   $           9.87   $       9.12
                                                                 =============   ================   ================   ============
   Class B Shares - offering price per share*                    $       11.37   $          10.29   $           9.83   $       9.13
                                                                 =============   ================   ================   ============
   Class C Shares - offering price per share*                    $       11.37   $          10.30   $           9.84   $       9.13
                                                                 =============   ================   ================   ============
Maximum Sales Charge
   Class A Shares                                                         5.00%              5.00%              5.00%          5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge)
      of net asset value adjusted to the nearest cent) per
      share Class A Shares                                       $       12.02   $          10.86   $          10.39   $       9.60
                                                                 =============   ================   ================   ============

                                                                 Total Return       Short Term         Municipal
                                                                     Bond              Bond               Bond
                                                                 -------------   ----------------   ----------------
Assets:
Investments, at cost                                             $ 649,155,038   $    246,604,573   $     43,376,559
Net unrealized appreciation/(depreciation)                         (52,692,976)        (3,503,477)           250,348
                                                                 -------------   ----------------   ----------------
Investments, at value                                              596,462,062        243,101,096         43,626,907
Investment in affiliates, at value (cost $4,246,813,
      $8,128,372, $164,550,846, $277,422,597, $431,370,008,
      $85,449,475, and $53,653,608, $--, $30,021,652,
      $4,149,326, $--; respectively)                                30,021,652          4,149,326                 --
                                                                 -------------   ----------------   ----------------
   Total Investments                                               626,483,714        247,250,422         43,626,907
                                                                 -------------   ----------------   ----------------
Cash                                                                         7                 --                 --
Cash collateral for futures                                            397,000            144,000                 --
Foreign currency, at value (cost $4,309,361, $--, $--, $--,
      $--, $--, $--, $--, $--, $-- and $--; respectively)                   --                 --                 --
Interest, dividends and other receivables                            3,836,475          1,586,262            539,851
Receivable for investments sold                                            150            115,818                 --
Receivable for Fund shares sold                                         13,670            205,327             95,623
Receivable for variation margin on futures contracts                   210,899             72,500                 --
Reclaims receivable                                                         --                 --                 --
Receivable from Advisor and affiliates                                      --                 --                 --
Prepaid expenses and other assets                                       34,109             11,071              6,526
                                                                 -------------   ----------------   ----------------
   Total Assets                                                    630,976,024        249,385,400         44,268,907
                                                                 -------------   ----------------   ----------------
Liabilities:
Cash overdraft                                                              --                 --                 --
Distributions payable                                                       --                 --                 --
Payable for investments purchased                                    6,996,519              8,176            503,592
Payable upon return of securities loaned                            37,951,578                 --                 --
Payable for Fund shares redeemed                                       363,745            136,481              8,503
Payable for variation margin on futures contracts                           --                 --                 --
Unrealized depreciation on credit default agreements                   152,941                 --                 --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                   294,731            105,500              8,377
   Distribution and administrative servicing fee                         7,703              1,655              1,076
   Other                                                               146,225             59,500             20,477
                                                                 -------------   ----------------   ----------------
   Total Liabilities                                                45,913,442            311,312            542,025
                                                                 -------------   ----------------   ----------------
Net Assets:
Paid-in Capital                                                    684,445,537        273,568,338         43,306,300
Accumulated net investment income/(loss)                               562,408            207,920             89,878
Accumulated net realized gain/(loss) from investment
      transactions, swaps, futures and foreign currency            (47,491,369)       (21,354,141)            80,356
Net unrealized appreciation/(depreciation) on
      investments, swaps, futures and foreign currency             (52,453,994)        (3,348,029)           250,348
                                                                 -------------   ----------------   ----------------
   Net Assets                                                    $ 585,062,582   $    249,074,088   $     43,726,882
                                                                 =============   ================   ================
Market value of securities loaned                                $  37,126,301   $             --   $             --
                                                                 =============   ================   ================
Net Assets:
   Institutional Shares                                          $ 559,547,731   $    241,775,871   $     41,945,666
   Class A Shares                                                   20,496,787          7,127,215          1,131,629
   Class B Shares                                                    3,490,207                 NA            620,528
   Class C Shares                                                    1,527,857            171,002             29,059
                                                                 -------------   ----------------   ----------------
   Total                                                         $ 585,062,582   $    249,074,088   $     43,726,882
                                                                 =============   ================   ================
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                             61,939,479         26,017,146          4,563,181
   Class A Shares                                                    2,270,067            767,417            122,517
   Class B Shares                                                      386,381                 NA             67,754
   Class C Shares                                                      169,041             18,422              3,164
                                                                 -------------   ----------------   ----------------
   Total                                                            64,764,968         26,802,985          4,756,616
                                                                 =============   ================   ================
Net Asset Value
   Institutional Shares                                          $        9.03   $           9.29   $           9.19
                                                                 =============   ================   ================
   Class A Shares-redemption price per share                     $        9.03   $           9.29   $           9.24
                                                                 =============   ================   ================
   Class B Shares - offering price per share*                    $        9.03                 NA   $           9.16
                                                                 =============   ================   ================
   Class C Shares - offering price per share*                    $        9.04   $           9.28   $           9.18
                                                                 =============   ================   ================
Maximum Sales Charge
   Class A Shares                                                         4.75%              4.75%              3.50%
Maximum Offering Price (100%/(100%-Maximum sales charge)
      of net asset value adjusted to the nearest cent) per
      share Class A Shares                                       $        9.48   $           9.75   $           9.58
                                                                 =============   ================   ================

                       See notes to financial statements.

Fifth Third Funds
Statements of Assets and Liabilities
July 31, 2008
--------------------------------------------------------------------------------

                                                                        Intermediate       Ohio         Michigan
                                                                         Municipal       Municipal      Municipal
                                                                            Bond           Bond           Bond
                                                                       -------------   ------------   ------------
Assets:
Investments, at cost                                                   $ 126,181,688   $ 89,532,832   $ 41,126,406
Net unrealized appreciation                                                1,739,298        857,931        328,721
                                                                       -------------   ------------   ------------
Investments, at value                                                    127,920,986     90,390,763     41,455,127
Interest, dividends and other receivables                                  1,222,785        910,373        516,492
Receivable for investments sold                                            2,555,464      2,099,990             --
Prepaid expenses and other assets                                             11,747         19,175          9,581
                                                                       -------------   ------------   ------------
   Total Assets                                                          131,710,982     93,420,301     41,981,200
                                                                       -------------   ------------   ------------
Liabilities:
Cash overdraft                                                                    --             --          7,596
Payable for investments purchased                                            993,691        339,942            379
Payable for Fund shares redeemed                                              77,263         14,122             --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                          53,859         45,554         11,919
   Distribution and administrative servicing fee                                 689          4,995            866
   Other                                                                      29,322         23,554         17,937
                                                                       -------------   ------------   ------------
   Total Liabilities                                                       1,154,824        428,167         38,697
                                                                       -------------   ------------   ------------
Net Assets:
Paid-in Capital                                                          128,517,308     91,816,107     41,909,267
Accumulated net investment income                                             27,184        282,487          1,613
Accumulated net realized gain/(loss) from investment transactions            272,368         35,609       (297,098)
Net unrealized appreciation on investments                                 1,739,298        857,931        328,721
                                                                       -------------   ------------   ------------
   Net Assets                                                          $ 130,556,158   $ 92,992,134   $ 41,942,503
                                                                       =============   ============   ============
Market value of securities loaned                                      $          --   $         --   $         --
                                                                       =============   ============   ============
Net Assets:
   Institutional Shares                                                $ 128,343,266   $ 77,337,985   $ 38,691,984
   Class A Shares                                                          1,731,834     13,083,583      2,621,204
   Class B Shares                                                            357,383      2,013,445        553,220
   Class C Shares                                                            123,675        557,121         76,095
                                                                       -------------   ------------   ------------
   Total                                                               $ 130,556,158   $ 92,992,134   $ 41,942,503
                                                                       =============   ============   ============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                                   12,911,360      7,752,752      3,857,665
   Class A Shares                                                            174,140      1,310,594        261,688
   Class B Shares                                                             35,970        206,753         55,254
   Class C Shares                                                             12,451         56,071          7,594
                                                                       -------------   ------------   ------------
   Total                                                                  13,133,921      9,326,170      4,182,201
                                                                       =============   ============   ============
Net Asset Value
   Institutional Shares                                                $        9.94   $       9.98   $      10.03
                                                                       =============   ============   ============
   Class A Shares - redemption price per share                         $        9.95   $       9.98   $      10.02
                                                                       =============   ============   ============
   Class B Shares - offering price per share*                          $        9.94   $       9.74   $      10.01
                                                                       =============   ============   ============
   Class C Shares - offering price per share*                          $        9.93   $       9.94   $      10.02
                                                                       =============   ============   ============
Maximum Sales Charge
   Class A Shares                                                               4.75%          4.75%          3.50%
Maximum Offering Price (100%/(100%-Maximum sales
   charge) of net asset value adjusted to the nearest
   cent) per share
   Class A Shares                                                      $       10.45   $      10.48   $      10.38
                                                                       =============   ============   ============

----------
*     Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                        Statements of Operations
                                                For the year ended July 31, 2008
--------------------------------------------------------------------------------

                                                                         Small Cap        Mid Cap        Quality
                                                                           Growth         Growth         Growth
                                                                       -------------   ------------   ------------
Investment Income:
Interest income                                                        $          --   $         --   $    194,046
Dividend income                                                              255,516      1,723,795      7,118,235
Income from affiliates                                                       145,293        428,531        383,514
Foreign tax withholding                                                       (8,440)        (3,696)        (3,075)
Income from securities lending                                                32,524         95,771        125,096
Other income                                                                      --             --          1,676
                                                                       -------------   ------------   ------------
   Total Investment Income                                                   424,893      2,244,401      7,819,492
                                                                       -------------   ------------   ------------
Expenses:
Investment advisory fees                                                     732,808      2,520,379      4,916,538
Administration fees                                                          180,996        544,694      1,063,649
Distribution servicing fees - Class A Shares                                  33,992         65,279        232,670
Distribution servicing fees - Class B Shares                                  10,861         52,553        130,411
Distribution servicing fees - Class C Shares                                   2,625          6,032         19,066
Distribution servicing fees - Advisor Shares                                     662          1,423          2,796
Administrative servicing fees - Class C Shares                                   875          2,011          6,355
Accounting fees                                                               59,445         93,398        156,142
Registration and filing fees                                                  47,485         79,199         81,112
Transfer and dividend disbursing agent fees                                   59,299        137,818        375,806
Professional fees and other expenses                                          58,066        134,361        209,368
                                                                       -------------   ------------   ------------
   Total expenses                                                          1,187,114      3,637,147      7,193,913
                                                                       -------------   ------------   ------------
   Less: Waiver and/or reimbursement from Advisor and/or affiliates          (81,002)       (76,295)      (269,508)
                                                                       -------------   ------------   ------------
      Net Expenses                                                         1,106,112      3,560,852      6,924,405
                                                                       -------------   ------------   ------------
      Net Investment Income/(Loss)                                          (681,219)    (1,316,451)       895,087
                                                                       -------------   ------------   ------------

Realized and Unrealized Gains/(Losses) from Investments:
Net realized gains on investments                                         11,149,456     34,385,207     34,541,802
Change in unrealized appreciation/depreciation on investments            (20,241,491)   (67,734,776)   (14,991,297)
                                                                       -------------   ------------   ------------
Net realized and unrealized gains/(losses) on investments                 (9,092,035)   (33,349,569)    19,550,505
                                                                       -------------   ------------   ------------
Change in net assets resulting from operations                         $  (9,773,254)  $(34,666,020)  $ 20,445,592
                                                                       =============   ============   ============

                       See notes to financial statements.

Fifth Third Funds
Statements of Operations
For the year ended July 31, 2008
--------------------------------------------------------------------------------

                                                                            Dividend       Micro Cap       Small Cap
                                                                             Growth          Value           Value
                                                                         -------------   -------------   ------------
Investment Income:
Interest income                                                          $          --   $          --   $         --
Dividend income                                                                447,822         805,598      2,119,592
Income from affiliates                                                          11,298          84,615        105,560
Foreign tax withholding                                                         (2,745)             --        (17,323)
Income from securities lending                                                   8,799          22,416         46,455
                                                                         -------------   -------------   ------------
   Total Investment Income                                                     465,174         912,629      2,254,284
                                                                         -------------   -------------   ------------

Expenses:
Investment advisory fees                                                       180,389         529,258        903,878
Administration fees                                                             39,000          91,512        173,812
Distribution servicing fees - Class A Shares                                     8,840          28,118          4,850
Distribution servicing fees - Class B Shares                                     3,072          37,861          9,415
Distribution servicing fees - Class C Shares                                     2,327          15,941          4,180
Distribution servicing fees - Advisor Shares                                        20          13,927          1,332
Administrative servicing fees - Class C Shares                                     776           5,314          1,393
Administrative servicing fees - Select                                              NA              NA             NA
Administrative servicing fees - Trust                                               NA              NA             NA
Administrative servicing fees - Preferred                                           NA              NA             NA
Accounting fees                                                                 61,942          61,328         62,162
Registration and filing fees                                                    52,964          59,498         38,813
Transfer and dividend disbursing agent fees                                     29,800          86,397          9,006
Professional fees and other expenses                                            33,800         137,829         57,789
Interest expense                                                                    --              --             --
Dividends on securities sold short                                                  --              --             --
                                                                         -------------   -------------   ------------
   Total expenses                                                              412,930       1,066,983      1,266,630
                                                                         -------------   -------------   ------------
   Less: Waiver and/or reimbursement from
      Advisor and/or affiliates                                               (233,441)       (251,593)       (45,629)
                                                                         -------------   -------------   ------------
   Net Expenses                                                                179,489         815,390      1,221,001
                                                                         -------------   -------------   ------------

   Net Investment Income                                                       285,685          97,239      1,033,283
                                                                         -------------   -------------   ------------

Realized and Unrealized Gains/(Losses)
   from Investments/Options, Futures and Foreign Currency:
Net realized gains/(losses) on investment, option and foreign
   currency transactions                                                       130,202       1,986,947      1,352,438
Net realized gains/(losses) on futures transactions                             20,295              --             --
Realized gain distributions from underlying funds                                   --              --             --
Change in unrealized appreciation/depreciation on investments
   and futures                                                              (1,682,949)    (11,154,974)    (5,745,550)
                                                                         -------------   -------------   ------------
Net realized and unrealized gains/(losses) on investments and futures       (1,532,452)     (9,168,027)    (4,393,112)
                                                                         -------------   -------------   ------------
Change in net assets resulting from operations                           $  (1,246,767)  $  (9,070,788)  $ (3,359,829)
                                                                         =============   =============   ============

----------
+ Represents realized gains/(losses) from investment transactions with affiliates.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                        Statements of Operations
                                                For the year ended July 31, 2008
--------------------------------------------------------------------------------

                                                                                  Disciplined      Structured
                                                                    All Cap        Large Cap        Large Cap        Equity
                                                                     Value           Value             Plus          Index
                                                                 -------------   -------------   -------------   --------------
Investment Income:
Interest income                                                  $          --   $          --   $          --   $           --
Dividend income                                                      7,275,569      17,415,289       4,129,710        8,156,225
Income from affiliates                                                 275,210         604,011         147,981          321,169
Foreign tax withholding                                                    (10)             --              --               --
Income from securities lending                                         123,523         130,573              --          105,195
                                                                 -------------   -------------   -------------   --------------
   Total Investment Income                                           7,674,292      18,149,873       4,277,691        8,582,589
                                                                 -------------   -------------   -------------   --------------

Expenses:
Investment advisory fees                                             2,927,978       5,026,273       1,250,884        1,196,095
Administration fees                                                    506,255       1,087,298         309,261          689,977
Distribution servicing fees - Class A Shares                           139,602          60,812          41,071          154,436
Distribution servicing fees - Class B Shares                           199,176          50,420           9,167           35,950
Distribution servicing fees - Class C Shares                            70,075          16,576             742           14,946
Distribution servicing fees - Advisor Shares                            51,848             594             802            3,339
Administrative servicing fees - Class C Shares                          23,358           5,525             247            4,982
Administrative servicing fees - Select                                      NA              NA              NA           11,213
Administrative servicing fees - Trust                                       NA              NA              NA          158,244
Administrative servicing fees - Preferred                                   NA              NA              NA           98,238
Accounting fees                                                         88,904         151,140          77,181          157,905
Registration and filing fees                                            61,973          64,720          50,576           51,749
Transfer and dividend disbursing agent fees                            246,297         160,360          61,665          119,498
Professional fees and other expenses                                    79,757         280,276         344,617          187,900
Interest expense                                                            --              --         184,595               --
Dividends on securities sold short                                          --              --         862,547               --
                                                                 -------------   -------------   -------------   --------------
   Total expenses                                                    4,395,223       6,903,994       3,193,355        2,884,472
                                                                 -------------   -------------   -------------   --------------
   Less: Waiver and/or reimbursement from
      Advisor and/or affiliates                                       (427,281)       (430,323)       (450,482)      (1,646,248)
                                                                 -------------   -------------   -------------   --------------
   Net Expenses                                                      3,967,942       6,473,671       2,742,873        1,238,224
                                                                 -------------   -------------   -------------   --------------

   Net Investment Income                                             3,706,350      11,676,202       1,534,818        7,344,365
                                                                 -------------   -------------   -------------   --------------

Realized and Unrealized Gains/(Losses)
   from Investments/Options, Futures and Foreign Currency:
Net realized gains/(losses) on investment, option and foreign
   currency transactions                                            16,380,198      13,782,753     (13,472,078)      13,028,282
Net realized gains/(losses) on futures transactions                         --              --        (558,529)      (1,429,781)
Realized gain distributions from underlying funds                           --              --              --               --
Change in unrealized appreciation/depreciation on investments
   and futures                                                     (74,072,456)   (110,250,509)     (8,974,769)     (63,983,252)
                                                                 -------------   -------------   -------------   --------------
Net realized and unrealized gains/(losses) on investments and
   futures                                                         (57,692,258)    (96,467,756)    (23,005,376)     (52,384,751)
                                                                 -------------   -------------   -------------   --------------
Change in net assets resulting from operations                   $ (53,985,908)  $ (84,791,554)  $ (21,470,558)  $  (45,040,386)
                                                                 =============   =============   =============   ==============

                                                                                International      Strategic       LifeModel
                                                                                    Equity          Income       Aggressive(SM)
                                                                                --------------   -------------   --------------
Investment Income:
Interest income                                                                 $       11,690   $   3,170,539   $           --
Dividend income                                                                     22,814,908       4,810,188               --
Income from affiliates                                                                 353,638         218,627        2,715,822
Foreign tax withholding                                                             (1,731,839)        (11,885)              --
Income from securities lending                                                         417,685          31,571               --
                                                                                --------------   -------------   --------------
   Total Investment Income                                                          21,866,082       8,219,040        2,715,822
                                                                                --------------   -------------   --------------

Expenses:
Investment advisory fees                                                             4,991,488       1,319,826          284,736
Administration fees                                                                    864,826         228,427          328,503
Distribution servicing fees - Class A Shares                                            60,358          34,086          134,214
Distribution servicing fees - Class B Shares                                            25,458          12,266          162,839
Distribution servicing fees - Class C Shares                                             6,497          96,784           20,490
Distribution servicing fees - Advisor Shares                                            15,709          27,133            1,882
Administrative servicing fees - Class C Shares                                           2,166          32,261            6,830
Administrative servicing fees - Select                                                      NA              NA               NA
Administrative servicing fees - Trust                                                       NA              NA               NA
Administrative servicing fees - Preferred                                                   NA              NA               NA
Accounting fees                                                                        142,123          68,971           66,932
Registration and filing fees                                                            59,292          50,417           41,837
Transfer and dividend disbursing agent fees                                            122,619          66,893          149,399
Professional fees and other expenses                                                   594,054          51,361           59,753
Interest expense                                                                            --              --               --
Dividends on securities sold short                                                         534              --               --
                                                                                --------------   -------------   --------------
   Total expenses                                                                    6,885,124       1,988,425        1,257,415
                                                                                --------------   -------------   --------------
   Less: Waiver and/or reimbursement from
      Advisor and/or affiliates                                                       (494,238)       (470,601)        (779,619)
                                                                                --------------   -------------   --------------
   Net Expenses                                                                      6,390,886       1,517,824          477,796
                                                                                --------------   -------------   --------------

   Net Investment Income                                                            15,475,196       6,701,216        2,238,026
                                                                                --------------   -------------   --------------

Realized and Unrealized Gains/(Losses)
   from Investments/Options, Futures and Foreign Currency:
Net realized gains/(losses) on investment, option and foreign
   currency transactions                                                            60,759,191       1,648,109       (4,227,220)+
Net realized gains/(losses) on futures transactions                                 (6,567,479)             --               --
Realized gain distributions from underlying funds                                           --              --       18,471,397+
Change in unrealized appreciation/depreciation on investments
   and futures                                                                    (138,618,987)    (18,166,047)     (34,532,247)
                                                                                --------------   -------------   --------------
Net realized and unrealized gains/(losses) on investments and futures              (84,427,275)    (16,517,938)     (20,288,070)
                                                                                --------------   -------------   --------------
Change in net assets resulting from operations                                  $  (68,952,079)  $  (9,816,722)  $  (18,050,044)
                                                                                ==============   =============   ==============

                       See notes to financial statements.

Fifth Third Funds
Statements of Operations
For the year ended July 31, 2008
--------------------------------------------------------------------------------

                                                               LifeModel                          LifeModel
                                                              Moderately        LifeModel        Moderately           LifeModel
                                                            Aggressive(SM)    Moderate(SM)    Conservative(SM)    Conservative(SM)
                                                            --------------    ------------    ----------------    ----------------
Investment Income:
Interest income                                             $           --    $         --    $             --    $             --
Dividend income                                                         --              --                  --                  --
Income from affiliate                                            7,056,077      14,287,573           3,113,951           2,169,231
Foreign tax withholding                                                 --              --                  --                  --
Income from securities lending                                          --              --                  --                  --
Other income                                                            --              --                  --                  --
                                                            --------------    ------------    ----------------    ----------------
   Total Investment Income                                       7,056,077      14,287,573           3,113,951           2,169,231
                                                            --------------    ------------    ----------------    ----------------
Expenses:
Investment advisory fees                                           481,555         727,621             140,871              79,916
Administration fees                                                555,578         839,468             162,525              92,198
Distribution servicing fees - Class A Shares                       294,683         216,197              79,808              36,277
Distribution servicing fees - Class B Shares                       512,926         389,783             167,757              85,546
Distribution servicing fees - Class C Shares                        56,902          40,193              19,654              19,441
Distribution servicing fees - Advisor Shares                         3,052             743                 111                  76
Administrative servicing fees - Class C Shares                      18,967          13,398               6,552               6,480
Accounting fees                                                     93,055         125,803              58,648              59,015
Registration and filing fees                                        50,400          43,376              38,745              37,917
Transfer and dividend disbursing agent fees                        311,169         204,078              62,416              28,753
Professional fees and other expenses                                53,243         129,551              37,148              34,683
                                                            --------------    ------------    ----------------    ----------------
   Total expenses                                                2,431,530       2,730,211             774,235             480,302
                                                            --------------    ------------    ----------------    ----------------
   Less: Waiver and/or reimbursement from
      Advisor and/or affiliates                                 (1,288,687)     (1,682,451)           (425,456)           (290,058)
   Distribution services - Class A Shares and Class B
      Shares waived                                                     --              --                  --                  --
                                                            --------------    ------------    ----------------    ----------------
   Net Expenses                                                  1,142,843       1,047,760             348,779             190,244
                                                            --------------    ------------    ----------------    ----------------

   Net Investment Income                                         5,913,234      13,239,813           2,765,172           1,978,987
                                                            --------------    ------------    ----------------    ----------------
Realized and Unrealized Gains/(Losses) from
   Investments, Swaps, Futures and Foreign Currency:
Net realized gains/(losses) on investment
   and foreign currency transactions                            (2,747,279)+    (6,026,303)+          (187,557)+          (481,097)+
Net realized gains on futures transactions                              --              --                  --                  --
Realized gain distributions from underlying funds               24,039,269+     26,088,658+          4,027,567+          1,169,223+
Change in unrealized appreciation/depreciation on
   investments, swaps, futures and foreign currency            (52,255,957)    (61,882,940)        (11,259,892)         (4,740,349)
                                                            --------------    ------------    ----------------    ----------------
Net realized and unrealized gains/(losses) on
   investments, swaps, futures and foreign currency            (30,963,967)    (41,820,585)         (7,419,882)         (4,052,223)
                                                            --------------    ------------    ----------------    ----------------
Change in net assets resulting from operations              $  (25,050,733)   $(28,580,772)   $     (4,654,710)   $     (2,073,236)
                                                            ==============    ============    ================    ================

----------
+ Represents realized gains/(losses) from investment transactions with affiliates.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                        Statements of Operations
                                                For the year ended July 31, 2008
--------------------------------------------------------------------------------

                                                                            High Yield    Total Return    Short Term     Municipal
                                                                                Bond          Bond           Bond           Bond
                                                                            -----------   ------------   ------------   -----------
Investment Income:
Interest income                                                             $ 4,947,264   $ 29,300,622   $ 12,172,159   $ 1,939,650
Dividend income                                                                      --        519,239             --        11,597
Income from affiliate                                                            40,161        332,832        181,760            --
Foreign tax withholding                                                              --        (16,314)        (7,636)           --
Income from securities lending                                                   15,328         49,296             --            --
Other income                                                                         --         66,044          6,964            --
                                                                            -----------   ------------   ------------   -----------
   Total Investment Income                                                    5,002,753     30,251,719     12,353,247     1,951,247
                                                                            -----------   ------------   ------------   -----------
Expenses:
Investment advisory fees                                                        417,490      3,177,457      1,328,744       242,383
Administration fees                                                             103,225        916,368        459,894        76,269
Distribution servicing fees - Class A Shares                                        796         48,362         22,015         3,054
Distribution servicing fees - Class B Shares                                      1,246         32,135             --         7,310
Distribution servicing fees - Class C Shares                                        939          9,279          1,256           266
Distribution servicing fees - Advisor Shares                                         23            385             --           278
Administrative servicing fees - Class C Shares                                      313          3,093            419            88
Accounting fees                                                                  70,235        164,831         76,090        63,552
Registration and filing fees                                                     39,164         98,183         48,881        35,079
Transfer and dividend disbursing agent fees                                       8,247        119,799         75,305        15,406
Professional fees and other expenses                                             48,567        190,020        104,332        39,148
                                                                            -----------   ------------   ------------   -----------
   Total expenses                                                               690,245      4,759,912      2,116,936       482,833
                                                                            -----------   ------------   ------------   -----------
   Less: Waiver and/or reimbursement from
      Advisor and/or affiliates                                                (245,795)    (1,036,530)      (392,819)     (203,486)
   Distribution services - Class A Shares and Class B
      Shares waived                                                                  --             --             --            --
                                                                            -----------   ------------   ------------   -----------
   Net Expenses                                                                 444,450      3,723,382      1,724,117       279,347
                                                                            -----------   ------------   ------------   -----------

   Net Investment Income                                                      4,558,303     26,528,337     10,629,130     1,671,900
                                                                            -----------   ------------   ------------   -----------
Realized and Unrealized Gains/(Losses) from
   Investments, Swaps, Futures and Foreign Currency:
Net realized gains/(losses) on investment
   and foreign currency transactions                                           (663,376)   (17,612,216)     1,136,154       104,766
Net realized gains on futures transactions                                           --      2,659,320        255,815            --
Realized gain distributions from underlying funds                                    --             --             --            --
Change in unrealized appreciation/depreciation on
   investments, swaps, futures and foreign currency                          (1,771,658)   (30,127,802)    (1,546,312)     (507,533)
                                                                            -----------   ------------   ------------   -----------
Net realized and unrealized gains/(losses) on
   investments, swaps, futures and foreign currency                          (2,435,034)   (45,080,698)      (154,343)     (402,767)
                                                                            -----------   ------------   ------------   -----------
Change in net assets resulting from operations                              $ 2,123,269   $(18,552,361)  $ 10,474,787   $ 1,269,133
                                                                            ===========   ============   ============   ===========

                                                                                          Intermediate       Ohio         Michigan
                                                                                            Municipal      Municipal     Municipal
                                                                                              Bond           Bond           Bond
                                                                                          ------------   ------------   -----------
Investment Income:
Interest income                                                                           $  6,064,436   $  4,023,376   $ 1,655,827
Dividend income                                                                                 17,083         36,453         9,572
Income from affiliate                                                                               --             --            --
Foreign tax withholding                                                                             --             --            --
Income from securities lending                                                                      --             --            --
Other income                                                                                        --             --            --
                                                                                          ------------   ------------   -----------
   Total Investment Income                                                                   6,081,519      4,059,829     1,665,399
                                                                                          ------------   ------------   -----------
Expenses:
Investment advisory fees                                                                       787,124        533,758       208,249
Administration fees                                                                            247,685        167,944        80,088
Distribution servicing fees - Class A Shares                                                     4,915         34,808         9,383
Distribution servicing fees - Class B Shares                                                     3,663         23,289         5,671
Distribution servicing fees - Class C Shares                                                       753          4,894           791
Distribution servicing fees - Advisor Shares                                                        --             --            --
Administrative servicing fees - Class C Shares                                                     251          1,631           264
Accounting fees                                                                                 63,530         57,205        57,009
Registration and filing fees                                                                    48,116         39,888        39,126
Transfer and dividend disbursing agent fees                                                     13,501         13,725         5,717
Professional fees and other expenses                                                            58,176         51,801        33,546
                                                                                          ------------   ------------   -----------
   Total expenses                                                                            1,227,714        928,943       439,844
                                                                                          ------------   ------------   -----------
   Less: Waiver and/or reimbursement from
      Advisor and/or affiliates                                                               (290,489)       (97,885)     (109,240)
   Distribution services - Class A Shares and Class B
      Shares waived                                                                             (2,747)            --        (3,753)
                                                                                          ------------   ------------   -----------
   Net Expenses                                                                                934,478        831,058       326,851
                                                                                          ------------   ------------   -----------

   Net Investment Income                                                                     5,147,041      3,228,771     1,338,548
                                                                                          ------------   ------------   -----------
Realized and Unrealized Gains/(Losses) from
   Investments, Swaps, Futures and Foreign Currency:
Net realized gains/(losses) on investment
   and foreign currency transactions                                                           310,951         39,798        50,516
Net realized gains on futures transactions                                                          --             --            --
Realized gain distributions from underlying funds                                                   --             --            --
Change in unrealized appreciation/depreciation on
   investments, swaps, futures and foreign currency                                             97,442        373,692       666,194
                                                                                          ------------   ------------   -----------
Net realized and unrealized gains/(losses) on
   investments, swaps, futures and foreign currency                                            408,393        413,490       716,710
                                                                                          ------------   ------------   -----------
Change in net assets resulting from operations                                            $  5,555,434   $  3,642,261   $ 2,055,258
                                                                                          ============   ============   ===========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    Small Cap Growth                   Mid Cap Growth
                                                            -------------------------------   -------------------------------
                                                                 Year             Year             Year             Year
                                                                ended            ended            ended            ended
                                                               July 31,         July 31,         July 31,         July 31,
                                                                 2008             2007             2008             2007
                                                            --------------   --------------   --------------   --------------
Change in Net Assets:
Operations:
   Net investment income/(loss)                             $     (681,219)  $     (958,716)  $   (1,316,451)  $   (1,962,157)
   Net realized gains on investment and
     option transactions                                        11,149,456       31,785,115       34,385,207       48,398,218
   Net realized gains on futures transactions                           --               --               --               --
   Net change in unrealized appreciation/depreciation on
     investment and futures                                    (20,241,491)        (950,255)     (67,734,776)      15,158,814
   Increase from payment by the Advisor                                 --               --               --          179,962
                                                            --------------   --------------   --------------   --------------
Change in net assets resulting from operations                  (9,773,254)      29,876,144      (34,666,020)      61,774,837
                                                            --------------   --------------   --------------   --------------

Distributions to shareholders from net investment income:
   Institutional Shares                                                 --               --               --               --
   Class A Shares                                                       --               --               --               --
   Class B Shares                                                       --               --               --               --
   Class C Shares                                                       --               --                                --
   Advisor Shares                                                       --               --               --               --

Distributions from net realized gains:
   Institutional Shares                                        (33,959,747)     (28,824,886)     (43,019,418)     (66,351,426)
   Class A Shares                                               (5,435,340)      (3,859,214)      (4,511,911)      (6,624,674)
   Class B Shares                                                 (451,736)        (317,682)        (930,995)      (1,326,080)
   Class C Shares                                                 (153,157)         (93,164)        (145,930)        (235,491)
   Advisor Shares                                                       --         (101,447)              --         (156,309)
                                                            --------------   --------------   --------------   --------------
   Change in net assets from shareholder distributions         (39,999,980)     (33,196,393)     (48,608,254)     (74,693,980)
                                                            --------------   --------------   --------------   --------------
   Change in net assets from Fund share transactions            (2,327,175)     (12,946,804)     (31,875,985)       1,409,353
                                                            --------------   --------------   --------------   --------------
   Change in net assets                                        (52,100,409)     (16,267,053)    (115,150,259)     (11,509,790)
Net Assets:
   Beginning of period                                         130,793,367      147,060,420      349,503,403      361,013,193
                                                            --------------   --------------   --------------   --------------
   End of period                                            $   78,692,958   $  130,793,367   $  234,353,144   $  349,503,403
                                                            ==============   ==============   ==============   ==============
Accumulated net investment income/(loss)                    $       (5,370)  $       (7,768)  $      246,177   $           --
                                                            ==============   ==============   ==============   ==============

                       See notes to financial statements.

                                                               Fifth Third Funds
                                             Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     Quality Growth                   Dividend Growth
                                                            -------------------------------   -------------------------------
                                                                 Year             Year             Year             Year
                                                                ended            ended            ended            ended
                                                               July 31,         July 31,         July 31,         July 31,
                                                                 2008             2007             2008             2007
                                                            --------------   --------------   --------------   --------------
Change in Net Assets:
Operations:
   Net investment income/(loss)                             $      895,087   $    3,278,293   $      285,685   $      520,170
   Net realized gains on investment and
     option transactions                                        34,541,802       95,370,132          130,202        1,313,651
   Net realized gains on futures transactions                           --               --           20,295               --
   Net change in unrealized appreciation/depreciation on
     investment and futures                                    (14,991,297)      36,701,094       (1,682,949)       1,854,192
   Increase from payment by the Advisor                                 --          748,501               --           65,762
                                                            --------------   --------------   --------------   --------------
Change in net assets resulting from operations                  20,445,592      136,098,020       (1,246,767)       3,753,775
                                                            --------------   --------------   --------------   --------------

Distributions to shareholders from net investment income:
   Institutional Shares                                           (986,849)      (2,836,719)        (221,444)        (412,378)
   Class A Shares                                                  (29,511)        (377,088)         (37,566)         (76,234)
   Class B Shares                                                       --           (8,087)          (2,178)          (4,205)
   Class C Shares                                                       --           (1,356)          (2,147)          (4,135)
   Advisor Shares                                                       --           (5,211)             (69)            (213)

Distributions from net realized gains:
   Institutional Shares                                        (73,562,502)      (8,983,115)              --               --
   Class A Shares                                              (12,508,805)      (1,649,039)              --               --
   Class B Shares                                               (1,645,398)        (202,006)              --               --
   Class C Shares                                                 (335,123)         (46,784)              --               --
   Advisor Shares                                                       --          (35,580)              --               --
                                                            --------------   --------------   --------------   --------------
   Change in net assets from shareholder distributions         (89,068,188)     (14,144,985)        (263,404)        (497,165)
                                                            --------------   --------------   --------------   --------------
   Change in net assets from Fund share transactions           (96,435,268)    (228,194,908)      (1,945,651)        (921,162)
                                                            --------------   --------------   --------------   --------------
   Change in net assets                                       (165,057,864)    (106,241,873)      (3,455,822)       2,335,448
Net Assets:
   Beginning of period                                         643,657,555      749,899,428       23,538,422       21,202,974
                                                            --------------   --------------   --------------   --------------
   End of period                                            $  478,599,691   $  643,657,555   $   20,082,600   $   23,538,422
                                                            ==============   ==============   ==============   ==============
Accumulated net investment income/(loss)                    $           (1)  $       50,207   $       45,157   $       23,016
                                                            ==============   ==============   ==============   ==============

                                                                    Micro Cap Value                   Small Cap Value
                                                            -------------------------------   -------------------------------
                                                                 Year             Year             Year             Year
                                                                ended            ended            ended            ended
                                                               July 31,         July 31,         July 31,         July 31,
                                                                 2008             2007             2008             2007
                                                            --------------   --------------   --------------   --------------
Change in Net Assets:
Operations:
   Net investment income/(loss)                             $       97,239   $      (33,117)  $    1,033,283   $      759,452
   Net realized gains on investment and
     option transactions                                         1,986,947       18,680,011        1,352,438       12,223,175
   Net realized gains on futures transactions                           --               --               --               --
   Net change in unrealized appreciation/depreciation on
     investment and futures                                    (11,154,974)      (4,849,351)      (5,745,550)       1,349,877
   Increase from payment by the Advisor                                 --               --               --               --
                                                            --------------   --------------   --------------   --------------
Change in net assets resulting from operations                  (9,070,788)      13,797,543       (3,359,829)      14,332,504
                                                            --------------   --------------   --------------   --------------

Distributions to shareholders from net investment income:
   Institutional Shares                                            (63,089)        (409,273)        (889,871)        (510,279)
   Class A Shares                                                   (5,157)         (84,561)         (16,068)          (8,534)
   Class B Shares                                                       --           (8,097)              --           (2,220)
   Class C Shares                                                       --           (2,506)              --           (1,411)
   Advisor Shares                                                       --          (62,794)              --           (3,248)

Distributions from net realized gains:
   Institutional Shares                                        (14,388,607)     (14,807,475)     (12,045,339)     (15,396,805)
   Class A Shares                                               (6,281,771)      (3,754,132)        (287,581)        (302,648)
   Class B Shares                                               (1,765,824)      (1,399,143)        (130,804)        (154,875)
   Class C Shares                                               (1,025,048)        (699,227)         (78,802)         (97,202)
   Advisor Shares                                                       --       (3,728,972)              --         (135,905)
                                                            --------------   --------------   --------------   --------------
   Change in net assets from shareholder distributions         (23,529,496)     (24,956,180)     (13,448,465)     (16,613,127)
                                                            --------------   --------------   --------------   --------------
   Change in net assets from Fund share transactions            (9,723,760)     (27,752,409)      (9,599,208)      (4,131,972)
                                                            --------------   --------------   --------------   --------------
   Change in net assets                                        (42,324,044)     (38,911,046)     (26,407,502)      (6,412,595)
Net Assets:
   Beginning of period                                          80,318,975      119,230,021      115,770,190      122,182,785
                                                            --------------   --------------   --------------   --------------
   End of period                                            $   37,994,931   $   80,318,975   $   89,362,688   $  115,770,190
                                                            ==============   ==============   ==============   ==============
Accumulated net investment income/(loss)                    $       30,996   $           --   $      531,599   $      433,836
                                                            ==============   ==============   ==============   ==============

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                           Disciplined
                                                                        All Cap Value                    Large Cap Value
                                                               ------------------------------    ------------------------------
                                                                    Year             Year             Year             Year
                                                                   ended            ended            ended            ended
                                                                  July 31,         July 31,         July 31,         July 31,
                                                                    2008             2007             2008             2007
                                                               -------------    -------------    -------------    -------------
Change in Net Assets:
Operations:
   Net investment income                                       $   3,706,350    $   4,462,597    $  11,676,202    $   9,685,948
   Net realized gains/(losses) on investment, and foreign
     currency transactions                                        16,380,198       43,764,398       13,782,753       49,837,685
   Net realized gains/(losses) on futures transactions                    --               --               --               --
   Net change in unrealized appreciation/depreciation on
     investment, futures, and foreign currency                   (74,072,456)      14,548,930     (110,250,509)      24,717,826
   Increase from payment by the Advisor                                   --               --               --           96,896
                                                               -------------    -------------    -------------    -------------
Change in net assets resulting from operations                   (53,985,908)      62,775,925      (84,791,554)      84,338,355
                                                               -------------    -------------    -------------    -------------

Distributions to shareholders from net investment income:
   Institutional Shares                                           (2,580,974)      (3,577,122)     (10,224,754)      (9,176,075)
   Class A Shares                                                   (635,762)        (487,371)        (357,749)        (333,360)
   Class B Shares                                                    (86,310)        (121,463)         (33,647)         (30,168)
   Class C Shares                                                    (47,817)         (34,918)         (15,288)         (11,314)
   Advisor Shares                                                    (72,498)        (306,792)          (1,192)          (3,314)
   Select Shares                                                          NA               NA               NA               NA
   Preferred Shares                                                       NA               NA               NA               NA
   Trust Shares                                                           NA               NA               NA               NA

Distributions from net realized gains:
   Institutional Shares                                          (30,182,996)     (37,807,043)     (39,371,152)     (83,951,662)
   Class A Shares                                                (10,927,567)      (6,142,386)      (1,695,234)      (3,384,424)
   Class B Shares                                                 (3,267,630)      (3,664,755)        (346,596)        (818,793)
   Class C Shares                                                 (1,556,725)        (913,524)        (150,963)        (291,921)
   Advisor Shares                                                         --       (5,236,445)              --          (43,831)
   Select Shares                                                          NA               NA               NA               NA
   Preferred Shares                                                       NA               NA               NA               NA
   Trust Shares                                                           NA               NA               NA               NA
                                                               -------------    -------------    -------------    -------------
   Change in net assets from shareholder distributions           (49,358,279)     (58,291,819)     (52,196,575)     (98,044,862)
                                                               -------------    -------------    -------------    -------------
   Change in net assets from Fund share transactions              13,054,375        4,698,249      (40,555,797)      89,072,024
                                                               -------------    -------------    -------------    -------------
   Change in net assets                                          (90,289,812)       9,182,355     (177,543,926)      75,365,517
Net Assets:
   Beginning of period                                           333,080,427      323,898,072      687,996,731      612,631,214
                                                               -------------    -------------    -------------    -------------
   End of period                                               $ 242,790,615    $ 333,080,427    $ 510,452,805    $ 687,996,731
                                                               =============    =============    =============    =============
Accumulated net investment income/(loss)                       $     474,171    $     190,486    $   1,984,946    $     940,547
                                                               =============    =============    =============    =============

                       See notes to financial statements.

                                                               Fifth Third Funds
                                             Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         Structured
                                                                       Large Cap Plus                     Equity Index
                                                               ------------------------------    ------------------------------
                                                                    Year             Year             Year             Year
                                                                   ended            ended            ended            ended
                                                                  July 31,         July 31,         July 31,         July 31,
                                                                    2008             2007             2008             2007
                                                               -------------    -------------    -------------    -------------
Change in Net Assets:
Operations:
   Net investment income                                       $   1,534,818    $   2,136,525    $   7,344,365    $   7,383,949
   Net realized gains/(losses) on investment, and foreign
     currency transactions                                       (13,472,078)      26,175,821       13,028,282       20,347,897
   Net realized gains/(losses) on futures transactions              (558,529)       1,023,508       (1,429,781)       2,136,924
   Net change in unrealized appreciation/depreciation on
     investment, futures, and foreign currency                    (8,974,769)        (724,354)     (63,983,252)      32,586,089
   Increase from payment by the Advisor                                   --               --               --               --
                                                               -------------    -------------    -------------    -------------
Change in net assets resulting from operations                   (21,470,558)      28,611,500      (45,040,386)      62,454,859
                                                               -------------    -------------    -------------    -------------

Distributions to shareholders from net investment income:
   Institutional Shares                                           (1,309,150)      (1,484,856)      (3,419,524)      (3,548,007)
   Class A Shares                                                    (79,171)        (121,744)        (974,595)      (1,052,389)
   Class B Shares                                                         --             (733)         (26,956)         (34,579)
   Class C Shares                                                         --              (74)         (15,089)         (17,671)
   Advisor Shares                                                         --             (332)          (6,714)         (26,537)
   Select Shares                                                          NA               NA         (242,811)        (316,520)
   Preferred Shares                                                       NA               NA       (1,084,340)      (1,143,158)
   Trust Shares                                                           NA               NA         (978,975)      (1,095,858)

Distributions from net realized gains:
   Institutional Shares                                             (856,424)        (679,080)              --               --
   Class A Shares                                                    (93,043)         (74,897)              --               --
   Class B Shares                                                     (5,094)          (3,687)              --               --
   Class C Shares                                                       (525)            (364)              --               --
   Advisor Shares                                                         --              (86)              --               --
   Select Shares                                                          NA               NA               --               --
   Preferred Shares                                                       NA               NA               --               --
   Trust Shares                                                           NA               NA               --               --
                                                               -------------    -------------    -------------    -------------
   Change in net assets from shareholder distributions            (2,343,407)      (2,365,853)      (6,749,004)      (7,234,719)
                                                               -------------    -------------    -------------    -------------
   Change in net assets from Fund share transactions             (30,109,974)     (14,015,622)     (19,736,578)     (39,858,523)
                                                               -------------    -------------    -------------    -------------
   Change in net assets                                          (53,923,939)      12,230,025      (71,525,968)      15,361,617
Net Assets:
   Beginning of period                                           200,732,585      188,502,560      423,031,552      407,669,935
                                                               -------------    -------------    -------------    -------------
   End of period                                               $ 146,808,646    $ 200,732,585    $ 351,505,584    $ 423,031,552
                                                               =============    =============    =============    =============
Accumulated net investment income/(loss)                       $     734,778    $     599,045    $   1,085,044    $     581,901
                                                               =============    =============    =============    =============

                                                                     International Equity               Strategic Income
                                                               ------------------------------    ------------------------------
                                                                    Year             Year             Year             Year
                                                                   ended            ended            ended             ended
                                                                  July 31,         July 31,         July 31,         July 31,
                                                                    2008             2007             2008             2007
                                                               -------------    -------------    -------------    -------------
Change in Net Assets:
Operations:
   Net investment income                                       $  15,475,196    $   6,269,734    $   6,701,216    $   7,298,467
   Net realized gains/(losses) on investment, and foreign
     currency transactions                                        60,759,191       43,926,186        1,648,109        1,943,371
   Net realized gains/(losses) on futures transactions            (6,567,479)       3,024,220               --               --
   Net change in unrealized appreciation/depreciation on
     investment, futures, and foreign currency                  (138,618,987)      55,245,318      (18,166,047)      (1,791,447)
   Increase from payment by the Advisor                                   --          133,673               --               --
                                                               -------------    -------------    -------------    -------------
Change in net assets resulting from operations                   (68,952,079)     108,599,131       (9,816,722)       7,450,391
                                                               -------------    -------------    -------------    -------------

Distributions to shareholders from net investment income:
   Institutional Shares                                          (14,619,372)      (3,673,902)      (5,673,906)      (5,548,644)
   Class A Shares                                                   (856,639)        (207,957)        (794,429)        (216,474)
   Class B Shares                                                    (58,009)         (10,848)         (58,570)         (65,273)
   Class C Shares                                                    (18,544)          (4,732)        (619,788)        (701,647)
   Advisor Shares                                                         --          (63,954)        (244,710)        (851,612)
   Select Shares                                                          NA               NA               NA               NA
   Preferred Shares                                                       NA               NA               NA               NA
   Trust Shares                                                           NA               NA               NA               NA

Distributions from net realized gains:
   Institutional Shares                                          (29,176,707)      (8,232,074)      (3,176,817)      (1,091,194)
   Class A Shares                                                 (1,897,616)        (541,904)        (620,947)         (42,722)
   Class B Shares                                                   (173,109)         (44,609)         (38,921)         (16,681)
   Class C Shares                                                    (55,581)         (20,357)        (404,863)        (179,985)
   Advisor Shares                                                         --         (191,144)              --         (195,089)
   Select Shares                                                          NA               NA               NA               NA
   Preferred Shares                                                       NA               NA               NA               NA
   Trust Shares                                                           NA               NA               NA               NA
                                                               -------------    -------------    -------------    -------------
   Change in net assets from shareholder distributions           (46,855,577)     (12,991,481)     (11,632,951)      (8,909,321)
                                                               -------------    -------------    -------------    -------------
   Change in net assets from Fund share transactions              55,866,818      (66,740,905)     (18,073,057)       3,101,095
                                                               -------------    -------------    -------------    -------------
   Change in net assets                                          (59,940,838)      28,866,745      (39,522,730)       1,642,165
Net Assets:
   Beginning of period                                           503,992,546      475,125,801      155,688,320      154,046,155
                                                               -------------    -------------    -------------    -------------
   End of period                                               $ 444,051,708    $ 503,992,546    $ 116,165,590    $ 155,688,320
                                                               =============    =============    =============    =============
Accumulated net investment income/(loss)                       $   7,073,147    $   8,389,512    $    (716,566)   $     (95,781)
                                                               =============    =============    =============    =============

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              LifeModel                        LifeModel
                                                                            Aggressive(SM)              Moderately Aggressive(SM)
                                                                   ------------------------------    ------------------------------
                                                                        Year            Year             Year             Year
                                                                       ended           ended            ended            ended
                                                                      July 31,        July 31,         July 31,         July 31,
                                                                        2008            2007             2008             2007
                                                                   -------------    -------------    -------------    -------------
Change in Net Assets:
Operations:
   Net investment income                                           $   2,238,026    $   1,330,931    $   5,913,234    $   4,830,168
   Net realized gains/(losses) on investment transactions             (4,227,220)+        537,578+      (2,747,279)+      3,573,348+
   Realized gain distributions from underlying funds                  18,471,397+      14,140,124+      24,039,269+      20,709,745+
   Net change in unrealized appreciation/depreciation on
      investments                                                    (34,532,247)      14,305,489      (52,255,957)      18,609,617
                                                                   -------------    -------------    -------------    -------------
Change in net assets resulting from operations                       (18,050,044)      30,314,122      (25,050,733)      47,722,878
                                                                   -------------    -------------    -------------    -------------

Distributions to shareholders from net investment income:
   Institutional Shares                                               (3,783,500)        (869,582)      (4,509,630)      (2,531,973)
   Class A Shares                                                     (1,680,334)        (318,268)      (3,524,519)      (1,911,642)
   Class B Shares                                                       (411,221)         (30,098)      (1,300,458)        (409,881)
   Class C Shares                                                        (69,660)          (5,163)        (195,768)         (65,919)
   Advisor Shares                                                             --           (4,048)          (5,068)         (22,630)

Distributions from net realized gains:
   Institutional Shares                                               (8,295,757)      (2,955,413)     (10,423,566)      (3,622,789)
   Class A Shares                                                     (4,002,116)      (1,460,321)      (8,979,268)      (3,243,447)
   Class B Shares                                                     (1,226,345)        (497,605)      (3,903,239)      (1,409,226)
   Class C Shares                                                       (204,489)         (78,485)        (591,434)        (227,990)
   Advisor Shares                                                             --          (26,126)              --          (45,549)
                                                                   -------------    -------------    -------------    -------------
   Change in net assets from shareholder distributions               (19,673,422)      (6,245,109)     (33,432,950)     (13,491,046)
                                                                   -------------    -------------    -------------    -------------
   Change in net assets from Fund share transactions                   6,391,352        3,367,814         (726,476)     (18,845,143)
                                                                   -------------    -------------    -------------    -------------
   Change in net assets                                              (31,332,114)      27,436,827      (59,210,159)      15,386,689

Net Assets:
   Beginning of period                                               199,590,213      172,153,386      342,454,485      327,067,796
                                                                   -------------    -------------    -------------    -------------
   End of period                                                   $ 168,258,099    $ 199,590,213    $ 283,244,326    $ 342,454,485
                                                                   =============    =============    =============    =============
Accumulated net investment income/(loss)                           $     524,464    $   1,211,087    $   2,112,567    $   1,835,251
                                                                   =============    =============    =============    =============

----------
+ Represents realized gains/(losses) from investment transactions with affiliates.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                             Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              LifeModel                         LifeModel
                                                                            Moderate(SM)               Moderately Conservative(SM)
                                                                   ------------------------------    ------------------------------
                                                                        Year             Year             Year             Year
                                                                       ended            ended            ended            ended
                                                                      July 31,         July 31,         July 31,         July 31,
                                                                        2008             2007             2008             2007
                                                                   -------------    -------------    -------------    -------------
Change in Net Assets:
Operations:
   Net investment income                                           $  13,239,813    $  12,474,849    $   2,765,172    $   2,689,068
   Net realized gains/(losses) on investment transactions             (6,026,303)+      6,017,287+        (187,557)+      1,713,854+
   Realized gain distributions from underlying funds                  26,088,658+      23,818,817+       4,027,567+       3,988,943+
   Net change in unrealized appreciation/depreciation on
      investments                                                    (61,882,940)      20,732,210      (11,259,892)       2,577,426
                                                                   -------------    -------------    -------------    -------------
Change in net assets resulting from operations                       (28,580,772)      63,043,163       (4,654,710)      10,969,291
                                                                   -------------    -------------    -------------    -------------

Distributions to shareholders from net investment income:
   Institutional Shares                                              (12,600,615)      (9,594,733)      (1,585,793)      (1,282,492)
   Class A Shares                                                     (2,899,679)      (2,218,057)      (1,110,928)        (998,689)
   Class B Shares                                                       (997,130)        (677,732)        (448,916)        (386,763)
   Class C Shares                                                       (138,359)         (96,295)         (69,482)         (59,483)
   Advisor Shares                                                         (2,191)          (9,396)            (427)          (1,621)

Distributions from net realized gains:
   Institutional Shares                                              (20,515,914)      (8,746,834)      (2,364,527)      (1,187,658)
   Class A Shares                                                     (5,226,919)      (2,291,027)      (1,864,924)      (1,034,738)
   Class B Shares                                                     (2,353,782)      (1,031,609)        (992,900)        (557,096)
   Class C Shares                                                       (326,437)        (146,415)        (154,214)         (87,821)
   Advisor Shares                                                             --          (10,750)              --           (1,777)
                                                                   -------------    -------------    -------------    -------------
   Change in net assets from shareholder distributions               (45,061,026)     (24,822,848)      (8,592,111)      (5,598,138)
                                                                   -------------    -------------    -------------    -------------
   Change in net assets from Fund share transactions                 (18,448,288)     (46,663,141)      (1,172,289)     (10,465,909)
                                                                   -------------    -------------    -------------    -------------
   Change in net assets                                              (92,090,086)      (8,442,826)     (14,419,110)      (5,094,756)

Net Assets:
   Beginning of period                                               512,200,131      520,642,957       98,674,356      103,769,112
                                                                   -------------    -------------    -------------    -------------
   End of period                                                   $ 420,110,045    $ 512,200,131    $  84,255,246    $  98,674,356
                                                                   =============    =============    =============    =============
Accumulated net investment income/(loss)                           $   3,563,523    $   2,712,831    $     700,057    $     498,544
                                                                   =============    =============    =============    =============

                                                                              LifeModel
                                                                           Conservative(SM)                  High Yield Bond
                                                                   ------------------------------    ------------------------------
                                                                        Year             Year             Year             Year
                                                                       ended            ended            ended            ended
                                                                      July 31,         July 31,         July 31,         July 31,
                                                                        2008             2007             2008             2007
                                                                   -------------    -------------    -------------    -------------
Change in Net Assets:
Operations:
   Net investment income                                           $   1,978,987    $   1,832,505    $   4,558,303    $   4,664,937
   Net realized gains/(losses) on investment transactions               (481,097)+        345,687+        (663,376)        (451,025)
   Realized gain distributions from underlying funds                   1,169,223+       1,100,198+              --               --
   Net change in unrealized appreciation/depreciation on
      investments                                                     (4,740,349)       1,103,773       (1,771,658)        (938,554)
                                                                   -------------    -------------    -------------    -------------
Change in net assets resulting from operations                        (2,073,236)       4,382,163        2,123,269        3,275,358
                                                                   -------------    -------------    -------------    -------------

Distributions to shareholders from net investment income:
   Institutional Shares                                               (1,120,483)        (942,214)      (4,492,490)      (4,609,852)
   Class A Shares                                                       (539,011)        (545,964)         (24,449)         (12,961)
   Class B Shares                                                       (262,530)        (276,669)          (8,415)          (7,741)
   Class C Shares                                                        (79,687)         (89,559)          (8,177)          (5,066)
   Advisor Shares                                                           (386)          (1,516)            (347)            (733)

Distributions from net realized gains:
   Institutional Shares                                                 (748,020)        (509,013)              --         (212,690)
   Class A Shares                                                       (393,285)        (314,648)              --             (564)
   Class B Shares                                                       (245,318)        (206,588)              --             (350)
   Class C Shares                                                        (73,460)         (67,298)              --             (193)
   Advisor Shares                                                             --             (935)              --              (34)
                                                                   -------------    -------------    -------------    -------------
   Change in net assets from shareholder distributions                (3,462,180)      (2,954,404)      (4,533,878)      (4,850,184)
                                                                   -------------    -------------    -------------    -------------
   Change in net assets from Fund share transactions                   4,128,475       (3,986,340)     (15,626,247)       3,818,475
                                                                   -------------    -------------    -------------    -------------
   Change in net assets                                               (1,406,941)      (2,558,581)     (18,036,856)       2,243,649

Net Assets:
   Beginning of period                                                52,033,185       54,591,766       68,665,210       66,421,561
                                                                   -------------    -------------    -------------    -------------
   End of period                                                   $  50,626,244    $  52,033,185    $  50,628,354    $  68,665,210
                                                                   =============    =============    =============    =============
Accumulated net investment income/(loss)                           $     380,904    $     225,838    $      74,934    $      50,423
                                                                   =============    =============    =============    =============

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 Total Return Bond              Short Term Bond
                                                            ---------------------------   ---------------------------
                                                                Year           Year           Year           Year
                                                                ended          ended          ended          ended
                                                              July 31,       July 31,       July 31,       July 31,
                                                                2008           2007           2008           2007
                                                            ------------   ------------   ------------   ------------
Change in Net Assets:
Operations:
   Net investment income                                    $ 26,528,337   $ 12,591,353   $ 10,629,130   $ 10,491,667
   Net realized gains/(losses) on investment and foreign
      currency transactions                                  (17,612,216)     1,238,558      1,136,154       (537,549)
   Net realized gains/(losses) on futures transactions         2,659,320        (69,567)       255,815             --
   Net change in unrealized appreciation/depreciation on
      investments, swaps, futures and foreign currency       (30,127,802)      (566,211)    (1,546,312)     2,844,759
   Increase from payment by the Advisor                               --        124,462             --             --
                                                            ------------   ------------   ------------   ------------
Change in net assets resulting from operations               (18,552,361)    13,318,595     10,474,787     12,798,877
                                                            ------------   ------------   ------------   ------------
Distributions to shareholders from net investment income:
   Institutional Shares                                      (25,360,147)   (12,367,710)   (10,362,660)   (10,427,392)
   Class A Shares                                               (922,989)      (450,582)      (334,432)      (413,016)
   Class B Shares                                               (131,997)       (91,051)            NA             NA
   Class C Shares                                                (49,925)        (9,599)        (5,308)        (5,770)
   Advisor Shares                                                 (3,634)        (9,583)            --            (71)

Distributions to shareholders from paid-in capital
      (tax return of capital):
   Institutional Shares                                               --             --             --       (224,278)
   Class A Shares                                                     --             --             --         (9,513)
   Class B Shares                                                     --             --             NA             NA
   Class C Shares                                                     --             --             --           (165)
   Advisor Shares                                                     --             --             --             --

Distributions from net realized gains:
   Institutional Shares                                               --             --             --             --
   Class A Shares                                                     --             --             --             --
   Class B Shares                                                     --             --             NA             NA
   Class C Shares                                                     --             --             --             --
   Advisor Shares                                                     --             --             --             --
                                                            ------------   ------------   ------------   ------------
   Change in net assets from shareholder distributions       (26,468,692)   (12,928,525)   (10,702,400)   (11,080,205)
                                                            ------------   ------------   ------------   ------------
   Change in net assets from Fund share transactions         389,099,037    (26,437,149)   (27,910,267)     4,500,453
                                                            ------------   ------------   ------------   ------------
   Change in net assets                                      344,077,984    (26,047,079)   (28,137,880)     6,219,125
Net Assets:
   Beginning of period                                       240,984,598    267,031,677    277,211,968    270,992,843
                                                            ------------   ------------   ------------   ------------
   End of period                                            $585,062,582   $240,984,598   $249,074,088   $277,211,968
                                                            ============   ============   ============   ============
Accumulated net investment income/(loss)                    $    562,408   $     83,477   $    207,920   $     (2,296)
                                                            ============   ============   ============   ============

                       See notes to financial statements.

                                                               Fifth Third Funds
                                             Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                Intermediate
                                                                  Municipal Bond               Municipal Bond
                                                            -------------------------   ---------------------------
                                                                Year          Year          Year           Year
                                                                ended         ended         ended          ended
                                                              July 31,      July 31,      July 31,       July 31,
                                                                2008          2007          2008           2007
                                                            -----------   -----------   ------------   ------------
Change in Net Assets:
Operations:
   Net investment income                                    $ 1,671,900   $ 1,627,850   $  5,147,041   $  5,747,792
   Net realized gains/(losses) on investment and foreign
      currency transactions                                     104,766       259,291        310,951        844,549
   Net realized gains/(losses) on futures transactions               --            --             --             --
   Net change in unrealized appreciation/depreciation on
      investments, swaps, futures and foreign currency         (507,533)     (281,781)        97,442       (900,898)
   Increase from payment by the Advisor                              --        90,858             --             --
                                                            -----------   -----------   ------------   ------------
Change in net assets resulting from operations                1,269,133     1,696,218      5,555,434      5,691,443
                                                            -----------   -----------   ------------   ------------
Distributions to shareholders from net investment income:
   Institutional Shares                                      (1,596,302)   (1,556,226)    (5,027,945)    (5,651,880)
   Class A Shares                                               (43,053)      (47,917)       (65,029)       (77,019)
   Class B Shares                                               (20,128)      (27,999)       (11,924)        (3,808)
   Class C Shares                                                (1,028)       (1,156)        (2,723)        (2,247)
   Advisor Shares                                                (2,299)       (4,854)            --            (58)

Distributions to shareholders from paid-in capital
   (tax return of capital):
   Institutional Shares                                              --            --             --             --
   Class A Shares                                                    --            --             --             --
   Class B Shares                                                    --            --             --             --
   Class C Shares                                                    --            --             --             --
   Advisor Shares                                                    --            --             --             --

Distributions from net realized gains:
   Institutional Shares                                        (138,279)     (419,055)      (383,431)      (483,765)
   Class A Shares                                                (4,009)      (14,111)        (5,481)        (7,190)
   Class B Shares                                                (2,289)      (10,633)          (971)        (1,371)
   Class C Shares                                                  (141)         (209)          (258)          (249)
   Advisor Shares                                                    --        (1,827)            --             (8)
                                                            -----------   -----------   ------------   ------------
   Change in net assets from shareholder distributions       (1,807,528)   (2,083,987)    (5,497,762)    (6,227,595)
                                                            -----------   -----------   ------------   ------------
   Change in net assets from Fund share transactions         (2,279,399)    4,763,910    (21,014,365)   (15,585,411)
                                                            -----------   -----------   ------------   ------------
   Change in net assets                                      (2,817,794)    4,376,141    (20,956,693)   (16,121,563)
Net Assets:
   Beginning of period                                       46,544,676    42,168,535    151,512,851    167,634,414
                                                            -----------   -----------   ------------   ------------
   End of period                                            $43,726,882   $46,544,676   $130,556,158   $151,512,851
                                                            ===========   ===========   ============   ============
Accumulated net investment income/(loss)                    $    89,878   $    85,389   $     27,184   $      6,879
                                                            ===========   ===========   ============   ============

                                                                        Ohio                       Michigan
                                                                   Municipal Bond               Municipal Bond
                                                            ---------------------------   -------------------------
                                                                Year           Year           Year          Year
                                                                ended          ended         ended         ended
                                                              July 31,       July 31,       July 31,      July 31,
                                                                2008           2007           2008          2007
                                                            ------------   ------------   -----------   -----------
Change in Net Assets:
Operations:
   Net investment income                                    $  3,228,771   $  3,724,891   $ 1,338,548   $ 1,548,171
   Net realized gains/(losses) on investment and foreign
      currency transactions                                       39,798        521,345        50,516       (66,883)
   Net realized gains/(losses) on futures transactions                --             --            --            --
   Net change in unrealized appreciation/depreciation on
      investments, swaps, futures and foreign currency           373,692       (817,563)      666,194       167,130
   Increase from payment by the Advisor                               --        134,906            --            --
                                                            ------------   ------------   -----------   -----------
Change in net assets resulting from operations                 3,642,261      3,563,579     2,055,258     1,648,418
                                                            ------------   ------------   -----------   -----------
Distributions to shareholders from net investment income:
   Institutional Shares                                       (2,702,156)    (2,913,543)   (1,218,526)   (1,404,825)
   Class A Shares                                               (435,904)      (675,791)     (100,878)     (136,176)
   Class B Shares                                                (58,629)       (80,433)      (11,281)      (12,180)
   Class C Shares                                                (15,917)       (25,127)       (2,061)       (3,508)
   Advisor Shares                                                     --            (57)           --           (48)

Distributions to shareholders from paid-in capital
   (tax return of capital):
   Institutional Shares                                               --             --            --            --
   Class A Shares                                                     --             --            --            --
   Class B Shares                                                     --             --            --            --
   Class C Shares                                                     --             --            --            --
   Advisor Shares                                                     --             --            --            --

Distributions from net realized gains:
   Institutional Shares                                         (324,279)       (84,349)           --            --
   Class A Shares                                                (54,564)       (21,948)           --            --
   Class B Shares                                                 (9,604)        (3,291)           --            --
   Class C Shares                                                 (2,586)        (1,011)           --            --
   Advisor Shares                                                     --             (3)           --            --
                                                            ------------   ------------   -----------   -----------
   Change in net assets from shareholder distributions        (3,603,639)    (3,805,553)   (1,332,746)   (1,556,737)
                                                            ------------   ------------   -----------   -----------
   Change in net assets from Fund share transactions          (7,694,114)   (12,503,836)   (7,909,267)   (7,166,187)
                                                            ------------   ------------   -----------   -----------
   Change in net assets                                       (7,655,492)   (12,745,810)   (7,186,755)   (7,074,506)
Net Assets:
   Beginning of period                                       100,647,626    113,393,436    49,129,258    56,203,764
                                                            ------------   ------------   -----------   -----------
   End of period                                            $ 92,992,134   $100,647,626   $41,942,503   $49,129,258
                                                            ============   ============   ===========   ===========
Accumulated net investment income/(loss)                    $    282,487   $    234,745   $     1,613   $    (1,904)
                                                            ============   ============   ===========   ===========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                             Small Cap Growth                 Mid Cap Growth
                                                      -----------------------------   -----------------------------
                                                          Year            Year            Year            Year
                                                         ended           ended           ended           ended
                                                        July 31,        July 31,        July 31,        July 31,
                                                          2008            2007            2008            2007
                                                      -------------   -------------   -------------   -------------
Capital Transactions:
Institutional Shares
   Shares issued                                      $  18,351,493   $  17,552,948   $  26,012,871   $  40,250,401
   Shares issued in connection with acquisition                  --              --       9,065,539~             --
   Dividends reinvested                                  33,829,024      28,550,838      42,839,455      66,135,860
   Shares redeemed                                      (55,968,785)    (57,730,073)   (107,998,188)   (100,373,690)
                                                      -------------   -------------   -------------   -------------
   Total Institutional Shares                            (3,788,268)    (11,626,287)    (30,080,323)      6,012,571
                                                      -------------   -------------   -------------   -------------

Class A Shares
   Shares issued                                            549,712       2,120,194       2,412,496       1,292,476
   Shares issued in connection with acquistion                   --              --       1,816,718~             --
   Shares issued in conversion from Advisor Class @         340,223              --       2,477,345              --
   Dividends reinvested                                   5,302,771       3,793,080       4,385,458       6,388,469
   Shares redeemed                                       (4,524,347)     (7,035,076)    (12,389,580)    (11,595,939)
                                                      -------------   -------------   -------------   -------------
   Total Class A Shares                                   1,668,359      (1,121,802)     (1,297,563)     (3,914,994)
                                                      -------------   -------------   -------------   -------------

Class B Shares
   Shares issued                                              3,630          29,585           7,578          94,097
   Shares issued in connection with acquistion                   --              --         675,360~             --
   Dividends reinvested                                     436,500         304,615         890,447       1,245,390
   Shares redeemed                                         (279,380)       (363,716)     (1,526,052)     (1,775,831)
                                                      -------------   -------------   -------------   -------------
   Total Class B Shares                                     160,750         (29,516)         47,333        (436,344)
                                                      -------------   -------------   -------------   -------------

Class C Shares
   Shares issued                                             15,275          33,903          66,627          79,010
   Shares issued in connection with acquistion                   --              --         156,826~             --
   Dividends reinvested                                     145,603          89,145         136,279         228,555
   Shares redeemed                                         (115,621)        (58,394)       (204,003)       (548,531)
                                                      -------------   -------------   -------------   -------------
   Total Class C Shares                                      45,257          64,654         155,729        (240,966)
                                                      -------------   -------------   -------------   -------------

Advisor Shares @
   Shares issued                                             12,829           5,107         381,515          67,468
   Shares issued in connection with acquistion                   --              --       1,479,482~             --
   Dividends reinvested                                          --          97,666              --         146,288
   Shares redeemed                                         (426,102)       (336,626)     (2,562,158)       (224,670)
                                                      -------------   -------------   -------------   -------------
   Total Advisor Shares                                    (413,273)       (233,853)       (701,161)        (10,914)
                                                      -------------   -------------   -------------   -------------

Change from capital transactions                      $  (2,327,175)  $ (12,946,804)  $ (31,875,985)  $   1,409,353
                                                      =============   =============   =============   =============

----------
*     Shares acquired February 22, 2008 from Balanced Fund. See Note 1.

~     Shares acquired November 16, 2007 from Technology Fund. See Note 1.

@     Advisor Shares merged into Class A Shares on November 26, 2007.
      See Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                              Quality Growth                 Dividend Growth
                                                      -----------------------------   -----------------------------
                                                          Year            Year            Year            Year
                                                         ended           ended           ended           ended
                                                        July 31,        July 31,        July 31,        July 31,
                                                          2008            2007            2008            2007
                                                      -------------   -------------   -------------   -------------
Capital Transactions:
Institutional Shares
   Shares issued                                      $  40,540,736   $  31,611,068   $   4,569,462   $   9,365,905
   Shares issued in connection with acquisition          11,574,529*             --              --              --
   Dividends reinvested                                  74,027,252       9,949,366          54,887         126,384
   Shares redeemed                                     (232,457,281)   (223,621,470)     (5,685,681)     (8,981,013)
                                                      ------------------------------  -------------   -------------
   Total Institutional Shares                          (106,314,764)   (182,061,036)     (1,061,332)        511,276
                                                      ------------------------------  -------------   -------------

Class A Shares
   Shares issued                                          2,687,367       1,574,406         106,632         247,917
   Shares issued in connection with acquistion           17,415,058*             --              --              --
   Shares issued in conversion from Advisor Class @       1,716,200              --          12,276              --
   Dividends reinvested                                  11,361,475       1,864,612          35,470          73,439
   Shares redeemed                                      (26,576,497)    (43,604,110)       (791,239)     (1,622,397)
                                                      ------------------------------  -------------   -------------
   Total Class A Shares                                   6,603,603     (40,165,092)       (636,861)     (1,301,041)
                                                      ------------------------------  -------------   -------------

Class B Shares
   Shares issued                                            156,529         124,998           5,135          58,942
   Shares issued in connection with acquistion            5,332,543*             --              --              --
   Dividends reinvested                                   1,602,919         206,299           1,754           3,560
   Shares redeemed                                       (2,965,588)     (4,286,444)       (134,198)       (110,410)
                                                      ------------------------------  -------------   -------------
   Total Class B Shares                                   4,126,403      (3,955,147)       (127,309)        (47,908)
                                                      ------------------------------  -------------   -------------

Class C Shares
   Shares issued                                            107,557          75,493           1,858          19,808
   Shares issued in connection with acquistion            1,010,925*             --              --              --
   Dividends reinvested                                     329,184          47,159           1,667           3,428
   Shares redeemed                                         (650,609)     (1,510,454)       (111,450)       (103,891)
                                                      ------------------------------  -------------   -------------
   Total Class C Shares                                     797,057      (1,387,802)       (107,925)        (80,655)
                                                      ------------------------------  -------------   -------------

Advisor Shares @
   Shares issued                                            188,281         395,882              --               2
   Shares issued in connection with acquistion                   --              --              --              --
   Dividends reinvested                                          --          32,432              52             169
   Shares redeemed                                       (1,835,848)     (1,054,145)        (12,276)         (3,005)
                                                      ------------------------------  -------------   -------------
   Total Advisor Shares                                  (1,647,567)       (625,831)        (12,224)         (2,834)
                                                      ------------------------------  -------------   -------------

Change from capital transactions                      $ (96,435,268)  $(228,194,908)  $  (1,945,651)  $    (921,162)
                                                      ==============================  =============   =============

                                                             Micro Cap Value                 Small Cap Value
                                                      -----------------------------   -----------------------------
                                                          Year            Year            Year            Year
                                                         ended           ended           ended           ended
                                                        July 31,        July 31,        July 31,        July 31,
                                                          2008            2007            2008            2007
                                                      -------------   -------------   -------------   -------------
Capital Transactions:
Institutional Shares
   Shares issued                                      $   6,066,051   $   6,467,923   $  26,579,330   $  18,879,208
   Shares issued in connection with acquisition                  --              --              --              --
   Dividends reinvested                                  14,340,480      14,684,836      12,679,817      15,350,809
   Shares redeemed                                      (29,004,091)    (35,811,649)    (47,594,887)    (37,711,569)
                                                      -------------   -------------   -------------   -------------
   Total Institutional Shares                            (8,597,560)    (14,658,890)     (8,335,740)     (3,481,552)
                                                      -------------   -------------   -------------   -------------

Class A Shares
   Shares issued                                          2,244,932       2,105,315         301,793         287,560
   Shares issued in connection with acquistion                   --              --              --              --
   Shares issued in conversion from Advisor Class @       7,212,083              --         607,582              --
   Dividends reinvested                                   5,254,257       3,541,744         261,145         259,321
   Shares redeemed                                       (8,048,233)    (10,249,425)     (1,306,456)       (727,534)
                                                      -------------   -------------   -------------   -------------
   Total Class A Shares                                   6,663,039      (4,602,366)       (135,936)       (180,653)
                                                      -------------   -------------   -------------   -------------

Class B Shares
   Shares issued                                             12,049         108,130           4,339          66,754
   Shares issued in connection with acquistion                   --              --              --              --
   Dividends reinvested                                   1,658,928       1,322,564         110,053         112,855
   Shares redeemed                                       (1,314,436)     (1,651,994)       (195,184)       (262,809)
                                                      -------------   -------------   -------------   -------------
   Total Class B Shares                                     356,541        (221,300)        (80,792)        (83,200)
                                                      -------------   -------------   -------------   -------------

Class C Shares
   Shares issued                                            410,289         976,858          29,724          76,091
   Shares issued in connection with acquistion                   --              --              --              --
   Dividends reinvested                                     799,698         597,148          68,484          85,685
   Shares redeemed                                         (935,561)     (3,651,710)       (308,994)       (269,137)
                                                      -------------   -------------   -------------   -------------
   Total Class C Shares                                     274,426      (2,077,704)       (210,786)       (107,361)
                                                      -------------   -------------   -------------   -------------

Advisor Shares @
   Shares issued                                            140,108         607,556           6,367          43,411
   Shares issued in connection with acquistion                   --              --              --              --
   Dividends reinvested                                          --       3,508,359              --         119,477
   Shares redeemed                                       (8,560,314)    (10,308,064)       (842,321)       (442,094)
                                                      -------------   -------------   -------------   -------------
   Total Advisor Shares                                  (8,420,206)     (6,192,149)       (835,954)       (279,206)
                                                      -------------   -------------   -------------   -------------

Change from capital transactions                      $  (9,723,760)  $ (27,752,409)  $  (9,599,208)  $  (4,131,972)
                                                      =============   =============   =============   =============

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                           Small Cap Growth          Mid Cap Growth
                                                       -----------------------   -----------------------
                                                          Year         Year         Year         Year
                                                         ended         ended       ended         ended
                                                        July 31,     July 31,     July 31,     July 31,
                                                          2008         2007         2008         2007
                                                       ----------   ----------   ----------   ----------
Share Transactions:
Institutional Shares
   Shares issued                                        2,224,928    1,292,571    1,922,486    2,506,523
   Shares issued in connection with acquistion                 --           --      589,027~          --
   Dividends reinvested                                 3,689,098    2,340,233    3,093,101    4,477,764
   Shares redeemed                                     (6,044,587)  (4,235,153)  (8,179,685)  (6,253,257)
                                                       ----------   ----------   ----------   ----------
   Total Institutional Shares                            (130,561)    (602,349)  (2,575,071)     731,030
                                                       ----------   ----------   ----------   ----------

Class A Shares
   Shares issued                                           59,687      167,412      133,865       82,965
   Shares issued in connection with acquistion                 --           --      121,948~          --
   Shares issued in conversion from Advisor Class @        27,415           --      171,206           --
   Dividends reinvested                                   618,760      324,195      328,745      445,811
   Shares redeemed                                       (533,471)    (545,708)    (907,634)    (744,405)
                                                       ----------   ----------   ----------   ----------
   Total Class A Shares                                   172,391      (54,101)    (151,870)    (215,629)
                                                       ----------   ----------   ----------   ----------

Class B Shares
   Shares issued                                              440        2,337          389        6,297
   Shares issued in connection with acquistion                 --           --       48,285~          --
   Dividends reinvested                                    55,253       27,246       71,637       91,911
   Shares redeemed                                        (33,934)     (28,696)    (127,139)    (119,035)
                                                       ----------   ----------   ----------   ----------
   Total Class B Shares                                    21,759          887       (6,828)     (20,827)
                                                       ----------   ----------   ----------   ----------

Class C Shares
   Shares issued                                            1,858        2,593        5,665        5,572
   Shares issued in connection with acquistion                 --           --       11,743~          --
   Dividends reinvested                                    18,407        7,959       11,708       17,676
   Shares redeemed                                        (15,732)      (4,759)     (17,421)     (39,559)
                                                       ----------   ----------   ----------   ----------
   Total Class C Shares                                     4,533        5,793       11,695      (16,311)
                                                       ----------   ----------   ----------   ----------

Advisor Shares @
   Shares issued                                            1,021          334       25,997        4,379
   Shares issued in connection with acquistion                 --           --      100,989~          --
   Dividends reinvested                                        --        8,355           --       10,360
   Shares redeemed                                        (33,998)     (24,860)    (178,278)     (14,290)
                                                       ----------   ----------   ----------   ----------
   Total Advisor Shares                                   (32,977)     (16,171)     (51,292)         449
                                                       ----------   ----------   ----------   ----------

Change from capital transactions                           35,145     (665,941)  (2,773,366)     478,712
                                                       ==========   ==========   ==========   ==========

----------
*     Shares acquired February 22, 2008 from Balanced Fund. See Note 1.

~     Shares acquired November 16, 2007 from Technology Fund. See Note 1.

@     Advisor Shares merged into Class A Shares on November 26, 2007. See Note
      1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                            Quality Growth           Dividend Growth
                                                       -------------------------   -------------------
                                                           Year          Year        Year       Year
                                                           ended        ended       ended       ended
                                                         July 31,      July 31,    July 31,   July 31,
                                                           2008          2007        2008       2007
                                                       -----------   -----------   --------   --------
Share Transactions:
Institutional Shares
   Shares issued                                         2,239,699     1,832,376    177,404    403,705
   Shares issued in connection with acquistion             710,146*           --         --         --
   Dividends reinvested                                  4,062,751       573,875      2,067      5,210
   Shares redeemed                                     (13,513,980)  (12,831,507)  (222,940)  (367,016)
                                                       -----------   -----------   --------   --------
   Total Institutional Shares                           (6,501,384)  (10,425,256)   (43,469)    41,899
                                                       -----------   -----------   --------   --------

Class A Shares
   Shares issued                                           154,719        91,875      4,210     10,204
   Shares issued in connection with acquistion           1,096,929*           --         --         --
   Shares issued in conversion from Advisor Class @         89,853                      487
   Dividends reinvested                                    640,172       110,013      1,348      3,074
   Shares redeemed                                      (1,523,617)   (2,561,574)   (30,992)   (67,195)
                                                       -----------   -----------   --------   --------
   Total Class A Shares                                    458,056    (2,359,686)   (24,947)   (53,917)
                                                       -----------   -----------   --------   --------

Class B Shares
   Shares issued                                             9,329         7,624        207      2,522
   Shares issued in connection with acquistion             355,892*           --         --         --
   Dividends reinvested                                     95,526        12,703         68        154
   Shares redeemed                                        (183,836)     (264,049)    (5,510)    (4,721)
                                                       -----------   -----------   --------   --------
   Total Class B Shares                                    276,911      (243,722)    (5,235)    (2,045)
                                                       -----------   -----------   --------   --------

Class C Shares
   Shares issued                                             6,897         4,753         79        911
   Shares issued in connection with acquistion              69,597*           --         --         --
   Dividends reinvested                                     20,232         2,980         67        152
   Shares redeemed                                         (41,209)      (95,450)    (4,781)    (4,574)
                                                       -----------   -----------   --------   --------
   Total Class C Shares                                     55,517       (87,717)    (4,635)    (3,511)
                                                       -----------   -----------   --------   --------

Advisor Shares @
   Shares issued                                             9,314        24,964         --         --
   Shares issued in connection with acquistion                  --            --         --         --
   Dividends reinvested                                         --         1,935          2          7
   Shares redeemed                                         (97,307)      (62,452)      (489)      (120)
                                                       -----------   -----------   --------   --------
   Total Advisor Shares                                    (87,993)      (35,553)      (487)      (113)
                                                       -----------   -----------   --------   --------

Change from capital transactions                        (5,798,893)  (13,151,934)   (78,773)   (17,687)
                                                       ===========   ===========   ========   ========

                                                           Micro Cap Value           Small Cap Value
                                                       -----------------------   -----------------------
                                                          Year         Year        Year          Year
                                                         ended        ended        ended         ended
                                                        July 31,     July 31,    July 31,      July 31,
                                                          2008         2007        2008          2007
                                                       ----------   ----------   ----------   ----------
Share Transactions:
Institutional Shares
   Shares issued                                        1,337,937      858,864    1,597,844      895,117
   Shares issued in connection with acquistion                 --           --           --           --
   Dividends reinvested                                 3,668,554    2,153,627      728,695      753,368
   Shares redeemed                                     (6,304,922)  (4,744,080)  (2,714,594)  (1,762,829)
                                                       ----------   ----------   ----------   ----------
   Total Institutional Shares                          (1,298,431)  (1,731,589)    (388,055)    (114,344)
                                                       ----------   ----------   ----------   ----------

Class A Shares
   Shares issued                                          500,792      297,220       17,466       13,615
   Shares issued in connection with acquistion                 --           --           --           --
   Shares issued in conversion from Advisor Class @     1,208,054           --       32,491           --
   Dividends reinvested                                 1,447,533      540,626       15,198       12,842
   Shares redeemed                                     (1,838,902)  (1,409,466)     (74,668)     (34,441)
                                                       ----------   ----------   ----------   ----------
   Total Class A Shares                                 1,317,477     (571,620)      (9,513)      (7,984)
                                                       ----------   ----------   ----------   ----------

Class B Shares
   Shares issued                                            3,994       15,769          299        3,236
   Shares issued in connection with acquistion                 --           --           --           --
   Dividends reinvested                                   501,186      212,247        6,694        5,782
   Shares redeemed                                       (340,190)    (237,169)     (12,283)     (12,456)
                                                       ----------   ----------   ----------   ----------
   Total Class B Shares                                   164,990       (9,153)      (5,290)      (3,438)
                                                       ----------   ----------   ----------   ----------

Class C Shares
   Shares issued                                          117,306      144,832        1,806        3,659
   Shares issued in connection with acquistion                 --           --           --           --
   Dividends reinvested                                   241,601       95,795        4,176        4,401
   Shares redeemed                                       (252,716)    (481,078)     (19,033)     (12,785)
                                                       ----------   ----------   ----------   ----------
   Total Class C Shares                                   106,191     (240,451)     (13,051)      (4,725)
                                                       ----------   ----------   ----------   ----------

Advisor Shares @
   Shares issued                                           21,671       83,979          319        2,078
   Shares issued in connection with acquistion                 --           --           --           --
   Dividends reinvested                                        --      543,274           --        5,984
   Shares redeemed                                     (1,435,231)  (1,456,794)     (44,745)     (21,258)
                                                       ----------   ----------   ----------   ----------
   Total Advisor Shares                                (1,413,560)    (829,541)     (44,426)     (13,196)
                                                       ----------   ----------   ----------   ----------

Change from capital transactions                       (1,123,333)  (3,382,354)    (460,335)    (143,687)
                                                       ==========   ==========   ==========   ==========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                                                                               Disciplined
                                                                               All Cap Value                 Large Cap Value
                                                                        ---------------------------   -----------------------------
                                                                            Year           Year            Year            Year
                                                                            ended          ended          ended           ended
                                                                          July 31,       July 31,        July 31,        July 31,
                                                                            2008           2007            2008            2007
                                                                        ------------   ------------   -------------   -------------
Capital Transactions:
Institutional Shares
   Shares issued                                                        $ 54,056,402   $ 40,510,028   $ 144,979,786   $ 152,582,434
   Dividends reinvested                                                   31,374,511     38,232,651      43,348,231      84,554,208
   Shares redeemed                                                       (75,018,207)   (85,610,125)   (220,635,610)   (156,187,029)
                                                                        ------------   ------------   -------------   -------------
   Total Institutional Shares                                             10,412,706     (6,867,446)    (32,307,593)     80,949,613
                                                                        ------------   ------------   -------------   -------------
Class A Shares
   Shares issued                                                          18,824,047     12,552,089       6,003,641      14,523,995
   Shares issued in conversion from Advisor Class @                       29,310,119             --         310,464              --
   Dividends reinvested                                                    9,627,571      5,675,246       1,751,053       3,225,559
   Shares redeemed                                                       (27,523,714)   (12,340,817)    (14,854,391)    (10,380,042)
                                                                        ------------   ------------   -------------   -------------
   Total Class A Shares                                                   30,238,023      5,886,518      (6,789,233)      7,369,512
                                                                        ------------   ------------   -------------   -------------
Class B Shares
   Shares issued                                                             227,256      1,731,692          83,847         684,831
   Dividends reinvested                                                    3,104,922      3,517,456         312,285         697,579
   Shares redeemed                                                        (4,672,578)    (2,947,164)     (1,216,232)     (1,211,672)
                                                                        ------------   ------------   -------------   -------------
   Total Class B Shares                                                   (1,340,400)     2,301,984        (820,100)        170,738
                                                                        ------------   ------------   -------------   -------------
Class C Shares
   Shares issued                                                           6,212,110      4,727,963         387,669         735,313
   Dividends reinvested                                                      702,368        564,141         107,176         245,778
   Shares redeemed                                                        (2,891,566)    (1,472,122)       (781,046)       (631,116)
                                                                        ------------   ------------   -------------   -------------
   Total Class C Shares                                                    4,022,912      3,819,982        (286,201)        349,976
                                                                        ------------   ------------   -------------   -------------
Advisor Shares @
   Shares issued                                                             569,796      2,036,000           1,410         205,985
   Dividends reinvested                                                       69,066      5,367,971             954          35,079
   Shares redeemed                                                       (30,917,728)    (7,846,760)       (355,034)         (8,879)
                                                                        ------------   ------------   -------------   -------------
   Total Advisor Shares                                                  (30,278,866)      (442,789)       (352,670)        232,185
                                                                        ------------   ------------   -------------   -------------
Select Shares
   Shares issued                                                                  NA             NA              NA              NA
   Dividends reinvested                                                           NA             NA              NA              NA
   Shares redeemed                                                                NA             NA              NA              NA
                                                                        ------------   ------------   -------------   -------------
   Total Select Shares                                                            NA             NA              NA              NA
                                                                        ------------   ------------   -------------   -------------
Preferred Shares
   Shares issued                                                                  NA             NA              NA              NA
   Dividends reinvested                                                           NA             NA              NA              NA
   Shares redeemed                                                                NA             NA              NA              NA
                                                                        ------------   ------------   -------------   -------------
   Total Preferred Shares                                                         NA             NA              NA              NA
                                                                        ------------   ------------   -------------   -------------
Trust Shares
   Shares issued                                                                  NA             NA              NA              NA
   Dividends reinvested                                                           NA             NA              NA              NA
   Shares redeemed                                                                NA             NA              NA              NA
                                                                        ------------   ------------   -------------   -------------
   Total Trust Shares                                                             NA             NA              NA              NA
                                                                        ------------   ------------   -------------   -------------
Change from capital transactions                                        $ 13,054,375   $  4,698,249   $ (40,555,797)  $  89,072,024
                                                                        ============   ============   =============   =============

----------
@    Advisor Shares merged into Class A Shares on November 26, 2007. See Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                                                 Structured
                                                                               Large Cap Plus                  Equity Index
                                                                        ---------------------------   -----------------------------
                                                                            Year           Year            Year            Year
                                                                            ended          ended          ended           ended
                                                                          July 31,       July 31,        July 31,        July 31,
                                                                            2008           2007            2008            2007
                                                                        ------------   ------------   -------------   -------------
Capital Transactions:
Institutional Shares
   Shares issued                                                        $  9,364,536   $ 32,727,844   $  59,212,272   $  71,765,032
   Dividends reinvested                                                    1,897,645        766,315       3,073,842       2,966,822
   Shares redeemed                                                       (36,455,733)   (43,437,005)    (61,716,059)    (90,566,479)
                                                                        ------------   ------------   -------------   -------------
   Total Institutional Shares                                            (25,193,552)    (9,942,846)        570,055     (15,834,625)
                                                                        ------------   ------------   -------------   -------------
Class A Shares
   Shares issued                                                             841,577      1,639,657      17,939,461      13,919,274
   Shares issued in conversion from Advisor Class @                          475,004             --       1,644,628              --
   Dividends reinvested                                                      161,295        186,350         938,144       1,019,330
   Shares redeemed                                                        (5,711,578)    (6,337,106)    (22,359,455)    (23,375,690)
                                                                        ------------   ------------   -------------   -------------
   Total Class A Shares                                                   (4,233,702)    (4,511,099)     (1,837,222)     (8,437,086)
                                                                        ------------   ------------   -------------   -------------
Class B Shares
   Shares issued                                                              27,342        146,483          37,119         249,753
   Dividends reinvested                                                        3,452          3,272          22,886          29,804
   Shares redeemed                                                          (224,507)      (174,980)       (536,422)     (1,106,990)
                                                                        ------------   ------------   -------------   -------------
   Total Class B Shares                                                     (193,713)       (25,225)       (476,417)       (827,433)
                                                                        ------------   ------------   -------------   -------------
Class C Shares
   Shares issued                                                               3,970         41,922         789,910         464,010
   Dividends reinvested                                                          125            136          12,603          13,504
   Shares redeemed                                                           (43,347)       (40,412)       (878,853)       (536,264)
                                                                        ------------   ------------   -------------   -------------
   Total Class C Shares                                                      (39,252)         1,646        (76,340)         (58,750)
                                                                        ------------   ------------   -------------   -------------
Advisor Shares @
   Shares issued                                                              25,250        478,077          98,888         980,198
   Dividends reinvested                                                           --            367           6,327          22,473
   Shares redeemed                                                          (475,005)       (16,542)     (2,338,049)       (798,958)
                                                                        ------------   ------------   -------------   -------------
   Total Advisor Shares                                                     (449,755)       461,902      (2,232,834)        203,713
                                                                        ------------   ------------   -------------   -------------
Select Shares
   Shares issued                                                                  NA             NA       2,650,941       2,182,509
   Dividends reinvested                                                           NA             NA         189,097         258,738
   Shares redeemed                                                                NA             NA      (8,021,420)     (4,586,055)
                                                                        ------------   ------------   -------------   -------------
   Total Select Shares                                                            NA             NA      (5,181,382)     (2,144,808)
                                                                        ------------   ------------   -------------   -------------
Preferred Shares
   Shares issued                                                                  NA             NA      13,337,348      12,352,597
   Dividends reinvested                                                           NA             NA       1,031,374       1,086,916
   Shares redeemed                                                                NA             NA     (18,226,313)    (17,954,481)
                                                                        ------------   ------------   -------------   -------------
   Total Preferred Shares                                                         NA             NA      (3,857,591)     (4,514,968)
                                                                        ------------   ------------   -------------   -------------
Trust Shares
   Shares issued                                                                  NA             NA       1,419,562         751,520
   Dividends reinvested                                                           NA             NA         211,891         224,722
   Shares redeemed                                                                NA             NA      (8,276,300)     (9,220,808)
                                                                        ------------   ------------   -------------   -------------
   Total Trust Shares                                                             NA             NA      (6,644,847)     (8,244,566)
                                                                        ------------   ------------   -------------   -------------
Change from capital transactions                                        $(30,109,974)  $(14,015,622)  $ (19,736,578)  $ (39,858,523)
                                                                        ============   ============   =============   =============

                                                                             International Equity             Strategic Income
                                                                        -----------------------------   ---------------------------
                                                                             Year            Year           Year           Year
                                                                            ended           ended          ended          ended
                                                                           July 31,        July 31,       July 31,       July 31,
                                                                             2008            2007           2008           2007
                                                                        -------------   -------------   ------------   ------------
Capital Transactions:
Institutional Shares
   Shares issued                                                        $ 107,442,491   $  88,895,499   $ 21,983,904   $ 25,799,720
   Dividends reinvested                                                    37,795,968       9,336,286      4,073,364      1,928,693
   Shares redeemed                                                        (84,685,323)   (151,154,015)   (35,830,867)   (17,153,564)
                                                                        -------------   -------------   ------------   ------------
   Total Institutional Shares                                              60,553,136     (52,922,230)    (9,773,599)    10,574,849
                                                                        -------------   -------------   ------------   ------------
Class A Shares
   Shares issued                                                            2,896,227       5,000,432      1,249,377      1,441,940
   Shares issued in conversion from Advisor Class @                         9,645,937              --     15,920,156             --
   Dividends reinvested                                                     2,514,901         710,851      1,125,496        188,854
   Shares redeemed                                                         (9,970,244)    (17,514,209)    (5,938,850)    (1,094,835)
                                                                        -------------   -------------   ------------   ------------
   Total Class A Shares                                                     5,086,821     (11,802,926)    12,356,179        535,959
                                                                        -------------   -------------   ------------   ------------
Class B Shares
   Shares issued                                                              301,088         461,138         57,385        403,747
   Dividends reinvested                                                       149,739          37,477         55,348         50,473
   Shares redeemed                                                           (347,766)       (323,095)      (460,088)      (500,115)
                                                                        -------------   -------------   ------------   ------------
   Total Class B Shares                                                       103,061         175,520       (347,355)       (45,895)
                                                                        -------------   -------------   ------------   ------------
Class C Shares
   Shares issued                                                              338,590         124,212        917,581        516,524
   Dividends reinvested                                                        63,241          20,879        816,495        711,565
   Shares redeemed                                                           (343,340)       (587,938)    (5,538,549)    (5,510,754)
                                                                        -------------   -------------   ------------   ------------
   Total Class C Shares                                                        58,491        (442,847)    (3,804,473)    (4,282,665)
                                                                        -------------   -------------   ------------   ------------
Advisor Shares @
   Shares issued                                                              102,711         354,645        114,121      1,816,296
   Dividends reinvested                                                            --         235,222        155,553        904,714
   Shares redeemed                                                        (10,037,402)     (2,338,289)   (16,773,483)    (6,402,163)
                                                                        -------------   -------------   ------------   ------------
   Total Advisor Shares                                                    (9,934,691)     (1,748,422)   (16,503,809)    (3,681,153)
                                                                        -------------   -------------   ------------   ------------
Select Shares
   Shares issued                                                                   NA              NA             NA             NA
   Dividends reinvested                                                            NA              NA             NA             NA
   Shares redeemed                                                                 NA              NA             NA             NA
                                                                        -------------   -------------   ------------   ------------
   Total Select Shares                                                             NA              NA             NA             NA
                                                                        -------------   -------------   ------------   ------------
Preferred Shares
   Shares issued                                                                   NA              NA             NA             NA
   Dividends reinvested                                                            NA              NA             NA             NA
   Shares redeemed                                                                 NA              NA             NA             NA
                                                                        -------------   -------------   ------------   ------------
   Total Preferred Shares                                                          NA              NA             NA             NA
                                                                        -------------   -------------   ------------   ------------
Trust Shares
   Shares issued                                                                   NA              NA             NA             NA
   Dividends reinvested                                                            NA              NA             NA             NA
   Shares redeemed                                                                 NA              NA             NA             NA
                                                                        -------------   -------------   ------------   ------------
   Total Trust Shares                                                              NA              NA             NA             NA
                                                                        -------------   -------------   ------------   ------------
Change from capital transactions                                        $  55,866,818   $ (66,740,905)  $(18,073,057)  $  3,101,095
                                                                        =============   =============   ============   ============

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                                                                     Disciplined
                                                                       All Cap Value               Large Cap Value
                                                                 -------------------------   ---------------------------
                                                                     Year          Year          Year           Year
                                                                    ended         ended          ended          ended
                                                                   July 31,      July 31,      July 31,       July 31,
                                                                     2008          2007          2008           2007
                                                                 -----------   -----------   ------------   ------------
Share Transactions:
Institutional Shares
   Shares issued                                                   2,610,095     1,564,867     11,460,724     10,138,877
   Dividends reinvested                                            1,429,339     1,573,035      3,192,740      6,073,483
   Shares redeemed                                                (3,546,567)   (3,221,883)   (17,353,887)   (10,589,688)
                                                                 -----------   -----------   ------------   ------------
   Total Institutional Shares                                        492,867       (83,981)    (2,700,423)     5,622,672
                                                                 -----------   -----------   ------------   ------------
Class A Shares
   Shares issued                                                     865,717       485,218        442,042        986,486
   Shares issued in conversion from Advisor Class @                1,247,239            --         22,896             --
   Dividends reinvested                                              446,442       236,445        129,520        231,921
   Shares redeemed                                                (1,331,075)     (478,613)    (1,114,026)      (711,058)
                                                                 -----------   -----------   ------------   ------------
   Total Class A Shares                                            1,228,323       243,050       (519,568)       507,349
                                                                 -----------   -----------   ------------   ------------
Class B Shares
   Shares issued                                                      11,141        69,465          5,935         45,718
   Dividends reinvested                                              150,389       152,646         22,786         49,815
   Shares redeemed                                                  (232,910)     (118,351)       (93,999)       (80,791)
                                                                 -----------   -----------   ------------   ------------
   Total Class B Shares                                              (71,380)      103,760        (65,278)        14,742
                                                                 -----------   -----------   ------------   ------------
Class C Shares
   Shares issued                                                     289,994       188,790         28,721         50,586
   Dividends reinvested                                               34,095        24,509          7,986         17,910
   Shares redeemed                                                  (146,217)      (59,334)       (59,831)       (43,183)
                                                                 -----------   -----------   ------------   ------------
   Total Class C Shares                                              177,872       153,965        (23,124)        25,313
                                                                 -----------   -----------   ------------   ------------
Advisor Shares @
   Shares issued                                                      22,635        78,829             97         13,860
   Dividends reinvested                                                2,668       225,276             64          2,530
   Shares redeemed                                                (1,319,178)     (311,225)       (26,037)          (618)
                                                                 -----------   -----------   ------------   ------------
   Total Advisor Shares                                           (1,293,875)       (7,120)       (25,876)        15,772
                                                                 -----------   -----------   ------------   ------------
Select Shares
   Shares issued                                                          NA            NA             NA             NA
   Dividends reinvested                                                   NA            NA             NA             NA
   Shares redeemed                                                        NA            NA             NA             NA
                                                                 -----------   -----------   ------------   ------------
   Total Select Shares                                                    NA            NA             NA             NA
                                                                 -----------   -----------   ------------   ------------
Preferred Shares
   Shares issued                                                          NA            NA             NA             NA
   Dividends reinvested                                                   NA            NA             NA             NA
   Shares redeemed                                                        NA            NA             NA             NA
                                                                 -----------   -----------   ------------   ------------
   Total Preferred Shares                                                 NA            NA             NA             NA
                                                                 -----------   -----------   ------------   ------------
Trust Shares
   Shares issued                                                          NA            NA             NA             NA
   Dividends reinvested                                                   NA            NA             NA             NA
   Shares redeemed                                                        NA            NA             NA             NA
                                                                 -----------   -----------   ------------   ------------
   Total Trust Shares                                                     NA            NA             NA             NA
                                                                 -----------   -----------   ------------   ------------

Change from capital transactions                                     533,807       409,674     (3,334,269)     6,185,848
                                                                 ===========   ===========   ============   ============

----------
@     Advisor Shares merged into Class A Shares on November 26, 2007.
      See Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                                         Structured
                                                                       Large Cap Plus                Equity Index
                                                                 -------------------------   ---------------------------
                                                                     Year          Year          Year           Year
                                                                    ended         ended          ended          ended
                                                                   July 31,      July 31,      July 31,       July 31,
                                                                     2008          2007          2008           2007
                                                                 -----------   -----------   ------------   ------------
Share Transactions:
Institutional Shares
   Shares issued                                                     585,317     2,106,786      2,234,919      2,657,398
   Dividends reinvested                                              114,438        45,850        114,790        109,758
   Shares redeemed                                                (2,219,177)   (2,509,205)    (2,321,873)    (3,367,121)
                                                                 -----------   -----------   ------------   ------------
   Total Institutional Shares                                     (1,519,422)     (356,569)        27,836       (599,965)
                                                                 -----------   -----------   ------------   ------------
Class A Shares
   Shares issued                                                      51,661        99,092        684,184        510,858
   Shares issued in conversion from Advisor Class @                   29,339            --         61,758             --
   Dividends reinvested                                                9,832        11,355         35,041         37,908
   Shares redeemed                                                  (360,870)     (373,930)      (846,425)      (861,780)
                                                                 -----------   -----------   ------------   ------------
   Total Class A Shares                                             (270,038)     (263,483)       (65,442)      (313,014)
                                                                 -----------   -----------   ------------   ------------
Class B Shares
   Shares issued                                                       1,621         9,010          1,392          9,506
   Dividends reinvested                                                  200           198            852          1,072
   Shares redeemed                                                   (14,215)      (10,270)       (20,101)       (41,816)
                                                                 -----------   -----------   ------------   ------------
   Total Class B Shares                                              (12,394)       (1,062)       (17,857)       (31,238)
                                                                 -----------   -----------   ------------   ------------
Class C Shares
   Shares issued                                                         243         2,494         30,437         17,237
   Dividends reinvested                                                    7             8            471            503
   Shares redeemed                                                    (2,580)       (2,495)       (33,474)       (19,718)
                                                                 -----------   -----------   ------------   ------------
   Total Class C Shares                                               (2,330)            7         (2,566)        (1,978)
                                                                 -----------   -----------   ------------   ------------
Advisor Shares @
   Shares issued                                                       1,478        28,294          3,539         35,407
   Dividends reinvested                                                   --            22            219            833
   Shares redeemed                                                   (29,022)         (958)       (86,159)       (29,232)
                                                                 -----------   -----------   ------------   ------------
   Total Advisor Shares                                              (27,544)       27,358        (82,401)         7,008
                                                                 -----------   -----------   ------------   ------------
Select Shares
   Shares issued                                                          NA            NA         99,285         81,744
   Dividends reinvested                                                   NA            NA          6,996          9,597
   Shares redeemed                                                        NA            NA       (288,574)      (169,033)
                                                                 -----------   -----------   ------------   ------------
   Total Select Shares                                                    NA            NA       (182,293)       (77,692)
                                                                 -----------   -----------   ------------   ------------
Preferred Shares
   Shares issued                                                          NA            NA        500,849        453,928
   Dividends reinvested                                                   NA            NA         38,431         40,274
   Shares redeemed                                                        NA            NA       (685,113)      (664,625)
                                                                 -----------   -----------   ------------   ------------
   Total Preferred Shares                                                 NA            NA       (145,833)      (170,423)
                                                                 -----------   -----------   ------------   ------------
Trust Shares
   Shares issued                                                          NA            NA         53,269         27,754
   Dividends reinvested                                                   NA            NA          7,891          8,324
   Shares redeemed                                                        NA            NA       (307,364)      (343,720)
                                                                 -----------   -----------   ------------   ------------
   Total Trust Shares                                                     NA            NA       (246,204)      (307,642)
                                                                 -----------   -----------   ------------   ------------

Change from capital transactions                                  (1,831,728)     (593,749)      (714,760)    (1,494,944)
                                                                 ===========   ===========   ============   ============

                                                                    International Equity           Strategic Income
                                                                 -------------------------   ---------------------------
                                                                     Year          Year          Year           Year
                                                                    ended         ended          ended          ended
                                                                   July 31,      July 31,      July 31,       July 31,
                                                                     2008          2007          2008           2007
                                                                 -----------   -----------   ------------   ------------
Share Transactions:
Institutional Shares
   Shares issued                                                   7,675,377     6,855,630      2,262,109      2,238,431
   Dividends reinvested                                            2,466,260        19,539        385,400        166,799
   Shares redeemed                                                (5,925,937)  (10,576,978)    (3,402,388)    (1,489,559)
                                                                 -----------   -----------   ------------   ------------
   Total Institutional Shares                                      4,215,700    (3,701,809)      (754,879)       915,671
                                                                 -----------   -----------   ------------   ------------
Class A Shares
   Shares issued                                                     190,419       350,503        119,016        124,977
   Shares issued in conversion from Advisor Class @                  608,573            --      1,483,705             --
   Dividends reinvested                                              165,597        51,405        108,234         16,419
   Shares redeemed                                                  (701,535)   (1,175,636)      (573,107)       (95,311)
                                                                 -----------   -----------   ------------   ------------
   Total Class A Shares                                              263,054      (773,728)     1,137,848         46,085
                                                                 -----------   -----------   ------------   ------------
Class B Shares
   Shares issued                                                      21,339        33,438          5,647         35,106
   Dividends reinvested                                               10,032         2,760          5,271          4,386
   Shares redeemed                                                   (25,184)      (23,219)       (43,372)       (43,621)
                                                                 -----------   -----------   ------------   ------------
   Total Class B Shares                                                6,187        12,979        (32,454)        (4,129)
                                                                 -----------   -----------   ------------   ------------
Class C Shares
   Shares issued                                                      24,176         9,116         88,856         45,117
   Dividends reinvested                                                4,363         1,580         78,296         62,248
   Shares redeemed                                                   (25,632)      (43,978)      (530,122)      (483,076)
                                                                 -----------   -----------   ------------   ------------
   Total Class C Shares                                                2,907       (33,282)      (362,970)      (375,711)
                                                                 -----------   -----------   ------------   ------------
Advisor Shares @
   Shares issued                                                       6,258        24,565         10,234        157,665
   Dividends reinvested                                                   --        17,036         13,901         78,659
   Shares redeemed                                                  (633,597)     (165,057)    (1,560,928)      (557,004)
                                                                 -----------   -----------   ------------   ------------
   Total Advisor Shares                                             (627,339)     (123,456)    (1,536,793)      (320,680)
                                                                 -----------   -----------   ------------   ------------
Select Shares
   Shares issued                                                          NA            NA             NA             NA
   Dividends reinvested                                                   NA            NA             NA             NA
   Shares redeemed                                                        NA            NA             NA             NA
                                                                 -----------   -----------   ------------   ------------
   Total Select Shares                                                    NA            NA             NA             NA
                                                                 -----------   -----------   ------------   ------------
Preferred Shares
   Shares issued                                                          NA            NA             NA             NA
   Dividends reinvested                                                   NA            NA             NA             NA
   Shares redeemed                                                        NA            NA             NA             NA
                                                                 -----------   -----------   ------------   ------------
   Total Preferred Shares                                                 NA            NA             NA             NA
                                                                 -----------   -----------   ------------   ------------
Trust Shares
   Shares issued                                                          NA            NA             NA             NA
   Dividends reinvested                                                   NA            NA             NA             NA
   Shares redeemed                                                        NA            NA             NA             NA
                                                                 -----------   -----------   ------------   ------------
   Total Trust Shares                                                     NA            NA             NA             NA
                                                                 -----------   -----------   ------------   ------------

Change from capital transactions                                   3,860,509    (4,619,296)    (1,549,248)       261,236
                                                                 ===========   ===========   ============   ============

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                                       LifeModel                         LifeModel
                                                                     Aggressive(SM)              Moderately Aggressive(SM)
                                                            -------------------------------   -------------------------------
                                                                 Year             Year             Year             Year
                                                                 ended            ended            ended            ended
                                                               July 31,         July 31,         July 31,         July 31,
                                                                 2008             2007             2008             2007
                                                            --------------   --------------   --------------   --------------
Capital Transactions:
Institutional Shares
   Shares issued                                            $   36,651,093   $   34,927,679   $   35,765,190   $   40,365,993
   Dividends reinvested                                         11,973,027        3,800,909       14,649,716        5,982,606
   Shares redeemed                                             (36,991,479)     (35,137,023)     (35,921,085)     (49,433,158)
                                                            --------------   --------------   --------------   --------------
   Total Institutional Shares                                   11,632,641        3,591,565       14,493,821       (3,084,559)
                                                            --------------   --------------   --------------   --------------

Class A Shares
   Shares issued                                                 6,578,900       10,153,495       11,129,345      16,757,098
   Shares issued in conversion from Advisor Class @              1,025,921               --        1,726,994               --
   Dividends reinvested                                          5,129,311        1,601,098       11,137,882        4,649,043
   Shares redeemed                                             (14,482,942)     (11,631,308)     (31,570,465)     (35,182,475)
                                                            --------------   --------------   --------------   --------------
   Total Class A Shares                                         (1,748,810)         123,285       (7,576,244)     (13,776,334)
                                                            --------------   --------------   --------------   --------------

Class B Shares
   Shares issued                                                   251,759        1,342,781          867,984        4,627,115
   Dividends reinvested                                          1,437,622          465,834        4,594,307        1,634,030
   Shares redeemed                                              (3,781,777)      (2,440,273)      (9,610,608)      (8,599,177)
                                                            --------------   --------------   --------------   --------------
   Total Class B Shares                                         (2,092,396)        (631,658)      (4,148,317)      (2,338,032)
                                                            --------------   --------------   --------------   --------------

Class C Shares
   Shares issued                                                   256,370          678,624          575,356        1,687,050
   Dividends reinvested                                            225,654           69,289          588,739          221,513
   Shares redeemed                                                (712,318)        (733,790)      (2,699,330)      (1,985,103)
                                                            --------------   --------------   --------------   --------------
   Total Class C Shares                                           (230,294)          14,123       (1,535,235)         (76,540)
                                                            --------------   --------------   --------------   --------------

Advisor Shares @
   Shares issued                                                    62,490          354,426           87,212          681,514
   Dividends reinvested                                                 --           21,086            4,049           50,951
   Shares redeemed                                              (1,232,279)        (105,015)      (2,051,762)        (302,143)
                                                            --------------   --------------   --------------   --------------
   Total Advisor Shares                                         (1,169,789)         270,498       (1,960,501)         430,322
                                                            --------------   --------------   --------------   --------------

Change from capital transactions                            $    6,391,352   $    3,367,814   $     (726,476)  $  (18,845,143)
                                                            ==============   ==============   ==============   ==============

----------
@     Advisor Shares merged into Class A on November 26, 2007. See Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                                       LifeModel                        LifeModel
                                                                      Moderate(SM)              Moderately Conservative(SM)
                                                            -------------------------------   -------------------------------
                                                                 Year             Year             Year             Year
                                                                 ended            ended            ended            ended
                                                               July 31,         July 31,         July 31,         July 31,
                                                                 2008             2007             2008             2007
                                                            --------------   --------------   --------------   --------------
Capital Transactions:
Institutional Shares
   Shares issued                                            $   63,815,563   $   59,249,615   $   20,168,978   $   12,947,962
   Dividends reinvested                                         32,832,009       18,093,490        3,836,684        2,372,312
   Shares redeemed                                            (100,326,429)    (104,703,184)     (16,227,791)     (18,923,660)
                                                            --------------   --------------   --------------   --------------
   Total Institutional Shares                                   (3,678,857)     (27,360,079)       7,777,871       (3,603,386)
                                                            --------------   --------------   --------------   --------------

Class A Shares
   Shares issued                                                15,105,360       11,504,247        2,584,086        3,504,603
   Shares issued in conversion from Advisor Class @                490,793               --           67,850               --
   Dividends reinvested                                          7,377,426        4,118,547        2,757,705        1,891,131
   Shares redeemed                                             (31,148,455)     (30,724,498)     (11,387,672)      (9,111,508)
                                                            --------------   --------------   --------------   --------------
   Total Class A Shares                                         (8,174,876)     (15,101,704)      (5,978,031)      (3,715,774)
                                                            --------------   --------------   --------------   --------------

Class B Shares
   Shares issued                                                 1,084,157        2,795,247          472,662          729,678
   Dividends reinvested                                          2,916,318        1,505,425        1,286,727          840,400
   Shares redeemed                                              (9,160,343)      (7,684,255)      (4,348,925)      (4,255,270)
                                                            --------------   --------------   --------------   --------------
   Total Class B Shares                                         (5,159,868)      (3,383,583)      (2,589,536)      (2,685,192)
                                                            --------------   --------------   --------------   --------------

Class C Shares
   Shares issued                                                   325,086          832,622          440,591          593,835
   Dividends reinvested                                            385,650          209,656          177,134          121,197
   Shares redeemed                                              (1,721,243)      (1,836,745)        (932,535)      (1,179,434)
                                                            --------------   --------------   --------------   --------------
   Total Class C Shares                                         (1,010,507)        (794,467)        (314,810)        (464,402)
                                                            --------------   --------------   --------------   --------------

Advisor Shares @
   Shares issued                                                    78,341          175,828               --              886
   Dividends reinvested                                              1,867           17,550              427            3,399
   Shares redeemed                                                (504,388)        (216,686)         (68,210)          (1,440)
                                                            --------------   --------------   --------------   --------------
   Total Advisor Shares                                           (424,180)         (23,308)         (67,783)           2,845
                                                            --------------   --------------   --------------   --------------

Change from capital transactions                            $  (18,448,288)  $  (46,663,141)  $   (1,172,289)  $  (10,465,909)
                                                            ==============   ==============   ==============   ==============

                                                                       LifeModel
                                                                    Conservative(SM)                 High Yield Bond
                                                            -------------------------------   -------------------------------
                                                                 Year             Year             Year             Year
                                                                 ended            ended            ended            ended
                                                               July 31,         July 31,         July 31,         July 31,
                                                                 2008             2007             2008             2007
                                                            --------------   --------------   --------------   --------------
Capital Transactions:
Institutional Shares
   Shares issued                                            $   18,340,781   $    8,971,554   $   11,952,468   $   23,930,806
   Dividends reinvested                                          1,823,371        1,412,143        2,386,235          908,825
   Shares redeemed                                             (13,605,138)     (10,839,119)     (30,016,314)     (21,120,553)
                                                            --------------   --------------   --------------   --------------
   Total Institutional Shares                                    6,559,014         (455,422)     (15,677,611)       3,719,078
                                                            --------------   --------------   --------------   --------------
Class A Shares
   Shares issued                                                 3,811,460        1,624,590        1,737,216           42,518
   Shares issued in conversion from Advisor Class @                 46,710               --           13,971               --
   Dividends reinvested                                            886,855          821,482            9,811           10,126
   Shares redeemed                                              (5,438,575)      (3,922,289)      (1,691,250)        (101,594)
                                                            --------------   --------------   --------------   --------------
   Total Class A Shares                                           (693,550)      (1,476,217)          69,748          (48,950)
                                                            --------------   --------------   --------------   --------------

Class B Shares
   Shares issued                                                   360,223          595,136           73,109           63,689
   Dividends reinvested                                            434,348          421,743            2,954            2,388
   Shares redeemed                                              (1,907,057)      (2,250,550)         (72,393)              --
                                                            --------------   --------------   --------------   --------------
   Total Class B Shares                                         (1,112,486)      (1,233,671)           3,670           66,077
                                                            --------------   --------------   --------------   --------------

Class C Shares
   Shares issued                                                   223,628          400,660              556           75,737
   Dividends reinvested                                            125,660          136,798            2,039            1,979
   Shares redeemed                                                (927,467)      (1,359,289)         (10,787)             (57)
                                                            --------------   --------------   --------------   --------------
   Total Class C Shares                                           (578,179)        (821,831)          (8,192)          77,659
                                                            --------------   --------------   --------------   --------------

Advisor Shares @
   Shares issued                                                        --            2,072               --            4,542
   Dividends reinvested                                                386              379              109               69
   Shares redeemed                                                 (46,710)          (1,650)         (13,971)              --
                                                            --------------   --------------   --------------   --------------
   Total Advisor Shares                                            (46,324)             801          (13,862)           4,611
                                                            --------------   --------------   --------------   --------------

Change from capital transactions                                 4,128,475   $   (3,986,340)  $  (15,626,247)  $    3,818,475
                                                            ==============   ==============   ==============   ==============

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                                       LifeModel                   LifeModel
                                                                    Aggressive(SM)         Moderately Aggressive(SM)
                                                               ------------------------    -------------------------
                                                                  Year          Year          Year           Year
                                                                  ended        ended         ended          ended
                                                                July 31,      July 31,      July 31,       July 31,
                                                                  2008          2007          2008           2007
                                                               ----------    ----------    ----------     ----------
Share Transactions:
Institutional Shares
   Shares issued                                                2,420,541     2,179,846     2,524,975      2,687,689
   Dividends reinvested                                           747,918       242,859       991,426        401,622
   Shares redeemed                                             (2,420,205)   (2,169,598)   (2,491,206)    (3,266,867)
                                                               ----------    ----------    ----------     ----------
   Total Institutional Shares                                     748,254       253,107     1,025,195       (177,556)
                                                               ----------    ----------    ----------     ----------

Class A Shares
   Shares issued                                                  426,168       633,575       778,679      1,114,345
   Shares issued in conversion from Advisor Class @                62,824            --       113,097             --
   Dividends reinvested                                           321,974       102,601       754,334        312,808
   Shares redeemed                                               (961,357)     (727,219)   (2,250,245)    (2,346,840)
                                                               ----------    ----------    ----------     ----------
   Total Class A Shares                                          (150,391)        8,957      (604,135)      (919,687)
                                                               ----------    ----------    ----------     ----------

Class B Shares
   Shares issued                                                   17,098        86,995        60,488        312,920
   Dividends reinvested                                            92,484        30,558       313,003        110,765
   Shares redeemed                                               (254,078)     (155,066)     (683,464)      (572,303)
                                                               ----------    ----------    ----------     ----------
   Total Class B Shares                                          (144,496)      (37,513)     (309,973)      (148,618)
                                                               ----------    ----------    ----------     ----------

Class C Shares
   Shares issued                                                   17,035        43,671        39,854        115,061
   Dividends reinvested                                            14,531         4,545        40,139         15,015
   Shares redeemed                                                (48,144)      (47,834)     (189,582)      (132,570)
                                                               ----------    ----------    ----------     ----------
   Total Class C Shares                                           (16,578)          382      (109,589)        (2,494)^
                                                               ----------    ----------    ----------     ----------

Advisor Shares @
   Shares issued                                                    3,820        21,831         5,575         46,065
   Dividends reinvested                                                --         1,350           256          3,432
   Shares redeemed                                                (74,630)       (6,370)     (133,454)       (20,069)
                                                               ----------    ----------    ----------     ----------
   Total Advisor Shares                                           (70,810)       16,811      (127,623)        29,428
                                                               ----------    ----------    ----------     ----------

Change from capital transactions                                  365,979       241,744      (126,125)    (1,218,927)
                                                               ==========    ==========    ==========     ==========

----------
@     Advisor Shares merged into Class A on November 26, 2007. See Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                                       LifeModel                    LifeModel
                                                                     Moderate(SM)          Moderately Conservative(SM)
                                                               ------------------------    ---------------------------
                                                                  Year          Year          Year             Year
                                                                 ended         ended         ended            ended
                                                                July 31,      July 31,      July 31,         July 31,
                                                                  2008          2007          2008             2007
                                                               ----------    ----------    ----------       ----------
Share Transactions:
Institutional Shares
   Shares issued                                                5,027,555     4,525,729     1,796,229        1,091,799
   Dividends reinvested                                         2,572,715     1,386,712       337,217          201,548
   Shares redeemed                                             (7,999,852)   (7,959,327)   (1,425,032)      (1,589,759)
                                                               ----------    ----------    ----------       ----------
   Total Institutional Shares                                    (399,582)   (2,046,886)      708,414         (296,412)
                                                               ----------    ----------    ----------       ----------

Class A Shares
   Shares issued                                                1,182,729       878,183       233,445          295,938
   Shares issued in conversion from Advisor Class @                37,069            --         5,726               --
   Dividends reinvested                                           577,991       316,151       242,334          160,913
   Shares redeemed                                             (2,510,605)   (2,342,029)   (1,031,296)        (769,645)
                                                               ----------    ----------    ----------       ----------
   Total Class A Shares                                          (712,816)   (1,147,695)     (549,791)        (312,794)
                                                               ----------    ----------    ----------       ----------

Class B Shares
   Shares issued                                                   87,734       215,547        43,140           62,156
   Dividends reinvested                                           228,926       116,307       113,227           71,792
   Shares redeemed                                               (745,942)     (588,231)     (391,623)        (361,131)
                                                               ----------    ----------    ----------       ----------
   Total Class B Shares                                          (429,282)     (256,377)     (235,256)        (227,183)
                                                               ----------    ----------    ----------       ----------

Class C Shares
   Shares issued                                                   25,884        64,016        39,191           50,888
   Dividends reinvested                                            30,248        16,173        15,573           10,346
   Shares redeemed                                               (139,443)     (141,599)      (85,312)         (99,868)
                                                               ----------    ----------    ----------       ----------
   Total Class C Shares                                           (83,311)      (61,410)      (30,548)         (38,634)
                                                               ----------    ----------    ----------       ----------

Advisor Shares @
   Shares issued                                                    5,704        13,528            --               74
   Dividends reinvested                                               138         1,349            35              289
   Shares redeemed                                                (38,164)      (16,616)       (5,760)            (122)
                                                               ----------    ----------    ----------       ----------
   Total Advisor Shares                                           (32,322)       (1,739)       (5,725)             241
                                                               ----------    ----------    ----------       ----------

Change from capital transactions                               (1,657,313)   (3,514,107)     (112,906)        (874,782)
                                                               ==========    ==========    ==========       ==========

                                                                       LifeModel
                                                                   Conservative(SM)              High Yield Bond
                                                               ------------------------    ---------------------------
                                                                  Year          Year          Year             Year
                                                                 ended         ended         ended           ended
                                                                July 31,      July 31,      July 31,         July 31,
                                                                  2008          2007          2008             2007
                                                               ----------    ----------    ----------       ----------
Share Transactions:
Institutional Shares
   Shares issued                                                1,720,311       815,900     1,247,164        2,403,226
   Dividends reinvested                                           172,275       128,946       250,007           91,135
   Shares redeemed                                             (1,273,251)     (985,860)   (3,135,169)      (2,148,591)
                                                               ----------    ----------    ----------       ----------
   Total Institutional Shares                                     619,335       (41,014)   (1,637,998)         345,770
                                                               ----------    ----------    ----------       ----------

Class A Shares
   Shares issued                                                  362,875       147,932       174,624            4,259
   Shares issued in conversion from Advisor Class @                 4,277            --         1,468               --
   Dividends reinvested                                            83,839        75,155         1,035              944
   Shares redeemed                                               (517,198)     (357,413)     (172,818)         (10,201)
                                                               ----------    ----------    ----------       ----------
   Total Class A Shares                                           (66,207)     (134,326)        4,309           (4,998)
                                                               ----------    ----------    ----------       ----------

Class B Shares
   Shares issued                                                   34,927        54,249         7,898            6,289
   Dividends reinvested                                            41,089        38,657           314              145
   Shares redeemed                                               (182,825)     (205,371)       (7,478)              --
                                                               ----------    ----------    ----------       ----------
   Total Class B Shares                                          (106,809)     (112,465)          734            6,434
                                                               ----------    ----------    ----------       ----------

Class C Shares
   Shares issued                                                   20,812        36,684            60            7,486
   Dividends reinvested                                            11,881        12,526           215              198
   Shares redeemed                                                (86,320)     (124,578)       (1,144)              (7)
                                                               ----------    ----------    ----------       ----------
   Total Class C Shares                                           (53,627)      (75,368)         (869)           7,677
                                                               ----------    ----------    ----------       ----------

Advisor Shares @
   Shares issued                                                       --           189            --              445
   Dividends reinvested                                                35            34            11                7
   Shares redeemed                                                 (4,281)         (151)       (1,463)              --
                                                               ----------    ----------    ----------       ----------
   Total Advisor Shares                                            (4,246)           72        (1,452)             452
                                                               ----------    ----------    ----------       ----------

Change from capital transactions                                  388,446      (363,101)   (1,635,276)         355,335
                                                               ==========    ==========    ==========       ==========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                            Total Return Bond (a)            Short Term Bond
                                                        ----------------------------   ---------------------------
                                                             Year           Year           Year           Year
                                                            ended           ended          ended          ended
                                                           July 31,       July 31,       July 31,       July 31,
                                                             2008           2007           2008           2007
                                                        -------------   ------------   ------------   ------------
Capital Transactions:
Institutional Shares
   Shares issued                                        $  55,448,603   $ 70,896,657   $ 38,778,368   $ 76,453,299
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                            432,862,663             --             --             --
   Shares issued in connection with acquistion of
      Government Bond Fund ~                               22,356,315             --             --             --
   Dividends reinvested                                    15,233,723      3,479,976      5,752,008      2,207,601
   Shares redeemed                                       (153,495,216)   (96,716,563)   (69,879,465)   (71,369,693)
                                                        -------------   ------------   ------------   ------------
   Total Institutional Shares                             372,406,088    (22,339,930)   (25,349,089)     7,291,207
                                                        -------------   ------------   ------------   ------------
Class A Shares
   Shares issued                                            4,757,347        563,966      1,555,050      1,051,806
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                             12,706,128             --             --             --
   Shares issued in connection with acquistion of
      Government Bond Fund ~                                2,629,403             --             --             --
   Shares issued in conversion from Advisor Class @           339,216             --             --             --
   Dividends reinvested                                       761,624        414,760        296,526        377,495
   Shares redeemed                                         (7,293,118)    (4,448,268)    (4,423,619)    (4,172,146)
                                                        -------------   ------------   ------------   ------------
   Total Class A Shares                                    13,900,600     (3,469,542)    (2,572,043)    (2,742,845)
                                                        -------------   ------------   ------------   ------------
Class B Shares
   Shares issued                                              755,230         21,115             NA             NA
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                              1,750,919             --             NA             NA
   Dividends reinvested                                       109,788         76,174             NA             NA
   Shares redeemed                                         (1,009,669)      (605,497)            NA             NA
                                                        -------------   ------------   ------------   ------------
   Total Class B Shares                                     1,606,268       (508,208)            NA             NA
                                                        -------------   ------------   ------------   ------------
Class C Shares
   Shares issued                                               45,337         16,152        119,629         12,861
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                                450,228             --             --             --
   Shares issued in connection with acquistion of
      Government Bond Fund ~                                1,153,974             --             --             --
   Dividends reinvested                                        34,380          9,312          2,401          5,315
   Shares redeemed                                           (262,540)      (116,453)      (111,142)       (63,505)
                                                        -------------   ------------   ------------   ------------
   Total Class C Shares                                     1,421,379        (90,989)        10,888        (45,329)
                                                        -------------   ------------   ------------   ------------
Advisor Shares @
   Shares issued                                                7,096         40,155            (23)            --
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                                101,035             --             --             --
   Shares issued in connection with acquistion of
      Government Bond Fund ~                                       --             --             --             --
   Dividends reinvested                                         2,939          7,984             --             71
   Shares redeemed                                           (346,368)       (76,619)            --         (2,651)
                                                        -------------   ------------   ------------   ------------
   Total Advisor Shares                                      (235,298)       (28,480)           (23)        (2,580)
                                                        -------------   ------------   ------------   ------------

Change from capital transactions                        $ 389,099,037   $(26,437,149)  $(27,910,267)  $  4,500,453
                                                        =============   ============   ============   ============

----------
(a)   Formerly the Bond Fund

@     Advisor Shares merged into Class A on November 26, 2007. See Note 1.

~     Shares acquired November 16, 2007. See Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                                                              Intermediate
                                                               Municipal Bond                Municipal Bond
                                                        ---------------------------   ---------------------------
                                                            Year           Year           Year           Year
                                                            ended          ended          ended          ended
                                                          July 31,       July 31,       July 31,       July 31,
                                                            2008           2007           2008           2007
                                                        ------------   ------------   ------------   ------------
Capital Transactions:
Institutional Shares
   Shares issued                                        $ 11,143,061   $ 14,848,286   $  6,756,337   $ 10,952,293
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                                    --             --             --             --
   Shares issued in connection with acquistion of
      Government Bond Fund ~                                      --             --             --             --
   Dividends reinvested                                      403,907        542,920        438,565        572,507
   Shares redeemed                                       (13,322,989)   (10,305,152)   (27,923,595)   (26,521,625)
                                                        ------------   ------------   ------------   ------------
   Total Institutional Shares                             (1,776,021)     5,086,054    (20,728,693)   (14,996,825)
                                                        ------------   ------------   ------------   ------------
Class A Shares
   Shares issued                                             177,313          8,213        113,780          5,362
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                                    --             --             --             --
   Shares issued in connection with acquistion of
      Government Bond Fund ~                                      --             --             --             --
   Shares issued in conversion from Advisor Class @          173,416             --             --             --
   Dividends reinvested                                       29,984         42,352         51,914         64,362
   Shares redeemed                                          (464,042)      (185,459)      (473,769)      (583,115)
                                                        ------------   ------------   ------------   ------------
   Total Class A Shares                                      (83,329)      (134,894)      (308,075)      (513,391)
                                                        ------------   ------------   ------------   ------------
Class B Shares
   Shares issued                                              12,398          2,308           (140)        10,000
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                                    --             --             --             --
   Dividends reinvested                                       16,506         26,857         12,442          4,129
   Shares redeemed                                          (262,613)      (172,034)       (12,804)      (100,164)
                                                        ------------   ------------   ------------   ------------
   Total Class B Shares                                     (233,709)      (142,869)          (502)       (86,035)
                                                        ------------   ------------   ------------   ------------
Class C Shares
   Shares issued                                                  (5)        22,992         25,661         21,265
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                                    --             --             --             --
   Shares issued in connection with acquistion of
      Government Bond Fund ~                                      --             --             --             --
   Dividends reinvested                                          444          1,022          2,978          2,491
   Shares redeemed                                           (13,996)       (68,508)        (5,710)       (10,368)
                                                        ------------   ------------   ------------   ------------
   Total Class C Shares                                      (13,557)       (44,494)        22,929         13,388
                                                        ------------   ------------   ------------   ------------
Advisor Shares @
   Shares issued                                                  (1)         1,764            (24)            --
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                                    --             --             --             --
   Shares issued in connection with acquistion of
      Government Bond Fund ~                                      --             --             --             --
   Dividends reinvested                                          633          2,479             --             66
   Shares redeemed                                          (173,415)        (4,130)            --         (2,614)
                                                        ------------   ------------   ------------   ------------
   Total Advisor Shares                                     (172,783)           113            (24)        (2,548)
                                                        ------------   ------------   ------------   ------------

Change from capital transactions                        $ (2,279,399)  $  4,763,910   $(21,014,365)  $(15,585,411)
                                                        ============   ============   ============   ============

                                                                    Ohio                        Michigan
                                                               Municipal Bond                Municipal Bond
                                                        ---------------------------   ---------------------------
                                                            Year           Year           Year           Year
                                                           ended           ended          ended          ended
                                                          July 31,       July 31,       July 31,       July 31,
                                                            2008           2007           2008           2007
                                                        ------------   ------------   ------------   ------------
Capital Transactions:
Institutional Shares
   Shares issued                                        $  7,042,580   $  7,512,232   $  2,067,009   $  4,476,722
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                                    --             --             --             --
   Shares issued in connection with acquistion of
      Government Bond Fund ~                                      --             --             --             --
   Dividends reinvested                                      363,069        137,160         16,579         23,597
   Shares redeemed                                       (11,848,920)   (11,391,139)    (7,929,585)   (11,351,909)
                                                        ------------   ------------   ------------   ------------
   Total Institutional Shares                             (4,443,271)    (3,741,747)    (5,845,997)    (6,851,590)
                                                        ------------   ------------   ------------   ------------
Class A Shares
   Shares issued                                              45,529        429,180         12,849          3,454
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                                    --             --             --             --
   Shares issued in connection with acquistion of
      Government Bond Fund ~                                      --             --             --             --
   Shares issued in conversion from Advisor Class @               --             --             --             --
   Dividends reinvested                                      123,712        178,284         55,670         93,788
   Shares redeemed                                        (2,570,900)    (8,148,051)    (2,037,810)      (318,852)
                                                        ------------   ------------   ------------   ------------
   Total Class A Shares                                   (2,401,659)    (7,540,587)    (1,969,291)      (221,610)
                                                        ------------   ------------   ------------   ------------
Class B Shares
   Shares issued                                                (563)         2,008            (95)        38,572
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                                    --             --             --             --
   Dividends reinvested                                       43,399         60,664          6,762          7,002
   Shares redeemed                                          (712,882)      (799,988)       (29,256)       (84,622)
                                                        ------------   ------------   ------------   ------------
   Total Class B Shares                                     (670,046)      (737,316)       (22,589)       (39,048)
                                                        ------------   ------------   ------------   ------------
Class C Shares
   Shares issued                                                (149)            70             59             66
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                                    --             --             --             --
   Shares issued in connection with acquistion of
      Government Bond Fund ~                                      --             --             --             --
   Dividends reinvested                                       15,046         20,242          2,061          3,014
   Shares redeemed                                          (194,007)      (501,957)       (73,485)       (54,203)
                                                        ------------   ------------   ------------   ------------
   Total Class C Shares                                     (179,110)      (481,645)       (71,365)       (51,123)
                                                        ------------   ------------   ------------   ------------
Advisor Shares @
   Shares issued                                                 (28)            --            (25)            --
   Shares issued in connection with acquistion of
      Intermediate Bond Fund ~                                    --             --             --             --
   Shares issued in connection with acquistion of
      Government Bond Fund ~                                      --             --             --             --
   Dividends reinvested                                           --             59             --             48
   Shares redeemed                                                --         (2,600)            --         (2,864)
                                                        ------------   ------------   ------------   ------------
   Total Advisor Shares                                          (28)        (2,541)           (25)        (2,816)
                                                        ------------   ------------   ------------   ------------

Change from capital transactions                        $ (7,694,114)  $(12,503,836)  $ (7,909,267)  $ (7,166,187)
                                                        ============   ============   ============   ============

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                                Total Return Bond            Short Term Bond
                                                           --------------------------   -------------------------
                                                               Year           Year          Year          Year
                                                               ended         ended         ended         ended
                                                             July 31,       July 31,      July 31,      July 31,
                                                               2008           2007          2008          2007
                                                           ------------   -----------   -----------   -----------
Share Transactions:
Institutional Shares
   Shares issued                                              5,808,716     7,256,961     4,132,887     8,207,407
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                44,475,085            --            --            --
   Shares issued in connection with acquistion of
     Government Bond Fund ~                                   2,297,031            --            --            --
   Dividends reinvested                                       1,599,833       357,171       613,604       237,823
   Shares redeemed                                          (16,017,321)   (9,872,966)   (7,423,354)   (7,678,952)
                                                           ------------   -----------   -----------   -----------
   Total Institutional Shares                                38,163,344    (2,258,834)   (2,676,863)      766,278
                                                           ------------   -----------   -----------   -----------
Class A Shares
   Shares issued                                                490,264        57,474       165,297       113,156
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                 1,306,274            --            --            --
   Shares issued in connection with acquistion of
     Government Bond Fund ~                                     270,320            --            --            --
   Shares issued in conversion from Advisor Class @              34,614            --            --            --
   Dividends reinvested                                          79,925        42,438        31,641        40,674
   Shares redeemed                                             (761,289)     (454,429)     (471,481)     (448,729)
                                                           ------------   -----------   -----------   -----------
   Total Class A Shares                                       1,420,108      (354,517)     (274,543)     (294,899)
                                                           ------------   -----------   -----------   -----------
Class B Shares
   Shares issued                                                 78,326         2,149            NA            NA
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                   179,884            --            NA            NA
   Shares issued in connection with acquistion of
     Government Bond Fund ~                                          --            --            NA            NA
   Dividends reinvested                                          11,512         7,787            NA            NA
   Shares redeemed                                             (105,506)      (61,957)           NA            NA
                                                           ------------   -----------   -----------   -----------
   Total Class B Shares                                         164,216       (52,021)           NA            NA
                                                           ------------   -----------   -----------   -----------
Class C Shares
   Shares issued                                                  4,698         1,646        12,753         1,387
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                    46,240            --            --            --
   Shares issued in connection with acquistion of
     Government Bond Fund ~                                     118,517            --            --            --
   Dividends reinvested                                           3,612           952           256           491
   Shares redeemed                                              (27,256)      (11,887)      (11,825)       (6,821)
                                                           ------------   -----------   -----------   -----------
   Total Class C Shares                                         145,811        (9,289)        1,184        (4,943)
                                                           ------------   -----------   -----------   -----------
Advisor Shares @
   Shares issued                                                    733         4,099            --            --
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                    10,380            --            --            --
   Dividends reinvested                                             303           816            --             8
   Shares redeemed                                              (35,330)       (7,837)           --          (284)
                                                           ------------   -----------   -----------   -----------
   Total Advisor Shares                                         (23,914)       (2,922)           --          (276)
                                                           ------------   -----------   -----------   -----------

Change from capital transactions                             39,869,565    (2,677,583)   (2,950,222)      466,160
                                                           ============   ===========   ===========   ===========

----------
@     Advisor Shares merged into Class A on November 26, 2007. See Note 1.

----------
~     Shares acquired November 16, 2007. See Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
--------------------------------------------------------------------------------

                                                                                               Intermediate
                                                                 Municipal Bond               Municipal Bond
                                                           --------------------------   -------------------------
                                                               Year           Year          Year          Year
                                                               ended         ended         ended         ended
                                                             July 31,       July 31,      July 31,      July 31,
                                                               2008           2007          2008          2007
                                                           ------------   -----------   -----------   -----------
Share Transactions:
Institutional Shares
   Shares issued                                              1,197,990     1,578,169       674,217     1,094,007
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                        --            --            --            --
   Shares issued in connection with acquistion of
     Government Bond Fund ~                                          --            --            --            --
   Dividends reinvested                                          43,469        57,169        43,706        56,392
   Shares redeemed                                           (1,425,594)   (1,089,395)   (2,785,691)   (2,633,817)
                                                           ------------   -----------   -----------   -----------
   Total Institutional Shares                                  (184,135)      545,943    (2,067,768)   (1,483,418)
                                                           ------------   -----------   -----------   -----------
Class A Shares
   Shares issued                                                 18,877           803        11,257           535
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                        --            --            --            --
   Shares issued in connection with acquistion of
     Government Bond Fund ~                                          --            --            --            --
   Shares issued in conversion from Advisor Class @              18,429            --            --            --
   Dividends reinvested                                           3,213         4,405         5,188         6,394
   Shares redeemed                                              (49,554)      (19,561)      (47,019)      (58,079)
                                                           ------------   -----------   -----------   -----------
   Total Class A Shares                                          (9,035)      (14,353)      (30,574)      (51,150)
                                                           ------------   -----------   -----------   -----------
Class B Shares
   Shares issued                                                  1,356           198            --            --
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                        --            --            --            --
   Shares issued in connection with acquistion of
     Government Bond Fund ~                                          --            --            --            --
   Dividends reinvested                                           1,783         2,850         1,246         1,407
   Shares redeemed                                              (28,463)      (18,378)       (1,287)      (10,037)
                                                           ------------   -----------   -----------   -----------
   Total Class B Shares                                         (25,324)      (15,330)          (41)       (8,630)
                                                           ------------   -----------   -----------   -----------
Class C Shares
   Shares issued                                                     --         2,442         2,558         2,023
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                        --            --            --            --
   Shares issued in connection with acquistion of
     Government Bond Fund ~                                          --            --            --            --
   Dividends reinvested                                              48           108           298           248
   Shares redeemed                                               (1,483)       (7,193)         (570)       (1,026)
                                                           ------------   -----------   -----------   -----------
   Total Class C Shares                                          (1,435)       (4,643)        2,286         1,245
                                                           ------------   -----------   -----------   -----------
Advisor Shares @
   Shares issued                                                     --           178            --            --
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                        --            --            --            --
   Dividends reinvested                                              68           221            --             7
   Shares redeemed                                              (18,530)         (434)           --          (259)
                                                           ------------   -----------   -----------   -----------
   Total Advisor Shares                                         (18,462)          (35)           --          (252)
                                                           ------------   -----------   -----------   -----------

Change from capital transactions                               (238,391)      511,582    (2,096,097)   (1,542,205)
                                                           ============   ===========   ===========   ===========

                                                                      Ohio                       Michigan
                                                                 Municipal Bond               Municipal Bond
                                                           --------------------------   -------------------------
                                                               Year           Year          Year          Year
                                                               ended         ended         ended         ended
                                                             July 31,       July 31,      July 31,      July 31,
                                                               2008           2007          2008          2007
                                                           ------------   -----------   -----------   -----------
Share Transactions:
Institutional Shares
   Shares issued                                                697,365       746,843       206,961       450,836
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                        --            --            --            --
   Shares issued in connection with acquistion of
     Government Bond Fund ~                                          --            --            --            --
   Dividends reinvested                                          36,146        13,532         1,655         2,378
   Shares redeemed                                           (1,181,942)   (1,131,141)     (787,994)   (1,142,603)
                                                           ------------   -----------   -----------   -----------
   Total Institutional Shares                                  (448,431)     (370,766)     (579,378)     (689,389)
                                                           ------------   -----------   -----------   -----------
Class A Shares
   Shares issued                                                  5,459        42,256         1,322           357
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                        --            --            --            --
   Shares issued in connection with acquistion of
     Government Bond Fund ~                                          --            --            --            --
   Shares issued in conversion from Advisor Class @                  --            --            --            --
   Dividends reinvested                                          12,350        17,710         5,576         9,470
   Shares redeemed                                             (255,481)     (813,526)     (201,745)      (32,256)
                                                           ------------   -----------   -----------   -----------
   Total Class A Shares                                        (237,672)     (753,560)     (194,847)      (22,429)
                                                           ------------   -----------   -----------   -----------
Class B Shares
   Shares issued                                                     --           203            --         3,873
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                        --            --            --            --
   Shares issued in connection with acquistion of
     Government Bond Fund ~                                          --            --            --            --
   Dividends reinvested                                           4,437         6,164           676           706
   Shares redeemed                                              (72,825)      (81,368)       (2,937)       (8,534)
                                                           ------------   -----------   -----------   -----------
   Total Class B Shares                                         (68,388)      (75,001)       (2,261)       (3,955)
                                                           ------------   -----------   -----------   -----------
Class C Shares
   Shares issued                                                      7             7             7             7
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                        --            --            --            --
   Shares issued in connection with acquistion of
     Government Bond Fund ~                                          --            --            --            --
   Dividends reinvested                                           1,508         2,019           206           304
   Shares redeemed                                              (19,360)      (50,211)       (7,335)       (5,480)
                                                           ------------   -----------   -----------   -----------
   Total Class C Shares                                         (17,845)      (48,185)       (7,122)       (5,169)
                                                           ------------   -----------   -----------   -----------
Advisor Shares @
   Shares issued                                                     --            --            --            --
   Shares issued in connection with acquistion of
     Intermediate Bond Fund ~                                        --            --            --            --
   Dividends reinvested                                              --             6            --             5
   Shares redeemed                                                   --          (258)           --          (260)
                                                           ------------   -----------   -----------   -----------
   Total Advisor Shares                                              --          (252)           --          (255)
                                                           ------------   -----------   -----------   -----------

Change from capital transactions                               (772,336)   (1,247,764)     (783,608)     (721,197)
                                                           ============   ===========   ===========   ===========

                       See notes to financial statements.

Fifth Third Funds
Statement of Cash Flows
For the period ended July 31, 2008
--------------------------------------------------------------------------------

                                                                   Structured
                                                                    Large Cap
                                                                      Plus
                                                                  -------------
Increase (Decrease) in Cash:

Cash flows from operating activities:
Net decrease in net assets from operations                        $ (21,470,558)

Adjustments to reconcile net decrease in net assets from
   operations to net cash used in operating activities:
Purchases of long-term securities                                  (311,622,930)
Proceeds from sales of long-term securities                         343,455,223
Sale of short-term investment securities, net                         4,480,132
Decrease in proceeds from securities sold short                      (6,897,054)
Decrease in dividends receivable                                        (20,593)
Increase in receivable for securities sold                            1,843,543
Increase in other assets                                                  1,370
Proceeds from futures contracts transactions                           (297,984)
Increase in payable for investments purchased                               302
Decrease in payable to manager                                          (52,381)
Decrease in distribution and administration services fee                 (1,495)
Increase in dividends payable on securities sold short                   52,113
Decrease in other liabilities                                            (1,396)
Unrealized depreciation on investments                                8,974,769
Net realized loss on investments/futures                             14,030,607
                                                                  -------------
Net cash received from operating activities                          32,473,668
                                                                  -------------

Cash flows from financing activities:
Cash distributions paid*                                               (280,890)
Proceeds from shares sold                                            10,749,885
Payments on shares redeemed                                         (42,942,663)
                                                                  -------------
Net cash used for financing activities                              (32,473,668)
                                                                  -------------

Net Increase (Decrease) in Cash                                               0

Cash:
Beginning of year                                                             0
                                                                  -------------
End of year                                                       $           0
                                                                  =============

----------
* Noncash financing activities not included herein consist of reinvestment of dividends of $2,062,517.

                       See notes to financial statements.

                       This page intentionally left blank.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                           Change in Net Assets                       Less Dividends and
                                                        Resulting from Operations                     Distributions from
                                                      ------------------------------                ----------------------
                                                                       Net Realized
                                                                           and
                                                                        Unrealized      Change in
                                          Net Asset                   Gains/(Losses)   Net Assets
                                            Value,         Net             from         Resulting      Net         Net
                                          Beginning     Investment      Investments       from      Investment   Realized
                                          of Period   Income/(Loss)    Transactions    Operations     Income       Gains
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Institutional Shares
Year ended 7/31/08                          $13.42      (0.06)##          (0.77)         (0.83)        --         (4.50)
Year ended 7/31/07                          $14.10      (0.08)##           2.64           2.56         --         (3.24)
Year ended 7/31/06                          $15.58      (0.11)##           0.50           0.39         --         (1.87)
Year ended 7/31/05                          $15.48      (0.10)##           3.07           2.97         --         (2.87)
Year ended 7/31/04                          $15.90      (0.12)##           1.43           1.31         --         (1.73)
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Class A Shares
Year ended 7/31/08                          $12.84      (0.08)##          (0.72)         (0.80)        --         (4.50)
Year ended 7/31/07                          $13.65      (0.11)##           2.54           2.43         --         (3.24)
Year ended 7/31/06                          $15.17      (0.14)##           0.49           0.35         --         (1.87)
Year ended 7/31/05                          $15.18      (0.14)##           3.00           2.86         --         (2.87)
Year ended 7/31/04                          $15.65      (0.17)##           1.43           1.26         --         (1.73)
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Class B Shares
Year ended 7/31/08                          $12.21      (0.14)##          (0.65)         (0.79)        --         (4.50)
Year ended 7/31/07                          $13.21      (0.20)##           2.44           2.24         --         (3.24)
Year ended 7/31/06                          $14.85      (0.25)##           0.48           0.23         --         (1.87)
Year ended 7/31/05                          $15.02      (0.24)##           2.94           2.70         --         (2.87)
Year ended 7/31/04                          $15.61      (0.29)##           1.43           1.14         --         (1.73)
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Class C Shares
Year ended 7/31/08                          $12.23      (0.14)##          (0.66)         (0.80)        --         (4.50)
Year ended 7/31/07                          $13.23      (0.20)##           2.44           2.24         --         (3.24)
Year ended 7/31/06                          $14.86      (0.25)##           0.49           0.24         --         (1.87)
Year ended 7/31/05                          $15.03      (0.24)##           2.94           2.70         --         (2.87)
Year ended 7/31/04                          $15.62      (0.29)##           1.43           1.14         --         (1.73)
--------------------------------------------------------------------------------------------------------------------------

                                                                   Net       Total
                                                      Total       Asset      Return
                                                    Dividends     Value,   (excludes
                                                       and        End of     sales
                                                  Distributions   Period    charge)
-------------------------------------------------------------------------------------
Small Cap Growth Institutional Shares
Year ended 7/31/08                                    (4.50)      $ 8.09    (10.17)%
Year ended 7/31/07                                    (3.24)      $13.42     20.45%
Year ended 7/31/06                                    (1.87)      $14.10      2.71%
Year ended 7/31/05                                    (2.87)      $15.58     20.81%
Year ended 7/31/04                                    (1.73)      $15.48      7.31%
-------------------------------------------------------------------------------------
Small Cap Growth Class A Shares
Year ended 7/31/08                                    (4.50)      $ 7.54    (10.48)%
Year ended 7/31/07                                    (3.24)      $12.84     20.11%
Year ended 7/31/06                                    (1.87)      $13.65      2.50%
Year ended 7/31/05                                    (2.87)      $15.17     20.45%
Year ended 7/31/04                                    (1.73)      $15.18      7.16%
-------------------------------------------------------------------------------------
Small Cap Growth Class B Shares
Year ended 7/31/08                                    (4.50)      $ 6.92    (11.15)%
Year ended 7/31/07                                    (3.24)      $12.21     19.31%
Year ended 7/31/06                                    (1.87)      $13.21      1.69%
Year ended 7/31/05                                    (2.87)      $14.85     19.51%
Year ended 7/31/04                                    (1.73)      $15.02      6.30%
-------------------------------------------------------------------------------------
Small Cap Growth Class C Shares
Year ended 7/31/08                                    (4.50)      $ 6.93    (11.14)%
Year ended 7/31/07                                    (3.24)      $12.23     19.18%
Year ended 7/31/06                                    (1.87)      $13.23      1.75%
Year ended 7/31/05                                    (2.87)      $14.86     19.57%
Year ended 7/31/04                                    (1.73)      $15.03      6.29%
-------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                          ----------------------------------------------------------------
                                                     Ratios of     Ratios of
                                             Net      Expenses     Expenses    Ratios of Net
                                           Assets,       to           to        Investment
                                           End of     Average       Average       Income       Portfolio
                                           Period       Net           Net       to Average      Turnover
                                           (000's)   Assets (a)   Assets (b)    Net Assets      Rate (d)
----------------------------------------------------------------------------------------------------------
Small Cap Growth Institutional Shares
Year ended 7/31/08                        $ 66,801      1.09%        1.01%        (0.60)%        105%
Year ended 7/31/07                        $112,591      1.06%        1.01%        (0.59)%         90%
Year ended 7/31/06                        $126,809      1.03%        1.02%        (0.75)%         67%
Year ended 7/31/05                        $213,892      1.01%        1.01%        (0.68)%         65%
Year ended 7/31/04                        $223,439      1.00%        1.00%        (0.72)%         95%
-----------------------------------------------------------------------------------------------------------
Small Cap Growth Class A Shares
Year ended 7/31/08                        $ 10,722      1.34%        1.26%        (0.86)%        105%
Year ended 7/31/07                        $ 16,036      1.30%        1.26%        (0.84)%         90%
Year ended 7/31/06                        $ 17,783      1.28%        1.27%        (0.99)%         67%
Year ended 7/31/05                        $ 22,714      1.26%        1.26%        (0.93)%         65%
Year ended 7/31/04                        $ 25,921      1.25%        1.25%        (0.99)%         95%
----------------------------------------------------------------------------------------------------------
Small Cap Growth Class B Shares
Year ended 7/31/08                        $    897      2.09%        2.01%        (1.61)%        105%
Year ended 7/31/07                        $  1,318      2.06%        2.01%        (1.59)%         90%
Year ended 7/31/06                        $  1,414      2.03%        2.02%        (1.74)%         67%
Year ended 7/31/05                        $  1,805      2.01%        2.01%        (1.68)%         65%
Year ended 7/31/04                        $  1,784      2.00%        2.00%        (1.74)%         95%
----------------------------------------------------------------------------------------------------------
Small Cap Growth Class C Shares
Year ended 7/31/08                        $    273      2.09%        2.01%        (1.61)%        105%
Year ended 7/31/07                        $    426      2.05%        2.01%        (1.60)%         90%
Year ended 7/31/06                        $    384      2.03%        2.02%        (1.75)%         67%
Year ended 7/31/05                        $    618      2.01%        2.01%        (1.68)%         65%
Year ended 7/31/04                        $    810      2.00%        2.00%        (1.74)%         95%
----------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 168-169

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                          Change in Net Assets                       Less Dividends and
                                                        Resulting from Operations                    Distributions from
                                                     ------------------------------                ----------------------
                                                                      Net Realized
                                                                          and
                                                                       Unrealized     Change in
                                         Net Asset                   Gains/(Losses)   Net Assets
                                          Value,          Net             from        Resulting        Net         Net
                                         Beginning     Investment      Investments       from      Investment   Realized
                                         of Period   Income/(Loss)    Transactions    Operations     Income       Gains
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Institutional Shares
Year ended 7/31/08                         $15.70      (0.05)##          (1.43)         (1.48)          --       (2.19)
Year ended 7/31/07                         $16.55      (0.07)##@          2.72           2.65           --       (3.50)
Year ended 7/31/06                         $16.03      (0.04)##           0.77           0.73        (0.02)      (0.19)
Year ended 7/31/05                         $12.96         --^             3.07           3.07           --          --
Year ended 7/31/04                         $12.02      (0.09)             1.03           0.94           --          --
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Class A Shares
Year ended 7/31/08                         $15.20      (0.08)##          (1.37)         (1.45)          --       (2.19)
Year ended 7/31/07                         $16.17      (0.11)##@          2.64           2.53           --       (3.50)
Year ended 7/31/06                         $15.69      (0.08)##           0.76           0.68        (0.01)      (0.19)
Year ended 7/31/05                         $12.72      (0.05)             3.02           2.97           --          --
Year ended 7/31/04                         $11.82      (0.12)             1.02           0.90           --          --
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Class B Shares
Year ended 7/31/08                         $14.31      (0.17)##          (1.27)         (1.44)          --       (2.19)
Year ended 7/31/07                         $15.50      (0.21)##@          2.52           2.31           --       (3.50)
Year ended 7/31/06                         $15.16      (0.20)##           0.73           0.53           --       (0.19)
Year ended 7/31/05                         $12.38      (0.15)             2.93           2.78           --          --
Year ended 7/31/04                         $11.59      (0.21)             1.00           0.79           --          --
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Class C Shares
Year ended 7/31/08                         $13.65      (0.16)##          (1.17)         (1.33)          --       (2.19)
Year ended 7/31/07                         $14.94      (0.20)##@          2.41           2.21           --       (3.50)
Year ended 7/31/06                         $14.61      (0.19)##           0.71           0.52           --       (0.19)
Year ended 7/31/05                         $11.94      (0.16)             2.83           2.67           --          --
Year ended 7/31/04                         $11.17      (0.21)             0.98           0.77           --          --
-------------------------------------------------------------------------------------------------------------------------

                                                                    Net      Total
                                                      Total        Asset     Return
                                                    Dividends     Value,   (excludes
                                                       and        End of     sales
                                                  Distributions   Period    charge)
-------------------------------------------------------------------------------------
Mid Cap Growth Institutional Shares
Year ended 7/31/08                                    (2.19)      $12.03    (11.24)%
Year ended 7/31/07                                    (3.50)      $15.70     17.32%@
Year ended 7/31/06                                    (0.21)      $16.55      4.56%
Year ended 7/31/05                                       --       $16.03     23.69%
Year ended 7/31/04                                       --       $12.96      7.82%
-------------------------------------------------------------------------------------
Mid Cap Growth Class A Shares
Year ended 7/31/08                                    (2.19)      $11.56    (11.43)%
Year ended 7/31/07                                    (3.50)      $15.20     16.93%@
Year ended 7/31/06                                    (0.20)      $16.17      4.34%
Year ended 7/31/05                                       --       $15.69     23.35%
Year ended 7/31/04                                       --       $12.72      7.61%
-------------------------------------------------------------------------------------
Mid Cap Growth Class B Shares
Year ended 7/31/08                                    (2.19)      $10.68    (12.14)%
Year ended 7/31/07                                    (3.50)      $14.31     16.14%@
Year ended 7/31/06                                    (0.19)      $15.50      3.51%
Year ended 7/31/05                                       --       $15.16     22.46%
Year ended 7/31/04                                       --       $12.38      6.82%
-------------------------------------------------------------------------------------
Mid Cap Growth Class C Shares
Year ended 7/31/08                                    (2.19)      $10.13    (11.88)%
Year ended 7/31/07                                    (3.50)      $13.65     16.07%@
Year ended 7/31/06                                    (0.19)      $14.94      3.57%
Year ended 7/31/05                                       --       $14.61     22.36%
Year ended 7/31/04                                       --       $11.94      6.89%
-------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                         ---------------------------------------------------------------
                                                     Ratios of    Ratios of
                                            Net      Expenses     Expenses    Ratios of Net
                                          Assets,       to           to         Investment
                                          End of      Average      Average        Income      Portfolio
                                          Period        Net          Net        to Average     Turnover
                                          (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
--------------------------------------------------------------------------------------------------------
Mid Cap Growth Institutional Shares
Year ended 7/31/08                       $209,074      1.11%        1.09%        (0.38)%         96%
Year ended 7/31/07                       $313,124      1.09%        1.09%        (0.48)%         55%
Year ended 7/31/06                       $318,133      1.08%        1.08%        (0.24)%         69%
Year ended 7/31/05                       $392,929      1.09%        1.09%        (0.03)%         54%
Year ended 7/31/04                       $335,815      1.09%        1.09%        (0.68)%         83%
--------------------------------------------------------------------------------------------------------
Mid Cap Growth Class A Shares
Year ended 7/31/08                       $ 20,378      1.36%        1.34%        (0.62)%         96%
Year ended 7/31/07                       $ 29,103      1.35%        1.34%        (0.73)%         55%
Year ended 7/31/06                       $ 34,437      1.33%        1.33%        (0.49)%         69%
Year ended 7/31/05                       $ 41,921      1.34%        1.34%        (0.29)%         54%
Year ended 7/31/04                       $ 49,586      1.34%        1.34%        (0.93)%         83%
--------------------------------------------------------------------------------------------------------
Mid Cap Growth Class B Shares
Year ended 7/31/08                       $  4,187      2.11%        2.09%        (1.38)%         96%
Year ended 7/31/07                       $  5,707      2.09%        2.09%        (1.48)%         55%
Year ended 7/31/06                       $  6,507      2.08%        2.08%        (1.24)%         69%
Year ended 7/31/05                       $  6,874      2.09%        2.09%        (1.03)%         54%
Year ended 7/31/04                       $  6,730      2.09%        2.09%        (1.68)%         83%
--------------------------------------------------------------------------------------------------------
Mid Cap Growth Class C Shares
Year ended 7/31/08                       $    714      2.11%        2.09%        (1.37)%         96%
Year ended 7/31/07                       $    802      2.09%        2.09%        (1.47)%         55%
Year ended 7/31/06                       $  1,122      2.08%        2.08%        (1.22)%         69%
Year ended 7/31/05                       $  1,600      2.09%        2.09%        (1.03)%         54%
Year ended 7/31/04                       $  1,700      2.09%        2.09%        (1.68)%         83%
--------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 170-171

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                     Change in Net Assets                       Less Dividends and
                                                                  Resulting from Operations                     Distributions from
                                                                ------------------------------                ----------------------
                                                                                 Net Realized
                                                                                      and
                                                                                  Unrealized      Change in
                                                    Net Asset                   Gains/(Losses)   Net Assets
                                                      Value,         Net             from         Resulting      Net          Net
                                                    Beginning     Investment      Investments       from      Investment   Realized
                                                    of Period   Income/(Loss)    Transactions    Operations     Income       Gains
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Institutional Shares
Year ended 7/31/08                                    $18.52        0.04##           0.72           0.76        (0.04)      (2.67)
Year ended 7/31/07                                    $15.67        0.11##@          3.07           3.18        (0.08)      (0.25)
Year ended 7/31/06                                    $16.34       (0.03)##         (0.64)         (0.67)          --          --
Year ended 7/31/05                                    $14.61        0.03             1.74           1.77        (0.04)         --
Year ended 7/31/04                                    $14.23       (0.04)            0.42           0.38           --          --
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Class A Shares
Year ended 7/31/08                                    $18.12       (0.01)##          0.71           0.70        (0.01)      (2.67)
Year ended 7/31/07                                    $15.36        0.06##@          3.01           3.07        (0.06)      (0.25)
Year ended 7/31/06                                    $16.05       (0.07)##         (0.62)         (0.69)          --          --
Year ended 7/31/05                                    $14.38       (0.02)            1.72           1.70        (0.03)         --
Year ended 7/31/04                                    $14.04       (0.08)            0.42           0.34           --          --
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Class B Shares
Year ended 7/31/08                                    $17.30       (0.13)##          0.69           0.56           --       (2.67)
Year ended 7/31/07                                    $14.74       (0.06)##@         2.88           2.82        (0.01)      (0.25)
Year ended 7/31/06                                    $15.52       (0.18)##         (0.60)         (0.78)          --          --
Year ended 7/31/05                                    $13.99       (0.14)            1.67           1.53           --^         --
Year ended 7/31/04                                    $13.75       (0.19)            0.43           0.24           --          --
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Class C Shares
Year ended 7/31/08                                    $16.85       (0.12)##          0.66           0.54           --       (2.67)
Year ended 7/31/07                                    $14.36       (0.06)##@         2.81           2.75        (0.01)      (0.25)
Year ended 7/31/06                                    $15.12       (0.18)##         (0.58)         (0.76)          --          --
Year ended 7/31/05                                    $13.63       (0.15)            1.64           1.49           --^         --
Year ended 7/31/04                                    $13.40       (0.20)            0.43           0.23           --          --
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Net       Total
                                                      Total        Asset     Return
                                                    Dividends     Value,   (excludes
                                                       and        End of     sales
                                                  Distributions   Period    charge)
-------------------------------------------------------------------------------------
Quality Growth Institutional Shares
Year ended 7/31/08                                    (2.71)      $16.57     2.79%
Year ended 7/31/07                                    (0.33)      $18.52    20.51%@
Year ended 7/31/06                                       --       $15.67    (4.10)%
Year ended 7/31/05                                    (0.04)      $16.34    12.13%
Year ended 7/31/04                                       --       $14.61     2.67%
-------------------------------------------------------------------------------------
Quality Growth Class A Shares
Year ended 7/31/08                                    (2.68)      $16.14     2.51%
Year ended 7/31/07                                    (0.31)      $18.12    20.18%@
Year ended 7/31/06                                       --       $15.36    (4.30)%
Year ended 7/31/05                                    (0.03)      $16.05    11.83%
Year ended 7/31/04                                       --       $14.38     2.42%
-------------------------------------------------------------------------------------
Quality Growth Class B Shares
Year ended 7/31/08                                    (2.67)      $15.19     1.78%
Year ended 7/31/07                                    (0.26)      $17.30    19.29%@
Year ended 7/31/06                                       --       $14.74    (5.03)%
Year ended 7/31/05                                       --^      $15.52    10.95%
Year ended 7/31/04                                       --       $13.99     1.75%
-------------------------------------------------------------------------------------
Quality Growth Class C Shares
Year ended 7/31/08                                    (2.67)      $14.72     1.70%
Year ended 7/31/07                                    (0.26)      $16.85    19.30%@
Year ended 7/31/06                                       --       $14.36    (5.03)%
Year ended 7/31/05                                       --^      $15.12    10.95%
Year ended 7/31/04                                       --       $13.63     1.72%
-------------------------------------------------------------------------------------

                                                                                        Ratios/Supplemental Data
                                                                     ---------------------------------------------------------------
                                                                                 Ratios of    Ratios of
                                                                        Net      Expenses     Expenses    Ratios of Net
                                                                      Assets,       to           to         Investment
                                                                      End of      Average      Average        Income      Portfolio
                                                                      Period        Net          Net        to Average     Turnover
                                                                      (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Institutional Shares
Year ended 7/31/08                                                   $371,615      1.11%        1.07%         0.21%           57%
Year ended 7/31/07                                                   $535,734      1.10%        1.08%         0.52%           98%
Year ended 7/31/06                                                   $616,737      1.08%        1.08%        (0.18)%         108%
Year ended 7/31/05                                                   $707,766      1.08%        1.08%         0.16%           71%
Year ended 7/31/04                                                   $882,256      1.07%        1.07%        (0.24)%          35%
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Class A Shares
Year ended 7/31/08                                                   $ 90,015      1.36%        1.32%        (0.03)%          57%
Year ended 7/31/07                                                   $ 92,728      1.35%        1.33%         0.27%           98%
Year ended 7/31/06                                                   $114,828      1.33%        1.33%        (0.42)%         108%
Year ended 7/31/05                                                   $165,836      1.33%        1.33%        (0.08)%          71%
Year ended 7/31/04                                                   $220,904      1.32%        1.32%        (0.49)%          35%
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Class B Shares
Year ended 7/31/08                                                   $ 14,165      2.11%        2.07%        (0.77)%          57%
Year ended 7/31/07                                                   $ 11,347      2.10%        2.08%        (0.49)%          98%
Year ended 7/31/06                                                   $ 13,259      2.08%        2.08%        (1.18)%         108%
Year ended 7/31/05                                                   $ 17,791      2.08%        2.08%        (0.85)%          71%
Year ended 7/31/04                                                   $ 20,947      2.07%        2.07%        (1.24)%          35%
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Class C Shares
Year ended 7/31/08                                                   $  2,805      2.11%        2.07%        (0.77)%          57%
Year ended 7/31/07                                                   $  2,275      2.10%        2.08%        (0.45)%          98%
Year ended 7/31/06                                                   $  3,199      2.08%        2.08%        (1.17)%         108%
Year ended 7/31/05                                                   $  5,238      2.08%        2.08%        (0.83)%          71%
Year ended 7/31/04                                                   $  7,536      2.07%        2.07%        (1.24)%          35%
------------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 172-173

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                       Change in Net Assets                        Less Dividends and
                                                     Resulting from Operations                     Distributions from
                                                     -------------------------                     ------------------
                                                                   Net Realized
                                                                        and
                                                                    Unrealized       Change in
                                       Net Asset                  Gains/(Losses)    Net Assets
                                         Value,         Net             from         Resulting       Net         Net
                                       Beginning     Investment     Investments        from      Investment   Realized
                                       of Period   Income/(Loss)   Transactions     Operations     Income       Gains
----------------------------------------------------------------------------------------------------------------------
Dividend Growth Institutional Shares
Year ended 7/31/08                     $ 25.50          0.34##         (1.77)          (1.43)       (0.31)        --
Year ended 7/31/07                     $ 22.56          0.57##@         2.85            3.42        (0.48)        --
Year ended 7/31/06                     $ 21.71          0.28##          0.83            1.11        (0.26)        --
Year ended 7/31/05                     $ 19.10         (0.15)##         2.76            2.61           --         --
Year ended 7/31/04                     $ 18.17         (0.19)           1.12            0.93           --         --
----------------------------------------------------------------------------------------------------------------------
Dividend Growth Class A Shares
Year ended 7/31/08                     $ 25.07          0.27##         (1.74)          (1.47)       (0.25)        --
Year ended 7/31/07                     $ 22.18          0.49##@         2.82            3.31        (0.42)        --
Year ended 7/31/06                     $ 21.34          0.23##          0.85            1.08        (0.24)        --
Year ended 7/31/05                     $ 18.82         (0.19)##         2.71            2.52           --         --
Year ended 7/31/04                     $ 17.94         (0.20)           1.08            0.88           --         --
----------------------------------------------------------------------------------------------------------------------
Dividend Growth Class B Shares
Year ended 7/31/08                     $ 24.31          0.08##         (1.67)          (1.59)       (0.15)        --
Year ended 7/31/07                     $ 21.53          0.31##@         2.71            3.02        (0.24)        --
Year ended 7/31/06                     $ 20.83          0.06##          0.80            0.86        (0.16)        --
Year ended 7/31/05                     $ 18.51         (0.33)##         2.65            2.32           --         --
Year ended 7/31/04                     $ 17.77         (0.31)           1.05            0.74           --         --
----------------------------------------------------------------------------------------------------------------------
Dividend Growth Class C Shares
Year ended 7/31/08                     $ 23.67          0.08##         (1.68)          (1.60)       (0.15)        --
Year ended 7/31/07                     $ 20.97          0.29##@         2.66            2.95        (0.25)        --
Year ended 7/31/06                     $ 20.27          0.07##          0.78            0.85        (0.15)        --
Year ended 7/31/05                     $ 18.01         (0.32)##         2.58            2.26           --         --
Year ended 7/31/04                     $ 17.30         (0.36)           1.07            0.71           --         --
----------------------------------------------------------------------------------------------------------------------

                                                                    Net      Total
                                                      Total        Asset     Return
                                                    Dividends     Value,   (excludes
                                                       and        End of     sales
                                                  Distributions   Period    charge)
-------------------------------------------------------------------------------------
Dividend Growth Institutional Shares
Year ended 7/31/08                                    (0.31)      $23.76     (5.69)%
Year ended 7/31/07                                    (0.48)      $25.50     15.22%@
Year ended 7/31/06                                    (0.26)      $22.56      5.14%
Year ended 7/31/05                                       --       $21.71     13.66%
Year ended 7/31/04                                       --       $19.10      5.12%
------------------------------------------------------------------------------------
Dividend Growth Class A Shares
Year ended 7/31/08                                    (0.25)      $23.35     (5.93)%
Year ended 7/31/07                                    (0.42)      $25.07     14.97%@
Year ended 7/31/06                                    (0.24)      $22.18      5.05%
Year ended 7/31/05                                       --       $21.34     13.39%
Year ended 7/31/04                                       --       $18.82      4.91%
------------------------------------------------------------------------------------
Dividend Growth Class B Shares
Year ended 7/31/08                                    (0.15)      $22.57     (6.62)%
Year ended 7/31/07                                    (0.24)      $24.31     14.11%@
Year ended 7/31/06                                    (0.16)      $21.53      4.13%
Year ended 7/31/05                                       --       $20.83     12.53%
Year ended 7/31/04                                       --       $18.51      4.16%
------------------------------------------------------------------------------------
Dividend Growth Class C Shares
Year ended 7/31/08                                    (0.15)      $21.92     (6.83)%
Year ended 7/31/07                                    (0.25)      $23.67     14.12%@
Year ended 7/31/06                                    (0.15)      $20.97      4.22%
Year ended 7/31/05                                       --       $20.27     12.55%
Year ended 7/31/04                                       --       $18.01      4.10%
------------------------------------------------------------------------------------

                                                           Ratios/Supplemental Data
                                       ---------------------------------------------------------------
                                                    Ratios of   Ratios of
                                          Net       Expenses     Expenses    Ratios of Net
                                        Assets,        to           to         Investment
                                         End of      Average      Average        Income      Portfolio
                                         Period        Net          Net        to Average     Turnover
                                        (000's)    Assets (a)   Assets (b)    Net Assets      Rate (d)
------------------------------------------------------------------------------------------------------
Dividend Growth Institutional Shares
Year ended 7/31/08                     $ 16,556        1.76%        0.73%           1.33%       76%
Year ended 7/31/07                     $ 18,875        1.67%        0.73%           2.08%       68%
Year ended 7/31/06                     $ 15,759        2.72%        0.73%           1.25%      147%
Year ended 7/31/05                     $  5,973        1.99%        1.45%          (0.73)%      28%
Year ended 7/31/04                     $  7,166        1.74%        1.43%          (0.68)%      81%
------------------------------------------------------------------------------------------------------
Dividend Growth Class A Shares
Year ended 7/31/08                     $  3,074        2.00%        0.98%           1.08%       76%
Year ended 7/31/07                     $  3,926        1.92%        0.98%           1.80%       68%
Year ended 7/31/06                     $  4,670        2.93%        0.98%           1.08%      147%
Year ended 7/31/05                     $  7,087        2.24%        1.70%          (0.98)%      28%
Year ended 7/31/04                     $  9,391        2.00%        1.68%          (0.98)%      81%
------------------------------------------------------------------------------------------------------
Dividend Growth Class B Shares
Year ended 7/31/08                     $    225        2.74%        1.73%           0.34%       76%
Year ended 7/31/07                     $    369        2.66%        1.73%           1.08%       68%
Year ended 7/31/06                     $    371        3.70%        1.73%           0.27%      147%
Year ended 7/31/05                     $    311        2.97%        2.45%          (1.73)%      28%
Year ended 7/31/04                     $    441        2.74%        2.43%          (1.74)%      81%
------------------------------------------------------------------------------------------------------
Dividend Growth Class C Shares
Year ended 7/31/08                     $    228        2.74%        1.73%           0.34%       76%
Year ended 7/31/07                     $    356        2.67%        1.73%           1.02%       68%
Year ended 7/31/06                     $    389        3.71%        1.73%           0.32%      147%
Year ended 7/31/05                     $    516        3.00%        2.45%          (1.73)%      28%
Year ended 7/31/04                     $    580        2.75%        2.43%          (1.71)%      81%
------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 174-175

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                         Change in Net Assets                      Less Dividends and
                                                       Resulting from Operations                   Distributions from
                                                    ------------------------------                ---------------------
                                                                     Net Realized
                                                                         and
                                                                      Unrealized     Change in
                                        Net Asset                   Gains/(Losses)   Net Assets
                                         Value,          Net             from        Resulting      Net          Net
                                        Beginning     Investment     Investments        from      Investment   Realized
                                        of Period   Income/(Loss)    Transactions    Operations    Income       Gains
------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Institutional Shares
Year ended 7/31/08                       $  7.02        0.02##          (0.78)         (0.76)       (0.01)      (2.50)
Year ended 7/31/07                       $  8.05        0.01##           0.93           0.94        (0.05)      (1.92)
Year ended 7/31/06                       $ 11.00        0.02##           0.17           0.19        (0.01)      (3.13)
Year ended 7/31/05                       $ 10.32       (0.01)##          1.41           1.40           --       (0.72)
Year ended 7/31/04                       $  8.20       (0.02)##          2.66           2.64           --       (0.52)
------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Class A Shares
Year ended 7/31/08                       $  6.73        0.01##          (0.75)         (0.74)          --       (2.50)
Year ended 7/31/07                       $  7.80       (0.01)##          0.90           0.89        (0.04)      (1.92)
Year ended 7/31/06                       $ 10.78          --^##          0.15           0.15           --^      (3.13)
Year ended 7/31/05                       $ 10.14       (0.03)##          1.39           1.36           --       (0.72)
Year ended 7/31/04                       $  8.08       (0.05)##          2.63           2.58           --       (0.52)
------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Class B Shares
Year ended 7/31/08                       $  6.39       (0.02)##         (0.71)         (0.73)          --       (2.50)
Year ended 7/31/07                       $  7.52       (0.06)##          0.86           0.80        (0.01)      (1.92)
Year ended 7/31/06                       $ 10.56       (0.06)##          0.15           0.09           --       (3.13)
Year ended 7/31/05                       $  9.96       (0.04)##          1.36           1.32           --       (0.72)
Year ended 7/31/04                       $  7.97       (0.08)##          2.59           2.51           --       (0.52)
------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Class C Shares
Year ended 7/31/08                       $  6.39       (0.02)##         (0.70)         (0.72)          --       (2.50)
Year ended 7/31/07                       $  7.52       (0.05)##          0.84           0.79           --       (1.92)
Year ended 7/31/06                       $ 10.56       (0.06)##          0.15           0.09           --       (3.13)
Year ended 7/31/05                       $  9.96       (0.04)##          1.36           1.32           --       (0.72)
Year ended 7/31/04                       $  7.97       (0.08)##          2.59           2.51           --       (0.52)
------------------------------------------------------------------------------------------------------------------------
Small Cap Value Institutional Shares
Year ended 7/31/08                       $ 20.29        0.19##          (0.91)         (0.72)       (0.16)      (2.37)
Year ended 7/31/07                       $ 20.89        0.13##           2.12           2.25        (0.08)      (2.77)
Year ended 7/31/06                       $ 22.82        0.09             0.46           0.55        (0.05)      (2.43)
Year ended 7/31/05                       $ 20.01       (0.04)##          4.51           4.47           --       (1.66)
Year ended 7/31/04                       $ 17.54       (0.03)##          3.50           3.47        (0.02)      (0.98)
------------------------------------------------------------------------------------------------------------------------
Small Cap Value Class A Shares
Year ended 7/31/08                       $ 20.09        0.14##          (0.90)         (0.76)       (0.12)      (2.37)
Year ended 7/31/07                       $ 20.74        0.08##           2.11           2.19        (0.07)      (2.77)
Year ended 7/31/06                       $ 22.68        0.02             0.47           0.49           --       (2.43)
Year ended 7/31/05                       $ 19.95       (0.10)##          4.49           4.39           --       (1.66)
Year ended 7/31/04                       $ 17.52       (0.11)##          3.52           3.41           --^      (0.98)
------------------------------------------------------------------------------------------------------------------------
Small Cap Value Class B Shares
Year ended 7/31/08                       $ 19.34          --##^         (0.86)         (0.86)          --       (2.37)
Year ended 7/31/07                       $ 20.18       (0.08)##          2.05           1.97        (0.04)      (2.77)
Year ended 7/31/06                       $ 22.29       (0.13)            0.45           0.32           --       (2.43)
Year ended 7/31/05                       $ 19.76       (0.24)##          4.43           4.19           --       (1.66)
Year ended 7/31/04                       $ 17.48       (0.25)##          3.51           3.26           --       (0.98)
------------------------------------------------------------------------------------------------------------------------
Small Cap Value Class C Shares
Year ended 7/31/08                       $ 19.31          --##^         (0.87)         (0.87)          --       (2.37)
Year ended 7/31/07                       $ 20.14       (0.08)##          2.06           1.98        (0.04)      (2.77)
Year ended 7/31/06                       $ 22.25       (0.14)            0.46           0.32           --       (2.43)
Year ended 7/31/05                       $ 19.74       (0.24)##          4.41           4.17           --       (1.66)
Year ended 7/31/04                       $ 17.48       (0.26)##          3.50           3.24           --       (0.98)
------------------------------------------------------------------------------------------------------------------------

                                                                    Net       Total
                                                      Total        Asset      Return
                                                    Dividends     Value,    (excludes
                                                       and        End of      sales
                                                  Distributions   Period     charge)
--------------------------------------------------------------------------------------
Micro Cap Value Institutional Shares
Year ended 7/31/08                                    (2.51)      $  3.75   (12.23)%
Year ended 7/31/07                                    (1.97)      $  7.02    12.53%
Year ended 7/31/06                                    (3.14)      $  8.05     1.93%
Year ended 7/31/05                                    (0.72)      $ 11.00    13.86%
Year ended 7/31/04                                    (0.52)      $ 10.32    32.84%
--------------------------------------------------------------------------------------
Micro Cap Value Class A Shares
Year ended 7/31/08                                    (2.50)      $  3.49   (12.41)%
Year ended 7/31/07                                    (1.96)      $  6.73    12.24%
Year ended 7/31/06                                    (3.13)      $  7.80     1.59%
Year ended 7/31/05                                    (0.72)      $ 10.78    13.60%
Year ended 7/31/04                                    (0.52)      $ 10.14    32.56%
--------------------------------------------------------------------------------------
Micro Cap Value Class B Shares
Year ended 7/31/08                                    (2.50)      $  3.16   (13.23)%
Year ended 7/31/07                                    (1.93)      $  6.39    11.38%
Year ended 7/31/06                                    (3.13)      $  7.52     0.86%
Year ended 7/31/05                                    (0.72)      $ 10.56    13.54%
Year ended 7/31/04                                    (0.52)      $  9.96    32.13%
--------------------------------------------------------------------------------------
Micro Cap Value Class C Shares
Year ended 7/31/08                                    (2.50)      $  3.17   (12.95)%
Year ended 7/31/07                                    (1.92)      $  6.39    11.28%
Year ended 7/31/06                                    (3.13)      $  7.52     0.86%
Year ended 7/31/05                                    (0.72)      $ 10.56    13.54%
Year ended 7/31/04                                    (0.52)      $  9.96    32.13%
--------------------------------------------------------------------------------------
Small Cap Value Institutional Shares
Year ended 7/31/08                                    (2.53)      $ 17.04    (3.68)%
Year ended 7/31/07                                    (2.85)      $ 20.29    10.77%
Year ended 7/31/06                                    (2.48)      $ 20.89     2.62%
Year ended 7/31/05                                    (1.66)      $ 22.82    23.59%
Year ended 7/31/04                                    (1.00)      $ 20.01    20.11%
--------------------------------------------------------------------------------------
Small Cap Value Class A Shares
Year ended 7/31/08                                    (2.49)      $ 16.84    (3.95)%
Year ended 7/31/07                                    (2.84)      $ 20.09    10.53%
Year ended 7/31/06                                    (2.43)      $ 20.74     2.36%
Year ended 7/31/05                                    (1.66)      $ 22.68    23.24%
Year ended 7/31/04                                    (0.98)      $ 19.95    19.81%
--------------------------------------------------------------------------------------
Small Cap Value Class B Shares
Year ended 7/31/08                                    (2.37)      $ 16.11    (4.68)%
Year ended 7/31/07                                    (2.81)      $ 19.34     9.63%
Year ended 7/31/06                                    (2.43)      $ 20.18     1.59%
Year ended 7/31/05                                    (1.66)      $ 22.29    22.35%
Year ended 7/31/04                                    (0.98)      $ 19.76    19.02%
--------------------------------------------------------------------------------------
Small Cap Value Class C Shares
Year ended 7/31/08                                    (2.37)      $ 16.07    (4.74)%
Year ended 7/31/07                                    (2.81)      $ 19.31     9.66%
Year ended 7/31/06                                    (2.43)      $ 20.14     1.59%
Year ended 7/31/05                                    (1.66)      $ 22.25    22.39%
Year ended 7/31/04                                    (0.98)      $ 19.74    18.85%
--------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                        -----------------------------------------------------------------
                                                     Ratios of     Ratios of
                                           Net        Expenses      Expenses    Ratios of Net
                                         Assets,         to            to         Investment
                                         End of       Average       Average         Income      Portfolio
                                         Period         Net           Net         to Average     Turnover
                                         (000's)     Assets (a)    Assets (b)     Net Assets     Rate (d)
---------------------------------------------------------------------------------------------------------
Micro Cap Value Institutional Shares
Year ended 7/31/08                      $  22,662      1.82%         1.35%          0.37%           49%
Year ended 7/31/07                      $  51,541      1.52%         1.35%          0.17%           72%
Year ended 7/31/06                      $  72,981      1.40%         1.37%          0.23%           42%
Year ended 7/31/05                      $  98,885      1.35%         1.35%         (0.07)%          12%
Year ended 7/31/04                      $ 155,798      1.33%         1.33%         (0.25)%          23%
---------------------------------------------------------------------------------------------------------
Micro Cap Value Class A Shares
Year ended 7/31/08                      $  10,552      2.06%         1.60%          0.16%           49%
Year ended 7/31/07                      $  11,486      1.77%         1.60%         (0.08)%          72%
Year ended 7/31/06                      $  17,759      1.65%         1.62%         (0.05)%          42%
Year ended 7/31/05                      $  29,172      1.60%         1.60%         (0.31)%          12%
Year ended 7/31/04                      $  41,402      1.58%         1.58%         (0.49)%          23%
---------------------------------------------------------------------------------------------------------
Micro Cap Value Class B Shares
Year ended 7/31/08                      $   3,032      2.81%         2.35%         (0.62)%          49%
Year ended 7/31/07                      $   5,069      2.53%         2.35%         (0.87)%          72%
Year ended 7/31/06                      $   6,032      2.40%         2.37%         (0.73)%          42%
Year ended 7/31/05                      $   7,348      2.36%         1.73%         (0.40)%          12%
Year ended 7/31/04                      $   6,937      2.33%         1.89%         (0.81)%          23%
---------------------------------------------------------------------------------------------------------
Micro Cap Value Class C Shares
Year ended 7/31/08                      $   1,749      2.81%         2.35%         (0.62)%          49%
Year ended 7/31/07                      $   2,853      2.51%         2.35%         (0.75)%          72%
Year ended 7/31/06                      $   5,161      2.40%         2.37%         (0.71)%          42%
Year ended 7/31/05                      $   6,143      2.36%         1.73%         (0.39)%          12%
Year ended 7/31/04                      $   5,624      2.33%         1.81%         (0.82)%          23%
---------------------------------------------------------------------------------------------------------
Small Cap Value Institutional Shares
Year ended 7/31/08                      $  86,463      1.24%         1.19%          1.05%           60%
Year ended 7/31/07                      $ 110,873      1.25%         1.20%          0.61%           46%
Year ended 7/31/06                      $ 116,503      1.24%         1.21%          0.39%           99%
Year ended 7/31/05                      $ 158,505      1.20%         1.20%         (0.20)%         105%
Year ended 7/31/04                      $ 107,344      1.41%         1.25%         (0.15)%         279%
---------------------------------------------------------------------------------------------------------
Small Cap Value Class A Shares
Year ended 7/31/08                      $   1,682      1.50%         1.45%          0.77%           60%
Year ended 7/31/07                      $   2,198      1.50%         1.45%          0.36%           46%
Year ended 7/31/06                      $   2,434      1.49%         1.46%          0.11%           99%
Year ended 7/31/05                      $   2,715      1.45%         1.45%         (0.48)%         105%
Year ended 7/31/04                      $   2,277      1.63%         1.49%         (0.53)%         279%
---------------------------------------------------------------------------------------------------------
Small Cap Value Class B Shares
Year ended 7/31/08                      $     834      2.25%         2.20%          0.03%           60%
Year ended 7/31/07                      $   1,104      2.25%         2.20%         (0.39)%          46%
Year ended 7/31/06                      $   1,221      2.24%         2.21%         (0.64)%          99%
Year ended 7/31/05                      $   1,142      2.20%         2.19%         (1.18)%         105%
Year ended 7/31/04                      $     503      2.38%         2.24%         (1.26)%         279%
---------------------------------------------------------------------------------------------------------
Small Cap Value Class C Shares
Year ended 7/31/08                      $     384      2.25%         2.20%          0.01%           60%
Year ended 7/31/07                      $     713      2.25%         2.20%         (0.39)%          46%
Year ended 7/31/06                      $     839      2.24%         2.21%         (0.64)%          99%
Year ended 7/31/05                      $     927      2.20%         2.19%         (1.21)%         105%
Year ended 7/31/04                      $     561      2.38%         2.24%         (1.31)%         279%
---------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 176-177

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                      Change in Net Assets                       Less Dividends and
                                                    Resulting from Operations                    Distributions from
                                                 ------------------------------                ---------------------
                                                                  Net Realized
                                                                       and
                                                                   Unrealized      Change in
                                     Net Asset                   Gains/(Losses)   Net Assets
                                       Value,         Net             from        Resulting       Net         Net
                                     Beginning    Investment       Investments       from      Investment   Realized
                                     of Period   Income/(Loss)    Transactions    Operations     Income       Gains
---------------------------------------------------------------------------------------------------------------------
All Cap Value Institutional Shares
Year ended 7/31/08                     $25.65         0.31##          (4.14)        (3.83)        (0.28)      (3.56)
Year ended 7/31/07                     $25.68         0.37##           4.19          4.56         (0.36)      (4.23)
Year ended 7/31/06                     $26.04         0.26             1.77          2.03         (0.24)      (2.15)
Year ended 7/31/05                     $22.58         0.10             4.85          4.95         (0.11)      (1.38)
Year ended 7/31/04                     $19.02         0.06             3.62          3.68         (0.05)      (0.07)
---------------------------------------------------------------------------------------------------------------------
All Cap Value Class A Shares
Year ended 7/31/08                     $25.30         0.25##          (4.07)        (3.82)        (0.23)      (3.56)
Year ended 7/31/07                     $25.39         0.30##           4.13          4.43         (0.29)      (4.23)
Year ended 7/31/06                     $25.76         0.19             1.77          1.96         (0.18)      (2.15)
Year ended 7/31/05                     $22.36         0.04             4.79          4.83         (0.05)      (1.38)
Year ended 7/31/04                     $18.85           --^            3.59          3.59         (0.01)      (0.07)
---------------------------------------------------------------------------------------------------------------------
All Cap Value Class B Shares
Year ended 7/31/08                     $24.35         0.09##          (3.89)        (3.80)        (0.09)      (3.56)
Year ended 7/31/07                     $24.61         0.10##           3.99          4.09         (0.12)      (4.23)
Year ended 7/31/06                     $25.11           --^            1.71          1.71         (0.06)      (2.15)
Year ended 7/31/05                     $21.94        (0.14)            4.69          4.55            --       (1.38)
Year ended 7/31/04                     $18.63        (0.14)            3.52          3.38            --       (0.07)
---------------------------------------------------------------------------------------------------------------------
All Cap Value Class C Shares
Year ended 7/31/08                     $24.32         0.09##          (3.89)        (3.80)        (0.10)      (3.56)
Year ended 7/31/07                     $24.59         0.11##           3.98          4.09         (0.13)      (4.23)
Year ended 7/31/06                     $25.09           --^            1.71          1.71         (0.06)      (2.15)
Year ended 7/31/05                     $21.93        (0.15)            4.69          4.54            --       (1.38)
Year ended 7/31/04                     $18.61        (0.13)            3.52          3.39            --       (0.07)
---------------------------------------------------------------------------------------------------------------------

                                                                    Net      Total
                                                      Total        Asset     Return
                                                    Dividends     Value,   (excludes
                                                       and        End of     sales
                                                  Distributions   Period    charge)
-------------------------------------------------------------------------------------
All Cap Value Institutional Shares
Year ended 7/31/08                                    (3.84)      $17.98    (17.47)%
Year ended 7/31/07                                    (4.59)      $25.65     18.93%
Year ended 7/31/06                                    (2.39)      $25.68      8.38%
Year ended 7/31/05                                    (1.49)      $26.04     22.51%
Year ended 7/31/04                                    (0.12)      $22.58     19.36%
-------------------------------------------------------------------------------------
All Cap Value Class A Shares
Year ended 7/31/08                                    (3.79)      $17.69    (17.65)%
Year ended 7/31/07                                    (4.52)      $25.30     18.58%
Year ended 7/31/06                                    (2.33)      $25.39      8.16%
Year ended 7/31/05                                    (1.43)      $25.76     22.22%
Year ended 7/31/04                                    (0.08)      $22.36     19.07%
-------------------------------------------------------------------------------------
All Cap Value Class B Shares
Year ended 7/31/08                                    (3.65)      $16.90    (18.24)%
Year ended 7/31/07                                    (4.35)      $24.35     17.65%
Year ended 7/31/06                                    (2.21)      $24.61      7.33%
Year ended 7/31/05                                    (1.38)      $25.11     21.33%
Year ended 7/31/04                                    (0.07)      $21.94     18.15%
-------------------------------------------------------------------------------------
All Cap Value Class C Shares
Year ended 7/31/08                                    (3.66)      $16.86    (18.25)%
Year ended 7/31/07                                    (4.36)      $24.32     17.67%
Year ended 7/31/06                                    (2.21)      $24.59      7.33%
Year ended 7/31/05                                    (1.38)      $25.09     21.24%
Year ended 7/31/04                                    (0.07)      $21.93     18.22%
-------------------------------------------------------------------------------------

                                                        Ratios/Supplemental Data
                                     --------------------------------------------------------------
                                                 Ratios of    Ratios of
                                        Net      Expenses     Expenses    Ratios of Net
                                      Assets,       to           to         Investment
                                      End of      Average      Average        Income      Portfolio
                                      Period        Net          Net        to Average     Turnover
                                      (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
----------------------------------------------------------------------------------------------------
All Cap Value Institutional Shares
Year ended 7/31/08                   $165,714      1.34%        1.19%          1.43%         43%
Year ended 7/31/07                   $223,709      1.31%        1.22%          1.40%         23%
Year ended 7/31/06                   $226,189      1.31%        1.29%          0.99%         40%
Year ended 7/31/05                   $270,131      1.30%        1.30%          0.41%         24%
Year ended 7/31/04                   $235,228      1.30%        1.30%          0.29%         17%
----------------------------------------------------------------------------------------------------
All Cap Value Class A Shares
Year ended 7/31/08                   $ 52,999      1.59%        1.44%          1.19%         43%
Year ended 7/31/07                   $ 44,717      1.56%        1.47%          1.14%         23%
Year ended 7/31/06                   $ 38,714      1.56%        1.54%          0.74%         40%
Year ended 7/31/05                   $ 39,433      1.55%        1.55%          0.15%         24%
Year ended 7/31/04                   $ 33,156      1.55%        1.55%          0.04%         17%
----------------------------------------------------------------------------------------------------
All Cap Value Class B Shares
Year ended 7/31/08                   $ 15,431      2.34%        2.19%          0.43%         43%
Year ended 7/31/07                   $ 23,974      2.31%        2.22%          0.40%         23%
Year ended 7/31/06                   $ 21,679      2.31%        2.29%         (0.01)%        40%
Year ended 7/31/05                   $ 22,278      2.30%        2.30%         (0.60)%        24%
Year ended 7/31/04                   $ 18,795      2.30%        2.30%         (0.71)%        17%
----------------------------------------------------------------------------------------------------
All Cap Value Class C Shares
Year ended 7/31/08                   $  8,647      2.34%        2.19%          0.43%         43%
Year ended 7/31/07                   $  8,150      2.31%        2.22%          0.40%         23%
Year ended 7/31/06                   $  4,455      2.31%        2.29%         (0.01)%        40%
Year ended 7/31/05                   $  4,553      2.30%        2.30%         (0.58)%        24%
Year ended 7/31/04                   $  3,824      2.30%        2.30%         (0.71)%        17%
----------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 178-179

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                   Change in Net Assets                        Less Dividends and
                                                                 Resulting from Operations                     Distributions from
                                                               -----------------------------                 ----------------------
                                                                                Net Realized
                                                                                    and
                                                                                 Unrealized      Change in
                                                   Net Asset                   Gains/(Losses)   Net Assets
                                                     Value,         Net             from         Resulting       Net         Net
                                                   Beginning     Investment      Investments       from      Investment   Realized
                                                   of Period   Income/(Loss)    Transactions    Operations     Income       Gains
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Institutional Shares
Year ended 7/31/08                                   $14.39       0.25##           (2.03)         (1.78)       (0.23)      (0.90)
Year ended 7/31/07                                   $14.72       0.22##@           1.80           2.02        (0.22)      (2.13)
Year ended 7/31/06                                   $15.08       0.21              1.07           1.28        (0.20)      (1.44)
Year ended 7/31/05                                   $13.52       0.18              1.95           2.13        (0.18)      (0.39)
Year ended 7/31/04                                   $11.85       0.15              2.08           2.23        (0.16)      (0.40)
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Class A Shares
Year ended 7/31/08                                   $14.35       0.21##           (2.03)         (1.82)       (0.19)      (0.90)
Year ended 7/31/07                                   $14.69       0.18##@           1.79           1.97        (0.18)      (2.13)
Year ended 7/31/06                                   $15.05       0.17              1.07           1.24        (0.16)      (1.44)
Year ended 7/31/05                                   $13.50       0.14              1.94           2.08        (0.14)      (0.39)
Year ended 7/31/04                                   $11.83       0.12              2.08           2.20        (0.13)      (0.40)
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Class B Shares
Year ended 7/31/08                                   $14.49       0.12##           (2.05)         (1.93)       (0.09)      (0.90)
Year ended 7/31/07                                   $14.81       0.08##@           1.80           1.88        (0.07)      (2.13)
Year ended 7/31/06                                   $15.17       0.06              1.08           1.14        (0.06)      (1.44)
Year ended 7/31/05                                   $13.61       0.04              1.95           1.99        (0.04)      (0.39)
Year ended 7/31/04                                   $11.93       0.03              2.09           2.12        (0.04)      (0.40)
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Class C Shares
Year ended 7/31/08                                   $14.21       0.11##           (2.01)         (1.90)       (0.09)      (0.90)
Year ended 7/31/07                                   $14.56       0.08##@           1.77           1.85        (0.07)      (2.13)
Year ended 7/31/06                                   $14.94       0.06              1.06           1.12        (0.06)      (1.44)
Year ended 7/31/05                                   $13.40       0.03              1.94           1.97        (0.04)      (0.39)
Year ended 7/31/04                                   $11.76       0.02              2.07           2.09        (0.05)      (0.40)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                     Net      Total
                                                       Total        Asset     Return
                                                     Dividends     Value,   (excludes
                                                        and        End of     sales
                                                   Distributions   Period    charge)
--------------------------------------------------------------------------------------
Disciplined Large Cap Value Institutional Shares
Year ended 7/31/08                                     (1.13)      $11.48    (13.52)%
Year ended 7/31/07                                     (2.35)      $14.39     14.52%@
Year ended 7/31/06                                     (1.64)      $14.72      9.29%
Year ended 7/31/05                                     (0.57)      $15.08     16.07%
Year ended 7/31/04                                     (0.56)      $13.52     19.22%
--------------------------------------------------------------------------------------
Disciplined Large Cap Value Class A Shares
Year ended 7/31/08                                     (1.09)      $11.44    (13.67)%
Year ended 7/31/07                                     (2.31)      $14.35     14.13%@
Year ended 7/31/06                                     (1.60)      $14.69      9.05%
Year ended 7/31/05                                     (0.53)      $15.05     15.74%
Year ended 7/31/04                                     (0.53)      $13.50     18.96%
--------------------------------------------------------------------------------------
Disciplined Large Cap Value Class B Shares
Year ended 7/31/08                                     (0.99)      $11.57    (14.40)%
Year ended 7/31/07                                     (2.20)      $14.49     13.38%@
Year ended 7/31/06                                     (1.50)      $14.81      8.22%
Year ended 7/31/05                                     (0.43)      $15.17     14.85%
Year ended 7/31/04                                     (0.44)      $13.61     18.07%
--------------------------------------------------------------------------------------
Disciplined Large Cap Value Class C Shares
Year ended 7/31/08                                     (0.99)      $11.32    (14.40)%
Year ended 7/31/07                                     (2.20)      $14.21     13.34%@
Year ended 7/31/06                                     (1.50)      $14.56      8.21%
Year ended 7/31/05                                     (0.43)      $14.94     14.96%
Year ended 7/31/04                                     (0.45)      $13.40     18.07%
--------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                   ---------------------------------------------------------------
                                                               Ratios of    Ratios of
                                                      Net      Expenses     Expenses    Ratios of Net
                                                    Assets,       to           to         Investment
                                                    End of      Average      Average        Income      Portfolio
                                                    Period        Net          Net        to Average     Turnover
                                                    (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Institutional Shares
Year ended 7/31/08                                 $487,006      1.08%        1.01%         1.88%          47%
Year ended 7/31/07                                 $649,497      1.07%        1.03%         1.50%          49%
Year ended 7/31/06                                 $581,507      1.07%        1.07%         1.40%          57%
Year ended 7/31/05                                 $574,251      1.07%        1.07%         1.27%          31%
Year ended 7/31/04                                 $632,120      1.07%        1.07%         1.27%          22%
------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Class A Shares
Year ended 7/31/08                                 $ 17,759      1.33%        1.26%         1.63%          47%
Year ended 7/31/07                                 $ 29,725      1.32%        1.27%         1.24%          49%
Year ended 7/31/06                                 $ 22,968      1.32%        1.32%         1.16%          57%
Year ended 7/31/05                                 $ 24,805      1.32%        1.32%         1.01%          31%
Year ended 7/31/04                                 $ 21,738      1.32%        1.32%         1.00%          22%
------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Class B Shares
Year ended 7/31/08                                 $  3,932      2.08%        2.01%         0.88%          47%
Year ended 7/31/07                                 $  5,872      2.07%        2.03%         0.50%          49%
Year ended 7/31/06                                 $  5,783      2.07%        2.07%         0.40%          57%
Year ended 7/31/05                                 $  5,739      2.07%        2.07%         0.26%          31%
Year ended 7/31/04                                 $  4,807      2.07%        2.07%         0.27%          22%
------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Class C Shares
Year ended 7/31/08                                 $  1,756      2.08%        2.01%         0.88%          47%
Year ended 7/31/07                                 $  2,533      2.07%        2.02%         0.50%          49%
Year ended 7/31/06                                 $  2,227      2.07%        2.07%         0.41%          57%
Year ended 7/31/05                                 $  2,313      2.07%        2.07%         0.26%          31%
Year ended 7/31/04                                 $  1,832      2.06%        2.06%         0.27%          22%
------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 180-181

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                     Change in Net Assets                      Less Dividends and
                                                                  Resulting from Operations                    Distributions from
                                                                 ---------------------------                  ---------------------
                                                                                 Net Realized
                                                                                      and
                                                                                  Unrealized      Change in
                                                    Net Asset                   Gains/(Losses)   Net Assets
                                                      Value,         Net             from         Resulting      Net         Net
                                                    Beginning    Investment       Investments       from      Investment   Realized
                                                    of Period   Income/(Loss)    Transactions    Operations     Income      Gains
-----------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Institutional Shares
Year ended 7/31/08                                    $16.95        0.14##          (2.22)         (2.08)       (0.13)      (0.08)
Year ended 7/31/07                                    $15.16        0.17##           1.80           1.97        (0.12)      (0.06)
Year ended 7/31/06                                    $14.61        0.17             0.72           0.89        (0.16)      (0.18)
Year ended 7/31/05                                    $13.20        0.18             1.76           1.94        (0.18)      (0.35)
Year ended 7/31/04                                    $11.84        0.12             1.36           1.48        (0.12)         --
-----------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Class A Shares
Year ended 7/31/08                                    $16.71        0.10##          (2.20)         (2.10)       (0.08)      (0.08)
Year ended 7/31/07                                    $14.96        0.12##           1.78           1.90        (0.09)      (0.06)
Year ended 7/31/06                                    $14.42        0.13             0.71           0.84        (0.12)      (0.18)
Year ended 7/31/05                                    $13.04        0.14             1.73           1.87        (0.14)      (0.35)
Year ended 7/31/04                                    $11.70        0.07             1.36           1.43        (0.09)         --
-----------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Class B Shares
Year ended 7/31/08                                    $16.69       (0.02)##         (2.18)         (2.20)          --       (0.08)
Year ended 7/31/07                                    $14.98          --##           1.78           1.78        (0.01)      (0.06)
Year ended 7/31/06                                    $14.46        0.01             0.72           0.73        (0.03)      (0.18)
Year ended 7/31/05                                    $13.08        0.04             1.74           1.78        (0.05)      (0.35)
Year ended 7/31/04                                    $11.75       (0.02)            1.36           1.34        (0.01)         --
-----------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Class C Shares
Year ended 7/31/08                                    $16.70       (0.02)##         (2.19)         (2.21)          --       (0.08)
Year ended 7/31/07                                    $14.98          --##           1.79           1.79        (0.01)      (0.06)
Year ended 7/31/06                                    $14.46        0.01             0.72           0.73        (0.03)      (0.18)
Year ended 7/31/05                                    $13.08        0.03             1.74           1.77        (0.04)      (0.35)
Year ended 7/31/04                                    $11.76       (0.01)            1.35           1.34        (0.02)         --
-----------------------------------------------------------------------------------------------------------------------------------

                                                                     Net       Total
                                                        Total       Asset     Return
                                                      Dividends     Value,   (excludes
                                                         and        End of     sales
                                                    Distributions   Period    charge)
--------------------------------------------------------------------------------------
Structured Large Cap Plus Institutional Shares
Year ended 7/31/08                                      (0.21)      $14.66   (12.31)%
Year ended 7/31/07                                      (0.18)      $16.95    12.94%
Year ended 7/31/06                                      (0.34)      $15.16     6.12%
Year ended 7/31/05                                      (0.53)      $14.61    14.92%
Year ended 7/31/04                                      (0.12)      $13.20    12.50%
--------------------------------------------------------------------------------------
Structured Large Cap Plus Class A Shares
Year ended 7/31/08                                      (0.16)      $14.45   (12.65)%
Year ended 7/31/07                                      (0.15)      $16.71    12.70%
Year ended 7/31/06                                      (0.30)      $14.96     5.84%
Year ended 7/31/05                                      (0.49)      $14.42    14.58%
Year ended 7/31/04                                      (0.09)      $13.04    12.21%
--------------------------------------------------------------------------------------
Structured Large Cap Plus Class B Shares
Year ended 7/31/08                                      (0.08)      $14.41   (13.24)%
Year ended 7/31/07                                      (0.07)      $16.69    11.86%
Year ended 7/31/06                                      (0.21)      $14.98     5.07%
Year ended 7/31/05                                      (0.40)      $14.46    13.67%
Year ended 7/31/04                                      (0.01)      $13.08    11.47%
--------------------------------------------------------------------------------------
Structured Large Cap Plus Class C Shares
Year ended 7/31/08                                      (0.08)      $14.41   (13.29)%
Year ended 7/31/07                                      (0.07)      $16.70    11.93%
Year ended 7/31/06                                      (0.21)      $14.98     5.07%
Year ended 7/31/05                                      (0.39)      $14.46    13.73%
Year ended 7/31/04                                      (0.02)      $13.08    11.38%
--------------------------------------------------------------------------------------

                                                                       Ratios/Supplemental Data
                                                    ---------------------------------------------------------------
                                                                Ratios of     Ratios of
                                                       Net      Expenses      Expenses    Ratios of Net
                                                     Assets,       to            to         Investment
                                                     End of      Average       Average        Income      Portfolio
                                                     Period        Net           Net        to Average     Turnover
                                                     (000's)   Assets (a)    Assets (b)     Net Assets     Rate (d)
-------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Institutional Shares
Year ended 7/31/08                                  $133,506     1.76%+        1.51%+         0.89%           99%
Year ended 7/31/07                                  $180,126     1.02%+        0.92%+         0.99%          141%
Year ended 7/31/06                                  $166,510     1.03%         0.92%          1.09%          126%
Year ended 7/31/05                                  $169,723     1.05%         0.92%          1.17%          102%
Year ended 7/31/04                                  $ 90,222     1.04%         0.92%          0.84%          101%
-------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Class A Shares
Year ended 7/31/08                                  $ 12,505     2.01%+        1.76%+         0.63%           99%
Year ended 7/31/07                                  $ 18,972     1.27%+        1.17%+         0.75%          141%
Year ended 7/31/06                                  $ 20,923     1.27%         1.17%          0.85%          126%
Year ended 7/31/05                                  $ 24,026     1.31%         1.17%          0.99%          102%
Year ended 7/31/04                                  $ 25,573     1.29%         1.17%          0.58%          101%
-------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Class B Shares
Year ended 7/31/08                                  $    723     2.76%+        2.51%+        (0.11)%          99%
Year ended 7/31/07                                  $  1,044     2.03%+        1.92%+        (0.01)%         141%
Year ended 7/31/06                                  $    953     2.03%         1.92%          0.09%          126%
Year ended 7/31/05                                  $  1,007     2.06%         1.92%          0.18%          102%
Year ended 7/31/04                                  $    783     2.04%         1.92%         (0.17)%         101%
-------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Class C Shares
Year ended 7/31/08                                  $     75     2.76%+        2.51%+        (0.11)%          99%
Year ended 7/31/07                                  $    125     2.03%+        1.92%+        (0.02)%         141%
Year ended 7/31/06                                  $    112     2.02%         1.92%          0.13%          126%
Year ended 7/31/05                                  $    193     2.06%         1.92%          0.21%          102%
Year ended 7/31/04                                  $    158     2.03%         1.92%         (0.23)%         101%
-------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 182-183

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                        Change in Net Assets                       Less Dividends and
                                                      Resulting from Operations                    Distributions from
                                                   ------------------------------                ----------------------
                                                                    Net Realized
                                                                         and
                                                                     Unrealized      Change in
                                       Net Asset                   Gains/(Losses)   Net Assets
                                         Value,         Net             from        Resulting        Net         Net
                                       Beginning     Investment      Investments       from      Investment   Realized
                                       of Period   Income/(Loss)    Transactions    Operations     Income       Gains
-----------------------------------------------------------------------------------------------------------------------
Equity Index Institutional Shares
Year ended 7/31/08                       $27.60        0.52##          (3.58)         (3.06)       (0.49)        --
Year ended 7/31/07                       $24.24        0.50##           3.35           3.85        (0.49)        --
Year ended 7/31/06                       $23.46        0.42##           0.79           1.21        (0.43)        --
Year ended 7/31/05                       $21.01        0.44##           2.45           2.89        (0.44)        --
Year ended 7/31/04                       $18.93        0.29##           2.12           2.41        (0.33)        --
-----------------------------------------------------------------------------------------------------------------------
Equity Index Class A Shares
Year ended 7/31/08                       $27.51        0.46##          (3.58)         (3.12)       (0.42)        --
Year ended 7/31/07                       $24.16        0.43##           3.34           3.77        (0.42)        --
Year ended 7/31/06                       $23.38        0.36##           0.80           1.16        (0.38)        --
Year ended 7/31/05                       $20.94        0.37##           2.46           2.83        (0.39)        --
Year ended 7/31/04                       $18.87        0.25##           2.10           2.35        (0.28)        --
-----------------------------------------------------------------------------------------------------------------------
Equity Index Class B Shares
Year ended 7/31/08                       $27.34        0.26##          (3.56)         (3.30)       (0.20)        --
Year ended 7/31/07                       $24.01        0.22##           3.33           3.55        (0.22)        --
Year ended 7/31/06                       $23.24        0.18##           0.79           0.97        (0.20)        --
Year ended 7/31/05                       $20.83        0.20##           2.44           2.64        (0.23)        --
Year ended 7/31/04                       $18.78        0.09##           2.09           2.18        (0.13)        --
-----------------------------------------------------------------------------------------------------------------------
Equity Index Class C Shares
Year ended 7/31/08                       $27.37        0.26##          (3.57)         (3.31)       (0.20)        --
Year ended 7/31/07                       $24.03        0.22##           3.34           3.56        (0.22)        --
Year ended 7/31/06                       $23.26        0.18##           0.78           0.96        (0.19)        --
Year ended 7/31/05                       $20.84        0.20##           2.44           2.64        (0.22)        --
Year ended 7/31/04                       $18.78        0.09##           2.10           2.19        (0.13)        --
-----------------------------------------------------------------------------------------------------------------------
Equity Index Select Shares
Year ended 7/31/08                       $27.59        0.50##          (3.58)         (3.08)       (0.46)        --
Year ended 7/31/07                       $24.23        0.47##           3.35           3.82        (0.46)        --
Year ended 7/31/06                       $23.45        0.40##           0.80           1.20        (0.42)        --
Year ended 7/31/05                       $21.00        0.41##           2.47           2.88        (0.43)        --
10/20/03(c) to 7/31/04                   $19.86        0.22##           1.18           1.40        (0.26)        --
-----------------------------------------------------------------------------------------------------------------------
Equity Index Preferred Shares
Year ended 7/31/08                       $27.59        0.48##          (3.58)         (3.10)       (0.44)        --
Year ended 7/31/07                       $24.23        0.45##           3.37           3.82        (0.46)        --
Year ended 7/31/06                       $23.45        0.39##           0.79           1.18        (0.40)        --
Year ended 7/31/05                       $21.01        0.43##           2.41           2.84        (0.40)        --
10/20/03(c) to 7/31/04                   $19.86        0.22##           1.18           1.40        (0.25)        --
-----------------------------------------------------------------------------------------------------------------------
Equity Index Trust Shares
Year ended 7/31/08                       $27.60        0.46##          (3.60)         (3.14)       (0.41)        --
Year ended 7/31/07                       $24.23        0.43##           3.36           3.79        (0.42)        --
Year ended 7/31/06                       $23.45        0.36##           0.79           1.15        (0.37)        --
Year ended 7/31/05                       $21.01        0.37##           2.46           2.83        (0.39)        --
10/20/03(c) to 7/31/04                   $19.86        0.20##           1.18           1.38        (0.23)        --
-----------------------------------------------------------------------------------------------------------------------

                                                                     Net      Total
                                                       Total        Asset     Return
                                                     Dividends     Value,   (excludes
                                                        and        End of     sales
                                                   Distributions   Period    charge)
--------------------------------------------------------------------------------------
Equity Index Institutional Shares
Year ended 7/31/08                                     (0.49)      $24.05    (11.27)%
Year ended 7/31/07                                     (0.49)      $27.60     15.92%
Year ended 7/31/06                                     (0.43)      $24.24      5.21%
Year ended 7/31/05                                     (0.44)      $23.46     13.86%
Year ended 7/31/04                                     (0.33)      $21.01     12.75%
--------------------------------------------------------------------------------------
Equity Index Class A Shares
Year ended 7/31/08                                     (0.42)      $23.97    (11.51)%
Year ended 7/31/07                                     (0.42)      $27.51     15.65%
Year ended 7/31/06                                     (0.38)      $24.16      4.97%
Year ended 7/31/05                                     (0.39)      $23.38     13.58%
Year ended 7/31/04                                     (0.28)      $20.94     12.48%
--------------------------------------------------------------------------------------
Equity Index Class B Shares
Year ended 7/31/08                                     (0.20)      $23.84    (12.15)%
Year ended 7/31/07                                     (0.22)      $27.34     14.79%
Year ended 7/31/06                                     (0.20)      $24.01      4.17%
Year ended 7/31/05                                     (0.23)      $23.24     12.74%
Year ended 7/31/04                                     (0.13)      $20.83     11.64%
--------------------------------------------------------------------------------------
Equity Index Class C Shares
Year ended 7/31/08                                     (0.20)      $23.86    (12.17)%
Year ended 7/31/07                                     (0.22)      $27.37     14.81%
Year ended 7/31/06                                     (0.19)      $24.03      4.15%
Year ended 7/31/05                                     (0.22)      $23.26     12.72%
Year ended 7/31/04                                     (0.13)      $20.84     11.66%
--------------------------------------------------------------------------------------
Equity Index Select Shares
Year ended 7/31/08                                     (0.46)      $24.05    (11.32)%
Year ended 7/31/07                                     (0.46)      $27.59     15.83%
Year ended 7/31/06                                     (0.42)      $24.23      5.13%
Year ended 7/31/05                                     (0.43)      $23.45     13.79%
10/20/03(c) to 7/31/04                                 (0.26)      $21.00      7.03%*
--------------------------------------------------------------------------------------
Equity Index Preferred Shares
Year ended 7/31/08                                     (0.44)      $24.05    (11.38)%
Year ended 7/31/07                                     (0.46)      $27.59     15.76%
Year ended 7/31/06                                     (0.40)      $24.23      5.06%
Year ended 7/31/05                                     (0.40)      $23.45     13.62%
10/20/03(c) to 7/31/04                                 (0.25)      $21.01      7.03%*
--------------------------------------------------------------------------------------
Equity Index Trust Shares
Year ended 7/31/08                                     (0.41)      $24.05    (11.51)%
Year ended 7/31/07                                     (0.42)      $27.60     15.69%
Year ended 7/31/06                                     (0.37)      $24.23      4.95%
Year ended 7/31/05                                     (0.39)      $23.45     13.53%
10/20/03(c) to 7/31/04                                 (0.23)      $21.01      6.95%*
--------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                       ---------------------------------------------------------------
                                                   Ratios of    Ratios of
                                          Net      Expenses     Expenses    Ratios of Net
                                        Assets,       to           to         Investment
                                        End of      Average      Average        Income      Portfolio
                                        Period        Net          Net        to Average     Turnover
                                        (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
------------------------------------------------------------------------------------------------------
Equity Index Institutional Shares
Year ended 7/31/08                     $169,016     0.60%        0.19%         1.97%            4%
Year ended 7/31/07                     $193,180     0.61%        0.19%         1.84%            4%
Year ended 7/31/06                     $184,177     0.60%        0.19%         1.75%            6%
Year ended 7/31/05                     $168,279     0.62%        0.19%         1.97%            4%
Year ended 7/31/04                     $193,734     0.58%        0.27%         1.43%           14%
------------------------------------------------------------------------------------------------------
Equity Index Class A Shares
Year ended 7/31/08                     $ 55,640     0.85%        0.44%         1.71%            4%
Year ended 7/31/07                     $ 65,640     0.86%        0.44%         1.59%            4%
Year ended 7/31/06                     $ 65,204     0.85%        0.44%         1.52%            6%
Year ended 7/31/05                     $ 70,261     0.87%        0.44%         1.69%            4%
Year ended 7/31/04                     $ 72,944     0.86%        0.47%         1.19%           14%
------------------------------------------------------------------------------------------------------
Equity Index Class B Shares
Year ended 7/31/08                     $  3,029     1.60%        1.19%         0.97%            4%
Year ended 7/31/07                     $  3,961     1.61%        1.19%         0.84%            4%
Year ended 7/31/06                     $  4,229     1.60%        1.19%         0.76%            6%
Year ended 7/31/05                     $  4,399     1.63%        1.19%         0.93%            4%
Year ended 7/31/04                     $  3,776     1.60%        1.23%         0.44%           14%
------------------------------------------------------------------------------------------------------
Equity Index Class C Shares
Year ended 7/31/08                     $  1,876     1.60%        1.19%         0.97%            4%
Year ended 7/31/07                     $  2,223     1.61%        1.19%         0.83%            4%
Year ended 7/31/06                     $  1,998     1.60%        1.19%         0.77%            6%
Year ended 7/31/05                     $  2,301     1.63%        1.19%         0.90%            4%
Year ended 7/31/04                     $  1,990     1.60%        1.23%         0.44%           14%
------------------------------------------------------------------------------------------------------
Equity Index Select Shares
Year ended 7/31/08                     $ 11,175     0.68%        0.27%         1.87%            4%
Year ended 7/31/07                     $ 17,852     0.69%        0.27%         1.76%            4%
Year ended 7/31/06                     $ 17,558     0.68%        0.27%         1.67%            6%
Year ended 7/31/05                     $ 18,690     0.71%        0.27%         1.83%            4%
10/20/03(c) to 7/31/04                 $ 14,315     0.69%**      0.27%**       1.32%**         14%
------------------------------------------------------------------------------------------------------
Equity Index Preferred Shares
Year ended 7/31/08                     $ 56,847     0.75%        0.34%         1.81%            4%
Year ended 7/31/07                     $ 69,251     0.76%        0.34%         1.68%            4%
Year ended 7/31/06                     $ 64,939     0.75%        0.34%         1.62%            6%
Year ended 7/31/05                     $ 78,132     0.77%        0.34%         1.98%            4%
10/20/03(c) to 7/31/04                 $165,845     0.76%**      0.34%**       1.31%**         14%
------------------------------------------------------------------------------------------------------
Equity Index Trust Shares
Year ended 7/31/08                     $ 53,924     0.85%        0.44%         1.72%            4%
Year ended 7/31/07                     $ 68,661     0.86%        0.44%         1.59%            4%
Year ended 7/31/06                     $ 67,747     0.85%        0.44%         1.52%            6%
Year ended 7/31/05                     $ 76,295     0.87%        0.44%         1.69%            4%
10/20/03(c) to 7/31/04                 $ 80,759     0.86%**      0.44%**       1.22%**         14%
------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 184-185

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                             Change in Net Assets                       Less Dividends and
                                                           Resulting from Operations                    Distributions from
                                                        ------------------------------                ----------------------
                                                                         Net Realized
                                                                              and
                                                                          Unrealized     Change in
                                            Net Asset                   Gains/(Losses)   Net Assets
                                              Value,         Net             from        Resulting        Net         Net
                                            Beginning     Investment      Investments       from      Investment   Realized
                                            of Period   Income/(Loss)    Transactions    Operations     Income       Gains
----------------------------------------------------------------------------------------------------------------------------
International Equity Institutional Shares
Year ended 7/31/08                            $15.55        0.45##          (2.30)         (1.85)       (0.46)      (1.00)
Year ended 7/31/07                            $12.83        0.18##@          2.92           3.10        (0.11)      (0.27)
Year ended 7/31/06                            $10.79        0.15##           2.37           2.52        (0.20)      (0.28)
Year ended 7/31/05                            $ 9.32        0.13             1.54           1.67        (0.20)         --
Year ended 7/31/04                            $ 7.79        0.06##           1.61           1.67        (0.14)         --
----------------------------------------------------------------------------------------------------------------------------
International Equity Class A Shares
Year ended 7/31/08                            $15.54        0.40##          (2.28)         (1.88)       (0.43)      (1.00)
Year ended 7/31/07                            $12.84        0.15##@          2.92           3.07        (0.10)      (0.27)
Year ended 7/31/06                            $10.80        0.13##           2.36           2.49        (0.17)      (0.28)
Year ended 7/31/05                            $ 9.33        0.10             1.54           1.64        (0.17)         --
Year ended 7/31/04                            $ 7.81        0.05##           1.59           1.64        (0.12)         --
----------------------------------------------------------------------------------------------------------------------------
International Equity Class B Shares
Year ended 7/31/08                            $15.21        0.29##          (2.23)         (1.94)       (0.32)      (1.00)
Year ended 7/31/07                            $12.64        0.04##@          2.86           2.90        (0.06)      (0.27)
Year ended 7/31/06                            $10.66        0.04##           2.32           2.36        (0.10)      (0.28)
Year ended 7/31/05                            $ 9.23        0.02             1.52           1.54        (0.11)         --
Year ended 7/31/04                            $ 7.71       (0.02)##          1.59           1.57        (0.05)         --
----------------------------------------------------------------------------------------------------------------------------
International Equity Class C Shares
Year ended 7/31/08                            $14.81        0.30##          (2.18)         (1.88)       (0.32)      (1.00)
Year ended 7/31/07                            $12.31        0.02##@          2.81           2.83        (0.06)      (0.27)
Year ended 7/31/06                            $10.39        0.03##           2.28           2.31        (0.11)      (0.28)
Year ended 7/31/05                            $ 8.99        0.02             1.49           1.51        (0.11)         --
Year ended 7/31/04                            $ 7.50       (0.02)##          1.54           1.52        (0.03)         --
----------------------------------------------------------------------------------------------------------------------------

                                                                     Net      Total
                                                       Total        Asset     Return
                                                     Dividends     Value,   (excludes
                                                        and        End of     sales
                                                   Distributions   Period    charge)
--------------------------------------------------------------------------------------
International Equity Institutional Shares
Year ended 7/31/08                                     (1.46)      $12.24    (13.56)%
Year ended 7/31/07                                     (0.38)      $15.55     24.57%@
Year ended 7/31/06                                     (0.48)      $12.83     23.86%
Year ended 7/31/05                                     (0.20)      $10.79     17.99%
Year ended 7/31/04                                     (0.14)      $ 9.32     21.56%
--------------------------------------------------------------------------------------
International Equity Class A Shares
Year ended 7/31/08                                     (1.43)      $12.23    (13.81)%
Year ended 7/31/07                                     (0.37)      $15.54     24.35%@
Year ended 7/31/06                                     (0.45)      $12.84     23.53%
Year ended 7/31/05                                     (0.17)      $10.80     17.79%
Year ended 7/31/04                                     (0.12)      $ 9.33     21.11%
--------------------------------------------------------------------------------------
International Equity Class B Shares
Year ended 7/31/08                                     (1.32)      $11.95    (14.45)%
Year ended 7/31/07                                     (0.33)      $15.21     23.36%@
Year ended 7/31/06                                     (0.38)      $12.64     22.59%
Year ended 7/31/05                                     (0.11)      $10.66     16.76%
Year ended 7/31/04                                     (0.05)      $ 9.23     20.43%
--------------------------------------------------------------------------------------
International Equity Class C Shares
Year ended 7/31/08                                     (1.32)      $11.61    (14.43)%
Year ended 7/31/07                                     (0.33)      $14.81     23.40%@
Year ended 7/31/06                                     (0.39)      $12.31     22.61%
Year ended 7/31/05                                     (0.11)      $10.39     16.83%
Year ended 7/31/04                                     (0.03)      $ 8.99     20.32%
--------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                            --------------------------------------------------------------
                                                        Ratios of    Ratios of
                                               Net      Expenses     Expenses    Ratios of Net
                                             Assets,       to           to         Investment
                                             End of      Average      Average        Income      Portfolio
                                             Period        Net          Net        to Average     Turnover
                                             (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
-----------------------------------------------------------------------------------------------------------
International Equity Institutional Shares
Year ended 7/31/08                          $420,993      1.36%        1.26%         3.13%          155%
Year ended 7/31/07                          $469,183      1.36%        1.35%         1.29%           20%
Year ended 7/31/06                          $434,572      1.37%        1.35%         1.24%           23%
Year ended 7/31/05                          $282,476      1.39%        1.35%         1.15%           21%
Year ended 7/31/04                          $324,852      1.42%        1.36%         0.61%           50%
-----------------------------------------------------------------------------------------------------------
International Equity Class A Shares
Year ended 7/31/08                          $ 20,160      1.60%        1.50%         2.80%          155%
Year ended 7/31/07                          $ 21,533      1.61%        1.60%         1.06%           20%
Year ended 7/31/06                          $ 27,725      1.62%        1.60%         1.03%           23%
Year ended 7/31/05                          $ 20,509      1.64%        1.60%         0.88%           21%
Year ended 7/31/04                          $ 22,999      1.67%        1.61%         0.51%           50%
-----------------------------------------------------------------------------------------------------------
International Equity Class B Shares
Year ended 7/31/08                          $  2,177      2.36%        2.26%         2.10%          155%
Year ended 7/31/07                          $  2,677      2.35%        2.35%         0.32%           20%
Year ended 7/31/06                          $  2,060      2.37%        2.35%         0.32%           23%
Year ended 7/31/05                          $  1,280      2.39%        2.35%         0.23%           21%
Year ended 7/31/04                          $    793      2.42%        2.36%        (0.21)%          50%
-----------------------------------------------------------------------------------------------------------
International Equity Class C Shares
Year ended 7/31/08                          $    721      2.36%        2.26%         2.19%          155%
Year ended 7/31/07                          $    878      2.35%        2.35%         0.16%           20%
Year ended 7/31/06                          $  1,139      2.37%        2.35%         0.29%           23%
Year ended 7/31/05                          $    962      2.39%        2.35%         0.26%           21%
Year ended 7/31/04                          $    555      2.42%        2.36%        (0.22)%          50%
-----------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 186-187

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                  Change in Net Assets                       Less Dividends and
                                                               Resulting from Operations                     Distributions from
                                                             ------------------------------                ----------------------
                                                                              Net Realized
                                                                                  and
                                                                               Unrealized      Change in
                                                 Net Asset                   Gains/(Losses)   Net Assets
                                                   Value,         Net             from         Resulting       Net         Net
                                                 Beginning     Investment      Investment        from      Investment   Realized
                                                 of Period   Income/(Loss)    Transactions    Operations     Income       Gains
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Institutional Shares
Year ended 7/31/08                                 $11.18        0.55##          (1.41)         (0.85)       (0.61)      (0.33)
Year ended 7/31/07                                 $11.28        0.55##           0.01           0.56        (0.55)      (0.11)
Year ended 7/31/06                                 $11.54        0.52##          (0.23)          0.29        (0.52)      (0.03)
Year ended 7/31/05                                 $11.15        0.51             0.39           0.90        (0.50)      (0.01)
Year ended 7/31/04                                 $10.91        0.51             0.25           0.76        (0.52)         --
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Class A Shares
Year ended 7/31/08                                 $11.15        0.53##          (1.41)         (0.87)       (0.58)      (0.33)
Year ended 7/31/07                                 $11.25        0.52##           0.02           0.54        (0.52)      (0.12)
Year ended 7/31/06                                 $11.51        0.48##          (0.22)          0.26        (0.49)      (0.03)
Year ended 7/31/05                                 $11.12        0.49             0.38           0.87        (0.47)      (0.01)
4/1/04(c) to 7/31/04                               $11.65        0.17            (0.54)         (0.37)       (0.16)         --
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Class B Shares
Year ended 7/31/08                                 $11.15        0.45##          (1.41)         (0.96)       (0.50)      (0.33)
Year ended 7/31/07                                 $11.25        0.43##           0.02           0.45        (0.44)      (0.11)
Year ended 7/31/06                                 $11.51        0.40##          (0.23)          0.17        (0.40)      (0.03)
Year ended 7/31/05                                 $11.12        0.40             0.39           0.79        (0.39)      (0.01)
4/1/04(c) to 7/31/04                               $11.65        0.15            (0.54)         (0.39)       (0.14)         --
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Class C Shares
Year ended 7/31/08                                 $11.07        0.45##          (1.40)         (0.95)       (0.50)      (0.33)
Year ended 7/31/07                                 $11.17        0.43##           0.02           0.45        (0.44)      (0.11)
Year ended 7/31/06                                 $11.43        0.40##          (0.23)          0.17        (0.40)      (0.03)
Year ended 7/31/05                                 $11.05        0.39             0.39           0.78        (0.39)      (0.01)
Year ended 7/31/04                                 $10.82        0.39             0.25           0.64        (0.41)         --
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Net      Total
                                                     Total        Asset    Return
                                                   Dividends     Value,   (excludes
                                                      and        End of     sales
                                                 Distributions   Period    charge)
------------------------------------------------------------------------------------
Strategic Income Institutional Shares
Year ended 7/31/08                                   (0.94)      $ 9.38    (8.30)%
Year ended 7/31/07                                   (0.66)      $11.18     4.97%
Year ended 7/31/06                                   (0.55)      $11.28     2.61%
Year ended 7/31/05                                   (0.51)      $11.54     8.21%
Year ended 7/31/04                                   (0.52)      $11.15     7.04%
------------------------------------------------------------------------------------
Strategic Income Class A Shares
Year ended 7/31/08                                   (0.91)      $ 9.36    (8.46)%
Year ended 7/31/07                                   (0.64)      $11.15     4.72%
Year ended 7/31/06                                   (0.52)      $11.25     2.36%
Year ended 7/31/05                                   (0.48)      $11.51     7.96%
4/1/04(c) to 7/31/04                                 (0.16)      $11.12    (3.15)%*
------------------------------------------------------------------------------------
Strategic Income Class B Shares
Year ended 7/31/08                                   (0.83)      $ 9.36    (9.15)%
Year ended 7/31/07                                   (0.55)      $11.15     3.94%
Year ended 7/31/06                                   (0.43)      $11.25     1.60%
Year ended 7/31/05                                   (0.40)      $11.51     7.16%
4/1/04(c) to 7/31/04                                 (0.14)      $11.12    (3.36)%*
------------------------------------------------------------------------------------
Strategic Income Class C Shares
Year ended 7/31/08                                   (0.83)      $ 9.29    (9.12)%
Year ended 7/31/07                                   (0.55)      $11.07     3.98%
Year ended 7/31/06                                   (0.43)      $11.17     1.62%
Year ended 7/31/05                                   (0.40)      $11.43     7.12%
Year ended 7/31/04                                   (0.41)      $11.05     6.07%
------------------------------------------------------------------------------------

                                                                       Ratios/Supplemental Data
                                                 ---------------------------------------------------------------
                                                             Ratios of    Ratios of
                                                    Net      Expenses     Expenses    Ratios of Net
                                                  Assets,       to           to        Investment
                                                  End of      Average      Average        Income      Portfolio
                                                  Period        Net          Net        to Average     Turnover
                                                  (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
----------------------------------------------------------------------------------------------------------------
Strategic Income Institutional Shares
Year ended 7/31/08                               $ 90,639      1.35%       0.96%          5.28%          32%
Year ended 7/31/07                               $116,454      1.34%       1.06%          4.75%          18%
Year ended 7/31/06                               $107,130      1.34%       1.31%          4.56%           8%
Year ended 7/31/05                               $ 97,921      1.36%       1.36%          4.47%          17%
Year ended 7/31/04                               $ 90,995      1.33%       1.33%          4.64%          36%
----------------------------------------------------------------------------------------------------------------
Strategic Income Class A Shares
Year ended 7/31/08                               $ 14,768      1.60%       1.21%          5.21%          32%
Year ended 7/31/07                               $  4,904      1.59%       1.31%          4.49%          18%
Year ended 7/31/06                               $  4,429      1.59%       1.56%          4.30%           8%
Year ended 7/31/05                               $  4,423      1.62%       1.62%          4.25%          17%
4/1/04(c) to 7/31/04                             $    954      1.63%**     1.63%**        5.02%**        36%
----------------------------------------------------------------------------------------------------------------
Strategic Income Class B Shares
Year ended 7/31/08                               $    979      2.35%       1.96%          4.27%          32%
Year ended 7/31/07                               $  1,528      2.34%       2.05%          3.76%          18%
Year ended 7/31/06                               $  1,588      2.34%       2.31%          3.57%           8%
Year ended 7/31/05                               $  1,909      2.37%       2.37%          3.49%          17%
4/1/04(c) to 7/31/04                             $    389      2.37%**     2.37%**        4.27%**        36%
----------------------------------------------------------------------------------------------------------------
Strategic Income Class C Shares
Year ended 7/31/08                               $  9,780      2.35%       1.96%          4.26%          32%
Year ended 7/31/07                               $ 15,676      2.34%       2.06%          3.75%          18%
Year ended 7/31/06                               $ 20,019      2.34%       2.32%          3.53%           8%
Year ended 7/31/05                               $ 29,176      2.35%       2.35%          3.47%          17%
Year ended 7/31/04                               $ 39,298      2.33%       2.33%          3.62%          36%
----------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 188-189

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                      Change in Net Assets                                     Less Dividends and
                                                   Resulting from Operations                                   Distributions from
                                                   -------------------------                                 ----------------------
                                                                                Net Realized
                                                                                    and
                                                                                 Unrealized      Change in
                                                   Net Asset                   Gains/(Losses)   Net Assets
                                                     Value,         Net             from         Resulting       Net         Net
                                                   Beginning    Investment       Investments       from      Investment   Realized
                                                   of Period   Income/(Loss)    Transactions    Operations     Income       Gains
-----------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Institutional Shares
Year ended 7/31/08                                   $16.58       0.20###          (1.56)#        (1.36)       (0.49)      (1.16)
Year ended 7/31/07                                   $14.58       0.14###           2.39#          2.53        (0.12)      (0.41)
Year ended 7/31/06                                   $14.36       0.21#             0.52#          0.73        (0.20)      (0.31)
Year ended 7/31/05                                   $12.49       0.16#             1.94#          2.10        (0.15)      (0.08)
Year ended 7/31/04                                   $11.35       0.14#             1.31#          1.45        (0.13)      (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class A Shares
Year ended 7/31/08                                   $16.51       0.18###          (1.58)#        (1.40)       (0.46)      (1.16)
Year ended 7/31/07                                   $14.53       0.10###           2.38#          2.48        (0.09)      (0.41)
Year ended 7/31/06                                   $14.32       0.17#             0.51#          0.68        (0.16)      (0.31)
Year ended 7/31/05                                   $12.45       0.12#             1.95#          2.07        (0.12)      (0.08)
Year ended 7/31/04                                   $11.33       0.11#             1.30#          1.41        (0.11)      (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class B Shares
Year ended 7/31/08                                   $16.11       0.06###          (1.52)#        (1.46)       (0.37)      (1.16)
Year ended 7/31/07                                   $14.24      (0.02)###          2.33#          2.31        (0.02)      (0.42)
Year ended 7/31/06                                   $14.08       0.06#             0.51#          0.57        (0.10)      (0.31)
Year ended 7/31/05                                   $12.30       0.03#             1.90#          1.93        (0.07)      (0.08)
Year ended 7/31/04                                   $11.26       0.05#             1.27#          1.32        (0.10)      (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class C Shares
Year ended 7/31/08                                   $16.11       0.05###          (1.52)#        (1.47)       (0.37)      (1.16)
Year ended 7/31/07                                   $14.24      (0.04)###          2.35#          2.31        (0.03)      (0.41)
Year ended 7/31/06                                   $14.08       0.06#             0.51#          0.57        (0.10)      (0.31)
Year ended 7/31/05                                   $12.30       0.03#             1.90#          1.93        (0.07)      (0.08)
Year ended 7/31/04                                   $11.26       0.03#             1.28#          1.31        (0.09)      (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Institutional Shares
Year ended 7/31/08                                   $15.44       0.29###          (1.32)#        (1.03)       (0.45)      (1.11)
Year ended 7/31/07                                   $13.98       0.25###           1.84#          2.09        (0.26)      (0.37)
Year ended 7/31/06                                   $13.91       0.28#             0.34#          0.62        (0.28)      (0.27)
Year ended 7/31/05                                   $12.48       0.22#             1.50#          1.72        (0.21)      (0.08)
Year ended 7/31/04                                   $11.59       0.19#             1.03#          1.22        (0.19)      (0.14)
-----------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class A Shares
Year ended 7/31/08                                   $15.42       0.27###          (1.34)#        (1.07)       (0.41)      (1.11)
Year ended 7/31/07                                   $13.96       0.21###           1.83#          2.04        (0.22)      (0.36)
Year ended 7/31/06                                   $13.89       0.26#             0.33#          0.59        (0.25)      (0.27)
Year ended 7/31/05                                   $12.47       0.19#             1.49#          1.68        (0.18)      (0.08)
Year ended 7/31/04                                   $11.58       0.16#             1.04#          1.20        (0.17)      (0.14)
-----------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class B Shares
Year ended 7/31/08                                   $15.34       0.17###          (1.33)#        (1.16)       (0.35)      (1.11)
Year ended 7/31/07                                   $13.90       0.10###           1.82#          1.92        (0.11)      (0.37)
Year ended 7/31/06                                   $13.83       0.15#             0.34#          0.49        (0.15)      (0.27)
Year ended 7/31/05                                   $12.42       0.09#             1.48#          1.57        (0.08)      (0.08)
Year ended 7/31/04                                   $11.55       0.07#             1.03#          1.10        (0.09)      (0.14)
-----------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class C Shares
Year ended 7/31/08                                   $15.34       0.19###          (1.36)#        (1.17)       (0.35)      (1.11)
Year ended 7/31/07                                   $13.89       0.10###           1.83#          1.93        (0.11)      (0.37)
Year ended 7/31/06                                   $13.83       0.15#             0.33#          0.48        (0.15)      (0.27)
Year ended 7/31/05                                   $12.41       0.09#             1.49#          1.58        (0.08)      (0.08)
Year ended 7/31/04                                   $11.55       0.07#             1.02#          1.09        (0.09)      (0.14)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                     Net      Total
                                                       Total        Asset     Return
                                                     Dividends     Value,   (excludes
                                                        and        End of     sales
                                                   Distributions   Period    charge)
--------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Institutional Shares
Year ended 7/31/08                                     (1.65)      $13.57     (9.45)%
Year ended 7/31/07                                     (0.53)      $16.58     17.59%
Year ended 7/31/06                                     (0.51)      $14.58      5.13%
Year ended 7/31/05                                     (0.23)      $14.36     16.91%
Year ended 7/31/04                                     (0.31)      $12.49     12.83%
--------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class A Shares
Year ended 7/31/08                                     (1.62)      $13.49     (9.74)%
Year ended 7/31/07                                     (0.50)      $16.51     17.29%
Year ended 7/31/06                                     (0.47)      $14.53      4.80%
Year ended 7/31/05                                     (0.20)      $14.32     16.59%
Year ended 7/31/04                                     (0.29)      $12.45     12.49%
--------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class B Shares
Year ended 7/31/08                                     (1.53)      $13.12    (10.41)%
Year ended 7/31/07                                     (0.44)      $16.11     16.44%
Year ended 7/31/06                                     (0.41)      $14.24      4.10%
Year ended 7/31/05                                     (0.15)      $14.08     15.73%
Year ended 7/31/04                                     (0.28)      $12.30     11.70%
--------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class C Shares
Year ended 7/31/08                                     (1.53)      $13.11    (10.44)%
Year ended 7/31/07                                     (0.44)      $16.11     16.45%
Year ended 7/31/06                                     (0.41)      $14.24      4.11%
Year ended 7/31/05                                     (0.15)      $14.08     15.80%
Year ended 7/31/04                                     (0.27)      $12.30     11.67%
--------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Institutional Shares
Year ended 7/31/08                                     (1.56)      $12.85     (7.76)%
Year ended 7/31/07                                     (0.63)      $15.44     15.16%
Year ended 7/31/06                                     (0.55)      $13.98      4.60%
Year ended 7/31/05                                     (0.29)      $13.91     13.87%
Year ended 7/31/04                                     (0.33)      $12.48     10.54%
--------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class A Shares
Year ended 7/31/08                                     (1.52)      $12.83     (7.95)%
Year ended 7/31/07                                     (0.58)      $15.42     14.82%
Year ended 7/31/06                                     (0.52)      $13.96      4.36%
Year ended 7/31/05                                     (0.26)      $13.89     13.53%
Year ended 7/31/04                                     (0.31)      $12.47     10.32%
--------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class B Shares
Year ended 7/31/08                                     (1.46)      $12.72     (8.65)%
Year ended 7/31/07                                     (0.48)      $15.34     13.97%
Year ended 7/31/06                                     (0.42)      $13.90      3.63%
Year ended 7/31/05                                     (0.16)      $13.83     12.68%
Year ended 7/31/04                                     (0.23)      $12.42      9.47%
--------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class C Shares
Year ended 7/31/08                                     (1.46)      $12.71     (8.73)%
Year ended 7/31/07                                     (0.48)      $15.34     13.98%
Year ended 7/31/06                                     (0.42)      $13.89      3.53%
Year ended 7/31/05                                     (0.16)      $13.83     12.75%
Year ended 7/31/04                                     (0.23)      $12.41      9.45%
--------------------------------------------------------------------------------------

                                                                          Ratios/Supplemental Data
                                                   ---------------------------------------------------------------
                                                               Ratios of    Ratios of
                                                      Net      Expenses     Expenses    Ratios of Net
                                                    Assets,       to           to         Investment
                                                    End of      Average      Average        Income      Portfolio
                                                    Period        Net          Net        to Average     Turnover
                                                    (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Institutional Shares
Year ended 7/31/08                                 $107,929      0.49%        0.08%         1.31%          26%
Year ended 7/31/07                                 $119,437      0.49%        0.08%         0.87%          14%
Year ended 7/31/06                                 $101,365      0.48%        0.08%         1.38%          14%
Year ended 7/31/05                                 $ 70,072      0.47%        0.08%         1.15%          35%
Year ended 7/31/04                                 $ 52,085      0.51%        0.08%         1.09%          22%
------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class A Shares
Year ended 7/31/08                                 $ 44,892      0.74%        0.33%         1.19%          26%
Year ended 7/31/07                                 $ 57,421      0.73%        0.33%         0.62%          14%
Year ended 7/31/06                                 $ 50,416      0.72%        0.33%         1.15%          14%
Year ended 7/31/05                                 $ 47,172      0.72%        0.33%         0.91%          35%
Year ended 7/31/04                                 $ 38,249      0.76%        0.33%         0.80%          22%
------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class B Shares
Year ended 7/31/08                                 $ 13,202      1.49%        1.08%         0.39%          26%
Year ended 7/31/07                                 $ 18,547      1.49%        1.08%        (0.13)%         14%
Year ended 7/31/06                                 $ 16,926      1.47%        1.08%         0.39%          14%
Year ended 7/31/05                                 $ 16,203      1.47%        1.08%         0.15%          35%
Year ended 7/31/04                                 $ 12,106      1.51%        1.08%         0.03%          22%
------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class C Shares
Year ended 7/31/08                                 $  2,236      1.49%        1.08%         0.36%          26%
Year ended 7/31/07                                 $  3,016      1.49%        1.08%        (0.24)%         14%
Year ended 7/31/06                                 $  2,661      1.47%        1.08%         0.37%          14%
Year ended 7/31/05                                 $  2,164      1.47%        1.08%         0.14%          35%
Year ended 7/31/04                                 $  1,916      1.51%        1.08%         0.06%          22%
------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Institutional Shares
Year ended 7/31/08                                 $135,474      0.48%        0.08%         2.06%          26%
Year ended 7/31/07                                 $146,973      0.47%        0.08%         1.68%          20%
Year ended 7/31/06                                 $135,542      0.45%        0.08%         2.09%          19%
Year ended 7/31/05                                 $110,379      0.44%        0.08%         1.62%          35%
Year ended 7/31/04                                 $ 82,264      0.45%        0.08%         1.56%          16%
------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class A Shares
Year ended 7/31/08                                 $ 98,658      0.73%        0.33%         1.89%          26%
Year ended 7/31/07                                 $127,824      0.72%        0.33%         1.42%          20%
Year ended 7/31/06                                 $128,564      0.70%        0.33%         1.86%          19%
Year ended 7/31/05                                 $125,130      0.69%        0.33%         1.38%          35%
Year ended 7/31/04                                 $ 94,739      0.70%        0.33%         1.32%          16%
------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class B Shares
Year ended 7/31/08                                 $ 43,036      1.48%        1.08%         1.20%          26%
Year ended 7/31/07                                 $ 56,679      1.47%        1.08%         0.68%          20%
Year ended 7/31/06                                 $ 53,395      1.45%        1.08%         1.10%          19%
Year ended 7/31/05                                 $ 50,000      1.44%        1.08%         0.62%          35%
Year ended 7/31/04                                 $ 39,636      1.45%        1.08%         0.53%          16%
------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class C Shares
Year ended 7/31/08                                 $  6,077      1.48%        1.08%         1.35%          26%
Year ended 7/31/07                                 $  9,012      1.47%        1.08%         0.68%          20%
Year ended 7/31/06                                 $  8,196      1.45%        1.08%         1.11%          19%
Year ended 7/31/05                                 $  9,034      1.44%        1.08%         0.62%          35%
Year ended 7/31/04                                 $  8,046      1.45%        1.08%         0.48%          16%
------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 190-191

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                     Change in Net Assets                       Less Dividends and
                                                                   Resulting from Operations                    Distributions from
                                                                ------------------------------                ----------------------
                                                                                 Net Realized
                                                                                      and
                                                                                  Unrealized      Change in
                                                    Net Asset                   Gains/(Losses)   Net Assets
                                                      Value,         Net             from         Resulting       Net         Net
                                                    Beginning     Investment      Investments       from      Investment   Realized
                                                    of Period   Income/(Loss)    Transactions    Operations     Income       Gains
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Institutional Shares
Year ended 7/31/08                                    $13.34       0.36###          (1.06)#        (0.70)       (0.45)      (0.76)
Year ended 7/31/07                                    $12.43       0.33###           1.21#          1.54        (0.33)      (0.30)
Year ended 7/31/06                                    $12.52       0.33#             0.15#          0.48        (0.33)      (0.24)
Year ended 7/31/05                                    $11.57       0.27#             0.97#          1.24        (0.26)      (0.03)
Year ended 7/31/04                                    $10.93       0.21#             0.76#          0.97        (0.21)      (0.12)
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class A Shares
Year ended 7/31/08                                    $13.32       0.33###          (1.06)#        (0.73)       (0.41)      (0.76)
Year ended 7/31/07                                    $12.41       0.29###           1.22#          1.51        (0.30)      (0.30)
Year ended 7/31/06                                    $12.50       0.30#             0.15#          0.45        (0.30)      (0.24)
Year ended 7/31/05                                    $11.56       0.24#             0.96#          1.20        (0.23)      (0.03)
Year ended 7/31/04                                    $10.93       0.19#             0.74#          0.93        (0.18)      (0.12)
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class B Shares
Year ended 7/31/08                                    $13.25       0.24###          (1.05)#        (0.81)       (0.31)      (0.76)
Year ended 7/31/07                                    $12.35       0.19###           1.21#          1.40        (0.20)      (0.30)
Year ended 7/31/06                                    $12.45       0.21#             0.14#          0.35        (0.21)      (0.24)
Year ended 7/31/05                                    $11.51       0.14#             0.97#          1.11        (0.14)      (0.03)
Year ended 7/31/04                                    $10.89       0.12#             0.73#          0.85        (0.11)      (0.12)
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class C Shares
Year ended 7/31/08                                    $13.26       0.24###          (1.06)#        (0.82)       (0.31)      (0.76)
Year ended 7/31/07                                    $12.36       0.19###           1.21#          1.40        (0.20)      (0.30)
Year ended 7/31/06                                    $12.45       0.21#             0.14#          0.35        (0.20)      (0.24)
Year ended 7/31/05                                    $11.51       0.15#             0.96#          1.11        (0.14)      (0.03)
Year ended 7/31/04                                    $10.90       0.12#             0.73#          0.85        (0.12)      (0.12)
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Institutional Shares
Year ended 7/31/08                                    $11.95       0.37###          (0.90)#        (0.53)       (0.42)      (0.66)
Year ended 7/31/07                                    $11.36       0.34###           0.93#          1.27        (0.35)      (0.33)
Year ended 7/31/06                                    $11.59       0.34#             0.04#          0.38        (0.34)      (0.27)
Year ended 7/31/05                                    $10.95       0.27#             0.73#          1.00        (0.27)      (0.09)
Year ended 7/31/04                                    $10.62       0.27#             0.51#          0.78        (0.25)      (0.20)
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class A Shares
Year ended 7/31/08                                    $11.93       0.33###          (0.89)#        (0.56)       (0.39)      (0.66)
Year ended 7/31/07                                    $11.35       0.31###           0.92#          1.23        (0.32)      (0.33)
Year ended 7/31/06                                    $11.58       0.32#             0.03#          0.35        (0.31)      (0.27)
Year ended 7/31/05                                    $10.93       0.25#             0.73#          0.98        (0.24)      (0.09)
Year ended 7/31/04                                    $10.60       0.22#             0.53#          0.75        (0.22)      (0.20)
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class B Shares
Year ended 7/31/08                                    $11.88       0.25###          (0.89)#        (0.64)       (0.29)      (0.66)
Year ended 7/31/07                                    $11.30       0.22###           0.92#          1.14        (0.23)      (0.33)
Year ended 7/31/06                                    $11.54       0.24#             0.02#          0.26        (0.23)      (0.27)
Year ended 7/31/05                                    $10.90       0.17#             0.72#          0.89        (0.16)      (0.09)
Year ended 7/31/04                                    $10.58       0.14#             0.53#          0.67        (0.15)      (0.20)
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class C Shares
Year ended 7/31/08                                    $11.89       0.25###          (0.89)#        (0.64)       (0.29)      (0.66)
Year ended 7/31/07                                    $11.32       0.22###           0.91#          1.13        (0.23)      (0.33)
Year ended 7/31/06                                    $11.54       0.24#             0.03#          0.27        (0.22)      (0.27)
Year ended 7/31/05                                    $10.90       0.17#             0.72#          0.89        (0.16)      (0.09)
Year ended 7/31/04                                    $10.59       0.14#             0.52#          0.66        (0.15)      (0.20)
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Net      Total
                                                        Total        Asset     Return
                                                      Dividends     Value,   (excludes
                                                         and        End of     sales
                                                    Distributions   Period    charge)
---------------------------------------------------------------------------------------
LifeModel Moderate(SM) Institutional Shares
Year ended 7/31/08                                      (1.21)      $11.43    (6.02)%
Year ended 7/31/07                                      (0.63)      $13.34    12.60%
Year ended 7/31/06                                      (0.57)      $12.43     3.90%
Year ended 7/31/05                                      (0.29)      $12.52    10.79%
Year ended 7/31/04                                      (0.33)      $11.57     8.84%
---------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class A Shares
Year ended 7/31/08                                      (1.17)      $11.42    (6.21)%
Year ended 7/31/07                                      (0.60)      $13.32    12.32%
Year ended 7/31/06                                      (0.54)      $12.41     3.65%
Year ended 7/31/05                                      (0.26)      $12.50    10.43%
Year ended 7/31/04                                      (0.30)      $11.56     8.53%
---------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class B Shares
Year ended 7/31/08                                      (1.07)      $11.37    (6.87)%
Year ended 7/31/07                                      (0.50)      $13.25    11.47%
Year ended 7/31/06                                      (0.45)      $12.35     2.82%
Year ended 7/31/05                                      (0.17)      $12.45     9.58%
Year ended 7/31/04                                      (0.23)      $11.51     7.80%
---------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class C Shares
Year ended 7/31/08                                      (1.07)      $11.37    (6.95)%
Year ended 7/31/07                                      (0.50)      $13.26    11.46%
Year ended 7/31/06                                      (0.44)      $12.36     2.88%
Year ended 7/31/05                                      (0.17)      $12.45     9.64%
Year ended 7/31/04                                      (0.24)      $11.51     7.76%
---------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Institutional Shares
Year ended 7/31/08                                      (1.08)      $10.34    (5.03)%
Year ended 7/31/07                                      (0.68)      $11.95    11.24%
Year ended 7/31/06                                      (0.61)      $11.36     3.39%
Year ended 7/31/05                                      (0.36)      $11.59     9.24%
Year ended 7/31/04                                      (0.45)      $10.95     7.39%
---------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class A Shares
Year ended 7/31/08                                      (1.05)      $10.32    (5.30)%
Year ended 7/31/07                                      (0.65)      $11.93    10.96%
Year ended 7/31/06                                      (0.58)      $11.35     3.14%
Year ended 7/31/05                                      (0.33)      $11.58     8.97%
Year ended 7/31/04                                      (0.42)      $10.93     7.15%
---------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class B Shares
Year ended 7/31/08                                      (0.95)      $10.29    (5.94)%
Year ended 7/31/07                                      (0.56)      $11.88    10.17%
Year ended 7/31/06                                      (0.50)      $11.30     2.28%
Year ended 7/31/05                                      (0.25)      $11.54     8.10%
Year ended 7/31/04                                      (0.35)      $10.90     6.35%
---------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class C Shares
Year ended 7/31/08                                      (0.95)      $10.30    (5.93)%
Year ended 7/31/07                                      (0.56)      $11.89    10.08%
Year ended 7/31/06                                      (0.49)      $11.32     2.43%
Year ended 7/31/05                                      (0.25)      $11.54     8.18%
Year ended 7/31/04                                      (0.35)      $10.90     6.29%
---------------------------------------------------------------------------------------

                                                                       Ratios/Supplemental Data
                                                    ---------------------------------------------------------------
                                                                Ratios of    Ratios of
                                                       Net      Expenses     Expenses    Ratios of Net
                                                     Assets,       to           to        Investment
                                                     End of      Average      Average        Income      Portfolio
                                                     Period        Net          Net        to Average     Turnover
                                                     (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
-------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Institutional Shares
Year ended 7/31/08                                  $312,435      0.43%        0.08%         2.85%          23%
Year ended 7/31/07                                  $369,880      0.44%        0.08%         2.48%          18%
Year ended 7/31/06                                  $369,903      0.43%        0.08%         2.70%          30%
Year ended 7/31/05                                  $340,163      0.42%        0.08%         2.17%          41%
Year ended 7/31/04                                  $315,055      0.43%        0.08%         1.76%          14%
-------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class A Shares
Year ended 7/31/08                                  $ 71,338      0.68%        0.33%         2.67%          23%
Year ended 7/31/07                                  $ 92,719      0.69%        0.33%         2.23%          18%
Year ended 7/31/06                                  $100,588      0.68%        0.33%         2.46%          30%
Year ended 7/31/05                                  $106,044      0.67%        0.33%         1.92%          41%
Year ended 7/31/04                                  $ 98,293      0.68%        0.33%         1.79%          14%
-------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class B Shares
Year ended 7/31/08                                  $ 32,003      1.43%        1.08%         1.93%          23%
Year ended 7/31/07                                  $ 43,013      1.44%        1.08%         1.48%          18%
Year ended 7/31/06                                  $ 43,234      1.43%        1.08%         1.70%          30%
Year ended 7/31/05                                  $ 44,111      1.42%        1.08%         1.17%          41%
Year ended 7/31/04                                  $ 36,778      1.43%        1.08%         1.05%          14%
-------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class C Shares
Year ended 7/31/08                                  $  4,333      1.43%        1.08%         1.92%          23%
Year ended 7/31/07                                  $  6,158      1.44%        1.08%         1.48%          18%
Year ended 7/31/06                                  $  6,495      1.43%        1.08%         1.70%          30%
Year ended 7/31/05                                  $  7,912      1.42%        1.08%         1.16%          41%
Year ended 7/31/04                                  $  7,442      1.43%        1.08%         1.04%          14%
-------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Institutional Shares
Year ended 7/31/08                                  $ 43,093      0.53%        0.08%         3.28%          25%
Year ended 7/31/07                                  $ 41,336      0.54%        0.08%         2.89%          30%
Year ended 7/31/06                                  $ 42,683      0.50%        0.08%         3.05%          22%
Year ended 7/31/05                                  $ 38,606      0.47%        0.08%         2.44%          38%
Year ended 7/31/04                                  $ 38,097      0.49%        0.08%         2.33%          19%
-------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class A Shares
Year ended 7/31/08                                  $ 25,200      0.79%        0.33%         2.92%          25%
Year ended 7/31/07                                  $ 35,676      0.79%        0.33%         2.63%          30%
Year ended 7/31/06                                  $ 37,479      0.75%        0.33%         2.80%          22%
Year ended 7/31/05                                  $ 41,446      0.72%        0.33%         2.18%          38%
Year ended 7/31/04                                  $ 40,851      0.74%        0.33%         2.09%          19%
-------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class B Shares
Year ended 7/31/08                                  $ 13,891      1.54%        1.08%         2.25%          25%
Year ended 7/31/07                                  $ 18,839      1.54%        1.08%         1.89%          30%
Year ended 7/31/06                                  $ 20,488      1.50%        1.08%         2.05%          22%
Year ended 7/31/05                                  $ 22,752      1.47%        1.08%         1.44%          38%
Year ended 7/31/04                                  $ 21,122      1.49%        1.08%         1.31%          19%
-------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class C Shares
Year ended 7/31/08                                  $  2,071      1.54%        1.08%         2.23%          25%
Year ended 7/31/07                                  $  2,755      1.54%        1.08%         1.88%          30%
Year ended 7/31/06                                  $  3,058      1.50%        1.08%         2.05%          22%
Year ended 7/31/05                                  $  4,029      1.47%        1.08%         1.42%          38%
Year ended 7/31/04                                  $  3,576      1.49%        1.08%         1.26%          19%
-------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 192-193

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                     Change in Net Assets                       Less Dividends and
                                                                   Resulting from Operations                    Distributions from
                                                                ------------------------------                ----------------------
                                                                                 Net Realized
                                                                                      and
                                                                                  Unrealized      Change in
                                                    Net Asset                   Gains/(Losses)   Net Assets
                                                      Value,         Net             from         Resulting       Net         Net
                                                    Beginning     Investment      Investments       from      Investment   Realized
                                                    of Period   Income/(Loss)    Transactions    Operations     Income       Gains
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Institutional Shares
Year ended 7/31/08                                    $10.99       0.43###          (0.80)#        (0.37)       (0.43)      (0.30)
Year ended 7/31/07                                    $10.72       0.41###           0.49#          0.90        (0.41)      (0.22)
Year ended 7/31/06                                    $10.92       0.40###          (0.09)#         0.31        (0.40)      (0.11)
Year ended 7/31/05                                    $10.66       0.31#             0.36#          0.67        (0.32)      (0.09)
Year ended 7/31/04                                    $10.54       0.31#             0.26#          0.57        (0.29)      (0.16)
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class A Shares
Year ended 7/31/08                                    $10.97       0.39###          (0.79)#        (0.40)       (0.40)      (0.30)
Year ended 7/31/07                                    $10.70       0.38###           0.49#          0.87        (0.38)      (0.22)
Year ended 7/31/06                                    $10.90       0.37###          (0.09)#         0.28        (0.37)      (0.11)
Year ended 7/31/05                                    $10.64       0.30#             0.34#          0.64        (0.29)      (0.09)
Year ended 7/31/04                                    $10.53       0.26#             0.28#          0.54        (0.27)      (0.16)
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class B Shares
Year ended 7/31/08                                    $10.95       0.31###          (0.80)#        (0.49)       (0.33)      (0.30)
Year ended 7/31/07                                    $10.67       0.29###           0.50#          0.79        (0.30)      (0.21)
Year ended 7/31/06                                    $10.87       0.29###          (0.09)#         0.20        (0.29)      (0.11)
Year ended 7/31/05                                    $10.61       0.22#             0.34#          0.56        (0.21)      (0.09)
Year ended 7/31/04                                    $10.50       0.19#             0.27#          0.46        (0.19)      (0.16)
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class C Shares
Year ended 7/31/08                                    $10.95       0.31###          (0.79)#        (0.48)       (0.33)      (0.30)
Year ended 7/31/07                                    $10.67       0.29###           0.51#          0.80        (0.30)      (0.22)
Year ended 7/31/06                                    $10.88       0.29###          (0.11)#         0.18        (0.28)      (0.11)
Year ended 7/31/05                                    $10.61       0.23#             0.34#          0.57        (0.21)      (0.09)
Year ended 7/31/04                                    $10.51       0.18#             0.28#          0.46        (0.20)      (0.16)
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Net       Total
                                                        Total        Asset     Return
                                                      Dividends     Value,   (excludes
                                                         and        End of     sales
                                                    Distributions   Period    charge)
---------------------------------------------------------------------------------------
LifeModel Conservative(SM) Institutional Shares
Year ended 7/31/08                                      (0.73)      $ 9.89    (3.67)%
Year ended 7/31/07                                      (0.63)      $10.99     8.58%
Year ended 7/31/06                                      (0.51)      $10.72     2.88%
Year ended 7/31/05                                      (0.41)      $10.92     6.38%
Year ended 7/31/04                                      (0.45)      $10.66     5.44%
---------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class A Shares
Year ended 7/31/08                                      (0.70)      $ 9.87    (3.93)%
Year ended 7/31/07                                      (0.60)      $10.97     8.33%
Year ended 7/31/06                                      (0.48)      $10.70     2.62%
Year ended 7/31/05                                      (0.38)      $10.90     6.13%
Year ended 7/31/04                                      (0.43)      $10.64     5.11%
---------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class B Shares
Year ended 7/31/08                                      (0.63)      $ 9.83    (4.78)%
Year ended 7/31/07                                      (0.51)      $10.95     7.53%
Year ended 7/31/06                                      (0.40)      $10.67     1.83%
Year ended 7/31/05                                      (0.30)      $10.87     5.34%
Year ended 7/31/04                                      (0.35)      $10.61     4.37%
---------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class C Shares
Year ended 7/31/08                                      (0.63)      $ 9.84    (4.70)%
Year ended 7/31/07                                      (0.52)      $10.95     7.59%
Year ended 7/31/06                                      (0.39)      $10.67     1.72%
Year ended 7/31/05                                      (0.30)      $10.88     5.30%
Year ended 7/31/04                                      (0.36)      $10.61     4.34%
---------------------------------------------------------------------------------------

                                                                       Ratios/Supplemental Data
                                                    ---------------------------------------------------------------
                                                                Ratios of    Ratios of
                                                       Net      Expenses     Expenses    Ratios of Net
                                                     Assets,       to           to         Investment
                                                     End of      Average      Average        Income      Portfolio
                                                     Period        Net          Net        to Average     Turnover
                                                     (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
-------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Institutional Shares
Year ended 7/31/08                                  $ 28,215      0.62%        0.08%         4.04%          23%
Year ended 7/31/07                                  $ 24,570      0.64%        0.08%         3.69%          24%
Year ended 7/31/06                                  $ 24,385      0.58%        0.08%         3.72%          15%
Year ended 7/31/05                                  $ 22,236      0.54%        0.08%         3.00%          46%
Year ended 7/31/04                                  $ 14,201      0.58%        0.08%         2.79%          27%
-------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class A Shares
Year ended 7/31/08                                  $ 12,908      0.88%        0.33%         3.68%          23%
Year ended 7/31/07                                  $ 15,083      0.89%        0.33%         3.44%          24%
Year ended 7/31/06                                  $ 16,138      0.82%        0.33%         3.45%          15%
Year ended 7/31/05                                  $ 20,014      0.79%        0.33%         2.76%          46%
Year ended 7/31/04                                  $ 20,461      0.84%        0.33%         2.59%          27%
-------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class B Shares
Year ended 7/31/08                                  $  7,253      1.63%        1.08%         2.97%          23%
Year ended 7/31/07                                  $  9,242      1.64%        1.07%         2.69%          24%
Year ended 7/31/06                                  $ 10,208      1.57%        1.08%         2.69%          15%
Year ended 7/31/05                                  $ 12,688      1.54%        1.08%         2.01%          46%
Year ended 7/31/04                                  $ 13,524      1.58%        1.08%         1.80%          27%
-------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class C Shares
Year ended 7/31/08                                  $  2,250      1.63%        1.08%         2.91%          23%
Year ended 7/31/07                                  $  3,091      1.64%        1.07%         2.67%          24%
Year ended 7/31/06                                  $  3,816      1.57%        1.08%         2.68%          15%
Year ended 7/31/05                                  $  5,304      1.54%        1.08%         2.01%          46%
Year ended 7/31/04                                  $  6,563      1.58%        1.08%         1.81%          27%
-------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 194-195

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                     Change in Net Assets                      Less Dividends and
                                                                  Resulting from Operations                     Distributions from
                                                                ------------------------------                ----------------------
                                                                                 Net Realized
                                                                                     and
                                                                                  Unrealized      Change in
                                                    Net Asset                   Gains/(Losses)   Net Assets
                                                      Value,         Net             from         Resulting       Net         Net
                                                    Beginning     Investment      Investments       from      Investment   Realized
                                                    of Period   Income/(Loss)    Transactions    Operations     Income       Gains
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Institutional Shares
Year ended 7/31/08                                    $ 9.57       0.73##           (0.44)          0.29        (0.72)         --
Year ended 7/31/07                                    $ 9.74       0.71##           (0.14)          0.57        (0.71)      (0.03)
Year ended 7/31/06                                    $10.00       0.44             (0.28)          0.16        (0.42)         --
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Class A Shares
Year ended 7/31/08                                    $ 9.57       0.69##           (0.46)          0.23        (0.68)         --
Year ended 7/31/07                                    $ 9.74       0.68##           (0.13)          0.55        (0.69)      (0.03)
Year ended 7/31/06                                    $10.00       0.41             (0.27)          0.14        (0.40)         --
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Class B Shares
Year ended 7/31/08                                    $ 9.56       0.64##           (0.45)          0.19        (0.62)         --
Year ended 7/31/07                                    $ 9.73       0.61##           (0.13)          0.48        (0.62)      (0.03)
Year ended 7/31/06                                    $10.00       0.33             (0.24)          0.09        (0.36)         --
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Class C Shares
Year ended 7/31/08                                    $ 9.57       0.64##           (0.45)          0.19        (0.63)         --
Year ended 7/31/07                                    $ 9.74       0.60##           (0.12)          0.48        (0.62)      (0.03)
Year ended 7/31/06                                    $10.00       0.35             (0.25)          0.10        (0.36)         --
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Institutional Shares
Year ended 7/31/08                                    $ 9.68       0.48##           (0.64)         (0.16)       (0.49)         --
Year ended 7/31/07                                    $ 9.68       0.45##@           0.01           0.46        (0.46)         --
Year ended 7/31/06                                    $10.07       0.42             (0.30)          0.12        (0.45)      (0.06)
Year ended 7/31/05                                    $10.02       0.34              0.10           0.44        (0.38)      (0.01)
Year ended 7/31/04                                    $ 9.96       0.28              0.14           0.42        (0.36)         --
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Class A Shares
Year ended 7/31/08                                    $ 9.67       0.46##           (0.64)         (0.18)       (0.46)         --
Year ended 7/31/07                                    $ 9.68       0.43##@             --           0.43        (0.44)         --
Year ended 7/31/06                                    $10.07       0.39             (0.30)          0.09        (0.42)      (0.06)
Year ended 7/31/05                                    $10.02       0.30              0.11           0.41        (0.35)      (0.01)
Year ended 7/31/04                                    $ 9.95       0.25              0.16           0.41        (0.34)         --
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Class B Shares
Year ended 7/31/08                                    $ 9.68       0.39##           (0.65)         (0.26)       (0.39)         --
Year ended 7/31/07                                    $ 9.68       0.35##@           0.01           0.36        (0.36)         --
Year ended 7/31/06                                    $10.07       0.32             (0.30)          0.02        (0.35)      (0.06)
Year ended 7/31/05                                    $10.02       0.23              0.10           0.33        (0.27)      (0.01)
Year ended 7/31/04                                    $ 9.95       0.15              0.18           0.33        (0.26)         --
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Class C Shares
Year ended 7/31/08                                    $ 9.68       0.39##           (0.64)         (0.25)       (0.39)         --
Year ended 7/31/07                                    $ 9.69       0.35##@             --           0.35        (0.36)         --
Year ended 7/31/06                                    $10.07       0.31             (0.28)          0.03        (0.35)      (0.06)
Year ended 7/31/05                                    $10.02       0.23              0.10           0.33        (0.27)      (0.01)
Year ended 7/31/04                                    $ 9.96       0.17              0.15           0.32        (0.26)         --
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Net      Total
                                                        Total        Asset    Return
                                                      Dividends     Value,   (excludes
                                                         and        End of     sales
                                                    Distributions   Period    charge)
---------------------------------------------------------------------------------------
High Yield Bond Institutional Shares
Year ended 7/31/08                                      (0.72)      $ 9.14     2.98%
Year ended 7/31/07                                      (0.74)      $ 9.57     5.85%
Year ended 7/31/06                                      (0.42)      $ 9.74     1.59%*
---------------------------------------------------------------------------------------
High Yield Bond Class A Shares
Year ended 7/31/08                                      (0.68)      $ 9.12     2.38%
Year ended 7/31/07                                      (0.72)      $ 9.57     5.47%
Year ended 7/31/06                                      (0.40)      $ 9.74     1.44%*
---------------------------------------------------------------------------------------
High Yield Bond Class B Shares
Year ended 7/31/08                                      (0.62)      $ 9.13     1.94%
Year ended 7/31/07                                      (0.65)      $ 9.56     4.83%
Year ended 7/31/06                                      (0.36)      $ 9.73     0.91%*
---------------------------------------------------------------------------------------
High Yield Bond Class C Shares
Year ended 7/31/08                                      (0.63)      $ 9.13     2.00%
Year ended 7/31/07                                      (0.65)      $ 9.57     4.72%
Year ended 7/31/06                                      (0.36)      $ 9.74     0.94%*
---------------------------------------------------------------------------------------
Total Return Bond Institutional Shares
Year ended 7/31/08                                      (0.49)      $ 9.03    (1.86)%
Year ended 7/31/07                                      (0.46)      $ 9.68     4.83%@
Year ended 7/31/06                                      (0.51)      $ 9.68     1.21%
Year ended 7/31/05                                      (0.39)      $10.07     4.43%
Year ended 7/31/04                                      (0.36)      $10.02     4.26%
---------------------------------------------------------------------------------------
Total Return Bond Class A Shares
Year ended 7/31/08                                      (0.46)      $ 9.03    (1.99)%
Year ended 7/31/07                                      (0.44)      $ 9.67     4.45%@
Year ended 7/31/06                                      (0.48)      $ 9.68     0.97%
Year ended 7/31/05                                      (0.36)      $10.07     4.17%
Year ended 7/31/04                                      (0.34)      $10.02     4.00%
---------------------------------------------------------------------------------------
Total Return Bond Class B Shares
Year ended 7/31/08                                      (0.39)      $ 9.03    (2.80)%
Year ended 7/31/07                                      (0.36)      $ 9.68     3.75%@
Year ended 7/31/06                                      (0.41)      $ 9.68     0.20%
Year ended 7/31/05                                      (0.28)      $10.07     3.38%
Year ended 7/31/04                                      (0.26)      $10.02     3.19%
---------------------------------------------------------------------------------------
Total Return Bond Class C Shares
Year ended 7/31/08                                      (0.39)      $ 9.04    (2.72)%
Year ended 7/31/07                                      (0.36)      $ 9.68     3.65%@
Year ended 7/31/06                                      (0.41)      $ 9.69     0.30%
Year ended 7/31/05                                      (0.28)      $10.07     3.37%
Year ended 7/31/04                                      (0.26)      $10.02     3.20%
---------------------------------------------------------------------------------------

                                                                        Ratios/Supplemental Data
                                                    ---------------------------------------------------------------
                                                               Ratios of     Ratios of
                                                       Net      Expenses     Expenses    Ratios of Net
                                                     Assets,       to           to         Investment
                                                     End of     Average       Average        Income      Portfolio
                                                     Period        Net          Net        to Average     Turnover
                                                     (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
-------------------------------------------------------------------------------------------------------------------
High Yield Bond Institutional Shares
Year ended 7/31/08                                  $ 50,153     1.15%        0.74%         7.65%           36%
Year ended 7/31/07                                  $ 68,193     1.14%        0.74%         7.12%           42%
Year ended 7/31/06                                  $ 66,033     1.15%**      0.74%**       6.77%**         41%
-------------------------------------------------------------------------------------------------------------------
High Yield Bond Class A Shares
Year ended 7/31/08                                  $    206     1.40%        0.99%         7.17%           36%
Year ended 7/31/07                                  $    175     1.39%        0.99%         6.83%           42%
Year ended 7/31/06                                  $    227     2.98%**      0.99%**       6.74%**         41%
-------------------------------------------------------------------------------------------------------------------
High Yield Bond Class B Shares
Year ended 7/31/08                                  $    155     2.15%        1.74%         6.67%           36%
Year ended 7/31/07                                  $    156     2.15%        1.74%         6.12%           42%
Year ended 7/31/06                                  $     96     7.16%**      1.74%**       5.98%**         41%
-------------------------------------------------------------------------------------------------------------------
High Yield Bond Class C Shares
Year ended 7/31/08                                  $    114     2.15%        1.74%         6.67%           36%
Year ended 7/31/07                                  $    127     2.15%        1.74%         6.04%           42%
Year ended 7/31/06                                  $     55     8.04%**      1.74%**       5.93%**         41%
-------------------------------------------------------------------------------------------------------------------
Total Return Bond Institutional Shares
Year ended 7/31/08                                  $559,548     0.88%        0.69%         5.03%           36%
Year ended 7/31/07                                  $230,154     0.91%        0.72%         4.57%           65%
Year ended 7/31/06                                  $252,145     0.90%        0.74%         4.23%          352%
Year ended 7/31/05                                  $292,043     0.91%        0.78%         3.28%          385%
Year ended 7/31/04                                  $277,706     0.90%        0.79%         2.75%          389%
-------------------------------------------------------------------------------------------------------------------
Total Return Bond Class A Shares
Year ended 7/31/08                                  $ 20,497     1.13%        0.94%         4.78%           36%
Year ended 7/31/07                                  $  8,223     1.16%        0.97%         4.32%           65%
Year ended 7/31/06                                  $ 11,657     1.15%        0.99%         3.97%          352%
Year ended 7/31/05                                  $ 15,876     1.16%        1.03%         3.01%          385%
Year ended 7/31/04                                  $ 22,559     1.15%        1.04%         2.51%          389%
-------------------------------------------------------------------------------------------------------------------
Total Return Bond Class B Shares
Year ended 7/31/08                                  $  3,490     1.88%        1.69%         4.02%           36%
Year ended 7/31/07                                  $  2,151     1.91%        1.72%         3.57%           65%
Year ended 7/31/06                                  $  2,655     1.91%        1.74%         3.20%          352%
Year ended 7/31/05                                  $  3,907     1.91%        1.78%         2.27%          385%
Year ended 7/31/04                                  $  4,512     1.90%        1.79%         1.76%          389%
-------------------------------------------------------------------------------------------------------------------
Total Return Bond Class C Shares
Year ended 7/31/08                                  $  1,528     1.88%        1.69%         4.07%           36%
Year ended 7/31/07                                  $    225     1.90%        1.72%         3.57%           65%
Year ended 7/31/06                                  $    315     1.91%        1.74%         3.16%          352%
Year ended 7/31/05                                  $    649     1.91%        1.78%         2.26%          385%
Year ended 7/31/04                                  $    768     1.90%        1.79%         1.76%          389%
-------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 196-197

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                         Change in Net Assets                            Less Dividends and
                                                      Resulting from Operations                           Distributions from
                                                    ------------------------------                 --------------------------------
                                                                     Net Realized
                                                                          and
                                                                      Unrealized      Change in
                                        Net Asset                   Gains/(Losses)   Net Assets
                                          Value,         Net             from         Resulting        Net                  Net
                                        Beginning    Investment       Investment        from       Investment   Paid-in   Realized
                                        of Period   Income/(Loss)    Transactions    Operations      Income     Capital     Gains
-----------------------------------------------------------------------------------------------------------------------------------
Short Term Bond Institutional Shares
Year ended 7/31/08                        $9.32         0.38##          (0.03)           0.35        (0.38)         --       --
Year ended 7/31/07                        $9.25         0.37##           0.09            0.46        (0.38)      (0.01)      --
Year ended 7/31/06                        $9.37         0.31            (0.06)           0.25        (0.37)         --       --
Year ended 7/31/05                        $9.57         0.20            (0.08)           0.12        (0.32)         --       --
Year ended 7/31/04                        $9.75         0.19##          (0.06)           0.13        (0.31)         --       --
-----------------------------------------------------------------------------------------------------------------------------------
Short Term Bond Class A Shares
Year ended 7/31/08                        $9.31         0.35##          (0.01)           0.34        (0.36)         --       --
Year ended 7/31/07                        $9.25         0.35##           0.08            0.43        (0.36)      (0.01)      --
Year ended 7/31/06                        $9.36         0.28            (0.04)           0.24        (0.35)         --       --
Year ended 7/31/05                        $9.56         0.19            (0.09)           0.10        (0.30)         --       --
Year ended 7/31/04                        $9.74         0.18##          (0.07)           0.11        (0.29)         --       --
-----------------------------------------------------------------------------------------------------------------------------------
Short Term Bond Class C Shares
Year ended 7/31/08                        $9.32         0.28##          (0.02)           0.26        (0.30)         --       --
Year ended 7/31/07                        $9.25         0.28##           0.09            0.37        (0.29)      (0.01)      --
Year ended 7/31/06                        $9.36         0.21            (0.04)           0.17        (0.28)         --       --
Year ended 7/31/05                        $9.56         0.10            (0.08)           0.02        (0.22)         --       --
Year ended 7/31/04                        $9.75         0.09##          (0.06)           0.03        (0.22)         --       --
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   Net      Total
                                                     Total        Asset    Return
                                                   Dividends     Value,   (excludes
                                                      and        End of     sales
                                                 Distributions   Period    charge)
------------------------------------------------------------------------------------
Short Term Bond Institutional Shares
Year ended 7/31/08                                   (0.38)       $9.29     3.80%
Year ended 7/31/07                                   (0.39)       $9.32     5.08%
Year ended 7/31/06                                   (0.37)       $9.25     2.75%
Year ended 7/31/05                                   (0.32)       $9.37     1.16%
Year ended 7/31/04                                   (0.31)       $9.57     1.31%
------------------------------------------------------------------------------------
Short Term Bond Class A Shares
Year ended 7/31/08                                   (0.36)       $9.29     3.67%
Year ended 7/31/07                                   (0.37)       $9.31     4.70%
Year ended 7/31/06                                   (0.35)       $9.25     2.60%
Year ended 7/31/05                                   (0.30)       $9.36     1.00%
Year ended 7/31/04                                   (0.29)       $9.56     1.12%
------------------------------------------------------------------------------------
Short Term Bond Class C Shares
Year ended 7/31/08                                   (0.30)       $9.28     2.76%
Year ended 7/31/07                                   (0.30)       $9.32     3.93%
Year ended 7/31/06                                   (0.28)       $9.25     1.81%
Year ended 7/31/05                                   (0.22)       $9.36     0.23%
Year ended 7/31/04                                   (0.22)       $9.56     0.39%
------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                        ---------------------------------------------------------------
                                                    Ratios of    Ratios of
                                           Net      Expenses     Expenses    Ratios of Net
                                         Assets,       to           to        Investment
                                         End of      Average     Average        Income       Portfolio
                                         Period        Net         Net         to Average     Turnover
                                         (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
-------------------------------------------------------------------------------------------------------
Short Term Bond Institutional Shares
Year ended 7/31/08                      $241,776      0.79%        0.64%         4.01%          33%
Year ended 7/31/07                      $267,348      0.80%        0.64%         3.99%          75%
Year ended 7/31/06                      $258,423      0.78%        0.67%         3.33%          53%
Year ended 7/31/05                      $333,909      0.77%        0.73%         2.35%          68%
Year ended 7/31/04                      $495,271      0.77%        0.74%         1.96%          90%
-------------------------------------------------------------------------------------------------------
Short Term Bond Class A Shares
Year ended 7/31/08                      $  7,127      1.04%        0.89%         3.73%          33%
Year ended 7/31/07                      $  9,704      1.05%        0.89%         3.72%          75%
Year ended 7/31/06                      $ 12,362      1.03%        0.92%         3.07%          53%
Year ended 7/31/05                      $ 17,117      1.02%        0.98%         2.10%          68%
Year ended 7/31/04                      $ 28,262      1.02%        0.89%         1.81%          90%
-------------------------------------------------------------------------------------------------------
Short Term Bond Class C Shares
Year ended 7/31/08                      $    171      1.79%        1.64%         2.98%          33%
Year ended 7/31/07                      $    160      1.81%        1.64%         2.97%          75%
Year ended 7/31/06                      $    205      1.79%        1.67%         2.31%          53%
Year ended 7/31/05                      $    362      1.77%        1.73%         1.34%          68%
Year ended 7/31/04                      $    526      1.77%        1.74%         0.97%          90%
-------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 198-199

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                       Change in Net Assets                      Less Dividends and
                                                                    Resulting from Operations                    Distributions from
                                                                   ---------------------------                 ---------------------
                                                                                 Net Realized
                                                                                      and
                                                                                  Unrealized       Change in
                                                     Net Asset                   Gains/(Losses)   Net Assets
                                                       Value,         Net            from          Resulting       Net        Net
                                                     Beginning    Investment      Investment         from      Investment   Realized
                                                     of Period   Income/(Loss)   Transactions     Operations     Income      Gains
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Institutional Shares
Year ended 7/31/08                                     $ 9.32        0.36##          (0.11)          0.25        (0.35)      (0.03)
Year ended 7/31/07                                     $ 9.40        0.39##@            --           0.39        (0.37)      (0.10)
Year ended 7/31/06                                     $10.07        0.37            (0.23)          0.14        (0.37)      (0.44)
Year ended 7/31/05                                     $10.40        0.40             0.06           0.46        (0.40)      (0.39)
Year ended 7/31/04                                     $10.49        0.43##           0.08           0.51        (0.43)      (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Class A Shares
Year ended 7/31/08                                     $ 9.36        0.33##          (0.09)          0.24        (0.33)      (0.03)
Year ended 7/31/07                                     $ 9.45        0.36##@         (0.01)          0.35        (0.34)      (0.10)
Year ended 7/31/06                                     $10.11        0.36            (0.23)          0.13        (0.35)      (0.44)
Year ended 7/31/05                                     $10.43        0.38             0.06           0.44        (0.37)      (0.39)
Year ended 7/31/04                                     $10.54        0.40##           0.06           0.46        (0.40)      (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Class B Shares
Year ended 7/31/08                                     $ 9.29        0.26##          (0.10)          0.16        (0.26)      (0.03)
Year ended 7/31/07                                     $ 9.37        0.29##@            --           0.29        (0.27)      (0.10)
Year ended 7/31/06                                     $10.04        0.28            (0.24)          0.04        (0.27)      (0.44)
Year ended 7/31/05                                     $10.37        0.29             0.06           0.35        (0.29)      (0.39)
Year ended 7/31/04                                     $10.47        0.32##           0.07           0.39        (0.32)      (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Class C Shares
Year ended 7/31/08                                     $ 9.32        0.26##          (0.10)          0.16        (0.27)      (0.03)
Year ended 7/31/07                                     $ 9.39        0.29##@            --           0.29        (0.26)      (0.10)
Year ended 7/31/06                                     $10.05        0.28            (0.23)          0.05        (0.27)      (0.44)
Year ended 7/31/05                                     $10.38        0.31             0.04           0.35        (0.29)      (0.39)
Year ended 7/31/04                                     $10.48        0.32##           0.07           0.39        (0.32)      (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Institutional Shares
Year ended 7/31/08                                     $ 9.95        0.36##           0.02           0.38        (0.36)      (0.03)
Year ended 7/31/07                                     $ 9.99        0.36##          (0.01)          0.35        (0.36)      (0.03)
Year ended 7/31/06                                     $10.33        0.36##          (0.21)          0.15        (0.36)      (0.13)
Year ended 7/31/05                                     $10.53        0.37            (0.07)          0.30        (0.42)      (0.08)
Year ended 7/31/04                                     $10.64        0.37            (0.03)          0.34        (0.36)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Class A Shares
Year ended 7/31/08                                     $ 9.95        0.34##           0.03           0.37        (0.34)      (0.03)
Year ended 7/31/07                                     $10.00        0.34##          (0.02)          0.32        (0.34)      (0.03)
Year ended 7/31/06                                     $10.33        0.33##          (0.20)          0.13        (0.33)      (0.13)
Year ended 7/31/05                                     $10.54        0.33            (0.07)          0.26        (0.39)      (0.08)
Year ended 7/31/04                                     $10.65        0.34            (0.02)          0.32        (0.34)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Class B Shares
Year ended 7/31/08                                     $ 9.94        0.34##           0.02           0.36        (0.33)      (0.03)
Year ended 7/31/07                                     $ 9.98        0.34##          (0.01)          0.33        (0.34)      (0.03)
Year ended 7/31/06                                     $10.31        0.33##          (0.20)          0.13        (0.33)      (0.13)
Year ended 7/31/05                                     $10.51        0.34            (0.07)          0.27        (0.39)      (0.08)
Year ended 7/31/04                                     $10.63        0.30            (0.03)          0.27        (0.30)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Class C Shares
Year ended 7/31/08                                     $ 9.95        0.26##           0.02           0.28        (0.27)      (0.03)
Year ended 7/31/07                                     $ 9.99        0.27##          (0.02)          0.25        (0.26)      (0.03)
Year ended 7/31/06                                     $10.33        0.26##          (0.21)          0.05        (0.26)      (0.13)
Year ended 7/31/05                                     $10.53        0.24            (0.05)          0.19        (0.31)      (0.08)
Year ended 7/31/04                                     $10.63        0.28            (0.04)          0.24        (0.25)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Net      Total
                                                         Total        Asset    Return
                                                       Dividends     Value,   (excludes
                                                          and        End of     sales
                                                     Distributions   Period    charge)
---------------------------------------------------------------------------------------
Municipal Bond Institutional Shares
Year ended 7/31/08                                       (0.38)      $ 9.19     2.75%
Year ended 7/31/07                                       (0.47)      $ 9.32     4.04%@
Year ended 7/31/06                                       (0.81)      $ 9.40     1.49%
Year ended 7/31/05                                       (0.79)      $10.07     4.53%
Year ended 7/31/04                                       (0.60)      $10.40     4.84%
---------------------------------------------------------------------------------------
Municipal Bond Class A Shares
Year ended 7/31/08                                       (0.36)      $ 9.24     2.61%
Year ended 7/31/07                                       (0.44)      $ 9.36     3.76%@
Year ended 7/31/06                                       (0.79)      $ 9.45     1.32%
Year ended 7/31/05                                       (0.76)      $10.11     4.35%
Year ended 7/31/04                                       (0.57)      $10.43     4.35%
---------------------------------------------------------------------------------------
Municipal Bond Class B Shares
Year ended 7/31/08                                       (0.29)      $ 9.16     1.78%
Year ended 7/31/07                                       (0.37)      $ 9.29     2.98%@
Year ended 7/31/06                                       (0.71)      $ 9.37     0.47%
Year ended 7/31/05                                       (0.68)      $10.04     3.50%
Year ended 7/31/04                                       (0.49)      $10.37     3.71%
---------------------------------------------------------------------------------------
Municipal Bond Class C Shares
Year ended 7/31/08                                       (0.30)      $ 9.18     1.69%
Year ended 7/31/07                                       (0.36)      $ 9.32     3.04%@
Year ended 7/31/06                                       (0.71)      $ 9.39     0.56%
Year ended 7/31/05                                       (0.68)      $10.05     3.45%
Year ended 7/31/04                                       (0.49)      $10.38     3.71%
---------------------------------------------------------------------------------------
Intermediate Municipal Bond Institutional Shares
Year ended 7/31/08                                       (0.39)      $ 9.94     3.83%
Year ended 7/31/07                                       (0.39)      $ 9.95     3.59%
Year ended 7/31/06                                       (0.49)      $ 9.99     1.43%
Year ended 7/31/05                                       (0.50)      $10.33     2.83%
Year ended 7/31/04                                       (0.45)      $10.53     3.27%
---------------------------------------------------------------------------------------
Intermediate Municipal Bond Class A Shares
Year ended 7/31/08                                       (0.37)      $ 9.95     3.69%
Year ended 7/31/07                                       (0.37)      $ 9.95     3.23%
Year ended 7/31/06                                       (0.46)      $10.00     1.27%
Year ended 7/31/05                                       (0.47)      $10.33     2.44%
Year ended 7/31/04                                       (0.43)      $10.54     3.03%
---------------------------------------------------------------------------------------
Intermediate Municipal Bond Class B Shares
Year ended 7/31/08                                       (0.36)      $ 9.94     3.60%
Year ended 7/31/07                                       (0.37)      $ 9.94     3.34%
Year ended 7/31/06                                       (0.46)      $ 9.98     1.28%
Year ended 7/31/05                                       (0.47)      $10.31     2.54%
Year ended 7/31/04                                       (0.39)      $10.51     2.54%
---------------------------------------------------------------------------------------
Intermediate Municipal Bond Class C Shares
Year ended 7/31/08                                       (0.30)      $ 9.93     2.77%
Year ended 7/31/07                                       (0.29)      $ 9.95     2.55%
Year ended 7/31/06                                       (0.39)      $ 9.99     0.41%
Year ended 7/31/05                                       (0.39)      $10.33     1.76%
Year ended 7/31/04                                       (0.34)      $10.53     2.29%
---------------------------------------------------------------------------------------

                                                                        Ratios/Supplemental Data
                                                     --------------------------------------------------------------
                                                                 Ratios of    Ratios of
                                                        Net      Expenses     Expenses    Ratios of Net
                                                      Assets,       to           to         Investment
                                                      End of      Average      Average        Income      Portfolio
                                                      Period        Net          Net        to Average     Turnover
                                                      (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
-------------------------------------------------------------------------------------------------------------------
Municipal Bond Institutional Shares
Year ended 7/31/08                                   $ 41,946      1.07%        0.61%         3.82%          58%
Year ended 7/31/07                                   $ 44,234      1.13%        0.61%         3.87%          27%
Year ended 7/31/06                                   $ 39,514      1.06%        0.65%         3.87%          87%
Year ended 7/31/05                                   $ 49,802      1.04%        0.78%         3.86%          83%
Year ended 7/31/04                                   $ 57,638      0.98%        0.79%         4.05%          35%
-------------------------------------------------------------------------------------------------------------------
Municipal Bond Class A Shares
Year ended 7/31/08                                   $  1,132      1.32%        0.86%         3.57%          58%
Year ended 7/31/07                                   $  1,231      1.38%        0.86%         3.63%          27%
Year ended 7/31/06                                   $  1,378      1.31%        0.90%         3.62%          87%
Year ended 7/31/05                                   $  1,637      1.29%        1.03%         3.63%          83%
Year ended 7/31/04                                   $  2,462      1.24%        1.04%         3.81%          35%
-------------------------------------------------------------------------------------------------------------------
Municipal Bond Class B Shares
Year ended 7/31/08                                   $    621      2.08%        1.61%         2.82%          58%
Year ended 7/31/07                                   $    864      2.13%        1.61%         2.88%          27%
Year ended 7/31/06                                   $  1,016      2.06%        1.66%         2.86%          87%
Year ended 7/31/05                                   $  1,479      2.04%        1.78%         2.85%          83%
Year ended 7/31/04                                   $  1,528      1.99%        1.79%         3.06%          35%
-------------------------------------------------------------------------------------------------------------------
Municipal Bond Class C Shares
Year ended 7/31/08                                   $     29      2.08%        1.61%         2.81%          58%
Year ended 7/31/07                                   $     43      2.12%        1.61%         2.89%          27%
Year ended 7/31/06                                   $     87      2.06%        1.66%         2.86%          87%
Year ended 7/31/05                                   $    179      2.03%        1.78%         2.91%          83%
Year ended 7/31/04                                   $    363      1.98%        1.79%         3.05%          35%
-------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Institutional Shares
Year ended 7/31/08                                   $128,343      0.85%        0.65%         3.60%          49%
Year ended 7/31/07                                   $149,016      0.89%        0.68%         3.63%          37%
Year ended 7/31/06                                   $164,537      0.87%        0.71%         3.53%          60%
Year ended 7/31/05                                   $205,078      0.86%        0.70%         3.45%          60%
Year ended 7/31/04                                   $255,026      0.84%        0.73%         3.42%          84%
-------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Class A Shares
Year ended 7/31/08                                   $  1,732      1.10%        0.90%         3.35%          49%
Year ended 7/31/07                                   $  2,038      1.15%        0.94%         3.37%          37%
Year ended 7/31/06                                   $  2,559      1.12%        0.96%         3.28%          60%
Year ended 7/31/05                                   $  3,064      1.10%        0.95%         3.20%          60%
Year ended 7/31/04                                   $  4,479      1.09%        0.98%         3.17%          84%
-------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Class B Shares
Year ended 7/31/08                                   $    357      1.85%        0.90%         3.35%          49%
Year ended 7/31/07                                   $    358      1.90%        0.94%         3.37%          37%
Year ended 7/31/06                                   $    446      1.87%        0.96%         3.27%          60%
Year ended 7/31/05                                   $    987      1.86%        0.95%         3.20%          60%
Year ended 7/31/04                                   $  1,269      1.84%        1.44%         2.71%          84%
-------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Class C Shares
Year ended 7/31/08                                   $    124      1.85%        1.65%         2.60%          49%
Year ended 7/31/07                                   $    101      1.89%        1.67%         2.64%          37%
Year ended 7/31/06                                   $     89      1.87%        1.71%         2.52%          60%
Year ended 7/31/05                                   $    157      1.85%        1.69%         2.45%          60%
Year ended 7/31/04                                   $    366      1.83%        1.73%         2.42%          84%
-------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 200-201

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                Change in Net Assets                       Less Dividends and
                                                              Resulting from Operations                    Distributions from
                                                           ------------------------------                ----------------------
                                                                            Net Realized
                                                                                 and
                                                                             Unrealized     Change in
                                               Net Asset                   Gains/(Losses)   Net Assets
                                                 Value,         Net             from        Resulting        Net         Net
                                               Beginning     Investment      Investment        from      Investment   Realized
                                               of Period   Income/(Loss)    Transactions    Operations     Income       Gains
-------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Institutional Shares
Year ended 7/31/08                               $ 9.97       0.34##            0.05           0.39        (0.34)      (0.04)
Year ended 7/31/07                               $10.00       0.37##@          (0.04)          0.33        (0.35)      (0.01)
Year ended 7/31/06                               $10.24       0.36##           (0.21)          0.15        (0.36)      (0.03)
Year ended 7/31/05                               $10.39       0.36             (0.09)          0.27        (0.35)      (0.07)
Year ended 7/31/04                               $10.39       0.36              0.02           0.38        (0.35)      (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Class A Shares
Year ended 7/31/08                               $ 9.98       0.32##            0.03           0.35        (0.31)      (0.04)
Year ended 7/31/07                               $10.01       0.34##@          (0.04)          0.30        (0.32)      (0.01)
Year ended 7/31/06                               $10.25       0.33##           (0.21)          0.12        (0.33)      (0.03)
Year ended 7/31/05                               $10.39       0.33             (0.08)          0.25        (0.32)      (0.07)
Year ended 7/31/04                               $10.39       0.33              0.03           0.36        (0.33)      (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Class B Shares
Year ended 7/31/08                               $ 9.75       0.24##            0.03           0.27        (0.24)      (0.04)
Year ended 7/31/07                               $ 9.78       0.26##@          (0.03)          0.23        (0.25)      (0.01)
Year ended 7/31/06                               $10.03       0.25##           (0.21)          0.04        (0.26)      (0.03)
Year ended 7/31/05                               $10.18       0.25             (0.08)          0.17        (0.25)      (0.07)
Year ended 7/31/04                               $10.19       0.24              0.03           0.27        (0.25)      (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Class C Shares
Year ended 7/31/08                               $ 9.94       0.24##            0.04           0.28        (0.24)      (0.04)
Year ended 7/31/07                               $ 9.97       0.26##@          (0.03)          0.23        (0.25)      (0.01)
Year ended 7/31/06                               $10.20       0.25##           (0.20)          0.05        (0.25)      (0.03)
Year ended 7/31/05                               $10.35       0.25             (0.09)          0.16        (0.24)      (0.07)
Year ended 7/31/04                               $10.35       0.26              0.02           0.28        (0.25)      (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Institutional Shares
Year ended 7/31/08                               $ 9.90       0.29##            0.13           0.42        (0.29)         --
Year ended 7/31/07                               $ 9.88       0.30##            0.02           0.32        (0.30)         --
Year ended 7/31/06                               $10.03       0.28             (0.15)          0.13        (0.28)         --
Year ended 7/31/05                               $10.17       0.28             (0.13)          0.15        (0.28)      (0.01)
Year ended 7/31/04                               $10.31       0.28             (0.13)          0.15        (0.28)      (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Class A Shares
Year ended 7/31/08                               $ 9.88       0.28##            0.14           0.42        (0.28)         --
Year ended 7/31/07                               $ 9.87       0.28##            0.02           0.30        (0.29)         --
Year ended 7/31/06                               $10.02       0.27             (0.15)          0.12        (0.27)         --
Year ended 7/31/05                               $10.16       0.26             (0.13)          0.13        (0.26)      (0.01)
Year ended 7/31/04                               $10.30       0.27             (0.13)          0.14        (0.27)      (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Class B Shares
Year ended 7/31/08                               $ 9.88       0.19##            0.14           0.33        (0.20)         --
Year ended 7/31/07                               $ 9.88       0.20##              --           0.20        (0.20)         --
Year ended 7/31/06                               $10.02       0.19             (0.15)          0.04        (0.18)         --
Year ended 7/31/05                               $10.16       0.17             (0.13)          0.04        (0.17)      (0.01)
Year ended 7/31/04                               $10.30       0.18             (0.13)          0.05        (0.18)      (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Class C Shares
Year ended 7/31/08                               $ 9.89       0.19##            0.14           0.33        (0.20)         --
Year ended 7/31/07                               $ 9.88       0.20##            0.01           0.21        (0.20)         --
Year ended 7/31/06                               $10.02       0.19             (0.15)          0.04        (0.18)         --
Year ended 7/31/05                               $10.16       0.18             (0.14)          0.04        (0.17)      (0.01)
Year ended 7/31/04                               $10.29       0.19             (0.13)          0.06        (0.18)      (0.01)
-------------------------------------------------------------------------------------------------------------------------------

                                                                 Net      Total
                                                   Total        Asset     Return
                                                 Dividends     Value,   (excludes
                                                    and        End of     sales
                                               Distributions   Period    charge)
----------------------------------------------------------------------------------
Ohio Municipal Bond Institutional Shares
Year ended 7/31/08                                 (0.38)      $ 9.98     3.95%
Year ended 7/31/07                                 (0.36)      $ 9.97     3.32%@
Year ended 7/31/06                                 (0.39)      $10.00     1.46%
Year ended 7/31/05                                 (0.42)      $10.24     2.61%
Year ended 7/31/04                                 (0.38)      $10.39     3.66%
----------------------------------------------------------------------------------
Ohio Municipal Bond Class A Shares
Year ended 7/31/08                                 (0.35)      $ 9.98     3.58%
Year ended 7/31/07                                 (0.33)      $ 9.98     3.06%@
Year ended 7/31/06                                 (0.36)      $10.01     1.19%
Year ended 7/31/05                                 (0.39)      $10.25     2.36%
Year ended 7/31/04                                 (0.36)      $10.39     3.40%
----------------------------------------------------------------------------------
Ohio Municipal Bond Class B Shares
Year ended 7/31/08                                 (0.28)      $ 9.74     2.84%
Year ended 7/31/07                                 (0.26)      $ 9.75     2.26%@
Year ended 7/31/06                                 (0.29)      $ 9.78     0.37%
Year ended 7/31/05                                 (0.32)      $10.03     1.66%
Year ended 7/31/04                                 (0.28)      $10.18     2.62%
----------------------------------------------------------------------------------
Ohio Municipal Bond Class C Shares
Year ended 7/31/08                                 (0.28)      $ 9.94     2.86%
Year ended 7/31/07                                 (0.26)      $ 9.94     2.19%@
Year ended 7/31/06                                 (0.28)      $ 9.97     0.44%
Year ended 7/31/05                                 (0.31)      $10.20     1.60%
Year ended 7/31/04                                 (0.28)      $10.35     2.65%
----------------------------------------------------------------------------------
Michigan Municipal Bond Institutional Shares
Year ended 7/31/08                                 (0.29)      $10.03     4.32%
Year ended 7/31/07                                 (0.30)      $ 9.90     3.17%
Year ended 7/31/06                                 (0.28)      $ 9.88     1.35%
Year ended 7/31/05                                 (0.29)      $10.03     1.49%
Year ended 7/31/04                                 (0.29)      $10.17     1.43%
----------------------------------------------------------------------------------
Michigan Municipal Bond Class A Shares
Year ended 7/31/08                                 (0.28)      $10.02     4.27%
Year ended 7/31/07                                 (0.29)      $ 9.88     3.05%
Year ended 7/31/06                                 (0.27)      $ 9.87     1.20%
Year ended 7/31/05                                 (0.27)      $10.02     1.33%
Year ended 7/31/04                                 (0.28)      $10.16     1.37%
----------------------------------------------------------------------------------
Michigan Municipal Bond Class B Shares
Year ended 7/31/08                                 (0.20)      $10.01     3.36%
Year ended 7/31/07                                 (0.20)      $ 9.88     2.06%
Year ended 7/31/06                                 (0.18)      $ 9.88     0.42%
Year ended 7/31/05                                 (0.18)      $10.02     0.46%
Year ended 7/31/04                                 (0.19)      $10.16     0.43%
----------------------------------------------------------------------------------
Michigan Municipal Bond Class C Shares
Year ended 7/31/08                                 (0.20)      $10.02     3.33%
Year ended 7/31/07                                 (0.20)      $ 9.89     2.16%
Year ended 7/31/06                                 (0.18)      $ 9.88     0.43%
Year ended 7/31/05                                 (0.18)      $10.02     0.43%
Year ended 7/31/04                                 (0.19)      $10.16     0.48%
----------------------------------------------------------------------------------

                                                                  Ratios/Supplemental Data
                                               --------------------------------------------------------------
                                                           Ratios of    Ratios of
                                                  Net      Expenses     Expenses    Ratios of Net
                                                Assets,       to           to         Investment
                                                End of      Average      Average        Income      Portfolio
                                                Period        Net          Net        to Average     Turnover
                                                (000's)   Assets (a)   Assets (b)     Net Assets     Rate (d)
--------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Institutional Shares
Year ended 7/31/08                             $ 77,338      0.89%        0.79%         3.39%          42%
Year ended 7/31/07                             $ 81,780      0.93%        0.79%         3.50%          12%
Year ended 7/31/06                             $ 85,716      0.90%        0.80%         3.54%          25%
Year ended 7/31/05                             $104,554      0.87%        0.79%         3.37%          19%
Year ended 7/31/04                             $126,343      0.86%        0.78%         3.39%          15%
--------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Class A Shares
Year ended 7/31/08                             $ 13,084      1.14%        1.04%         3.15%          42%
Year ended 7/31/07                             $ 15,451      1.18%        1.04%         3.25%          12%
Year ended 7/31/06                             $ 23,032      1.15%        1.05%         3.29%          25%
Year ended 7/31/05                             $ 27,870      1.12%        1.04%         3.13%          19%
Year ended 7/31/04                             $ 26,962      1.11%        1.03%         3.14%          15%
--------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Class B Shares
Year ended 7/31/08                             $  2,013      1.89%        1.79%         2.40%          42%
Year ended 7/31/07                             $  2,682      1.93%        1.79%         2.50%          12%
Year ended 7/31/06                             $  3,426      1.90%        1.80%         2.54%          25%
Year ended 7/31/05                             $  4,279      1.87%        1.79%         2.37%          19%
Year ended 7/31/04                             $  4,714      1.86%        1.78%         2.39%          15%
--------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Class C Shares
Year ended 7/31/08                             $    557      1.89%        1.79%         2.40%          42%
Year ended 7/31/07                             $    734      1.93%        1.79%         2.50%          12%
Year ended 7/31/06                             $  1,217      1.90%        1.80%         2.50%          25%
Year ended 7/31/05                             $  3,820      1.87%        1.79%         2.37%          19%
Year ended 7/31/04                             $  4,328      1.86%        1.78%         2.39%          15%
--------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Institutional Shares
Year ended 7/31/08                             $ 38,692      0.92%        0.68%         2.92%          25%
Year ended 7/31/07                             $ 43,905      0.98%        0.68%         3.00%          28%
Year ended 7/31/06                             $ 50,670      0.88%        0.68%         2.84%          12%
Year ended 7/31/05                             $ 74,099      0.80%        0.68%         2.70%          11%
Year ended 7/31/04                             $105,361      0.78%        0.69%         2.75%          21%
--------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Class A Shares
Year ended 7/31/08                             $  2,621      1.18%        0.83%         2.77%          25%
Year ended 7/31/07                             $  4,511      1.22%        0.83%         2.85%          28%
Year ended 7/31/06                             $  4,728      1.13%        0.83%         2.70%          12%
Year ended 7/31/05                             $  4,713      1.05%        0.83%         2.55%          11%
Year ended 7/31/04                             $  7,294      1.03%        0.84%         2.60%          21%
--------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Class B Shares
Year ended 7/31/08                             $    553      1.92%        1.68%         1.92%          25%
Year ended 7/31/07                             $    568      1.98%        1.68%         2.00%          28%
Year ended 7/31/06                             $    607      1.88%        1.68%         1.83%          12%
Year ended 7/31/05                             $  1,175      1.80%        1.68%         1.71%          11%
Year ended 7/31/04                             $  1,574      1.78%        1.69%         1.76%          21%
--------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Class C Shares
Year ended 7/31/08                             $     76      1.92%        1.68%         1.92%          25%
Year ended 7/31/07                             $    145      1.98%        1.68%         2.00%          28%
Year ended 7/31/06                             $    196      1.88%        1.68%         1.83%          12%
Year ended 7/31/05                             $    449      1.80%        1.68%         1.69%          11%
Year ended 7/31/04                             $  1,794      1.78%        1.69%         1.76%          21%
--------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.

                                 Spread 202-203

Fifth Third Funds
Notes to Financial Highlights

--------------------------------------------------------------------------------

(a)   Before waivers and reimbursements

(b)   Net of waivers and reimbursements

(c)   Reflects date of commencement of operations.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^     Amount is less than $0.005 per share.

*     Not annualized.

**    Annualized.

#     Represents income or gains/(losses) from affiliates.

##    Average shares method used in calculation.

+ Includes Dividend and interest expense for securities sold short. Dividend and interest expense was less than 0.005% for the year ended July 31, 2007 and 0.59% for the year ended July 31, 2008.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as Increase from payment by the advisor in the Statement of Operations. See additional information below regarding per share impacts and total return from the year ended July 31, 2007 had this payment not occurred.

                                                                                                                    Amount per
                                                                                                                 share for Payment
                                     Total return excluding Payment by the Advisor (excludes sales charge)       by the Advisor &
                                     ---------------------------------------------------------------------       -----------------

                                     Institutional       Class A       Class B       Class C       Advisor          All Classes
                                     -------------       -------       -------       -------       -------       -----------------
      Mid Cap Growth                     17.24%           16.93%        16.06%        16.07%        16.65%            $ 0.01
      Quality Growth                     20.38%           20.05%        19.15%        19.15%        19.72%            $ 0.02
      Disciplined Large Cap Value        14.44%           14.13%        13.38%        13.34%        13.90%            $   -- ^
      Dividend Growth                    14.90%           14.64%        13.78%        13.79%        14.37%            $ 0.07
      International Equity               24.57%           24.27%        23.36%        23.31%        23.94%            $   -- ^
      Total Return Bond                   4.72%            4.45%         3.75%         3.65%         4.29%            $ 0.01
      Municipal Bond                      3.81%            3.53%         2.76%         2.82%         3.29%            $ 0.02
      Ohio Municipal                      3.22%            2.86%         2.15%         2.09%           NA             $ 0.01

      ^     Amount is less than $.005.

      & Per share impact of the Payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net Investment Income/(Loss) in these Financial Highlights includes the Payment by the Advisor.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                   Notes to Financial Statements
                                                                   July 31, 2008
--------------------------------------------------------------------------------

(1) Organization

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of thirty-one separate investment portfolios, one of which has not commenced investment operations.

The accompanying financial statements and notes relate only to the series of the Trust (individually a "Fund" and collectively the "Funds") listed below. Each Fund is a diversified investment company for purposes of the Act, except for Fifth Third Dividend Growth Fund and Fifth Third Ohio Municipal Bond Fund, each of which is a non-diversified investment company.

Fund Name

Fifth Third Small Cap Growth Fund ("Small Cap Growth")
Fifth Third Mid Cap Growth Fund ("Mid Cap Growth")
Fifth Third Quality Growth Fund ("Quality Growth")
Fifth Third Structured Large Cap Plus Fund ("Structured Large Cap Plus") Fifth Third Equity Index Fund ("Equity Index")
Fifth Third Micro Cap Value Fund  ("Micro  Cap Value")
Fifth Third Small Cap Value Fund  ("Small Cap  Value")
Fifth Third All Cap Value Fund ("All Cap Value")
Fifth Third Disciplined Large Cap Value Fund ("Disciplined Large Cap Value") Fifth Third LifeModel Aggressive Fund(SM) ("LifeModel Aggressive(SM)")
Fifth Third LifeModel Moderately Aggressive Fund(SM) ("LifeModel Moderately
   Aggressive(SM)")
Fifth Third LifeModel Moderate Fund(SM) ("LifeModel Moderate(SM)")
Fifth Third LifeModel Moderately Conservative Fund(SM) ("LifeModel Moderately
   Conservative(SM)")
Fifth Third LifeModel Conservative Fund(SM) ("LifeModel Conservative(SM)") (the foregoing five funds collectively the "LifeModel Funds(SM)")
Fifth Third Strategic Income Fund ("Strategic Income")
Fifth Third Dividend Growth Fund ("Dividend Growth")
Fifth Third International Equity Fund ("International Equity")
Fifth Third High Yield Bond Fund ("High Yield Bond")
Fifth Third Total Return Bond Fund ("Total Return Bond")
Fifth Third Short Term Bond Fund ("Short Term Bond")
Fifth Third Municipal Bond Fund ("Municipal Bond")
Fifth Third Intermediate Municipal Bond Fund ("Intermediate Municipal Bond") Fifth Third Ohio Municipal Bond Fund ("Ohio Municipal Bond")
Fifth Third Michigan Municipal Bond Fund ("Michigan Municipal Bond")

Short Term Bond has three classes of shares: Institutional, Class A, and Class C shares. Equity Index has seven classes of shares: Institutional, Class A, Class B, Class C, Select, Preferred and Trust shares. The remainder of the Funds each have four classes of shares: Institutional, Class A, Class B, and Class C shares. Advisor shares for Short Term Bond, Intermediate Municipal Bond, Ohio Municipal Bond and Michigan Municipal Bond were liquidated May 11, 2007 and for the remaining funds, Advisor shares outstanding on November 26, 2007 were exchanged for Class A shares of their respective funds. No Financial Highlights information is presented for Advisor Shares. Certain activity regarding Advisor shares for the period from August 1, 2007 through November 26, 2007 is included in the Statements of Operations, Statements of Changes in Net Assets and these Notes to Financial Statements. All Funds' Class B shares are closed for purchases as of this report date. Class A shares are subject to initial sales charges imposed at the time of purchase, as described in the Funds' prospectus. Certain redemptions of each of Class A shares made within eighteen months of purchase, Class B

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2008
--------------------------------------------------------------------------------

shares made within six years of purchase and Class C shares made within one year of purchase are subject to contingent deferred sales charges, as described in the Funds' prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Fund Mergers--On November 16, 2007 (the "Closing Date"), certain funds of the Trust (each an "Acquiring Fund") acquired the respective net assets of certain other funds of the Trust (each an "Acquired Fund"), pursuant to Agreements and Plans of Reorganization approved by shareholders of each respective Acquired Fund on November 16, 2007. The acquisitions were accomplished by a tax-free exchange of shares of each class of each Acquiring Fund for the corresponding class of the corresponding Acquired Fund as of the Closing Date. Information about the combining funds as of the Closing Date is as follows; the shares issued by each Acquiring Fund are disclosed in the Statements of Changes in Net Assets.

                                                              Net Assets as of
Fund                            Description                   November 16, 2007
----                            -----------                   -----------------
Mid Cap Growth                  Acquiring Fund                  $ 329,322,202
Technology                      Acquired Fund                      13,193,848
                                                                -------------
Mid Cap Growth                  After Acquisition               $ 342,516,050
                                                                =============

Total Return Bond               Acquiring Fund                  $ 237,605,488
Intermediate Bond               Acquired Fund                     447,870,973
U.S. Government Bond            Acquired Fund                      26,139,716
                                                                -------------
Total Return Bond               After Acquisition               $ 711,616,177
                                                                =============

The components of net assets of each Acquired Fund as of November 16, 2007 were as follows:

                                                                Intermediate   U.S. Government
Components of Net Assets Acquired                Technology             Bond              Bond
---------------------------------               ------------   -------------   ---------------
Paid-in capital                                 $ 49,198,085   $ 507,776,613   $    27,001,412
Accumulated net investment loss                      (70,475)        (42,220)          (88,594)
Accumulated net realized loss on investments     (37,128,172)    (41,848,762)       (1,005,750)
Net unrealized appreciation (depreciation)
   on investments                                  1,194,410     (18,014,658)          232,648
                                                ------------   -------------   ---------------
   Total net assets                             $ 13,193,848   $ 447,870,973   $    26,139,716
                                                ============   =============   ===============

On February 22, 2008, Quality Growth ("Acquiring Fund") acquired the respective net assets of Balanced ("Acquired Fund"), pursuant to an Agreement and Plan of Reorganization approved by shareholders the Acquired Fund on February 22, 2008 (the Closing and Shareholder Meeting Dates). The acquisition was accomplished by a tax-free exchange of shares of each class of the Acquiring Fund for the corresponding class of the Acquired Fund as of the Closing Date. Information about the combining funds as of this date is as follows; the shares issued by the Acquiring Fund are disclosed in the Statement of Changes in Net Assets.

                                                              Net Assets as of
Fund                            Description                   February 22, 2008
----                            -----------                   -----------------
Quality Growth                  Acquiring Fund                  $ 555,121,327
Balanced                        Acquired Fund                      35,333,054
                                                                -------------
Quality Growth                  After Acquisition               $ 590,454,381
                                                                =============

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

The components of net assets of the Acquired Fund as of February 22, 2008 were as follows:

Components of Net Assets Acquired                                      Balanced
---------------------------------                                 -------------
Paid-in capital                                                   $  71,035,459
Accumulated net investment loss                                         (68,460)
Accumulated net realized loss on investments                        (37,460,921)
Net unrealized appreciation (depreciation) on investments             1,826,977
                                                                  -------------
Total net assets                                                  $  35,333,055
                                                                  =============

Capital losses of the Acquired Funds are carried over to the Acquiring Fund on Closing Date. The Internal Revenue Code may limit the ability of Acquiring Funds to utilize capital losses of Acquired Funds (See Note 6).

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuations--Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts ("ADR"), are valued at the closing price on the exchange or system where the security is principally traded. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NASDAQ Official Closing Price ("NOCP"), if applicable. Securities in International Equity listed or traded on non-domestic exchanges are valued at the closing price on the exchanges on which they trade. Corporate debt securities and debt securities of U.S. government issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued at fair value on the basis of the closing bid as supplied by an independent pricing service approved by the Board of Trustees ("Trustees") or valuations provided by dealers. Short-term investments maturing in 60 days or less are valued at either amortized cost, which approximates market value, or at original cost, which, combined with accrued interest, approximates market value. Investments in open-end investment companies are valued at net asset value as reported by such investment companies. Investments for which such quotations are not readily available, or quotations which appear suspect, are valued at fair value as determined in good faith by the investment adviser's Pricing Committee under the direction of the Trustees. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which such securities are traded closes and the time when the Funds' net asset values are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, International Equity may use a systematic valuation model provided by an independent third party to value its foreign securities. When International Equity uses this fair value pricing method, the value assigned to International Equity's foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges.

The market value of fair valued securities as a percentage of total net assets as of this report date was 0.1%, 1.5%, 97.6%, 4.4% and 1.2% for Quality Growth, Strategic Income, International Equity, Total Return Bond and Short Term Bond, respectively.

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2008
--------------------------------------------------------------------------------

Repurchase Agreements--The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees of the Fund (the "Trustees"). It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, have legally segregated in the Federal Reserve Book Entry System, or have segregated within the custodian bank's vault, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains and losses on mortgage-and asset-backed securities are recorded as adjustments to interest income. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

Foreign Currency Translation--International Equity does not isolate that portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, including investments in securities, resulting from changes in the currency exchange rates.

Forward Foreign Currency Contracts--International Equity may enter into forward foreign currency contracts ("forwards"), which are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a forward fluctuates with changes in currency exchange rates. A forward is marked- to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable or unwilling to meet the terms of a forward or if the value of the currency changes unfavorably. International Equity has segregated cash and/or securities in a sufficient amount as collateral to the extent the Fund has open forward contracts as of this report date. See Notes to Schedules of Investments. As of July 31, 2008, International Equity had no open forward foreign currency contracts.

Foreign Currency Commitments--International Equity may enter into foreign currency commitments for the settlement of security transactions in foreign currencies. Risks may arise upon entering into these transactions from the potential inability or unwillingness of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. Foreign currency transactions are adjusted by the daily spot exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Futures Contracts--The Funds, with the exception of Dividend Growth, Intermediate Municipal Bond and Ohio Municipal Bond, may enter into futures contracts for the delayed delivery of securities at a fixed price at

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                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

some future date or for the change in the value of a specified financial index or interest rate over a predetermined time period. Cash and/or securities are segregated or delivered to dealers in order to maintain a position ("initial margin"). Subsequent payments made or received by a Fund based on the daily change in the market value of the position ("variation margin") are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks. To the extent these Funds have open futures contracts at period end, a sufficient amount of cash and/or securities, which is restricted as to its use by these Funds, is segregated as collateral. See Notes to Schedules of Investments.

Options Written Contracts -- When a Fund writes or sells put or call option contracts, it records the proceeds on sales (premium) received and the corresponding liability. The risk in writing a call option is that a Fund may incur a loss when the associated security market price or index value increases. The risk in writing a put option is that a Fund may incur a loss when the associated security market price or index value decreases. A Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist for the relevant security. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of an option transaction. When an option is exercised, the proceeds on sales (premium) for a written call option and the purchase cost for a written put option is adjusted by the amount of premium received or paid. See Notes to Schedules of Investments.

Short Sales -- Structured Large Cap Plus enters into short sales whereby it sells a security it generally does not own (the security is borrowed) in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. The Fund also may short a security when also holding a long position in the security (a "short against the box"), as the security's price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security's price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund. The Fund segregates cash and/or securities in a sufficient amount as collateral to the extent of open short positions at period end. See Notes to Schedule of Investments.

Swap Agreements -- The Funds may enter into swap transactions, which are privately negotiated agreements between a Fund and a counterparty (usually a broker-dealer) to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. A Fund may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Total Return Bond has entered into a credit default swap agreement with a recognized counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party - typically, a corporate issuer or sovereign issuer of an emerging country - on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. When it is a seller of protection, a Fund generally receives an upfront payment or a fixed rate of

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Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2008
--------------------------------------------------------------------------------

income throughout the term of the swap, provided that there is no credit event. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, a Fund must pay to the buyer of the protection an amount up to the notional value of the swap and, in certain instances, take delivery of the security. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. When it is a buyer of protection, a Fund generally makes an upfront payment or pays a fixed rate throughout the term of the swap. In addition, as a buyer of protection, a Fund generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, "bullet-type" payments as "notional principal contracts" for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a "notional principal contract" for U.S. federal income tax purposes, payments received by a Fund from such investments may be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by a Fund are included in realized gain or loss in the Statements of Operations. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that the parties may disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

When-Issued and Delayed Delivery Transactions ("TBAs")--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date. To the extent the Funds hold these types of securities at period end, a sufficient amount of cash and/or securities is segregated as collateral. See Notes to Schedules of Investments.

Lending Portfolio Securities-- Each Fund may lend securities up to 33 1/3% of the Fund's total assets (plus the amount of securities out on loan) to qualified borrowers (typically broker-dealers) in order to enhance fund earnings by investing cash collateral received in making such loans. The Funds continue to earn interest and dividends on securities loaned by way of receiving substitute payments (substitute dividend payments are generally not classified as Qualified Dividend Income for federal income tax purposes). Loans will be made only to borrowers deemed by the Lending Agent to be of sufficiently strong financial standing, organizational stability and creditworthiness under guidelines established by the Trustees and when, in the judgment of the Lending Agent, the consideration that can be earned currently from such securities loans justifies the attendant risks.

The Trust has engaged its custodian bank, State Street Bank and Trust Company ("State Street" or "Lending Agent"), to act as lending agent and to administer its securities lending program. The Funds commenced lending securities on April 16, 2008. State Street will earn a portion of program net income for its services. When a Fund makes a security loan, it receives cash collateral as protection against borrower default on the loaned security position and records an asset for the cash/invested collateral and a liability for the return of the collateral. Securities on loan continue to be included in investment securities at market value on the Statements of Assets and Liabilities and remain on the Schedule of Investments.

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

Loans of securities are required at the time the loan is made to be secured by collateral at least equal to 105% of the prior day's market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange; or 102% of the prior day's market value of the securities on loan (including accrued interest) of any other loaned securities, and not less than 100% thereafter. The Funds may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency sponsored obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. As of July 31, 2008, cash collateral received for the Funds engaged in securities lending was invested in the State Street Navigator Prime Securities Lending Portfolio. Additionally, certain funds received non-cash collateral, which they are not permitted to sell or re-pledge. The non-cash collateral is made up of U.S. Treasury and U.S. agency notes, bonds and discount notes. The maturities range from August 4, 2008 to April 18, 2036, with interest rates ranging from 2% to 8.125%.

                                   MV of
                                Securities        Cash         Non-Cash
Fund                              on Loan      Collateral     Collateral
----                           ------------   ------------   -----------
Small Cap Growth               $ 21,878,933   $ 22,191,345   $   232,885
Mid Cap Growth                   64,326,137     63,530,259     2,379,731
Quality Growth                   35,071,710     35,511,535       334,429
Equity Index                     36,830,354     33,029,455     4,703,421
Micro Cap Value                  10,600,034     10,927,545            --
Small Cap Value                  25,057,559     25,743,205        13,522
All Cap Value                    68,036,286     66,082,044     3,644,241
Disciplined Large Cap Value      18,277,189     16,324,034     2,521,167
Strategic Income                 25,881,499     26,566,223            --
Dividend Growth                   5,616,201      5,344,714       401,835
International Equity             34,340,106     36,115,304            --
High Yield Bond                  13,134,765     13,409,343            --
Total Return Bond                37,126,301     37,951,578            --

During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in market value. State Street marks to market securities loaned and the collateral each business day. If additional collateral is due, State Street collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, State Street may experience delays in, or may be prevented from, recovering the collateral on behalf of a Fund. State Street may on behalf of a Fund recall a loaned security position at any time from a borrower, who is obligated to return the security recalled. In the event the borrower fails to return a recalled security in a timely fashion, State Street reserves the right to use the collateral to purchase like securities in the open market. State Street indemnifies the Funds against borrower default by agreeing to fund any shortfall between the collateral held and the cost of obtaining replacement securities. If replacement securities are not available, State Street will credit the equivalent cash value to the Fund(s).

Other--Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as administrative and distribution fees.

Distributions to Shareholders--Dividends, if any, from net investment income are declared/paid generally as follows:

Declared daily/paid monthly   Declared/paid monthly         Declared/paid quarterly       Declared/paid annually
---------------------------   ---------------------         -----------------------       ----------------------
Strategic Income              High Yield Bond               Mid Cap Growth                Small Cap Growth
                              Total Return Bond             Quality Growth                Small Cap Value
                              Short Term Bond               Structured Large Cap Plus     International Equity
                              Municipal Bond                Equity Index
                              Intermediate Municipal Bond   Micro Cap Value
                              Ohio Municipal Bond           All Cap Value
                              Michigan Municipal Bond       Disciplined Large Cap Value
                                                            The LifeModel Funds(SM)
                                                            Dividend Growth

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2008
--------------------------------------------------------------------------------

Distributable net realized gains, if any, are declared and distributed at least annually. Dividends declared and payable to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications. Accordingly, at July 31, 2008, reclassifications were recorded as follows:

                                                                       Increase        Increase
                                                       Increase       (Decrease)      (Decrease)
                                                      (Decrease)      Accumulated     Accumulated
                                                        Paid-in     net investment   net realized
                                                        capital      income/(loss)    gain/(loss)
                                                     ------------   --------------   ------------
Small Cap Growth                                     $   (616,927)  $      683,595   $    (66,668)
Mid Cap Growth                                        (35,651,689)       1,633,026     34,018,663
Quality Growth                                        (28,704,918)         139,526     28,565,393
Dividend Growth                                               571             (739)           168
Micro Cap Value                                               209               51           (260)
Small Cap Value                                         1,382,266          (29,581)    (1,352,685)
All Cap Value                                                (466)             467             (1)
Disciplined Large Cap Value                               326,595              807       (327,402)
Structured Large Cap Plus                                  (1,774)          (9,406)        11,180
Equity Index                                                 (516)         (91,536)        92,052
International Equity                                       (6,142)      (1,238,997)     1,245,139
Strategic Income                                            2,382           69,843        (72,225)
LifeModel Aggressive(SM)                                     (207)       3,018,988     (3,018,781)
LifeModel Moderately Aggressive(SM)                          (549)       3,899,653     (3,899,104)
LifeModel Moderate(SM)                                       (637)       4,248,854     (4,248,217)
LifeModel Moderately Conservative(SM)                        (223)         651,987       (651,764)
LifeModel Conservative(SM)                                    (66)         178,176       (178,110)
High Yield Bond                                               (86)              86             --
Total Return Bond                                     (14,460,872)         550,101     13,910,771
Short Term Bond                                        (1,136,998)         283,486        853,512
Municipal Bond                                              1,539           (6,195)         4,656
Intermediate Municipal Bond                                 1,097          (19,115)        18,018
Ohio Municipal Bond                                         1,921           31,577        (33,498)
Michigan Municipal Bond                                       (52)          (2,285)         2,337

Federal Taxes--It is the intention of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48"), in June 2006. FIN 48 requires the recognition of tax benefits of an uncertain tax position only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Funds adopted the provisions of FIN 48 on January 31, 2008. Management has reviewed the Funds' tax positions for all open tax years, and concluded that adoption had no effect on each Fund's financial position or results of operations. At July 31, 2008, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds' U.S. tax returns filed for the fiscal years from 2005-2007, no examinations are in progress or anticipated as of this report date. The Funds are not aware of

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements--In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). This statement establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While Management is currently assessing the likely impact of FAS 157, as of this report date, Management does not believe the adoption of FAS 157 will have an impact on the financial statements. Additional disclosures may be required however, relating to the inputs used to develop the measurements and the effect of certain measurements on changes in net assets.

In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"). FAS 161 may require enhanced disclosures about Funds' derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures.

(3) Related Party Transactions

Investment Advisory Fee-- FTAM is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services to the Funds, FTAM receives an investment advisory fee computed daily based on each Fund's average daily net assets and paid monthly. Until November 28, 2007, FTAM subcontracted with Morgan Stanley Investment Management Inc., which served as International Equity's Sub-Advisor. Effective November 28, 2007 this subadvisory arrangement was terminated and FTAM undertook full portfolio management responsibilities for the Fund. Pursuant to a sub-advisory arrangement with FTAM, Fort Washington Investment Advisors, Inc. is High Yield Bond's Sub-Advisor. The Advisor compensates Fort Washington monthly at rates indicated in the prospectus applied to the Fund's average daily net assets. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See below, including the table of advisory fees, waivers and expense limitations.

Administration Fee-- FTAM is the Trust's administrator (the "Administrator") and generally assists in all aspects of the Trust's administration and operations, including providing the Funds with certain administrative personnel and services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below, which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

         Administration Fee           Trust Average Daily Net Assets
         ------------------           ------------------------------
         0.20%                        Up to $1 billion
         0.18%                        In excess of $1 billion up to $2 billion
         0.17%                        In excess of $2 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its administration fee. In addition, $10,000 annual, per class, per Fund fee applies beyond the first four classes per Fund (only Equity Index has more than four classes as of November 26, 2007), and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fee, waiver and expense limitations below.

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2008
--------------------------------------------------------------------------------

Advisory Fee, Waivers, Expense Limitations-- In its capacity as Advisor and Administrator, FTAM has entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 12 months commencing November 29, 2007 for the Funds, except Dividend Growth, which is the 40 month period from August 1, 2005 through November 28, 2008). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the expense limitation. All waivers not recovered at the end of the period expire on November 28, 2008. The Funds' various annual fee rates, waivers and expense limitations as of this report date are as follows:

                                                                                             Class Expense Limitations*
                                                                                    -----------------------------------------------
                                                 Advisory   Expense  Administration                                   Reimbursement
                                        Advisory    Fee   Limitation       Fee                                           Recover-
Fund                                       Fee    Waiver      **         Waiver     Institutional    A      B     C      able***
----                                    -------- -------- ---------- -------------- ------------- ------ ------ ----- -------------
Small Cap Growth                          0.70%      NA       V           NA             1.01%    1.26%  2.01%  2.01%          NA
Mid Cap Growth                            0.80%      NA       C           NA             1.09%    1.34%  2.09%  2.09% $    59,548
Quality Growth *                          0.80%      NA       C         0.02%            1.06%    1.31%  2.06%  2.06% $   204,699
Dividend Growth                           0.80%    0.20%      C           NA             0.73%    0.98%  1.73%  1.73% $   875,441
Micro Cap Value                           1.00%      NA       V           NA             1.35%    1.60%  2.35%  2.35%          NA
Small Cap Value                           0.90%      NA       V           NA             1.20%    1.45%  2.20%  2.20%          NA
All Cap Value                             1.00%      NA       C         0.10%            1.19%    1.44%  2.19%  2.19% $   235,085
Disciplined Large Cap Value               0.80%      NA       C         0.06%            1.01%    1.26%  2.01%  2.01% $   292,440
Structured Large Cap Plus+++              0.70%      NA       C           NA             0.92%    1.17%  1.92%  1.92% $   347,682
Equity Index^                             0.30%    0.20%      C        0.065%            0.19%    0.44%  1.19%  1.19% $ 1,053,331
International Equity +*                   1.00%    0.14%      C           NA             1.21%    1.46%  2.21%  2.21% $   493,896
Strategic Income                          1.00%    0.30%      C         0.05%            0.96%    1.21%  1.96%  1.96% $   330,853
LifeModel Aggressive(SM)                  0.15%    0.12%      C           NA             0.08%    0.33%  1.08%  1.08% $   472,032
LifeModel Moderately Aggressive(SM)       0.15%    0.12%      C           NA             0.08%    0.33%  1.08%  1.08% $   792,951
LifeModel Moderate(SM)                    0.15%    0.12%      C           NA             0.08%    0.33%  1.08%  1.08% $ 1,002,727
LifeModel Moderately Conservative(SM)     0.15%    0.12%      C           NA             0.08%    0.33%  1.08%  1.08% $   253,245
LifeModel Conservative(SM)                0.15%    0.12%      C           NA             0.08%    0.33%  1.08%  1.08% $   174,900
High Yield Bond                           0.70%      NA       C           NA             0.74%    0.99%  1.74%  1.74% $   141,920
Total Return Bond *                       0.60%    0.10%      C         0.08%            0.68%    0.93%  1.68%  1.68% $   857,811
Short Term Bond                           0.50%    0.10%      V           NA             0.64%    0.89%    NA   1.64%          NA
Municipal Bond                            0.55%    0.15%      V           NA             0.61%    0.86%  1.61%  1.61%          NA
Intermediate Municipal Bond *             0.55%    0.15%      V         0.06%            0.65%    0.90%  0.90%# 1.65%          NA
Ohio Municipal Bond                       0.55%      NA       V         0.08%            0.79%    1.04%  1.79%  1.79%          NA
Michigan Municipal Bond                   0.45%      NA       C           NA             0.68%    0.83%# 1.68%  1.68% $    59,494

* The Funds' expense limitation for each class decreased by the following annual amounts during the period ended as of this report date. FTAM often accompanies a decrease in limitation with a corresponding increase in an advisory or administration waiver.

Fund                                 Decrease in Limitation     Effective Date
----                                 ----------------------   -----------------
Quality Growth                                0.01%           November 17, 2007
International Equity                          0.14%           November 29, 2007
Total Return Bond                             0.04%           November 17, 2007
Intermediate Municipal Bond                   0.02%           November 17, 2007

**    C - Contractual, V - Voluntary as of November 29, 2007.

*** The cumulative amounts waived and/or reimbursed in thousands and which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 29, 2007 through July 31, 2008. For Dividend Growth, this amount represents the period from August 1, 2005 through July 31, 2008.

+++ Because dividend expenses on short sales are excluded from this fund's expense limitation, Net Expenses are expected to exceed the applicable expense limitation by the estimated amount of dividend expense on short sales.

^ The annual limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The limitations are 0.27%, 0.34% and 0.44% for Equity Index Select, Preferred and Trust Shares, respectively.

+ International Equity's Advisory Fee is 0.85% for net assets in excess of $750 million.

# In addition to any other expense limitations applicable to certain Funds, the Distributor has voluntarily agreed to limit the expenses of certain classes by means of waiving a portion of the annual 12b-1 fee as follows:
      Intermediate Municipal Bond Fund Class B - 0.75%; Michigan Municipal Bond Fund Class A - 0.10%.

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

Accounting and Custody Fees-- FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per fund annual minimum, plus out-of-pocket expenses.

    Accounting Fee   Fund Average Daily Net Assets
    --------------   -----------------------------
    0.020%           Up to $500 million
    0.015%           In excess of $500 million up to $1 billion
    0.010%           In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

Distribution and/or Servicing Fees, Waivers--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust's distributor/principal underwriter (the "Distributor"). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund's shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to that shown below based on average daily net assets of the respective classes in the Plan. The Distributor has voluntarily agreed to limit the expenses of certain classes of certain funds by way of waiving a portion of the Distribution and/or Servicing Fee; annual 12b-1 fees and voluntary waivers are shown below.

     Class    Distribution/Servicing Fee   Distribution/Servicing Fee Waiver
    -------   --------------------------   ------------------------------------
    Class A   0.25%                        0.10% - Michigan Municipal Bond
    Class B   1.00%                        0.75% - Intermediate Municipal Bond
    Class C   0.75%                        NA
    Advisor   0.50%                        NA

In addition, the Distributor earned commissions on certain sales of Class A and Advisor shares (most of which commissions are reallowed to the selling broker-dealer) as well as contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class C advance commission finance agent. CDSCs on Class C shares for the period ended as of this report date were $11,998 for the Trust, a majority of which was attributed to FTAM. Affiliates of FTAM earned reallowed sales commissions of $470,999 and 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $3,843,408 for the period ended as of the report date.

Administrative Servicing Fee--The Trust has an Administrative Servicing Agreement with the Distributor with respect to Class C, Select, Preferred and Trust Shares. Under the Agreements, certain administrative services, including those relating to the maintenance of shareholder accounts, were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receive fees computed at rates up to those shown below, based on average daily net assets of the respective classes.

    Class            Administrative Services Fee
    -----            ---------------------------
    Class C                     0.25%
    Select                      0.08%
    Preferred                   0.15%
    Trust                       0.25%

Transfer and Dividend Disbursing Agent--Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund of the Trust's relative average daily net assets, at the aggregate annual rate of $370,000. FTAM earned $370,000 from the Trust in service fees for the period ended as of this report date.

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2008
--------------------------------------------------------------------------------

Other--Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of State Street. None of these officers are paid any fees by the Trust.

Payments by Affiliates--BISYS Fund Services, Inc. ("BISYS"), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of BISYS's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of BISYS or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with BISYS, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts paid to each Fund are disclosed in the Statements of Changes in Net Assets as Increase from payment by the Advisor for the fiscal year ended July 31, 2007. The amounts were allocated among the components of net assets for the year then ended for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would have been lower had the payments not been made; see Notes to Financial Highlights.

(4) Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term securities) for the period ended as of this report date were as follows:

                                                      Non U.S. Government Securities    U.S. Government Securities
                                                      ------------------------------   ----------------------------
Fund                                                    Purchases          Sales         Purchases         Sales
----                                                  -------------    -------------   -------------   ------------
Small Cap Growth                                      $ 106,501,690    $ 149,413,834   $          --   $         --
Mid Cap Growth                                          295,583,066      369,640,027              --             --
Quality Growth                                          347,019,839      534,853,611         918,563         57,871
Dividend Growth                                          16,993,965       18,735,281              --             --
Micro Cap Value                                          25,180,762       56,674,487              --             --
Small Cap Value                                          58,973,982       79,495,649              --             --
All Cap Value                                           124,125,585      145,647,995              --             --
Disciplined Large Cap Value                             286,132,634      361,238,392              --             --
Structured Large Cap Plus                               172,481,535      205,217,501              --             --
Equity Index                                             17,342,919       23,570,149              --             --
International Equity                                    773,334,458      749,457,582              --             --
Strategic Income                                         37,921,080       53,198,352       2,998,439      3,659,863
LifeModel Aggressive(SM)                                 59,141,378       49,663,672              --             --
LifeModel Moderately Aggressive(SM)                      83,790,157       86,722,298              --             --
LifeModel Moderate(SM)                                  109,941,191      132,092,626              --             --
LifeModel Moderately Conservative(SM)                    23,527,069       27,376,008              --             --
LifeModel Conservative(SM)                               16,414,727       12,346,514              --             --
High Yield Bond                                          20,656,002       35,290,689              --             --
Total Return Bond                                       356,384,718       92,542,099     217,903,133     95,127,290
Short Term Bond                                          39,628,910       46,584,897      46,782,065     59,060,263
Municipal Bond                                           24,939,191       28,732,391              --             --
Intermediate Municipal Bond                              68,944,664       99,817,913              --             --
Ohio Municipal Bond                                      40,331,774       51,403,085              --             --
Michigan Municipal Bond                                  11,109,619       18,792,951              --             --

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

(5) Line of Credit

As of February 1, 2008, the Funds of the Trust have an uncommitted unsecured line of credit facility with State Street. Under the terms of the agreement, the Funds of the Trust may borrow up to $100 million in the aggregate. The purpose of the facility is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 1/3% (except that with respect to Structured Large Cap Plus, whose borrowings may not exceed 10% of the Funds' net assets) of the Fund's net assets and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than State Street's overnight federal funds annual rate plus the annual rate of 0.50%. There were no borrowings against the line of credit during the period the agreement was in place.

(6) Federal Tax Information

The tax character of distributions paid during the fiscal years ended July 31, 2008 and 2007 was as follows:

                                                        Year ended July 31, 2008
                                         ------------------------------------------------------
                                                        Distributions paid from
                                         ------------------------------------------------------
                                                           Net
                                                          Long
                                                          Term          Tax          Total
                                           Ordinary      Capital       Exempt     Distributions
Fund                                        Income        Gains        Income         Paid
----                                     -----------   -----------   ----------   -------------
Small Cap Growth                         $ 8,873,764   $31,126,216   $       --   $ 39,999,980
Mid Cap Growth                             3,389,553    45,218,701           --     48,608,254
Quality Growth                            21,265,643    67,802,545           --     89,068,188
Dividend Growth                              263,404            --           --        263,404
Micro Cap Value                            1,172,603    22,356,893           --     23,529,496
Small Cap Value                            2,310,779    11,137,686           --     13,448,465
All Cap Value                              7,678,070    41,680,209           --     49,358,279
Disciplined Large Cap Value               20,522,118    31,674,457           --     52,196,575
Structured Large Cap Plus                  1,388,324       955,083           --      2,343,407
Equity Index                               6,749,004            --           --      6,749,004
International Equity                      16,880,862    29,974,715           --     46,855,577
Strategic Income                           7,586,002     4,046,949           --     11,632,951
LifeModel Aggressive(SM)                   6,109,169    13,564,253           --     19,673,422
LifeModel Moderately Aggressive(SM)       11,696,334    21,736,616           --     33,432,950
LifeModel Moderate(SM)                    20,278,652    24,782,374           --     45,061,026
LifeModel Moderately Conservative(SM)      3,820,869     4,771,242           --      8,592,111
LifeModel Conservative(SM)                 2,234,699     1,227,481           --      3,462,180
High Yield Bond                            4,533,878            --           --      4,533,878
Total Return Bond                         26,468,692            --           --     26,468,692
Short Term Bond                           10,702,400            --           --     10,702,400
Municipal Bond                                60,735        87,268    1,659,525      1,807,528
Intermediate Municipal Bond                  214,806       325,407    4,957,549      5,497,762
Ohio Municipal Bond                           36,630       391,033    3,175,976      3,603,639
Michigan Municipal Bond                           --            --    1,332,746      1,332,746

                                                                Year ended July 31, 2007
                                         -----------------------------------------------------------------
                                                                 Distributions paid from
                                         -----------------------------------------------------------------
                                                           Net
                                                          Long
                                                          Term          Tax        Return        Total
                                           Ordinary      Capital       Exempt        of      Distributions
Fund                                        Income        Gains        Income      Capital        Paid
----                                     -----------   -----------   ----------   --------   -------------
Small Cap Growth                         $ 3,010,766   $30,185,627   $       --   $     --   $ 33,196,393
Mid Cap Growth                                    --    74,693,980           --         --     74,693,980
Quality Growth                             3,228,460    10,916,524           --         --     14,144,984
Dividend Growth                              497,165            --           --         --        497,165
Micro Cap Value                            2,786,879    22,169,301           --         --     24,956,180
Small Cap Value                            8,327,480     8,285,647           --         --     16,613,127
All Cap Value                              8,223,082    50,068,737           --         --     58,291,819
Disciplined Large Cap Value                9,554,231    88,490,631           --         --     98,044,862
Structured Large Cap Plus                  1,607,730       758,123           --         --      2,365,853
Equity Index                               7,234,719            --           --         --      7,234,719
International Equity                       3,961,393     9,030,088           --         --     12,991,481
Strategic Income                           7,383,650     1,525,671           --         --      8,909,321
LifeModel Aggressive(SM)                   1,226,436     5,018,673           --         --      6,245,109
LifeModel Moderately Aggressive(SM)        5,443,188     8,047,858           --         --     13,491,046
LifeModel Moderate(SM)                    14,206,604    10,616,244           --         --     24,822,848
LifeModel Moderately Conservative(SM)      3,084,150     2,513,988           --         --      5,598,138
LifeModel Conservative(SM)                 1,982,695       971,709           --         --      2,954,404
High Yield Bond                            4,850,184            --           --         --      4,850,184
Total Return Bond                         12,928,525            --           --         --     12,928,525
Short Term Bond                           10,846,249            --           --    233,956     11,080,205
Municipal Bond                                 9,692       438,022    1,637,272         --      2,084,986
Intermediate Municipal Bond                   42,331       492,583    5,692,681         --      6,227,595
Ohio Municipal Bond                           54,312       110,602    3,641,827         --      3,806,741
Michigan Municipal Bond                           --            --    1,547,338      9,399      1,556,737

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2008
--------------------------------------------------------------------------------

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                               Undistributed                   Undistributed    Accumulated                         Total
                                    Tax        Undistributed     Long-Term     Capital and       Unrealized      Accumulated
                                  Exempt          Ordinary        Capital          Other       Appreciation/      Earnings/
Fund                              Income           Income       Gains/(Loss)       Losses     (Depreciation)*     (Deficit)
----                           -------------   -------------   -------------   ------------   ---------------   ------------
Small Cap Growth               $          --   $         --    $          --   $   (382,613)  $   5,921,094     $  5,538,481
Mid Cap Growth                            --             --       18,599,422     (1,184,808)     10,629,843       28,044,457
Quality Growth                            --        833,831       12,504,390     (3,066,911)     74,657,117       84,928,427
Dividend Growth                           --         45,157               --    (13,531,662)      1,190,196      (12,296,309)
Micro Cap Value                           --         80,218           12,490     (2,418,719)     (2,237,262)      (4,563,273)
Small Cap Value                           --        456,279           20,850     (1,210,103)        980,304          247,330
All Cap Value                             --        474,171       12,448,010             (1)      8,740,050       21,662,230
Disciplined Large Cap Value               --      1,984,946        6,405,451             (1)      4,025,912       12,416,308
Structured Large Cap Plus                 --        737,523               --    (20,272,101)      7,114,063      (12,420,515)
Equity Index                              --      1,076,762               --     (4,720,036)    183,691,174      180,047,900
International Equity                      --      8,795,719       42,624,633     (7,011,047)    (16,589,561)      27,819,744
Strategic Income                          --       (377,778)          92,440       (921,285)    (17,556,673)     (18,763,296)
LifeModel Aggressive(SM)                  --        524,464       14,443,404             --         229,585       15,197,453
LifeModel Moderately
  Aggressive(SM)                          --      2,112,567       19,285,503              1       2,549,640       23,947,711
LifeModel Moderate(SM)                    --      3,563,524       18,699,879             (1)    (15,624,103)       6,639,299
LifeModel Moderately
  Conservative(SM)                        --        700,057        3,848,615              2      (2,487,151)       2,061,523
LifeModel Conservative(SM)                --        380,904          817,946             --      (3,732,314)      (2,533,464)
High Yield Bond                           --         74,934               --     (1,114,501)     (4,714,053)      (5,753,620)
Total Return Bond                         --        517,191               --    (46,823,450)    (53,076,696)     (99,382,955)
Short Term Bond                           --        209,101               --    (21,170,802)     (3,532,549)     (24,494,250)
Municipal Bond                        90,781         26,553           20,773           (902)        283,377          420,582
Intermediate Municipal Bond           25,007             --          253,528          2,177       1,758,138        2,038,850
Ohio Municipal Bond                  282,487             --           21,270             --         872,270        1,176,027
Michigan Municipal Bond                2,410             --               --       (318,565)        349,391           33,236

* The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discounts, passive foreign investment company losses, and return of capital distributions.

As of July 31, 2008, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the treasury regulations:

                                                                Expiration Year
                      ------------------------------------------------------------------------------------------------
Fund                     2009         2010        2011        2012        2013        2014         2015        2016        Total
----                  ----------  -----------  ----------  ----------  ----------  -----------  ----------  ----------  -----------
Dividend Growth       $       --  $10,084,841  $3,023,983  $   39,378  $       --  $        --  $       --  $       --  $13,148,202
Structured Large Cap   5,734,447           --          --     793,432          --           --          --   1,246,518    7,774,397
Equity Index                  --           --   4,108,854     605,734          --           --          --          --    4,714,588
High Yield Bond               --           --          --          --          --           --     382,634          --      382,634
Short Term Bond               --           --          --     212,104   6,363,164    9,778,491   4,709,395          --   21,063,154
Michigan Municipal
  Bond Fund                   --           --          --          --          --       44,887     272,882          --      317,769

As of July 31, 2008, the following Funds have additional capital loss carryforwards and built in losses, subject to certain limitations on availability, to offset future capital gains, if any, as the successor of a merger:

                                                                Expiration Year
                      ------------------------------------------------------------------------------------------------
Fund                     2009         2010        2011        2012        2013        2014         2015        2016        Total
----                  ----------  -----------  ----------  ----------  ----------  -----------  ----------  ----------  -----------
Mid Cap Growth        $  592,404  $   592,404  $       --  $       --  $       --  $        --  $       --  $       --  $ 1,184,808
Quality Growth                --    3,066,910          --          --          --           --          --          --    3,066,910
International Equity     867,797    1,405,848   5,161,371          --          --           --          --          --    7,435,016
Total Return Bond        313,458           --   2,967,989   3,490,975   6,705,683   12,507,496   4,893,287   1,172,463   32,051,351

                                                              Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended July 31, 2008, the fund deferred to August 1, 2008 post October capital losses, post October currency losses and post October passive foreign investment company losses of:

                                        Capital
                                         Losses
                                    -----------
      Small Cap Growth Fund         $   377,242
      Dividend Growth Fund              383,460
      Structured Large Cap Plus      12,491,593
      Micro Cap Value Fund            2,418,717
      Small Cap Value Fund            1,210,103
      Strategic Income Fund             921,285
      High Yield Bond                   731,867
      Total Return Bond              14,779,728
      Short Term Bond                   106,468

During the tax year ended July 31, 2008, the funds utilized/expired capital loss carryforwards in the following amounts:

                                  Amount Utilized   Amount Expired
                                  ---------------   --------------
      Mid Cap Growth                $   417,596      $        --
      Quality Growth                    670,363               --
      Dividend Growth                   544,599               --
      Equity Index                   11,838,860               --
      International Equity            9,204,482               --
      High Yield Bond                    68,491               --
      Total Return Bond                      --          970,107
      Short Term Bond                   521,381        1,126,162
      Michigan Municipal Bond             7,485               --

The following funds have a capital loss carryforwards that will not be utilized due to merger limitations:

      Mid Cap Growth                $35,583,828
      Quality Growth                 33,689,461

As of July 31, 2008, the following fund has a current year Investment Company taxable loss:

      Mid Cap Growth                 $1,485,605

(7) Restricted Securities

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the "Securities Act") and which cannot be sold without prior registration under the Securities Act or which may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by FTAM's Pricing Committee, comprised of personnel of the Advisor, subject to oversight by the Board of Directors, and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At July 31, 2008, Total Return Bond held the following restricted securities:

                                                                                                                 Value as
                                                                       Acquisition   Acquisition      Fair         % of
                                                 Security Type             Date          Cost         Value     Net Assets
                                          --------------------------   ------------  -----------   ----------   ----------
Total Return Bond
Deutsche Mortgage Securities, Inc.,
   Series 2005-WF1                        Mortgage-Backed Securities    09/16/2005   $ 1,062,278   $1,057,764       0.18%
Residential Funding Mortgage
   Securities II, Inc., Series 2006-HI3     Asset-Backed Securities     07/16/2006     1,499,491      765,723       0.13%
Restructured Assets Certificates,
   Series 2006-9                          Mortgage-Backed Securities    08/10/2006     5,234,953    3,622,500       0.62%
Squared CDO, Ltd., Series 2007-1A         Mortgage-Backed Securities    05/01/2007     3,955,319           --         --
                                                                                     -----------   ----------      -----
                                                                                     $11,752,041   $5,445,987       0.93%
                                                                                     ===========   ==========      =====

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2008
--------------------------------------------------------------------------------

(8) Concentrations

International Equity invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Intermediate Municipal Bond held a significant amount of its investments in debt obligations issued by the State of Michigan and its political subdivisions, agencies and public authorities as of this report date. Ohio Municipal Bond and Michigan Municipal Bond hold a significant portion of their investments in debt obligations issued by each of the States of Ohio and Michigan, respectively, and each state's respective political subdivisions, agencies and public authorities. These funds are more susceptible to factors adversely affecting issuers of municipal securities from these states than a fund that is not concentrated in these issuers to the same extent.

(9) Market and Credit Risk

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds' Statements of Assets and Liabilities.

(10) Subsequent Event

Proposed Fund Mergers--At a special meeting of the Board of Trustees on July 30, 2008, the Trustees approved Agreements and Plans of Reorganization (the "Plans") relating to the proposed reorganizations of certain funds of the Trust with and into certain series of Intermediate Municipal Trust or Federated Municipal Securities Income Trust (the "Proposed Reorganizations") as described below. Several Funds within these financial statements are parties to proposed reorganizations, whereby the "Acquiring Fund" proposes to acquire the "Acquired Fund" as shown below. Each of the proposed reorganizations is independent and not conditioned on the others. A proxy/prospectus relating to the Proposed Reorganizations was filed with the Securities and Exchange Commission on September 2, 2008, indicating anticipated shareholder meeting and closing dates to be held on or about November 21, 2008. The Plans are subject to approval of the shareholders of the Acquired Funds.

Acquiring Fund                                                                                Acquired Fund
--------------                                                                                -------------
Federated Intermediate Municipal Trust, a series of Intermediate Municipal Trust              Intermediate Municipal Bond
Federated Intermediate Municipal Trust, a series of Intermediate Municipal Trust              Municipal Bond
Federated Michigan Intermediate Municipal Trust, a series of Federated Municipal Securities
Income Trust                                                                                  Michigan Municipal Bond
Federated Ohio Municipal Income, a series of Federated Municipal Securities Income Trust      Ohio Municipal Bond

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                                   July 31, 2008
--------------------------------------------------------------------------------

Market Conditions (unaudited) --Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Fifth Third Funds. Such events occurring subsequent to the date of this report have included, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. These companies represent financial institutions with which certain of the Funds conduct business and/or whose securities are or may be held with in the Funds. The potential investment of each Fund's investments in these issuers, and the financial sector in general, as reflected in each Fund's schedule of investments, exposes investors to the negative (or positive) performance resulting from these and other events. U.S. Government Agency securities and collateral received by the Funds under various arrangements may include bonds issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Short Sales (unaudited) -- As of September 18, 2008, and as subsequently amended, the Securities and Exchange Commission enacted rules which, among other things, restrict management's ability to conduct short sales on certain specified securities issued primarily by financial institutions. Structured Large Cap Plus' investment strategy includes short exposure and it is possible that these rules could impact this Fund's ability to execute its investment strategies. While the impact of the rules is not currently expected to be material to this Fund or its operations, the ultimate outcome and related impact to this Fund cannot currently be predicted with certainty. Possible impacts include a reduced inventory of shares available for borrowing, and increased transaction costs relating to short selling.

As of July 31, 2008, Lehman Brothers, Inc. served as the primary counterparty for all short selling agreements in Structured Large Cap Plus. On September 17, 2008, Barclays announced it would acquire Lehman Bothers' North American investment banking and capital markets operations and supporting infrastructure. The acquisition is not currently anticipated to significantly impact Fund operations.

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

To the Board of Trustees and
Shareholders of The Fifth Third Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Fifth Third Small Cap Growth Fund, Fifth Third Mid Cap Growth Fund, Fifth Third Quality Growth Fund, Fifth Third Structured Large Cap Plus Fund, Fifth Third Equity Index Fund, Fifth Third Micro Cap Value Fund, Fifth Third Small Cap Value Fund, Fifth Third All Cap Value Fund (formerly Fifth Third Multi Cap Value Fund), Fifth Third Disciplined Large Cap Value Fund, Fifth Third LifeModel Aggressive Fund, Fifth Third LifeModel Moderately Aggressive Fund, Fifth Third LifeModel Moderate Fund, Fifth Third LifeModel Moderately Conservative Fund, Fifth Third LifeModel Conservative Fund, Fifth Third Strategic Income Fund, Fifth Third Dividend Growth Fund, Fifth Third International Equity Fund, Fifth Third High Yield Bond Fund, Fifth Third Total Return Bond Fund (formerly Fifth Third Bond
Fund), Fifth Third Short Term Bond Fund, Fifth Third Municipal Bond Fund, Fifth Third Intermediate Municipal Bond Fund, Fifth Third Ohio Municipal Bond Fund, and Fifth Third Michigan Municipal Bond Fund (the "Funds") at July 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the cash flows for the Fifth Third Structured Large Cap Plus Fund for the year then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, MO
October 1, 2008

                                                               Fifth Third Funds
                                            Supplemental Information (unaudited)

--------------------------------------------------------------------------------

                          FIFTH THIRD FUNDS MANAGEMENT^

The Trustees and Officers of the Funds, age, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

                              Independent Trustees
                              --------------------

                                                                                               Number of
                                                                                               Portfolios
                       Position(s)       Term of                                                in Fund
                          Held          Office and                                              Complex
     Name and           with the        Length of     Principal Occupation(s)                 Overseen by      Other Directorships
        Age               Funds        Time Served    During the Past 5 Years                   Trustee          Held by Trustee
------------------   --------------   -------------   -------------------------------------   -----------   ------------------------
Edward Burke Carey   Chairman-Board    Indefinite,    Carey Realty Investments, Inc.               31       Canisius College-Trustee
Age: 63                of Trustees    January 1989-   (real estate development and
                                         Present      consulting), President, 1990-Present.

David J. Durham          Trustee       Indefinite,    Chairman of Clipper Products,                31       None
Age: 63                                 June 2001-    Inc., a wholesale distributor,
                                         Present      2005-present. Chairman of
                                                      Norris Products Corp., a
                                                      wholesale distributor,
                                                      2005-present. President and
                                                      Chief Executive Officer
                                                      of Clipper Products, Inc.,
                                                      1997-Present.

J. Joseph Hale Jr.       Trustee       Indefinite,    EVP and Managing Director,                   31       Trustee for Hanover
Age: 58                                March 2001-    DHR International (executive                          College, National
                                         Present      recruiter), April 2007-Present.                       Underground Freedom
                                                      Consultant, Duke Energy                               Center, The Cincinnati
                                                      April 2006-March 2007.                                Zoo, The Ohio Arts
                                                      President, Cinergy                                    Council, The Cincinnati
                                                      Foundation, November                                  Parks Foundation and
                                                      2001-March 2006.                                      Playhouse in the Park.

John E. Jaymont          Trustee       Indefinite,    AVP, PIANKO, Feb. 2002-                      31       Printing Industries of
Age: 63                               October 2001-   Present. Business                                     America: Web Offset
                                         Present      Management Consultant,                                Assoc., Director; Master
                                                      April 2000-February 2002.                             Printers of America,
                                                                                                            Director.

David J. Gruber          Trustee       Indefinite,    President, DJG Financial                     31       None
Age: 44                               December 2003-  Consulting (accounting and
                                         Present      finance consultant), June 2007-
                                                      Present. Resources Global
                                                      Professionals, Project Professional,
                                                      December 2004-June 2007. Ohio
                                                      Arts & Sports Facilities Commission
                                                      (state funding oversight agency),
                                                      CFO, April 2003-December 2004.
                                                      Ohio Expositions Commission
                                                      (state fair and expo center), Finance
                                                      Director, April 1996-March 2003.

----------
^ Additional disclosures can be found in the Statement of Additional Information, which can be obtained by calling 1-800-282-5706.

Fifth Third Funds
Supplemental Information (unaudited), continued

--------------------------------------------------------------------------------

                                    Officers
                                    --------

      Name and               Position(s) Held          Term of Office and     Principal Occupation(s)
         Age                  with the Funds          Length of Time Served   During the Past 5 Years
--------------------   ----------------------------   ---------------------   ------------------------------------------------------
E. Keith Wirtz                  President                  Indefinite,        President, Fifth Third Asset Management, Inc. 2003-
Age: 48                                                    April 2007-        Present, Managing Partner, Paladin Investment
                                                             Present          Associates, LLC, 2000-2003.

Matthew A. Ebersbach          Vice President               Indefinite,        Vice President of Fifth Third Bank since 2001.
Age: 38                                                    March 2006-
                                                             Present

Richard B. Ille               Vice President               Indefinite,        Managing Director, Products and Marketing, Fifth Third
Age: 43                                                    April 2007-        Asset Management, Inc., 2001-Present.
                                                             Present

James A. Mautino          Anti-Money Laundering            Indefinite,        Vice President and Chief Compliance Officer, Fifth
Age: 40                and Chief Compliance Officer      February 2007-       Third Asset Management, Inc. August 2005-Present,
                                                             Present          Director of Risk and Compliance, State Street Bank and
                                                                              Trust Company, October 1995-July 2005.

Shannon King                    Treasurer                  Indefinite,        Vice President, Fifth Third Asset Management, Inc.
Age: 36                                                    April 2007-        September 2007-Present, Assistant Vice President and
                                                             Present          Capital Markets Derivative Manager, Fifth Third Bank
                                                                              2005-2007, Capital Markets Accounting Manager, Fifth
                                                                              Third Bank 2001-2005.

Matthew A. Swendiman            Secretary                  Indefinite,        Vice President and Counsel of Fifth Third Bank, March
Age: 35                                                    March 2008-        2006 to Present. Attorney, Kirkpatrick & Lockhart
                                                             Present          Nicholson Graham, LLP, May 2005-March 2006. Counsel,
                                                                              The Phoenix Companies, Inc., July 2002-April 2005.
                                                                              Assistant Vice President and Assistant Counsel,
                                                                              Conseco Capital Management, Inc., December 2000-June
                                                                              2002.

Christopher Roetzer        Assistant Treasurer             Indefinite,        Vice President, State Street Bank and Trust Company (a
Age: 45                                                    June 2007-         Massachusetts trust company) from 2004 to Present.
                                                             Present          Vice President, Assistant Treasurer and Principal
                                                                              Accounting Officer, IDEX Mutual Funds,
                                                                              AEGON/Transamerica Series Fund, Inc.; various AEGON
                                                                              USA affiliates, 1986-2003.

Tracy Kaufman              Assistant Treasurer             Indefinite,        Assistant Vice President State Street Bank and Trust
Age: 49                                                    June 2007-         Company (a Massachusetts trust company) from 1986 to
                                                             Present          Present.

Francine S. Hayes          Assistant Secretary             Indefinite,        Vice President and Counsel, State Street Bank and
Age: 40                                                    June 2007-         Trust Company (a Massachusetts trust company) from
                                                             Present          2004 to Present; and Assistant Vice President and
                                                                              Counsel, State Street Bank and Trust Company, from
                                                                              2001 to 2004.

                                                               Fifth Third Funds
                                 Supplemental Information (unaudited), continued

--------------------------------------------------------------------------------

                           ADDITIONAL TAX INFORMATION

For the taxable year ended July 31, 2008, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

                                                Percentage
                                                ----------
      Small Cap Growth                               9%
      Mid Cap Growth                                27%
      Quality Growth                                67%
      Dividend Growth                              100%
      Micro Cap Value                               73%
      Small Cap Value                               77%
      All Cap Value                                100%
      Disciplined Large Cap Value                   84%
      Structured Large Cap Plus                    100%
      Equity Index                                 100%
      Strategic Income                              50%
      LifeModel Aggressive(SM)                      43%
      LifeModel Moderately Aggressive(SM)           26%
      LifeModel Moderate(SM)                        16%
      LifeModel Moderately Conservative(SM)         12%
      LifeModel Conservative(SM)                     6%

For the fiscal year ended July 31, 2008, certain dividends paid by the Funds are subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2008, complete information will be reported on shareholders' 2008 Form 1099-DIV. The Funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2008:

                                                 Amount
                                              ------------
      Small Cap Growth                        $    766,450
      Mid Cap Growth                               834,847
      Quality Growth                            14,187,580
      Dividend Growth                              263,404
      Micro Cap Value                              875,659
      Small Cap Value                            1,761,874
      All Cap Value                              7,667,022
      Disciplined Large Cap Value               17,121,951
      Structured Large Cap Plus                  1,388,321
      Equity Index                               6,749,004
      International Equity                      17,041,717
      Strategic Income                           4,075,152
      LifeModel Aggressive(SM)                   2,232,634
      LifeModel Moderately Aggressive(SM)        2,867,749
      LifeModel Moderate(SM)                     3,175,796
      LifeModel Moderately Conservative(SM)        469,057
      LifeModel Conservative(SM)                   142,104

Fifth Third Funds
Supplemental Information (unaudited), continued

--------------------------------------------------------------------------------

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals. The amounts designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

                                                 Amount
                                              ------------
      Small Cap Growth                        $ 31,126,216
      Mid Cap Growth                            45,218,701
      Quality Growth                            67,802,545
      Micro Cap Value                           22,356,893
      Small Cap Value                           11,141,924
      All Cap Value                             41,680,209
      Disciplined Large Cap Value               31,674,457
      Structured Large Cap Plus                    955,083
      International Equity                      29,974,715
      Strategic Income                           4,046,949
      LifeModel Aggressive(SM)                  13,564,253
      LifeModel Moderately Aggressive(SM)       21,736,616
      LifeModel Moderate(SM)                    24,782,374
      LifeModel Moderately Conservative(SM)      4,771,242
      LifeModel Conservative(SM)                 1,227,481
      Municipal Bond                                87,268
      Intermediate Municipal Bond                  325,407
      Ohio Municipal Bond                          391,033

International Equity may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on July 31, 2008 are as follows:

                                Foreign     Foreign
                                 Source       Tax
                                 Income     Expense
                                -------     -------
   International Equity          $0.62       $0.03

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2008. These shareholders will receive more detailed information along with their 2008 Form 1099-DIV.

The tax-exempt percentage of ordinary income and short-term capital gain distributions paid during fiscal year 2008 was as follows:

                                                Percentage
                                                ----------
   Municipal Bond                                   96%
   Intermediate Municipal Bond                      96%
   Ohio Municipal Bond                              99%
   Michigan Municipal Bond                         100%

                                                               Fifth Third Funds
                                 Supplemental Information (unaudited), continued

--------------------------------------------------------------------------------

                          RESULTS OF SHAREHOLDER PROXY

At a special meeting of shareholders of the Fifth Third Technology Fund (the "Technology Fund"), a series of the Fifth Third Funds (the "Trust") held on November 16, 2007, the results of the proposal were as follows:

Proposal: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Technology Fund to the Fifth Third Mid Cap Growth Fund.

                Votes
   -------------------------------
   Affirmative           2,620,763
   Against                  89,518
   Abstain                 179,827
   Broker non-votes              0

At a special meeting of shareholders of the Fifth Third Intermediate Bond Fund (the "Intermediate Bond Fund"), a series of the Fifth Third Funds (the "Trust") held on November 16, 2007, the results of the proposal were as follows:

Proposal: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Intermediate Bond Fund to the Fifth Third Bond Fund.

                Votes
   -------------------------------
   Affirmative          27,361,756
   Against                 373,776
   Abstain                  17,461
   Broker non-votes              0

At a special meeting of shareholders of the Fifth Third U.S. Government Bond Fund (the "U.S. Government Bond Fund"), a series of the Fifth Third Funds (the "Trust") held on November 16, 2007, the results of the proposal were as follows:

Proposal: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the U.S. Government Bond Fund to the Fifth Third Bond Fund.

                Votes
   -------------------------------
   Affirmative           1,858,650
   Against                 103,918
   Abstain                  12,141
   Broker non-votes              0

Fifth Third Funds
Supplemental Information (unaudited), continued

--------------------------------------------------------------------------------

At a special meeting of shareholders of the Fifth Third Balanced Fund (the "Balanced Fund"), a series of the Fifth Third Funds (the "Trust") held on February 22, 2008, the results of the proposal were as follows:

Proposal: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Balanced Fund to the Fifth Third Quality Growth Fund.

                Votes
   -------------------------------
   Affirmative           1,801,403
   Against                 285,719
   Abstain                  33,573
   Broker non-votes              0

                                                               Fifth Third Funds
                                 Supplemental Information (unaudited), continued

--------------------------------------------------------------------------------

                                 EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 through July 31, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                            Expense            Expense
                                                               Beginning     Ending          Paid               Ratio
                                                                Account     Account         During             During
                                                                 Value       Value          Period*            Period
                                                                 2/1/08     7/31/08    2/1/08 - 7/31/08   2/1/08 - 7/31/08
                                                               ---------   ---------   ----------------   ----------------
Small Cap Growth                        Institutional Shares   $1,000.00   $  990.20        $ 4.95              1.00%
                                        Class A Shares          1,000.00      986.90          6.18              1.25%
                                        Class B Shares          1,000.00      984.40          9.92              2.01%
                                        Class C Shares          1,000.00      984.40          9.92              2.01%

Mid Cap Growth                          Institutional Shares    1,000.00      949.50          5.28              1.09%
                                        Class A Shares          1,000.00      948.40          6.44              1.33%
                                        Class B Shares          1,000.00      945.40         10.06              2.08%
                                        Class C Shares          1,000.00      944.50         10.06              2.08%

Quality Growth                          Institutional Shares    1,000.00    1,005.60          5.29              1.06%
                                        Class A Shares          1,000.00    1,001.60          6.52              1.31%
                                        Class B Shares          1,000.00    1,000.70         10.25              2.06%
                                        Class C Shares          1,000.00    1,002.70         10.26              2.06%

Dividend Growth                         Institutional Shares    1,000.00      943.40          3.48              0.73%
                                        Class A Shares          1,000.00      942.30          4.73              0.98%
                                        Class B Shares          1,000.00      938.40          8.34              1.73%
                                        Class C Shares          1,000.00      936.80          8.33              1.73%

Micro Cap Value                         Institutional Shares    1,000.00    1,018.80          6.73              1.34%
                                        Class A Shares          1,000.00    1,018.00          7.98              1.59%
                                        Class B Shares          1,000.00    1,012.80         11.76              2.35%
                                        Class C Shares          1,000.00    1,016.00         11.78              2.35%

Small Cap Value                         Institutional Shares    1,000.00    1,024.00          6.04              1.20%
                                        Class A Shares          1,000.00    1,022.50          7.29              1.45%
                                        Class B Shares          1,000.00    1,018.30         11.04              2.20%
                                        Class C Shares          1,000.00    1,018.40         11.04              2.20%

Alli Cap Value                          Institutional Shares    1,000.00      902.20          5.63              1.19%
                                        Class A Shares          1,000.00      901.40          6.76              1.43%
                                        Class B Shares          1,000.00      898.20         10.29              2.18%
                                        Class C Shares          1,000.00      898.10         10.34              2.19%

Disciplined Large Cap Value             Institutional Shares    1,000.00      915.40          4.81              1.01%
                                        Class A Shares          1,000.00      914.60          6.00              1.26%
                                        Class B Shares          1,000.00      910.80          9.55              2.01%
                                        Class C Shares          1,000.00      910.50          9.55              2.01%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Fifth Third Funds
Supplemental Information (unaudited), continued

--------------------------------------------------------------------------------

                                                                                            Expense            Expense
                                                               Beginning     Ending          Paid               Ratio
                                                                Account     Account         During             During
                                                                 Value       Value          Period*            Period
                                                                 2/1/08     7/31/08    2/1/08 - 7/31/08   2/1/08 - 7/31/08
                                                               ---------   ---------   ----------------   ----------------
Structured Large Cap Plus               Institutional Shares   $1,000.00   $  931.90        $ 4.42              0.92%
                                        Class A Shares          1,000.00      930.30          5.62              1.17%
                                        Class B Shares          1,000.00      926.70          9.20              1.92%
                                        Class C Shares          1,000.00      926.70          9.25              1.93%

Equity Index                            Institutional Shares    1,000.00      928.30          0.91              0.19%
                                        Class A Shares          1,000.00      927.20          2.11              0.44%
                                        Class B Shares          1,000.00      923.70          5.69              1.19%
                                        Class C Shares          1,000.00      923.50          5.69              1.19%
                                        Select shares           1,000.00      928.20          1.29              0.27%
                                        Preferred Shares        1,000.00      927.90          1.63              0.34%
                                        Trust Shares            1,000.00      927.00          2.11              0.44%

International Equity                    Institutional Shares    1,000.00      911.40          5.75              1.21%
                                        Class A Shares          1,000.00      910.60          6.94              1.46%
                                        Class B Shares          1,000.00      906.70         10.48              2.21%
                                        Class C Shares          1,000.00      907.00         10.48              2.21%

Strategic Income                        Institutional Shares    1,000.00      904.50          4.55              0.96%
                                        Class A Shares          1,000.00      904.00          5.73              1.21%
                                        Class B Shares          1,000.00      900.70          9.26              1.96%
                                        Class C Shares          1,000.00      900.90          9.26              1.96%

LifeModel Aggressive(SM)                Institutional Shares    1,000.00      943.00          0.39              0.08%
                                        Class A Shares          1,000.00      942.00          1.59              0.33%
                                        Class B Shares          1,000.00      938.50          5.21              1.08%
                                        Class C Shares          1,000.00      939.10          5.21              1.08%

LifeModel Moderately Aggressive(SM)     Institutional Shares    1,000.00      946.80          0.39              0.08%
                                        Class A Shares          1,000.00      946.20          1.60              0.33%
                                        Class B Shares          1,000.00      942.90          5.22              1.08%
                                        Class C Shares          1,000.00      942.90          5.22              1.08%

LifeModel Moderate(SM)                  Institutional Shares    1,000.00      950.50          0.39              0.08%
                                        Class A Shares          1,000.00      949.10          1.60              0.33%
                                        Class B Shares          1,000.00      946.40          5.23              1.08%
                                        Class C Shares          1,000.00      945.60          5.22              1.08%

LifeModel Moderately Conservative(SM)   Institutional Shares    1,000.00      954.20          0.39              0.08%
                                        Class A Shares          1,000.00      951.90          1.60              0.33%
                                        Class B Shares          1,000.00      948.50          5.23              1.08%
                                        Class C Shares          1,000.00      948.50          5.23              1.08%

LifeModel Conservative(SM)              Institutional Shares    1,000.00      955.30          0.39              0.08%
                                        Class A Shares          1,000.00      953.90          1.60              0.33%
                                        Class B Shares          1,000.00      949.40          5.23              1.08%
                                        Class C Shares          1,000.00      949.50          5.23              1.08%

High Yield Bond                         Institutional Shares    1,000.00    1,004.10          3.69              0.74%
                                        Class A Shares          1,000.00    1,003.00          4.93              0.99%
                                        Class B Shares          1,000.00      999.60          8.65              1.74%
                                        Class C Shares          1,000.00      999.60          8.65              1.74%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               Fifth Third Funds
                                 Supplemental Information (unaudited), continued

--------------------------------------------------------------------------------

                                                                                            Expense            Expense
                                                               Beginning     Ending          Paid               Ratio
                                                                Account     Account         During             During
                                                                 Value       Value          Period*            Period
                                                                 2/1/08     7/31/08    2/1/08 - 7/31/08   2/1/08 - 7/31/08
                                                               ---------   ---------   ----------------   ----------------
Total Return Bond                       Institutional Shares   $1,000.00   $  939.80        $ 3.23              0.67%
                                        Class A Shares          1,000.00      939.80          4.44              0.92%
                                        Class B Shares          1,000.00      935.80          8.09              1.68%
                                        Class C Shares          1,000.00      935.80          8.09              1.68%

Short Term Bond                         Institutional Shares    1,000.00      995.30          3.18              0.64%
                                        Class A Shares          1,000.00      995.30          4.42              0.89%
                                        Class C Shares          1,000.00      991.10          8.12              1.64%

Municipal Bond                          Institutional Shares    1,000.00      990.20          3.02              0.61%
                                        Class A Shares          1,000.00      989.20          4.25              0.86%
                                        Class B Shares          1,000.00      985.80          7.95              1.61%
                                        Class C Shares          1,000.00      985.00          7.95              1.61%

Intermediate Municipal Bond             Institutional Shares    1,000.00      992.00          3.17              0.64%
                                        Class A Shares          1,000.00      990.90          4.41              0.89%
                                        Class B Shares          1,000.00      990.90          4.41              0.89%
                                        Class C Shares          1,000.00      986.80          8.10              1.64%

Ohio Municipal Bond                     Institutional Shares    1,000.00      993.90          3.92              0.79%
                                        Class A Shares          1,000.00      991.80          5.15              1.04%
                                        Class B Shares          1,000.00      989.30          8.85              1.79%
                                        Class C Shares          1,000.00      989.40          8.85              1.79%

Michigan Municipal Bond                 Institutional Shares    1,000.00      999.60          3.38              0.68%
                                        Class A Shares          1,000.00      998.90          4.13              0.83%
                                        Class B Shares          1,000.00      994.30          8.33              1.68%
                                        Class C Shares          1,000.00      994.30          8.33              1.68%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Fifth Third Funds
Supplemental Information (unaudited), continued

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           Expense             Expense
                                                               Beginning    Ending           Paid               Ratio
                                                                Account     Account         During             During
                                                                 Value       Value          Period*            Period
                                                                 2/1/08     7/31/08    2/1/08 - 7/31/08   2/1/08 - 7/31/08
                                                               ---------   ---------   ----------------   ----------------
Small Cap Growth                        Institutional Shares   $1,000.00   $1,019.89        $ 5.02              1.00%
                                        Class A Shares          1,000.00    1,018.65          6.27              1.25%
                                        Class B Shares          1,000.00    1,014.87         10.07              2.01%
                                        Class C Shares          1,000.00    1,014.87         10.07              2.01%

Mid Cap Growth                          Institutional Shares    1,000.00    1,019.44          5.47              1.09%
                                        Class A Shares          1,000.00    1,018.25          6.67              1.33%
                                        Class B Shares          1,000.00    1,014.52         10.42              2.08%
                                        Class C Shares          1,000.00    1,014.52         10.42              2.08%

Quality Growth                          Institutional Shares    1,000.00    1,019.59          5.32              1.06%
                                        Class A Shares          1,000.00    1,018.35          6.57              1.31%
                                        Class B Shares          1,000.00    1,014.62         10.32              2.06%
                                        Class C Shares          1,000.00    1,014.62         10.32              2.06%

Dividend Growth                         Institutional Shares    1,000.00    1,021.28          3.62              0.73%
                                        Class A Shares          1,000.00    1,019.99          4.92              0.98%
                                        Class B Shares          1,000.00    1,016.26          8.67              1.73%
                                        Class C Shares          1,000.00    1,016.26          8.67              1.73%

Micro Cap Value                         Institutional Shares    1,000.00    1,018.20          6.72              1.34%
                                        Class A Shares          1,000.00    1,016.96          7.97              1.59%
                                        Class B Shares          1,000.00    1,013.18         11.76              2.35%
                                        Class C Shares          1,000.00    1,013.18         11.76              2.35%

Small Cap Value                         Institutional Shares    1,000.00    1,018.90          6.02              1.20%
                                        Class A Shares          1,000.00    1,017.65          7.27              1.45%
                                        Class B Shares          1,000.00    1,013.92         11.02              2.20%
                                        Class C Shares          1,000.00    1,013.92         11.02              2.20%

All Cap Value                           Institutional Shares    1,000.00    1,018.95          5.97              1.19%
                                        Class A Shares          1,000.00    1,017.75          7.17              1.43%
                                        Class B Shares          1,000.00    1,014.02         10.92              2.18%
                                        Class C Shares          1,000.00    1,013.97         10.97              2.19%

Disciplined Large Cap Value             Institutional Shares    1,000.00    1,019.84          5.07              1.01%
                                        Class A Shares          1,000.00    1,018.60          6.32              1.26%
                                        Class B Shares          1,000.00    1,014.87         10.07              2.01%
                                        Class C Shares          1,000.00    1,014.87         10.07              2.01%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               Fifth Third Funds
                                 Supplemental Information (unaudited), continued

--------------------------------------------------------------------------------

                                                                                            Expense            Expense
                                                               Beginning     Ending          Paid               Ratio
                                                                Account     Account         During             During
                                                                 Value       Value          Period*            Period
                                                                 2/1/08     7/31/08    2/1/08 - 7/31/08   2/1/08 - 7/31/08
                                                               ---------   ---------   ----------------   ----------------
Structured Large Cap Plus               Institutional Shares   $1,000.00   $1,020.29        $ 4.62              0.92%
                                        Class A Shares          1,000.00    1,019.05          5.87              1.17%
                                        Class B Shares          1,000.00    1,015.32          9.62              1.92%
                                        Class C Shares          1,000.00    1,015.27          9.67              1.93%

Equity Index                            Institutional Shares    1,000.00    1,023.92          0.96              0.19%
                                        Class A Shares          1,000.00    1,022.68          2.21              0.44%
                                        Class B Shares          1,000.00    1,018.95          5.97              1.19%
                                        Class C Shares          1,000.00    1,018.95          5.97              1.19%
                                        Select shares           1,000.00    1,023.52          1.36              0.27%
                                        Preferred Shares        1,000.00    1,023.17          1.71              0.34%
                                        Trust Shares            1,000.00    1,022.68          2.21              0.44%

International Equity                    Institutional Shares    1,000.00    1,018.85          6.07              1.21%
                                        Class A Shares          1,000.00    1,017.60          7.32              1.46%
                                        Class B Shares          1,000.00    1,013.87         11.07              2.21%
                                        Class C Shares          1,000.00    1,013.87         11.07              2.21%

Strategic Income                        Institutional Shares    1,000.00    1,020.09          4.82              0.96%
                                        Class A Shares          1,000.00    1,018.85          6.07              1.21%
                                        Class B Shares          1,000.00    1,015.12          9.82              1.96%
                                        Class C Shares          1,000.00    1,015.12          9.82              1.96%

LifeModel Aggressive(SM)                Institutional Shares    1,000.00    1,024.47          0.40              0.08%
                                        Class A Shares          1,000.00    1,023.27          1.66              0.33%
                                        Class B Shares          1,000.00    1,019.49          5.42              1.08%
                                        Class C Shares          1,000.00    1,019.49          5.42              1.08%

LifeModel Moderately Aggressive(SM)     Institutional Shares    1,000.00    1,024.47          0.40              0.08%
                                        Class A Shares          1,000.00    1,023.22          1.66              0.33%
                                        Class B Shares          1,000.00    1,019.49          5.42              1.08%
                                        Class C Shares          1,000.00    1,019.49          5.42              1.08%

LifeModel Moderate(SM)                  Institutional Shares    1,000.00    1,024.47          0.40              0.08%
                                        Class A Shares          1,000.00    1,023.27          1.66              0.33%
                                        Class B Shares          1,000.00    1,019.49          5.42              1.08%
                                        Class C Shares          1,000.00    1,019.49          5.42              1.08%

LifeModel Moderately Conservative(SM)   Institutional Shares    1,000.00    1,024.47          0.40              0.08%
                                        Class A Shares          1,000.00    1,023.22          1.66              0.33%
                                        Class B Shares          1,000.00    1,019.49          5.42              1.08%
                                        Class C Shares          1,000.00    1,019.49          5.42              1.08%

LifeModel Conservative(SM)              Institutional Shares    1,000.00    1,024.47          0.40              0.08%
                                        Class A Shares          1,000.00    1,023.22          1.66              0.33%
                                        Class B Shares          1,000.00    1,019.49          5.42              1.08%
                                        Class C Shares          1,000.00    1,019.49          5.42              1.08%

High Yield Bond                         Institutional Shares    1,000.00    1,021.18          3.72              0.74%
                                        Class A Shares          1,000.00    1,019.94          4.97              0.99%
                                        Class B Shares          1,000.00    1,016.21          8.72              1.74%
                                        Class C Shares          1,000.00    1,016.21          8.72              1.74%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Fifth Third Funds
Supplemental Information (unaudited), continued

--------------------------------------------------------------------------------

                                                                                            Expense            Expense
                                                               Beginning     Ending          Paid               Ratio
                                                                Account     Account         During             During
                                                                 Value       Value          Period*            Period
                                                                 2/1/08     7/31/08    2/1/08 - 7/31/08   2/1/08 - 7/31/08
                                                               ---------   ---------   ----------------   ----------------
Total Return Bond                       Institutional Shares   $1,000.00   $1,021.53        $3.37               0.67%
                                        Class A Shares          1,000.00    1,020.29         4.62               0.92%
                                        Class B Shares          1,000.00    1,016.51         8.42               1.68%
                                        Class C Shares          1,000.00    1,016.51         8.42               1.68%

Short Term Bond                         Institutional Shares    1,000.00    1,021.68         3.22               0.64%
                                        Class A Shares          1,000.00    1,020.44         4.47               0.89%
                                        Class C Shares          1,000.00    1,016.71         8.22               1.64%

Municipal Bond                          Institutional Shares    1,000.00    1,021.83         3.07               0.61%
                                        Class A Shares          1,000.00    1,020.59         4.32               0.86%
                                        Class B Shares          1,000.00    1,016.86         8.07               1.61%
                                        Class C Shares          1,000.00    1,016.86         8.07               1.61%

Intermediate Municipal Bond             Institutional Shares    1,000.00    1,021.68         3.22               0.64%
                                        Class A Shares          1,000.00    1,020.44         4.47               0.89%
                                        Class B Shares          1,000.00    1,020.44         4.47               0.89%
                                        Class C Shares          1,000.00    1,016.71         8.22               1.64%

Ohio Municipal Bond                     Institutional Shares    1,000.00    1,020.93         3.97               0.79%
                                        Class A Shares          1,000.00    1,019.69         5.22               1.04%
                                        Class B Shares          1,000.00    1,015.96         8.97               1.79%
                                        Class C Shares          1,000.00    1,015.96         8.97               1.79%

Michigan Municipal Bond                 Institutional Shares    1,000.00    1,021.48         3.42               0.68%
                                        Class A Shares          1,000.00    1,020.79         4.17               0.83%
                                        Class B Shares          1,000.00    1,016.51         8.42               1.68%
                                        Class C Shares          1,000.00    1,016.51         8.42               1.68%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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

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                                       240

Addresses
--------------------------------------------------------------------------------

Fifth Third Funds                           Fifth Third Funds
                                            38 Fountain Square Plaza
                                            Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Investment Advisor, Administrator           Fifth Third Asset Management, Inc.
  and Accountant                            38 Fountain Square Plaza
                                            Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Sub-Advisor (High Yield Bond)               Fort Washington Investment
                                              Advisors, Inc.
                                            420 East Fourth Street
                                            Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Distributor                                 FTAM Funds Distributor, Inc.
                                            1290 Broadway, Suite 1100
                                            Denver, Colorado 80203

--------------------------------------------------------------------------------

Custodian, Sub-Accountant and               State Street Bank and Trust Company
  Sub-Administrator                         801 Pennsylvania Avenue
                                            Kansas City, Missouri 64105

--------------------------------------------------------------------------------

Transfer and Dividend Disbursing Agent      Boston Financial Data Services, Inc.
                                            30 Dan Road
                                            Canton, Massachusetts 02021

--------------------------------------------------------------------------------

Independent Registered Public               PricewaterhouseCoopers LLP
  Accounting Firm                           1055 Broadway, 10th Floor
                                            Kansas City, MO 64105

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Advised by
                                  [LOGO]
                                  FIFTH THIRD ASSET MANAGEMENT

                             [GRAPHIC] BEYOND THE TRADITIONAL

                                  1-800-282-5706

FTF1358 073109                                                        AR-STBD-08
9/08

--------------------------------------------------------------------------------

FIFTH THIRD FUNDS

2008 MONEY MARKET MUTUAL FUNDS


Annual Report to Shareholders
July 31, 2008

Advised by FTAM
FIFTH THIRD ASSET MANAGEMENT

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.


This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds' website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov. They may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Adviser to Fifth Third Funds and receives a fee for its services.

FIFTH THIRD FUNDS, LIKE ALL MUTUAL FUNDS:
o ARE NOT FDIC INSURED
o HAVE NO BANK GUARANTEE
o MAY LOSE VALUE

TABLE OF CONTENTS                                             OUR MESSAGE TO YOU




Economic Outlook and
   Commentary Section ................   1

Manager Commentary ...................   3

Schedules of Investments .............   5

Statements of Assets
   and Liabilities ...................  32

Statements of Operations .............  34

Statements of Changes
   in Net Assets .....................  36

Financial Highlights .................  40

Notes to Financial Statements ........  46

Report of Independent Registered
   Public Accounting Firm ............  55

Supplemental Information .............  56

The past fiscal year proved trying for equity and fixed income markets alike, generating losses for investors worldwide, including many Fifth Third Funds shareholders.

In the weeks following the close of the fiscal year, dramatic volatility, particularly in the financial sector, continued to disrupt equity and fixed income markets. The bailouts of government-sponsored enterprises such as Freddie Mac and Fannie Mae, coupled with the bankruptcy of Lehman Brothers Holdings and issues with other entities such as insurer American International Group, rattled confidence in the entire financial system, which heightened anxieties. During such periods of uncertainty, your Fifth Third Funds portfolio managers steadily monitor developments and revisit all holdings to ensure that fundamentals remain sound and our reasons for investing still ring true, regardless of the broader market's actions.

Returning to the time frame covered by this annual report - the 12-month period ending July 31, 2008 - stock market losses were considerable, including:

o    A 11.09% decline for the S&P 500 Index of large cap stocks.

o    A 4.96% decline for the S&P 400 Index of mid cap stocks.

o    A 8.28% decline for the S&P 600 Index of small cap stocks.

o    A 12.19% decline for the MSCI EAFE Index of international stocks.

Few corners of the market were spared from the broad-based selloff as the U.S. contended with a slowing economy, tumbling housing market and rising inflationary pressures. Growth stocks generally outperformed value holdings during the period and investors tended to avoid companies with any hint of a problem. Globally, developing economies generally benefited from soaring commodity prices and in turn, emerging market stocks outperformed those from established economies during the 12-month period.

We know periods such as these can be discouraging for investors of all stripes, as no one enjoys seeing hard-earning savings eroded by market forces. But in the face of such turmoil, we believe it is important to remember the value of a well-diversified portfolio to help mitigate volatility in near-term storms. Taking a step back, a number of factors contributed to the financial market's malaise during the fiscal year, including:

1. The dramatic downturn in the financials sector, fueled by collapsing debt markets, a deteriorating housing industry and a wide-scale push to raise capital. After feasting on cheap credit and growing increasingly sloppy with lending standards over the past few years, many banks had their comeuppance during the period and struggled with plummeting share prices.

2. Credit market woes. From municipal market issues to high yield bonds, fixed income investments saw minimal appreciation - if any - during the period. Much of the performance stemmed from a wide-scale aversion to risk, which started in the mortgage-related securities and spread to asset-backed and corporate bonds. With little discrimination between varied quality profiles, we believe that the broad downturn potentially resulted in attractive opportunities for long-term investors to add high quality bonds on the cheap.

3. Spiking commodity prices. As oil surged to more than $140 a barrel, grains climbed to new highs and raw materials soared, inflationary concerns swept across the globe. Driven in part by strong demand from developing economies, the rising prices propped up costs on everything from breakfast cereal to jet fuel.

4. The U.S. economic slowdown. As housing values kept retreating and gasoline prices marched steadily higher, consumer confidence eroded through the latter portion of the period. The Federal Reserve responded by slashing its key lending rate from 5.25% to 2.00% over the 12-month period. Risk-averse financial institutions scaled back credit operations none the less. The economic stimulus payments distributed during the summer provided a lift in consumer spending, but the long-term effect remains unclear.

5. Reasonably sound corporate profit growth. Aside from the well-documented challenges facing the financials sector, many U.S. corporations reported relatively healthy financial results, especially those with exposure to international markets. But since most equities were painted with a negative brush during the market's retreat, FTAM believes historically low price-to-earnings ratios on some stocks potentially indicated attractive entry points in some cases.

6. Enduring economic growth rates around the world. Despite modest slowdowns and rising prices in 2008, many global economies remained generally robust during the period. Most remarkable was the performance of developing countries, which didn't collapse as soon as warning flags emerged in well-established economies. Instead, solid contributions from energy and materials producers buffered the emerging markets sector.

Within the bond market, U.S. Treasury issues benefited from a general flight to quality and led the way during the 12-month period covered by this annual report. Riskier securities lagged significantly, with bonds tied to subprime mortgages trailing the market. Municipal bonds also slid as monoline insurers, which back debt issued by less-stable municipalities, sustained rating downgrades during the period. Cash investments contended with shrinking yields as the Federal Reserve trimmed its key lending rate from 5.25% to 2.00% over the 12-month period. While long-term interest rates fluctuated during the period, the U.S. Treasury yield curve steepened, with short-term yields falling farther than long-term rates.

Although markets have struggled during the past 12 months, we believe investments in higher quality instruments may offer opportunities to benefit once the markets begin to recover.

Packed with high quality stocks and bonds supported by solid fundamentals, we believe the family of Fifth Third Funds is well-positioned to weather the current turbulence. Enhancing my optimism is my belief that the Fifth Third portfolio managers are committed to seeking out the market's true drivers - today and down the road.

Looking ahead, our expectations on the macro front include:

o    We predict no further rate cuts by the Federal Reserve in 2008.

o We predict U.S. economic growth conditions slowing in the second half of 2008. We expect increased anxiety about an actual contraction in the economy during early 2009.

o We predict all troubles lead to housing. We expect near-term weakness, but our early 2009 thoughts are potentially more positive at present. We believe we may be close to the bottom.

o We predict global economic growth around 4% for 2008, although the economic climate is slowing worldwide.

o Absent financials, which have pushed the average earnings results into negative territory, we predict respectable profit growth among U.S. corporations with annual earnings per share figures rising about 8%.

o    We predict a rebound in the value of the U.S. dollar.

o We predict a possible restoration of traditional risk-reward profiles in the fixed income market.

In closing, market developments since the fiscal year's start on August 1, 2007, have been challenging and investors' patience has been tested. More successful investors, however, tend to recognize that markets swing both up and down and recognize the importance of an overall well-diversified investment portfolio to help achieve their invesment goal. Importantly, our holdings are quality oriented and reflect strong fundamentals. Knowing from past experience that such stocks and bonds historically lead the market, I am confident that your patience in our Funds will ultimately be rewarded.

Thank you for your confidence in Fifth Third Funds.

/s/ Keith Wirtz

Keith Wirtz, CFA
Chief Investment Officer


(1)TERMS AND DEFINITIONS
--------------------------------------------------------------------------------

The Standard & Poor's 500 Stock Index ("S&P 500 Index") is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The Standard and Poor's MidCap 400 Index ("S&P 400 Index") is an index of 400 selected common stocks that tracks U.S. firms with market capitalizations of $1.5 billion to $5.5 billion.

The Standard and Poor's SmallCap 600 Index ("S&P 600 Index") is an index of 600 selected common stocks that tracks U.S. firms with market capitalizations of $300 million to $2 billion.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE)(R) Index is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries.

The above indices do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MONEY MARKET FUNDS

For the 12-month period ending July 31, 2008, the Fifth Third Money Market Funds experienced steadily declining yields on an absolute basis. The descent resulted primarily from an easing monetary policy in which the Federal Reserve's Federal Open Market Committee (FOMC) cut the Federal Funds target rate seven times, moving from 5.25% to 2.00% over the 12-month period.

Challenging financial and economic conditions throughout the period resulted in significant stress for the financial services industry. In an effort to restore capital market liquidity, the FOMC and Federal Reserve Chairman Ben Bernanke aggressively lowered short-term interest rates and initiated a number of other measures. Though these efforts lowered benchmark U.S. Treasury interest rates, they had a muted impact on liquidity and the broader fixed income market. At the period's end, the FOMC appeared focused on elevated inflation expectations as well as the downside risks to economic growth due to the threat of continued weakness in the housing and labor markets.

A longer duration+ strategy designed to capture additional yield proved beneficial for the Funds as interest rates declined following the multiple reductions in the Federal Funds target rate. The taxable Money Market Funds continued to heavily utilize more traditional, liquid money market securities such as commercial paper, U.S. government agency discount notes and repurchase agreements, particularly in the Fifth Third U.S. Treasury Money Market Fund and the Fifth Third Institutional Government Money Market Fund. The Funds benefited from the active duration management and higher yields on floating interest rate securities. Furthermore, the additional liquidity allowed the Funds to readily cope with volatile cash flows.

The Fifth Third Institutional Money Market and Fifth Third Prime Money Market Funds maintained a conservative orientation with continued emphasis on high quality security selection to achieve the principal preservation objective. Specifically, the Funds maintained no exposure to many of the problematic structures such as collateralized debt obligations (CDOs), structured investment vehicles (SIVs), and securities backed by subprime mortgages.

Concerns over monoline insurers, which back certain municipal bonds, plagued municipal money markets for much of the period, resulting in greater demand for securities from higher quality issuers. In addition, market demand for money market investments increased further amid dramatic volatility in the equity and fixed income markets. In turn, both the Fifth Third Municipal Money Market Fund and the Fifth Third Michigan Municipal Money Market Fund faced difficulties in maintaining average maturities either in line or slightly longer than the iMoneyNet peer group.

Managed conservatively, both Funds consisted of about 80% weekly and daily floater programs, most of which were backed by letters of credit. The balance generally consisted of commercial paper, notes and bonds that have a final maturity within 397 days. To capture slightly higher yields, the Funds sought smaller issues, which tend to be subject to lighter demand, although supply for Michigan-specific issues remained tight.

+    Duration is the weighted average maturity of a bond's cash flows.


MATURITY COMPOSITION AS OF JULY 31, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

Weighted Average Maturity#
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      DAYS            DAYS
                                 AS OF 1/31/08    AS OF 7/31/08
--------------------------------------------------------------------------------
   Fifth Third Prime                   47              48
   Money Market
--------------------------------------------------------------------------------
   Fifth Third Institutional           47              47
   MoneyMarket
--------------------------------------------------------------------------------
   Fifth Third Institutional           52              58
   Government Money
   Market
--------------------------------------------------------------------------------
   Fifth Third U.S. Treasury           30              31
   Money Market
--------------------------------------------------------------------------------
   Fifth Third Michigan                19              20
   Municipal Money
   Market
--------------------------------------------------------------------------------
   Fifth Third Municipal               19              16
   Money Market
--------------------------------------------------------------------------------
#    Portfolio composition is subject to change.

INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------
An investment in any of the funds is not insured or guaranteed by the FDIC or any government agency. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1) The Fifth Third Michigan Municipal Money Market Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax. Single state funds may be subject to additional risk, since issuers they invest in are more likely to be subject to the same political and/or economic risks.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MONEY MARKET MATURITY SCHEDULES (AS OF JULY 31, 2008)
--------------------------------------------------------------------------------
as a percentage of value of investments

                                                                        INSTITUTIONAL                     MICHIGAN
                                           PRIME       INSTITUTIONAL     GOVERNMENT     U.S. TREASURY     MUNICIPAL       MUNICIPAL
                                           MONEY           MONEY            MONEY           MONEY           MONEY           MONEY
                                           MARKET          MARKET           MARKET          MARKET          MARKET          MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Fewer than 8 Days                         46.5%           45.9%           36.6%           75.8%           90.3%           91.5%
------------------------------------------------------------------------------------------------------------------------------------
  8 to 14 Days                               1.6%            2.1%            2.1%            0.0%            0.0%            0.0%
------------------------------------------------------------------------------------------------------------------------------------
  15 to 30 Days                             13.8%           12.4%           13.7%            2.4%            1.2%            1.7%
------------------------------------------------------------------------------------------------------------------------------------
  31 to 180 Days                            31.6%           34.8%           40.3%           16.4%            4.2%            5.4%
------------------------------------------------------------------------------------------------------------------------------------
  181 to 365 Days                            6.5%            4.8%            7.3%            5.4%            4.3%            1.4%
------------------------------------------------------------------------------------------------------------------------------------
  366 to 397 Days                            0.0%            0.0%            0.0%            0.0%            0.0%            0.0%
------------------------------------------------------------------------------------------------------------------------------------

                                                           PRIME MONEY MARKET
                                                      SCHEDULE OF INVESTMENTS
                                                                JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
CORPORATE BONDS (19.8%)
COMMERCIAL BANKS-CENTRAL U.S. (3.6%)
US Bank NA, 4.40%, 8/15/08                     $  8,310,000      $  8,307,933
US Bank NA, 2.78%, 9/3/08                        10,000,000        10,000,000
US Bank NA, 2.82%, 10/21/08                      25,000,000        25,000,000
US Bank NA, 2.95%, 4/27/09                       15,000,000        15,000,000
                                                                 ------------
                                                                   58,307,933
                                                                 ------------

COMPUTERS (0.5%)
International Business Machines
   Corp., 4.38%, 6/1/09                           7,423,000         7,502,512
                                                                 ------------

COSMETICS & TOILETRIES (0.9%)
Procter & Gamble Co., 3.50%,
   12/15/08                                      15,000,000        15,027,200
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (3.3%)
General Electric Capital Corp.,
   2.53%, 8/22/08 (a) (d)                         5,000,000         4,999,999
General Electric Capital Corp.,
   2.88%, 9/15/08 (a) (d)                         5,000,000         4,999,540
General Electric Capital Corp.,
   3.60%, 10/15/08                                7,500,000         7,495,790
General Electric Capital Corp.,
   4.00%, 2/17/09                                 5,000,000         5,027,458
General Electric Capital Corp.,
   3.13%, 4/1/09                                  5,000,000         5,004,651
General Electric Capital Corp.,
   4.00%, 6/15/09                                 8,000,000         8,057,375
IBM International Group Capital LLC,
   3.13%, 10/29/08 (a) (d)                       17,930,000        17,990,304
                                                                 ------------
                                                                   53,575,117
                                                                 ------------

FIDUCIARY BANKS (0.6%)
Mellon Funding Corp., 3.25%,
   4/1/09                                        10,000,000        10,011,697
                                                                 ------------

FINANCE-CONSUMER LOANS (0.6%)
HSBC Finance Corp., Series EXL,
   2.48%, 8/7/08 (a) (d)                         10,000,000        10,000,000
                                                                 ------------

FINANCE-INVESTMENT BANKER/BROKER (1.6%)
Bear Stearns Cos., Inc. (The), 2.56%,
   8/7/08 (a) (d)                                20,000,000        20,000,000
Credit Suisse USA, Inc., 3.88%,
   1/15/09                                        5,819,000         5,835,009
                                                                 ------------
                                                                   25,835,009
                                                                 ------------

INTEGRATED OIL & GAS (1.4%)
BP Capital Markets PLC, 2.79%,
   9/11/08 (a) (d)                               15,000,000        15,000,000
Texaco Capital, Inc., 5.50%, 1/15/09              7,500,000         7,587,006
                                                                 ------------
                                                                   22,587,006
                                                                 ------------

MEDICAL-DRUGS (0.3%)
Abbott Laboratories, 5.38%,
   5/15/09                                        5,000,000         5,094,740
                                                                 ------------


                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
CORPORATE BONDS, CONTINUED
RETAIL (0.5%)
Wal-Mart Stores, Inc., 3.38%,
   10/1/08                                     $  7,640,000      $  7,632,077
                                                                 ------------

SPECIAL PURPOSE ENTITY (1.3%)
Florida Hurricane Catastrophe Fund,
   Series 2006-B, 2.67%, 8/15/08 (a) (d)         10,000,000         9,975,796
Florida Hurricane Catastrophe Fund,
   Series 2006-B, 2.67%, 8/15/08 (a) (d)         12,000,000        12,000,000
                                                                 ------------
                                                                   21,975,796
                                                                 ------------

SUPER-REGIONAL BANKS-U.S. (5.2%)
Bank One Corp., 6.00%, 8/1/08                    13,534,000        13,534,000
SunTrust Banks, Inc., 4.00%, 10/15/08             6,190,000         6,192,269
Wachovia Bank NA, 2.12%,
   8/1/08 (a) (d)                                 5,000,000         4,994,276
Wachovia Bank NA, 2.76%,
   10/3/08 (a) (d)                               12,000,000        12,001,649
Wachovia Corp., 3.63%, 2/17/09                    1,707,000         1,708,774
Wells Fargo & Co., 2.61%,
   8/15/08 (a) (d)                               25,000,000        25,000,000
Wells Fargo & Co., 4.00%, 8/15/08                 6,300,000         6,299,467
Wells Fargo & Co., 3.13%, 4/1/09                 13,207,000        13,209,991
                                                                 ------------
                                                                   82,940,426
                                                                 ------------

TOTAL CORPORATE BONDS                                             320,489,513
                                                                 ------------

FOREIGN BONDS (2.7%)
COMMERCIAL BANKS-EASTERN U.S. (1.3%)
Deutsche Bank AG, 2.27%,
   8/1/08 (a) (d)                                15,000,000        15,000,000
Deutsche Bank AG, 2.46%,
   8/9/08 (a) (d)                                 5,000,000         4,994,967
                                                                 ------------
                                                                   19,994,967
                                                                 ------------

COMMERCIAL BANKS NON-U.S. (0.9%)
BNP Paribas, 2.90%, 8/13/08 (a) (d)              15,000,000        15,000,000
                                                                 ------------

SPECIAL PURPOSE ENTITY (0.5%)
Procter & Gamble International
   Funding SCA, 2.79%, 8/19/08 (a) (d)            8,000,000         8,000,000
                                                                 ------------

TOTAL FOREIGN BONDS                                                42,994,967
                                                                 ------------

U.S. GOVERNMENT AGENCIES (6.5%)
FANNIE MAE (0.6%)
5.25%, 1/15/09                                   10,000,000        10,109,766
                                                                 ------------

FEDERAL HOME LOAN BANK (5.4%)
2.33%, 8/7/08 **                                 25,000,000        24,990,292
2.56%, 8/20/08 (a) (d)                            8,000,000         8,000,000
3.88%, 8/22/08                                      790,000           789,556
2.44%, 9/3/08 **                                 10,000,000         9,977,633
4.63%, 11/21/08                                   5,850,000         5,884,030
2.70%, 12/10/08 **                               10,000,000         9,901,750
5.48%, 1/8/09                                     5,000,000         5,056,312
2.90%, 2/27/09                                   10,000,000        10,000,000
2.63%, 6/4/09                                    12,040,000        12,011,827
                                                                 ------------
                                                                   86,611,400
                                                                 ------------


                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FREDDIE MAC (0.5%)
2.55%, 4/21/09                                 $  8,000,000      $  7,999,395
                                                                 ------------

TOTAL U.S. GOVERNMENT AGENCIES                                    104,720,561
                                                                 ------------

CERTIFICATES OF DEPOSIT (3.4%)
COMMERCIAL BANKS-CENTRAL U.S. (0.9%)
Bank of Montreal, 2.95%, 8/18/08                 15,000,000        15,000,000
                                                                 ------------

COMMERCIAL BANKS-EASTERN U.S. (2.2%)
Allied Irish Banks, 2.65%, 8/21/08               15,000,000        15,000,041
Barclays PLC, 2.85%, 10/2/08                     20,000,000        20,000,000
                                                                 ------------
                                                                   35,000,041
                                                                 ------------

MONEY CENTER BANKS (0.3%)
Bank of New York, 5.41%, 5/15/09                  5,000,000         5,083,409
                                                                 ------------

TOTAL CERTIFICATES OF DEPOSIT                                      55,083,450
                                                                 ------------

COMMERCIAL PAPER (28.6%)
COMMERCIAL BANKS NON-U.S. (5.4%)
Bank of Nova Scotia, 2.49%, 8/8/08 **            10,000,000         9,995,158
Bank of Nova Scotia, 2.73%,
   9/23/08 **                                    25,000,000        24,899,521
Barclays US Funding LLC, 2.60%,
   9/4/08 **                                      2,700,000         2,693,370
Barclays US Funding LLC, 2.69%,
   9/4/08 **                                     10,000,000         9,974,595
National Australia Funding, 2.66%,
   8/4/08 **                                     10,000,000         9,997,783
National Australia Funding, 2.71%,
   10/1/08 **                                    20,000,000        19,908,331
Toronto Dominion Holding, 2.55%,
   9/5/08 **                                     10,000,000         9,975,208
                                                                 ------------
                                                                   87,443,966
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (2.9%)
General Electric Capital Co.,
   2.52%, 8/6/08 **                              15,000,000        14,994,750
General Electric Capital Co.,
   2.45%, 9/22/08 **                             15,000,000        14,946,917
General Electric Capital Co.,
   2.83%, 1/7/09 **                               7,500,000         7,406,256
Rabobank USA Financial Co., 2.64%,
   10/24/08                                      10,000,000         9,938,400
                                                                 ------------
                                                                   47,286,323
                                                                 ------------

FIDUCIARY BANKS (0.6%)
State Street Boston Corp., 2.36%,
   9/9/08 **                                     10,000,000         9,974,433
                                                                 ------------

FINANCE-AUTO LOANS (5.8%)
American Honda Finance, 2.42%,
   9/10/08 **                                    20,000,000        19,946,222
American Honda Finance, 2.45%,
   9/11/08 **                                    10,000,000         9,972,097


                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
COMMERCIAL PAPER, CONTINUED
FINANCE-AUTO LOANS, CONTINUED
Toyota Motor Credit Co., 2.25%,
   8/29/08 **                                  $ 15,000,000      $ 14,973,750
Toyota Motor Credit Corp., 2.40%,
   9/17/08 **                                    10,000,000         9,968,667
Toyota Motor Credit Corp., 2.63%,
   10/21/08 **                                   10,000,000         9,940,825
Toyota Motor Credit Corp., 2.61%,
   11/7/08 **                                    10,000,000         9,928,950
Toyota Motor Credit Corp., 2.58%,
   12/1/08 **                                    10,000,000         9,912,567
Toyota Motor Credit Corp., 2.85%,
   12/9/08 **                                    10,000,000         9,897,083
                                                                 ------------
                                                                   94,540,161
                                                                 ------------

FINANCE-CREDIT CARD (0.9%)
American Express Credit Card,
   2.39%, 8/28/08 **                             15,000,000        14,973,112
                                                                 ------------

FINANCE-INVESTMENT BANKER/BROKER (2.2%)
BNP Paribas Finance, Inc., 2.72%,
   10/24/08 **                                   15,000,000        14,904,765
Citigroup Funding, Inc., 2.82%,
   9/16/08 **                                    10,000,000         9,963,967
Citigroup Funding, Inc., 2.82%,
   10/16/08 **                                   10,000,000         9,940,467
                                                                 ------------
                                                                   34,809,199
                                                                 ------------

MEDICAL-HOSPITALS (0.9%)
Essential Health, 2.80%, 9/8/08 **               13,945,000        13,903,785
                                                                 ------------

REGIONAL AUTHORITY (1.4%)
Michigan State Multifamily Housing
   Project, 4.85%, 10/28/08                      10,000,000        10,000,000
San Jose International Airport,
   2.65%, 9/11/08 **                             12,879,000        12,840,130
                                                                 ------------
                                                                   22,840,130
                                                                 ------------

SPECIAL PURPOSE ENTITY (7.5%)
AIG Funding , Inc., 2.50%, 8/5/08                20,000,000        19,994,445
Nestle Capital Corp., 2.35%,
   10/31/08 ** (b)                                7,000,000         6,958,418
Old Line Funding LLC, 2.52%,
   8/5/08 ** (b)                                 15,000,000        14,995,800
Old Line Funding LLC, 2.50%,
   8/19/08 ** (b)                                16,649,000        16,628,189
Societe General, 2.62%, 8/6/08 **                21,965,000        21,957,007
Societe General, 2.72%, 8/6/08 **                14,185,000        14,179,641
Societe General, 2.63%, 8/12/08 **               10,000,000         9,991,964
Societe General, 2.80%, 9/12/08 **               15,300,000        15,250,020
                                                                 ------------
                                                                  119,955,484
                                                                 ------------


                                    Continued

                                                           PRIME MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                                JULY 31, 2008
-----------------------------------------------------------------------------
                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
COMMERCIAL PAPER, CONTINUED
SUPER-REGIONAL BANKS-U.S. (1.0%)
Bank of America Corp., 2.75%,
   8/11/08 **                                  $  5,900,000      $  5,895,493
Wells Fargo & Co., 2.43%, 8/13/08 **             10,000,000         9,991,900
                                                                 ------------
                                                                   15,887,393
                                                                 ------------

TOTAL COMMERCIAL PAPER                                            461,613,986
                                                                 ------------

DEMAND NOTES (8.9%)
DIVERSIFIED FINANCIAL SERVICES (0.6%)
Harry W. Albright JR, Series 1996,
   3.00%, 8/7/08, (LOC: Bank of
   America) (a) (d)                               5,485,000         5,485,000
Woods Group LLC, Series 2007-A,
   2.71%, 9/1/32, (LOC: Regions
   Bank) (b)                                      3,975,000         3,975,000
                                                                 ------------
                                                                    9,460,000
                                                                 ------------

FINANCE-OTHER SERVICES (0.5%)
Mortgage Bankers Association of
America, 2.66%, 8/1/08, (LOC: PNC
   Bank NA) (a) (d)                               8,000,000         8,000,000
                                                                 ------------

FINANCIAL (0.4%)
Cornerstone Funding Corp., Series
   2001-C, 2.50%, 12/1/11, (LOC:
   SunTrust Banks, Inc.) (a)                      7,457,000         7,457,000
                                                                 ------------

SPECIAL PURPOSE ENTITY (7.4%)
Buckeye Corrugated, Inc., Series
   1997, 3.00%, 8/6/08, (LOC: KeyBank
   NA) (a) (b) (d)                                4,100,000         4,100,000
Bybee Foods LLC Taxable Adjustable
   Rate Notes, Series 2006, 3.00%,
   8/6/08, (LOC: KeyBank NA) (a) (d)              1,600,000         1,600,000
Capital One Funding Corp., Series
   1996-H, 3.46%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                        660,000           660,000
Capital One Funding Corp., Series
   1997-D, 2.76%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                        507,000           507,000
Capital One Funding Corp., Series
   1999-D, 2.76%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (d)                            885,000           885,000
Capital One Funding Corp., Series
   2001-C, 2.66%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (d)                          2,163,000         2,163,000
Central Michigan Inns, 2.75%,
   8/7/08, (LOC: Wachovia Corp.) (a) (d)            960,000           960,000
CHF - Elon LLC, Series 2005, 2.66%,
   8/7/08, (LOC: Regions Bank) (a) (b) (d)       19,850,000        19,850,000
Clare at Water Tower (The), Series
   2005, 2.55%, 8/7/08, (LOC: Bank of
   America) (a) (d)                              12,500,000        12,500,000


                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
DEMAND NOTES, CONTINUED
SPECIAL PURPOSE ENTITY, CONTINUED
Doctors Park LLP, 2.75%, 8/7/08,
   (LOC: US Bancorp) (a) (d)                   $  9,310,000      $  9,310,000
Erickson Foundation, Inc. (The),
   2.55%, 8/7/08, (LOC: FHLB) (a) (d)            15,000,000        15,000,000
Fort Bend Church (The), 3.01%,
   8/7/08, (LOC: Regions Bank) (a) (d)            6,200,000         6,200,000
Iowa 80 Group, Inc., 2.78%, 9/1/08,
   (LOC: Wells Fargo & Co.) (a) (d)               3,230,000         3,230,000
Jackson 2000 LLC, Series 1999,
   3.00%, 8/6/08, (LOC:
   KeyBank NA) (a) (d)                            8,440,000         8,440,000
Landmark Medical LLC, Series 2000,
   3.46%, 8/7/08, (LOC: JP Morgan,
   Inc.) (a) (d)                                  6,480,000         6,480,000
Lincoln Hills Development Corp.,
   2.71%, 8/7/08, (LOC: Regions
   Bank) (a) (d)                                  3,080,000         3,080,000
New Belgium Brewing Co., Inc.,
   Series 2000, 2.56%, 8/7/08,
   (LOC: Wells Fargo & Co.) (a) (d)               2,110,000         2,110,000
PCI Paper Conversions, Inc., Series
   2000, 3.00%, 8/6/08, (LOC: KeyBank
   NA) (a) (d)                                      940,000           940,000
Royal Town Center LLC, Series 1997,
   3.00%, 8/6/08, (LOC: FHLB) (a) (b) (d)         5,095,000         5,095,000
SDK Cameron LLC, Series 2005,
   2.76%, 8/7/08, (LOC: Comerica
   Bank) (a) (b) (d)                              3,090,000         3,090,000
SGS Tool Co., Series 1999, 2.71%,
   8/6/08, (LOC: JP Morgan, Inc.) (a) (d)         2,450,000         2,450,000
St. Andrew United Methodist Church,
   2.55%, 8/7/08, (LOC: Wachovia
   Corp.) (a) (d)                                10,835,000        10,835,000
                                                                 ------------
                                                                  119,485,000
                                                                 ------------

TOTAL DEMAND NOTES                                                144,402,000
                                                                 ------------

MUNICIPAL DEMAND NOTES (12.2%)
ALABAMA (0.5%)
Albertville Industrial Development
   Board, Mitchell Grocery, 2.71%,
   8/7/08, (LOC: Regions Bank) (a) (d)            7,245,000         7,245,000
                                                                 ------------

ALASKA (0.3%)
Four Dam Pool Power Agency, Series B,
   2.42%, 8/7/08, (LOC: Dexia
   Banque SA) (a) (d)                             3,870,000         3,870,000
                                                                 ------------

CALIFORNIA (2.4%)
County of Sacramento, 2.65%, 8/6/08,
   (LOC: Bayerische Landesbank) (a) (d)          32,430,000        32,430,000
County of Riverside, CP, 2.65%,
   8/6/08, (LOC: State Street
   Corp.) (a) (d)                                 6,500,000         6,500,000
                                                                 ------------
                                                                   38,930,000
                                                                 ------------

                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
COLORADO (0.1%)
Pueblo Housing Authority, 2.56%,
   8/7/08, (LOC: Wells Fargo &
   Co.) (a) (b) (d)                            $  1,620,000      $  1,620,000
                                                                 ------------

DELAWARE (0.7%)
Revenue Bond Certificate Series Trust
   Various States, 2.71%, 8/7/08,
   (LOC: AIG) (a) (b) (d)                         3,580,000         3,580,000
Metrodev Newark LLC, 2.85%, 8/7/08,
   (LOC: PNC Bank NA) (a) (d)                     8,000,000         8,000,000
                                                                 ------------
                                                                   11,580,000
                                                                 ------------

FLORIDA (0.6%)
County of Washington, Series B,
   2.71%, 8/7/08, (LOC: SunTrust Banks,
   Inc.) (a) (d)                                  2,800,000         2,800,000
Development Finance Corp., Royal
   Enterprise Building Fund, Series B,
   2.71%, 8/7/08, (LOC: Regions
   Bank) (a) (b) (d)                              7,085,000         7,085,000
                                                                 ------------
                                                                    9,885,000
                                                                 ------------

GEORGIA (1.0%)
Columbus Development Authority,
   Litho-Krome Co. Project, 2.49%,
   8/7/08, (LOC: Bank of America) (a) (d)        10,125,000        10,125,000
Mc Duffie County Development
   Authority, Thomson Plastics, Inc.,
   2.71%, 8/7/08, (LOC: Regions
   Bank) (a) (d)                                  6,505,000         6,505,000
                                                                 ------------
                                                                   16,630,000
                                                                 ------------

ILLINOIS (0.7%)
Finance Authority, Fairview, Series
   D, 2.55%, 8/7/08, (LOC: Bank of
   America) (a) (d)                               4,455,000         4,455,000
Finance Authority, Franciscan
   Communities, Series B, 2.55%, 8/7/08,
   (LOC: Bank of America) (a) (d)                 5,955,000         5,955,000
                                                                 ------------
                                                                   10,410,000
                                                                 ------------

INDIANA (0.1%)
State Finance Authority, Series B,
   2.56%, 8/7/08, (LOC: Bank of
   America) (a) (d)                               2,150,000         2,150,000
                                                                 ------------

IOWA (0.4%)
Dallas County Industrial Development,
   Sioux City Brick and Tile, Series B,
   3.31%, 8/7/08, (LOC: U.S.
   Bancorp) (a) (d)                               6,305,000         6,305,000
                                                                 ------------

LOUISIANA (0.5%)
Denham Springs Economic Development
   District, Bass Pro Shops Project,
   2.66%, 8/7/08, (LOC: JP Morgan,
   Inc.) (a) (d)                                  8,460,000         8,460,000
                                                                 ------------


                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MISSISSIPPI (0.1%)
Business Finance Corp., CPX Gulfport
   ES OPAG LLC, Series B, 2.56%,
   8/7/08, (LOC: Wachovia Corp.) (a) (d)       $  2,095,000      $  2,095,000
                                                                 ------------

NEW YORK (0.7%)
New York City Housing Development
   Corp., Multi-Family Housing, Chelsea
   Centro, Series A, 2.56%, 8/6/08,
   (LOC: Bayerische Landesbank) (a) (d)          11,885,000        11,885,000
                                                                 ------------

NORTH CAROLINA (0.7%)
Roman Catholic Diocese of Raleigh,
   2.51%, 8/7/08, (LOC: Bank of
   America) (a) (d)                              11,880,000        11,880,000
                                                                 ------------

OHIO (0.8%)
Cleveland-Cuyahoga County Port
   Authority, Science Park LLC,
   Series B, 2.80%, 8/7/08, (LOC:
   KeyBank NA) (a) (d)                           12,700,000        12,700,000
                                                                 ------------

UTAH (1.2%)
Utah Telecommunication Open
   Infrastructure Agency, 2.80%, 8/7/08,
   (LOC: KeyBank NA) (a) (d)                     20,000,000        20,000,000
                                                                 ------------

VIRGINIA (0.4%)
Alexandria Industrial Development
   Authority, Series A, 2.61%, 8/7/08,
   (LOC: SunTrust Banks, Inc.) (a) (d)            5,950,000         5,950,000
                                                                 ------------

WASHINGTON (1.0%)
State Housing Finance Commission,
   Eaglepointe Apartments, Series B,
   2.71%, 8/7/08, (LOC: AIG) (a) (d)              1,610,000         1,610,000
State Housing Finance Commission,
   Monticello Park Project, Series B,
   2.57%, 8/7/08, (LOC: FNMA) (a) (d)             3,655,000         3,655,000
State Housing Finance Commission,
   Skyline At First, Series D, 2.55%,
   8/7/08, (LOC: Bank of America) (a) (d)        11,100,000        11,100,000
                                                                 ------------
                                                                   16,365,000
                                                                 ------------

TOTAL MUNICIPAL DEMAND NOTES                                      197,960,000
                                                                 ------------

                                    Continued

                                                           PRIME MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                                JULY 31, 2008
-----------------------------------------------------------------------------


                                                     SHARES             VALUE
-----------------------------------------------------------------------------

MONEY MARKETS (5.4%)
AIM STIT Liquid Assets Portfolio (c)             62,206,291      $ 62,206,291
Goldman Sachs Financial Square
   Funds - Prime Obligations Fund (c)            25,830,328        25,830,328
                                                                 ------------

TOTAL MONEY MARKETS                                                88,036,619
                                                                 ------------


                                                  PRINCIPAL
                                                     AMOUNT
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS (12.4%)
Deutsche Bank, 2.18%, dated 7/31/08,
   due 8/1/08, (Proceeds at maturity,
   $160,009,689, Collateralized by
   various U.S. Government Agency
   Securities, 0.00%-5.76%,
   3/12/11-6/23/33,
   value $163,200,301)                         $160,000,000       160,000,000
UBS Investment Bank, 2.15%, dated
   7/31/08, due 8/1/08, (Proceeds at
   maturity, $40,388,488, Collateralized
   by various U.S. Government Agency
   Securities, 0.00%, 2/17/09-4/27/09,
   value $41,196,258)                            40,387,000        40,387,000
                                                               --------------

TOTAL REPURCHASE AGREEMENTS                                       200,387,000
                                                               --------------

TOTAL INVESTMENTS (COST $1,615,688,096)+ - 99.9%                1,615,688,096

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                        2,048,358
                                                               --------------

NET ASSETS - 100.0%                                            $1,617,736,454
                                                               ==============


                                    Continued

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund / portfolio.

(d)  Maturity date is next rate reset date.


The following abbreviations are used in the Schedule of Investments:
CP - Certificates of Participation
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
LOC - Letter of Credit


                      See notes to schedules of investments
                       and notes to financial statements.

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS
JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
CORPORATE BONDS (16.4%)
COMMERCIAL BANKS-CENTRAL U.S. (3.0%)
M&I Marshall & Ilsley Bank, Series
   BK, 2.45%, 8/25/08 (a) (d)                  $  5,000,000      $  4,999,188
US Bank NA, 4.40%, 8/15/08                       12,957,000        12,955,483
US Bank NA, 2.78%, 9/3/08                        25,000,000        25,000,000
US Bank NA, 2.82%, 10/21/08                      25,000,000        25,000,000
US Bank NA, 2.95%, 4/27/09                       20,000,000        20,000,000
                                                                 ------------
                                                                   87,954,671
                                                                 ------------

COMPUTERS (0.3%)
International Business Machines
   Corp., 4.38%, 6/1/09                           9,000,000         9,097,214
                                                                 ------------

COSMETICS & TOILETRIES (0.9%)
Procter & Gamble Co., 3.50%, 12/15/08            25,000,000        25,045,333
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (2.8%)
General Electric Capital Corp.,
   2.53%, 8/22/08 (a) (d)                         5,000,000         4,999,999
General Electric Capital Corp.,
   2.88%, 9/15/08 ** (a) (d)                     13,410,000        13,409,151
General Electric Capital Corp.,
   3.60%, 10/15/08                               21,125,000        21,121,613
General Electric Capital Corp.,
   4.00%, 2/17/09                                 5,000,000         5,027,458
General Electric Capital Corp.,
   3.13%, 4/1/09                                  5,000,000         5,004,651
General Electric Capital Corp.,
   4.00%, 6/15/09                                12,000,000        12,086,063
IBM International Group Capital LLC,
   3.13%, 10/29/08 (a) (d)                       20,000,000        20,067,266
                                                                 ------------
                                                                   81,716,201
                                                                 ------------

FIDUCIARY BANKS (0.3%)
Mellon Funding Corp., 3.25%, 4/1/09              10,000,000        10,011,697
                                                                 ------------

FINANCE-CONSUMER LOANS (0.5%)
HSBC Finance Corp., Series EXL,
   2.48%, 8/7/08 (a) (d)                         15,000,000        15,000,000
                                                                 ------------

FINANCE-INVESTMENT BANKER/BROKER (1.3%)
Bear Stearns Cos., Inc. (The), 2.56%,
   8/7/08 (a) (d)                                16,000,000        16,000,000
Credit Suisse USA, Inc., 2.81%,
   9/9/08 (a) (d)                                 9,000,000         9,002,735
Credit Suisse USA, Inc., 3.88%,
   1/15/09                                       13,000,000        13,035,765
                                                                 ------------
                                                                   38,038,500
                                                                 ------------

INTEGRATED OIL & GAS (1.5%)
BP Capital Markets PLC, 2.79%,
   9/11/08 (a) (d)                               35,000,000        35,000,000
Texaco Capital, Inc., 5.50%, 1/15/09              9,865,000         9,977,247
                                                                 ------------
                                                                   44,977,247
                                                                 ------------


                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
CORPORATE BONDS, CONTINUED
MEDICAL-DRUGS (0.2%)
Abbott Laboratories, 5.38%, 5/15/09            $  5,000,000      $  5,076,333
                                                                 ------------

RETAIL (0.5%)
Wal-Mart Stores, Inc., 3.38%, 10/1/08            15,000,000        14,970,024
                                                                 ------------

SPECIAL PURPOSE ENTITY (1.4%)
Florida Hurricane Catastrophe Fund,
   Series 2006-B, 2.67%, 8/15/08 (a) (d)         20,000,000        20,000,000
Florida Hurricane Catastrophe Fund,
   Series 2006-B, 2.67%, 8/15/08 (a) (d)         20,000,000        19,951,591
                                                                 ------------
                                                                   39,951,591
                                                                 ------------

SUPER-REGIONAL BANKS-U.S. (3.7%)
Bank One Corp., 6.00%, 8/1/08                    19,000,000        19,000,000
SunTrust Banks, Inc., 4.00%, 10/15/08             8,000,000         8,002,932
Wachovia Bank NA, 2.12%, 8/1/08 (a) (d)          15,000,000        14,982,828
Wachovia Bank NA, 4.38%, 8/15/08                  8,082,000         8,079,983
Wachovia Bank NA, 2.76%, 10/3/08 (a) (d)         17,000,000        17,002,147
Wachovia Bank NA, 2.87%,
   10/25/08 (a) (d)                              10,000,000         9,997,171
Wachovia Corp., 3.50%, 8/15/08                    4,000,000         3,997,463
Wells Fargo & Co., 2.61%, 8/15/08 (a) (d)        10,000,000        10,000,000
Wells Fargo & Co., 4.00%, 8/15/08                 5,000,000         4,998,113
Wells Fargo & Co., 3.13%, 4/1/09                 12,000,000        11,994,769
                                                                 ------------
                                                                  108,055,406
                                                                 ------------

TOTAL CORPORATE BONDS                                             479,894,217
                                                                 ------------

FOREIGN BONDS (2.8%)
COMMERCIAL BANKS-EASTERN U.S. (1.3%)
Deutsche Bank AG, 2.27%, 8/1/08 (a) (d)          25,000,000        25,000,000
Deutsche Bank AG, 2.46%, 8/9/08 (a) (d)          15,000,000        14,984,901
                                                                 ------------
                                                                   39,984,901
                                                                 ------------

COMMERCIAL BANKS NON-U.S. (0.9%)
BNP Paribas, 2.90%, 8/13/08 (a) (d)              25,000,000        25,000,000
                                                                 ------------

SPECIAL PURPOSE ENTITY (0.6%)
Procter & Gamble International
   Funding SCA, 2.79%, 8/19/08 (a) (d)           17,000,000        17,000,000
                                                                 ------------

TOTAL FOREIGN BONDS                                                81,984,901
                                                                 ------------

MORTGAGE-BACKED SECURITIES (0.3%)
CMBS OTHER (0.3%)
Freddie Mac, 2.46%, 8/7/08 (a) (d)                7,574,424         7,574,424
                                                                 ------------

TOTAL MORTGAGE-BACKED SECURITIES                                    7,574,424
                                                                 ------------

U.S. GOVERNMENT AGENCIES (7.6%)
FANNIE MAE (0.9%)
3.88%, 11/17/08                                   5,000,000         5,017,323
5.25%, 1/15/09                                   20,000,000        20,219,532
                                                                 ------------
                                                                   25,236,855
                                                                 ------------


                                   Continued

                                                   INSTITUTIONAL MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                                JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK (6.0%)
2.23%, 8/22/08 **                              $ 50,000,000      $ 49,934,958
5.80%, 9/2/08                                    12,555,000        12,588,189
2.44%, 9/3/08 **                                 20,000,000        19,955,267
2.40%, 9/10/08 **                                 4,535,000         4,522,907
2.38%, 11/3/08 **                                15,478,000        15,381,813
2.70%, 12/10/08 **                               20,100,000        19,902,518
5.48%, 1/8/09                                     5,000,000         5,056,312
2.90%, 2/27/09                                   25,000,000        25,000,000
2.63%, 6/4/09                                    24,000,000        23,943,841
                                                                 ------------
                                                                  176,285,805
                                                                 ------------

FREDDIE MAC (0.7%)
4.75%, 10/17/08                                   4,000,000         4,017,562
4.75%, 3/5/09                                     5,000,000         5,053,191
2.55%, 4/21/09                                   12,000,000        11,999,093
                                                                 ------------
                                                                   21,069,846
                                                                 ------------

TOTAL U.S. GOVERNMENT AGENCIES                                    222,592,506
                                                                 ------------

CERTIFICATES OF DEPOSIT (4.8%)
COMMERCIAL BANKS-CENTRAL U.S. (1.2%)
Bank of Montreal, 2.95%, 8/18/08                 35,000,000        35,000,000
                                                                 ------------

COMMERCIAL BANKS-EASTERN U.S. (2.6%)
Allied Irish Banks, 2.65%, 8/21/08               20,000,000        20,000,055
Allied Irish Banks, 2.45%, 8/29/08 ** (b)        25,000,000        24,952,361
Barclays PLC, 2.85%, 10/2/08                     30,000,000        30,000,000
                                                                 ------------
                                                                   74,952,416
                                                                 ------------

COMMERCIAL BANKS-SOUTHERN U.S. (0.5%)
Branch Banking & Trust Co., 2.80%,
   10/27/08                                      15,000,000        15,000,000
                                                                 ------------

MONEY CENTER BANKS (0.5%)
Bank of New York, 5.41%, 5/15/09                 15,000,000        15,250,228
                                                                 ------------

TOTAL CERTIFICATES OF DEPOSIT                                     140,202,644
                                                                 ------------

COMMERCIAL PAPER (31.2%)
COMMERCIAL BANKS NON-U.S. (5.7%)
Bank of Nova Scotia, 2.49%, 8/8/08 **            25,000,000        24,987,896
Bank of Nova Scotia, 2.73%, 9/23/08 **           25,000,000        24,899,521
Barclays US Funding LLC, 2.69%,
   9/4/08 **                                     25,000,000        24,936,486
National Australia Funding, 2.66%,
   8/4/08 **                                     20,000,000        19,995,566
National Australia Funding, 2.71%,
   10/1/08 **                                    30,000,000        29,862,496
Toronto Dominion Holding, 2.55%,
   9/5/08 **                                     25,000,000        24,938,021
Toronto Dominion Holding, 2.57%,
   9/11/08 ** (b)                                19,585,000        19,527,676
                                                                 ------------
                                                                  169,147,662
                                                                 ------------


                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
COMMERCIAL PAPER, CONTINUED
DIVERSIFIED FINANCIAL SERVICES (2.8%)
General Electric Capital Co., 2.40%,
   8/1/08 **                                   $ 20,000,000      $ 20,000,000
General Electric Capital Co., 2.44%,
   9/22/08 **                                    15,000,000        14,947,133
General Electric Capital Co., 2.83%,
   1/7/09 **                                     15,000,000        14,812,512
General Electric Capital Co., 2.84%,
   1/26/09 **                                    15,000,000        14,789,367
Rabobank USA Financial Co., 2.64%,
   10/24/08                                      20,000,000        19,876,800
                                                                 ------------
                                                                   84,425,812
                                                                 ------------

FIDUCIARY BANKS (0.7%)
State Street Boston Corp., 2.36%,
   9/9/08 **                                     20,000,000        19,948,867
                                                                 ------------

FINANCE-AUTO LOANS (6.0%)
American Honda Finance, 2.42%,
   9/10/08 **                                    35,000,000        34,905,889
American Honda Finance, 2.45%,
   9/11/08 **                                    15,000,000        14,958,146
Toyota Motor Credit Co., 2.25%,
   8/29/08 **                                    25,000,000        24,956,250
Toyota Motor Credit Corp., 2.40%,
   9/17/08 **                                    25,000,000        24,921,666
Toyota Motor Credit Corp., 2.70%,
   10/21/08 **                                   25,000,000        24,848,125
Toyota Motor Credit Corp., 2.61%,
   11/7/08 **                                    10,000,000         9,928,950
Toyota Motor Credit Corp., 2.58%,
   12/1/08 **                                    20,000,000        19,825,133
Toyota Motor Credit Corp., 2.85%,
   12/9/08 **                                    20,000,000        19,794,167
                                                                 ------------
                                                                  174,138,326
                                                                 ------------

FINANCE-CREDIT CARD (0.9%)
American Express Credit Card, 2.39%,
   8/28/08 **                                    25,000,000        24,955,188
                                                                 ------------

FINANCE-INVESTMENT BANKER/BROKER (3.1%)
BNP Paribas Finance, Inc., 2.57%,
   8/1/08 **                                     17,025,000        17,025,000
BNP Paribas Finance, Inc., 2.72%,
   10/24/08 **                                   25,000,000        24,841,275
Citigroup Funding, Inc., 2.82%,
   9/16/08 **                                    25,000,000        24,909,917
Citigroup Funding, Inc., 2.82%,
   10/16/08 **                                   25,000,000        24,851,166
                                                                 ------------
                                                                   91,627,358
                                                                 ------------

INDUSTRIAL (0.3%)
Mississippi Business Finance Corp.,
   2.64%, 8/25/08                                 8,100,000         8,100,000
                                                                 ------------


                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
COMMERCIAL PAPER, CONTINUED
INSURANCE (0.5%)
Prudential Funding LLC, 2.38%,
   8/25/08 **                                  $ 15,000,000      $ 14,976,200
                                                                 ------------

MEDICAL-HOSPITALS (0.9%)
Essential Health, 2.80%, 9/8/08 **               25,000,000        24,926,111
                                                                 ------------

REGIONAL AUTHORITY (2.1%)
Michigan State Multifamily Housing
   Project, 4.85%, 10/28/08                      25,000,000        25,000,000
San Jose International Airport,
   2.65%, 9/11/08 **                             36,013,000        35,904,309
                                                                 ------------
                                                                   60,904,309
                                                                 ------------

SPECIAL PURPOSE ENTITY (5.6%)
AIG Funding , Inc., 2.50%, 8/5/08                20,000,000        19,994,444
Nestle Capital Corp., 2.35%,
   10/31/08 ** (b)                               12,000,000        11,928,717
Old Line Funding LLC, 2.52%,
   8/5/08 ** (b)                                 25,000,000        24,993,000
Old Line Funding LLC, 2.50%,
   8/19/08 ** (b)                                30,000,000        29,962,500
Societe General, 2.65%, 8/6/08 **                 5,750,000         5,747,883
Societe General, 2.72%, 8/6/08 **                27,000,000        26,989,800
Societe General, 2.75%, 8/6/08 **                10,250,000        10,246,085
Societe General, 2.63%, 8/12/08 **               25,000,000        24,979,910
Societe General, 2.80%, 9/10/08 **               10,100,000        10,068,578
                                                                 ------------
                                                                  164,910,917
                                                                 ------------

SUPER-REGIONAL BANKS-U.S. (2.6%)
Bank of America Corp., 2.58%,
   8/5/08 **                                      5,800,000         5,798,337
Wells Fargo & Co., 2.41%, 8/7/08 **              35,000,000        34,985,942
Wells Fargo & Co., 2.43%, 8/13/08 **             35,000,000        34,971,650
                                                                 ------------
                                                                   75,755,929
                                                                 ------------

TOTAL COMMERCIAL PAPER                                            913,816,679
                                                                 ------------

DEMAND NOTES (6.6%)
BUILDING PRODUCTION-CEMENT/AGGREGATE (0.9%)
Sioux City Brick & Tile Co., 2.61%,
   8/7/08, (LOC: U.S. Bancorp) (a) (b) (d)       24,850,000        24,850,000
                                                                 ------------

FINANCE-OTHER SERVICES (1.3%)
Lexington Financial Services LLC,
   2.55%, 8/7/08, (LOC: Bank of
   America) (a) (d)                              20,920,000        20,920,000
Mortgage Bankers Association of
   America, 2.66%, 8/1/08, (LOC:
   PNC Bank NA) (a) (d)                          17,000,000        17,000,000
                                                                 ------------
                                                                   37,920,000
                                                                 ------------


                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
DEMAND NOTES, CONTINUED
FINANCIAL (0.4%)
Cornerstone Funding Corp., Series
   2003-F, 2.50%, 11/1/23, (LOC:
   Comerica Bank) (a)                          $  4,080,000      $  4,080,000
Cornerstone Funding Corp., Series
   2003-H, 2.59%, 1/1/34, (LOC: U.S.
   Bancorp) (a)                                   4,066,000         4,066,000
Praise Tabernacle Outreach, 2.71%,
   6/1/24, (LOC: Comerica Bank) (a)               3,260,000         3,260,000
                                                                 ------------
                                                                   11,406,000
                                                                 ------------

REAL ESTATE (0.2%)
Appletree Properties LLC, 2.51%,
   7/1/26, (LOC: Regions Bank)                    5,645,000         5,645,000
                                                                 ------------

SPECIAL PURPOSE ENTITY (3.8%)
Aquarium Parking Deck LLC, Series
   2005, 2.65%, 8/6/08, (LOC: SunTrust
   Banks, Inc.) (a) (d)                           8,400,000         8,400,000
Baldwin County Sewer Service LLC,
   2.71%, 8/7/08, (LOC: Regions
   Bank) (a) (d)                                 12,279,000        12,279,000
Capital Markets Access Co. LC, Series
   2005, 2.65%, 8/6/08, (LOC: SunTrust
   Banks, Inc.) (a) (d)                           7,980,000         7,980,000
Capital One Funding Corp., Series
   2001-A, 3.96%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (d)                          2,805,000         2,805,000
Capital One Funding Corp., Series
   2001-D, 3.96%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (d)                            418,000           418,000
CHF - Elon LLC, Series 2005, 2.66%,
   8/7/08, (LOC: Regions Bank) (a) (b) (d)        6,900,000         6,900,000
Erickson Foundation, Inc. (The),
   2.55%, 8/7/08, (LOC: FHLB) (a) (d)            25,000,000        25,000,000
Foster/Schweihofer Real Estate Co.
   LLC, Series 2003, 2.76%, 8/7/08,
   (LOC: Comerica Bank) (a) (d)                  13,690,000        13,690,000
Gulf Gate Apartments, Series 2003,
   2.46%, 8/7/08, (LOC: Wells Fargo &
   Co.) (a) (b) (d)                               4,000,000         4,000,000
J&S Properties, Inc., Series 2006,
   2.71%, 8/7/08, (LOC: Regions
   Bank) (a) (d)                                  3,925,000         3,925,000
McCullough Snappy Service Oil, 2.71%,
   8/7/08, (LOC: Regions Bank) (a) (b) (d)        4,125,000         4,125,000
Metaltec Steel Abrasive Co., Series
   2004, 2.68%, 8/6/08, (LOC: Comerica
   Bank) (a) (d)                                  3,960,000         3,960,000
Northport Baptist Church, Series
   2004, 2.71%, 8/7/08, (LOC: Regions
   Bank) (a) (d)                                  2,800,000         2,800,000
Park Street Properties I LLC, Series
   2004, 2.75%, 8/6/08, (LOC: US
   Bancorp) (a) (d)                              11,535,000        11,535,000


                                    Continued

                                                   INSTITUTIONAL MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                                JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
DEMAND NOTES, CONTINUED
SPECIAL PURPOSE ENTITY, CONTINUED
Pershing Drive Associates L.P.,
   2.80%, 8/7/08, (LOC: Royal Bank of
   Canada) (a) (d)                             $  3,905,000      $  3,905,000
                                                                 ------------
                                                                  111,722,000
                                                                 ------------

TOTAL DEMAND NOTES                                                191,543,000
                                                                 ------------

MUNICIPAL DEMAND NOTES (13.1%)
ARIZONA (0.2%)
Glendale Industrial Development
   Authority, Thunderbird Garvin, Series
   B, 2.50%, 8/7/08, (LOC: Bank of New
   York Co., Inc.) (a) (d)                        6,250,000         6,250,000
                                                                 ------------

CALIFORNIA (0.8%)
County of Sacramento, 2.65%, 8/6/08,
   (LOC: Bayerische Landesbank) (a) (d)          13,160,000        13,160,000
Kern Water Bank Authority, Series B,
   2.46%, 8/7/08, (LOC: Wells Fargo &
   Co.) (a) (d)                                   4,159,000         4,159,000
Sacramento County Housing Authority,
   Multi-Family, Natomas Park
   Apartments, Series B, 2.58%, 8/7/08,
   (LOC: FNMA) (a) (d)                            1,550,000         1,550,000
Statewide Communities Development
   Authority, Multi-Family Housing,
   Series X-T, 2.58%, 8/7/08,
   (LOC: FNMA) (a) (d)                              900,000           900,000
Statewide Communities Development
   Authority, Multi-Family, Valley Palms
   Apartments, 2.56%, 8/7/08,
   (LOC: FNMA) (a) (d)                            2,445,000         2,445,000
                                                                 ------------
                                                                   22,214,000
                                                                 ------------

FLORIDA (0.7%)
City of Homestead, Speedway Project,
   2.65%, 8/6/08, (LOC: SunTrust Banks,
   Inc.) (a) (d)                                  8,875,000         8,875,000
Development Finance Corp., Royal
   Enterprise Building Fund, Series B,
   2.71%, 8/7/08, (LOC: Regions
   Bank) (a) (b) (d)                             10,945,000        10,945,000
                                                                 ------------
                                                                   19,820,000
                                                                 ------------

GEORGIA (0.5%)
Augusta Housing Authority,
   Multi-Family, Westbury Creek
   Apartments, Series B, 3.00%, 8/6/08,
   (LOC: FNMA) (a) (d)                              500,000           500,000
Georgia Municipal Gas Authority,
   2.49%, 8/7/08, (LOC: Wachovia
   Corp.) (a) (d)                                14,765,000        14,765,000
                                                                 ------------
                                                                   15,265,000
                                                                 ------------


                                    Continued



                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
ILLINOIS (0.6%)
Finance Authority, Fairview, Series
   E, 2.55%, 8/7/08, (LOC: Bank of
   America) (a) (d)                            $  6,250,000      $  6,250,000
Finance Authority, Franciscan
   Communities, Series B, 2.55%,
   8/7/08, (LOC: Bank of America) (a) (d)        12,000,000        12,000,000
                                                                 ------------
                                                                   18,250,000
                                                                 ------------

INDIANA (1.2%)
City of Indianapolis Economic
   Development, Multi-Family Housing,
   Pedcor Investments, Series B, 3.20%,
   8/7/08, (LOC: FHLB) (a) (d)                      970,000           970,000
Health Facility Financing Authority,
   Clark Memorial Hospital, Series B,
   3.96%, 8/7/08, (LOC: JP Morgan,
   Inc.) (a) (d)                                  3,360,000         3,360,000
Health Facility Financing Authority,
   Community Foundation of Northwest
   Indiana, Series B, 2.55%, 8/7/08,
   (LOC: Bank of Montreal) (a) (d)               22,410,000        22,410,000
Terre Haute, Westminister Village,
   Series B, 2.57%, 8/7/08, (LOC:
   Sovereign Bank FSB) (a) (d)                    9,300,000         9,300,000
                                                                 ------------
                                                                   36,040,000
                                                                 ------------

KENTUCKY (0.2%)
Boone County, Northern Kentucky
   University Metropolitan Education and
   Training Services Center Project,
   2.75%, 8/7/08, (LOC: U.S.
   Bancorp) (a) (d)                               4,860,000         4,860,000
                                                                 ------------

LOUISIANA (0.8%)
Denham Springs Economic Development
   District, Bass Pro Shops, Series B,
   2.71%, 8/7/08, (LOC: JP Morgan,
   Inc.) (a) (d)                                 15,680,000        15,680,000
St. Tammany Parish Economic &
   Industrial Development District,
   2.71%, 8/6/08, (LOC: Regions
   Bank) (a) (d)                                  8,760,000         8,760,000
                                                                 ------------
                                                                   24,440,000
                                                                 ------------

MARYLAND (1.3%)
Health & Higher Educational
   Facilities Authority, Adventist
   Healthcare, Series B, 2.55%, 8/7/08,
   (LOC: Bank of America) (a) (d)                19,060,000        19,060,000
Health & Higher Educational
   Facilities Authority, Charlestown
   Community, Series B, 2.55%, 8/6/08,
   (LOC: Bank of America) (a) (d)                17,400,000        17,400,000
                                                                 ------------
                                                                   36,460,000
                                                                 ------------


                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2008
-----------------------------------------------------------------------------
                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MASSACHUSETTS (0.7%)
Simmons College, 2.65%, 8/7/08,
   (LOC: JP Morgan, Inc.) (a) (d)              $ 18,730,000      $ 18,730,000
                                                                 ------------

MICHIGAN (0.1%)
Canton Charter Township, GO, 2.56%,
   8/6/08, (LOC: Comerica Bank) (a) (d)           1,500,000         1,500,000
Charter Township of Ypsilanti Capital
   Improvements, Series B, GO, 2.56%,
   8/6/08, (LOC: Comerica Bank) (a) (d)           2,280,000         2,280,000
                                                                 ------------
                                                                    3,780,000
                                                                 ------------

MINNESOTA (0.1%)
City of Plymouth, Carlson Center
   Project, 2.65%, 8/7/08, (LOC: U.S.
   Bancorp) (a) (d)                                 800,000           800,000
St. Paul Port Authority, Series S,
   2.70%, 8/1/08, (LOC: Dexia
   Banque SA) (a) (d)                             3,400,000         3,400,000
                                                                 ------------
                                                                    4,200,000
                                                                 ------------

MISSISSIPPI (0.6%)
Business Finance Corp., Cellular
   South, Inc., 2.50%, 8/7/08,
   (LOC: Bank of America) (a) (b) (d)            13,000,000        13,000,000
Business Finance Corp., Cellular
   South, Inc., 2.50%, 8/6/08,
   (LOC: Bank of America) (a) (b) (d)             3,850,000         3,850,000
                                                                 ------------
                                                                   16,850,000
                                                                 ------------

NEW MEXICO (0.2%)
City of Albuquerque Industrial, KTECH
   Corp. Project, 2.46%, 8/7/08,
   (LOC: Wells Fargo & Co.) (a) (d)               4,545,000         4,545,000
City of Albuquerque Industrial, KTECH
   Corp. Project, 2.46%, 8/7/08,
   (LOC: Wells Fargo & Co.) (a) (d)               1,570,000         1,570,000
                                                                 ------------
                                                                    6,115,000
                                                                 ------------

NEW YORK (1.3%)
New York City Housing Development
   Corp., Multi-Family Housing, Chelsea
   Centro, Series A, 2.56%, 8/6/08,
   (LOC: Bayerische Landesbank) (a) (d)          38,705,000        38,705,000
                                                                 ------------

NORTH CAROLINA (0.2%)
Roman Catholic Diocese of Raleigh,
   2.51%, 8/7/08, (LOC: Bank of
   America) (a) (d)                               6,360,000         6,360,000
                                                                 ------------

OHIO (1.5%)
Air Quality Development Authority,
   Steel Corp., Series B, 2.65%, 8/6/08,
   (LOC: Royal Bank of Scotland) (a) (d)         13,000,000        13,000,000


                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
OHIO, CONTINUED
Cleveland-Cuyahoga County Port
   Authority, Science Park LLC,
   Series B, 2.80%, 8/7/08, (LOC:
   KeyBank NA) (a) (d)                         $ 23,000,000      $ 23,000,000
County of Cuyahoga Health Care
   Facilities, Franciscan Communities,
   Series F, 2.51%, 8/7/08, (LOC: Bank of
   America) (a) (d)                               1,915,000         1,915,000
County of Hamilton Health Care,
   Series C, 3.50%, 8/7/08, (LOC: PNC
   Bank NA) (a) (d)                               6,635,000         6,635,000
                                                                 ------------
                                                                   44,550,000
                                                                 ------------

PENNSYLVANIA (0.1%)
Berks County Industrial Development
   Authority, Lebanon Valley Mall,
   Series B, 2.71%, 8/6/08, (LOC: First
   Union National Bank) (a) (b) (d)               1,200,000         1,200,000
Berks County Municipal Authority,
   Phoebe-Devitt Homes, Series C,
   2.51%, 8/7/08, (LOC: Sovereign
   Bank FSB) (a) (d)                              2,770,000         2,770,000
                                                                 ------------
                                                                    3,970,000
                                                                 ------------

UTAH (1.1%)
Tooele City Industrial Development,
   Series A, 2.65%, 8/7/08, (LOC: U.S.
   Bancorp) (a) (d)                               1,400,000         1,400,000
Utah Telecommunication Open
   Infrastructure Agency, 2.80%, 8/7/08,
   (LOC: KeyBank NA) (a) (d)                     30,000,000        30,000,000
                                                                 ------------
                                                                   31,400,000
                                                                 ------------

VIRGINIA (0.7%)
Alexandria Industrial Development
   Authority, American Academy of
   Otolaryngology, Series A, 2.51%,
   8/7/08, (LOC: Bank of America) (a) (d)         8,690,000         8,690,000
Alexandria Industrial Development
   Authority, Series A, 2.61%, 8/7/08,
   (LOC: SunTrust Banks, Inc.) (a) (d)           10,000,000        10,000,000
                                                                 ------------
                                                                   18,690,000
                                                                 ------------

WASHINGTON (0.1%)
State Housing Finance Commission,
   Multi-Family, Granite Falls
   Retirement Plaza, Series B, 2.56%,
   8/7/08, (LOC: Wells Fargo &
   Co.) (a) (d)                                   1,030,000         1,030,000
State Housing Finance Commission,
   Multi-Family, Sir Summer Ridge
   Associates, Series B, 2.70%, 8/1/08,
   (LOC: U.S. Bancorp) (a) (d)                      605,000           605,000

                                    Continued

                                                   INSTITUTIONAL MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                                JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
WASHINGTON, CONTINUED
State Housing Finance Commission,
   Multi-Family, Vintage At Everett,
   Series B, 2.57%, 8/7/08, (LOC:
   FNMA) (a) (d)                               $  2,000,000    $    2,000,000
                                                               --------------
                                                                    3,635,000
                                                               --------------

WISCONSIN (0.1%)
Health & Educational Facilities
   Authority, Upland Hills, Series D,
   2.65%, 8/6/08, (LOC: Allied Irish Bank
   PLC) (a) (d)                                   1,845,000         1,845,000
                                                               --------------

TOTAL MUNICIPAL DEMAND NOTES                                      382,429,000
                                                               --------------



                                                     SHARES
-----------------------------------------------------------------------------
MONEY MARKETS (4.0%)
AIM STIT Liquid Assets Portfolio (c)            112,635,467       112,635,467
Goldman Sachs Financial Square
   Funds - Prime Obligations Fund (c)             4,591,025         4,591,025
                                                               --------------
                                                                  117,226,492
                                                               --------------

TOTAL MONEY MARKETS                                               117,226,492
                                                               --------------


                                                  PRINCIPAL
                                                     AMOUNT
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS (13.0%)
Deutsche Bank, 2.18%, dated 7/31/08,
   due 8/1/08, (Proceeds at maturity,
   $240,014,533, Collateralized by
   various U.S. Government Agency
   Securities, 0.00%-5.63%,
   6/30/09-3/14/36,
   value $244,800,288)                         $240,000,000       240,000,000
UBS Investment Bank, 2.15%, dated
   7/31/08, due 8/1/08, (Proceeds at
   maturity, $141,167,835, Collateralized
   by various U.S. Government Agency
   Securities, 0.00%, 9/2/08-11/29/19,
   value $143,991,192)                          141,166,000       141,166,000
                                                               --------------
                                                                  381,166,000
                                                               --------------

TOTAL REPURCHASE AGREEMENTS                                       381,166,000
                                                               --------------

TOTAL INVESTMENTS (COST $2,918,429,863)+ - 99.8%                2,918,429,863

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                        5,394,369
                                                               --------------

NET ASSETS - 100.0%                                            $2,923,824,232
                                                               ==============


                                    Continued


NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Investments:
CMBS - Commercial Mortgage-Backed Security
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
GO - General Obligation
LOC - Letter of Credit

                      See notes to schedules of investments
                       and notes to financial statements.

INSTITUTIONAL GOVERNMENT MONEY MARKET
SCHEDULE OF INVESTMENTS
JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (4.7%)
CMBS OTHER (4.7%)
Freddie Mac, 2.46%, 8/7/08 (a) (c)             $  1,734,190      $  1,734,190
Freddie Mac, 2.46%, 8/7/08 (a) (c)               15,647,232        15,647,232
Freddie Mac, 2.46%, 8/7/08 (a) (c)               42,606,133        42,606,133
                                                                 ------------
                                                                   59,987,555
                                                                 ------------

TOTAL MORTGAGE-BACKED SECURITIES                                   59,987,555
                                                                 ------------

U.S. GOVERNMENT AGENCIES (73.9%)
FANNIE MAE (14.8%)
2.30%, 8/1/08 **                                  5,765,000         5,765,000
3.25%, 8/15/08                                    6,280,000         6,282,470
2.20%, 8/18/08 **                                10,000,000         9,989,611
4.75%, 8/25/08                                   14,000,000        14,022,247
5.13%, 9/2/08                                    35,000,000        35,087,642
2.20%, 9/3/08 **                                 15,000,000        14,969,750
2.35%, 9/10/08 **                                10,000,000         9,973,889
3.75%, 9/15/08                                    5,000,000         5,007,405
2.48%, 9/17/08 **                                16,900,000        16,845,282
2.19%, 10/8/08 **                                10,000,000         9,958,633
4.90%, 11/3/08                                   10,085,000        10,152,847
3.88%, 11/17/08                                  11,350,000        11,393,432
2.46%, 11/26/08 **                               10,000,000         9,920,050
3.38%, 12/15/08                                   9,936,000         9,972,437
2.33%, 12/26/08 **                                7,495,000         7,423,569
5.25%, 1/15/09                                    9,444,000         9,546,421
4.88%, 4/15/09                                    5,008,000         5,078,934
                                                                 ------------
                                                                  191,389,619
                                                                 ------------

FEDERAL FARM CREDIT BANK (4.2%)
2.33%, 8/2/08 (a) (c)                             4,200,000         4,198,564
2.36%, 8/20/08 (a) (c)                           15,000,000        15,000,000
2.31%, 8/23/08 (a) (c)                           20,000,000        20,000,000
2.31%, 8/24/08 (a) (c)                           12,000,000        11,998,184
3.75%, 1/15/09                                    2,355,000         2,373,101
4.13%, 4/15/09                                    1,253,000         1,267,621
                                                                 ------------
                                                                   54,837,470
                                                                 ------------

FEDERAL HOME LOAN BANK (36.7%)
2.09%, 8/1/08 (a) (c)                            15,000,000        15,000,000
2.19%, 8/1/08 **                                 10,000,000        10,000,000
2.20%, 8/6/08 **                                 10,000,000         9,996,944
4.50%, 8/8/08                                     6,100,000         6,100,064
2.60%, 8/11/08 (a) (c)                            4,000,000         4,000,564
2.29%, 8/12/08 (a) (c)                           11,400,000        11,399,779
2.36%, 8/13/08 (a) (c)                           14,000,000        13,999,175
5.25%, 8/14/08                                   15,000,000        15,016,068
2.59%, 8/15/08 (a) (c)                            4,000,000         4,000,017
2.60%, 8/18/08 (a) (c)                            3,750,000         3,750,624
2.56%, 8/20/08 (a) (c)                           12,000,000        12,000,000
2.23%, 8/21/08 **                                25,000,000        24,969,028
2.48%, 8/21/08 (a) (c)                           25,345,000        25,343,479
3.88%, 8/22/08                                    6,315,000         6,313,219
2.38%, 8/27/08 (a) (c)                           25,000,000        25,000,000


                                    Continued

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK, CONTINUED
2.44%, 9/4/08 (a) (c)                          $ 45,000,000      $ 45,002,026
4.25%, 9/12/08                                   10,650,000        10,652,079
2.38%, 9/17/08 **                                10,000,000         9,968,993
2.66%, 9/17/08 (a) (c)                            4,000,000         4,000,000
2.48%, 9/24/08 **                                10,000,000         9,962,875
2.64%, 9/26/08 (a) (c)                           14,000,000        13,990,085
4.25%, 9/26/08                                    1,000,000           999,719
2.57%, 10/2/08 (a) (c)                           20,000,000        20,002,320
2.62%, 10/5/08 (a) (c)                           25,000,000        25,005,989
2.35%, 10/8/08 **                                 4,486,000         4,466,087
2.64%, 10/24/08 (a) (c)                           5,000,000         5,001,145
2.62%, 10/30/08 (a) (c)                          15,000,000        14,998,959
2.38%, 11/3/08 **                                 5,000,000         4,968,928
3.63%, 11/14/08                                   9,205,000         9,231,304
5.00%, 11/21/08                                   7,885,000         7,943,875
5.48%, 1/8/09                                     5,000,000         5,056,312
5.25%, 1/16/09                                    5,895,000         5,975,251
2.69%, 1/28/09 **                                 9,587,000         9,458,295
5.75%, 2/13/09                                    5,000,000         5,082,139
2.70%, 2/20/09                                    6,350,000         6,350,000
2.90%, 2/27/09                                   10,000,000        10,000,000
2.90%, 3/5/09                                    10,000,000        10,000,000
2.38%, 3/10/09                                    7,050,000         7,055,344
5.25%, 3/13/09                                   10,840,000        11,035,798
2.30%, 4/3/09                                    12,500,000        12,485,865
3.00%, 4/15/09                                    5,020,000         5,040,093
2.52%, 4/21/09                                   10,000,000        10,000,000
5.38%, 5/15/09                                    3,115,000         3,181,619
                                                                 ------------
                                                                  473,804,061
                                                                 ------------

FREDDIE MAC (11.2%)
2.20%, 8/7/08 **                                 14,400,000        14,394,720
2.37%, 8/7/08 (a) (c)                            20,000,000        19,999,433
2.46%, 8/7/08 (a) (c)                             7,875,000         7,875,000
4.88%, 9/12/08                                    4,000,000         4,006,391
2.39%, 9/15/08 **                                10,000,000         9,970,125
5.00%, 9/16/08                                   14,095,000        14,133,142
2.45%, 9/22/08 **                                 3,794,000         3,780,574
2.34%, 9/23/08 **                                15,000,000        14,948,325
4.30%, 9/24/08                                    2,000,000         2,004,573
2.18%, 10/14/08 **                                3,272,000         3,257,351
5.13%, 10/15/08                                   3,420,000         3,440,171
4.75%, 10/17/08                                  10,466,000        10,521,897
4.63%, 12/19/08                                   3,333,000         3,360,811
5.00%, 1/16/09                                   25,000,000        25,286,864
3.38%, 4/15/09                                    2,000,000         2,015,321
2.55%, 4/21/09                                    5,000,000         4,999,622
                                                                 ------------
                                                                  143,994,320
                                                                 ------------

OVERSEAS PRIVATE INVESTMENT CORP. (7.0%)
2.45%, 8/6/08 (a) (c)                            18,824,000        18,824,000
2.45%, 8/6/08 (a) (c)                            28,900,000        28,900,000

                                    Continued

                                        INSTITUTIONAL GOVERNMENT MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                                JULY 31, 2008
-----------------------------------------------------------------------------
                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES, CONTINUED
OVERSEAS PRIVATE INVESTMENT CORP., CONTINUED
2.45%, 8/6/08 (a) (c)                          $ 42,148,000    $   42,148,000
                                                               --------------
                                                                   89,872,000
                                                               --------------

TOTAL U.S. GOVERNMENT AGENCIES                                    953,897,470
                                                               --------------


                                                     SHARES
-----------------------------------------------------------------------------

MONEY MARKETS (4.0%)
AIM STIT Government & Agency
   Portfolio (b)                                  1,120,948         1,120,948
Goldman Sachs Financial Square
   Funds - Government Fund (b)                   50,543,007        50,543,007
                                                               --------------
                                                                   51,663,955
                                                               --------------

TOTAL MONEY MARKETS                                                51,663,955
                                                               --------------


                                                  PRINCIPAL
                                                     AMOUNT
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS (17.1%)
Bank of America Securities, LLC, 2.13%,
   dated 7/31/08, due 8/1/08, (Proceeds
   at maturity, $16,500,976,
   Collateralized by Freddie Mac Discount
   Note, 0.00%, 11/25/08, value
   $16,830,846)                                $ 16,500,000        16,500,000
Deutsche Bank, 2.18%, dated 7/31/08,
   due 8/1/08, (Proceeds at maturity,
   $140,006,478, Collateralized by
   various U.S. Government Agency
   Securities, 3.25%-5.13%,
   8/8/08-7/7/15, value $142,801,915)           140,000,000       140,000,000
UBS Investment Bank, 2.15%, dated
   7/31/08, due 8/1/08, (Proceeds at
   maturity, $64,794,792, Collateralized
   by various U.S. Government Agency
   Securities, 0.00%, 11/17/08-4/27/09,
   value $66,090,689)                            64,794,000        64,794,000
                                                               --------------
                                                                  221,294,000
                                                               --------------

TOTAL REPURCHASE AGREEMENTS                                       221,294,000
                                                               --------------

TOTAL INVESTMENTS (COST $1,286,842,980)+ - 99.7%                1,286,842,980

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                        3,727,018
                                                               --------------

NET ASSETS - 100.0%                                            $1,290,569,998
                                                               ==============

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b)  Investment is in Institutional Shares of underlying fund/portfolio.

(c)  Maturity date is next rate reset date.

The following abbreviation is used in the Schedule of Investments:
CMBS - Commercial Mortgage-Backed Security

                      See notes to schedules of investments
                       and notes to financial statements.

U.S. TREASURY MONEY MARKET
SCHEDULE OF INVESTMENTS
JULY 31, 2008
-----------------------------------------------------------------------------
                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
TREASURY BILLS (11.5%)
1.20%, 8/21/08 **                              $ 25,000,000      $ 24,983,333
1.30%, 9/4/08 **                                 25,000,000        24,969,400
1.53%, 9/18/08 **                                25,000,000        24,949,000
1.63%, 10/16/08 **                               15,000,000        14,948,542
1.69%, 10/23/08 **                               15,000,000        14,941,554
2.00%, 11/6/08 **                                35,000,000        34,823,312
2.16%, 11/13/08 **                               30,000,000        29,819,300
2.19%, 12/18/08 **                               15,000,000        14,872,873
1.94%, 1/8/09 **                                 15,000,000        14,870,700
1.93%, 1/29/09 **                                15,000,000        14,854,483
                                                                 ------------

TOTAL TREASURY BILLS                                              214,032,497
                                                                 ------------

TREASURY NOTES (12.7%)
4.13%, 8/15/08                                   20,000,000        19,999,984
4.63%, 9/30/08                                   20,000,000        20,041,667
3.13%, 10/15/08                                  25,000,000        25,094,866
4.88%, 10/31/08                                  20,000,000        20,068,003
3.38%, 12/15/08                                  25,000,000        25,187,212
4.75%, 12/31/08                                  40,000,000        40,562,001
4.50%, 3/31/09                                   25,000,000        25,375,855
3.13%, 4/15/09                                   30,000,000        30,208,835
3.88%, 5/15/09                                   30,000,000        30,436,659
                                                                 ------------

TOTAL TREASURY NOTES                                              236,975,082
                                                                 ------------


                                                     SHARES
-----------------------------------------------------------------------------
MONEY MARKETS (0.1%)
AIM STIT Treasury Portfolio (a)                     372,379           372,379
Goldman Sachs Financial Square
   Funds - Treasury Obligations
   Fund (a)                                       1,749,425         1,749,425
                                                                 ------------

TOTAL MONEY MARKETS                                                 2,121,804
                                                                 ------------


                                                  PRINCIPAL
                                                     AMOUNT
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS (75.7%)
Bank of America Securities, LLC, 2.02%,
   dated 7/31/08, due 8/1/08, (Proceeds
   at maturity, $170,009,539,
   Collateralized by various U.S.
   Treasury Securities, 4.50%-4.75%,
   12/31/08-7/31/09,
   value $173,400,094)                         $170,000,000       170,000,000
Barclays PLC, 2.07%, dated 7/31/08,
   due 8/1/08, (Proceeds at maturity,
   $425,024,438, Collateralized by
   various U.S. Treasury Securities,
   1.63%-2.00%, 1/15/15-1/15/16,
   value $433,500,024)                          425,000,000       425,000,000


                                    Continued



                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS, CONTINUED
Deutsche Bank, 2.07%, dated 7/31/08,
   due 8/1/08, (Proceeds at maturity,
   $400,023,000, Collateralized by U.S.
   Treasury Security, 2.00%, 1/15/26,
   value $408,000,046)                         $400,000,000      $400,000,000
UBS Investment Bank, 2.06%, dated
   7/31/08, due 8/1/08, (Proceeds at
   maturity, $414,543,897, Collateralized
   by various U.S. Treasury Securities,
   1.75%-3.63%, 1/15/25-4/15/32, value
   $422,834,769)                                414,542,000       414,542,000
                                                               --------------

TOTAL REPURCHASE AGREEMENTS                                     1,409,542,000
                                                               --------------

TOTAL INVESTMENTS (COST $1,862,671,383)+ - 100.0%               1,862,671,383

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%                       (116,160)
                                                               --------------

NET ASSETS - 100.0%                                            $1,862,555,223
                                                               ==============

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a)  Investment is in Institutional Shares of underlying fund/portfolio.


                      See notes to schedules of investments
                       and notes to financial statements.

                                              MICHIGAN MUNICIPAL MONEY MARKET
                                                      SCHEDULE OF INVESTMENTS
                                                                JULY 31, 2008
-----------------------------------------------------------------------------
                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL BONDS (5.5%)
MICHIGAN (5.5%)
Farmington Hills Economic Development
   Corp., Marketing Displays Project,
   AMT, 2.87%, 9/1/08, (LOC: Comerica
   Bank) (a) (d)                               $     50,000      $     50,000
Grand Haven Michigan Public Imps.,
   GO, FSA, 3.00%, 4/1/09                           150,000           150,734
Grand Rapids Michigan Water Supply,
   1.80%, 1/1/09                                  1,000,000         1,000,000
Grand Valley State University, Series
   A, FSA, 3.00%, 12/1/08                           570,000           571,206
Hudsonville Building Authority, GO,
   3.00%, 10/1/08                                   150,000           150,170
Municipal Bond Authority, Clean Water
   Revolving Fund, 5.00%, 10/1/08,
   (LOC: Michigan Muni Bond
   Authority)                                       360,000           360,876
Municipal Bond Authority, Series B-2,
   4.50%, 8/20/08, (LOC: Scotiabank)              3,000,000         3,001,230
Novi Street and Highway, GO, FSA,
   5.00%, 10/1/08                                 2,320,000         2,328,871
State Housing Development Authority,
   Parkway Meadows Project, FSA, 3.50%,
   10/15/08                                         930,000           931,614
State Housing Development Authority,
   Rental Housing, Series D, AMT, 3.63%,
   10/1/08                                          530,000           530,000
State of Michigan, Series A, 4.00%,
   9/30/08, (LOC: Depfa Bank PLC)                 1,000,000         1,001,712
Traverse City Area Public Schools,
   GO, 3.00%, 5/1/09                              1,600,000         1,611,788
Wayne State University, FSA, 5.00%,
   11/15/08                                       2,000,000         2,015,794
                                                                 ------------

TOTAL MUNICIPAL BONDS                                              13,703,995
                                                                 ------------

COMMERCIAL PAPER (2.1%)
Michigan State Building Authority,
   1.70%, 8/7/08, ((LOC: Bank of
   New York (60%), (State Street Bank
   Corp. (40%))                                   5,155,000         5,155,000
                                                                 ------------

TOTAL COMMERCIAL PAPER                                              5,155,000
                                                                 ------------

MUNICIPAL DEMAND NOTES (85.9%)
ILLINOIS (1.6%)
Chicago Industrial Development
   Revenue, John Hofuelster and Son,
   Inc. Project, AMT, 2.52%, 8/7/08,
   (LOC: Bank of Montreal) (a) (d)                3,945,000         3,945,000
                                                                 ------------

MICHIGAN (74.6%)
Detroit Economic Development Corp.,
   Waterfront Reclamation, Series A,
   2.20%, 8/7/08, (LOC: Deutshe
   Bank AG) (a) (d)                                 500,000           500,000


                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
East Grand Rapids Public School
   District, GO, FSA, Q-SBLF, 5.75%,
   5/1/21, (Prerefunded 5/1/09 @ 100)          $  3,220,000      $  3,336,933
Eastern Michigan University, 2.20%,
   8/7/08, (LOC: Dexia Banque SA) (a) (d)         5,000,000         5,000,000
Farmington Hills Economic Development
   Corp., Center For Humanistic Studies,
   2.40%, 8/7/08, (LOC: Comerica
   Bank) (a) (d)                                    470,000           470,000
Higher Education Facilities
   Authority, Adrian College, 2.37%,
   8/7/08, (LOC: Comerica Bank) (a) (d)             565,000           565,000
Iron County Economic Development
   Corp., Pine River Hardwoods LLC,
   2.55%, 8/7/08, (LOC: Marshall & Isley
   Bank) (a) (d)                                  8,000,000         8,000,000
Kent Hospital Finance Authority,
   Spectrum Health, Series B-1, 2.15%,
   8/6/08, (LOC: RBS Citizens NA) (a) (d)         1,670,000         1,670,000
Livonia Economic Development Corp.,
   Madonna University Project, 2.39%,
   8/1/08, (LOC: RBS Citizens NA) (a) (d)         4,000,000         4,000,000
Macomb County Hospital Finance
   Authority, Mount Clemens General
   Hospital, Series A-1, 2.10%, 8/1/08,
   (LOC: Comerica Bank) (a) (d)                   1,175,000         1,175,000
Manistee Area Public Schools, GO,
   FGIC, Q-SBLF, 5.75%, 5/1/19,
   (Prerefunded 5/1/09 @ 100)                       500,000           517,175
Marquette City Hospital Finance
   Authority, Marquette General
   Hospital, Series A, 2.33%, 8/7/08,
   (LOC: U.S. Bancorp) (a) (d)                      780,000           780,000
Marquette County Economic Development
   Corp., Pioneer Laboratories, Series
   A, AMT, 2.60%, 8/6/08, (LOC: JP
   Morgan, Inc.) (a) (d)                            450,000           450,000
Michigan Strategic Fund, The Detroit
   Edison Co., Series ET, 2.20%, 8/6/08,
   (LOC: Scotiabank) (a) (d)                      4,000,000         4,000,000
Oakland County Economic Development
   Corp., Cadillac Iron, Inc. Project,
   AMT, 2.50%, 8/7/08, (LOC: Comerica
   Bank) (a) (d)                                    600,000           600,000
Oakland County Economic Development
   Corp., Graph-Tech, Inc. Project, AMT,
   2.40%, 8/7/08, (LOC: Bank of
   America) (a) (d)                               1,090,000         1,090,000
Oakland County Economic Development
   Corp., IBC North America, Inc.
   Project, AMT, 2.50%, 8/7/08,
   (LOC: Comerica Bank) (a) (b) (d)                 895,000           895,000

                                    Continued

MICHIGAN MUNICIPAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Oakland County Economic Development
   Corp., Moody Family, Ltd. Project,
   AMT, 3.45%, 8/6/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                   $  2,000,000      $  2,000,000
Oakland County Economic Development
   Corp., Openings Project, AMT, 2.40%,
   8/7/08, (LOC: Bank of America) (a) (d)         2,755,000         2,755,000
Saline Economic Development Corp.,
   Brecon Village Project, 2.20%,
   8/6/08, (LOC: JP Morgan, Inc.) (a) (d)         2,900,000         2,900,000
Southfield Economic Development
   Corp., Lawrence Technological
   University Project, 2.20%, 8/6/08,
   (LOC: JP Morgan, Inc.) (a) (d)                 3,015,000         3,015,000
State Building Authority, Multi-Modal
   Facilities Program IIA, 2.17%,
   8/7/08, (LOC: Depfa Bank PLC) (a) (d)          4,890,000         4,890,000
State Building Authority, Multi-Modal
   Facilities Program IIB, 2.17%,
   8/7/08, (LOC: Depfa Bank PLC) (a) (d)          4,295,000         4,295,000
State Hospital Finance Authority,
   Balmoral, 3.90%, 9/1/08, (LOC:
   Comerica Bank), (Mandatory Put
   9/1/08 @ 100) (a) (b) (d)                        415,000           415,000
State Hospital Finance Authority,
   Crittenton Hospital, Series A, 2.30%,
   8/1/08, (LOC: Comerica Bank) (a) (d)           2,000,000         2,000,000
State Hospital Finance Authority,
   Crittenton Hospital, Series B, 2.30%,
   8/1/08, (LOC: Comerica Bank) (a) (d)           3,105,000         3,105,000
State Hospital Finance Authority,
   Henry Ford Health System, Series C,
   2.16%, 8/6/08, (LOC: Royal Bank of
   Scotland) (a) (d)                              6,000,000         6,000,000
State Housing Development Authority,
   Hunt Club Apartments, AMT, 2.34%,
   8/7/08, (LOC: FNMA) (a) (d)                      475,000           475,000
State Housing Development Authority,
   Jewish Apartments and Services
   Nonprofit Housing, 2.20%, 8/7/08,
   (LOC: JP Morgan, Inc.) (a) (d)                 5,000,000         5,000,000
State Housing Development Authority,
   JFA Nonprofit Housing Corp. Project,
   3.20%, 8/7/08, (LOC: JP Morgan,
   Inc.) (a) (b) (d)                              1,000,000         1,000,000
State Housing Development Authority,
   Multi-Family, Series A, AMT, 2.40%,
   8/7/08, (LOC: FHLB) (a) (d)                    6,810,000         6,810,000
Strategic Fund, Agape Plastics, Inc.
   Project, AMT, 3.45%, 8/6/08,
   (LOC: U.S. Bancorp) (a) (d)                    2,200,000         2,200,000


                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Strategic Fund, APS Kundinger
   Project, AMT, 2.50%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                   $  1,000,000      $  1,000,000
Strategic Fund, Artex Label &
   Graphics, AMT, 2.34%, 8/7/08,
   (LOC: U.S. Bancorp) (a) (d)                    1,165,000         1,165,000
Strategic Fund, Aspen Realty LLC
   Project, AMT, 4.20%, 8/6/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                        100,000           100,000
Strategic Fund, Automatic Spring
   Products Project, AMT, 2.60%, 8/6/08,
   (LOC: Bank of America) (a) (d)                   350,000           350,000
Strategic Fund, Bank Real Estate LLC
   Project, AMT, 2.40%, 8/7/08,
   (LOC: Bank of America) (a) (d)                 1,990,000         1,990,000
Strategic Fund, Banks Hardwoods, Inc.
   Project, AMT, 2.41%, 8/7/08,
   (LOC: KeyBank NA) (a) (b) (d)                    477,000           477,000
Strategic Fund, Baruch SLS, Inc.
   Project, 2.19%, 8/6/08, (LOC:
   Wachovia Corp.) (a) (d)                          420,000           420,000
Strategic Fund, Biewer of Lansing LLC
   Project, AMT, 2.41%, 8/7/08,
   (LOC: Bank of America) (a) (b) (d)               225,000           225,000
Strategic Fund, Blair Equipment Co.
   Project, AMT, 3.45%, 8/6/08, (LOC: JP
   Morgan, Inc.) (a) (d)                            700,000           700,000
Strategic Fund, Bowers Manufacturing
   Co. Project, AMT, 4.20%, 8/7/08,
   (LOC: JP Morgan, Inc.) (a) (b) (d)               300,000           300,000
Strategic Fund, Cayman Chemical Co.
   Project, AMT, 2.46%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                        760,000           760,000
Strategic Fund, Consumers Energy Co.
   Project, AMT, 2.13%, 8/6/08,
   (LOC: Wells Fargo & Co.) (a) (d)               4,000,000         4,000,000
Strategic Fund, Continental Carbonic
   Products, AMT, 2.35%, 8/7/08, (LOC:
   JP Morgan, Inc.) (a) (d)                       6,720,000         6,720,000
Strategic Fund, Creative Foam Corp.
   Project, AMT, 3.45%, 8/6/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                      2,000,000         2,000,000
Strategic Fund, Delta Containers,
   Inc. Project, AMT, 3.43%, 8/7/08,
   (LOC: Comerica Bank) (a) (d)                   1,200,000         1,200,000
Strategic Fund, Diagnostic Real
   Estate LLC, AMT, 3.45%, 8/6/08, (LOC:
   JP Morgan, Inc.) (a) (b) (d)                     500,000           500,000
Strategic Fund, Eclipse Mold, Inc.
   Project, AMT, 4.20%, 8/6/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                        200,000           200,000


                                    Continued

                                              MICHIGAN MUNICIPAL MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                                JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Strategic Fund, Emerson School
   Project, 2.29%, 8/7/08, (LOC:
   KeyBank NA) (a) (b) (d)                     $  2,415,000      $  2,415,000
Strategic Fund, Father Gabriel High
   School Project, 2.20%, 8/7/08,
   (LOC: Allied Irish Bank PLC) (a) (d)           4,700,000         4,700,000
Strategic Fund, Flyer Fund Leasing
   LLC Project, AMT, 3.45%, 8/6/08,
   (LOC: JP Morgan, Inc.) (a) (b) (d)             1,065,000         1,065,000
Strategic Fund, Frank Street LLC
   Project, AMT, 2.40%, 8/7/08,
   (LOC: Bank of America) (a) (d)                 1,750,000         1,750,000
Strategic Fund, Frederick Wolfgang
   Industries Project, AMT, 2.84%,
   8/7/08, (LOC: U.S. Bancorp) (a) (d)              765,000           765,000
Strategic Fund, Gebara Management Co.
   LLC Project, AMT, 3.45%, 8/6/08,
   (LOC: JP Morgan, Inc.) (a) (b) (d)               300,000           300,000
Strategic Fund, Glastender, Inc.
   Project, AMT, 3.45%, 8/6/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                        215,000           215,000
Strategic Fund, Great Lake Metal
   Stamping, AMT, 3.45%, 8/6/08, (LOC:
   JP Morgan, Inc.) (a) (d)                         800,000           800,000
Strategic Fund, Harbor Industries,
   Inc. Project, AMT, 2.60%, 8/6/08,
   (LOC: Bank of America) (a) (d)                   400,000           400,000
Strategic Fund, J. G. Kern
   Enterprises Project, AMT, 2.40%,
   8/7/08, (LOC: Bank of America) (a) (d)         3,950,000         3,950,000
Strategic Fund, JC Gibbons
   Manufacturing, Inc. Project, AMT,
   2.50%, 8/7/08, (LOC: Comerica
   Bank) (a) (d)                                    720,000           720,000
Strategic Fund, Jet Enterprises LLC
   Project, 2.40%, 8/7/08, (LOC: Bank of
   America) (a) (b) (d)                             300,000           300,000
Strategic Fund, John H. Dekker and
   Sons Project, AMT, 2.84%, 8/7/08,
   (LOC: Bank of America) (a) (d)                   290,000           290,000
Strategic Fund, Joy Properties LLC
   Project, 3.45%, 8/6/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                        480,000           480,000
Strategic Fund, Landscape Forms, Inc.
   Project, AMT, 3.45%, 8/6/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                        800,000           800,000
Strategic Fund, Lansing Saint Vincent
   Home Project, 2.20%, 8/7/08,
   (LOC: Comerica Bank) (a) (d)                   2,555,000         2,555,000
Strategic Fund, LaPeer Industries,
   Inc. Project, AMT, 2.40%, 8/7/08,
   (LOC: Bank of America) (a) (d)                 2,965,000         2,965,000


                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Strategic Fund, Louisiana-Pacific
   Corp., 2.19%, 8/7/08, (LOC: Wachovia
   Corp.) (a) (b) (d)                          $  4,470,000      $  4,470,000
Strategic Fund, MacArthur Corp.
   Project, AMT, 3.45%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (d)                          1,700,000         1,700,000
Strategic Fund, Merrill Group
   Project, AMT, 2.52%, 8/7/08,
   (LOC: Bank of America) (a) (b) (d)             1,000,000         1,000,000
Strategic Fund, Middleville Tool and
   Die Project, AMT, 3.43%, 8/6/08,
   (LOC: U.S. Bancorp) (a) (b) (d)                1,500,000         1,500,000
Strategic Fund, Mold Masters Co.
   Project, AMT, 4.20%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (d)                          1,100,000         1,100,000
Strategic Fund, MOT LLC Project,
   2.20%, 8/7/08, (LOC: JP Morgan,
   Inc.) (a) (d)                                    960,000           960,000
Strategic Fund, Nicholas Plastics
   Project, AMT, 2.34%, 9/2/08, (LOC:
   U.S. Bancorp), 9/2/08 @ 100) (a) (d)           1,625,000         1,625,000
Strategic Fund, Non-Ferrous Cast
   Alloys Project, AMT, 3.45%, 8/6/08,
   (LOC: JP Morgan, Inc.) (a) (d)                   235,000           235,000
Strategic Fund, Oak Project, AMT,
   2.50%, 8/7/08, (LOC: U.S.
   Bancorp) (a) (b) (d)                             145,000           145,000
Strategic Fund, Patten Monument
   Project, AMT, 2.84%, 8/7/08,
   (LOC: U.S. Bancorp) (a) (d)                      475,000           475,000
Strategic Fund, Peachwood Center
   Associates, 2.26%, 8/6/08,
   (LOC: Comerica Bank) (a) (d)                   2,115,000         2,115,000
Strategic Fund, Phipps Emmett
   Associates LLC Project, Series A,
   AMT, 2.60%, 8/6/08, (LOC: Bank of
   America) (a) (d)                               2,000,000         2,000,000
Strategic Fund, Premier Property
   Holdings, AMT, 2.40%, 8/7/08,
   (LOC: Bank of America) (a) (d)                 2,490,000         2,490,000
Strategic Fund, Production
   Engineering Project, AMT,
   2.40%, 8/7/08, (LOC: Bank of
   America) (a) (b) (d)                           1,000,000         1,000,000
Strategic Fund, R.A. Rink LLC
   Project, AMT, 3.45%, 8/6/08,
   (LOC: Bank of America) (a) (b) (d)               840,000           840,000
Strategic Fund, R.L. Adams Plastics,
   Inc. Project, AMT, 2.50%, 8/7/08,
   (LOC: Comerica Bank) (a) (b) (d)               1,130,000         1,130,000
Strategic Fund, RL Enterprises LLC
   Project, AMT, 4.30%, 8/7/08,
   (LOC: Comerica Bank) (a) (b) (d)                 200,000           200,000

                                    Continued

MICHIGAN MUNICIPAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Strategic Fund, Solid Waste Disposal,
   Grayling Generating Project, AMT,
   2.13%, 8/6/08, (LOC: Barclays Bank
   PLC) (a) (d)                                $  2,414,000      $  2,414,000
Strategic Fund, Stegner East
   Investments LLC Project, AMT, 2.50%,
   8/7/08, (LOC: Comerica Bank) (a) (b) (d)       3,185,000         3,185,000
Strategic Fund, Trenton Forging Co.
   Project, AMT, 2.40%, 8/7/08,
   (LOC: Bank of America) (a) (b) (d)               780,000           780,000
Strategic Fund, Ultra Tech Printing
   Co., AMT, 2.84%, 8/7/08, (LOC: U.S.
   Bancorp) (a) (d)                                 930,000           930,000
Strategic Fund, Universal Forest
   Production Project, 2.34%, 8/7/08,             2,800,000         2,800,000
   (LOC: JP Morgan, Inc.) (a) (d)
Strategic Fund, Waltec American
   Forgings, AMT, 3.45%, 8/7/08, (LOC:
   JP Morgan, Inc.) (a) (b) (d)                   1,115,000         1,115,000
Strategic Fund, Warren Screw
   Products, Inc. Project, AMT, 4.20%,
   8/6/08, (LOC: JP Morgan, Inc.) (a) (b) (d)       400,000           400,000
Strategic Fund, Whitehall Industries,
   Inc., AMT, 3.45%, 8/6/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                        900,000           900,000
Strategic Fund, Whitehall Industries,
   Inc. Project, AMT, 2.70%, 8/7/08,
   (LOC: JP Morgan, Inc.) (a) (d)                 4,800,000         4,800,000
Strategic Fund, YMCA of Metro Detroit
   Project, 2.40%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (d)                          1,000,000         1,000,000
University of Michigan Hospital,
   Series A, 2.25%, 8/1/08, (LOC:
   University of Michigan) (a) (d)                5,200,000         5,200,000
University of Michigan Hospital,
   Series A-2, 2.25%, 8/1/08,
   (LOC: University of Michigan) (a) (d)          1,500,000         1,500,000
Wayne Charter County Airport Revenue,
   Series B, MBIA, 5.00%, 12/1/28,
   (Prerefunded 12/1/08 @ 101)                    1,000,000         1,027,410
Wayne County Airport Authority
   Revenue, Series C1, AMT, 2.25%,
   8/7/08, (LOC: Wachovia Corp.) (a) (d)          9,500,000         9,500,000
                                                                 ------------
                                                                  185,022,518
                                                                 ------------

MINNESOTA (0.6%)
St Paul Housing and Redevelopment
   Authority, Kendrick Apartments
   Project, AMT, 2.50%, 8/6/08,
   (LOC: U.S. Bancorp) (a) (d)                    1,595,000         1,595,000
                                                                 ------------

                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
OHIO (2.0%)
Air Quality Development Authority,
   Pollution Control, Series C, 2.30%,
   8/1/08, (LOC: Wachovia Corp.) (a) (d)       $  5,000,000      $  5,000,000
                                                                 ------------

PUERTO RICO (4.5%)
Industrial Medical and Environmental
   Pollution Control Facilities
   Financing Authority, 2.25%, 3/1/09,
   (LOC: Abbott) (a) (b) (d)                      5,195,000         5,195,000
Puerto Rico Highway & Transportation
   Authority, Series A, 2.10%, 8/6/08,
   (LOC: ScotiaBank) (a) (d)                      6,000,000         6,000,000
                                                                 ------------
                                                                   11,195,000
                                                                 ------------

TEXAS (2.0%)
Lower Neches Valley Authority
   Industrial Development Corp.,
   Series B-2, AMT, 2.05%, 8/1/08,
   (LOC: Standalone) (a) (d)                      5,000,000         5,000,000
                                                                 ------------

WASHINGTON (0.6%)
Economic Development Finance
   Authority, Hillstrom Ventures LLC,
   AMT, 2.32%, 8/7/08, (LOC: U.S.
   Bancorp) (a) (d)                               1,400,000         1,400,000
                                                                 ------------

TOTAL MUNICIPAL DEMAND NOTES                                      213,157,518
                                                                 ------------


                                                     SHARES
-----------------------------------------------------------------------------
MONEY MARKETS (7.0%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio (c)                                    113,289           113,289
Dreyfus Tax Exempt Cash
   Management (c)                                    35,545            35,545
Goldman Sachs Financial Square Funds -
   Tax-Free Money Market Fund (c)                    17,113            17,114
Merrill Lynch Funds For Institutions
   Series - Institutional Tax-Exempt
   Fund (c)                                      17,165,967        17,165,967
                                                                 ------------

TOTAL MONEY MARKETS                                                17,331,915
                                                                 ------------

TOTAL INVESTMENTS (COST $249,348,428)+ - 100.5%                   249,348,428

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5%)                     (1,212,276)
                                                                 ------------

NET ASSETS - 100.0%                                              $248,136,152
                                                                 ============

                                    Continued

                                              MICHIGAN MUNICIPAL MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                                JULY 31, 2008
-----------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Investments:
AMT - Alternative Minimum Tax Paper
FGIC - Financial Guaranty Insurance Co.
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
Q-SBLF - Qualified School Bond Loan Fund


                                    Continued


INVESTMENT CONCENTRATION AS A PERCENTAGE OF NET ASSETS,
BY INDUSTRY:
Airport                                                                  0.4%
Cash & Cash Equivalents                                                  7.0%
Development                                                              7.0%
Education                                                                3.7%
Facilities                                                               4.2%
General                                                                  5.5%
General Obligation                                                       1.7%
Higher Education                                                         5.4%
Housing                                                                  0.8%
Industrial                                                              32.5%
Medical                                                                  9.2%
Multifamily Housing                                                      5.8%
Pollution                                                                4.1%
Regional Authority                                                       2.1%
Retirement/Aged Care                                                     1.2%
Revenue Bonds                                                            6.1%
Transportation                                                           3.4%
Utilities                                                                0.4%


                      See notes to schedules of investments
                       and notes to financial statements.

MUNICIPAL MONEY MARKET
SCHEDULE OF INVESTMENTS
JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL BONDS (5.3%)
COLORADO (0.2%)
Denver City and County Airport,
   Series D, AMT, FSA, 5.00%,
   11/15/08                                    $  1,020,000      $  1,027,227
                                                                 ------------

DISTRICT OF COLUMBIA (1.3%)
Metropolitan Washington Airports
   Authority, Series C, AMT, FSA, 5.00%,
   10/1/08                                        6,000,000         6,027,186
                                                                 ------------

ILLINOIS (0.1%)
Du Page County Water Revenue, Series
   A, 3.00%, 1/1/09                                 200,000           200,818
East Chicago Multi School Building
   Corp., 3.50%, 1/15/09                            245,000           245,981
                                                                 ------------
                                                                      446,799
                                                                 ------------

INDIANA (1.6%)
Brownsburg 1999 School Building
   Corp., FSA, 3.25%, 1/15/09                     1,140,000         1,146,903
Fort Wayne-South Side School Building
   Corp., FSA, 3.25%, 1/15/09                     1,000,000         1,006,739
Lake County Building Corp., MBIA,
   4.75%, 8/1/08                                    600,000           600,000
MSD Warren Township Vision 2005
   School Building Corp., FSA, 3.25%,
   1/10/09                                        1,425,000         1,431,515
South Bend Community School Corp.,
   FSA, 3.00%, 1/5/09                               535,000           536,575
West Lafayette Junior-Senior High
   School Building Corp., FSA, 3.25%,
   1/10/09                                          920,000           926,215
Western Boone Multi-School Building
   Corp., GO, FSA, 3.50%, 1/10/09                   685,000           687,828
Whitley County Middle School Building
   Corp., FSA, 3.25%, 1/15/09                       885,000           889,152
                                                                 ------------
                                                                    7,224,927
                                                                 ------------

MICHIGAN (0.7%)
Municipal Bond Authority, Series B-2,
   4.50%, 8/20/08, (LOC: Scotiabank)              2,000,000         2,000,820
State Hospital Finance Authority,
   Edward W. Sparrow Hospital, 5.25%,
   11/15/08                                       1,125,000         1,131,130
                                                                 ------------
                                                                    3,131,950
                                                                 ------------

TEXAS (1.0%)
Dallas-Fort Worth International
   Airport Facilities Improvement Corp.,
   Series A, AMT, FGIC, 5.50%, 11/1/08            3,560,000         3,576,877
Greater Texoma Utility Authority,
   City of Sherman Project, FSA, 4.00%,
   10/1/08                                          375,000           375,303


                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL BONDS, CONTINUED
TEXAS, CONTINUED
Round Rock Independent School
   District, GO, PSF, 5.50%, 8/1/08            $    500,000      $    500,000
                                                                 ------------
                                                                    4,452,180
                                                                 ------------

WISCONSIN (0.4%)
Chippewa Valley Technical College
   District, Series A, GO, 3.00%, 4/1/09            340,000           341,664
Middleton-Cross Plains Area School
   District, GO, 3.00%, 4/1/09                    1,280,000         1,288,375
                                                                 ------------
                                                                    1,630,039
                                                                 ------------

TOTAL MUNICIPAL BONDS                                              23,940,308
                                                                 ------------

COMMERCIAL PAPER (1.3%)
Michigan State Building Authority,
   1.70%, 8/7/08, ((LOC: Bank of
   New York (60%), (State Street Bank
   Corp. (40%))                                   5,000,000         5,000,000
Municipal Power Agency, 1.45%,
   8/5/08                                           840,000           840,000
                                                                 ------------

TOTAL COMMERCIAL PAPER                                              5,840,000
                                                                 ------------

MUNICIPAL DEMAND NOTES (90.7%)
ALABAMA (2.7%)
Birmingham Industrial Development
   Board, American Cast Iron Pipe Co.
   Project, AMT, 2.60%, 8/1/08,
   (LOC: Wachovia Corp.) (a) (d)                  3,470,000         3,470,000
Stevenson Industrial Development
   Board Environmental Improvement
   Revenue, Mead Corp. Project, AMT,
   2.35%, 8/6/08, (LOC: JP Morgan,
   Inc.) (a) (d)                                  1,300,000         1,300,000
Stevenson Industrial Development
   Board Environmental Improvement
   Revenue, Mead Corp. Project, Series
   A, AMT, 2.35%, 8/6/08, (LOC: JP
   Morgan, Inc.) (a) (d)                          7,400,000         7,400,000
                                                                 ------------
                                                                   12,170,000
                                                                 ------------

ARIZONA (0.7%)
Pima County Industrial Development
   Authority, Multi-Family Housing,
   Eastside Apartments, Series B, AMT,
   2.41%, 8/7/08, (LOC: FNMA) (a) (d)             3,000,000         3,000,000
                                                                 ------------

ARKANSAS (0.4%)
City of Sheridan, H.H. Robertson Co.
   Project, Series A, 2.19%, 8/7/08,
   (LOC: PNC Bank NA) (a) (b) (d)                 2,000,000         2,000,000
                                                                 ------------

                                    Continued

                                                       MUNICIPAL MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                                JULY 31, 2008
-----------------------------------------------------------------------------
                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
CALIFORNIA (2.1%)
City of Los Angeles, Multi-Family
   Housing Project, Asbury Apartments
   Project, Series A, AMT, 2.46%,
   8/1/08, (LOC: Citigroup, Inc.) (a) (d)      $  5,400,000      $  5,400,000
Concord Multifamily Housing,
   Maplewood & Golden Glen, Series A,
   AMT, 2.44%, 8/7/08, (LOC:
   Citigroup, Inc.) (a) (d)                       1,940,000         1,940,000
Los Angeles Community Redevelopment
   Agency, Wilshire Station Apartments,
   Series A, AMT, 2.16%, 8/1/08,
   (LOC: Bank of America) (a) (d)                 2,000,000         2,000,000
                                                                 ------------
                                                                    9,340,000
                                                                 ------------

COLORADO (3.5%)
Boulder Housing Authority, Broadway
   East Apartments Project, AMT, 2.34%,
   8/7/08, (LOC: U.S. Bancorp) (a) (d)            1,875,000         1,875,000
Central Platte Valley Metropolitan
   District, Series B, GO, 3.50%,
   12/1/08, (LOC: BNP Paribas),
   (Mandatory Put 12/1/08 @ 100) (a) (d)          2,000,000         2,000,000
City of Colorado Springs, Catalono
   Family LLP Project, AMT, 4.20%,
   8/7/08, (LOC: JP Morgan, Inc.) (a) (b) (d)       585,000           585,000
City of Colorado Springs, National
   Strength and Condition, 2.34%,
   8/7/08, (LOC: Wells Fargo & Co.) (a) (d)         635,000           635,000
Commerce City Northern Infrastructure
   General Improvement District,
   GO, 2.24%, 8/7/08, (LOC: U.S.
   Bancorp) (a) (d)                               1,500,000         1,500,000
Durango Community Health and Human
   Services, 2.34%, 8/7/08, (LOC: Wells
   Fargo & Co.) (a) (d)                             515,000           515,000
Housing and Finance Authority, High
   Desert Properties Project, Series A,
   AMT, 2.34%, 8/7/08, (LOC: Wells
   Fargo & Co.) (a) (d)                           2,180,000         2,180,000
Housing and Finance Authority, Ready
   Foods, Inc. Project, Series A,
   AMT, 2.32%, 8/7/08, (LOC: U.S.
   Bancorp) (a) (d)                               2,000,000         2,000,000
Parker Automotive Metropolitan
   District, GO, 3.50%, 12/1/08, (LOC:
   U.S. Bancorp), (Mandatory Put
   12/1/08 @ 100) (a) (d)                         2,000,000         2,000,000
Solaris Metropolitan District No. 1,
   2.29%, 8/6/08, (LOC: KeyBank
   NA) (a) (d)                                    2,500,000         2,500,000
                                                                 ------------
                                                                   15,790,000
                                                                 ------------


                                    Continued



                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
DELAWARE (2.7%)
Sussex County Development, Perdue
   Agrirecycle LLC Project, AMT, 2.35%,
   8/6/08, (LOC: SunTrust Banks,
   Inc.) (a) (d)                               $  5,000,000      $  5,000,000
Sussex County Development, Perdue
   Farms, Inc. Project, AMT, 2.40%,
   8/7/08, (LOC: Rabobank
   Nederland NV) (a) (d)                          7,000,000         7,000,000
                                                                 ------------
                                                                   12,000,000
                                                                 ------------

DISTRICT OF COLUMBIA (0.7%)
District of Columbia Enterprise,
   American Immigration Association,
   AMT, MBIA, 2.27%, 8/7/08,
   (LOC: Wachovia Corp.) (a) (d)                  3,000,000         3,000,000
                                                                 ------------

FLORIDA (6.6%)
Capital Trust Agency, Aero Miami FX
   Project, Air Cargo, AMT, 2.35%,
   8/7/08, (LOC: JP Morgan, Inc.) (a) (d)         8,960,000         8,960,000
Collier County Housing Finance
   Authority, George Washington Carver
   Apartments Project, AMT, 2.35%,
   8/6/08, (LOC: PNC Bank NA) (a) (d)             1,295,000         1,295,000
Hillsborough County Housing Finance
   Authority Multi-Family Housing,
   Claymore Crossings Apartments, AMT,
   2.30%, 8/6/08, (LOC: Citigroup,
   Inc.) (a) (d)                                  1,340,000         1,340,000
Lake County Industrial Development
   Authority, Locklando Door & Millwork,
   AMT, 2.29%, 8/7/08, (LOC: RBC
   Centura Bank) (a) (d)                          2,883,000         2,883,000
Ocean Highway and Port Authority,
   AMT, 2.75%, 8/6/08, (LOC: Wachovia
   Corp.) (a) (d)                                 1,615,000         1,615,000
Orange County Industrial Development
   Authority, Goodwill Industries, Inc.
   Project, 2.20%, 8/6/08, (LOC:
   SunTrust Banks, Inc.) (a) (b) (d)              2,100,000         2,100,000
Palm Beach County, Galaxy Aviation
   Airport Project, AMT, 2.35%, 8/6/08,
   (LOC: Citigroup, Inc.) (a) (d)                 7,700,000         7,700,000
Palm Beach County Housing Finance
   Authority, Multi-Family Housing,
   Azalea Place Apartments Project,
   Series A, AMT, 2.49%, 8/6/08,
   (LOC: FHLMC) (a) (b) (d)                       3,825,000         3,825,000
                                                                 ------------
                                                                   29,718,000
                                                                 ------------

                                    Continued

MUNICIPAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
GEORGIA (3.4%)
De Kalb County Housing Authority,
   Stone Mill Run Apartments Project,
   Series A, AMT, 2.54%, 8/7/08,
   (LOC: Regions Bank) (a) (d)                 $  7,475,000      $  7,475,000
Emanuel County Development
   Authority, Jabo Metal Fabrication
   Project, AMT, 2.40%, 8/6/08,
   (LOC: SunTrust Banks, Inc.) (a) (d)            1,020,000         1,020,000
Kennesaw Development Authority,
   Multi-Family Housing, Walton
   Ridenour Apartments, AMT,
   2.34%, 8/6/08, (LOC:
   SunTrust Banks, Inc.) (a) (d)                  1,500,000         1,500,000
Smyrna Housing Authority, Walton
   Grove Project, AMT, 2.24%, 8/7/08,
   (LOC: Wachovia Corp.) (a) (d)                  5,200,000         5,200,000
                                                                 ------------
                                                                   15,195,000
                                                                 ------------

IDAHO (0.5%)
Hailey Industrial Development Corp.,
   Rocky Mountain Hardware Project,
   AMT, 2.44%, 8/7/08, (LOC: Wells
   Fargo & Co.) (a) (b) (d)                         915,000           915,000
Power County, Pollution Control, FMC
   Corp. Project, 2.50%, 8/1/08,
   (LOC: Wachovia Corp.) (a) (d)                  1,200,000         1,200,000
                                                                 ------------
                                                                    2,115,000
                                                                 ------------

ILLINOIS (9.8%)
Chicago O'Hare International Airport,
   Compagnie National Air France,
   AMT, 2.30%, 8/6/08, (LOC: Societe
   Generale) (a) (d)                              3,000,000         3,000,000
City of Chicago Solid Waste Disposal,
   Groot Industries, Inc. Project, AMT,
   3.20%, 8/7/08, (LOC: JP Morgan,
   Inc.) (a) (b) (d)                              2,000,000         2,000,000
City of Crystal Lake Development,
   Millennium Electronics Project,
   AMT, 2.89%, 8/7/08, (LOC: U.S.
   Bancorp) (a) (d)                               1,440,000         1,440,000
City of Peoria, Peoria Academy, Inc.
   Project, 3.20%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                      4,100,000         4,100,000
City of Savanna, Metform Corp.,
   Series A, AMT, 2.70%, 8/6/08, (LOC:
   JP Morgan, Inc.) (a) (d)                       1,800,000         1,800,000
County of Lake, Northpoint Associates
   LLC Project, AMT, 2.68%, 8/6/08,
   (LOC: Northern Trust Corp.) (a) (d)            1,200,000         1,200,000
Finance Authority, Diamond-Star
   Motors Corp. Project, 2.10%, 8/1/08,
   (LOC: KeyBank NA) (a) (b) (d)                    900,000           900,000

                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
ILLINOIS, CONTINUED
Finance Authority, Florence Corp.
   Project, AMT, 4.20%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                   $    615,000      $    615,000
Finance Authority, Northwest Pallet
   Supply Project, AMT, 2.52%, 8/7/08,
   (LOC: Bank of Montreal) (a) (d)                3,320,000         3,320,000
Finance Authority, Quality Metal
   Finishing Co., AMT, 2.40%, 8/7/08,
   (LOC: Bank of America) (a) (d)                 1,300,000         1,300,000
Finance Authority, Reliable Materials
   Project, AMT, 2.34%, 8/6/08,
   (LOC: Marshall & Isley Bank) (a) (d)           3,435,000         3,435,000
Finance Authority, Stromberg Allen &
   Co. Project, AMT, 2.70%, 8/7/08,
   (LOC: Bank of America) (a) (d)                 7,500,000         7,500,000
Finance Authority, Transparent
   Container Project, AMT, 2.70%,
   8/7/08, (LOC: JP Morgan, Inc.) (a) (d)         1,500,000         1,500,000
Finance Authority, Waste Management
   Project, AMT, 2.40%, 8/7/08,
   (LOC: Wachovia Corp.) (a) (d)                  1,900,000         1,900,000
Lake Villa Allendale Association
   Project, 2.27%, 8/7/08, (LOC: Bank of
   America) (a) (b) (d)                           1,225,000         1,225,000
Quad Cities Regional Economic
   Development Authority, AMT,
   2.50%, 8/7/08, (LOC: Wells
   Fargo & Co.) (a) (d)                           1,055,000         1,055,000
Rock Island County Metropolitan
   Airport Authority, Elliot Aviation,
   AMT, 2.40%, 8/6/08, (LOC: U.S.
   Bancorp) (a) (d)                               2,155,000         2,155,000
Southwestern Illinois Development
   Authority, Waste Management, Inc.
   Project, AMT, 3.45%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (d)                          1,400,000         1,400,000
Village of Arlington Heights
   Industrial Revenue, 3E Graphics &
   Printing Project, AMT, 2.60%, 8/7/08,
   (LOC: Bank of Montreal) (a) (d)                1,155,000         1,155,000
West Chicago Industrial, Bison Gear
   and Engineering, AMT, 2.40%, 8/7/08,
   (LOC: JP Morgan, Inc.) (a) (b) (d)             1,484,000         1,484,000
Wheeling Industrial, Circuit Service,
   Inc. Project, AMT, 3.45%, 8/7/08,
   (LOC: JP Morgan, Inc.) (a) (b) (d)             1,000,000         1,000,000
Woodridge Development, Home Run Inn
   Frozen Foods, AMT, 4.20%, 8/7/08,
   (LOC: JP Morgan, Inc.) (a) (d)                   900,000           900,000
                                                                 ------------
                                                                   44,384,000
                                                                 ------------


                                    Continued

                                                       MUNICIPAL MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                                JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
INDIANA (3.7%)
County of St Joseph Family and
   Children's Center Project, 2.34%,
   8/7/08, (LOC: Wells Fargo & Co.) (a) (d)    $  1,900,000      $  1,900,000
Dekko Foundation Educational
   Facilities Tax Exempt Income Trust,
   Series 1, 2.35%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                        750,000           750,000
Development Finance Authority, BHAR,
   Inc. Project, AMT, 3.45%, 8/7/08,
   (LOC: JP Morgan, Inc.) (a) (d)                 1,100,000         1,100,000
Development Finance Authority, I.V.C.
   Industrial Coatings, Inc. Project,
   AMT, 3.45%, 8/7/08, (LOC: JP Morgan,
   Inc.) (a) (d)                                  2,335,000         2,335,000
Development Finance Authority,
   Republic Services, Inc. Project, AMT,
   2.27%, 8/1/08, (LOC: SunTrust Banks,
   Inc.) (a) (d)                                  2,000,000         2,000,000
Development Finance Authority, South
   Central Mental Health, 2.34%, 8/7/08,
   (LOC: Wells Fargo & Co.) (a) (b) (d)           3,000,000         3,000,000
Gary Chicago International Airport
   Authority, AMT, 2.79%, 8/7/08,
   (LOC: U.S. Bancorp) (a) (d)                    4,100,000         4,100,000
Indianapolis Economic Development
   Revenue, Roth Co., Inc. Project,
   AMT 2.55%, 8/6/08, (LOC: Comerica
   Bank) (a) (d)                                  1,300,000         1,300,000
                                                                 ------------
                                                                   16,485,000
                                                                 ------------

IOWA (0.6%)
Scott County Industrial, M.A. Ford
   Manufacturing Co., Inc. Project, AMT,
   2.34%, 8/7/08, (LOC: Wells Fargo &
   Co.) (a) (d)                                   2,805,000         2,805,000
                                                                 ------------

KENTUCKY (2.0%)
Economic Development Finance
   Authority, Republic Services, Inc.
   Project, AMT, 2.35%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (d)                          6,075,000         6,075,000
Economic Development Finance
   Authority, Republic Services, Inc.
   Project, AMT, 2.72%, 8/7/08,
   (LOC: Bank of America) (a) (d)                 3,000,000         3,000,000
                                                                 ------------
                                                                    9,075,000
                                                                 ------------

LOUISIANA (1.1%)
Calcasieu Parish Industrial
   Development Board, AMT, 2.70%,
   8/6/08, (LOC: JP Morgan, Inc.) (a) (d)         4,900,000         4,900,000
                                                                 ------------

                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MAINE (0.7%)
Finance Authority of Maine, William
   Arthur, Inc., AMT, 3.45%, 8/6/08,
   (LOC: JP Morgan, Inc.) (a) (b) (d)          $  3,100,000      $  3,100,000
                                                                 ------------

MARYLAND (0.8%)
Maryland Industrial Development
   Financing Authority, Paul Reed Smith
   Guitar, AMT, 2.45%, 8/1/08,
   (LOC: PNC Bank NA) (a) (d)                     3,500,000         3,500,000
                                                                 ------------

MICHIGAN (3.7%)
Grand Rapids, Clipper Belt Lacer Co.,
   Project, AMT, 2.40%, 8/7/08,
   (LOC: Bank of America) (a) (d)                 4,000,000         4,000,000
Grand Valley State University, Series
   B, 2.09%, 8/7/08, (LOC: RBS Citizens
   NA) (a) (d)                                    3,500,000         3,500,000
Higher Education Facilities
   Authority, University of Detroit
   Mercy, 2.10%, 8/1/08, (LOC: JP
   Morgan, Inc.) (a) (d)                            565,000           565,000
Macomb County Hospital Finance
   Authority, Mount Clemens General
   Hospital, Series A-1, 2.10%, 8/1/08,
   (LOC: Comerica Bank) (a) (d)                     535,000           535,000
Michigan Strategic Fund, R.Z. Co.
   Project, AMT, 2.50%, 8/7/08,
   (LOC: Comerica Bank) (a) (b) (d)                 695,000           695,000
State Hospital Finance Authority,
   Henry Ford Health System, Series C,
   2.16%, 8/6/08, (LOC: Royal Bank of
   Scotland) (a) (d)                              6,550,000         6,550,000
Strategic Fund, Heartland Goodwill
   Project, 2.20%, 8/7/08, (LOC: Bank of
   America) (a) (d)                                 900,000           900,000
                                                                 ------------
                                                                   16,745,000
                                                                 ------------

MINNESOTA (2.3%)
City of Blue Earth Development,
   Nortech Systems, Inc. Project, AMT,
   2.44%, 8/7/08, (LOC: Wells Fargo &
   Co.) (a) (d)                                   1,180,000         1,180,000
City of Minneapolis, Minnehaha
   Academy Project, 2.32%, 8/1/08,
   (LOC: U.S. Bancorp) (a) (d)                    3,386,000         3,386,000
Lauderdale, Children's Home Society
   Project, 2.32%, 8/1/08, (LOC: U.S.
   Bancorp) (a) (d)                                 100,000           100,000
Little Canada, Wellington III
   Project, AMT, 2.50%, 8/7/08,
   (LOC: U.S. Bancorp) (a) (b) (d)                1,010,000         1,010,000

                                    Continued

MUNICIPAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MINNESOTA, CONTINUED
Roseville Health Care Facilities,
   Presbyterian Homes Project, 2.25%,
   8/1/08, (LOC: U.S. Bancorp) (a) (d)         $  2,525,000      $  2,525,000
St Paul Housing and Redevelopment
   Authority, Kendrick Apartments
   Project, AMT, 2.50%, 8/6/08,
   (LOC: U.S. Bancorp) (a) (d)                      975,000           975,000
St. Paul Port Authority, AMT,
   2.34%,8/7/08, (LOC: Wells
   Fargo & Co.) (a) (d)                             990,000           990,000
                                                                 ------------
                                                                   10,166,000
                                                                 ------------

MISSOURI (1.6%)
Missouri State Development Finance
   Board, St Louis Air Cargo Services,
   AMT, 2.30%, 8/7/08, (LOC: American
   National B&T) (a) (d)                          2,000,000         2,000,000
State Health & Educational Facilities
   Authority, Bethesda Health Group,
   2.25%, 8/1/08, (LOC: U.S.
   Bancorp) (a) (d)                               3,000,000         3,000,000
State Health & Educational Facilities
   Authority, Drury College, 2.25%,
   8/1/08, (LOC: Bank of America) (a) (d)           965,000           965,000
State Health & Educational Facilities
   Authority, Drury University, 2.25%,
   8/1/08, (LOC: Bank of America) (a) (d)         1,485,000         1,485,000
                                                                 ------------
                                                                    7,450,000
                                                                 ------------

MONTANA (0.2%)
Cascade County, Montana Milling, Inc.
   Project, AMT, 2.44%, 8/7/08,
   (LOC: Wells Fargo & Co.) (a) (d)               1,100,000         1,100,000
                                                                 ------------

NEBRASKA (0.5%)
County of Washington Industrial
   Development, Cargill Dow Polymers
   LLC, Series D, AMT, 2.22%, 8/1/08,
   (LOC: Wachovia Corp.) (a) (d)                  2,300,000         2,300,000
                                                                 ------------

NEVADA (1.5%)
Housing Division, Multi-Family
   Housing, Golden Apartments, AMT,
   2.35%, 8/7/08, (LOC: FHLMC) (a) (d)            1,200,000         1,200,000
Housing Division, Multi-Family
   Housing, Series A, AMT, 2.40%,
   8/7/08, (LOC: Wachovia Corp.) (a) (d)          3,000,000         3,000,000
Housing Division, Multi-Unit Housing
   Revenue Project, Series A, AMT,
   2.35%, 8/7/08, (LOC: Wachovia
   Corp.) (a) (d)                                 2,500,000         2,500,000
                                                                 ------------
                                                                    6,700,000
                                                                 ------------

                                    Continued


                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
NEW MEXICO (0.7%)
Bernalillo County Multifamily Housing
   Project, AMT, 2.30%, 8/7/08,
   (LOC: U.S. Bancorp) (a) (d)                 $  3,200,000      $  3,200,000
                                                                 ------------

NORTH CAROLINA (2.0%)
Capital Facilities Finance Agency,
   Duke Energy Carolinas Project,
   Series A, AMT, 2.40%, 8/7/08, (LOC:
   Wachovia Corp.) (a) (d)                        4,000,000         4,000,000
Capital Facilities Finance Agency,
   Duke Energy Carolinas Project, Series B,
   AMT, 2.22%, 8/7/08, (LOC:
   Wachovia Corp.) (a) (d)                        4,500,000         4,500,000
Montgomery County Industrial
   Facilities & Pollution Control
   Financing Authority, AMT,
   2.27%, 8/1/08, (LOC: SunTrust
   Banks, Inc.) (a) (d)                             700,000           700,000
                                                                 ------------
                                                                    9,200,000
                                                                 ------------

NORTH DAKOTA (0.1%)
Hebron Industrial, Dacco, Inc.
   Project, AMT, 2.45%, 8/7/08,
   (LOC: U.S. Bancorp) (a) (b) (d)                  520,000           520,000
                                                                 ------------

OHIO (1.8%)
Air Quality Development Authority,
   Pollution Control, Series C, 2.30%,
   8/1/08, (LOC: Wachovia Corp.) (a) (d)          4,500,000         4,500,000
Cleveland-Cuyahoga County Port
   Authority, CBT Project, AMT, 2.84%,
   8/7/08, (LOC: Royal Bank of
   Scotland) (a) (d)                              1,700,000         1,700,000
County of Coshocton Hospital
   Facilities, Echoing Hills Village,
   Inc. Project, 3.13%, 8/7/08, (LOC: JP
   Morgan, Inc.) (a) (b) (d)                        165,000           165,000
County of Montgomery Health Care,
   Community Blood Center Project,
   3.13%, 8/7/08, (LOC: JP Morgan,
   Inc.) (a) (d)                                  1,370,000         1,370,000
Summit County Industrial, SSP
   Fittings Corp. Project, 4.13%,
   8/7/08, (LOC: JP Morgan, Inc.) (a) (d)           575,000           575,000
                                                                 ------------
                                                                    8,310,000
                                                                 ------------

OKLAHOMA (0.4%)
Oklahoma Industries Authority, Casady
   School Project, 3.20%, 8/7/08, (LOC:
   JP Morgan, Inc.) (a) (d)                       1,980,000         1,980,000
                                                                 ------------


                                    Continued

                                                       MUNICIPAL MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                                JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
OREGON (0.6%)
Port of Portland, Portland Bulk
   Terminal, AMT, 2.40%, 8/7/08,
   (LOC: Canadian Imperial Bank of
   Commerce) (a) (d)                           $  2,000,000      $  2,000,000
State of Oregon Economic Development,
   McFarland Cascade, Series 175,
   AMT, 2.45%, 8/7/08, (LOC: U.S.
   Bancorp) (a) (b) (d)                             500,000           500,000
                                                                 ------------
                                                                    2,500,000
                                                                 ------------

PENNSYLVANIA (3.5%)
Allegheny County Industrial
   Development Authority, Sacred Heart
   High School, 2.23%, 8/7/08,
   (LOC: PNC Bank NA) (a) (d)                     1,140,000         1,140,000
Allegheny County Industrial
   Development Authority, Sewickley
   Academy, Series A, 2.24%, 8/7/08,
   (LOC: PNC Bank NA) (a) (d)                       900,000           900,000
Berks County Industrial Development
   Authority, Manufacturing Facilities,
   Ram Industries, Inc. Project, AMT,
   2.35%, 8/6/08, (LOC: PNC Bank
   NA) (a) (d)                                      960,000           960,000
Chester County Industrial Development
   Authority, 2.15%, 8/1/08,
   (LOC: Wachovia Corp.) (a) (d)                  3,590,000         3,590,000
Higher Educational Facilities
   Authority, Associated Independent
   Colleges & Universities, Series G3,
   3.38%, 11/1/08, (LOC: PNC Bank NA),
   (Mandatory Put 11/1/08 @ 100) (a) (d)          1,200,000         1,200,000
Higher Educational Facilities
   Authority, Gwynedd Mercy College,
   Series P1, RADIAN, 2.15%, 5/1/09,
   (LOC: Commerce Bank/PA NA),
   (Mandatory Put 5/1/09 @ 100) (a) (d)           5,000,000         5,000,000
Schuyulkill County, Industrial
   Development Authority, AMT, 2.25%,
   8/1/08, (LOC: Dexia Banque SA) (a) (d)           600,000           600,000
Union County Hospital Authority,
   Evangelical Community Hospital,
   RADIAN, 2.23%, 8/7/08, (LOC: Bank of
   America) (a) (d)                               1,150,000         1,150,000
Westmoreland County Industrial
   Development Authority, Greensburg
   Thermal, Series A, 2.19%, 8/7/08,
   (LOC: PNC Bank NA) (a) (d)                     1,425,000         1,425,000
                                                                 ------------
                                                                   15,965,000
                                                                 ------------

                                    Continued



                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
RHODE ISLAND (0.1%)
Warwick Housing Authority, Trafalgar
   East Apartments Project, AMT,
   2.25%, 8/1/08, (LOC: Bank of
   America) (a) (b) (d)                        $    600,000      $    600,000
                                                                 ------------

SOUTH CAROLINA (0.3%)
South Carolina Jobs-Economic
   Development Authority, Accutrex
   Products Precision, AMT, 2.34%,
   8/1/08 , (LOC: PNC Bank NA) (a) (d)            1,290,000         1,290,000
                                                                 ------------

SOUTH DAKOTA (0.1%)
County of Lawrence Solid Waste
   Disposal, Series A, AMT, 2.22%,
   8/1/08, (LOC: JP Morgan, Inc.) (a) (d)           500,000           500,000
                                                                 ------------

TENNESSEE (4.1%)
Covington Industrial Development
   Board, Charms Co. Project, AMT,
   2.72%, 8/6/08, (LOC: Bank of
   America) (a) (d)                               5,000,000         5,000,000
Greeneville Industrial Development
   Board, Pet, Inc. Project, 2.19%,
   8/7/08, (LOC: BNP Paribas) (a) (b) (d)           500,000           500,000
Jackson Industrial Development Board,
   General Cable Corp. Project, AMT,
   2.34%, 8/7/08, (LOC: PNC Bank
   NA) (a) (d)                                    8,000,000         8,000,000
Lewisburg Industrial Development
   Board, Waste Management, Inc.
   Project, AMT, 2.29%, 8/7/08,
   (LOC: Wachovia Corp.) (a) (d)                  3,000,000         3,000,000
Loudon Industrial Development Board,
   Continental Carbonic Products, AMT,
   3.45%, 8/7/08, (LOC: JP Morgan,
   Inc.) (a) (d)                                  1,875,000         1,875,000
                                                                 ------------
                                                                   18,375,000
                                                                 ------------

TEXAS (9.4%)
Beaumont Independent School District,
   GO, PSF, 4.00%, 8/15/08, (LOC: BNP
   Paribas), (Mandatory Put
   8/15/08 @ 100) (a) (d)                         2,000,000         2,006,273
Brazos Harbor Industrial Development
   Corp., American Rice, Inc. Project,
   Series B, AMT, 2.35%, 8/7/08,
   (LOC: HSBC Holdings PLC) (a) (d)               9,950,000         9,950,000
Brazos River Authority, Series D-2,
   AMT, 2.38%, 8/6/08, (LOC: Citigroup,
   Inc.) (a) (d)                                  1,010,000         1,010,000
Colorado River Municipal Water
   District, Republic Waste Services,
   Inc. Project, AMT, 2.43%, 8/7/08,
   (LOC: Bank of America) (a) (d)                 4,000,000         4,000,000

                                    Continued

MUNICIPAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
TEXAS, CONTINUED
Lower Neches Valley Authority
   Industrial Development Corp.,
   ExxonMobil Project, Series B,
   AMT, 2.05%, 8/1/08, (LOC:
   Standalone) (a) (d)                         $ 12,000,000      $ 12,000,000
Lower Neches Valley Authority
   Industrial Development Corp.,
   ExxonMobil Project, Series B-4,
   AMT, 2.05%, 8/1/08, (LOC:
   Standalone) (a) (d)                            7,300,000         7,300,000
Mission Economic Development Corp.,
   Allied Waste No America, Inc.
   Project, AMT, Series A, 2.40%,
   8/7/08, (LOC: Bank of America) (a) (d)         4,200,000         4,200,000
Waco Industrial Development Corp.,
   Patriot Homes of Texas Project, AMT,
   2.50%, 8/6/08, (LOC: Wells Fargo &
   Co.) (a) (d)                                   1,800,000         1,800,000
                                                                 ------------
                                                                   42,266,273
                                                                 ------------

UTAH (0.6%)
County of Salt Lake, Community
   Foundation Disabled Project, 2.34%,
   8/7/08, (LOC: Wells Fargo & Co.) (a) (d)       1,515,000         1,515,000
Housing Corp., Multi-Family Housing,
   Pointe Apartments Project, AMT,
   2.32%, 8/7/08, (LOC: U.S.
   Bancorp) (a) (d)                               1,100,000         1,100,000
West Valley City, Johnson Matthey,
   Inc. Project, 2.10%, 8/1/08,
   (LOC: HSBC Holdings PLC) (a) (b) (d)             300,000           300,000
                                                                 ------------
                                                                    2,915,000
                                                                 ------------

VIRGINIA (0.5%)
Brunswick County Industrial
   Development Authority, Aegis Waste
   Solutions, Inc., AMT, 4.20%, 8/7/08,
   (LOC: Credit Suisse Group) (a) (d)             1,000,000         1,000,000
Suffolk Redevelopment and Housing
   Authority, North Beach Apartments,
   2.34%, 8/7/08, (LOC: SunTrust Banks,
   Inc.) (a) (b) (d)                              1,200,000         1,200,000
                                                                 ------------
                                                                    2,200,000
                                                                 ------------

WASHINGTON (4.9%)
Economic Development Finance
   Authority, B & H Dental Laboratory
   Project, Series B, AMT, 2.32%,
   8/7/08, (LOC: U.S. Bancorp) (a) (d)            1,715,000         1,715,000
Economic Development Finance
   Authority, Novelty Hill Properties
   LLC, Series C, AMT, 2.12%, 8/7/08,
   (LOC: U.S. Bancorp) (a) (d)                    3,210,000         3,210,000

                                    Continued



                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
WASHINGTON, CONTINUED
Health Care Facilities Authority,
   Swedish Health Services, 2.28%,
   8/6/08, (LOC: Citigroup, Inc.) (a) (b) (d)  $  4,000,000      $  4,000,000
Kitsap County Industrial Development
   Corp., Cara Land Co. LLC Project,
   AMT, 2.34%, 8/7/08, (LOC: Wells Fargo
   & Co.) (a) (d)                                 2,500,000         2,500,000
Pierce County Economic Development
   Corp., Quality Stamping Project, AMT,
   2.34%, 8/7/08, (LOC: Wells Fargo &
   Co.) (a) (d)                                   2,225,000         2,225,000
Seattle Housing Authority, High Point
   Project, AMT, 2.41%, 8/7/08,
   (LOC: KeyBank NA) (a) (d)                      1,500,000         1,500,000
Seattle Housing Authority, Rainier
   Vista Project, AMT, 2.12%, 8/7/08,
   (LOC: KeyBank NA) (a) (d)                        100,000           100,000
State Housing Finance Commission,
   Clark Island Portfolio, AMT, 2.35%,
   8/7/08, (LOC: FHLMC) (a) (d)                   3,560,000         3,560,000
Washington Economic Development
   Finance Authority, American Mill Work
   Project, Series C, AMT, 2.35%,
   8/7/08, (LOC: KeyBank NA) (a) (d)              3,355,000         3,355,000
                                                                 ------------
                                                                   22,165,000
                                                                 ------------

WISCONSIN (5.5%)
Baraboo Wisconsin Industrial
   Development Revenue, Teel Plastics,
   Inc. Project, AMT, 2.30%, 8/7/08,
   (LOC: Marshall & Isley Bank) (a) (d)          10,000,000        10,000,000
City of Whitehall, Industrial
   Development Revenue, AMT, 2.70%,
   8/7/08, (LOC: JP Morgan, Inc.) (a) (d)         1,900,000         1,900,000
Farmington Industrial Development
   Revenue, Swiss Valley Farms Co.
   Project, AMT, 2.34%, 8/7/08,
   (LOC: Wells Fargo & Co.) (a) (b) (d)             500,000           500,000
Kiel Industries, Polar Ware Co.
   Project, AMT, 2.89%, 8/7/08,
   (LOC: U.S. Bancorp) (a) (d)                    1,325,000         1,325,000
Manitowoc Development, Cher-Make
   Sausage Co. Project, AMT, 2.89%,
   8/7/08, (LOC: U.S. Bancorp) (a) (d)            2,080,000         2,080,000
Oconomowoc Community Development
   Authority, AMT, 2.75%, 8/7/08,
   (LOC: Bank of America) (a) (d)                 1,200,000         1,200,000
Onalaska Industrial, Empire Screen
   Printing Project, AMT, 2.89%, 8/7/08,
   (LOC: U.S. Bancorp) (a) (d)                      945,000           945,000

                                    Continued

                                                       MUNICIPAL MONEY MARKET
                                           SCHEDULE OF INVESTMENTS, CONTINUED
                                                               JULY 31, 2008
-----------------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
WISCONSIN, CONTINUED
Village of Ashwaubenon Industrial
   Development, AMT, 2.55%, 8/7/08,
   (LOC: Marshall & Isley Bank) (a) (d)        $  5,035,000      $  5,035,000
West Bend Industrial, Jackson
   Concrete, Inc. Project, AMT, 2.89%,
   8/7/08, (LOC: U.S. Bancorp) (a) (d)            1,750,000         1,750,000
                                                                 ------------
                                                                   24,735,000
                                                                 ------------

WYOMING (4.3%)
County of Sweetwater, Environment,
   Pacificorp Project, AMT, 2.20%,
   8/1/08, (LOC: Barclays Bank
   PLC) (a) (d)                                  19,200,000        19,200,000
                                                                 ------------

TOTAL MUNICIPAL DEMAND NOTES                                      408,959,273
                                                                 ------------


                                                     SHARES
-----------------------------------------------------------------------------
MONEY MARKETS (2.9%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio (c)                                     33,976            33,976
Dreyfus Tax Exempt Cash
   Management (c)                                12,994,915        12,994,915
Goldman Sachs Financial Square
   Funds - Tax-Free Money Market
   Fund (c)                                          59,015            59,015
                                                                 ------------

TOTAL MONEY MARKETS                                                13,087,906
                                                                 ------------

TOTAL INVESTMENTS (COST $451,827,487)+ - 100.2%                   451,827,487

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%                       (786,772)
                                                                 ------------

NET ASSETS - 100.0%                                              $451,040,715
                                                                 ============

                                    Continued



NOTES TO SCHEDULE OF INVESTMENTS

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Investments:
AMT - Alternative Minimum Tax Paper
FGIC - Financial Guaranty Insurance Co.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
PSF - Public School Fund
Radian - Radian Guaranty, Inc.

INVESTMENT CONCENTRATION AS A PERCENTAGE OF NET ASSETS,
BY INDUSTRY:
Airport                                                 7.2%
Development                                             8.7%
Education                                               3.9%
Facilities                                              0.6%
General                                                 4.6%
General Obligation                                      1.3%
Higher Education                                        2.0%
Housing                                                 6.2%
Industrial                                             27.9%
Investment Companies                                    2.9%
Medical                                                 3.9%
Miscellaneous                                           0.7%
Multifamily Housing                                     3.2%
Pollution                                               3.5%
Regional Authority                                      1.3%
Resource Recovery                                      11.5%
Retirement/Aged Care                                    0.7%
Revenue Bonds                                           7.8%
Transportation                                          2.2%
Utilities                                               0.1%
Water                                                    --^

----------------

^    Amount is less than 0.05%.



                      See notes to schedules of investments
                       and notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2008
--------------------------------------------------------------------------------

                                                                      PRIME                      INSTITUTIONAL
Assets:                                                            MONEY MARKET                  MONEY MARKET
                                                                  --------------                --------------
Investments, at amortized cost and value                          $1,415,301,096                $2,537,263,863
Repurchase agreement, at cost and value                              200,387,000                   381,166,000
                                                                  --------------                --------------
   Total Investments                                               1,615,688,096                 2,918,429,863

Cash                                                                         302                           327
Interest Receivable                                                    4,566,558                     8,356,719
Receivable for Fund shares sold                                          111,164                       872,242
Prepaid expenses and other assets                                         19,895                        24,085
                                                                  --------------                --------------
   Total Assets                                                    1,620,386,015                 2,927,683,236
                                                                  --------------                --------------

Liabilities:
Distributions payable                                                  1,357,411                     2,967,575
Payable for investments purchased                                        186,161                            --
Payable for Fund shares redeemed                                          35,685                        66,522
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                     614,520                       315,743
   Distribution and administrative servicing fee                         153,082                        85,578
   Other                                                                 302,702                       423,586
                                                                  --------------                --------------
   Total Liabilities                                                   2,649,561                     3,859,004
                                                                  --------------                --------------

Net Assets:
Paid-in Capital                                                   $1,617,856,349                $2,923,889,399
Accumulated net investment income (loss)                                  87,088                        53,070
Accumulated net realized gain (loss) from
   investment transactions                                              (206,983)                     (118,237)
                                                                  --------------                --------------
   Net Assets                                                     $1,617,736,454                $2,923,824,232
                                                                  ==============                ==============

Net Assets:
   Institutional Shares                                            $ 892,765,160                $2,380,397,319
   Class A Shares                                                    721,478,497                            NA
   Class B Shares                                                      2,390,071                            NA
   Class C Shares                                                      1,102,726                            NA
   Select Shares                                                              NA                   110,409,738
   Preferred Shares                                                           NA                   121,489,082
   Trust Shares                                                               NA                   311,528,093
                                                                  --------------                --------------
   Total                                                          $1,617,736,454                $2,923,824,232
                                                                  ==============                ==============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value):
Institutional Shares                                                 892,928,286                 2,380,464,820
   Class A Shares                                                    721,603,345                            NA
   Class B Shares                                                      2,391,707                            NA
   Class C Shares                                                      1,102,779                            NA
   Select Shares                                                              NA                   110,412,539
   Preferred Shares                                                           NA                   121,485,530
   Trust Shares                                                               NA                   311,529,034
                                                                  --------------                --------------
   Total                                                           1,618,026,117                 2,923,891,923
                                                                  ==============                ==============

Net Asset Value
Offering and redemption price per share -
   Institutional Shares, Class A Shares,
   Class B Shares, Class C Shares,
   Select Shares, Preferred Shares and Trust Shares (a)           $         1.00                $         1.00
                                                                  ==============                ==============
                                                           INSTITUTIONAL
                                                             GOVERNMENT         U.S. TREASURY     MICHIGAN MUNICIPAL     MUNICIPAL
Assets:                                                     MONEY MARKET        MONEY MARKET         MONEY MARKET      MONEY MARKET
                                                           --------------      --------------        ------------      ------------
Investments, at amortized cost and value                   $1,065,548,980       $ 453,129,383        $249,348,428      $451,827,487
Repurchase agreement, at cost and value                       221,294,000       1,409,542,000                  --                --
                                                           --------------      --------------        ------------      ------------
   Total Investments                                        1,286,842,980       1,862,671,383         249,348,428       451,827,487

Cash                                                                  289                  36                  --                --
Interest Receivable                                             5,550,257           2,484,420             756,018         1,137,311
Receivable for Fund shares sold                                        --              28,542                  --                --
Prepaid expenses and other assets                                  42,003              73,673               3,318            17,218
                                                           --------------      --------------        ------------      ------------
   Total Assets                                             1,292,435,529       1,865,258,054         250,107,764       452,982,016
                                                           --------------      --------------        ------------      ------------

Liabilities:
Distributions payable                                           1,427,499           2,109,013             209,653           521,923
Payable for investments purchased                                      --              60,586           1,637,827         1,300,000
Payable for Fund shares redeemed                                       --              21,577                  --                --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                              147,325             194,307              85,958            40,774
   Distribution and administrative servicing fee                   83,608              95,094               1,530            24,608
   Other                                                          207,099             222,254              36,644            53,996
                                                           --------------      --------------        ------------      ------------
   Total Liabilities                                            1,865,531           2,702,831           1,971,612         1,941,301
                                                           --------------      --------------        ------------      ------------

Net Assets:
Paid-in Capital                                            $1,290,544,578      $1,862,603,597        $248,156,254      $451,038,664
Accumulated net investment income (loss)                           12,376              10,442              (7,507)            2,056
Accumulated net realized gain (loss) from
   investment transactions                                         13,044             (58,816)            (12,595)               (5)
                                                           --------------      --------------        ------------      ------------
   Net Assets                                              $1,290,569,998      $1,862,555,223        $248,136,152      $451,040,715
                                                           ==============      ==============        ============      ============

Net Assets:
   Institutional Shares                                     $ 780,909,777      $1,217,027,820        $237,005,359      $311,282,900
   Class A Shares                                                      NA                  NA          11,130,793        66,877,002
   Class B Shares                                                      NA                  NA                  NA                NA
   Class C Shares                                                      NA                  NA                  NA                NA
   Select Shares                                               43,792,931          20,532,012                  NA        26,266,869
   Preferred Shares                                           245,994,733         480,906,544                  NA         9,514,946
   Trust Shares                                               219,872,557         144,088,847                  NA        37,098,998
                                                           --------------      --------------        ------------      ------------
   Total                                                   $1,290,569,998      $1,862,555,223        $248,136,152      $451,040,715
                                                           ==============      ==============        ============      ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value):
Institutional Shares                                          780,911,580       1,216,938,051         236,975,274       311,275,153
   Class A Shares                                                      NA                  NA          11,129,768        66,888,853
   Class B Shares                                                      NA                  NA                  NA                NA
   Class C Shares                                                      NA                  NA                  NA                NA
   Select Shares                                               43,792,851          20,527,263                  NA        26,266,650
   Preferred Shares                                           245,990,985         480,864,007                  NA         9,514,887
   Trust Shares                                               219,870,480         144,081,198                  NA        37,098,081
                                                           --------------      --------------        ------------      ------------
   Total                                                    1,290,565,896       1,862,410,519         248,105,042       451,043,624
                                                           ==============      ==============        ============      ============

Net Asset Value
Offering and redemption price per share -
   Institutional Shares, Class A Shares,
   Class B Shares, Class C Shares,
   Select Shares, Preferred Shares and Trust Shares (a)    $         1.00      $         1.00        $       1.00      $       1.00
                                                           ==============      ==============        ============      ============

-----------------------
(a) Redemption price per share for Class B Shares and Class C Shares varies by length of time shares are held.


                       See notes to financial statements.

                                  32-33 spread

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2008
--------------------------------------------------------------------------------

                                                                        PRIME                     INSTITUTIONAL
Investment Income:                                                  MONEY MARKET                   MONEY MARKET
                                                                     -----------                  ------------
Interest income                                                      $55,321,095                  $103,637,830
Dividend income                                                        2,148,483                     4,946,269
Security lending income                                                      511                           196
                                                                     -----------                  ------------
   Total Income                                                       57,470,089                   108,584,295
                                                                     -----------                  ------------

Expenses:
Investment advisory fees                                               5,757,221                    10,807,625
Administration fees                                                    2,490,592                     4,675,515
Distribution servicing fees - Class A                                  1,667,308                            NA
Distribution servicing fees - Class B                                     18,862                            NA
Distribution servicing fees - Class C                                      8,093                            NA
Distribution servicing fees - Advisor Shares                                 378                            NA
Administrative servicing fees - Class C                                    2,698                            NA
Administrative servicing fees - Select Shares                                 NA                        81,128
Administrative servicing fees - Preferred Shares                              NA                       216,081
Administrative servicing fees - Trust Shares                                  NA                       687,012
Accounting Fees                                                          253,451                       374,426
Registration and filing fees                                              83,382                        42,332
Transfer and dividend disbursing agent fees                              144,311                       283,120
Custody fees                                                              74,968                       117,048
Trustees' fees and expenses                                               75,946                       156,229
Other expenses                                                           578,372                       770,516
                                                                     -----------                  ------------
     Total expenses                                                   11,155,582                    18,211,032
                                                                     -----------                  ------------
   Less: Waiver and/or reimbursement from Advisor
     and/or affiliates                                                (1,687,362)                  (11,558,323)
   Distribution services - Class A Shares waived                              --                            --
                                                                     -----------                  ------------
     Net Expenses                                                      9,468,220                     6,652,709
                                                                     -----------                  ------------

Net Investment Income                                                 48,001,869                   101,931,586
                                                                     -----------                  ------------

Net realized gains (losses) on investments                              (114,669)                     (117,541)
                                                                     -----------                  ------------
Change in net assets resulting from operations                       $47,887,200                  $101,814,045
                                                                     ===========                  ============
                                                    INSTITUTIONAL
                                                      GOVERNMENT           U.S. TREASURY      MICHIGAN MUNICIPAL          MUNICIPAL
Investment Income:                                   MONEY MARKET          MONEY MARKET          MONEY MARKET           MONEY MARKET
                                                     -----------            -----------           ----------            -----------
Interest income                                      $45,950,473            $44,329,662           $6,538,275            $11,036,279
Dividend income                                          636,140                312,039               86,370                 73,857
Security lending income                                    1,109                 79,939                   --                     --
                                                     -----------            -----------           ----------            -----------
   Total Income                                       46,587,722             44,721,640            6,624,645             11,110,136
                                                     -----------            -----------           ----------            -----------

Expenses:
Investment advisory fees                               5,210,479              5,654,311              919,973              1,952,357
Administration fees                                    2,253,827              2,446,032              397,990                675,681
Distribution servicing fees - Class A                         NA                     NA               34,390                128,035
Distribution servicing fees - Class B                         NA                     NA                   NA                     NA
Distribution servicing fees - Class C                         NA                     NA                   NA                     NA
Distribution servicing fees - Advisor Shares                  NA                     NA                   NA                     NA
Administrative servicing fees - Class C                       NA                     NA                   NA                     NA
Administrative servicing fees - Select Shares             24,900                 37,814                   NA                 14,677
Administrative servicing fees - Preferred Shares         403,953                728,433                   NA                 19,777
Administrative servicing fees - Trust Shares             392,052                287,302                   NA                 92,082
Accounting Fees                                          230,475                242,788               62,956                113,502
Registration and filing fees                              37,917                 30,398               11,424                 41,122
Transfer and dividend disbursing agent fees              114,771                146,407               23,299                 38,912
Custody fees                                              65,411                103,751               18,318                 28,715
Trustees' fees and expenses                               56,300                 64,236                9,201                 16,460
Other expenses                                           338,879                248,942               61,907                134,550
                                                     -----------            -----------           ----------            -----------
     Total expenses                                    9,128,964              9,990,414            1,539,458              3,255,870
                                                     -----------            -----------           ----------            -----------
   Less: Waiver and/or reimbursement from Advisor
     and/or affiliates                                (5,576,480)            (5,972,980)            (263,359)            (2,181,845)
   Distribution services - Class A Shares waived              --                     --              (12,380)                    --
                                                     -----------            -----------           ----------            -----------
     Net Expenses                                      3,552,484              4,017,434            1,263,719              1,074,025
                                                     -----------            -----------           ----------            -----------

Net Investment Income                                 43,035,238             40,704,206            5,360,926             10,036,111
                                                     -----------            -----------           ----------            -----------

Net realized gains (losses) on investments                13,340                  1,029              (12,595)                    (5)
                                                     -----------            -----------           ----------            -----------
Change in net assets resulting from operations       $43,048,578            $40,705,235           $5,348,331            $10,036,106
                                                     ===========            ===========           ==========            ===========

                       See notes to financial statements.

                                  34-35 spread

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       PRIME                        INSTITUTIONAL
                                                                    MONEY MARKET                    MONEY MARKET
                                                           ------------------------------  --------------------------------
                                                                YEAR            YEAR             YEAR             YEAR
                                                               ENDED           ENDED            ENDED            ENDED
                                                              JULY 31,        JULY 31,         JULY 31,         JULY 31,
                                                                2008            2007             2008             2007
                                                           --------------  --------------  --------------    --------------
Change in Net Assets:
Operations:
  Net investment income                                    $   48,001,869   $  54,637,505  $  101,931,586   $    93,463,727
  Net realized gains (losses) from
   investment transactions                                       (114,669)             --        (117,541)             (696)
  Increase from payment by the Advisor                                 --         479,232              --                --
                                                           --------------  --------------  --------------    --------------
Change in net assets resulting from operations                 47,887,200      55,116,737     101,814,045        93,463,031
                                                           --------------  --------------  --------------    --------------

Distributions to shareholders from net investment income:
  Institutional Shares                                        (26,717,961)   (28,254,223)     (83,234,532)      (75,047,003)
  Class A Shares                                              (21,685,963)   (26,216,460)              NA                NA
  Class B Shares                                                  (45,877)       (46,076)              NA                NA
  Class C Shares                                                  (27,756)       (46,150)              NA                NA
  Advisor Shares                                                   (3,368)       (76,527)              NA                NA
  Select Shares                                                        NA             NA       (3,522,646)       (2,360,883)
  Preferred Shares                                                     NA             NA       (5,293,072)       (5,814,332)
  Trust Shares                                                         NA             NA       (9,880,880)      (10,221,901)
                                                           --------------  --------------  --------------    --------------
  Change in net assets from Fund
   shareholder distributions                                  (48,480,925)   (54,639,436)    (101,931,130)      (93,444,119)
                                                           --------------  --------------  --------------    --------------

  Change in net assets from fund
   share transactions                                         384,210,602     211,185,327     858,112,405       507,577,063
                                                           --------------  --------------  --------------    --------------
  Change in net assets                                        383,616,877     211,662,628     857,995,320       507,595,975

Net Assets:
Beginning of period                                         1,234,119,577   1,022,456,949   2,065,828,912     1,558,232,937
                                                           --------------  --------------  --------------    --------------
End of period                                              $1,617,736,454  $1,234,119,577  $2,923,824,232    $2,065,828,912
                                                           ==============  ==============  ==============    ==============

Accumulated Net Investment Income/(Loss)                   $       90,403  $      563,569  $       53,070    $       49,243
                                                           ==============  ==============  ==============    ==============
                                                              INSTITUTIONAL GOVERNMENT              U.S. TREASURY
                                                                    MONEY MARKET                    MONEY MARKET
                                                           -----------------------------   -------------------------------
                                                                 YEAR           YEAR            YEAR              YEAR
                                                                ENDED          ENDED           ENDED             ENDED
                                                               JULY 31,       JULY 31,        JULY 31,          JULY 31,
                                                                 2008           2007            2008              2007
                                                           --------------   ------------   --------------   --------------
Change in Net Assets:
Operations:
  Net investment income                                    $   43,035,238   $ 36,305,780   $   40,704,206   $   55,947,595
  Net realized gains (losses) from
   investment transactions                                         13,340           (294)           1,029           20,067
  Increase from payment by the Advisor                                 --             --               --          665,288
                                                           --------------   ------------   --------------   --------------
Change in net assets resulting from operations                 43,048,578     36,305,486       40,705,235       56,632,950
                                                           --------------   ------------   --------------   --------------

Distributions to shareholders from net investment income:
  Institutional Shares                                        (28,163,923)   (18,791,265)     (21,579,960)     (21,023,230)
  Class A Shares                                                       NA             NA               NA               NA
  Class B Shares                                                       NA             NA               NA               NA
  Class C Shares                                                       NA             NA               NA               NA
  Advisor Shares                                                       NA             NA               NA               NA
  Select Shares                                                  (931,736)      (728,142)      (1,810,814)      (3,333,767)
  Preferred Shares                                             (8,964,667)   (11,432,776)     (14,936,228)     (27,812,865)
  Trust Shares                                                 (4,974,914)    (5,350,264)      (3,042,493)      (3,770,741)
                                                           --------------   ------------   --------------   --------------
  Change in net assets from Fund
   shareholder distributions                                  (43,035,240)   (36,302,447)     (41,369,495)     (55,940,603)
                                                           --------------   ------------   --------------   --------------

  Change in net assets from fund
   share transactions                                         435,693,670    257,928,435      831,633,466     (156,175,780)
                                                           --------------   ------------   --------------   --------------
  Change in net assets                                        435,707,008    257,931,474      830,969,206     (155,483,433)

Net Assets:
Beginning of period                                           854,862,990    596,931,516    1,031,586,017    1,187,069,450
                                                           --------------   ------------   --------------   --------------
End of period                                              $1,290,569,998   $854,862,990   $1,862,555,223   $1,031,586,017
                                                           ==============   ============   ==============   ==============

Accumulated Net Investment Income/(Loss)                   $       12,376   $     10,899   $       10,442   $      673,377
                                                           ==============   ============   ==============   ==============
                                                                MICHIGAN MUNICIPAL                      MUNICIPAL
                                                                    MONEY MARKET                      MONEY MARKET
                                                           -----------------------------       ---------------------------
                                                               YEAR              YEAR               YEAR           YEAR
                                                              ENDED             ENDED              ENDED          ENDED
                                                             JULY 31,          JULY 31,           JULY 31,       JULY 31,
                                                               2008              2007               2008           2007
                                                           ------------     ------------       ------------   ------------
Change in Net Assets:
Operations:
  Net investment income                                    $  5,360,926     $  6,206,487       $ 10,036,111   $ 10,038,543
  Net realized gains (losses) from
   investment transactions                                      (12,595)              --                 (5)         5,710
  Increase from payment by the Advisor                               --               --                 --         81,314
                                                           ------------     ------------       ------------   ------------
Change in net assets resulting from operations                5,348,331        6,206,487         10,036,106     10,125,567
                                                           ------------     ------------       ------------   ------------

Distributions to shareholders from net investment income:
  Institutional Shares                                       (5,047,039)      (6,030,330)        (7,188,406)    (7,505,507)
  Class A Shares                                               (313,887)        (174,960)        (1,195,698)    (1,007,959)
  Class B Shares                                                     NA               NA                 NA             NA
  Class C Shares                                                     NA               NA                 NA             NA
  Advisor Shares                                                     NA               NA                 NA             NA
  Select Shares                                                      NA               NA           (469,485)      (346,718)
  Preferred Shares                                                   NA               NA           (348,654)       (63,987)
  Trust Shares                                                       NA               NA           (915,183)    (1,115,489)
                                                           ------------     ------------       ------------   ------------
  Change in net assets from Fund
   shareholder distributions                                 (5,360,926)      (6,205,290)       (10,117,426)   (10,039,660)
                                                           ------------     ------------       ------------   ------------

  Change in net assets from fund
   share transactions                                        37,468,917       19,297,981        138,585,786     31,447,039
                                                           ------------     ------------       ------------   ------------
  Change in net assets                                       37,456,322       19,299,178        138,504,466     31,532,946

Net Assets:
Beginning of period                                         210,679,830      191,380,652        312,536,249    281,003,303
                                                           ------------     ------------       ------------   ------------
End of period                                              $248,136,152     $210,679,830       $451,040,715   $312,536,249
                                                           ============     ============       ============   ============

Accumulated Net Investment Income/(Loss)                   $     (7,507)    $     (7,790)      $      2,056   $     80,486
                                                           ============     ============       ============   ============

                       See notes to financial statements.


                                  36-37 spread

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                         PRIME                         INSTITUTIONAL
                                                                     MONEY MARKET                       MONEY MARKET
                                                           --------------------------------    --------------------------------
                                                                YEAR              YEAR               YEAR               YEAR
                                                                ENDED             ENDED              ENDED              ENDED
                                                              JULY 31,          JULY 31,           JULY 31,           JULY 31,
                                                                2008              2007               2008               2007
                                                           --------------    --------------    --------------      ------------
Share Transactions:*
Institutional Shares
  Shares issued                                             1,815,668,264     2,013,772,249     9,279,562,987     6,970,997,642
  Shares issued in connection with acquisition of
   Government Money Market Fund ~                             114,584,790                --                --                --
  Dividends reinvested                                          4,257,721         5,180,833        43,313,612        34,131,030
  Shares redeemed                                          (1,647,434,091)   (1,976,757,489)   (8,629,779,632)   (6,581,343,201)
                                                           --------------    --------------    --------------      ------------
  Total Institutional Shares                                  287,076,684        42,195,593       693,096,967       423,785,471
                                                           --------------    --------------    --------------      ------------

Class A Shares
  Shares issued                                               772,343,518       713,016,829                NA                NA
  Shares issued in connection with acquisition of
   Government Money Market Fund ~                              90,753,659                --                NA                NA
  Shares issued in conversion from Advisor Class                  178,339                --                NA                NA
  Dividends reinvested                                         21,637,624        24,501,078                NA                NA
  Shares redeemed                                            (788,502,287)     (567,575,766)               NA                NA
                                                           --------------    --------------    --------------      ------------
  Total Class A Shares                                         96,410,853       169,942,141                NA                NA
                                                           --------------    --------------    --------------      ------------

Class B Shares
  Shares issued                                                 1,647,430           720,114                NA                NA
  Dividends reinvested                                             18,913            23,782                NA                NA
  Shares redeemed                                                (742,961)         (492,579)               NA                NA
                                                           --------------    --------------    --------------      ------------
  Total Class B Shares                                            923,382           251,317                NA                NA
                                                           --------------    --------------    --------------      ------------

Class C Shares
  Shares issued                                                   261,703         1,032,571                NA                NA
  Dividends reinvested                                             27,058            45,089                NA                NA
  Shares redeemed                                                (251,679)         (891,509)               NA                NA
                                                           --------------    --------------    --------------      ------------
  Total Class C Shares                                             37,082           186,151                NA                NA
                                                           --------------    --------------    --------------      ------------

Advisor Shares
  Shares issued                                                     3,046         3,062,582                NA                NA
  Dividends reinvested                                              2,730            76,629                NA                NA
  Shares redeemed                                                (242,902)       (4,529,086)               NA                NA
                                                           --------------    --------------    --------------      ------------
  Total Advisor Shares                                           (237,126)       (1,389,875)               NA                NA
                                                           --------------    --------------    --------------      ------------

Select Shares
  Shares issued                                                        NA                NA       667,561,897       228,248,494
  Dividends reinvested                                                 NA                NA         2,537,089         1,741,040
  Shares redeemed                                                      NA                NA      (619,584,202)     (205,670,204)
                                                           --------------    --------------    --------------      ------------
  Total Select Shares                                                  NA                NA        50,514,784        24,319,330
                                                           --------------    --------------    --------------      ------------

Preferred Shares
  Shares issued                                                        NA                NA     2,661,633,186       523,728,346
  Dividends reinvested                                                 NA                NA         4,179,027         5,486,199
  Shares redeemed                                                      NA                NA    (2,631,945,550)     (539,857,256)
                                                           --------------    --------------    --------------      ------------
  Total Preferred Shares                                               NA                NA        33,866,663       (10,642,711)
                                                           --------------    --------------    --------------      ------------

Trust Shares
  Shares issued                                                        NA                NA       455,625,287       406,473,254
  Dividends reinvested                                                 NA                NA         1,074,751           975,803
  Shares redeemed                                                      NA                NA      (376,068,648)     (337,334,084)
                                                           --------------    --------------    --------------      ------------
  Total Trust Shares                                                   NA                NA        80,631,390        70,114,973
                                                           --------------    --------------    --------------      ------------
                                                               INSTITUTIONAL GOVERNMENT                U.S. TREASURY
                                                                     MONEY MARKET                      MONEY MARKET
                                                           -------------------------------    -------------------------------
                                                                 YEAR             YEAR             YEAR              YEAR
                                                                ENDED            ENDED            ENDED             ENDED
                                                               JULY 31,         JULY 31,         JULY 31,          JULY 31,
                                                                 2008             2007             2008              2007
                                                           --------------   --------------    --------------   --------------
Share Transactions:*
Institutional Shares
  Shares issued                                             4,218,113,932    2,062,016,022     3,009,576,882      901,051,485
  Shares issued in connection with acquisition of
   Government Money Market Fund ~                                      --               --                --               --
  Dividends reinvested                                          8,297,672        3,915,090         3,265,423        2,671,305
  Shares redeemed                                          (3,932,555,301)  (1,883,204,644)   (2,215,814,929)    (870,500,782)
                                                           --------------   --------------    --------------   --------------
  Total Institutional Shares                                  293,856,303      182,726,468       797,027,376       33,222,008
                                                           --------------   --------------    --------------   --------------

Class A Shares
  Shares issued                                                        NA               NA                NA               NA
  Shares issued in connection with acquisition of
   Government Money Market Fund ~                                      NA               NA                NA               NA
  Shares issued in conversion from Advisor Class                       NA               NA                NA               NA
  Dividends reinvested                                                 NA               NA                NA               NA
  Shares redeemed                                                      NA               NA                NA               NA
                                                           --------------   --------------    --------------   --------------
  Total Class A Shares                                                 NA               NA                NA               NA
                                                           --------------   --------------    --------------   --------------

Class B Shares
  Shares issued                                                        NA               NA                NA               NA
  Dividends reinvested                                                 NA               NA                NA               NA
  Shares redeemed                                                      NA               NA                NA               NA
                                                           --------------   --------------    --------------   --------------
  Total Class B Shares                                                 NA               NA                NA               NA
                                                           --------------   --------------    --------------   --------------

Class C Shares
  Shares issued                                                        NA               NA                NA               NA
  Dividends reinvested                                                 NA               NA                NA               NA
  Shares redeemed                                                      NA               NA                NA               NA
                                                           --------------   --------------    --------------   --------------
  Total Class C Shares                                                 NA               NA                NA               NA
                                                           --------------   --------------    --------------   --------------

Advisor Shares
  Shares issued                                                        NA               NA                NA               NA
  Dividends reinvested                                                 NA               NA                NA               NA
  Shares redeemed                                                      NA               NA                NA               NA
                                                           --------------   --------------    --------------   --------------
  Total Advisor Shares                                                 NA               NA                NA               NA
                                                           --------------   --------------    --------------   --------------

Select Shares
  Shares issued                                               213,606,505       34,585,100       348,155,051      460,675,581
  Dividends reinvested                                            615,050           94,766            10,580               --
  Shares redeemed                                            (184,411,112)     (27,034,939)     (391,477,414)    (458,826,239)
                                                           --------------   --------------    --------------   --------------
  Total Select Shares                                          29,810,443        7,644,927       (43,311,783)       1,849,342
                                                           --------------   --------------    --------------   --------------

Preferred Shares
  Shares issued                                             1,172,811,192    1,050,751,241     2,317,188,382    3,869,084,458
  Dividends reinvested                                          5,900,344        6,798,376         1,231,619        4,701,696
  Shares redeemed                                          (1,157,858,627)  (1,022,670,593)   (2,310,106,806)  (4,026,406,029)
                                                           --------------   --------------    --------------   --------------
  Total Preferred Shares                                       20,852,909       34,879,024         8,313,195     (152,619,875)
                                                           --------------   --------------    --------------   --------------

Trust Shares
  Shares issued                                               360,941,316      200,948,581       577,531,488      376,505,381
  Dividends reinvested                                            515,231          674,246                --               --
  Shares redeemed                                            (270,265,761)    (168,944,811)     (507,943,553)    (415,132,636)
                                                           --------------   --------------    --------------   --------------
  Total Trust Shares                                           91,190,786       32,678,016        69,587,935      (38,627,255)
                                                           --------------   --------------    --------------   --------------
                                                                 MICHIGAN MUNICIPAL                    MUNICIPAL
                                                                    MONEY MARKET                      MONEY MARKET
                                                           ----------------------------       ---------------------------
                                                               YEAR           YEAR                YEAR           YEAR
                                                              ENDED           ENDED               ENDED          ENDED
                                                             JULY 31,        JULY 31,            JULY 31,       JULY 31,
                                                               2008            2007                2008           2007
                                                           ------------    ------------       ------------   ------------
Share Transactions:*
Institutional Shares
  Shares issued                                             495,157,784     462,394,174        650,038,940    508,704,474
  Shares issued in connection with acquisition of
   Government Money Market Fund ~                                    --              --                 --             --
  Dividends reinvested                                        1,239,591       1,936,498            466,703        758,884
  Shares redeemed                                          (455,351,753)   (458,054,973)      (569,864,377)  (493,819,741)
                                                           ------------    ------------       ------------   ------------
  Total Institutional Shares                                 41,045,622       6,275,699         80,641,266     15,643,617
                                                           ------------    ------------       ------------   ------------

Class A Shares
  Shares issued                                              22,749,155      35,069,595        168,182,361    141,051,757
  Shares issued in connection with acquisition of
   Government Money Market Fund ~                                    --              --                 --             --
  Shares issued in conversion from Advisor Class                     --              --                 --             --
  Dividends reinvested                                          313,887         174,646          1,179,696        940,275
  Shares redeemed                                           (26,641,513)    (22,221,959)      (140,990,878)  (130,512,864)
                                                           ------------    ------------       ------------   ------------
  Total Class A Shares                                       (3,578,471)     13,022,282         28,371,179     11,479,168
                                                           ------------    ------------       ------------   ------------

Class B Shares
  Shares issued                                                      NA              NA                 NA             NA
  Dividends reinvested                                               NA              NA                 NA             NA
  Shares redeemed                                                    NA              NA                 NA             NA
                                                           ------------    ------------       ------------   ------------
  Total Class B Shares                                               NA              NA                 NA             NA
                                                           ------------    ------------       ------------   ------------

Class C Shares
  Shares issued                                                      NA              NA                 NA             NA
  Dividends reinvested                                               NA              NA                 NA             NA
  Shares redeemed                                                    NA              NA                 NA             NA
                                                           ------------    ------------       ------------   ------------
  Total Class C Shares                                               NA              NA                 NA             NA
                                                           ------------    ------------       ------------   ------------

Advisor Shares
  Shares issued                                                      NA              NA                 NA             NA
  Dividends reinvested                                               NA              NA                 NA             NA
  Shares redeemed                                                    NA              NA                 NA             NA
                                                           ------------    ------------       ------------   ------------
  Total Advisor Shares                                               NA              NA                 NA             NA
                                                           ------------    ------------       ------------   ------------

Select Shares
  Shares issued                                                      NA              NA         74,713,309     42,757,841
  Dividends reinvested                                               NA              NA              3,068          5,007
  Shares redeemed                                                    NA              NA        (58,644,501)   (43,118,790)
                                                           ------------    ------------       ------------   ------------
  Total Select Shares                                                NA              NA         16,071,876       (355,942)
                                                           ------------    ------------       ------------   ------------

Preferred Shares
  Shares issued                                                      NA              NA         39,470,111      3,179,635
  Dividends reinvested                                               NA              NA                 --            942
  Shares redeemed                                                    NA              NA        (31,353,417)    (4,184,161)
                                                           ------------    ------------       ------------   ------------
  Total Preferred Shares                                             NA              NA          8,116,694     (1,003,584)
                                                           ------------    ------------       ------------   ------------

Trust Shares
  Shares issued                                                      NA              NA        144,426,897    114,876,538
  Dividends reinvested                                               NA              NA             83,727         44,712
  Shares redeemed                                                    NA              NA       (139,124,474)  (109,237,470)
                                                           ------------    ------------       ------------   ------------
  Total Trust Shares                                                 NA              NA          5,386,150      5,683,780
                                                           ------------    ------------       ------------   ------------

------------------
*    Share transactions are at a Net Asset Value of $1.00 per share.

~    Shares merged November 16, 2007. See Note 1.

                       See notes to financial statements.


                                  38-39 spread

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                            NET ASSET                           NET REALIZED          LESS
                                                             VALUE,                NET         AND UNREALIZED     DISTRIBUTIONS
                                                           BEGINNING           INVESTMENT   GAINS/(LOSSES) FROM        TO
                                                           OF PERIOD             INCOME         INVESTMENTS       SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/08                                            $1.00              0.04(3)          --^                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)@         --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04             --^                (0.04)
Year ended 7/31/05                                            $1.00              0.02             --^                (0.02)
Year ended 7/31/04                                            $1.00              0.01             --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS A SHARES
Year ended 7/31/08                                            $1.00              0.03(3)          --^                (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)@         --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04             --^                (0.04)
Year ended 7/31/05                                            $1.00              0.02             --^                (0.02)
Year ended 7/31/04                                            $1.00                --^            --^                   --^
-------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS B SHARES
Year ended 7/31/08                                            $1.00              0.03(3)          --^                (0.03)
Year ended 7/31/07                                            $1.00              0.04(3)@         --^                (0.04)
Year ended 7/31/06                                            $1.00              0.03             --^                (0.03)
Year ended 7/31/05                                            $1.00              0.01             --^                (0.01)
Year ended 7/31/04                                            $1.00                --^            --^                   --^
-------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS C SHARES
Year ended 7/31/08                                            $1.00              0.03(3)          --^                (0.03)
Year ended 7/31/07                                            $1.00              0.04(3)@         --^                (0.04)
Year ended 7/31/06                                            $1.00              0.03             --^                (0.03)
Year ended 7/31/05                                            $1.00              0.01             --^                (0.01)
Year ended 7/31/04                                            $1.00                --^            --^                   --^
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/08                                            $1.00              0.04(3)          --^                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)          --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04             --                 (0.04)
Year ended 7/31/05                                            $1.00              0.02             --^                (0.02)
Year ended 7/31/04                                            $1.00              0.01             --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET SELECT SHARES
Year ended 7/31/08                                            $1.00              0.04(3)          --^                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)          --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04             --                 (0.04)
Year ended 7/31/05                                            $1.00              0.02             --                 (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01             --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET PREFERRED SHARES
Year ended 7/31/08                                            $1.00              0.04(3)          --^                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)          --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04             --                 (0.04)
Year ended 7/31/05                                            $1.00              0.02             --                 (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01             --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET TRUST SHARES
Year ended 7/31/08                                            $1.00              0.04(3)          --^                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)          --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04             --                 (0.04)
Year ended 7/31/05                                            $1.00              0.02             --                 (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01             --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                RATIOS/SUPPLEMENTAL DATA
                                                                                 ---------------------------------------------------
                                                                                                RATIOS OF    RATIOS OF    RATIOS OF
                                                                                     NET         EXPENSES     EXPENSES        NET
                                                   NET ASSET                        ASSETS,         TO           TO       INVESTMENT
                                                    VALUE,                          END OF        AVERAGE      AVERAGE      INCOME
                                                    END OF        TOTAL             PERIOD          NET          NET      TO AVERAGE
                                                    PERIOD        RETURN           (000 'S)     ASSETS (a)   ASSETS (b)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/08                                  $1.00          3.65%         $  892,765        0.66%         0.54%       3.44%
Year ended 7/31/07                                  $1.00          4.94%         $  605,987        0.66%         0.54%       4.82%
Year ended 7/31/06                                  $1.00          3.97%         $  563,551        0.66%         0.54%       3.81%
Year ended 7/31/05                                  $1.00          1.91%         $  958,735        0.65%         0.54%       1.86%
Year ended 7/31/04                                  $1.00          0.65%         $1,064,622        0.66%         0.54%       0.64%
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS A SHARES
Year ended 7/31/08                                  $1.00          3.40%         $  721,478        0.91%         0.79%       3.22%
Year ended 7/31/07                                  $1.00          4.67%         $  625,362        0.91%         0.79%       4.57%
Year ended 7/31/06                                  $1.00          3.71%         $  455,183        0.91%         0.79%       3.65%
Year ended 7/31/05                                  $1.00          1.66%         $  464,391        0.90%         0.79%       1.67%
Year ended 7/31/04                                  $1.00          0.40%         $  387,424        0.91%         0.79%       0.40%
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS B SHARES
Year ended 7/31/08                                  $1.00          2.62%         $    2,390        1.66%         1.54%       2.40%
Year ended 7/31/07                                  $1.00          3.90%         $    1,468        1.66%         1.54%       3.83%
Year ended 7/31/06                                  $1.00          2.94%         $    1,216        1.66%         1.54%       2.84%
Year ended 7/31/05                                  $1.00          0.95%         $    1,340        1.66%         1.51%       1.14%
Year ended 7/31/04                                  $1.00          0.24%         $    1,651        1.66%         0.95%       0.23%
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS C SHARES
Year ended 7/31/08                                  $1.00          2.63%         $    1,103        1.66%         1.54%       2.53%
Year ended 7/31/07                                  $1.00          3.90%         $    1,066        1.66%         1.54%       3.82%
Year ended 7/31/06                                  $1.00          2.93%         $      879        1.66%         1.54%       2.80%
Year ended 7/31/05                                  $1.00          0.95%         $    1,474        1.65%         1.46%       0.85%
Year ended 7/31/04                                  $1.00          0.23%         $    2,843        1.66%         0.98%       0.25%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/08                                  $1.00          3.96%         $2,380,397        0.64%         0.21%       3.82%
Year ended 7/31/07                                  $1.00          5.27%         $1,687,392        0.64%         0.21%       5.14%
Year ended 7/31/06                                  $1.00          4.30%         $1,263,609        0.65%         0.21%       4.25%
Year ended 7/31/05                                  $1.00          2.24%         $1,077,260        0.65%         0.21%       2.24%
Year ended 7/31/04                                  $1.00          0.98%         $1,049,608        0.65%         0.22%       0.98%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET SELECT SHARES
Year ended 7/31/08                                  $1.00          3.87%         $  110,410        0.73%         0.29%       3.47%
Year ended 7/31/07                                  $1.00          5.19%         $   59,901        0.72%         0.28%       5.07%
Year ended 7/31/06                                  $1.00          4.22%         $   35,579        0.73%         0.29%       4.16%
Year ended 7/31/05                                  $1.00          2.15%         $   23,924        0.73%         0.29%       2.23%
10/20/03(c) to 7/31/04                              $1.00          0.70%*        $   13,267        0.73%**       0.30%**     0.92%**
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET PREFERRED SHARES
Year ended 7/31/08                                  $1.00          3.80%         $  121,489        0.79%         0.36%       3.66%
Year ended 7/31/07                                  $1.00          5.12%         $   87,627        0.79%         0.35%       5.00%
Year ended 7/31/06                                  $1.00          4.15%         $   98,263        0.81%         0.36%       4.21%
Year ended 7/31/05                                  $1.00          2.08%         $   23,178        0.80%         0.36%       1.99%
10/20/03(c) to 7/31/04                              $1.00          0.65%*        $   27,206        0.80%**       0.37%**     0.85%**
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET TRUST SHARES
Year ended 7/31/08                                  $1.00          3.70%         $  311,528        0.89%         0.46%       3.60%
Year ended 7/31/07                                  $1.00          5.01%         $  230,909        0.89%         0.45%       4.90%
Year ended 7/31/06                                  $1.00          4.04%         $  160,782        0.91%         0.46%       4.18%
Year ended 7/31/05                                  $1.00          1.98%         $   25,047        0.90%         0.46%       2.01%
10/20/03(c) to 7/31/04                              $1.00          0.57%*        $   17,591        0.90%**       0.47%**     0.75%**
------------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.


                                  40-41 spread

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            NET ASSET                           NET REALIZED          LESS
                                                             VALUE,                NET         AND UNREALIZED     DISTRIBUTIONS
                                                           BEGINNING           INVESTMENT   GAINS/(LOSSES) FROM        TO
                                                           OF PERIOD             INCOME         INVESTMENTS       SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/08                                            $1.00              0.04(3)           --^                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
Year ended 7/31/04                                            $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET SELECT SHARES
Year ended 7/31/08                                            $1.00              0.04(3)           --^                (0.04)
Year ended 7/31/07                                            $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04               --                (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET PREFERRED SHARES
Year ended 7/31/08                                            $1.00              0.03(3)           --^                (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET TRUST SHARES
Year ended 7/31/08                                            $1.00              0.03(3)           --^                (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/08                                            $1.00              0.03(3)           --^                (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)@          --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04              --^                (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
Year ended 7/31/04                                            $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET SELECT SHARES
Year ended 7/31/08                                            $1.00              0.03(3)           --^                (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)@          --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04              --^                (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET PREFERRED SHARES
Year ended 7/31/08                                            $1.00              0.03(3)           --^                (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)@          --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04              --^                (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                                        $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET TRUST SHARES
Year ended 7/31/08                                            $1.00              0.03(3)           --^                (0.03)
Year ended 7/31/07                                            $1.00              0.05(3)@          --^                (0.05)
Year ended 7/31/06                                            $1.00              0.04              --^                (0.04)
Year ended 7/31/05                                            $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                                        $1.00                --^             --^                   --^
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       RATIOS/SUPPLEMENTAL DATA
                                                                   -----------------------------------------------------------------
                                                                                       RATIOS OF       RATIOS OF          RATIOS OF
                                                                       NET              EXPENSES        EXPENSES              NET
                                     NET ASSET                        ASSETS,              TO              TO             INVESTMENT
                                      VALUE,                          END OF             AVERAGE         AVERAGE            INCOME
                                      END OF        TOTAL             PERIOD               NET             NET            TO AVERAGE
                                      PERIOD        RETURN           (000 'S)          ASSETS (a)      ASSETS (b)         NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/08                     $1.00          3.66%         $  780,910             0.64%            0.21%            3.33%
Year ended 7/31/07                     $1.00          5.21%         $  487,057             0.66%            0.21%            5.08%
Year ended 7/31/06                     $1.00          4.23%         $  304,332             0.66%            0.21%            4.24%
Year ended 7/31/05                     $1.00          2.17%         $  264,707             0.66%            0.21%            2.16%
Year ended 7/31/04                     $1.00          0.86%         $  223,852             0.66%            0.31%            0.79%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET SELECT SHARES
Year ended 7/31/08                     $1.00          3.58%         $   43,793             0.72%            0.29%            2.99%
Year ended 7/31/07                     $1.00          5.13%         $   13,983             0.74%            0.29%            5.00%
Year ended 7/31/06                     $1.00          4.14%         $    6,337             0.75%            0.29%            4.22%
Year ended 7/31/05                     $1.00          2.09%         $    2,176             0.74%            0.30%            1.83%
10/20/03(c) to 7/31/04                 $1.00          0.65%*        $    5,202             0.75%**          0.30%**          0.82%**
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET PREFERRED SHARES
Year ended 7/31/08                     $1.00          3.51%         $  245,995             0.79%            0.36%            3.33%
Year ended 7/31/07                     $1.00          5.05%         $  225,141             0.81%            0.36%            4.93%
Year ended 7/31/06                     $1.00          4.07%         $  190,260             0.82%            0.36%            3.98%
Year ended 7/31/05                     $1.00          2.02%         $  228,555             0.81%            0.36%            1.96%
10/20/03(c) to 7/31/04                 $1.00          0.59%*        $  276,373             0.82%**          0.37%**          0.75%**
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET TRUST SHARES
Year ended 7/31/08                     $1.00          3.41%         $  219,872             0.89%            0.46%            3.17%
Year ended 7/31/07                     $1.00          4.95%         $  128,682             0.91%            0.46%            4.83%
Year ended 7/31/06                     $1.00          3.97%         $   96,003             0.92%            0.46%            3.85%
Year ended 7/31/05                     $1.00          1.92%         $  120,743             0.91%            0.46%            1.96%
10/20/03(c) to 7/31/04                 $1.00          0.51%*        $   70,270             0.92%**          0.47%**          0.66%**
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET INSTITUTIONAL SHARES
Year ended 7/31/08                     $1.00          3.21%         $1,217,028             0.63%            0.21%            2.78%
Year ended 7/31/07                     $1.00          5.15%         $  420,260             0.65%            0.21%            5.02%
Year ended 7/31/06                     $1.00          4.13%         $  386,757             0.65%            0.21%            4.11%
Year ended 7/31/05                     $1.00          2.08%         $  295,584             0.65%            0.21%            2.01%
Year ended 7/31/04                     $1.00          0.80%         $  399,195             0.65%            0.30%            0.74%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET SELECT SHARES
Year ended 7/31/08                     $1.00          3.10%         $   20,532             0.72%            0.29%            3.74%
Year ended 7/31/07                     $1.00          5.06%         $   63,885             0.73%            0.29%            4.93%
Year ended 7/31/06                     $1.00          4.05%         $   61,992             0.73%            0.29%            3.95%
Year ended 7/31/05                     $1.00          2.00%         $   83,171             0.73%            0.29%            2.01%
10/20/03(c) to 7/31/04                 $1.00          0.59%*        $   93,233             0.73%**          0.30%**          0.76%**
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET PREFERRED SHARES
Year ended 7/31/08                     $1.00          3.06%         $  480,906             0.79%            0.36%            3.01%
Year ended 7/31/07                     $1.00          4.99%         $  472,893             0.80%            0.36%            4.87%
Year ended 7/31/06                     $1.00          3.98%         $  625,196             0.80%            0.36%            3.85%
Year ended 7/31/05                     $1.00          1.93%         $  766,688             0.80%            0.36%            1.85%
10/20/03(c) to 7/31/04                 $1.00          0.54%*        $1,102,963             0.80%**          0.37%**          0.69%**
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET TRUST SHARES
Year ended 7/31/08                     $1.00          2.95%         $  144,089             0.88%            0.46%            2.61%
Year ended 7/31/07                     $1.00          4.88%         $   74,548             0.90%            0.46%            4.77%
Year ended 7/31/06                     $1.00          3.87%         $  113,124             0.90%            0.46%            3.79%
Year ended 7/31/05                     $1.00          1.83%         $  118,018             0.90%            0.46%            1.78%
10/20/03(c) to 7/31/04                 $1.00          0.46%*        $  165,402             0.90%**          0.47%**          0.58%**
-----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.


                                  42-43 spread

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            NET ASSET                           NET REALIZED          LESS
                                                             VALUE,                NET         AND UNREALIZED     DISTRIBUTIONS
                                                           BEGINNING           INVESTMENT   GAINS/(LOSSES) FROM        TO
                                                           OF PERIOD             INCOME         INVESTMENTS       SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL
MONEY MARKET INSTITUTIONAL
SHARES
Year ended 7/31/08                                            $1.00              0.02(3)          --^                (0.02)
Year ended 7/31/07                                            $1.00              0.03(3)          --                 (0.03)
Year ended 7/31/06                                            $1.00              0.03             --^                (0.03)
Year ended 7/31/05                                            $1.00              0.01             --^                (0.01)
Year ended 7/31/04                                            $1.00              0.01             --                 (0.01)
-------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL
MONEY MARKET CLASS A SHARES
Year ended 7/31/08                                            $1.00              0.02(3)          --^                (0.02)
Year ended 7/31/07                                            $1.00              0.03(3)          --                 (0.03)
Year ended 7/31/06                                            $1.00              0.02             --^                (0.02)
Year ended 7/31/05                                            $1.00              0.01             --^                (0.01)
Year ended 7/31/04                                            $1.00                --^            --                    --^
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/08                                            $1.00              0.03(3)          --^                (0.03)
Year ended 7/31/07                                            $1.00              0.04(3)@         --^                (0.04)
Year ended 7/31/06                                            $1.00              0.03             --^                (0.03)
Year ended 7/31/05                                            $1.00              0.02             --                 (0.02)
Year ended 7/31/04                                            $1.00              0.01             --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
CLASS A SHARES
Year ended 7/31/08                                            $1.00              0.02(3)          --^                (0.02)
Year ended 7/31/07                                            $1.00              0.03(3)@         --^                (0.03)
Year ended 7/31/06                                            $1.00              0.03             --^                (0.03)
Year ended 7/31/05                                            $1.00              0.01             --                 (0.01)
Year ended 7/31/04                                            $1.00                --^            --^                   --^
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
SELECT SHARES
Year ended 7/31/08                                            $1.00              0.03(3)          --^                (0.03)
Year ended 7/31/07                                            $1.00              0.03(3)@         --^                (0.03)
Year ended 7/31/06                                            $1.00              0.03             --^                (0.03)
Year ended 7/31/05                                            $1.00              0.01             --                 (0.01)
10/20/03(c) to 7/31/04                                        $1.00                --^            --^                   --^
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
PREFERRED SHARES
Year ended 7/31/08                                            $1.00              0.03(3)          --^                (0.03)
Year ended 7/31/07                                            $1.00              0.03(3)@         --^                (0.03)
Year ended 7/31/06                                            $1.00              0.03             --^                (0.03)
Year ended 7/31/05                                            $1.00              0.01             --                 (0.01)
10/20/03(c) to 7/31/04                                        $1.00                --^            --^                   --^
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
TRUST SHARES
Year ended 7/31/08                                            $1.00              0.02(3)          --^                (0.02)
Year ended 7/31/07                                            $1.00              0.03(3)@         --^                (0.03)
Year ended 7/31/06                                            $1.00              0.03             --^                (0.03)
Year ended 7/31/05                                            $1.00              0.01             --                 (0.01)
10/20/03(c) to 7/31/04                                        $1.00                --^            --^                   --^
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      RATIOS/SUPPLEMENTAL DATA
                                                                    ---------------------------------------------------------------
                                                                                      RATIOS OF        RATIOS OF         RATIOS OF
                                                                        NET            EXPENSES         EXPENSES             NET
                                   NET ASSET                           ASSETS,            TO               TO            INVESTMENT
                                    VALUE,                             END OF           AVERAGE          AVERAGE           INCOME
                                    END OF           TOTAL             PERIOD             NET              NET           TO AVERAGE
                                    PERIOD           RETURN           (000 'S)        ASSETS (a)       ASSETS (b)        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL
MONEY MARKET INSTITUTIONAL
SHARES
Year ended 7/31/08                  $1.00             2.41%         $  237,005           0.65%             0.54%            2.33%
Year ended 7/31/07                  $1.00             3.22%         $  195,970           0.67%             0.54%            3.17%
Year ended 7/31/06                  $1.00             2.65%         $  189,695           0.67%             0.54%            2.63%
Year ended 7/31/05                  $1.00             1.45%         $  164,404           0.67%             0.54%            1.42%
Year ended 7/31/04                  $1.00             0.59%         $  197,225           0.67%             0.54%            0.59%
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL
MONEY MARKET CLASS A SHARES
Year ended 7/31/08                  $1.00             2.25%         $   11,131           0.91%             0.70%            2.28%
Year ended 7/31/07                  $1.00             3.04%         $   14,710           0.92%             0.70%            3.07%
Year ended 7/31/06                  $1.00             2.48%         $    1,686           0.93%             0.70%            2.77%
Year ended 7/31/05                  $1.00             1.30%         $      110           0.93%             0.69%            1.45%
Year ended 7/31/04                  $1.00             0.49%         $       18           0.91%             0.64%            0.48%
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/08                  $1.00             2.75%         $  311,283           0.77%             0.21%            2.63%
Year ended 7/31/07                  $1.00             3.56%         $  230,703           0.79%             0.21%            3.49%
Year ended 7/31/06                  $1.00             2.88%         $  214,995           0.81%             0.25%            2.88%
Year ended 7/31/05                  $1.00             1.55%         $  187,829           0.80%             0.38%            1.55%
Year ended 7/31/04                  $1.00             0.68%         $  136,302           0.80%             0.38%            0.67%
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
CLASS A SHARES
Year ended 7/31/08                  $1.00             2.50%         $   66,877           1.02%             0.46%            2.32%
Year ended 7/31/07                  $1.00             3.30%         $   38,516           1.04%             0.46%            3.24%
Year ended 7/31/06                  $1.00             2.62%         $   27,027           1.06%             0.50%            2.62%
Year ended 7/31/05                  $1.00             1.30%         $   25,516           1.06%             0.63%            1.30%
Year ended 7/31/04                  $1.00             0.43%         $   17,590           1.05%             0.63%            0.42%
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
SELECT SHARES
Year ended 7/31/08                  $1.00             2.67%         $   26,267           0.85%             0.29%            2.54%
Year ended 7/31/07                  $1.00             3.47%         $   10,198           0.87%             0.29%            3.43%
Year ended 7/31/06                  $1.00             2.80%         $   10,551           0.89%             0.29%            3.23%
Year ended 7/31/05                  $1.00             1.47%         $       86           0.89%             0.46%            0.99%
10/20/03(c) to 7/31/04              $1.00             0.47%*        $      863           0.91%**           0.46%**          0.62%**
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
PREFERRED SHARES
Year ended 7/31/08                  $1.00             2.60%         $    9,515           0.92%             0.36%            2.64%
Year ended 7/31/07                  $1.00             3.40%         $    1,398           0.94%             0.36%            3.34%
Year ended 7/31/06                  $1.00             2.73%         $    2,402           0.96%             0.36%            3.27%
Year ended 7/31/05                  $1.00             1.40%         $       36           0.97%             0.53%            0.97%
10/20/03(c) to 7/31/04              $1.00             0.42%*        $      637           0.98%**           0.53%**          0.55%**
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
TRUST SHARES
Year ended 7/31/08                  $1.00             2.49%         $   37,099           1.02%             0.46%            2.46%
Year ended 7/31/07                  $1.00             3.30%         $   31,721           1.04%             0.46%            3.26%
Year ended 7/31/06                  $1.00             2.62%         $   26,028           1.06%             0.49%            2.81%
Year ended 7/31/05                  $1.00             1.30%         $    8,625           1.04%             0.63%            1.70%
10/20/03(c) to 7/31/04              $1.00             0.34%*        $      244           1.06%**           0.63%**          0.44%**
------------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Highlights

(a)  Before waivers and reimbursements.

(b)  Net of waivers and reimbursements.

(c)  Reflects date of commencement of operations.

^    Amount is less than $0.005.

*    Not annualized.

**   Annualized.

(3)  Average shares method used in calculation.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment was reported as Increase from payment by the advisor in the Statements of Operations. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $.005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.


                       See notes to financial statements.


                                  44-45 spread

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2008
--------------------------------------------------------------------------------

(1) ORGANIZATION

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of thirty-one separate investment portfolios, one of which has not commenced investment operations.

The accompanying financial statements and notes relate only to the following series of the Trust, each of which is diversified (individually a "Fund" and collectively the "Funds").

FUND NAME

Fifth Third Prime Money Market Fund ("Prime Money Market")
Fifth Third Institutional Money Market Fund ("Institutional Money Market") Fifth Third Institutional Government Money Market Fund
   ("Institutional Government Money Market")
Fifth Third U.S. Treasury Money Market Fund ("U.S. Treasury Money Market") Fifth Third Michigan Municipal Money Market Fund
   ("Michigan Municipal Money Market")
Fifth Third Municipal Money Market Fund ("Municipal Money Market")

Michigan Municipal Money Market has two classes of shares: Institutional and Class A shares. Institutional Money Market, Institutional Government Money Market and U.S. Treasury Money Market have four classes of shares:
Institutional, Select, Preferred and Trust shares. Prime Money Market has four classes of shares: Institutional, Class A, Class B and Class C shares. Prime Money Market Advisor shares outstanding on November 26, 2007 were exchanged for Class A shares of the Fund. No Financial Highlights information is presented for Advisor shares. Certain activity for the period from August 1, 2007 through November 26, 2007 for Advisor shares is included in the Statements of Operations, Statements of Changes in Net Assets and these Notes to Financial Statements. Municipal Money Market has five classes of shares: Institutional, Class A, Select, Preferred and Trust shares. All Funds' Class B shares are closed for purchases as of this report date. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Fund Merger--On November 16, 2007 (the "Closing Date"), Prime Money Market ("Acquiring Fund") acquired the net assets of Government Money Market ("Acquired Fund") pursuant to an Agreement and Plan of Reorganization approved by shareholders of the Acquired Fund on November 16, 2007. The acquisition was accomplished by a tax-free exchange of shares of each class of Prime Money Market for the corresponding class of Government Money Market as of the Closing Date. Information about the combining funds as of the Closing Date is as follows; the shares issued by the Acquired Fund are disclosed in the Statement of Changes in Net Assets.

                                                        NET ASSETS AS OF
FUND                             DESCRIPTION            NOVEMBER 16, 2007
-------------------------------------------------------------------------
Prime Money Market               Acquiring Fund          $1,268,851,875
Government Money Market          Acquired Fund              205,338,449
                                                         --------------
Prime Money Market               After Acquisition       $1,474,190,324
                                                         ==============

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2008
--------------------------------------------------------------------------------

reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuations--Investments of the Funds are valued at either amortized cost, which approximates market value, or at original cost, which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. Investments in other open-end investment companies are valued at net asset value as reported by such investment companies.

Repurchase Agreements--The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees of the Funds (the "Trustees"). It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, have legally segregated in the Federal Reserve Book Entry System, or have segregated within the custodian bank's vault, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend or capital gain distributions from investment company securities are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Delayed Delivery Transactions ("TBAs")--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date. To the extent the Funds hold these types of securities at period end, a sufficient amount of cash and/or securities is segregated as collateral. As of July 31, 2008, the Funds did not hold when-issued or delayed delivery securities.

Lending Portfolio Securities-- Each Fund (except U.S. Treasury Money Market) may lend securities up to 33 1/3% of the Fund's total assets (plus the amount of securities out on loan) to qualified borrowers (typically broker-dealers) in order to enhance fund earnings by investing cash collateral received in making such loans. The Funds continue to earn interest and dividends on securities loaned by way of receiving substitute payments (substitute dividend payments are generally not classified as Qualified Dividend Income for federal income tax purposes). Loans will be made only to borrowers deemed by the Lending Agent to be of sufficiently strong financial standing, organizational stability and creditworthiness under guidelines established by the Trustees and when, in the judgment of the Lending Agent, the consideration that can be earned currently from such securities loans justifies the attendant risks.

The Trust has engaged its custodian bank, State Street Bank and Trust Company ("State Street" or "Lending Agent"), to act as lending agent and to administer its securities lending program. The Funds commenced lending securities on April 16, 2008. U.S. Treasury Money Market inadvertently lent securities through April 29, 2008 resulting in $79,939 of securities lending income, but has not participated in securities lending subsequent to that date. State Street will earn a portion of program net income for its services. When a Fund makes a security loan, it receives cash collateral as protection against borrower default on the loaned security position and records an asset for the cash/invested collateral and a liability for the return of the collateral. Securities on loan continue to be included in investment securities at market value on the Statements of Assets and Liabilities and remain on the Schedule of Investments. As of July 31, 2008, no funds had securities on loan.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2008
--------------------------------------------------------------------------------


Loans of securities are required at the time the loan is made to be secured by collateral at least equal to 105% of the prior day's market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange; or 102% of the prior day's market value of the securities on loan (including accrued interest) of any other loaned securities, and not less than 100% thereafter. The Funds may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency sponsored obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments.

During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in market value. State Street marks to market securities loaned and the collateral each business day. If additional collateral is due, State Street collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, State Street may experience delays in, or may be prevented from, recovering the collateral on behalf of a Fund. State Street may on behalf of a Fund recall a loaned security position at any time from a borrower, who is obligated to return the security recalled. In the event the borrower fails to return a recalled security in a timely fashion, State Street reserves the right to use the collateral to purchase like securities in the open market. State Street indemnifies the Funds against borrower default by agreeing to compensate for any shortfall between the collateral held and the cost of obtaining replacement securities. If replacement securities are not available, State Street will credit the equivalent cash value to the Fund(s).

Other--Expenses directly attributable to a Fund are charged to the Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses specifically related to that class, such as administrative services and distribution fees.

Distributions to Shareholders-- Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications. Accordingly, at July 31, 2008, reclassifications were recorded as follows:

                                           INCREASE            INCREASE (DECREASE)          DECREASE
                                       UNDISTRIBUTED NET        UNDISTRIBUTED NET      PAID-IN-CAPITAL IN
                                       INVESTMENT INCOME       REALIZED GAIN (LOSS)       EXCESS OF PAR
                                       -----------------       --------------------       -------------
Prime Money Market                             $5,890                $ 3,316               $ (9,206)
Institutional Money Market                      3,371                     --                 (3,371)
Institutional Government Money Market           1,479                     --                 (1,479)
U.S. Treasury Money Market                      2,354                 61,932                (64,286)
Michigan Municipal Money Market                   283                     --                   (283)
Municipal Money Market                          2,885                 (2,399)                  (486)

Federal Taxes--It is the intention of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48"), in June 2006. FIN 48 requires the recognition of tax benefits of an uncertain tax position only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Funds adopted the provisions of FIN 48 on January 31, 2008. Management has reviewed the Funds' tax positions for all open tax years, and concluded that adoption had no effect on each Fund's financial position or results of operations. At July 31, 2008, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2008
--------------------------------------------------------------------------------

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds' U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements--In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements. ("FAS 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While Management is currently assessing the likely impact of FAS 157, as of this report date, Management does not believe the adoption of FAS 157 will have a significant impact to the Funds' financial statements. Additional disclosures may be required however, relating to the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets.

In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"). FAS 161 may require enhanced disclosures about Funds' derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures.

(3) RELATED PARTY TRANSACTIONS

Investment Advisory Fee--FTAM is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services to the Funds, FTAM receives an investment advisory fee computed daily based on each Fund's average daily net assets and paid monthly. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See below, including the table of advisory fee, waiver and expense limitations.

Administration Fee-- FTAM is the Trust's administrator (the "Administrator") and generally assists in all aspects of the Trust's administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

         ADMINISTRATION FEE         TRUST AVERAGE DAILY NET ASSETS
         ------------------         ------------------------------
         0.20%                      Up to $1 billion
         0.18%                      In excess of $1 billion up to $2 billion
         0.17%                      In excess of $2 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its administration fee. In addition, a $10,000 annual per class, per Fund fee applies beyond the first four classes per Fund, and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fees, waivers and expense limitations below.

Advisory Fee, Waivers, Expense Limitations-- In its capacity as Advisor and Administrator, FTAM has entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 12 months commencing November 29, 2007). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2008
--------------------------------------------------------------------------------

amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the expense limitation. All waivers not recovered at the end of the period expire on November 28, 2008. The Funds' various annual fee rates, waivers and expense limitations as of this report date are as follows:

                                                                                       CLASS EXPENSE LIMITATION *
                                                                            -------------------------------------------------
                                                                   ADMINI-                                         REIMBURSE-
                                               ADVISORY  EXPENSE  STRATION                                            MENT
                                     ADVISORY     FEE    LIMITA-    FEE     INSTITU-                                RECOVER-
FUND                                    FEE     WAIVER   TION **   WAIVER    TIONAL        A        B         C      ABLE***
-----------------------------------------------------------------------------------------------------------------------------
Prime Money Market                     0.40%       NA       C       0.08%     0.54%      0.79%    1.54%     1.54%  $1,232,322
Institutional Money Market             0.40%    0.30%       C       0.07%     0.21%         NA       NA        NA   8,249,741
Institutional Government Money Market  0.40%    0.30%       C      0.045%     0.21%         NA       NA        NA   4,089,130
U.S. Treasury Money Market             0.40%    0.30%       C       0.10%     0.21%         NA       NA        NA   4,278,151
Michigan Municipal Money Market        0.40%       NA       C      0.065%     0.54%      0.70%#      NA        NA     168,981
Municipal Money Market                 0.50%    0.40%       C       0.04%     0.21%      0.46%       NA        NA   1,528,180

* The annual limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The annual limitations are 0.29%, 0.36% and 0.46%, respectively, for the Select, Preferred and Trust Shares of each of Institutional Money Market, Institutional Government Money Market, U.S. Treasury Money Market and Municipal Money Market.

**   C - Contractual

*** The cumulative amounts waived and/or reimbursed in thousands and which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 29, 2007 through July 31, 2008.

# In addition to any other expense limitations applicable to certain Funds, the Distributor has voluntarily agreed to limit the expenses of certain classes by means of waiving a portion of the annual 12b-1 fee as follows:
     Michigan Municipal Money Market Class A - 0.09%.


Accounting Fees-- FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per fund annual minimum, plus out-of-pocket expenses.

         ACCOUNTING FEE             FUND AVERAGE DAILY NET ASSETS
         --------------             -----------------------------
         0.020%                     Up to $500 million
         0.015%                     In excess of $500 million up to $1 billion
         0.010%                     In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

Distribution and/or Servicing Fees, Waivers--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust's distributor/principal underwriter (the "Distributor"). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund's shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to that shown below based on average daily net assets of the respective classes in the Plan. The Distributor has voluntarily agreed to limit the expenses of certain classes of certain funds by way of waiving a portion of the Distribution and/or Servicing Fee; annual 12b-1 fees and voluntary waivers are shown below.

         CLASS         DISTRIBUTION/SERVICING FEE   DISTRIBUTION/SERVICING FEE WAIVER
         ----------------------------------------------------------------------------
         Class A       0.25%                        0.09% - Michigan Municipal Money Market
         Class B       1.00%                        NA
         Class C       0.75%                        NA
         Advisor       0.50%                        NA

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2008
--------------------------------------------------------------------------------

In addition, the Distributor earned contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class C advance commission finance agent. CDSCs on Class C shares for the period ended as of this report date were $11,998 for the Trust, a majority of which was attributed to FTAM. Affiliates of FTAM earned reallowed 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $3,843,408 for the period ended as of the report date.

Administrative Servicing Fee--The Trust has an Administrative Servicing Agreement with the Distributor with respect to Class C, Select, Preferred and Trust shares. Under the Agreements, certain administrative services, including those relating to the maintenance of shareholder accounts were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receive fees computed at annual rates up to those shown below, based on average daily net assets of the respective classes.

         CLASS                      ADMINISTRATIVE SERVICES FEE
         -----                      ---------------------------
         Class C                    0.25%
         Select                     0.08%
         Preferred                  0.15%
         Trust                      0.25%

Transfer and Dividend Disbursing Agent--Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund of the Trust's relative average daily net assets, at the aggregate annual rate of $370,000. FTAM earned $370,000 from the Trust in service fees for the period ended as of this report date.

Other--Certain officers of the Trust are also officers of FTAM and/or its affiliates. Effective June 28, 2007, certain non-principal officers of the Trust are also employees of State Street. None of these officers are paid any fees by the Trust.

Payments by Affiliates-- BISYS Fund Services, Inc. ("BISYS"), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of BISYS's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of BISYS or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with BISYS, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts paid to each Fund are disclosed in the Statements of Changes in Net Assets as Increase from payment by the advisor for the fiscal year ended July 31, 2007. The amounts were allocated among the components of net assets for the year then ended for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would have been lower had the payments not been made; see the Notes to Financial Highlights.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2008
--------------------------------------------------------------------------------

(4) LINE OF CREDIT

As of February 1, 2008, the Funds of the Trust have an uncommitted, unsecured line of credit facility with State Street Bank and Trust Company. Under the terms of the agreement, the Funds of the Trust may borrow up to $100 million in the aggregate. The purpose of the facility is to permit the Funds to borrow cash if necessary to meet temporary or emergency cash needs, including to pay redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 1/3% of a Fund's net assets and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than State Street's overnight federal funds annual rate plus the annual rate of 0.50%. There were no borrowings against the line of credit during the period the agreement was in place.

(5) FEDERAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended July 31, 2008 and 2007 was as follows:

                                           JULY 31, 2008                                   JULY 31, 2007
                          ----------------------------------------------   ---------------------------------------------
                                                 TAX           TOTAL                            TAX            TOTAL
                           ORDINARY INCOME      EXEMPT     DISTRIBUTIONS   ORDINARY INCOME     EXEMPT      DISTRIBUTIONS
                            DISTRIBUTIONS   DISTRIBUTIONS       PAID        DISTRIBUTIONS   DISTRIBUTIONS       PAID
                          ----------------  -------------  -------------   ---------------  -------------  -------------
Prime Money Market           $ 48,480,925    $        --    $ 48,480,925     $54,639,437    $        --    $54,639,437
Institutional Money Market    101,931,130             --     101,931,130      93,444,119             --     93,444,119
Institutional Government
   Money Market                43,035,240             --      43,035,240      36,302,447             --     36,302,447
U.S. Treasury Money Market     41,369,495             --      41,369,495      55,940,604             --     55,940,604
Michigan Municipal Money Market        --      5,360,926       5,360,926              --      6,205,290*     6,205,290
Municipal Money Market                 --     10,117,426      10,117,426              --     10,039,660*    10,039,660

* In addition, for Federal tax purposes, the following amounts were distributions payable at July 31, 2006 that were paid in the year ending July 31, 2007:

     Michigan Municipal Money Market         $499,803
     Municipal Money Market                   803,007

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                                     TOTAL
                                                                ACCUMULATED       ACCUMULATED
                         UNDISTRIBUTED TAX    UNDISTRIBUTED     CAPITAL AND        EARNINGS/
                            EXEMPT INCOME    ORDINARY INCOME   OTHER LOSSES        (DEFICIT)
                           ---------------  ----------------   ------------      ------------
Prime Money Market               $  --            $82,621        $(202,516)       $(119,895)
Institutional Money Market          --             53,183         (118,350)         (65,167)
Institutional Government
   Money Market                     --             26,879           (1,459)          25,420
U.S. Treasury Money Market          --             10,442          (58,816)         (48,374)
Michigan Municipal
   Money Market                 (5,549)                --          (14,553)         (20,102)
Municipal Money Market           2,056                 --               (5)           2,051

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2008
--------------------------------------------------------------------------------

As of July 31, 2008, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations:

                                         EXPIRATION YEAR                  TOTAL
                            ---------------------------------------       -----
                               2009      2010       2014      2015
                            -------      ----    -------      ----
Prime Money Market          $    --       $--    $92,314       $--       $92,314
Institutional Money Market       --        --        696        --           696
U.S. Treasury Money Market   58,816        --         --        --        58,816

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Funds' next taxable year. For the year ended July 31, 2008, the Funds deferred to August 1, 2008 post October capital losses of:

                                              CAPITAL LOSSES
                                              --------------
         Prime Money Market                      $114,669
         Institutional Money Market               117,541
         Michigan Municipal Money Market           12,595
         Municipal Money Market                         5

During the tax year ended July 31, 2008, the Funds utilized capital loss carryforwards in the following amounts:

                                              CAPITAL LOSSES
                                              --------------
         Institutional Government Money Market     $   295
         U.S. Treasury Money Market                 62,960

(6) CONCENTRATIONS

Michigan Municipal Money Market holds a significant portion of its investments in debt obligations issued by the state of Michigan, and its respective political subdivisions, agencies and public authorities at this report date. The Fund is more susceptible to factors adversely affecting issuers of municipal securities from this state than a Fund that is not concentrated in these issuers to the same extent.

(7) MARKET AND CREDIT RISK

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds' Statements of Assets and Liabilities.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2008
--------------------------------------------------------------------------------

(8) SUBSEQUENT EVENT

Proposed Fund Mergers--At a special meeting of the Board of Trustees on July 30, 2008, the Trustees approved Agreements and Plans of Reorganization (the "Plans"), relating to the proposed reorganizations of certain funds of the Trust with and into certain series of Money Market Obligations Trust (the "Proposed Reorganizations"). Several Funds within these financial statements are parties to proposed reorganizations, whereby the "Acquiring Fund" proposes to acquire the "Acquired Fund" as shown below. Each of the proposed reorganizations is independent and not conditioned on the others. A proxy/prospectus relating to the Proposed Reorganizations was filed with the Securities and Exchange Commission on September 2, 2008, indicating anticipated shareholder meeting and closing dates to be held on or about November 21, 2008. The Plans are subject to approval of the shareholders of the Acquired Funds.

     ACQUIRING FUND                              ACQUIRED FUND
     Federated Michigan Municipal Cash Trust     Michigan Municipal Money Market
     Federated Municipal Obligations Fund        Municipal Money Market

Market Conditions (Unaudited) Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Fifth Third Funds. Such events occurring subsequent to the date of this report have included, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. These companies represent financial institutions with which certain of the Funds conduct business, and/or whose securities are or may be held within the Funds. The potential investment of each Funds' investments in these issuers, and the financial sector in general, as reflected in each Fund's schedule of investments, exposes investors to the negative (or positive) performance resulting from these and other events. U.S. Government Agency securities and collateral received by the Funds under various arrangements may include bonds issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

                                                           REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees and
Shareholders of The Fifth Third Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fifth Third Prime Money Market Fund, Fifth Third Institutional Money Market Fund, Fifth Third Institutional Government Money Market Fund, Fifth Third U.S. Treasury Money Market Fund, Fifth Third Michigan Municipal Money Market Fund and Fifth Third Municipal Money Market Fund (the "Funds") at July 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, MO
September 26, 2008

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                         FIFTH THIRD FUNDS MANAGEMENT ^


The Trustees and Officers of the Funds, age, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

                                                         INDEPENDENT TRUSTEES

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                          POSITION(S)      TERM OF                                             IN FUND
                             HELD        OFFICE AND                                            COMPLEX          OTHER
    NAME AND               WITH THE       LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN BY    DIRECTORSHIPS
       AGE                   FUNDS       TIME SERVED      DURING THE PAST 5 YEARS              TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Edward Burke Carey      Chairman-Board   Indefinite,     Carey Realty Investments, Inc.          31           Canisius
Age: 63                   of Trustees      January       (real estate development and                      College-Trustee.
                                        1989-Present     consulting), President, 1990-Present.

David J. Durham             Trustee      Indefinite,     Chairman of Clipper Products, Inc.,     31           None
Age: 63                                  June 2001-      a wholesale distributor, 2005-Present.
                                           Present       Chairman of Norris Products Corp.,
                                                         a wholesale distributor, 2005-Present.
                                                         President and Chief Executive Officer
                                                         of Clipper Products, Inc., 1997-Present.

J. Joseph Hale Jr.          Trustee      Indefinite,     EVP and Managing Director, DHR          31           Trustee for
Age: 58                                     March        International (executive recruiter),              Hanover College.
                                        2001-Present     April 2007-Present. Consultant, Duke            National Underground
                                                         Energy, April 2006-March 2007.                     Freedom Center,
                                                         President, Cinergy Foundation,                   The Cincinnati Zoo,
                                                         November 2001-March 2006.                       The Ohio Arts Council,
                                                                                                             The Cincinnati
                                                                                                            Parks Foundation,
                                                                                                             and Playhouse
                                                                                                             in the Park.

John E. Jaymont             Trustee      Indefinite,     AVP, PIANKO, Feb. 2002-                 31            Printing
Age: 63                                    October       Present. Business                                   Industries of
                                        2001- Present    Management Consultant, April                    America: Web Offset
                                                         2000-February 2002.                           Assoc., Director; Master
                                                                                                         Printers of America,
                                                                                                               Director.

David J. Gruber             Trustee     Indefinite,      President, DJG Financial Consulting     31           None
Age: 44                                   December       (accounting and finance consultant),
                                        2003-Present     June 2007-Present. Resources Global
                                                         Professionals, Project Professional,
                                                         December 2004-June 2007. Ohio Arts
                                                         & Sports Facilities Commission
                                                         (state funding oversight agency),
                                                         CFO, April 2003-December 2004. Ohio
                                                         Expositions Commission (state fair
                                                         and expo center), Finance Director,
                                                         April 1996-March 2003.

^    Additional disclosure can be found in the Statement of Additional
     Information, which can be obtained by calling 1-800-282-5706.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                    OFFICERS

                                                                 TERM OF
                                 POSITION(S)                    OFFICE AND
                                    HELD                         LENGTH OF
      NAME                        WITH THE                         TIME               PRINCIPAL OCCUPATION(S)
     AND AGE                        FUNDS                         SERVED              DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
E. Keith Wirtz                    President                 Indefinite, April       President, Fifth Third Asset Management,
Age: 48                                                        2007-Present         Inc. 2003- Present, Managing Partner,
                                                                                    Paladin Investment Associates, LLC,
                                                                                    2000-2003.

Matthew A. Ebersbach           Vice President               Indefinite, March       Vice President of Fifth Third Bank
Age: 38                                                        2006-Present         since 2001.

Richard B. Ille                Vice President               Indefinite, April       Managing Director, Products and Marketing,
Age: 43                                                        2007-Present         Fifth Third Asset Management, Inc.,
                                                                                    2001-Present.

James A. Mautino                 Anti-Money                    Indefinite,          Vice President and Chief Compliance Officer,
Age: 40                        Laundering and                 February 2007-        Fifth Third Asset Management, Inc. August
                              Chief Compliance                    Present           2005-Present, Director of Risk and
                                   Officer                                          Compliance, State Street Bank and Trust
                                                                                    Company, October 1995-July 2005.

Shannon King                      Treasurer                 Indefinite, March       Vice President, Fifth Third Asset
Age: 36                                                        2008-Present         Management, Inc. September 2007-Present,
                                                                                    Assistant Vice President and Capital
                                                                                    Markets Derivative Manager, Fifth Third
                                                                                    Bank, 2005- 2007, Capital Markets
                                                                                    Accounting Manager, Fifth Third Bank
                                                                                    2001-2005.

Matthew A. Swendiman              Secretary                 Indefinite, April       Vice President and Counsel of Fifth Third
Age: 35                                                        2007-Present         Bank, March 2006 to Present. Attorney,
                                                                                    Kirkpatrick & Lockhart Nicholson Graham,
                                                                                    LLP, May 2005-March 2006. Counsel, The
                                                                                    Phoenix Companies, Inc., July 2002-April
                                                                                    2005. Assistant Vice President and Assistant
                                                                                    Counsel, Conseco Capital Management, Inc.,
                                                                                    December 2000-June 2002.

Christopher Roetzer          Assistant Treasurer             Indefinite, June       Vice President, State Street Bank and Trust
Age: 45                                                        2007-Present         Company (a Massachusetts trust company)
                                                                                    from 2004 to Present. Vice President,
                                                                                    Assistant Treasurer and Principal
                                                                                    Accounting Officer, IDEX Mutual Funds,
                                                                                    AEGON/Transamerica Series Fund, Inc.;
                                                                                    various AEGON USA affiliates, 1986-2003.

Tracy Kaufman                Assistant Treasurer             Indefinite, June       Assistant Vice President, State Street Bank
Age: 49                                                        2007-Present         and Trust Company (a Massachusetts trust
                                                                                    company) from 1986 to Present.

Francine S. Hayes            Assistant Secretary             Indefinite, June       Vice President and Counsel, State Street
Age: 40                                                        2007-Present         Bank and Trust Company (a Massachusetts
                                                                                    trust company) from 2004 to Present; and
                                                                                    Assistant Vice President and Counsel, State
                                                                                    Street Bank and Trust Company, from 2001
                                                                                    to 2004.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                           ADDITIONAL TAX INFORMATION

The tax-exempt percentage of ordinary income and short-term capital gain distributions paid during fiscal year 2008 was as follows:


                                              PERCENTAGE
                                              ----------
      Michigan Municipal Money Market               100%
      Municipal Money Market                        100%



                          RESULTS OF SHAREHOLDER PROXY

At a special meeting of shareholders of the Fifth Third Government Money Market Fund (the "Fund"), a series of the Fifth Third Funds (the "Trust") held on November 16, 2007, the results of the proposal were as follows:

Proposal: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the Fifth Third Prime Money Market Fund.


                         VOTES
      --------------------------------------
      Affirmative                182,512,135
      Against                      3,836,364
      Abstain                        372,288

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                 EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 through July 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                               EXPENSE          EXPENSE
                                                                  BEGINNING     ENDING          PAID             RATIO
                                                                   ACCOUNT      ACCOUNT        DURING            DURING
                                                                    VALUE        VALUE        PERIOD*            PERIOD
                                                                   2/1/08       7/31/08   2/1/08 - 7/31/08  2/1/08 - 7/31/08
----------------------------------------------------------------------------------------------------------------------------
Prime Money Market                     Institutional Shares      $1,000.00     $1,012.50       $2.70              0.54%
                                       Class A Shares             1,000.00      1,011.20        3.95              0.79%
                                       Class B Shares             1,000.00      1,007.50        7.69              1.54%
                                       Class C Shares             1,000.00      1,007.50        7.69              1.54%

Institutional Money Market             Institutional Shares       1,000.00      1,014.30        1.05              0.21%
                                       Select Shares              1,000.00      1,013.90        1.45              0.29%
                                       Preferred Shares           1,000.00      1,013.60        1.80              0.36%
                                       Trust Shares               1,000.00      1,013.10        2.30              0.46%

Institutional Government Money Market  Institutional Shares       1,000.00      1,012.70        1.05              0.21%
                                       Select Shares              1,000.00      1,012.30        1.45              0.29%
                                       Preferred Shares           1,000.00      1,011.40        1.80              0.36%
                                       Trust Shares               1,000.00      1,022.40        2.31              0.46%

U.S. Treasury Money Market             Institutional Shares       1,000.00      1,010.30        1.05              0.21%
                                       Select Shares              1,000.00      1,009.90        1.45              0.29%
                                       Preferred Shares           1,000.00      1,009.60        1.80              0.36%
                                       Trust Shares               1,000.00      1,009.10        2.30              0.46%

Michigan Municipal Money Market        Institutional Shares       1,000.00      1,008.70        2.70              0.54%
                                       Class A Shares             1,000.00      1,007.80        3.49              0.70%

Municipal Money Market                 Institutional Shares       1,000.00      1,010.20        1.05              0.21%
                                       Class A Shares             1,000.00      1,008.90        2.30              0.46%
                                       Select Shares              1,000.00      1,009.80        1.45              0.29%
                                       Preferred Shares           1,000.00      1,009.40        1.80              0.36%
                                       Trust Shares               1,000.00      1,008.90        2.30              0.46%

--------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                               EXPENSE          EXPENSE
                                                                  BEGINNING     ENDING          PAID             RATIO
                                                                   ACCOUNT      ACCOUNT        DURING            DURING
                                                                    VALUE        VALUE        PERIOD*            PERIOD
                                                                   2/1/08       7/31/08   2/1/08 - 7/31/08  2/1/08 - 7/31/08
----------------------------------------------------------------------------------------------------------------------------
Prime Money Market                     Institutional Shares      $1,000.00    $1,022.18        $2.72              0.54%
                                       Class A Shares             1,000.00     1,020.93         3.97              0.79%
                                       Class B Shares             1,000.00     1,017.21         7.72              1.54%
                                       Class C Shares             1,000.00     1,017.21         7.72              1.54%

Institutional Money Market             Institutional Shares       1,000.00     1,023.82         1.06              0.21%
                                       Select Shares              1,000.00     1,023.42         1.46              0.29%
                                       Preferred Shares           1,000.00     1,023.07         1.81              0.36%
                                       Trust Shares               1,000.00     1,022.58         2.31              0.46%

Institutional Government Money Market  Institutional Shares       1,000.00     1,023.82         1.06              0.21%
                                       Select Shares              1,000.00     1,023.42         1.46              0.29%
                                       Preferred Shares           1,000.00     1,023.07         1.81              0.36%
                                       Trust Shares               1,000.00     1,022.58         2.31              0.46%

U.S. Treasury Money Market             Institutional Shares       1,000.00     1,023.82         1.06              0.21%
                                       Select Shares              1,000.00     1,023.42         1.46              0.29%
                                       Preferred Shares           1,000.00     1,023.07         1.81              0.36%
                                       Trust Shares               1,000.00     1,022.58         2.31              0.46%

Michigan Municipal Money Market        Institutional Shares       1,000.00     1,022.18         2.72              0.54%
                                       Class A Shares             1,000.00     1,021.38         3.52              0.70%

Municipal Money Market                 Institutional Shares       1,000.00     1,023.82         1.06              0.21%
                                       Class A Shares             1,000.00     1,022.58         2.31              0.46%
                                       Select Shares              1,000.00     1,023.42         1.46              0.29%
                                       Preferred Shares           1,000.00     1,023.07         1.81              0.36%
                                       Trust Shares               1,000.00     1,022.58         2.31              0.46%

-----------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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                                       62

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                                       63

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                                       64

ADDRESSES
-------------------------------------------------------------------------------------------------------


Fifth Third Funds                                                 Fifth Third Funds
                                                                  38 Fountain Square Plaza
                                                                  Cincinnati, Ohio 45202
-------------------------------------------------------------------------------------------------------


Investment Advisor, Administrator and Accountant                  Fifth Third Asset Management, Inc.
                                                                  38 Fountain Square Plaza
                                                                  Cincinnati, Ohio 45202
-------------------------------------------------------------------------------------------------------


Distributor                                                       FTAM Funds Distributor, Inc.
                                                                  1290 Broadway, Suite 1100
                                                                  Denver, Colorado 80203
-------------------------------------------------------------------------------------------------------


Custodian, Sub-Accountant and Sub-Administrator                   State Street Bank and Trust Company
                                                                  801 Pennsylvania Avenue
                                                                  Kansas City, Missouri 64105
-------------------------------------------------------------------------------------------------------


Transfer and Dividend Disbursing Agent                            Boston Financial Data Services, Inc.
                                                                  30 Dan Road
                                                                  Canton, Massachusetts 02021
-------------------------------------------------------------------------------------------------------


Independent Registered Public Accounting Firm                     PricewaterhouseCoopers LLP
                                                                  1055 Broadway, 10th Floor
                                                                  Kansas City, MO 64105
-------------------------------------------------------------------------------------------------------

Advised by

FTAM
FIFTH THIRD ASSET MANAGEMENT

BEYOND THE TRADITIONAL


                                 1-800-282-5706

FTF1359 073109                                                         AR-MMF-08
9/08

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

On September 24, 2008, the Code of Ethics was amended to include (i) additional obligations with respect to reporting of certain financial interests or relationships of officers covered by the Code of Ethics, (ii) additional recordkeeping requirements, and (iii) other non-material changes. The Code of Ethics, as amended, is attached hereto as Exhibit 12(a)(1).

There have been no waivers granted by the registrant to individuals covered by the Code of Ethics during the period covered by this report on Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that it has one audit committee financial expert serving on the registrant's Audit Committee that possess the attributes identified in Item 3(b) of Form N-CSR. The name of the audit committee financial expert is David J. Gruber and Mr. Gruber is "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services normally provided in connection with statutory and regulatory filings and engagements for the last two fiscal years ended July 31, 2007 and July 31, 2008 were $319,400 and $403,642, respectively.

(b)  Audit Related Fees

The registrant was not billed any fees by the principal accountant for the fiscal year ended July 31, 2007 or July 31, 2008 for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements and not otherwise included under paragraph (a) of this Item 4.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended July 31, 2007 and July 31, 2008 were $104,850 and $145,575, respectively.

(d)  All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for the last two fiscal years ended July 31, 2007 and July 31, 2008 were $0 and $0, respectively.

(e)  Pre-Approval Policies and Procedures

(1)  Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.   Purpose

Under the Sarbanes-Oxley act of 2002 (the "Act"), the audit committee (the "Committee") of the Board of Trustees of Fifth Third Funds (the "Trust") is responsible for the appointment, compensation and oversight of the work of the Trust's independent auditor. As part of this responsibility, the Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor's independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that the Trust's independent auditor may not provide to the Trust, as well as the committee's administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these audit and non-audit services pre-approval policies and procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.  General Pre-Approval Policies

It is the policy of the committee that audit and non-audit services to be performed by the Trust's independent auditor be pre-approved only when in the best interests of the Trust's shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor's independence. In granting any pre-approval, consideration shall be given to:

     1.   The qualifications of the auditor to perform the services involved;

     2. The proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

     3. The permissibility of the services under applicable rules and guidance of the SEC;

     4. The effect, if any, of the performance of the proposed services on the auditor's independence;

     5. The effect of the compensation for the proposed services on the auditor's independence; and

     6. The effect, if any, of the proposed services on the Trust's ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendations. No pre-approval shall be made in a manner that would constitute a delegation to the Trust's management.

III. Procedures for Pre-Approval by the Committee

1. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2. All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust's Board of Trustees) whenever practicable.

3. Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.   If consideration of a request for pre-approval on the dates identified in
     Section III (2) would not be timely, the requesting party shall notify the Committee's chairman. The Committee's chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5. Requests for pre-approval may include, but are not limited to, the following services:

     A.   Audit engagement, particularly for interim periods;

     B.   Preparation of fund tax returns;

     C. Review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

     D.   Review of its shareholder materials;

     E. Review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

     F.   Market research and strategic insights.

6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7. Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8. The Committee's action on a request for pre-approval shall be recorded in the Committee's minutes.

9. The Committee's action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust's management.

10. The Committee's action on a request for pre-approval shall be reported to the full board of Trustees.

11.  Pre-approvals will be granted for a period of no more than one year.

IV.  Procedures for Pre-Approval by a Delegate of the Committee

1. Where it has been determined by the Committee's chairman that consideration of a request for pre-approval by the full Committee would not be timely, the chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the "delegate") for this purpose. (as of the date of the adoption of these guidelines and procedures, John E. Jaymont has been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3. Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. Requests for pre-approval may include, but are not limited to, the following services:

     a.   Audit engagement, particularly for interim periods;

     b.   Preparation of fund tax returns;

     c. Review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

     d.   Review of its shareholder materials;

     e. Review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

     f.   Market research and strategic insights.

5. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6. Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7. The delegate's action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust's management.

8. Pre-approvals by the delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Committee's Chairman.

9. Pre-approvals by the delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10. The results of the Committee's review of the delegate's action on a request for pre-approval shall be recorded in the Committee's minutes and reported to the full board of Trustees.

11. Pre-approvals will be granted by the delegate for a period of no more than one year.

V.   Procedures for Monitoring Engagements Authorized under Pre-Approval
     Procedures

The independent auditor shall inform the Committee in writing upon the Commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI.  Amendment

These policies and procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee charter.


(2) None, or 0% of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed for the fiscal year ended July 31, 2007 and July 31, 2008 for services rendered by the principal accountant to the registrant were $104,850 and $145,575, respectively.

The aggregate non-audit fees billed for the fiscal year ended July 31, 2007 and July 31, 2008 for services rendered by the principal accountant to the investment adviser were $81,100 and $54,173, respectively.

(h) The Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

A Schedule of Investments is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since the registrant last disclosed its procedures pursuant to Item 22(b)(15) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIFTH THIRD FUNDS



/s/ E. Keith Wirtz
------------------
E. Keith Wirtz
President

Date:  October 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ E. Keith Wirtz
------------------
E. Keith Wirtz
President
(Principal Executive Officer)

Date: October 7, 2008



/s/ Shannon King
----------------
Shannon King
Treasurer
(Principal Financial and Accounting Officer)

Date: October 7, 2008